UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-09729
Name of Fund:
iShares Trust
Fund Address:  c/o BlackRock Fund Advisors,
400 Howard Street, San Francisco, CA 94105
Name and address of agent for service: The Corporation Trust Company,
1209 Orange Street, Wilmington, DE 19801
Registrant's telephone number, including area code:
(415) 670-2000
Date of fiscal year end:
03/31/2025
Date of reporting period:
03/31/2025
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

iShares Mortgage Real Estate ETF
REM | Cboe BZX Exchange
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Mortgage Real Estate ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Mortgage Real Estate ETF	$49	0.48%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 5.82%.
  For the same period, the Russell 3000® Index returned 7.22% and the FTSE Nareit All Mortgage Capped Index returned 6.44%.
What contributed to performance?
The Federal Reserve began to ease its monetary stance in 2024 and cut interest rates by 100 basis points before the end of the reporting period. As mortgage REITs derive their income from the difference between the short-term interest rates at which they borrow funds to purchase securities and the long-term rates they earn on their mortgage investments, they are sensitive to changing interest rates. However, mortgage rates stayed elevated since they are closely tied to the 10-year Treasury benchmark, which rose during the reporting period. Contributors to returns included firms that focus on highly liquid agency mortgage-backed securities that are guaranteed by government entities, largely eliminating credit risk for investors. This strategy allowed these firms to leverage favorable funding conditions and provide stable dividends despite broader market volatility.
What detracted from performance?
Firms that provide commercial mortgage REITs detracted from the Fund’s return during the reporting period. The commercial real estate sector faced significant headwinds, as weak property fundamental factors constrained transaction volumes and rent growth. These firms were also negatively impacted by non-performing loans that required provisions.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	5.82%	12.88%	1.94%
Russell 3000® Index	7.22	18.18	11.80
FTSE Nareit All Mortgage Capped Index	6.44	13.75	2.53
Key Fund statistics
Net Assets	$651,004,711
Number of Portfolio Holdings	36
Net Investment Advisory Fees	$2,992,088
Portfolio Turnover Rate	24%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Mortgage REITs	100.0%
Ten largest holdings
Security	Percent of Total Investments(a)
Annaly Capital Management, Inc.	19.6%
AGNC Investment Corp.	14.3%
Starwood Property Trust, Inc.	10.8%
Blackstone Mortgage Trust, Inc., Class A	4.7%
Rithm Capital Corp.	4.7%
Arbor Realty Trust, Inc.	3.4%
Two Harbors Investment Corp.	3.2%
Apollo Commercial Real Estate Finance, Inc.	3.0%
Ladder Capital Corp., Class A	3.0%
PennyMac Mortgage Investment Trust	2.9%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell or FTSE International Limited, and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Mortgage Real Estate ETF
Annual Shareholder Report — March 31, 2025
REM-03/25-AR

iShares Residential and Multisector Real Estate ETF
REZ | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Residential and Multisector Real Estate ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Residential and Multisector Real Estate ETF	$53	0.48%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 22.58%.
  For the same period, the Russell 3000® Index returned 7.22% and the FTSE Nareit All Residential Capped Index returned 23.22%.
What contributed to performance?
Healthcare REITs were the largest contributors to the Fund’s return during the reporting period, due to strong demographic tailwinds, particularly an aging population in the United States. This trend has driven increased demand for senior living facilities, medical office buildings, and skilled nursing facilities. Firms that specialize in healthcare REITs benefited from operational improvements such as higher occupancy rates as well as favorable market conditions. Residential REITs also contributed to performance. Multi-family REITs were supported by recovering rent growth, supported by favorable demographics, steady job growth, and the high cost of homeownership, which made renting more attractive.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	22.58%	12.35%	6.77%
Russell 3000® Index	7.22	18.18	11.80
FTSE Nareit All Residential Capped Index	23.22	12.84	7.20
Key Fund statistics
Net Assets	$859,366,731
Number of Portfolio Holdings	42
Net Investment Advisory Fees	$4,134,342
Portfolio Turnover Rate	13%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Residential REITs	42.0%
Health Care REITs	40.1%
Specialized REITs	17.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Welltower, Inc.	18.3%
Public Storage	9.2%
Extra Space Storage, Inc.	6.0%
AvalonBay Communities, Inc.	5.9%
Ventas, Inc.	5.6%
Invitation Homes, Inc.	4.6%
Equity Residential	4.5%
Essex Property Trust, Inc.	4.4%
Mid-America Apartment Communities, Inc.	4.4%
Sun Communities, Inc.	3.6%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell or FTSE International Limited, and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Residential and Multisector Real Estate ETF
Annual Shareholder Report — March 31, 2025
REZ-03/25-AR

iShares ESG Select Screened S&P 500 ETF
XVV | Cboe BZX Exchange
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares ESG Select Screened S&P 500 ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Select Screened S&P 500 ETF	$8	0.08%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 7.35%.
  For the same period, the S&P Total Market Index™ returned 7.09% and the S&P 500 Sustainability Screened Index® returned 7.45%.
What contributed to performance?
Financial stocks contributed to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks. A multi-sector holding company saw strength from its insurance business holdings and significant gains in investment income. Overall, insurance companies were supported by rising premiums and growth in property and casualty names. Additionally, the continued shift from cash to digital payments was a tailwind for payment processing companies. The capital markets industry further contributed, driven in part by growing trading volumes and investment banking revenues. The information technology sector was supported by an innovative multinational technology company who benefited from consistently strong brand recognition and the robust ecosystem of its products and services. Additionally, optimism was further fueled by the potential of emerging technologies like artificial intelligence (AI) to enhance product development and operational efficiency. In the communication sector, media and entertainment stocks contributed, as the benefits of investments in AI for advertising came to fruition.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 22, 2020 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	7.35%	13.66%
S&P Total Market Index™	7.09	13.15
S&P 500 Sustainability Screened Index®	7.45	13.76
Key Fund statistics
Net Assets	$299,223,458
Number of Portfolio Holdings	447
Net Investment Advisory Fees	$224,110
Portfolio Turnover Rate	5%
The Fund has added the S&P Total Market Index™ in response to new regulatory requirements.
The inception date of the Fund was September 22, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	32.1%
Financials	16.1%
Health Care	11.4%
Consumer Discretionary	11.2%
Communication Services	10.1%
Industrials	7.1%
Consumer Staples	4.9%
Real Estate	2.5%
Materials	2.1%
Utilities	1.4%
Energy	1.1%
Ten largest holdings
Security	Percent of Total Investments(a)
Apple Inc.	7.7%
Microsoft Corp.	6.5%
NVIDIA Corp.	6.2%
Amazon.com, Inc.	4.2%
Meta Platforms, Inc., Class A	2.9%
Berkshire Hathaway, Inc., Class B	2.3%
Alphabet, Inc., Class A	2.1%
Broadcom, Inc.	1.8%
Alphabet, Inc., Class C, NVS	1.7%
Tesla, Inc.	1.7%
(a)	Excludes money market funds.
Material Fund changes
This is a summary of certain changes to the Fund since March 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after March 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective February 19, 2025, the name of the Fund was changed from iShares ESG Screened S&P 500 ETF to iShares ESG Select Screened S&P 500 ETF.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Select Screened S&P 500 ETF
Annual Shareholder Report — March 31, 2025
XVV-03/25-AR

iShares ESG Select Screened S&P Mid-Cap ETF
XJH | Cboe BZX Exchange
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares ESG Select Screened S&P Mid-Cap ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Select Screened S&P Mid-Cap ETF	$12	0.12%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned (3.81)%.
  For the same period, the S&P Total Market Index™ returned 7.09% and the S&P MidCap 400 Sustainability Screened Index® returned (3.59)%.
What contributed to performance?
Financial stocks contributed to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks. Insurance stocks contributed, helped by rising premiums.
What detracted from performance?
Woes over lingering inflation and the possibility of trade wars dampened consumer sentiment, leading the consumer discretionary sector to be the largest detractor from the Fund’s return during the reporting period. In addition to facing increased competition from China, automobile firms were challenged by dampened consumer demand, particularly for big-ticket items like electric vehicles (EVs), as affordability concerns hindered EV adoption despite government incentives. Also detracting was the industrials sector, challenged by weaker global trade volumes, elevated material costs, and trade uncertainty. In the information technology sector, semiconductor materials and equipment firms were pressured by uneven demand conditions, escalating trade wars, and geopolitical tensions.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 22, 2020 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	(3.81)%	11.60%
S&P Total Market Index™	7.09	13.15
S&P MidCap 400 Sustainability Screened Index®	(3.59)	11.78
Key Fund statistics
Net Assets	$255,539,560
Number of Portfolio Holdings	359
Net Investment Advisory Fees	$274,593
Portfolio Turnover Rate	21%
The Fund has added the S&P Total Market Index™ in response to new regulatory requirements.
The inception date of the Fund was September 22, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	21.1%
Financials	20.0%
Consumer Discretionary	13.4%
Information Technology	10.7%
Health Care	9.8%
Real Estate	8.4%
Materials	7.0%
Consumer Staples	5.0%
Energy	1.7%
Utilities	1.6%
Communication Services	1.3%
Ten largest holdings
Security	Percent of Total Investments(a)
RB Global, Inc.	0.8%
Interactive Brokers Group, Inc., Class A	0.7%
Watsco, Inc.	0.7%
EMCOR Group, Inc.	0.7%
Fidelity National Financial, Inc., Class A	0.7%
Docusign, Inc.	0.7%
Casey's General Stores, Inc.	0.7%
Guidewire Software, Inc.	0.6%
Reliance, Inc.	0.6%
Sprouts Farmers Market, Inc.	0.6%
(a)	Excludes money market funds.
Material Fund changes
This is a summary of certain changes to the Fund since March 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after March 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective February 19, 2025, the name of the Fund was changed from iShares ESG Screened S&P Mid-Cap ETF to iShares ESG Select Screened S&P Mid-Cap ETF.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Select Screened S&P Mid-Cap ETF
Annual Shareholder Report — March 31, 2025
XJH-03/25-AR

iShares ESG Select Screened S&P Small-Cap ETF
XJR | Cboe BZX Exchange
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares ESG Select Screened S&P Small-Cap ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Select Screened S&P Small-Cap ETF	$12	0.12%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned (2.14)%.
  For the same period, the S&P Total Market Index™ returned 7.09% and the S&P SmallCap 600 Sustainability Screened Index® returned (1.96)%.
What contributed to performance?
Financial stocks contributed to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks.
What detracted from performance?
Small capitalization stocks lagged during the reporting period as they faced weaker earnings growth due to their greater sensitivity to economic pressures. Concerns over lingering inflation and the possibility of trade wars dampened consumer sentiment, leading the consumer discretionary sector to be the largest detractor from the Fund’s return during the reporting period. Companies that operate in the consumer discretionary distribution and retail segment were pressured by weakening demand as consumers prioritized essentials, and among consumer durables names, consumers delayed purchases on bigger ticket items. In the information technology sector, semiconductor materials and equipment firms were pressured by escalating trade and geopolitical tensions which compounded broader industry headwinds, such as a cyclical downturn in semiconductor capital spending and macroeconomic uncertainty. Also detracting was the industrials sector, challenged by weaker global trade volumes, elevated material costs, and trade uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 22, 2020 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	(2.14)%	10.94%
S&P Total Market Index™	7.09	13.15
S&P SmallCap 600 Sustainability Screened Index®	(1.96)	11.25
Key Fund statistics
Net Assets	$93,945,180
Number of Portfolio Holdings	685
Net Investment Advisory Fees	$101,817
Portfolio Turnover Rate	27%
The Fund has added the S&P Total Market Index™ in response to new regulatory requirements.
The inception date of the Fund was September 22, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	19.5%
Industrials	18.0%
Consumer Discretionary	13.7%
Health Care	13.1%
Information Technology	12.7%
Real Estate	8.8%
Materials	3.6%
Communication Services	3.5%
Consumer Staples	3.2%
Utilities	2.2%
Energy	1.7%
Ten largest holdings
Security	Percent of Total Investments(a)
Corcept Therapeutics, Inc.	1.0%
Mr. Cooper Group, Inc.	0.7%
Qorvo, Inc.	0.6%
Brinker International, Inc.	0.6%
Terreno Realty Corp.	0.6%
Merit Medical Systems, Inc.	0.6%
Armstrong World Industries, Inc.	0.6%
Essential Properties Realty Trust, Inc.	0.6%
SPX Technologies, Inc.	0.5%
ACI Worldwide, Inc.	0.5%
(a)	Excludes money market funds.
Material Fund changes
This is a summary of certain changes to the Fund since March 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after March 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective February 19, 2025, the name of the Fund was changed from iShares ESG Screened S&P Small-Cap ETF to iShares ESG Select Screened S&P Small-Cap ETF.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Select Screened S&P Small-Cap ETF
Annual Shareholder Report — March 31, 2025
XJR-03/25-AR

iShares S&P 100 ETF
OEF | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares S&P 100 ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares S&P 100 ETF	$21	0.20%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 10.47%.
  For the same period, the S&P Total Market Index™ returned 7.09% and the S&P 100® returned 10.70%.
What contributed to performance?
U.S. large cap equities ended the period higher, and stocks in the information technology sector contributed the most to returns, helped by the rapid development and advancement of artificial intelligence (“AI”). Within the technology hardware segment, an innovative multinational technology company benefited from consistently strong brand recognition and the robust ecosystem of its products and services. Additionally, optimism was further fueled by the potential of emerging technologies to enhance product development and operational efficiency. In the semiconductors and semiconductor equipment segent, leading chipmakers specializing in high-performance hardware also benefited performance, especially a manufacturer of graphics processing units, which are critical for AI infrastructure and high-performance computing. Within the financials sector, the continued shift from cash to digital payments was a tailwind for transaction and payment processing services companies. Additionally, a diversified financial holding company benefited from strong performance from its insurance segment. In the communication sector, media and entertainment stocks contributed, as the benefits of investments in AI for advertising came to fruition.
What detracted from performance?
A major software firm detracted from the Fund’s return during the reporting period, due to decelerating growth in its cloud infrastructure unit and concerns about its AI investment strategy.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	10.47%	19.50%	13.49%
S&P Total Market Index™	7.09	18.08	11.72
S&P 100®	10.70	19.73	13.71
Key Fund statistics
Net Assets	$16,587,895,157
Number of Portfolio Holdings	104
Net Investment Advisory Fees	$27,666,291
Portfolio Turnover Rate	4%
The Fund has added the S&P Total Market Index™ in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	36.0%
Financials	13.4%
Communication Services	12.5%
Health Care	10.9%
Consumer Discretionary	10.9%
Consumer Staples	6.7%
Industrials	4.6%
Energy	2.8%
Utilities	1.0%
Materials	0.7%
Real Estate	0.5%
Ten largest holdings
Security	Percent of Total Investments(a)
Apple Inc.	10.0%
Microsoft Corp.	8.4%
NVIDIA Corp.	8.0%
Amazon.com, Inc.	5.4%
Meta Platforms, Inc., Class A	3.8%
Berkshire Hathaway, Inc., Class B	2.9%
Alphabet, Inc., Class A	2.7%
Broadcom, Inc.	2.4%
Alphabet, Inc., Class C, NVS	2.2%
Tesla, Inc.	2.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares S&P 100 ETF
Annual Shareholder Report — March 31, 2025
OEF-03/25-AR

iShares S&P 500 Growth ETF
IVW | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares S&P 500 Growth ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares S&P 500 Growth ETF	$19	0.18%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 10.25%.
  For the same period, the S&P Total Market Index™ returned 7.09% and the S&P 500 Growth Index™ returned 10.46%.
What contributed to performance?
U.S. large cap equities ended the period higher, and stocks in the information technology sector contributed the most to returns, helped by the rapid development and advancement of artificial intelligence (“AI”). Within the technology hardware segment, an innovative multinational technology company benefited from consistently strong brand recognition and the robust ecosystem of its products and services. Additionally, optimism was further fueled by the potential of emerging technologies to enhance product development and operational efficiency. Within semiconductors and semiconductor equipment, leading chipmakers specializing in high-performance hardware also benefited performance, especially a manufacturer of graphics processing units, which are critical for AI infrastructure and high-performance computing. Within the financials sector, the continued shift from cash to digital payments was a tailwind for transaction and payment processing services companies. In the consumer discretionary sector, the stock of an electric vehicle maker gained, helped by a sharp rise in carbon credit revenue, possible deregulation of autonomous driving, and as investors remained optimistic about the company’s long-term growth plans. (Carbon credits are tradable permits that allow companies to emit a certain amount of greenhouse gases. Firms can earn revenue by selling these credits to automakers that need them to meet regulatory emissions standards.) Within communications, a large online marketplace was supported by e-commerce sales, and as its cloud services division delivered strong revenue gains.
What detracted from performance?
There were no significant detractors from returns during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	10.25%	18.48%	13.79%
S&P Total Market Index™	7.09	18.08	11.72
S&P 500 Growth Index™	10.46	18.70	13.99
Key Fund statistics
Net Assets	$51,420,197,448
Number of Portfolio Holdings	214
Net Investment Advisory Fees	$94,583,863
Portfolio Turnover Rate	31%
The Fund has added the S&P Total Market Index™ in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	37.0%
Communication Services	14.4%
Financials	13.7%
Consumer Discretionary	12.4%
Industrials	8.5%
Health Care	6.5%
Consumer Staples	3.8%
Real Estate	1.3%
Utilities	1.1%
Energy	0.8%
Materials	0.5%
Ten largest holdings
Security	Percent of Total Investments(a)
NVIDIA Corp.	11.2%
Apple Inc.	6.5%
Microsoft Corp.	6.1%
Meta Platforms, Inc., Class A	5.3%
Amazon.com, Inc.	4.4%
Alphabet, Inc., Class A	3.8%
Broadcom, Inc.	3.3%
Alphabet, Inc., Class C, NVS	3.1%
Tesla, Inc.	3.1%
Eli Lilly & Co.	2.7%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares S&P 500 Growth ETF
Annual Shareholder Report — March 31, 2025
IVW-03/25-AR

iShares S&P 500 Value ETF
IVE | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares S&P 500 Value ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares S&P 500 Value ETF	$18	0.18%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 4.02%.
  For the same period, the S&P Total Market Index™ returned 7.09% and the S&P 500 Value Index™ returned 4.21%.
What contributed to performance?
Financial stocks were the leading contributor to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks. The capital markets industry further contributed, driven in part by growing trading volumes and investment banking revenues. Within the defensive consumer staples sector, stocks in the consumer staples merchandise retail sector gained, particularly leading brick-and-mortar retailers with a focus on low pricing and everyday essentials. Additionally, these companies benefited from efforts to increase their e-commerce operations. The utilities sector benefited from its defensive nature, as well as the increasing electricity demand needed to support the rapid development of artificial intelligence data centers.
What detracted from performance?
During the reporting period, the information technology sector was the leading detractor from the Fund’s return. Semiconductors and semiconductor equipment names faced significant negative impacts due to escalating trade tensions and geopolitical tensions, additionally, while demand for chips that power artificial intelligence experienced strong demand, suppliers exposed to the PC, smartphone, industrial, and automotive sectors generally saw fundamentals under pressure due to weak end demand conditions and excess inventory.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	4.02%	17.00%	9.93%
S&P Total Market Index™	7.09	18.08	11.72
S&P 500 Value Index™	4.21	17.21	10.11
Key Fund statistics
Net Assets	$37,289,321,835
Number of Portfolio Holdings	402
Net Investment Advisory Fees	$62,476,052
Portfolio Turnover Rate	32%
The Fund has added the S&P Total Market Index™ in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	22.3%
Health Care	15.9%
Financials	15.6%
Industrials	8.4%
Consumer Staples	8.3%
Consumer Discretionary	8.3%
Energy	6.5%
Communication Services	4.0%
Utilities	4.0%
Materials	3.5%
Real Estate	3.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Apple Inc.	7.6%
Microsoft Corp.	5.6%
Amazon.com, Inc.	3.2%
Exxon Mobil Corp.	2.2%
Berkshire Hathaway, Inc., Class B	2.1%
UnitedHealth Group, Inc.	2.0%
Procter & Gamble Co. (The)	1.7%
Johnson & Johnson	1.7%
JPMorgan Chase & Co.	1.2%
Chevron Corp.	1.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares S&P 500 Value ETF
Annual Shareholder Report — March 31, 2025
IVE-03/25-AR

iShares S&P Small-Cap 600 Value ETF
IJS | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares S&P Small-Cap 600 Value ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares S&P Small-Cap 600 Value ETF	$18	0.18%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned (3.35)%.
  For the same period, the S&P Total Market Index™ returned 7.09% and the S&P SmallCap 600 Value Index™ returned (3.24)%.
What contributed to performance?
Financial stocks contributed to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for regional banks. The capital markets industry further contributed, driven in part by growing trading volumes and investment banking revenues.
What detracted from performance?
During the reporting period, the consumer discretionary sector was the leading detractor from the Fund’s return as concerns over lingering inflation and the possibility of trade wars dampened consumer sentiment. This led consumers to prioritize their spending, and delay purchases on both nonessential goods and bigger ticket items. The information technology sector was pressured as semiconductors and semiconductor equipment makers exposed to the PC, smartphone, industrial, and automotive sectors generally saw fundamentals under pressure due to weak end demand conditions and excess inventory. These challenges compounded broader industry headwinds, such as a cyclical downturn in semiconductor capital spending and macroeconomic uncertainty. Within healthcare, pharma, biotech, and life sciences companies weighed on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(3.35)%	16.01%	6.72%
S&P Total Market Index™	7.09	18.08	11.72
S&P SmallCap 600 Value Index™	(3.24)	16.25	6.92
Key Fund statistics
Net Assets	$6,405,666,680
Number of Portfolio Holdings	504
Net Investment Advisory Fees	$12,717,018
Portfolio Turnover Rate	52%
The Fund has added the S&P Total Market Index™ in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	22.7%
Industrials	15.3%
Consumer Discretionary	14.1%
Information Technology	10.3%
Health Care	8.7%
Real Estate	7.7%
Materials	6.4%
Energy	4.2%
Utilities	3.8%
Consumer Staples	3.6%
Communication Services	3.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Mr. Cooper Group, Inc.	1.2%
Qorvo, Inc.	1.1%
Teleflex, Inc.	1.0%
BorgWarner, Inc.	1.0%
Celanese Corp., Class A	1.0%
Lincoln National Corp.	1.0%
Sandisk Corp.	0.9%
Robert Half, Inc.	0.9%
FMC Corp.	0.8%
Meritage Homes Corp.	0.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares S&P Small-Cap 600 Value ETF
Annual Shareholder Report — March 31, 2025
IJS-03/25-AR

iShares Core S&P Mid-Cap ETF
IJH | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Core S&P Mid-Cap ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Core S&P Mid-Cap ETF	$5	0.05%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned (2.76)%.
  For the same period, the S&P Total Market Index returned 7.09% and the S&P MidCap 400® returned (2.71)%.
What contributed to performance?
During the reporting period, the financials sector contributed to the Fund’s return. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for regional banks. Insurance stocks also gained. The property and casualty segment contributed as premiums increased significantly, driven by reinsurance costs, climate-related risks, and elevated claims from extreme events, even as rising replacement costs and severe weather-related losses presented challenges.
What detracted from performance?
During the reporting period, the consumer discretionary sector was the leading detractor from the Fund’s return as concerns over lingering inflation and the possibility of trade wars dampened consumer sentiment. Consumers prioritized spending on essentials and delayed purchases on bigger ticket items, negatively impacting companies such as appliances and electronics in the consumer durables segment. Stocks in the automobile subsector declined amid tariffs that sparked trade war concerns. In the industrials sector, capital goods stocks were pressured, as manufacturers contended with persistent challenges such as higher input costs and weaker demand. Within information technology, semiconductor stocks detracted, as companies exposed to PCs, smartphones, industrial, and automotive sectors faced significant challenges.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(2.76)%	16.87%	8.37%
S&P Total Market Index	7.09	18.08	11.72
S&P MidCap 400®	(2.71)	16.91	8.43
Key Fund statistics
Net Assets	$89,465,202,807
Number of Portfolio Holdings	416
Net Investment Advisory Fees	$45,039,395
Portfolio Turnover Rate	18%
The Fund has added the S&P Total Market Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	21.0%
Financials	18.6%
Consumer Discretionary	13.3%
Information Technology	10.0%
Health Care	9.1%
Real Estate	7.5%
Materials	6.6%
Consumer Staples	5.4%
Energy	4.1%
Utilities	3.1%
Communication Services	1.3%
Ten largest holdings
Security	Percent of Total Investments(a)
RB Global, Inc.	0.7%
Interactive Brokers Group, Inc., Class A	0.7%
Watsco, Inc.	0.6%
EMCOR Group, Inc.	0.6%
Fidelity National Financial, Inc., Class A	0.6%
Docusign, Inc.	0.6%
Casey's General Stores, Inc.	0.6%
Guidewire Software, Inc.	0.6%
Reliance, Inc.	0.6%
Sprouts Farmers Market, Inc.	0.6%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Core S&P Mid-Cap ETF
Annual Shareholder Report — March 31, 2025
IJH-03/25-AR

iShares Core S&P Small-Cap ETF
IJR | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Core S&P Small-Cap ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Core S&P Small-Cap ETF	$6	0.06%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned (3.46)%.
  For the same period, the S&P Total Market Index returned 7.09% and the S&P SmallCap 600® returned (3.38)%.
What contributed to performance?
Financial stocks contributed to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for regional banks.
What detracted from performance?
During the reporting period, the consumer discretionary sector was the leading detractor from the Fund’s return as concerns over lingering inflation and the possibility of trade wars dampened consumer sentiment. This led consumers to prioritize their spending, and delay purchases on both nonessential goods and bigger ticket items. The information technology sector was pressured as suppliers exposed to the PC, smartphone, industrial, and automotive sectors generally saw fundamentals under pressure due to weak end demand conditions and excess inventory. These challenges compounded broader industry headwinds, such as a cyclical downturn in semiconductor capital spending and macroeconomic uncertainty. The energy sector was also a notable detractor, marked by significant volatility amid trade uncertainty and as OPEC+ announced a production increase amid slowing energy demand in major economies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(3.46)%	15.01%	7.48%
S&P Total Market Index	7.09	18.08	11.72
S&P SmallCap 600®	(3.38)	15.09	7.52
Key Fund statistics
Net Assets	$78,424,528,233
Number of Portfolio Holdings	662
Net Investment Advisory Fees	$50,345,706
Portfolio Turnover Rate	25%
The Fund has added the S&P Total Market Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	18.5%
Industrials	18.0%
Consumer Discretionary	12.9%
Health Care	12.2%
Information Technology	11.8%
Real Estate	8.3%
Materials	5.0%
Energy	4.5%
Consumer Staples	3.3%
Communication Services	3.0%
Utilities	2.5%
Ten largest holdings
Security	Percent of Total Investments(a)
Corcept Therapeutics, Inc.	0.9%
Mr. Cooper Group, Inc.	0.6%
Qorvo, Inc.	0.5%
Brinker International, Inc.	0.5%
Teleflex, Inc.	0.5%
Terreno Realty Corp.	0.5%
BorgWarner, Inc.	0.5%
Celanese Corp., Class A	0.5%
Merit Medical Systems, Inc.	0.5%
Armstrong World Industries, Inc.	0.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Core S&P Small-Cap ETF
Annual Shareholder Report — March 31, 2025
IJR-03/25-AR

iShares Core S&P U.S. Growth ETF
IUSG | NASDAQ
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Core S&P U.S. Growth ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Core S&P U.S. Growth ETF	$4	0.04%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 9.19%.
  For the same period, the S&P Total Market Index returned 7.09% and the S&P 900 Growth Index™ returned 9.26%.
What contributed to performance?
During the reporting period, the information technology sector was the leading contributor to the Fund's performance. In particular, an innovative multinational technology company benefited from consistently strong brand recognition and the robust ecosystem of its products and services. Additionally, optimism was further fueled by the potential of emerging technologies like artificial intelligence (“AI”) to enhance product development and operational efficiency. The semiconductor segment was also positive, as leading chipmakers specializing in high-performance hardware designed for AI and high-performance computing contributed. In the financials sector, insurance companies were supported by rising premiums and growth in property and casualty names. Among financial services firms, the continued shift from cash to digital payments was a tailwind for transaction and payment processing services companies. Communications stocks were also meaningful contributors, buoyed by strong performance from media and entertainment names.
What detracted from performance?
There were no significant detractors from the performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	9.19%	18.41%	13.43%
S&P Total Market Index	7.09	18.08	11.72
S&P 900 Growth Index™	9.26	18.46	13.48
Key Fund statistics
Net Assets	$19,457,291,521
Number of Portfolio Holdings	455
Net Investment Advisory Fees	$7,825,650
Portfolio Turnover Rate	21%
The Fund has added the S&P Total Market Index in response to new regulatory requirements.
The performance of the S&P 900 Growth Index™ in this report reflects the performance of the Russell 3000® Growth Index through January 22, 2017 and, beginning on January 23, 2017, the performance of the S&P 900 Growth Index™.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	35.7%
Financials	13.8%
Communication Services	13.7%
Consumer Discretionary	12.5%
Industrials	9.5%
Health Care	6.7%
Consumer Staples	3.9%
Real Estate	1.5%
Utilities	1.0%
Energy	0.9%
Materials	0.8%
Ten largest holdings
Security	Percent of Total Investments(a)
NVIDIA Corp.	10.6%
Apple Inc.	6.1%
Microsoft Corp.	5.8%
Meta Platforms, Inc., Class A	5.0%
Amazon.com, Inc.	4.2%
Alphabet, Inc., Class A	3.6%
Broadcom, Inc.	3.1%
Alphabet, Inc., Class C, NVS	3.0%
Tesla, Inc.	2.9%
Eli Lilly & Co.	2.6%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC , and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Core S&P U.S. Growth ETF
Annual Shareholder Report — March 31, 2025
IUSG-03/25-AR

iShares Core S&P U.S. Value ETF
IUSV | NASDAQ
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Core S&P U.S. Value ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Core S&P U.S. Value ETF	$4	0.04%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 4.14%.
  For the same period, the S&P Total Market Index returned 7.09% and the S&P 900 Value Index™ returned 4.18%.
What contributed to performance?
Financial stocks were the leading contributor to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks. The capital markets industry further contributed, driven in part by growing trading volumes and investment banking revenues. Also benefiting performance were insurance companies, supported by rising premiums and growth in property and casualty names. Stocks in the consumer staples sector gained, particularly leading brick-and-mortar retailers with a focus on low pricing and everyday essentials. Additionally, these companies benefited from efforts to increase their e-commerce operations.
What detracted from performance?
The information technology sector was the main detractor from the Fund’s return during the reporting period. In the semiconductors segment, suppliers exposed to the PC, smartphone, industrial and automotive sectors generally saw fundamentals under pressure due to weak end demand conditions and excess inventory. These challenges compounded broader industry headwinds, such as a cyclical downturn in semiconductor capital spending and macroeconomic uncertainty. In the software subsector, a major firm detracted, due to decelerating growth in its cloud infrastructure unit and concerns about its artificial intelligence investment strategy. Consumer discretionary stocks also detracted as concerns over lingering inflation and the possibility of trade wars dampened consumer sentiment. This led consumers to prioritize their spending, and delay purchases on both nonessential goods and bigger ticket items.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	4.14%	17.31%	9.94%
S&P Total Market Index	7.09	18.08	11.72
S&P 900 Value Index™	4.18	17.35	9.96
Key Fund statistics
Net Assets	$20,213,427,084
Number of Portfolio Holdings	701
Net Investment Advisory Fees	$7,545,873
Portfolio Turnover Rate	31%
The Fund has added the S&P Total Market Index in response to new regulatory requirements.
The performance of the S&P 900 Value Index™ in this report reflects the performance of the Russell 3000® Value Index through January 22, 2017 and, beginning on January 23, 2017, the performance of the S&P 900 Value Index™.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	21.5%
Financials	15.9%
Health Care	15.4%
Industrials	8.8%
Consumer Discretionary	8.4%
Consumer Staples	8.2%
Energy	6.4%
Utilities	4.1%
Communication Services	3.9%
Materials	3.8%
Real Estate	3.6%
Ten largest holdings
Security	Percent of Total Investments(a)
Apple Inc.	7.2%
Microsoft Corp.	5.3%
Amazon.com, Inc.	3.0%
Exxon Mobil Corp.	2.1%
Berkshire Hathaway, Inc., Class B	2.0%
UnitedHealth Group, Inc.	1.9%
Procter & Gamble Co. (The)	1.6%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.2%
Chevron Corp.	1.1%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC , and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the comapny listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Core S&P U.S. Value ETF
Annual Shareholder Report — March 31, 2025
IUSV-03/25-AR

iShares MSCI USA Quality GARP ETF
GARP | Cboe BZX Exchange
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares MSCI USA Quality GARP ETF (the “Fund”) (formerly known as iShares Factors US Growth Style ETF) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI USA Quality GARP ETF	$16	0.15%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 7.67%.
  For the same period, the MSCI USA Index returned 8.17% and the Underlying Index returned 7.87%.
What contributed to performance?
Consumer discretionary stocks were the top contributor to the Fund’ performance during the reporting period. In particular, the stock of an electric vehicle (“EV”) maker gained, helped by a sharp rise in carbon credit revenue, possible deregulation of autonomous driving, and as investors remained optimistic about the company’s long-term growth plans. (Carbon credits are tradable permits that allow companies to emit a certain amount of greenhouse gases, firms can earn revenue by selling these credits to automakers that need them to meet regulatory emissions standards.) Financial stocks also contributed, supported by transaction and payment processing services firms, amid a continued shift from cash to digital payments. In the industrials sector, aerospace companies benefited as both leisure and business air travel experienced a sharp rebound. Defense stocks gained amid rising geopolitical tensions and as defense spending increases, driving robust growth in military contracts and backlogs. Reflecting factor contributions, profitability and momentum drove performance during the period as well as earnings yield.
What detracted from performance?
During the reporting period, factor detractors from the Fund’s return included volatility and dividend yield.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: January 14, 2020 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	7.67%	21.35%	15.75%
MSCI USA Index	8.17	18.58	12.53
Underlying Index	7.87	21.60	15.98
MSCI USA Quality GARP Select Index	N/A	N/A	10.04
Russell US Large Cap Factors Growth Style Index	8.34	N/A	17.25
Key Fund statistics
Net Assets	$316,184,469
Number of Portfolio Holdings	135
Net Investment Advisory Fees	$242,567
Portfolio Turnover Rate	69%
The Fund has added the MSCI USA Index in response to new regulatory requirements.
The inception date of the Fund was January 14, 2020.
The performance of the Underlying Index in this report reflects the performance of the Russell US Large Cap Factors Growth Style Index through June 2, 2024 and, beginning on June 3, 2024, the performance of the MSCI USA Quality GARP Select Index.
The inception date of the MSCI USA Quality GARP Select Index was April 16, 2024. The cumulative total return for this index for the period April 16, 2024 through September 30, 2024 was 14.88%.
Effective August 5, 2024, the Russell US Large Cap Value Factors Growth Style Index was discontinued by the index provider. Returns shown are through August 2, 2024.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	46.3%
Consumer Discretionary	13.2%
Financials	13.1%
Communication Services	9.9%
Industrials	7.5%
Health Care	5.2%
Energy	3.3%
Real Estate	1.0%
Materials	0.4%
Utilities	0.1%
Ten largest holdings
Security	Percent of Total Investments(a)
Mastercard, Inc., Class A	5.4%
Microsoft Corp.	5.3%
Apple Inc.	5.3%
NVIDIA Corp.	4.5%
Meta Platforms, Inc., Class A	4.1%
Adobe, Inc.	3.9%
Alphabet, Inc., Class A	3.7%
KLA Corp.	3.6%
Tesla, Inc.	3.5%
Eli Lilly & Co.	3.5%
(a)	Excludes money market funds.
Material Fund changes
This is a summary of certain changes to the Fund since March 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after March 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
On March 5, 2024, the Board of Trustees approved a proposal to change the fund name of iShares Factors US Growth Style ETF to iShares MSCI USA Quality GARP ETF, the ticker from STLG to GARP and the underlying index from Russell US Large Cap Factors Growth Style Index to MSCI USA Quality GARP Select Index and to make related changes to the Fund’s investment objective, investment strategy, and investment risks. The Fund’s revised investment objective is to track the investment results of an index composed of US large- and mid-capitalization growth stocks exhibiting favorable value and quality characteristics. These changes became effective on June 3, 2024.
Effective April 1, 2024, for its investment advisory services to the Fund, BlackRock Fund Advisors ("BFA") is entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to April 1, 2024, BFA was entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell or MSCI Inc., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI USA Quality GARP ETF
Annual Shareholder Report — March 31, 2025
GARP-03/25-AR

iShares Preferred and Income Securities ETF
PFF | NASDAQ
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Preferred and Income Securities ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Preferred and Income Securities ETF	$45	0.45%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 1.46%.
  For the same period, the MSCI USA Index returned 8.17% and the ICE Exchange-Listed Preferred & Hybrid Securities Index returned 1.86%.
What contributed to performance?
During the reporting period, the financials sector was the largest contributor to the Fund’s return. The Federal Reserve began to ease its monetary stance in 2024 and cut interest rates by 100 basis points before the end of the reporting period. Mortgage REITs, which earn income from the spread between short-term borrowing rates and long-term mortgage yields, benefited performance. While mortgages are sensitive to interest rate changes, rates stayed elevated due to rising 10-year Treasury yields. Additionally, banks were supported as lending rates remained relatively high, helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits).
What detracted from performance?
During the reporting period, materials stocks detracted from the Fund’s return, particularly in the chemicals subsector. Falling lithium prices due to a weakening Chinese economy negatively impacted one of the world’s largest producers of lithium.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	1.46%	5.26%	3.01%
MSCI USA Index	8.17	18.58	12.41
ICE Exchange-Listed Preferred & Hybrid Securities Index	1.86	5.76	3.64
Key Fund statistics
Net Assets	$14,160,450,807
Number of Portfolio Holdings	448
Net Investment Advisory Fees	$66,634,982
Portfolio Turnover Rate	20%
The Fund has added the MSCI USA Index in response to new regulatory requirements.
The performance of the ICE Exchange-Listed Preferred & Hybrid Securities Index in this report reflects the performance of the S&P U.S. Preferred Stock Index through January 31, 2019, the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index beginning on February 1, 2019 through October 31, 2019 and, beginning on November 1, 2019, the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Index.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	64.8%
Utilities	11.2%
Real Estate	6.4%
Industrials	5.9%
Communication Services	4.1%
Information Technology	2.4%
Consumer Discretionary	1.9%
Consumer Staples	1.4%
Materials	1.1%
Energy	0.5%
Health Care	0.3%
Ten largest holdings
Security	Percent of Total Investments(a)
Boeing Co. (The)	4.1%
Wells Fargo & Co., Series L, NVS	2.4%
Citigroup Capital XIII, (3-mo. CME Term SOFR + 6.632%), NVS	1.6%
KKR & Co., Inc., Series D	1.5%
Bank of America Corp., Series L, NVS	1.3%
Apollo Global Management, Inc.	1.2%
NextEra Energy, Inc.	1.1%
JPMorgan Chase & Co., Series EE, NVS	1.0%
Albemarle Corp., NVS	1.0%
NextEra Energy, Inc.	1.0%
(a)	Excludes money market funds.
Material Fund changes
This is a summary of certain changes to the Fund since March 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after March 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective December 11, 2024, the investment management agreement was amended to disclose the breakpoint fees to the sixth decimal place.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI Inc., S&P Dow Jones Indices LLC or ICE Data Indices, LLC, and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Preferred and Income Securities ETF
Annual Shareholder Report — March 31, 2025
PFF-03/25-AR

iShares Russell Top 200 ETF
IWL | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Russell Top 200 ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Russell Top 200 ETF	$16	0.15%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 9.29%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell Top 200® Index returned 9.47%.
What contributed to performance?
The largest contributor to the Fund’s return during the reporting period was the financials sector. Banks were supported by strong trading activity, and a resurgence in wealth management and investment banking units. Additionally, a diversified financial holding company benefited from strong performance from its insurance segment. Stocks in the information technology sector also contributed to returns. Technology hardware stocks were supported by an innovative multinational technology company that benefited from consistently strong brand recognition and the robust ecosystem of its products and services. Additionally, optimism was further fueled by the potential of emerging technologies to enhance product development and operational efficiency. The semiconductors and semiconductor equipment segment specializing in high-performance hardware designed for artificial intelligence (“AI”) and high-performance computing also supported performance. In the communication sector, interactive media and services stocks contributed, as the benefits of investments in AI for online advertising came to fruition.
What detracted from performance?
Software stocks within the information technology sector detracted from the Fund’s return during the reporting period. Macroeconomic and policy shocks, particularly new tariffs and trade tensions, as well as concerns about growth and a shift in spending, all weighed on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	9.29%	19.00%	13.25%
Russell 3000® Index	7.22	18.18	11.80
Russell Top 200® Index	9.47	19.18	13.41
Key Fund statistics
Net Assets	$1,566,650,370
Number of Portfolio Holdings	202
Net Investment Advisory Fees	$2,292,941
Portfolio Turnover Rate	5%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	32.5%
Financials	14.5%
Health Care	11.6%
Communication Services	10.6%
Consumer Discretionary	10.5%
Industrials	7.2%
Consumer Staples	6.1%
Energy	3.1%
Materials	1.5%
Utilities	1.4%
Real Estate	1.0%
Ten largest holdings
Security	Percent of Total Investments(a)
Apple Inc.	8.1%
Microsoft Corp.	7.0%
NVIDIA Corp.	6.3%
Amazon.com, Inc.	4.4%
Meta Platforms, Inc., Class A	3.1%
Berkshire Hathaway, Inc., Class B	2.4%
Alphabet, Inc., Class A	2.3%
Broadcom, Inc.	1.9%
Alphabet, Inc., Class C, NVS	1.9%
Tesla, Inc.	1.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Russell Top 200 ETF
Annual Shareholder Report — March 31, 2025
IWL-03/25-AR

iShares Russell Top 200 Growth ETF
IWY | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Russell Top 200 Growth ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Russell Top 200 Growth ETF	$21	0.20%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 8.43%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell Top 200® Growth Index returned 8.76%.
What contributed to performance?
The largest contributor to the Fund’s return during the reporting period was the information technology sector. Technology hardware stocks were supported by an innovative multinational technology company that benefited from consistently strong brand recognition and the robust ecosystem of its products and services. Additionally, optimism was further fueled by the potential of emerging technologies to enhance product development and operational efficiency. The semiconductors and semiconductor equipment segment specializing in high-performance hardware designed for AI and high-performance computing also supported performance. In the communication sector, interactive media and services stocks contributed, as the benefits of investments in AI for online advertising came to fruition. The consumer discretionary sector was led by strong performance from a major electric vehicle manufacturer. The firm was helped by a sharp rise in carbon credit revenue, possible deregulation of autonomous driving, and as investors remained optimistic about the company’s long-term growth plans.
What detracted from performance?
Software stocks within the information technology sector detracted from the Fund’s return during the reporting period. A major software firm was pressured by decelerating growth in its cloud infrastructure unit and concerns about its AI investment strategy.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	8.43%	20.96%	16.26%
Russell 3000® Index	7.22	18.18	11.80
Russell Top 200® Growth Index	8.76	21.22	16.48
Key Fund statistics
Net Assets	$11,750,242,459
Number of Portfolio Holdings	109
Net Investment Advisory Fees	$24,032,562
Portfolio Turnover Rate	28%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	45.6%
Consumer Discretionary	15.3%
Communication Services	13.1%
Health Care	8.1%
Financials	8.1%
Consumer Staples	4.7%
Industrials	3.8%
Materials	0.7%
Real Estate	0.6%
Ten largest holdings
Security	Percent of Total Investments(a)
Apple Inc.	11.8%
Microsoft Corp.	10.2%
NVIDIA Corp.	9.3%
Amazon.com, Inc.	6.8%
Meta Platforms, Inc., Class A	4.3%
Alphabet, Inc., Class A	3.5%
Tesla, Inc.	3.4%
Eli Lilly & Co.	3.2%
Broadcom, Inc.	3.2%
Visa, Inc., Class A	3.0%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Russell Top 200 Growth ETF
Annual Shareholder Report — March 31, 2025
IWY-03/25-AR

iShares Russell Top 200 Value ETF
IWX | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Russell Top 200 Value ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Russell Top 200 Value ETF	$21	0.20%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 9.71%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell Top 200® Value Index returned 9.95%.
What contributed to performance?
The largest contributor to the Fund’s return was the financial sector. Banks were supported by strong trading activity, and a resurgence in wealth management and investment banking units. Additionally, a diversified financial holding company benefited from strong performance from its insurance segment. The Fund benefited from food, beverage, and tobacco holdings within the defensive consumer staples sector. Tobacco companies saw positive outcomes from the success of their smoke-free products, such as tobacco pouches and e-cigarettes. Industrials companies were supported by the capital goods segment. Aerospace and defense stocks registered strong returns amid a landscape of geopolitical instability and ongoing conflicts, which led to increased defense spending.
What detracted from performance?
Semiconductor stocks within the information technology sector detracted from the Fund’s return during the reporting period, as these firms faced significant negative impacts due to escalating trade tensions and geopolitical tensions. Additionally, while demand for chips that power artificial intelligence experienced strong demand, suppliers exposed to the PC, smartphone, industrial, and automotive sectors generally saw fundamentals under pressure due to weak end demand conditions and excess inventory.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	9.71%	15.66%	9.16%
Russell 3000® Index	7.22	18.18	11.80
Russell Top 200® Value Index	9.95	15.91	9.38
Key Fund statistics
Net Assets	$3,094,721,225
Number of Portfolio Holdings	161
Net Investment Advisory Fees	$5,006,654
Portfolio Turnover Rate	18%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	25.8%
Health Care	18.3%
Industrials	12.9%
Consumer Staples	9.3%
Information Technology	8.8%
Energy	7.5%
Communication Services	5.1%
Consumer Discretionary	4.2%
Utilities	3.3%
Materials	2.9%
Real Estate	1.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Berkshire Hathaway, Inc., Class B	5.9%
JPMorgan Chase & Co.	4.2%
Exxon Mobil Corp.	3.2%
UnitedHealth Group, Inc.	2.7%
Johnson & Johnson	2.4%
Walmart, Inc.	2.3%
Procter & Gamble Co. (The)	1.9%
Bank of America Corp.	1.7%
Chevron Corp.	1.7%
Philip Morris International, Inc.	1.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Russell Top 200 Value ETF
Annual Shareholder Report — March 31, 2025
IWX-03/25-AR

iShares Russell 3000 ETF
IWV | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Russell 3000 ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Russell 3000 ETF	$21	0.20%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 7.02%.
  For the same period, the Russell 3000® Index returned 7.22%.
What contributed to performance?
Financials stocks were the main contributors to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks. Capital markets firms were supported by strong trading activity, and a resurgence in wealth management and investment banking units. The information technology sector also contributed due to an innovative multinational technology company benefiting from consistently strong brand recognition and the robust ecosystem of its products and services. Additionally, optimism was further fueled by the potential of emerging technologies to enhance product development and operational efficiency. In the communication sector, interactive media and services stocks contributed, as the benefits of investments in artificial intelligence for online advertising came to fruition.
What detracted from performance?
There were no significant detractors from returns during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	7.02%	17.99%	11.62%
Russell 3000® Index	7.22	18.18	11.80
Key Fund statistics
Net Assets	$14,432,167,962
Number of Portfolio Holdings	2,676
Net Investment Advisory Fees	$29,532,196
Portfolio Turnover Rate	3%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	27.5%
Financials	15.3%
Health Care	11.3%
Consumer Discretionary	10.3%
Industrials	9.6%
Communication Services	8.8%
Consumer Staples	5.8%
Energy	3.8%
Real Estate	2.7%
Utilities	2.5%
Materials	2.4%
Ten largest holdings
Security	Percent of Total Investments(a)
Apple Inc.	6.1%
Microsoft Corp.	5.2%
NVIDIA Corp.	4.7%
Amazon.com, Inc.	3.3%
Meta Platforms, Inc., Class A	2.4%
Berkshire Hathaway, Inc., Class B	1.8%
Alphabet, Inc., Class A	1.7%
Broadcom, Inc.	1.4%
Alphabet, Inc., Class C, NVS	1.4%
Tesla, Inc.	1.4%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Russell 3000 ETF
Annual Shareholder Report — March 31, 2025
IWV-03/25-AR

iShares Russell Mid-Cap Value ETF
IWS | NYSE Arca
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about iShares Russell Mid-Cap Value ETF (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Russell Mid-Cap Value ETF	$23	0.23%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 2.06%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell MidCap® Value Index returned 2.27%.
What contributed to performance?
Financial stocks were the leading contributors to the Fund’s return during the reporting period. While the Federal Reserve cut interest rates during the reporting period, they remained relatively high, keeping lending rates elevated and helping to boost net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks. The capital markets industry further contributed, driven in part by growing trading volumes and investment banking revenues. Overall, insurance companies were supported by rising premiums and growth in property and casualty names. The utilities sector was also a notable contributor, as the sector benefited from its defensive nature and dividend appeal, as well as the increasing energy demand needed to support the rapid development of artificial intelligence data centers. The real estate sector benefited from improving interest rate expectations and due to their appeal as income-generating assets.
What detracted from performance?
During the reporting period, the materials sector was the leading detractor from the Fund’s return. Stocks in the chemicals subsector faced increasing pricing pressures and weakened demand from China and Europe. Within the healthcare sector, the pharma, biotech, and life sciences segment weighed on performance. If approved, the Biosecure Act would require firms to shift their sourcing away from targeted Chinese companies, potentially leading to increased costs and logistical challenges. In addition, pharmaceutical, biotechnology, and life sciences firms were also impacted by uncertainty around policy changes from the new U.S. presidential administration.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	2.06%	16.47%	7.41%
Russell 3000® Index	7.22	18.18	11.80
Russell MidCap® Value Index	2.27	16.70	7.62
Key Fund statistics
Net Assets	$13,282,223,483
Number of Portfolio Holdings	716
Net Investment Advisory Fees	$30,641,067
Portfolio Turnover Rate	19%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	18.3%
Industrials	16.2%
Real Estate	10.2%
Consumer Discretionary	8.7%
Information Technology	8.5%
Health Care	7.9%
Utilities	7.7%
Materials	6.7%
Energy	6.3%
Consumer Staples	6.0%
Communication Services	3.5%
Ten largest holdings
Security	Percent of Total Investments(a)
Arthur J. Gallagher & Co.	0.9%
Williams Cos., Inc. (The)	0.9%
MicroStrategy, Inc., Class A	0.7%
ONEOK, Inc.	0.7%
Aflac, Inc.	0.7%
Bank of New York Mellon Corp. (The)	0.7%
Kinder Morgan, Inc.	0.7%
Realty Income Corp.	0.6%
Howmet Aerospace, Inc.	0.6%
Digital Realty Trust, Inc.	0.6%
(a)	Excludes money market funds.
Material Fund changes
This is a summary of certain changes to the Fund since March 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after March 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective December 11, 2024, the investment management agreement was amended to disclose the breakpoint fees to the sixth decimal place.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE Russell, and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Russell Mid-Cap Value ETF
Annual Shareholder Report — March 31, 2025
IWS-03/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Richard L. Fagnani

Laura F. Fergerson

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty series of the registrant for which the fiscal year-end is March 31, 2025 (the “Fund”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $270,400 for the fiscal year ended March 31, 2024 and $270,400 for the fiscal year ended March 31, 2025.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2024 and March 31, 2025 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $174,600 for the fiscal year ended March 31, 2024 and $194,000 for the fiscal year ended March 31, 2025. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2024 and March 31, 2025 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $174,600 for the fiscal year ended March 31, 2024 and $194,000 for the fiscal year ended March 31, 2025.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Richard L. Fagnani

Laura F. Fergerson

Cecilia H. Herbert

John E. Martinez

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares S&P 100 ETF | OEF | NYSE Arca
•	iShares S&P 500 Growth ETF | IVW | NYSE Arca
•	iShares S&P 500 Value ETF | IVE | NYSE Arca
•	iShares S&P Small-Cap 600 Value ETF | IJS | NYSE Arca

2

Schedule of Investments March 31, 2025	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
Boeing Co. (The)(a)(b)	373,126	$63,636,639
General Dynamics Corp.	126,229	34,407,501
General Electric Co.	533,912	106,862,487
Lockheed Martin Corp.	104,214	46,553,436
RTX Corp.	662,676	87,778,063

		339,238,126

Air Freight & Logistics — 0.4%
FedEx Corp.	110,228	26,871,382
United Parcel Service, Inc., Class B	363,826	40,017,222

		66,888,604

Automobiles — 2.3%
General Motors Co.	494,972	23,278,533
Tesla, Inc.(a)	1,392,063	360,767,047

		384,045,580

Banks — 4.2%
Bank of America Corp.	3,293,883	137,453,738
Citigroup, Inc.	933,777	66,288,829
JPMorgan Chase & Co.	1,390,943	341,198,318
U.S. Bancorp.	776,032	32,764,071
Wells Fargo & Co.	1,636,080	117,454,183

		695,159,139
Beverages — 1.5%
Coca-Cola Co. (The)	1,926,051	137,943,773
PepsiCo, Inc.	682,258	102,297,764

		240,241,537

Biotechnology — 2.0%
AbbVie, Inc.	878,185	183,997,321
Amgen, Inc.	267,236	83,257,376
Gilead Sciences, Inc.	619,965	69,467,078

		336,721,775

Broadline Retail — 5.4%
Amazon.com, Inc.(a)	4,691,995	892,698,969

Capital Markets — 1.9%
Bank of New York Mellon Corp. (The)	357,013	29,942,680
BlackRock, Inc.(c)	72,423	68,546,921
Charles Schwab Corp. (The)	847,718	66,359,365
Goldman Sachs Group, Inc. (The)	155,228	84,799,504
Morgan Stanley	615,547	71,815,869

		321,464,339

Chemicals — 0.7%
Linde PLC	236,866	110,294,284

Communications Equipment — 0.7%
Cisco Systems, Inc.	1,981,247	122,262,752

Consumer Finance — 0.7%
American Express Co.	276,087	74,281,207
Capital One Financial Corp.	189,633	34,001,197

		108,282,404

Consumer Staples Distribution & Retail — 2.5%
Costco Wholesale Corp.	220,819	208,846,194
Target Corp.	227,941	23,787,923
Walmart, Inc.	2,157,978	189,448,888

		422,083,005

Security	Shares	Value

Diversified Telecommunication Services — 1.2%
AT&T Inc.	3,570,834	$100,983,186
Verizon Communications, Inc.	2,094,142	94,990,281

		195,973,467

Electric Utilities — 1.0%
Duke Energy Corp.	386,027	47,083,713
NextEra Energy, Inc.	1,022,968	72,518,202
Southern Co. (The)	545,058	50,118,083

		169,719,998

Electrical Equipment — 0.2%
Emerson Electric Co.	280,517	30,755,884

Entertainment — 1.7%
Netflix, Inc.(a)	212,793	198,435,856
Walt Disney Co. (The)	899,299	88,760,812

		287,196,668

Financial Services — 6.3%
Berkshire Hathaway, Inc., Class B(a)	911,814	485,613,900
Mastercard, Inc., Class A	405,126	222,057,663
PayPal Holdings, Inc.(a)	492,102	32,109,655
Visa, Inc., Class A	857,295	300,447,606

		1,040,228,824

Food Products — 0.3%
Mondelez International, Inc., Class A	643,473	43,659,643

Ground Transportation — 0.4%
Union Pacific Corp.	300,604	71,014,689

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	862,817	114,452,675
Intuitive Surgical, Inc.(a)	177,423	87,872,289
Medtronic PLC	637,879	57,319,807

		259,644,771

Health Care Providers & Services — 1.7%
CVS Health Corp.	627,193	42,492,326
UnitedHealth Group, Inc.	457,798	239,771,702

		282,264,028
Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc.	16,461	75,834,346
McDonald’s Corp.	356,489	111,356,469
Starbucks Corp.	565,061	55,426,833

		242,617,648

Household Products — 1.4%
Colgate-Palmolive Co.	403,702	37,826,878
Procter & Gamble Co. (The)	1,166,458	198,787,772

		236,614,650

Industrial Conglomerates — 0.7%
3M Co.	270,067	39,662,040
Honeywell International, Inc.	323,470	68,494,772

		108,156,812

Insurance — 0.3%
American International Group, Inc.	295,159	25,661,123
MetLife, Inc.	287,992	23,122,878

		48,784,001

Interactive Media & Services — 8.7%
Alphabet, Inc., Class A	2,901,663	448,713,167
Alphabet, Inc., Class C, NVS	2,351,683	367,403,435
Meta Platforms, Inc., Class A	1,089,381	627,875,633

		1,443,992,235

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 1.3%
Accenture PLC, Class A	311,150	$97,091,246
International Business Machines Corp.	459,969	114,375,892

		211,467,138

Life Sciences Tools & Services — 1.0%
Danaher Corp.	318,374	65,266,670
Thermo Fisher Scientific, Inc.	190,276	94,681,338

		159,948,008

Machinery — 0.8%
Caterpillar, Inc.	237,751	78,410,280
Deere & Co.	126,000	59,138,100

		137,548,380

Media — 0.5%
Charter Communications, Inc., Class A(a)	48,016	17,695,336
Comcast Corp., Class A	1,876,192	69,231,485

		86,926,821

Oil, Gas & Consumable Fuels — 2.8%
Chevron Corp.	831,395	139,084,070
ConocoPhillips	634,690	66,655,144
Exxon Mobil Corp.	2,165,425	257,533,995

		463,273,209

Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	1,009,491	61,568,856
Eli Lilly & Co.	391,964	323,726,987
Johnson & Johnson	1,197,685	198,624,080
Merck & Co., Inc.	1,258,380	112,952,189
Pfizer, Inc.	2,819,076	71,435,386

		768,307,498

Retail REITs — 0.2%
Simon Property Group, Inc.	152,564	25,337,829

Semiconductors & Semiconductor Equipment —12.1%
Advanced Micro Devices, Inc.(a)	806,120	82,820,769
Broadcom, Inc.	2,331,755	390,405,740
Intel Corp.	2,153,986	48,917,022
NVIDIA Corp.	12,182,701	1,320,361,134
QUALCOMM, Inc.	550,188	84,514,379
Texas Instruments, Inc.	452,848	81,376,785

		2,008,395,829

Software — 11.8%
Adobe, Inc.(a)	216,550	83,053,421
Intuit, Inc.	139,249	85,497,494
Microsoft Corp.	3,698,077	1,388,221,125
Oracle Corp.	806,989	112,825,132
Palantir Technologies, Inc., Class A(a)	1,019,695	86,062,258

Security	Shares	Value

Software (continued)
Salesforce, Inc.	476,063	$127,756,267
ServiceNow, Inc.(a)	102,479	81,587,631

		1,965,003,328

Specialized REITs — 0.3%
American Tower Corp.	232,459	50,583,078

Specialty Retail — 1.5%
Home Depot, Inc. (The)	494,154	181,102,500
Lowe’s Cos., Inc.	280,888	65,511,508

		246,614,008

Technology Hardware, Storage & Peripherals — 10.0%
Apple Inc.	7,472,820	1,659,937,507

Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	587,613	37,301,673

Tobacco — 1.0%
Altria Group, Inc.	843,097	50,602,682
Philip Morris International, Inc.	773,474	122,773,528

		173,376,210

Wireless Telecommunication Services — 0.4%
T-Mobile U.S., Inc.	238,550	63,623,670

Total Long-Term Investments — 99.8% (Cost: $13,181,489,154)		16,557,648,018

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	18,524,699	18,533,961
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	24,443,382	24,443,382

Total Short-Term Securities — 0.3% (Cost: $42,977,343)		42,977,343

Total Investments — 100.1% (Cost: $13,224,466,497)		16,600,625,361

Liabilities in Excess of Other Assets — (0.1)%		(12,730,204)

Net Assets — 100.0%		$16,587,895,157

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P 100 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$85,068	$18,460,460	(a)	$—	$(11,559)	$(8)	$18,533,961	18,524,699	$24,043	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,278,938	8,164,444	(a)	—	—	—	24,443,382	24,443,382	1,199,855		—
BlackRock, Inc.	45,350,779	21,005,230		(3,984,055)	1,086,548	5,088,419	68,546,921	72,423	1,245,834		—

					$1,074,989	$5,088,411	$111,524,264		$2,469,732		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	95	06/20/25	$26,853	$351,368

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$351,368	$—	$—	$—	$351,368

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,403	$—	$—	$—	$1,403

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(89,551)	$—	$—	$—	$(89,551)

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	iShares® S&P 100 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,906,878

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$16,557,648,018	$—	$—	$16,557,648,018
Short-Term Securities
Money Market Funds	42,977,343	—	—	42,977,343

	$16,600,625,361	$—	$—	$16,600,625,361

Derivative Financial Instruments(a)
Assets
Equity Contracts	$351,368	$—	$—	$351,368

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments March 31, 2025	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Axon Enterprise, Inc.(a)	156,916	$82,529,970
General Electric Co.	953,247	190,792,387
Howmet Aerospace, Inc.	877,363	113,820,302
RTX Corp.	1,644,814	217,872,062
TransDigm Group, Inc.	121,495	168,062,819

		773,077,540

Automobiles — 3.1%
Tesla, Inc.(a)	6,061,916	1,571,006,151

Banks — 1.6%
JPMorgan Chase & Co.	3,452,462	846,888,929

Beverages — 0.1%
Monster Beverage Corp.(a)	669,627	39,186,572

Biotechnology — 1.5%
AbbVie, Inc.	1,606,154	336,521,386
Amgen, Inc.	500,386	155,895,258
Incyte Corp.(a)(b)	208,512	12,625,402
Vertex Pharmaceuticals, Inc.(a)	556,254	269,683,064

		774,725,110

Broadline Retail — 4.5%
Amazon.com, Inc.(a)	11,850,449	2,254,666,427
eBay, Inc.	693,791	46,990,464

		2,301,656,891

Building Products — 0.6%
Allegion PLC	100,135	13,063,612
Builders FirstSource, Inc.(a)(b)	130,059	16,249,571
Carrier Global Corp.	839,704	53,237,234
Lennox International, Inc.	69,266	38,846,451
Masco Corp.	188,274	13,092,574
Trane Technologies PLC	485,876	163,701,342

		298,190,784

Capital Markets — 1.8%
Ameriprise Financial, Inc.	208,404	100,890,460
Bank of New York Mellon Corp. (The)	839,533	70,411,633
FactSet Research Systems, Inc.	37,164	16,896,241
Intercontinental Exchange, Inc.	647,187	111,639,758
KKR & Co., Inc., Class A	643,416	74,385,324
Moody’s Corp.	174,390	81,211,679
Morgan Stanley	1,206,223	140,730,037
MSCI, Inc., Class A	168,201	95,117,666
Nasdaq, Inc.	368,767	27,974,665
Raymond James Financial, Inc.	246,562	34,249,927
S&P Global, Inc.	320,714	162,954,783

		916,462,173

Chemicals — 0.3%
Ecolab, Inc.	267,410	67,793,783
Sherwin-Williams Co. (The)	286,110	99,906,751

		167,700,534

Commercial Services & Supplies — 1.0%
Cintas Corp.	743,041	152,717,217
Copart, Inc.(a)(b)	1,899,349	107,484,160
Republic Services, Inc.	439,734	106,485,985
Rollins, Inc.	354,092	19,131,591
Veralto Corp.	258,009	25,142,977
Waste Management, Inc.	419,347	97,083,024

		508,044,954

Security	Shares	Value

Communications Equipment — 0.7%
Arista Networks, Inc.(a)	2,237,729	$173,379,243
F5, Inc.(a)	57,161	15,220,259
Motorola Solutions, Inc.	362,044	158,506,484

		347,105,986

Construction & Engineering — 0.2%
Quanta Services, Inc.	319,771	81,279,393

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	69,080	33,029,220
Vulcan Materials Co.	176,919	41,275,203

		74,304,423

Consumer Finance — 0.9%
American Express Co.	1,202,228	323,459,444
Discover Financial Services	543,720	92,813,004
Synchrony Financial	841,629	44,555,839

		460,828,287

Consumer Staples Distribution & Retail — 2.8%
Costco Wholesale Corp.	961,603	909,464,885
Walmart, Inc.	6,296,097	552,734,356

		1,462,199,241

Containers & Packaging — 0.0%
Packaging Corp. of America	96,894	19,186,950

Electric Utilities — 0.8%
Constellation Energy Corp.	677,670	136,638,602
NextEra Energy, Inc.	2,984,594	211,577,869
NRG Energy, Inc.	437,644	41,777,496
PPL Corp.	834,042	30,117,257

		420,111,224

Electrical Equipment — 1.2%
AMETEK, Inc.	234,878	40,431,899
Eaton Corp. PLC	856,079	232,707,954
Emerson Electric Co.	830,649	91,072,356
GE Vernova, Inc.	597,670	182,456,698
Generac Holdings, Inc.(a)	80,179	10,154,670
Hubbell, Inc.	116,637	38,596,350

		595,419,927

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	2,620,307	171,865,936
Trimble, Inc.(a)	233,538	15,331,770
Zebra Technologies Corp., Class A(a)	50,435	14,250,913

		201,448,619

Entertainment — 1.9%
Electronic Arts, Inc.	205,529	29,703,051
Live Nation Entertainment, Inc.(a)	340,801	44,501,795
Netflix, Inc.(a)	926,645	864,124,262
TKO Group Holdings, Inc., Class A	144,241	22,041,467

		960,370,575

Financial Services — 7.5%
Apollo Global Management, Inc.	968,270	132,594,894
Berkshire Hathaway, Inc., Class B(a)	1,945,555	1,036,163,682
Corpay, Inc.(a)(b)	150,792	52,584,186
Fiserv, Inc.(a)(b)	1,232,397	272,150,230
Jack Henry & Associates, Inc.	63,421	11,580,675
Mastercard, Inc., Class A	1,764,169	966,976,312
PayPal Holdings, Inc.(a)	1,435,725	93,681,056
Visa, Inc., Class A	3,733,209	1,308,340,426

		3,874,071,461

Ground Transportation — 0.8%
CSX Corp.	1,920,897	56,531,999

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Old Dominion Freight Line, Inc.	187,834	$31,077,135
Uber Technologies, Inc.(a)(b)	4,525,255	329,710,079

		417,319,213

Health Care Equipment & Supplies — 1.9%
Boston Scientific Corp.(a)	3,192,644	322,073,927
Dexcom, Inc.(a)	365,036	24,928,308
Insulet Corp.(a)(b)	152,448	40,034,369
Intuitive Surgical, Inc.(a)	772,620	382,655,507
ResMed, Inc.	317,917	71,165,721
Stryker Corp.	394,310	146,781,898

		987,639,730

Health Care Providers & Services — 0.2%
DaVita, Inc.(a)(b)	95,340	14,584,160
HCA Healthcare, Inc.	228,552	78,976,143

		93,560,303

Health Care REITs — 0.2%
Welltower, Inc.	712,651	109,185,260

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	957,155	13,601,173

Hotels, Restaurants & Leisure — 2.5%
Airbnb, Inc., Class A(a)	937,736	112,021,943
Booking Holdings, Inc.	71,666	330,158,812
Carnival Corp.(a)(b)	2,257,623	44,091,377
Chipotle Mexican Grill, Inc.(a)(b)	2,935,978	147,415,455
Darden Restaurants, Inc.	109,809	22,813,918
Domino’s Pizza, Inc.	31,518	14,480,945
DoorDash, Inc., Class A(a)	734,889	134,315,663
Expedia Group, Inc.	266,947	44,873,791
Hilton Worldwide Holdings, Inc.(b)	521,193	118,597,467
Las Vegas Sands Corp.	744,389	28,755,747
Marriott International, Inc., Class A	495,709	118,077,884
Norwegian Cruise Line Holdings Ltd.(a)(b)	955,673	18,119,560
Royal Caribbean Cruises Ltd.	536,330	110,183,635
Wynn Resorts Ltd.	194,071	16,204,928
Yum! Brands, Inc.	248,692	39,134,173

		1,299,245,298

Household Durables — 0.3%
Garmin Ltd.	332,685	72,235,894
NVR, Inc.(a)(b)	4,057	29,390,490
PulteGroup, Inc.	438,598	45,087,875

		146,714,259

Household Products — 0.1%
Colgate-Palmolive Co.	773,522	72,479,011

Independent Power and Renewable Electricity Producers — 0.2%
Vistra Corp.	736,976	86,550,461

Insurance — 1.8%
Aon PLC, Class A	238,954	95,364,152
Arch Capital Group Ltd.	811,745	78,073,634
Arthur J. Gallagher & Co.	247,923	85,592,936
Brown & Brown, Inc.	513,687	63,902,663
Cincinnati Financial Corp.	180,067	26,599,497
Erie Indemnity Co., Class A, NVS	54,207	22,715,443
Hartford Insurance Group, Inc. (The)	342,660	42,397,322
Marsh & McLennan Cos., Inc.	468,102	114,230,931
Progressive Corp. (The)	1,268,972	359,131,766
W R Berkley Corp.(b)	355,948	25,329,260
Willis Towers Watson PLC	103,755	35,064,002

		948,401,606

Security	Shares	Value

Interactive Media & Services — 12.2%
Alphabet, Inc., Class A	12,635,615	$1,953,971,504
Alphabet, Inc., Class C, NVS	10,240,680	1,599,901,436
Meta Platforms, Inc., Class A	4,743,821	2,734,148,672

		6,288,021,612

IT Services — 1.2%
Gartner, Inc.(a)(b)	166,405	69,846,835
GoDaddy, Inc., Class A(a)	305,116	54,963,596
International Business Machines Corp.	2,003,011	498,068,715

		622,879,146

Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc.(a)(b)	18,592	21,955,479
Waters Corp.(a)(b)	59,372	21,882,738

		43,838,217

Machinery — 2.0%
Caterpillar, Inc.	1,035,284	341,436,663
Cummins, Inc.	298,151	93,452,450
Deere & Co.	241,432	113,316,109
Dover Corp.	134,182	23,573,094
Illinois Tool Works, Inc.	237,187	58,824,748
Ingersoll Rand, Inc.(b)	872,747	69,845,942
PACCAR, Inc.	624,151	60,773,583
Parker-Hannifin Corp.	278,924	169,543,953
Pentair PLC	230,474	20,161,866
Westinghouse Air Brake Technologies Corp.	370,071	67,112,376

		1,018,040,784

Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	508,937	41,885,515

Oil, Gas & Consumable Fuels — 0.8%
Hess Corp.	598,717	95,633,066
ONEOK, Inc.	752,548	74,667,813
Targa Resources Corp.	472,399	94,701,828
Texas Pacific Land Corp.(b)	40,757	54,002,617
Williams Cos., Inc. (The)	1,373,137	82,058,667

		401,063,991

Passenger Airlines — 0.2%
Delta Air Lines, Inc.	1,388,101	60,521,203
United Airlines Holdings, Inc.(a)(b)	711,438	49,124,794

		109,645,997

Pharmaceuticals — 2.7%
Eli Lilly & Co.	1,706,842	1,409,697,876

Professional Services — 0.6%
Automatic Data Processing, Inc.	502,363	153,486,967
Broadridge Financial Solutions, Inc.	111,783	27,102,906
Dayforce, Inc.(a)(b)	342,745	19,992,316
Leidos Holdings, Inc.	147,731	19,934,821
Paychex, Inc.	327,185	50,478,102
Paycom Software, Inc.	101,990	22,282,775
Verisk Analytics, Inc.	135,045	40,192,093

		333,469,980

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)	640,309	83,739,611

Residential REITs — 0.2%
AvalonBay Communities, Inc.	135,849	29,155,912
Camden Property Trust	118,241	14,460,874
Essex Property Trust, Inc.	67,047	20,554,599
Mid-America Apartment Communities, Inc.	104,162	17,455,468
UDR, Inc.	293,682	13,265,616

		94,892,469

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs — 0.2%
Simon Property Group, Inc.	664,373	$110,339,068

Semiconductors & Semiconductor Equipment — 15.3%
Applied Materials, Inc.	739,427	107,305,646
Broadcom, Inc.	10,153,881	1,700,064,296
First Solar, Inc.(a)(b)	123,324	15,591,853
KLA Corp.	287,866	195,691,307
Monolithic Power Systems, Inc.	103,573	60,070,269
NVIDIA Corp.	53,050,867	5,749,652,965
NXP Semiconductors NV	220,953	41,994,327

		7,870,370,663

Software — 12.8%
Adobe, Inc.(a)	396,068	151,903,960
ANSYS, Inc.(a)(b)	83,617	26,469,798
Autodesk, Inc.(a)(b)	465,738	121,930,208
Cadence Design Systems, Inc.(a)	326,733	83,098,004
Crowdstrike Holdings, Inc., Class A(a)	533,557	188,121,527
Fair Isaac Corp.(a)	52,912	97,578,194
Fortinet, Inc.(a)	1,378,039	132,650,034
Gen Digital, Inc.	683,554	18,141,523
Intuit, Inc.	606,383	372,313,098
Microsoft Corp.	8,373,896	3,143,476,820
Oracle Corp.	3,514,128	491,310,236
Palantir Technologies, Inc., Class A(a)	4,440,393	374,769,169
Palo Alto Networks, Inc.(a)(b)	1,434,235	244,737,860
PTC, Inc.(a)(b)	122,714	19,014,534
Salesforce, Inc.	2,073,079	556,331,480
ServiceNow, Inc.(a)(b)	446,227	355,259,164
Synopsys, Inc.(a)	173,602	74,449,218
Tyler Technologies, Inc.(a)(b)	92,597	53,834,970
Workday, Inc., Class A(a)	217,571	50,809,356

		6,556,199,153

Specialized REITs — 0.5%
Equinix, Inc.	98,560	80,360,896
Extra Space Storage, Inc.	207,320	30,784,947
Iron Mountain, Inc.	637,798	54,876,140
Public Storage	341,406	102,179,401

		268,201,384

Specialty Retail — 1.8%
AutoZone, Inc.(a)	36,336	138,541,174
Home Depot, Inc. (The)	946,788	346,988,334
O’Reilly Automotive, Inc.(a)	124,504	178,361,940
TJX Cos., Inc. (The)	1,436,782	175,000,048
Tractor Supply Co.	626,806	34,537,011
Williams-Sonoma, Inc.	266,659	42,158,788

		915,587,295

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 6.6%
Apple Inc.	14,968,943	$3,325,051,309
Dell Technologies, Inc., Class C	313,778	28,600,865
NetApp, Inc.	206,511	18,139,926
Super Micro Computer, Inc.(a)(b)	1,094,494	37,475,474

		3,409,267,574

Textiles, Apparel & Luxury Goods — 0.2%
Deckers Outdoor Corp.(a)(b)	328,084	36,683,072
Lululemon Athletica, Inc.(a)(b)	111,641	31,601,102
Ralph Lauren Corp., Class A	86,291	19,047,875
Tapestry, Inc.	448,413	31,572,759

		118,904,808

Tobacco — 0.8%
Altria Group, Inc.	1,688,799	101,361,716
Philip Morris International, Inc.	1,818,809	288,699,553

		390,061,269

Trading Companies & Distributors — 0.5%
Fastenal Co.	709,718	55,038,631
United Rentals, Inc.	141,485	88,668,650
WW Grainger, Inc.	96,022	94,853,412

		238,560,693

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.	550,573	146,843,325

Total Long-Term Investments — 99.8% (Cost: $38,687,581,509)		51,339,472,468

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	219,714,776	219,824,633
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	70,598,005	70,598,005

Total Short-Term Securities — 0.6% (Cost: $290,380,534)		290,422,638

Total Investments — 100.4% (Cost: $38,977,962,043)		51,629,895,106
Liabilities in Excess of Other Assets — (0.4)%		(209,697,658)

Net Assets — 100.0%		$51,420,197,448

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$212,646,423	$7,187,883	(a)	$—	$(3,533)	$(6,140)	$219,824,633	219,714,776	$518,651	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	24,073,535	46,524,470	(a)	—	—	—	70,598,005	70,598,005	2,732,758		—

					$(3,533)	$(6,140)	$290,422,638		$3,251,409		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Growth E-Mini Index	386	06/20/25	$70,796	$(1,270,745)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,270,745	$—	$—	$—	$1,270,745

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(995,502)	$—	$—	$—	$(995,502)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,458,599)	$—	$—	$—	$(1,458,599)

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$65,668,461

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$51,339,472,468	$—	$—	$51,339,472,468
Short-Term Securities
Money Market Funds	290,422,638	—	—	290,422,638

	$51,629,895,106	$—	$—	$51,629,895,106

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,270,745)	$—	$—	$(1,270,745)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments March 31, 2025	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.6%
Boeing Co. (The)(a)(b)	1,169,458	$199,451,062
General Dynamics Corp.	395,623	107,838,917
General Electric Co.	987,294	197,606,894
Huntington Ingalls Industries, Inc.	60,861	12,418,079
L3Harris Technologies, Inc.	294,716	61,687,006
Lockheed Martin Corp.	326,616	145,902,633
Northrop Grumman Corp.	212,850	108,981,329
RTX Corp.	893,079	118,297,244
Textron, Inc.	288,461	20,841,307

		973,024,471

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	183,952	18,836,685
Expeditors International of Washington, Inc.	218,869	26,318,997
FedEx Corp.	345,469	84,218,433
United Parcel Service, Inc., Class B	1,140,285	125,419,947

		254,794,062

Automobile Components — 0.1%
Aptiv PLC(a)(b)	357,725	21,284,637

Automobiles — 0.4%
Ford Motor Co.	6,066,810	60,850,104
General Motors Co.	1,551,318	72,958,486

		133,808,590

Banks — 5.3%
Bank of America Corp.	10,323,629	430,805,038
Citigroup, Inc.	2,926,626	207,761,180
Citizens Financial Group, Inc.	682,872	27,977,266
Fifth Third Bancorp	1,040,868	40,802,026
Huntington Bancshares, Inc.	2,266,282	34,016,893
JPMorgan Chase & Co.	1,874,569	459,831,776
KeyCorp	1,553,558	24,841,392
M&T Bank Corp.	258,917	46,281,414
PNC Financial Services Group, Inc. (The)	616,696	108,396,656
Regions Financial Corp.	1,419,123	30,837,543
Truist Financial Corp.	2,051,696	84,427,290
U.S. Bancorp	2,432,216	102,688,159
Wells Fargo & Co.	5,127,781	368,123,398

		1,966,790,031

Beverages — 2.5%
Brown-Forman Corp., Class B, NVS	285,329	9,684,066
Coca-Cola Co. (The)	6,036,587	432,340,361
Constellation Brands, Inc., Class A	243,007	44,596,645
Keurig Dr. Pepper, Inc.	1,858,993	63,614,740
Molson Coors Beverage Co., Class B	271,565	16,530,162
Monster Beverage Corp.(a)	609,487	35,667,179
PepsiCo, Inc.	2,138,324	320,620,301

		923,053,454

Biotechnology — 2.3%
AbbVie, Inc.	1,596,393	334,476,261
Amgen, Inc.	477,413	148,738,020
Biogen, Inc.(a)	228,508	31,269,035
Gilead Sciences, Inc.	1,943,067	217,720,657
Incyte Corp.(a)	100,383	6,078,191
Moderna, Inc.(a)(b)	526,906	14,937,785
Regeneron Pharmaceuticals, Inc.	164,033	104,034,650

		857,254,599

Security	Shares	Value

Broadline Retail — 3.2%
Amazon.com, Inc.(a)	6,176,338	$1,175,110,068
eBay, Inc.	246,142	16,671,198

		1,191,781,266

Building Products — 0.5%
A. O. Smith Corp.	186,111	12,164,215
Allegion PLC	63,788	8,321,782
Builders FirstSource, Inc.(a)(b)	85,285	10,655,508
Carrier Global Corp.	654,714	41,508,868
Johnson Controls International PLC	1,029,235	82,452,016
Masco Corp.	197,847	13,758,280

		168,860,669

Capital Markets — 4.6%
Bank of New York Mellon Corp. (The)	514,726	43,170,070
BlackRock, Inc.(c)	226,986	214,837,709
Blackstone, Inc., Class A, NVS	1,141,168	159,512,463
Cboe Global Markets, Inc.	163,214	36,933,696
Charles Schwab Corp. (The)	2,656,915	207,983,306
CME Group, Inc., Class A	561,851	149,053,452
FactSet Research Systems, Inc.	32,423	14,740,793
Franklin Resources, Inc.	480,310	9,245,968
Goldman Sachs Group, Inc. (The)	486,500	265,770,085
Intercontinental Exchange, Inc.	429,994	74,173,965
Invesco Ltd.	696,975	10,573,111
KKR & Co., Inc., Class A	587,542	67,925,731
MarketAxess Holdings, Inc.	58,703	12,700,394
Moody’s Corp.	116,001	54,020,506
Morgan Stanley	1,060,406	123,717,568
Nasdaq, Inc.	380,705	28,880,281
Northern Trust Corp.	307,839	30,368,317
Raymond James Financial, Inc.	108,324	15,047,287
S&P Global, Inc.	260,305	132,260,970
State Street Corp.	449,759	40,266,923
T Rowe Price Group, Inc.	345,436	31,735,205

		1,722,917,800

Chemicals — 2.3%
Air Products & Chemicals, Inc.	346,874	102,300,080
Albemarle Corp.	183,176	13,192,336
CF Industries Holdings, Inc.	271,597	21,225,306
Corteva, Inc.	1,068,208	67,222,329
Dow, Inc.	1,097,350	38,319,462
DuPont de Nemours, Inc.	652,839	48,754,016
Eastman Chemical Co.	179,979	15,857,950
Ecolab, Inc.	200,385	50,801,605
International Flavors & Fragrances, Inc.	397,834	30,875,897
Linde PLC	742,393	345,687,876
LyondellBasell Industries NV, Class A	403,683	28,419,283
Mosaic Co. (The)	495,614	13,386,534
PPG Industries, Inc.	361,816	39,564,580
Sherwin-Williams Co. (The)	155,112	54,163,559

		869,770,813

Commercial Services & Supplies — 0.2%
Rollins, Inc.	185,235	10,008,247
Veralto Corp.	200,895	19,577,218
Waste Management, Inc.	267,858	62,011,805

		91,597,270

Communications Equipment — 1.1%
Cisco Systems, Inc.	6,209,599	383,194,355
F5, Inc.(a)	48,660	12,956,698
Juniper Networks, Inc.	513,532	18,584,723

		414,735,776

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	45,423	$21,718,099
Vulcan Materials Co.	78,156	18,233,795

		39,951,894

Consumer Finance — 0.3%
Capital One Financial Corp.	592,808	106,290,474

Consumer Staples Distribution & Retail — 1.2%
Dollar General Corp.	341,815	30,055,793
Dollar Tree, Inc.(a)	314,385	23,600,882
Kroger Co. (The)	1,034,497	70,025,102
Sysco Corp.	763,474	57,291,089
Target Corp.	715,362	74,655,178
Walgreens Boots Alliance, Inc.	1,116,604	12,472,466
Walmart, Inc.	2,231,949	195,942,803

		464,043,313

Containers & Packaging — 0.4%
Amcor PLC	2,246,577	21,791,797
Avery Dennison Corp.	125,246	22,290,030
Ball Corp.	464,957	24,210,311
International Paper Co.	822,054	43,856,581
Packaging Corp. of America	69,531	13,768,529
Smurfit WestRock PLC	767,605	34,588,281

		160,505,529

Distributors — 0.2%
Genuine Parts Co.	216,152	25,752,349
LKQ Corp.	404,243	17,196,497
Pool Corp.	59,499	18,941,507

		61,890,353

Diversified Telecommunication Services — 1.6%
AT&T Inc.	11,191,626	316,499,183
Verizon Communications, Inc.	6,563,427	297,717,049

		614,216,232

Electric Utilities — 2.4%
Alliant Energy Corp.	397,987	25,610,463
American Electric Power Co., Inc.	831,331	90,839,538
Duke Energy Corp.	1,209,873	147,568,210
Edison International	601,671	35,450,455
Entergy Corp.	669,363	57,223,843
Evergy, Inc.	358,275	24,703,061
Eversource Energy	570,197	35,414,936
Exelon Corp.	1,567,243	72,218,557
FirstEnergy Corp.	801,118	32,381,190
NextEra Energy, Inc.	1,058,032	75,003,889
PG&E Corp.	3,420,049	58,756,442
Pinnacle West Capital Corp.	175,747	16,739,902
PPL Corp.	549,318	19,835,873
Southern Co. (The)	1,708,291	157,077,357
Xcel Energy, Inc.	896,023	63,429,468

		912,253,184

Electrical Equipment — 0.3%
AMETEK, Inc.	190,877	32,857,567
Emerson Electric Co.	282,331	30,954,771
Generac Holdings, Inc.(a)	35,178	4,455,294
Rockwell Automation, Inc.	175,815	45,427,079

		113,694,711

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	208,161	33,359,882
Corning, Inc.	1,198,795	54,880,835
Jabil, Inc.	170,785	23,238,715
Keysight Technologies, Inc.(a)	270,029	40,442,244

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TE Connectivity PLC	465,413	$65,772,165
Teledyne Technologies, Inc.(a)	72,672	36,169,581
Trimble, Inc.(a)	213,983	14,047,984
Zebra Technologies Corp., Class A(a)(b)	44,213	12,492,825

		280,404,231

Energy Equipment & Services — 0.5%
Baker Hughes Co., Class A	1,543,693	67,845,307
Halliburton Co.	1,366,872	34,677,543
Schlumberger NV	2,184,090	91,294,962

		193,817,812

Entertainment — 1.1%
Electronic Arts, Inc.	223,134	32,247,325
Take-Two Interactive Software, Inc.(a)(b)	255,908	53,036,933
Walt Disney Co. (The)	2,818,554	278,191,280
Warner Bros Discovery, Inc., Class A(a)	3,472,819	37,263,348

		400,738,886

Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B(a)	1,457,463	776,215,645
Fidelity National Information Services, Inc.	825,852	61,674,627
Global Payments, Inc.	386,070	37,803,974
Jack Henry & Associates, Inc.	67,436	12,313,814
PayPal Holdings, Inc.(a)	508,973	33,210,488

		921,218,548

Food Products — 1.3%
Archer-Daniels-Midland Co.	744,295	35,733,603
Bunge Global SA	208,108	15,903,613
Conagra Brands, Inc.	742,583	19,804,689
General Mills, Inc.	860,864	51,471,059
Hershey Co. (The)	230,405	39,406,167
Hormel Foods Corp.	453,416	14,028,691
J M Smucker Co. (The)	165,477	19,594,132
Kellanova	417,543	34,443,122
Kraft Heinz Co. (The)	1,371,916	41,747,404
Lamb Weston Holdings, Inc.	220,935	11,775,835
McCormick & Co., Inc., NVS	392,916	32,340,916
Mondelez International, Inc., Class A	2,016,753	136,836,691
The Campbell’s Co.	306,209	12,223,863
Tyson Foods, Inc., Class A	443,974	28,329,981

		493,639,766

Gas Utilities — 0.1%
Atmos Energy Corp.	247,471	38,254,067

Ground Transportation — 1.1%
CSX Corp.	1,623,585	47,782,107
JB Hunt Transport Services, Inc.	123,081	18,209,834
Norfolk Southern Corp.	352,106	83,396,306
Old Dominion Freight Line, Inc.	158,376	26,203,309
Union Pacific Corp.	942,262	222,599,975

		398,191,531

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	2,704,222	358,715,048
Align Technology, Inc.(a)	108,859	17,293,341
Baxter International, Inc.	794,640	27,200,527
Becton Dickinson & Co.	449,239	102,902,685
Cooper Cos., Inc. (The)(a)	310,619	26,200,713
Dexcom, Inc.(a)	345,701	23,607,921
Edwards Lifesciences Corp.(a)	916,399	66,420,600
GE HealthCare Technologies, Inc.	713,130	57,556,722
Hologic, Inc.(a)(b)	349,843	21,609,802
IDEXX Laboratories, Inc.(a)	127,702	53,628,455

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	1,999,239	$179,651,617
Solventum Corp.(a)(b)	215,400	16,379,016
STERIS PLC	153,491	34,788,735
Stryker Corp.	251,648	93,675,968
Zimmer Biomet Holdings, Inc.	310,148	35,102,551

		1,114,733,701

Health Care Providers & Services — 4.5%
Cardinal Health, Inc.	376,137	51,820,395
Cencora, Inc.	269,087	74,830,404
Centene Corp.(a)	773,187	46,940,183
Cigna Group (The)	426,868	140,439,572
CVS Health Corp.	1,965,723	133,177,733
Elevance Health, Inc.	361,587	157,275,882
HCA Healthcare, Inc.	114,296	39,494,983
Henry Schein, Inc.(a)	194,433	13,316,716
Humana, Inc.	188,274	49,817,300
Labcorp Holdings, Inc.	129,916	30,236,650
McKesson Corp.	195,400	131,502,246
Molina Healthcare, Inc.(a)	86,529	28,501,787
Quest Diagnostics, Inc.	173,221	29,308,993
UnitedHealth Group, Inc.	1,434,839	751,496,926
Universal Health Services, Inc., Class B	91,116	17,120,696

		1,695,280,466

Health Care REITs — 0.4%
Alexandria Real Estate Equities, Inc.	241,990	22,386,495
Healthpeak Properties, Inc.	1,088,875	22,017,053
Ventas, Inc.	681,550	46,863,378
Welltower, Inc.	436,953	66,945,569

		158,212,495

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	401,335	5,702,970

Hotels, Restaurants & Leisure — 1.7%
Caesars Entertainment, Inc.(a)(b)	328,346	8,208,650
Darden Restaurants, Inc.	104,517	21,714,452
Domino’s Pizza, Inc.	31,251	14,358,272
McDonald’s Corp.	1,117,286	349,006,628
MGM Resorts International(a)	349,601	10,362,174
Starbucks Corp.	1,770,992	173,716,605
Yum! Brands, Inc.	257,007	40,442,621

		617,809,402

Household Durables — 0.3%
DR Horton, Inc.	442,182	56,214,598
Lennar Corp., Class A	364,072	41,788,184
Mohawk Industries, Inc.(a)	81,455	9,300,532
NVR, Inc.(a)	1,749	12,670,438

		119,973,752

Household Products — 2.2%
Church & Dwight Co., Inc.	383,497	42,219,185
Clorox Co. (The)	192,415	28,333,109
Colgate-Palmolive Co.	710,139	66,540,024
Kimberly-Clark Corp.	519,134	73,831,237
Procter & Gamble Co. (The)	3,655,900	623,038,478

		833,962,033

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp. (The)	1,106,143	13,738,296

Industrial Conglomerates — 0.9%
3M Co.	846,362	124,296,724
Honeywell International, Inc.	1,013,811	214,674,479

		338,971,203

Security	Shares	Value

Industrial REITs — 0.4%
Prologis, Inc.	1,445,080	$161,545,493

Insurance — 2.9%
Aflac, Inc.	771,710	85,806,435
Allstate Corp. (The)	413,175	85,556,147
American International Group, Inc.	925,069	80,425,499
Aon PLC, Class A	164,700	65,730,123
Arthur J. Gallagher & Co.	218,120	75,303,749
Assurant, Inc.	79,350	16,643,663
Chubb Ltd.	581,004	175,457,398
Cincinnati Financial Corp.	113,895	16,824,569
Everest Group Ltd.	66,603	24,198,868
Globe Life, Inc.	130,605	17,203,291
Hartford Insurance Group, Inc. (The)	202,825	25,095,537
Loews Corp.	279,332	25,673,404
Marsh & McLennan Cos., Inc.	428,218	104,498,039
MetLife, Inc.	905,879	72,733,025
Principal Financial Group, Inc.	326,382	27,536,849
Prudential Financial, Inc.	552,710	61,726,653
Travelers Cos., Inc. (The)	352,670	93,267,108
W R Berkley Corp.	209,621	14,916,630
Willis Towers Watson PLC	81,524	27,551,036

		1,096,148,023

Interactive Media & Services — 0.0%
Match Group, Inc.	392,052	12,232,022

IT Services — 1.2%
Accenture PLC, Class A	975,194	304,299,536
Akamai Technologies, Inc.(a)	232,611	18,725,186
Cognizant Technology Solutions Corp., Class A	772,163	59,070,469
EPAM Systems, Inc.(a)	87,887	14,838,841
VeriSign, Inc.(a)	126,835	32,199,601

		429,133,633

Leisure Products — 0.0%
Hasbro, Inc.	203,388	12,506,328

Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	446,570	52,239,759
Bio-Techne Corp.	247,735	14,524,703
Charles River Laboratories International, Inc.(a)	79,601	11,981,543
Danaher Corp.	999,089	204,813,245
IQVIA Holdings, Inc.(a)	260,840	45,986,092
Mettler-Toledo International, Inc.(a)	19,422	22,935,634
Revvity, Inc.(b)	189,376	20,035,981
Thermo Fisher Scientific, Inc.	596,355	296,746,248
Waters Corp.(a)(b)	49,999	18,428,131
West Pharmaceutical Services, Inc.	112,999	25,298,216

		712,989,552

Machinery — 1.2%
Deere & Co.	221,469	103,946,475
Dover Corp.	117,168	20,584,074
Fortive Corp.	531,973	38,929,784
IDEX Corp.	117,988	21,352,288
Illinois Tool Works, Inc.	246,835	61,217,548
Nordson Corp.	83,716	16,887,192
Otis Worldwide Corp.	620,857	64,072,442
PACCAR, Inc.	367,480	35,781,528
Pentair PLC	89,000	7,785,720
Snap-on, Inc.	81,205	27,366,897
Stanley Black & Decker, Inc.	239,595	18,420,064
Xylem, Inc.	378,460	45,210,832

		461,554,844

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 1.0%
Charter Communications, Inc., Class A(a)(b)	150,184	$55,347,310
Comcast Corp., Class A	5,880,327	216,984,066
Fox Corp., Class A, NVS	344,050	19,473,230
Fox Corp., Class B	205,036	10,807,448
Interpublic Group of Cos., Inc. (The)	579,815	15,747,775
News Corp., Class A, NVS	586,682	15,969,484
News Corp., Class B	176,406	5,357,450
Omnicom Group, Inc.	306,347	25,399,230
Paramount Global, Class B, NVS	925,841	11,073,058

		376,159,051

Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	2,240,557	84,827,488
Newmont Corp.	1,774,968	85,695,455
Nucor Corp.	365,682	44,006,172
Steel Dynamics, Inc.	221,272	27,676,702

		242,205,817

Multi-Utilities — 1.3%
Ameren Corp.	420,816	42,249,926
CenterPoint Energy, Inc.	1,013,274	36,710,917
CMS Energy Corp.	463,553	34,817,466
Consolidated Edison, Inc.	540,734	59,799,773
Dominion Energy, Inc.	1,310,142	73,459,662
DTE Energy Co.	323,280	44,699,926
NiSource, Inc.	732,688	29,373,462
Public Service Enterprise Group, Inc.	412,401	33,940,602
Sempra	984,450	70,250,352
WEC Energy Group, Inc.	495,311	53,978,993

		479,281,079

Office REITs — 0.0%
BXP, Inc.	225,765	15,169,150

Oil, Gas & Consumable Fuels — 6.0%
APA Corp.	578,794	12,166,250
Chevron Corp.	2,605,750	435,915,918
ConocoPhillips	1,989,222	208,908,095
Coterra Energy, Inc.	1,145,947	33,117,868
Devon Energy Corp.	1,020,971	38,184,315
Diamondback Energy, Inc.	290,968	46,519,964
EOG Resources, Inc.	876,925	112,456,862
EQT Corp.	929,214	49,647,904
Expand Energy Corp.	327,884	36,500,047
Exxon Mobil Corp.	6,786,841	807,159,000
Kinder Morgan, Inc.	3,013,942	85,987,765
Marathon Petroleum Corp.	492,684	71,779,132
Occidental Petroleum Corp.	1,050,039	51,829,925
ONEOK, Inc.	425,244	42,192,710
Phillips 66	643,908	79,509,760
Valero Energy Corp.	493,916	65,231,486
Williams Cos., Inc. (The)	913,036	54,563,031

		2,231,670,032

Passenger Airlines — 0.1%
Southwest Airlines Co.	931,238	31,270,972

Personal Care Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	363,201	23,971,266
Kenvue, Inc.	2,979,839	71,456,539

		95,427,805

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	3,163,929	192,968,030
Johnson & Johnson	3,753,758	622,523,227
Merck & Co., Inc.	3,944,008	354,014,158

Security	Shares	Value

Pharmaceuticals (continued)
Pfizer, Inc.	8,835,497	$223,891,494
Viatris, Inc.	1,853,572	16,144,612
Zoetis, Inc., Class A	698,153	114,950,891

		1,524,492,412

Professional Services — 0.7%
Automatic Data Processing, Inc.	272,042	83,116,992
Broadridge Financial Solutions, Inc.	101,733	24,666,183
Equifax, Inc.	193,323	47,085,750
Jacobs Solutions, Inc.	193,171	23,352,442
Leidos Holdings, Inc.	99,630	13,444,072
Paychex, Inc.	264,727	40,842,082
Verisk Analytics, Inc.	123,444	36,739,404

		269,246,925

Real Estate Management & Development — 0.1%
CoStar Group, Inc.(a)	656,330	52,001,026

Residential REITs — 0.4%
AvalonBay Communities, Inc.	123,641	26,535,831
Camden Property Trust	81,853	10,010,622
Equity Residential	530,796	37,994,378
Essex Property Trust, Inc.	52,198	16,002,341
Invitation Homes, Inc.	885,543	30,861,173
Mid-America Apartment Communities, Inc.	107,975	18,094,450
UDR, Inc.	257,868	11,647,898

		151,146,693

Retail REITs — 0.4%
Federal Realty Investment Trust	120,234	11,761,290
Kimco Realty Corp.	1,059,418	22,502,038
Realty Income Corp.	1,364,730	79,167,987
Regency Centers Corp.	252,663	18,636,423

		132,067,738

Semiconductors & Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc.(a)	2,526,526	259,575,281
Analog Devices, Inc.	773,497	155,991,140
Applied Materials, Inc.	734,921	106,651,736
Enphase Energy, Inc.(a)(b)	210,165	13,040,738
First Solar, Inc.(a)	78,439	9,917,043
Intel Corp.	6,750,984	153,314,847
Lam Research Corp.	1,999,796	145,385,169
Microchip Technology, Inc.	838,519	40,592,705
Micron Technology, Inc.	1,737,129	150,939,139
NXP Semiconductors NV	238,074	45,248,344
ON Semiconductor Corp.(a)	661,607	26,920,789
QUALCOMM, Inc.	1,724,393	264,884,009
Skyworks Solutions, Inc.	249,554	16,128,675
Teradyne, Inc.	253,883	20,970,736
Texas Instruments, Inc.	1,417,785	254,775,964

		1,664,336,315

Software — 6.8%
Adobe, Inc.(a)	393,653	150,977,735
ANSYS, Inc.(a)	76,107	24,092,432
Cadence Design Systems, Inc.(a)	192,421	48,938,433
Gen Digital, Inc.	357,758	9,494,897
Microsoft Corp.	5,563,410	2,088,448,480
PTC, Inc.(a)	99,416	15,404,509
Roper Technologies, Inc.	167,188	98,570,701
Synopsys, Inc.(a)	115,691	49,614,086
Workday, Inc., Class A(a)	176,832	41,295,577

		2,526,836,850

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs — 1.4%
American Tower Corp.	728,556	$158,533,786
Crown Castle, Inc.	677,864	70,653,765
Digital Realty Trust, Inc.	493,364	70,694,127
Equinix, Inc.	80,438	65,585,123
Extra Space Storage, Inc.	182,136	27,045,375
SBA Communications Corp., Class A	167,358	36,820,433
VICI Properties, Inc.	1,638,427	53,445,489
Weyerhaeuser Co.	1,131,704	33,136,293

		515,914,391

Specialty Retail — 2.1%
Best Buy Co., Inc.	303,787	22,361,761
CarMax, Inc.(a)	240,864	18,768,123
Home Depot, Inc. (The)	867,319	317,863,740
Lowe’s Cos., Inc.	881,697	205,638,191
Ross Stores, Inc.	515,637	65,893,252
TJX Cos., Inc. (The)	718,722	87,540,340
Tractor Supply Co.	382,366	21,068,367
Ulta Beauty, Inc.(a)	73,218	26,837,326

		765,971,100

Technology Hardware, Storage & Peripherals — 8.0%
Apple Inc.	12,647,432	2,809,374,070
Dell Technologies, Inc., Class C	257,785	23,497,103
Hewlett Packard Enterprise Co.	2,047,756	31,596,875
HP, Inc.	1,462,146	40,486,823
NetApp, Inc.	169,407	14,880,711
Seagate Technology Holdings PLC	330,409	28,068,244
Western Digital Corp.(a)	538,405	21,767,714

		2,969,671,540

Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc.(a)	94,600	26,777,476
NIKE, Inc., Class B	1,841,700	116,911,116

		143,688,592

Security	Shares	Value

Tobacco — 0.7%
Altria Group, Inc.	1,426,912	$85,643,258
Philip Morris International, Inc.	1,115,136	177,005,538

		262,648,796

Trading Companies & Distributors — 0.1%
Fastenal Co.	384,171	29,792,461

Water Utilities — 0.1%
American Water Works Co., Inc.	303,911	44,832,951

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.	351,399	93,721,627

Total Long-Term Investments — 99.7% (Cost: $35,126,401,795)		37,190,831,505

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	124,358,351	124,420,531
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	66,635,664	66,635,664

Total Short-Term Securities — 0.5% (Cost: $191,021,183)		191,056,195

Total Investments — 100.2% (Cost: $35,317,422,978)		37,381,887,700

Liabilities in Excess of Other Assets — (0.2)%		(92,565,865)

Net Assets — 100.0%		$37,289,321,835

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$108,139,870	$16,295,133	(a)	$—	$7,456	$(21,928)	$124,420,531	124,358,351	$269,829	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	44,835,528	21,800,136	(a)	—	—	—	66,635,664	66,635,664	2,626,388		—

BlackRock, Inc.	195,796,946	65,351,878		(74,947,241)	8,881,418	19,754,708	214,837,709	226,986	4,766,449		—

					$8,888,874	$19,732,780	$405,893,904		$7,662,666		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Value E-Mini Index	740	06/20/25	$68,975	$948,450
S&P 500 E-Mini Index	91	06/20/25	25,722	160,138

				$1,108,588

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,108,588	$—	$—	$—	$1,108,588

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$ (3,414,807)	$—	$—	$—	$ (3,414,807)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$ (1,295,434)	$—	$—	$—	$ (1,295,434)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$88,393,211

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2025	iShares® S&P 500 Value ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$37,190,831,505	$—	$—	$37,190,831,505
Short-Term Securities
Money Market Funds	191,056,195	—	—	191,056,195

	$37,381,887,700	$—	$—	$37,381,887,700

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,108,588	$—	$—	$1,108,588

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments March 31, 2025	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
AAR Corp.(a)(b)	358,311	$20,061,833
Kratos Defense & Security Solutions, Inc.(a)(b)	651,986	19,357,464
Mercury Systems, Inc.(a)	515,231	22,201,304
National Presto Industries, Inc.	51,979	4,569,474
Triumph Group, Inc.(a)	314,841	7,978,071

		74,168,146

Air Freight & Logistics — 0.4%
Forward Air Corp.(a)	123,918	2,489,513
Hub Group, Inc., Class A	616,982	22,933,221

		25,422,734

Automobile Components — 2.6%
Adient PLC(a)	853,474	10,975,676
American Axle & Manufacturing Holdings, Inc.(a)	1,195,592	4,866,059
BorgWarner, Inc.	2,221,230	63,638,240
Dana, Inc.	1,310,480	17,468,698
Fox Factory Holding Corp.(a)	423,849	9,892,636
Gentherm, Inc.(a)	315,012	8,423,421
LCI Industries	258,607	22,610,010
Patrick Industries, Inc.	178,415	15,086,772
Phinia, Inc.	203,353	8,628,268
Standard Motor Products, Inc.	209,830	5,231,062

		166,820,842

Automobiles — 0.2%
Winnebago Industries, Inc.	288,381	9,937,609

Banks — 11.1%
Ameris Bancorp	342,345	19,708,802
Atlantic Union Bankshares Corp.	913,706	28,452,805
Banc of California, Inc.	1,402,032	19,894,834
Bank of Hawaii Corp.	218,466	15,067,600
BankUnited, Inc.	410,836	14,149,192
Banner Corp.	171,865	10,959,831
Berkshire Hills Bancorp, Inc.	464,201	12,111,004
Brookline Bancorp, Inc.	906,866	9,884,839
Capitol Federal Financial, Inc.	1,242,185	6,956,236
Cathay General Bancorp	362,342	15,591,576
Central Pacific Financial Corp.	108,048	2,921,618
Community Financial System, Inc.	193,533	11,004,286
Customers Bancorp, Inc.(a)	297,753	14,947,201
CVB Financial Corp.	784,360	14,479,286
Dime Community Bancshares, Inc.	396,908	11,065,795
Eagle Bancorp, Inc.	307,405	6,455,505
FB Financial Corp.	195,724	9,073,765
First BanCorp/Puerto Rico	646,392	12,391,335
First Bancorp/Southern Pines NC	420,842	16,892,598
First Commonwealth Financial Corp.	551,710	8,573,573
First Financial Bancorp	515,148	12,868,397
First Hawaiian, Inc.	730,185	17,845,721
Fulton Financial Corp.	984,425	17,808,248
Hanmi Financial Corp.	307,812	6,975,020
Heritage Financial Corp.	347,935	8,465,259
Hilltop Holdings, Inc.	466,221	14,196,429
Hope Bancorp, Inc.	1,235,792	12,938,742
Independent Bank Corp.	432,507	27,096,564
Lakeland Financial Corp.	119,465	7,101,000
National Bank Holdings Corp., Class A	213,029	8,152,620
NBT Bancorp, Inc.	268,879	11,534,909
Northwest Bancshares, Inc.	1,297,815	15,599,736
OFG Bancorp	168,149	6,729,323
Pacific Premier Bancorp, Inc.	981,616	20,928,053

Security	Shares	Value

Banks (continued)
Park National Corp.	50,279	$7,612,241
Provident Financial Services, Inc.	1,281,572	22,004,591
Renasant Corp.	647,545	21,971,202
S&T Bancorp, Inc.	183,023	6,781,002
Seacoast Banking Corp. of Florida	865,142	22,260,104
Simmons First National Corp., Class A	1,278,924	26,256,310
Southside Bancshares, Inc.	289,975	8,397,676
Stellar Bancorp, Inc.	481,230	13,310,822
Tompkins Financial Corp.	76,625	4,825,842
Triumph Financial, Inc.(a)(b)	87,121	5,035,594
TrustCo Bank Corp.	194,583	5,930,890
Trustmark Corp.	620,958	21,416,841
United Community Banks, Inc.	1,214,923	34,175,784
Veritex Holdings, Inc.	556,686	13,900,449
WaFd, Inc.	830,140	23,725,401
Westamerica BanCorp	122,329	6,193,517
WSFS Financial Corp.	322,395	16,722,629

		709,342,597

Beverages — 0.1%
MGP Ingredients, Inc.	142,863	4,197,315
National Beverage Corp.	114,228	4,745,031

		8,942,346

Biotechnology — 1.0%
ACADIA Pharmaceuticals, Inc.(a)(b)	388,126	6,446,773
Alkermes PLC(a)(b)	594,570	19,632,701
Arrowhead Pharmaceuticals, Inc.(a)	781,158	9,951,953
Dynavax Technologies Corp.(a)(b)	733,432	9,512,613
Myriad Genetics, Inc.(a)	925,667	8,210,666
Vir Biotechnology, Inc.(a)	938,248	6,079,847
Xencor, Inc.(a)(b)	412,725	4,391,394

		64,225,947

Broadline Retail — 0.6%
Etsy, Inc.(a)	582,703	27,491,928
Kohl’s Corp.(b)	1,131,908	9,259,007

		36,750,935

Building Products — 1.6%
American Woodmark Corp.(a)(b)	153,072	9,005,226
Gibraltar Industries, Inc.(a)	308,154	18,076,314
Hayward Holdings, Inc.(a)(b)	1,444,052	20,101,204
Insteel Industries, Inc.	183,297	4,820,711
Masterbrand, Inc.(a)(b)	1,292,541	16,880,585
Quanex Building Products Corp.	480,034	8,923,832
Resideo Technologies, Inc.(a)	1,492,758	26,421,816

		104,229,688

Capital Markets — 1.4%
Artisan Partners Asset Management, Inc., Class A	374,034	14,624,729
BGC Group, Inc., Class A	1,410,485	12,934,147
Donnelley Financial Solutions, Inc.(a)	156,377	6,835,239
Moelis & Co., Class A	271,282	15,832,018
StepStone Group, Inc., Class A	289,322	15,111,288
StoneX Group, Inc.(a)(b)	206,335	15,759,867
Virtus Investment Partners, Inc.	40,867	7,043,836

		88,141,124

Chemicals — 4.6%
AdvanSix, Inc.	271,807	6,156,429
Celanese Corp., Class A(b)	1,110,310	63,032,299
Chemours Co. (The)	1,517,496	20,531,721
Element Solutions, Inc.	1,221,931	27,627,860
FMC Corp.	1,267,982	53,496,160
HB Fuller Co.	555,326	31,164,895

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Ingevity Corp.(a)	181,107	$7,170,026
Innospec, Inc.	126,814	12,015,626
Koppers Holdings, Inc.	206,100	5,770,800
Minerals Technologies, Inc.	323,880	20,589,052
Quaker Chemical Corp.	139,287	17,217,266
Sensient Technologies Corp.	202,463	15,069,321
Stepan Co.	215,019	11,834,646

		291,676,101

Commercial Services & Supplies — 2.1%
ABM Industries, Inc.	631,787	29,921,432
Brady Corp., Class A, NVS	161,890	11,435,910
CoreCivic, Inc.(a)	525,045	10,653,163
Deluxe Corp.	450,169	7,117,172
Enviri Corp.(a)	819,312	5,448,425
Healthcare Services Group, Inc.(a)	747,246	7,532,240
HNI Corp.	233,324	10,347,919
Matthews International Corp., Class A	314,900	7,003,376
MillerKnoll, Inc.	693,104	13,266,010
Pitney Bowes, Inc.	852,762	7,717,496
UniFirst Corp.	83,826	14,585,724
Vestis Corp.	1,164,023	11,523,828

		136,552,695

Communications Equipment — 1.1%
Calix, Inc.(a)	360,104	12,762,086
Digi International, Inc.(a)(b)	153,831	4,281,117
Extreme Networks, Inc.(a)	701,941	9,286,679
Harmonic, Inc.(a)	583,210	5,592,984
NetScout Systems, Inc.(a)	732,681	15,393,628
Viasat, Inc.(a)(b)	866,529	9,029,232
Viavi Solutions, Inc.(a)	1,285,940	14,389,668

		70,735,394

Construction & Engineering — 0.8%
Arcosa, Inc.	178,565	13,770,933
Everus Construction Group, Inc.(a)(b)	269,563	9,998,092
MYR Group, Inc.(a)	70,491	7,971,827
WillScot Holdings Corp., Class A	713,073	19,823,429

		51,564,281

Consumer Finance — 1.0%
Bread Financial Holdings, Inc.	497,094	24,894,468
Encore Capital Group, Inc.(a)(b)	240,897	8,257,949
EZCORP, Inc., Class A, NVS(a)	528,424	7,778,401
Navient Corp.	754,077	9,523,993
PRA Group, Inc.(a)	400,904	8,266,640
World Acceptance Corp.(a)	32,909	4,164,634

		62,886,085

Consumer Staples Distribution & Retail — 1.2%
Andersons, Inc. (The)	326,700	14,025,231
Grocery Outlet Holding Corp.(a)(b)	987,759	13,808,871
PriceSmart, Inc.	252,004	22,138,551
SpartanNash Co.	343,199	6,953,212
United Natural Foods, Inc.(a)	611,711	16,754,764

		73,680,629

Containers & Packaging — 0.7%
O-I Glass, Inc.(a)	1,564,770	17,947,912
Sealed Air Corp.	905,611	26,172,158

		44,120,070

Diversified Consumer Services — 0.5%
Mister Car Wash, Inc.(a)(b)	503,632	3,973,656

Security	Shares	Value

Diversified Consumer Services (continued)
Perdoceo Education Corp.	277,979	$6,999,511
Strategic Education, Inc.	248,135	20,833,415

		31,806,582

Diversified REITs — 0.5%
Alexander & Baldwin, Inc.	738,590	12,725,906
American Assets Trust, Inc.	196,854	3,964,640
Armada Hoffler Properties, Inc.	291,726	2,190,862
Global Net Lease, Inc.	2,022,214	16,258,600

		35,140,008

Diversified Telecommunication Services — 0.3%
Lumen Technologies, Inc.(a)	5,050,379	19,797,486

Electric Utilities — 0.5%
MGE Energy, Inc.	139,914	13,006,406
Otter Tail Corp.	233,652	18,778,611

		31,785,017

Electrical Equipment — 0.3%
Sunrun, Inc.(a)(b)	2,284,547	13,387,446
Vicor Corp.(a)(b)	103,094	4,822,737

		18,210,183

Electronic Equipment, Instruments & Components —2.9%
Advanced Energy Industries, Inc.(b)	195,137	18,598,507
Arlo Technologies, Inc.(a)	438,725	4,330,216
Benchmark Electronics, Inc.	161,052	6,124,808
CTS Corp.	122,492	5,089,543
ePlus, Inc.(a)	141,957	8,663,636
Insight Enterprises, Inc.(a)(b)	277,584	41,634,824
Knowles Corp.(a)	891,437	13,549,842
PC Connection, Inc.	125,637	7,842,262
Plexus Corp.(a)	87,987	11,273,774
Rogers Corp.(a)	172,679	11,661,013
Sanmina Corp.(a)(b)	286,912	21,856,956
ScanSource, Inc.(a)	219,501	7,465,229
TTM Technologies, Inc.(a)	497,694	10,207,704
Vishay Intertechnology, Inc.	1,141,146	18,144,221

		186,442,535

Energy Equipment & Services — 1.3%
Bristow Group, Inc.(a)(b)	250,344	7,905,863
Core Laboratories, Inc.(b)	247,598	3,711,494
Helix Energy Solutions Group, Inc.(a)	625,149	5,194,988
Helmerich & Payne, Inc.	424,423	11,085,929
Innovex International, Inc.(a)(b)	393,834	7,073,259
Liberty Energy, Inc., Class A	740,000	11,714,200
Patterson-UTI Energy, Inc.	3,571,296	29,356,053
ProPetro Holding Corp.(a)	805,896	5,923,336
RPC, Inc.	403,156	2,217,358

		84,182,480

Financial Services — 3.2%
EVERTEC, Inc.	226,396	8,324,581
HA Sustainable Infrastructure Capital, Inc.	558,700	16,336,388
Jackson Financial, Inc., Class A	416,274	34,875,436
Mr. Cooper Group, Inc.(a)	646,003	77,261,959
NCR Atleos Corp.(a)(b)	412,773	10,888,952
Radian Group, Inc.	810,353	26,798,373
Walker & Dunlop, Inc.	325,816	27,811,654

		202,297,343

Food Products — 1.1%
B&G Foods, Inc.	804,959	5,530,068
Fresh Del Monte Produce, Inc.	341,246	10,520,614
J & J Snack Foods Corp.	71,345	9,397,564

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
John B Sanfilippo & Son, Inc.	91,931	$6,514,231
Simply Good Foods Co. (The)(a)(b)	504,231	17,390,927
Tootsie Roll Industries, Inc.	77,906	2,452,481
TreeHouse Foods, Inc.(a)(b)	459,424	12,445,796
WK Kellogg Co.	256,171	5,105,488

		69,357,169

Gas Utilities — 1.0%
Chesapeake Utilities Corp.	99,485	12,776,859
MDU Resources Group, Inc.	2,070,883	35,018,631
Northwest Natural Holding Co.	407,592	17,412,330

		65,207,820

Ground Transportation — 1.2%
ArcBest Corp.	237,113	16,735,435
Heartland Express, Inc.	439,121	4,048,696
Hertz Global Holdings, Inc.(a)(b)	1,247,402	4,914,764
Marten Transport Ltd.	588,125	8,069,075
RXO, Inc.(a)(b)	761,058	14,536,208
Schneider National, Inc., Class B	477,916	10,920,381
Werner Enterprises, Inc.	628,172	18,405,439

		77,629,998

Health Care Equipment & Supplies — 3.1%
Avanos Medical, Inc.(a)	467,303	6,696,452
CONMED Corp.	313,741	18,946,819
Embecta Corp.	591,120	7,536,780
Enovis Corp.(a)(b)	577,492	22,065,969
Integra LifeSciences Holdings Corp.(a)(b)	674,827	14,839,446
Neogen Corp.(a)(b)	2,005,044	17,383,731
Omnicell, Inc.(a)(b)	470,407	16,445,429
QuidelOrtho Corp.(a)(b)	669,442	23,410,387
STAAR Surgical Co.(a)(b)	215,382	3,797,185
Teleflex, Inc.	471,744	65,190,303

		196,312,501

Health Care Providers & Services — 2.4%
AdaptHealth Corp.(a)(b)	1,080,307	11,710,528
Addus HomeCare Corp.(a)(b)	69,289	6,851,989
AMN Healthcare Services, Inc.(a)	387,146	9,469,591
Concentra Group Holdings Parent, Inc.	648,592	14,074,446
National HealthCare Corp.	45,219	4,196,323
NeoGenomics, Inc.(a)	717,864	6,812,529
Owens & Minor, Inc.(a)	751,515	6,786,181
Patterson Cos., Inc.	797,832	24,924,272
Pediatrix Medical Group, Inc.(a)	859,491	12,454,025
Premier, Inc., Class A	928,529	17,902,039
Privia Health Group, Inc.(a)(b)	325,305	7,303,097
Progyny, Inc.(a)	376,647	8,414,294
Select Medical Holdings Corp.	1,062,532	17,744,284
U.S. Physical Therapy, Inc.	78,279	5,664,269

		154,307,867

Health Care REITs — 1.2%
CareTrust REIT, Inc.	972,084	27,782,161
LTC Properties, Inc.	243,919	8,646,928
Medical Properties Trust, Inc.(b)	6,098,260	36,772,508
Universal Health Realty Income Trust	64,783	2,653,512

		75,855,109

Health Care Technology — 0.3%
Certara, Inc.(a)	1,111,744	11,006,265
HealthStream, Inc.	102,615	3,302,151
Schrodinger, Inc.(a)	264,831	5,227,764
Simulations Plus, Inc.	74,467	1,825,931

		21,362,111

Security	Shares	Value

Hotel & Resort REITs — 0.4%
Apple Hospitality REIT, Inc.	1,158,799	$14,960,095
Pebblebrook Hotel Trust(b)	608,535	6,164,460
Summit Hotel Properties, Inc.	562,235	3,041,691

		24,166,246

Hotels, Restaurants & Leisure — 1.2%
BJ’s Restaurants, Inc.(a)	232,009	7,948,628
Bloomin’ Brands, Inc.	767,807	5,505,176
Cheesecake Factory, Inc. (The)	162,339	7,899,416
Cracker Barrel Old Country Store, Inc.	226,336	8,786,364
Golden Entertainment, Inc.	209,179	5,520,234
Jack in the Box, Inc.	191,733	5,213,220
Papa John’s International, Inc.	332,405	13,655,197
Penn Entertainment, Inc.(a)	1,519,689	24,786,128

		79,314,363

Household Durables — 3.1%
Century Communities, Inc.	276,717	18,567,711
Ethan Allen Interiors, Inc.	230,135	6,374,740
Helen of Troy Ltd.(a)(b)	232,417	12,431,985
La-Z-Boy, Inc.	423,481	16,553,872
Leggett & Platt, Inc.	1,366,644	10,810,154
LGI Homes, Inc.(a)(b)	210,410	13,985,953
M/I Homes, Inc.(a)	130,211	14,867,492
Meritage Homes Corp.	734,963	52,094,177
Newell Brands, Inc.	4,225,219	26,196,358
Sonos, Inc.(a)	1,210,936	12,920,687
Tri Pointe Homes, Inc.(a)	468,339	14,949,381

		199,752,510

Household Products — 0.7%
Central Garden & Pet Co.(a)	93,726	3,435,995
Central Garden & Pet Co., Class A, NVS(a)	513,817	16,817,231
Energizer Holdings, Inc.	386,959	11,577,813
WD-40 Co.	53,721	13,107,924

		44,938,963

Independent Power and Renewable Electricity Producers — 0.6%
Clearway Energy, Inc., Class A	351,966	10,016,952
Clearway Energy, Inc., Class C	841,300	25,466,151

		35,483,103

Industrial REITs — 1.0%
Innovative Industrial Properties, Inc.	92,188	4,986,449
LXP Industrial Trust	3,003,629	25,981,391
Terreno Realty Corp.	516,853	32,675,446

		63,643,286

Insurance — 3.2%
AMERISAFE, Inc.	106,482	5,595,629
Assured Guaranty Ltd.	247,732	21,825,189
Employers Holdings, Inc.	120,752	6,114,881
Genworth Financial, Inc., Class A(a)	4,327,023	30,678,593
Horace Mann Educators Corp.	414,847	17,726,412
Lincoln National Corp.	1,733,802	62,260,830
ProAssurance Corp.(a)	518,048	12,096,421
Safety Insurance Group, Inc.	150,883	11,901,651
SiriusPoint Ltd.(a)(b)	761,000	13,157,690
Stewart Information Services Corp.	281,985	20,119,630
United Fire Group, Inc.	216,454	6,376,735

		207,853,661

Interactive Media & Services — 1.2%
Cars.com, Inc.(a)	339,148	3,822,198
IAC, Inc.(a)(b)	721,580	33,149,385
Shutterstock, Inc.	244,371	4,552,632

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
TripAdvisor, Inc.(a)	369,397	$5,234,355
Yelp, Inc.(a)	300,790	11,138,254
Ziff Davis, Inc.(a)(b)	434,642	16,333,846

		74,230,670

IT Services — 0.5%
DXC Technology Co.(a)	1,838,896	31,353,177
Grid Dynamics Holdings, Inc., Class A(a)	213,251	3,337,378

		34,690,555

Leisure Products — 0.4%
Acushnet Holdings Corp.	122,417	8,405,152
Sturm Ruger & Co., Inc.	170,735	6,708,178
Topgolf Callaway Brands Corp.(a)	1,437,419	9,472,591

		24,585,921

Life Sciences Tools & Services — 0.3%
Azenta, Inc.(a)(b)	236,667	8,198,145
Cytek Biosciences, Inc.(a)	1,060,925	4,254,309
Fortrea Holdings, Inc.(a)	912,994	6,893,105
Mesa Laboratories, Inc.	18,234	2,163,646

		21,509,205

Machinery — 3.1%
Alamo Group, Inc.	59,060	10,525,083
Albany International Corp., Class A	159,137	10,986,818
Astec Industries, Inc.	231,858	7,987,508
Enpro, Inc.(b)	81,117	13,123,919
Franklin Electric Co., Inc.	156,491	14,691,375
Gates Industrial Corp. PLC(a)	784,942	14,450,782
Hillenbrand, Inc.	715,210	17,265,169
JBT Marel Corp.	271,998	33,238,156
Kennametal, Inc.	785,689	16,735,176
Lindsay Corp.	60,775	7,689,253
Proto Labs, Inc.(a)	249,224	8,732,809
Standex International Corp.	42,345	6,834,060
Tennant Co.	192,718	15,369,260
Titan International, Inc.(a)	487,930	4,093,733
Worthington Enterprises, Inc.	316,788	15,867,911

		197,591,012

Marine Transportation — 0.2%
Matson, Inc.	122,070	15,645,712

Media — 0.9%
Cable One, Inc.	46,862	12,454,514
John Wiley & Sons, Inc., Class A	170,947	7,617,398
Scholastic Corp., NVS	252,361	4,764,576
TechTarget, Inc.(a)(b)	150,175	2,224,092
TEGNA, Inc.	1,636,491	29,816,866
Thryv Holdings, Inc.(a)	258,334	3,309,258

		60,186,704

Metals & Mining — 1.1%
Alpha Metallurgical Resources, Inc.(a)	41,135	5,152,159
Kaiser Aluminum Corp.	162,083	9,825,471
Materion Corp.	210,753	17,197,445
Metallus, Inc.(a)	380,240	5,080,006
MP Materials Corp., Class A(a)(b)	687,780	16,788,710
SunCoke Energy, Inc.	857,712	7,890,950
Worthington Steel, Inc.	355,641	9,008,387

		70,943,128

Mortgage Real Estate Investment Trusts (REITs) — 2.5%
Apollo Commercial Real Estate Finance, Inc.	1,299,170	12,433,057
Arbor Realty Trust, Inc.(b)	1,930,321	22,681,272
ARMOUR Residential REIT, Inc.	777,055	13,287,640

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Blackstone Mortgage Trust, Inc., Class A	1,742,880	$34,857,600
Ellington Financial, Inc.	920,739	12,208,999
Franklin BSP Realty Trust, Inc.	844,662	10,760,994
KKR Real Estate Finance Trust, Inc.	586,908	6,338,606
New York Mortgage Trust, Inc.	921,029	5,977,478
PennyMac Mortgage Investment Trust	883,273	12,939,949
Ready Capital Corp.	1,713,664	8,722,550
Redwood Trust, Inc.	1,347,496	8,179,301
Two Harbors Investment Corp.	1,054,316	14,085,662

		162,473,108

Multi-Utilities — 0.6%
Avista Corp.	804,256	33,674,199
Unitil Corp.	100,768	5,813,306

		39,487,505

Office REITs — 1.1%
Brandywine Realty Trust	1,755,711	7,830,471
Douglas Emmett, Inc.	715,813	11,453,008
Easterly Government Properties, Inc.	1,009,571	10,701,453
Highwoods Properties, Inc.	426,271	12,634,673
JBG SMITH Properties	859,049	13,839,279
SL Green Realty Corp.	213,656	12,327,951

		68,786,835

Oil, Gas & Consumable Fuels — 2.9%
California Resources Corp.	723,892	31,829,531
Comstock Resources, Inc.(a)	451,414	9,181,761
Crescent Energy Co., Class A	1,857,608	20,879,514
CVR Energy, Inc.	347,556	6,742,586
Dorian LPG Ltd.	369,955	8,264,795
International Seaways, Inc.	176,373	5,855,584
Magnolia Oil & Gas Corp., Class A	699,372	17,666,137
Par Pacific Holdings, Inc.(a)(b)	568,934	8,112,999
Peabody Energy Corp.	1,240,209	16,804,832
REX American Resources Corp.(a)(b)	157,190	5,905,628
SM Energy Co.	581,771	17,424,041
Talos Energy, Inc.(a)(b)	1,262,676	12,273,211
Vital Energy, Inc.(a)	274,184	5,818,184
World Kinect Corp.	592,884	16,814,190

		183,572,993

Passenger Airlines — 0.4%
Allegiant Travel Co.	147,891	7,638,570
JetBlue Airways Corp.(a)(b)	3,099,198	14,938,135
Sun Country Airlines Holdings, Inc.(a)	399,988	4,927,852

		27,504,557

Personal Care Products — 0.3%
Edgewell Personal Care Co.	492,638	15,375,232
USANA Health Sciences, Inc.(a)	112,408	3,031,644

		18,406,876

Pharmaceuticals — 1.5%
Amphastar Pharmaceuticals, Inc.(a)	141,097	4,090,402
Innoviva, Inc.(a)	252,072	4,570,065
Ligand Pharmaceuticals, Inc.(a)(b)	86,459	9,090,299
Organon & Co.	2,615,828	38,949,679
Pacira BioSciences, Inc.(a)	469,516	11,667,473
Prestige Consumer Healthcare, Inc.(a)	201,249	17,301,377
Supernus Pharmaceuticals, Inc.(a)	275,126	9,010,376

		94,679,671

Professional Services — 1.8%
Amentum Holdings, Inc.(a)	1,457,049	26,518,292
CSG Systems International, Inc.	137,550	8,317,648

22	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Heidrick & Struggles International, Inc.	95,461	$4,088,595
Korn Ferry	199,326	13,520,283
NV5 Global, Inc.(a)(b)	529,317	10,199,939
Robert Half, Inc.	1,020,210	55,652,455

		118,297,212

Real Estate Management & Development — 0.7%
Cushman & Wakefield PLC(a)	2,003,333	20,474,063
eXp World Holdings, Inc.	857,633	8,387,651
Kennedy-Wilson Holdings, Inc.	756,045	6,562,471
Marcus & Millichap, Inc.	244,356	8,418,064

		43,842,249

Residential REITs — 0.3%
Centerspace	74,145	4,800,888
Elme Communities	366,992	6,385,661
Veris Residential, Inc.	468,177	7,921,555

		19,108,104

Retail REITs — 1.4%
Acadia Realty Trust	377,181	7,901,942
Getty Realty Corp.	293,423	9,148,929
Macerich Co. (The)	858,179	14,734,934
Phillips Edison & Co., Inc.	711,976	25,980,004
Saul Centers, Inc.	57,758	2,083,331
SITE Centers Corp.	479,811	6,160,773
Tanger, Inc.	371,451	12,551,329
Urban Edge Properties	510,284	9,695,396
Whitestone REIT	226,593	3,301,460

		91,558,098

Semiconductors & Semiconductor Equipment — 3.2%
Alpha & Omega Semiconductor Ltd.(a)(b)	127,536	3,170,545
Axcelis Technologies, Inc.(a)	135,518	6,731,179
CEVA, Inc.(a)(b)	124,928	3,199,406
Cohu, Inc.(a)(b)	473,982	6,972,275
Diodes, Inc.(a)(b)	470,591	20,315,414
FormFactor, Inc.(a)	433,170	12,254,379
Ichor Holdings Ltd.(a)	344,297	7,784,555
Kulicke & Soffa Industries, Inc.	542,177	17,880,997
MaxLinear, Inc.(a)	783,130	8,504,792
Penguin Solutions, Inc.(a)(b)	541,877	9,412,404
Photronics, Inc.(a)	373,525	7,754,379
Qorvo, Inc.(a)(b)	948,659	68,692,398
SolarEdge Technologies, Inc.(a)(b)	412,475	6,673,846
Ultra Clean Holdings, Inc.(a)	458,186	9,809,762
Veeco Instruments, Inc.(a)	589,134	11,829,811
Wolfspeed, Inc.(a)(b)	949,132	2,904,344

		203,890,486

Software — 1.4%
A10 Networks, Inc.	299,732	4,897,621
Adeia, Inc.	699,057	9,241,534
Alarm.com Holdings, Inc.(a)(b)	201,048	11,188,321
DoubleVerify Holdings, Inc.(a)	628,185	8,398,833
LiveRamp Holdings, Inc.(a)	320,965	8,390,025
N-able, Inc.(a)	401,940	2,849,755
NCR Voyix Corp.(a)(b)	1,486,483	14,493,209
SolarWinds Corp.	558,379	10,290,925
Sprinklr, Inc., Class A(a)(b)	704,941	5,886,257
Teradata Corp.(a)	631,756	14,201,875

		89,838,355

Specialized REITs — 1.0%
Four Corners Property Trust, Inc.	467,034	13,403,876
Millrose Properties, Inc., Class A(a)(b)	1,221,474	32,381,276

Security	Shares	Value

Specialized REITs (continued)
Safehold, Inc.	464,968	$8,704,201
Uniti Group, Inc.	1,315,577	6,630,508

		61,119,861

Specialty Retail — 4.5%
Academy Sports & Outdoors, Inc.	704,860	32,148,665
Advance Auto Parts, Inc.	602,706	23,632,102
American Eagle Outfitters, Inc.	1,775,484	20,631,124
Asbury Automotive Group, Inc.(a)(b)	198,947	43,935,456
Buckle, Inc. (The)	152,079	5,827,667
Caleres, Inc.	341,948	5,891,764
Foot Locker, Inc.(a)	839,463	11,836,428
Group 1 Automotive, Inc.(b)	67,497	25,780,479
Guess?, Inc.	277,311	3,069,833
MarineMax, Inc.(a)(b)	203,183	4,368,435
Monro, Inc.	304,530	4,406,549
National Vision Holdings, Inc.(a)	800,759	10,233,700
ODP Corp. (The)(a)(b)	306,249	4,388,548
Sally Beauty Holdings, Inc.(a)(b)	1,036,695	9,361,356
Shoe Carnival, Inc.	179,609	3,949,602
Signet Jewelers Ltd.	441,727	25,646,670
Sonic Automotive, Inc., Class A	148,724	8,471,319
Upbound Group, Inc.	519,390	12,444,584
Urban Outfitters, Inc.(a)	316,067	16,561,911
Victoria’s Secret & Co.(a)(b)	798,490	14,835,944

		287,422,136

Technology Hardware, Storage & Peripherals — 1.0%
Corsair Gaming, Inc.(a)(b)	457,785	4,055,975
Sandisk Corp.(a)(b)	1,170,470	55,726,077
Xerox Holdings Corp.	1,175,207	5,676,250

		65,458,302

Textiles, Apparel & Luxury Goods — 0.9%
Carter’s, Inc.	368,048	15,053,163
G-III Apparel Group Ltd.(a)(b)	392,711	10,740,646
Hanesbrands, Inc.(a)	1,685,379	9,724,637
Oxford Industries, Inc.	150,073	8,804,783
Steven Madden Ltd.	249,580	6,648,811
Wolverine World Wide, Inc.	260,526	3,623,917

		54,595,957

Tobacco — 0.2%
Universal Corp.	250,781	14,056,275

Trading Companies & Distributors — 1.9%
Air Lease Corp., Class A	1,052,085	50,826,227
Boise Cascade Co.	390,081	38,263,045
DNOW, Inc.(a)	461,951	7,890,123
GMS, Inc.(a)(b)	142,087	10,396,506
Rush Enterprises, Inc., Class A	240,552	12,847,882

		120,223,783

Water Utilities — 1.0%
American States Water Co.	193,044	15,188,702
California Water Service Group	603,506	29,245,901
Middlesex Water Co.	91,420	5,860,022
SJW Group	307,731	16,829,808

		67,124,433

Wireless Telecommunication Services — 0.7%
Gogo, Inc.(a)(b)	324,598	2,798,035

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Shenandoah Telecommunications Co.	466,375	$5,862,333
Telephone & Data Systems, Inc.	990,512	38,372,435

		47,032,803

Total Long-Term Investments — 98.7% (Cost: $7,034,081,812)		6,321,906,070

Short-Term Securities

Money Market Funds — 4.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	212,876,442	212,982,880
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	59,043,931	59,043,931

Total Short-Term Securities — 4.2% (Cost: $271,844,929)		272,026,811

Total Investments — 102.9% (Cost: $7,305,926,741)		6,593,932,881

Liabilities in Excess of Other Assets — (2.9)%		(188,266,201)

Net Assets — 100.0%		$6,405,666,680

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$348,242,967	$—	$(135,272,936)	(a)	$ 52,813	$(39,964)	$212,982,880	212,876,442	$2,391,930	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	120,932,534	—	(61,888,603)	(a)	—	—	59,043,931	59,043,931	4,376,613		—

					$ 52,813	$(39,964)	$272,026,811		$6,768,543		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

24	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	205	06/20/25	$20,778	$145,026

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/18/26–08/19/26	$9,462,734	$(108,406	)(c)	$9,363,112	0.1%
	Monthly	HSBC Bank PLC(d)	02/09/28	45,836,170	1,021,730	(e)	46,932,433	0.7
	Monthly	JPMorgan Chase Bank NA(f)	02/09/26	5,710,116	114,265	(g)	5,835,196	0.1

					$1,027,589		$62,130,741

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(8,784) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(74,533) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(10,815) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination dates August 18, 2026 to August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Ameris Bancorp	1,108	$63,788	0.7%
Banc of California, Inc.	4,458	63,259	0.7
Central Pacific Financial Corp.	1,372	37,099	0.4
Community Financial System, Inc.	268	15,238	0.1
First Bancorp/Southern Pines NC	1,585	63,622	0.7
Fulton Financial Corp.	2,146	38,821	0.4
Independent Bank Corp.	1,003	62,838	0.6
Lakeland Financial Corp.	27	1,605	0.0
Pacific Premier Bancorp, Inc.	2,987	63,683	0.7
Trustmark Corp.	1,852	63,875	0.7
United Community Banks, Inc.	2,275	63,996	0.7
WSFS Financial Corp.	1,231	63,852	0.7

		601,676

	Shares	Value	% of Basket Value

Capital Markets
Moelis & Co., Class A	65,964	$3,849,659	41.1%

Commercial Services & Supplies
Enviri Corp.	4,485	29,825	0.3

Consumer Finance
Bread Financial Holdings, Inc.	1,944	97,356	1.0

Diversified Consumer Services
Perdoceo Education Corp.	4,071	102,508	1.1

Financial Services
Jackson Financial, Inc., Class A	54,964	4,604,884	49.2

Insurance
ProAssurance Corp.	584	13,636	0.2

Office REITs
Douglas Emmett, Inc.	3,973	63,568	0.7

Net Value of Reference Entity — Goldman Sachs Bank USA		$9,363,112

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 9, 2028.

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Banks
Atlantic Union Bankshares Corp.	411,427	$12,811,837	27.3%
Community Financial System, Inc.	280	15,921	0.0
Customers Bancorp, Inc.	1,028	51,606	0.1
Heritage Financial Corp.	1,964	47,784	0.1
Hope Bancorp, Inc.	978	10,240	0.0
OFG Bancorp	1,166	46,663	0.1
Provident Financial Services, Inc.	44,896	770,864	1.7
Renasant Corp.	289,455	9,821,208	20.9

		23,576,123

Building Products
Insteel Industries, Inc.	14,478	380,771	0.8

Containers & Packaging
Sealed Air Corp.	1,044	30,172	0.1

Financial Services
Jackson Financial, Inc., Class A	236,946	19,851,336	42.3

Insurance
SiriusPoint Ltd.	176,899	3,058,584	6.5

Water Utilities
Middlesex Water Co.	553	35,447	0.1

Net Value of Reference Entity — HSBC Bank PLC		$46,932,433

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 9, 2026.

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Banks
OFG Bancorp	21,978	$879,559	15.1%

Capital Markets
Moelis & Co., Class A	15,519	905,689	15.5

Diversified Consumer Services
Perdoceo Education Corp.	13,460	338,923	5.8

Financial Services
Jackson Financial, Inc., Class A	42,650	3,573,217	61.2

Insurance
Genworth Financial, Inc., Class A	19,437	137,808	2.4

Net Value of Reference Entity — JPMorgan Chase Bank NA		$5,835,196

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$1,135,995	$(108,406)

26	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$145,026	$—	$—	$—	$145,026
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,135,995	—	—	—	1,135,995

	$—	$—	$1,281,021	$—	$—	$—	$1,281,021

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$108,406	$—	$—	$—	$108,406

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$975,781	$—	$—	$—	$975,781
Swaps	—	—	5,816,177	—	—	—	5,816,177

	$—	$—	$6,791,958	$—	$—	$—	$6,791,958

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(93,846)	$—	$—	$—	$(93,846)
Swaps	—	—	(3,679,620)	—	—	—	(3,679,620)

	$—	$—	$(3,773,466)	$—	$—	$—	$(3,773,466)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,818,731
Total return swaps:
Average notional value	72,833,590

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$119,500
Swaps — OTC(a)	1,135,995	108,406

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,135,995	$227,906

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(119,500)

Total derivative assets and liabilities subject to an MNA	$1,135,995	$108,406

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2025	iShares® S&P Small-Cap 600 Value ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

HSBC Bank PLC	$1,021,730	$—	$—	$ (1,021,730)	$—
JPMorgan Chase Bank N.A	114,265	—	—	(114,265)	—

	$1,135,995	$—	$—	$(1,135,995)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)

Goldman Sachs Bank USA	$108,406	$—	$—	$(90,000)	$18,406

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$6,321,906,070	$—	$—	$6,321,906,070
Short-Term Securities
Money Market Funds	272,026,811	—	—	272,026,811

	$6,593,932,881	$—	$—	$6,593,932,881

Derivative Financial Instruments(a)
Assets
Equity Contracts	$145,026	$1,135,995	$—	$1,281,021
Liabilities
Equity Contracts	—	(108,406)	—	(108,406)

	$145,026	$1,027,589	$—	$1,172,615

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities

March 31, 2025

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Small-Cap 600 Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$16,489,101,097	$51,339,472,468	$36,975,993,796	$6,321,906,070
Investments, at value — affiliated(c)	111,524,264	290,422,638	405,893,904	272,026,811
Cash	1,705	398	2,271	683,456
Cash pledged:
Collateral — OTC derivatives	—	—	—	6,380,000
Futures contracts	1,652,640	5,381,340	5,377,360	2,149,000
Receivables:
Investments sold	—	—	—	12,240,646
Securities lending income — affiliated	1,236	41,486	15,978	127,476
Capital shares sold	102,571	—	83,788	—
Dividends — unaffiliated	6,637,353	12,394,971	30,957,452	9,923,953
Dividends — affiliated	104,276	282,028	234,744	363,080
Variation margin on futures contracts	143,687	111,940	716,480	—
Unrealized appreciation on OTC swaps	—	—	—	1,135,995

Total assets	16,609,268,829	51,648,107,269	37,419,275,773	6,626,936,487

LIABILITIES
Cash received:
Collateral — OTC derivatives	—	—	—	90,000
Collateral on securities loaned	18,533,961	219,605,442	124,267,155	212,854,772
Payables:
Swaps	—	—	—	7,022,665
Capital shares redeemed	—	228,900	—	52,254
Investment advisory fees	2,839,711	8,075,479	5,686,783	1,022,210
Variation margin on futures contracts	—	—	—	119,500
Unrealized depreciation on OTC swaps	—	—	—	108,406

Total liabilities	21,373,672	227,909,821	129,953,938	221,269,807

Commitments and contingent liabilities

NET ASSETS	$16,587,895,157	$51,420,197,448	$37,289,321,835	$6,405,666,680

NET ASSETS CONSIST OF:
Paid-in capital	$13,720,242,682	$41,597,506,229	$37,975,932,473	$8,280,274,896
Accumulated earnings (loss)	2,867,652,475	9,822,691,219	(686,610,638)	(1,874,608,216)

NET ASSETS	$16,587,895,157	$51,420,197,448	$37,289,321,835	$6,405,666,680

NET ASSET VALUE
Shares outstanding	61,300,000	554,350,000	195,700,000	65,700,000

Net asset value	$270.60	$92.76	$190.54	$97.50

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$13,127,871,890	$38,687,581,509	$34,957,593,288	$7,034,081,812

(b) Securities loaned, at value	$17,849,763	$215,048,075	$120,387,148	$205,433,267

(c) Investments, at cost — affiliated	$96,594,607	$290,380,534	$359,829,690	$271,844,929

See notes to financial statements.

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	29

Statements of Operations

Year Ended March 31, 2025

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Small-Cap 600 Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$173,010,808	$356,831,284	$735,886,606	$119,706,678
Dividends — affiliated	2,445,689	2,732,758	7,392,837	4,376,613
Interest — unaffiliated	3,309	21,824	11,954	93,276
Securities lending income — affiliated — net	24,043	518,651	269,829	2,391,930
Foreign taxes withheld	—	(207,185)	(84,898)	(25,929)

Total investment income	175,483,849	359,897,332	743,476,328	126,542,568

EXPENSES
Investment advisory	27,666,291	94,583,863	62,476,052	12,717,018
Interest expense	916	5,314	2,108	1,253

Total expenses	27,667,207	94,589,177	62,478,160	12,718,271

Net investment income	147,816,642	265,308,155	680,998,168	113,824,297

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(89,597,350)	848,008,985	(174,510,310)	(209,283,938)
Investments — affiliated	(89,485)	(3,533)	5,074,213	52,813
Futures contracts	1,403	(995,502)	(3,414,807)	975,781
In-kind redemptions — unaffiliated(a)	338,628,413	5,302,549,358	2,554,549,465	395,682,744
In-kind redemptions — affiliated(a)	1,164,474	—	3,814,661	—
Swaps	—	—	—	5,816,177

	250,107,455	6,149,559,308	2,385,513,222	193,243,577

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	713,226,169	(1,705,590,976)	(1,771,420,520)	(569,570,490)
Investments — affiliated	5,088,411	(6,140)	19,732,780	(39,964)
Futures contracts	(89,551)	(1,458,599)	(1,295,434)	(93,846)
Swaps	—	—	—	(3,679,620)

	718,225,029	(1,707,055,715)	(1,752,983,174)	(573,383,920)

Net realized and unrealized gain (loss)	968,332,484	4,442,503,593	632,530,048	(380,140,343)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,116,149,126	$4,707,811,748	$1,313,528,216	$(266,316,046)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

30	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	iShares S&P 100 ETF		iShares S&P 500 Growth ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$147,816,642	$129,347,242	$265,308,155	$330,164,354
Net realized gain	250,107,455	1,240,683,662	6,149,559,308	2,872,957,670
Net change in unrealized appreciation (depreciation)	718,225,029	1,770,781,391	(1,707,055,715)	6,951,610,079

Net increase in net assets resulting from operations	1,116,149,126	3,140,812,295	4,707,811,748	10,154,732,103

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(145,863,162)	(128,201,209)	(255,833,646)	(327,303,427)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,925,742,825	1,131,227,742	2,770,048,036	4,206,651,149

NET ASSETS
Total increase in net assets	4,896,028,789	4,143,838,828	7,222,026,138	14,034,079,825
Beginning of year	11,691,866,368	7,548,027,540	44,198,171,310	30,164,091,485

End of year	$16,587,895,157	$11,691,866,368	$51,420,197,448	$44,198,171,310

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	31

Statements of Changes in Net Assets (continued)

	iShares S&P 500 Value ETF		iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$680,998,168	$511,037,793	$113,824,297	$130,876,502
Net realized gain	2,385,513,222	2,483,850,832	193,243,577	53,059,409
Net change in unrealized appreciation (depreciation)	(1,752,983,174)	3,311,268,765	(573,383,920)	538,008,192

Net increase (decrease) in net assets resulting from operations	1,313,528,216	6,306,157,390	(266,316,046)	721,944,103

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(693,932,456)	(493,782,581)	(128,110,427)	(107,152,234)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,932,474,951	3,448,601,067	(424,710,753)	(373,336,015)

NET ASSETS
Total increase (decrease) in net assets	3,552,070,711	9,260,975,876	(819,137,226)	241,455,854
Beginning of year	33,737,251,124	24,476,275,248	7,224,803,906	6,983,348,052

End of year	$37,289,321,835	$33,737,251,124	$6,405,666,680	$7,224,803,906

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 100 ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$247.45	$187.06	$208.24	$179.83	$118.50

Net investment income(a)	2.92	2.82	2.66	2.41	2.37
Net realized and unrealized gain (loss)(b)	23.03	60.31	(21.16)	28.36	61.39

Net increase (decrease) from investment operations	25.95	63.13	(18.50)	30.77	63.76

Distributions from net investment income(c)	(2.80)	(2.74)	(2.68)	(2.36)	(2.43)

Net asset value, end of year	$270.60	$247.45	$187.06	$208.24	$179.83

Total Return(d)
Based on net asset value	10.47%	33.98%	(8.80)%	17.14%	54.11%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.07%	1.32%	1.48%	1.19%	1.52%

Supplemental Data
Net assets, end of year (000)	$16,587,895	$11,691,866	$7,548,028	$8,777,448	$6,977,233

Portfolio turnover rate(f)	4%	3%	3%	2%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Growth ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21 (a)

Net asset value, beginning of year	$84.53	$63.92	$76.34	$65.08	$41.25

Net investment income(b)	0.48	0.68	0.60	0.41	0.47
Net realized and unrealized gain (loss)(c)	8.21	20.60	(12.44)	11.27	23.85

Net increase (decrease) from investment operations	8.69	21.28	(11.84)	11.68	24.32

Distributions from net investment income(d)	(0.46)	(0.67)	(0.58)	(0.42)	(0.49)

Net asset value, end of year	$92.76	$84.53	$63.92	$76.34	$65.08

Total Return(e)
Based on net asset value	10.25%	33.49%	(15.48)%	17.94%	59.13%

Ratios to Average Net Assets(f)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	0.50%	0.95%	0.94%	0.55%	0.82%

Supplemental Data
Net assets, end of year (000)	$51,420,197	$44,198,171	$30,164,091	$36,758,412	$31,174,756

Portfolio turnover rate(g)	31%	31%	34%	14%	13%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

34	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Value ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$186.86	$151.79	$155.61	$141.09	$96.29

Net investment income(a)	3.75	3.16	3.00	2.89	2.83
Net realized and unrealized gain (loss)(b)	3.73	34.93	(3.78)	14.48	44.86

Net increase (decrease) from investment operations	7.48	38.09	(0.78)	17.37	47.69

Distributions from net investment income(c)	(3.80)	(3.02)	(3.04)	(2.85)	(2.89)

Net asset value, end of year	$190.54	$186.86	$151.79	$155.61	$141.09

Total Return(d)
Based on net asset value	4.02%	25.36%	(0.35)%	12.39%	50.10%

Ratios to Average Net Assets(e)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	1.96%	1.93%	2.06%	1.92%	2.39%

Supplemental Data
Net assets, end of year (000)	$37,289,322	$33,737,251	$24,476,275	$25,886,355	$21,424,451

Portfolio turnover rate(f)	32%	32%	29%	18%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	(a)

Net asset value, beginning of year	$102.77	$93.67	$102.39	$100.53	$50.14

Net investment income(b)	1.69	1.82	1.62	1.07	1.12
Net realized and unrealized gain (loss)(c)	(5.03)	8.78	(8.96)	2.32	50.16

Net increase (decrease) from investment operations	(3.34)	10.60	(7.34)	3.39	51.28

Distributions from net investment income(d)	(1.93)	(1.50)	(1.38)	(1.53)	(0.89)

Net asset value, end of year	$97.50	$102.77	$93.67	$102.39	$100.53

Total Return(e)
Based on net asset value	(3.35)%	11.46%	(7.08)%	3.38%	103.08	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.21%

Net investment income	1.61%	1.93%	1.71%	1.04%	1.56%

Supplemental Data
Net assets, end of year (000)	$6,405,667	$7,224,804	$6,983,348	$8,549,270	$8,806,141

Portfolio turnover rate(h)(i)	52%	66%	54%	42%	52%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions, if any.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

36	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
S&P 100(a)	Diversified
S&P 500 Growth(a)	Diversified
S&P 500 Value	Diversified
S&P Small-Cap 600 Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and

38	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

S&P 100

BNP Paribas SA	$17,849,763	$ (17,849,763)	$—	$—

S&P 500 Growth

BofA Securities, Inc.	$54,790,274	$(54,790,274)	$—	$—

Citigroup Global Markets, Inc.	29,744,414	(29,744,414)	—	—

Goldman Sachs & Co. LLC	40,037,089	(40,037,089)	—	—

J.P. Morgan Securities LLC	2,392,315	(2,392,315)	—	—

Jefferies LLC	2,067,562	(2,067,562)	—	—

Morgan Stanley	13,397,034	(13,397,034)	—	—

SG Americas Securities LLC	10,319,460	(10,319,460)	—	—

UBS AG	46,287,150	(46,287,150)	—	—

Virtu Americas LLC	2,588,258	(2,588,258)	—	—

Wells Fargo Bank N.A.	8,241,432	(8,241,432)	—	—

Wells Fargo Securities LLC	5,183,087	(5,183,087)	—	—

	$215,048,075	$(215,048,075)	$—	$—

S&P 500 Value

BNP Paribas SA	$65,883,465	$(65,883,465)	$—	$—

BofA Securities, Inc.	1,195,000	(1,195,000)	—	—

Citigroup Global Markets, Inc.	13,494,600	(13,494,600)	—	—

Goldman Sachs & Co. LLC	2,592,100	(2,592,100)	—	—

Morgan Stanley	7,601,125	(7,601,125)	—	—

National Financial Services LLC	2,711,019	(2,711,019)	—	—

UBS AG	1,399,328	(1,399,328)	—	—

Virtu Americas LLC	15,208	(15,208)	—	—

Wells Fargo Bank N.A.	18,253,073	(18,253,073)	—	—

Wells Fargo Securities LLC	7,242,230	(7,242,230)	—	—

	$120,387,148	$(120,387,148)	$—	$—

S&P Small-Cap 600 Value

Barclays Bank PLC	$7,516,380	$(7,516,380)	$—	$—

Barclays Capital, Inc.	9,657	(9,657)	—	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

S&P Small-Cap 600 Value (continued)
BMO Capital Markets Corp.	$55,671	$(55,671)	$—	$—
BNP Paribas SA	16,935,841	(16,935,841)	—	—
BofA Securities, Inc.	19,031,383	(19,031,383)	—	—
Citigroup Global Markets, Inc.	10,323,074	(10,323,074)	—	—
Goldman Sachs & Co. LLC	61,744,807	(61,744,807)	—	—
HSBC Bank PLC	299,943	(299,943)	—	—
J.P. Morgan Securities LLC	42,136,962	(42,136,962)	—	—
Jefferies LLC	499,514	(499,514)	—	—
Morgan Stanley	25,242,012	(25,242,012)	—	—
National Financial Services LLC	5,424,457	(5,424,457)	—	—
Natixis SA	749,980	(749,980)	—	—
Scotia Capital, Inc.	185,026	(185,026)	—	—
SG Americas Securities LLC	428,952	(428,952)	—	—
State Street Bank & Trust Co.	2,955,247	(2,955,247)	—	—
Toronto-Dominion Bank	1,325,130	(1,325,130)	—	—
UBS AG	9,652,435	(9,652,435)	—	—
Virtu Americas LLC	38,190	(38,190)	—	—
Wells Fargo Bank N.A.	773,963	(773,963)	—	—
Wells Fargo Securities LLC	104,643	(104,643)	—	—

	$205,433,267	$(205,433,267)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

40	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Total return swaps are entered into by the iShares S&P Small-Cap 600 Value to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
S&P 100	0.20%
S&P 500 Growth	0.18
S&P 500 Value	0.18
S&P Small-Cap 600 Value	0.18

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
S&P 100	$9,948
S&P 500 Growth	212,171
S&P 500 Value	111,240
S&P Small-Cap 600 Value	700,554

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

42	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

For the year ended March 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
S&P 100	$89,912,105	$173,774,877	$(35,163,637)
S&P 500 Growth	9,042,131,297	12,686,822,502	831,497,818
S&P 500 Value	9,432,964,629	5,991,542,577	235,924,185
S&P Small-Cap 600 Value	2,142,115,806	1,400,287,870	134,940,129

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
S&P 100	$562,766,534	$556,768,258
S&P 500 Growth	16,177,015,621	16,222,237,372
S&P 500 Value	11,043,318,183	11,049,234,117
S&P Small-Cap 600 Value	3,769,178,661	3,595,471,456

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
S&P 100	$4,559,625,004	$644,634,477
S&P 500 Growth	11,935,688,509	9,161,443,990
S&P 500 Value	9,662,595,138	6,745,876,569
S&P Small-Cap 600 Value	1,297,705,009	1,866,925,992

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
S&P 100	$337,963,662	$(337,963,662)
S&P 500 Growth	5,301,680,141	(5,301,680,141)
S&P 500 Value	2,554,202,875	(2,554,202,875)
S&P Small-Cap 600 Value	392,069,783	(392,069,783)

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24
S&P 100
Ordinary income	$145,863,162	$128,201,209

S&P 500 Growth
Ordinary income	$255,833,646	$327,303,427

S&P 500 Value
Ordinary income	$693,932,456	$493,782,581

S&P Small-Cap 600 Value
Ordinary income	$128,110,427	$107,152,234

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total

S&P 100	$4,943,328	$(491,781,124)	$3,354,490,271	$—	$2,867,652,475
S&P 500 Growth	19,067,734	(2,834,397,300)	12,638,020,785	—	9,822,691,219
S&P 500 Value	8,944,742	(2,721,737,226)	2,026,181,846	—	(686,610,638)
S&P Small-Cap 600 Value	—	(1,124,472,961)	(737,985,682)	(12,149,573)	(1,874,608,216)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the accounting for swap agreements, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and undistributed capital gains from underlying REIT investments.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2025, the iShares S&P 500 Growth utilized 835,694,087 of its capital loss carryforwards.

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 100	$13,246,135,090	$3,647,734,362	$(293,244,091)	$3,354,490,271
S&P 500 Growth	38,991,874,321	13,162,393,371	(524,372,586)	12,638,020,785
S&P 500 Value	35,355,600,535	4,287,024,053	(2,260,736,888)	2,026,287,165
S&P Small-Cap 600 Value	7,331,918,563	444,265,809	(1,182,251,491)	(737,985,682)

9. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual

44	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

results of the securities and other instruments in which a fund invests. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24

iShares ETF	Shares	Amount	Shares	Amount
S&P 100
Shares sold	16,400,000	$4,571,638,930	19,700,000	$4,039,635,606
Shares redeemed	(2,350,000)	(645,896,105)	(12,800,000)	(2,908,407,864)

	14,050,000	$3,925,742,825	6,900,000	$1,131,227,742

S&P 500 Growth
Shares sold	127,000,000	$11,949,199,662	140,700,000	$10,873,698,665
Shares redeemed	(95,500,000)	(9,179,151,626)	(89,750,000)	(6,667,047,516)

	31,500,000	$2,770,048,036	50,950,000	$4,206,651,149

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

	Year Ended 03/31/25		Year Ended 03/31/24
iShares ETF	Shares	Amount	Shares	Amount
S&P 500 Value
Shares sold	50,550,000	$9,696,343,900	77,400,000	$13,285,072,289
Shares redeemed	(35,400,000)	(6,763,868,949)	(58,100,000)	(9,836,471,222)

	15,150,000	$2,932,474,951	19,300,000	$3,448,601,067

S&P Small-Cap 600 Value
Shares sold	13,400,000	$1,447,744,012	11,850,000	$1,155,662,611
Shares redeemed	(18,000,000)	(1,872,454,765)	(16,100,000)	(1,528,998,626)

	(4,600,000)	$(424,710,753)	(4,250,000)	$(373,336,015)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Fund’s custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2025 and each of the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

iShares S&P 100 ETF iShares S&P 500 Growth ETF iShares S&P 500 Value ETF iShares S&P Small-Cap 600 Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	47

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income
S&P 100	$171,662,332
S&P 500 Growth	339,054,788
S&P 500 Value	703,049,637
S&P Small-Cap 600 Value	103,720,573

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income
S&P 100	$1,894,559
S&P 500 Growth	9,201,789
S&P 500 Value	34,236,390
S&P Small-Cap 600 Value	19,935,564

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
S&P 100	100.00%
S&P 500 Growth	100.00
S&P 500 Value	98.80
S&P Small-Cap 600 Value	79.59

48	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

A D D I T I O N A L I N F O R M A T I O N	49

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

50	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares Preferred and Income Securities ETF | PFF | NASDAQ

2

Schedule of Investments March 31, 2025	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 98.7%

Aerospace & Defense — 4.0%
Boeing Co. (The), 6.00%	9,539,097	$570,724,174

Automobiles — 1.1%
Ford Motor Co.
6.00%	2,654,350	55,263,567
6.50%, NVS	1,990,750	45,209,933
6.20%	2,488,487	53,502,470

		153,975,970

Banks — 24.5%
Associated Banc-Corp
6.63%	995,360	23,978,222
Series E, 5.88%, NVS(a)	358,946	7,516,329
Series F, 5.63%, NVS(a)	344,239	6,912,319
Atlantic Union Bankshares Corp., Series A, 6.88%, NVS(a)	595,449	14,677,818
Banc of California, Inc., Series F, 7.75%, NVS(a)	1,704,318	42,522,734
Bank of America Corp.
Series 02, (3-mo. CME Term SOFR + 0.912%), 5.23%, NVS(a)(b)	542,222	11,972,262
Series 4, (3-mo. CME Term SOFR + 1.012%), 5.33%, NVS(a)(b)	363,403	8,496,362
Series 5, (3-mo. CME Term SOFR + 0.762%), 5.09%, NVS(a)(b)	790,045	17,847,117
Series E, (3-mo. CME Term SOFR + 0.612%), 4.94%, NVS(a)(b)	564,025	12,464,952
Series GG, 6.00%(a)	2,678,958	66,732,844
Series HH, 5.88%, NVS(a)	1,667,781	41,260,902
Series K*, 6.45%	2,078,262	53,452,899
Series KK, 5.38%, NVS(a)	2,740,021	61,513,471
Series L, 7.25%, NVS(a)(c)	152,838	188,689,210
Series LL, 5.00%, NVS(a)	2,575,794	54,246,222
Series NN, 4.38%, NVS(a)	2,105,240	38,925,888
Series PP, 4.13%, NVS(a)	1,789,707	31,140,902
Series QQ, 4.25%, NVS(a)	2,560,888	46,044,766
Series SS, 4.75%, NVS(a)	1,341,679	26,860,414
Bank of Hawaii Corp.
8.00%(a)	569,518	14,636,613
Series A, 4.38%, NVS(a)	600,471	9,403,376
Bank OZK, Series A, 4.63%, NVS(a)	1,161,308	18,906,094
Cadence Bank, Series A, 5.50%, NVS(a)	593,730	12,830,505
Citizens Financial Group, Inc.
7.38%, NVS(a)	1,327,183	34,281,137
Series E, 5.00%, NVS(a)	1,493,047	28,890,459
ConnectOne Bancorp, Inc., Series A, 5.25%, NVS(a)	386,938	8,590,024
Cullen/Frost Bankers, Inc., Series B, 4.45%, NVS(a)	517,746	9,127,862
Dime Community Bancshares, Inc., 5.50%, NVS(a)	456,876	8,794,863
Fifth Third Bancorp
Series A, 6.00%, NVS(a)(d)	690,410	16,852,908
Series I, (3-mo. CME Term SOFR + 3.972%), 8.30%, NVS(a)(b)	1,493,047	37,565,063
Series K, 4.95%, NVS(a)	862,944	18,743,144
First Citizens BancShares, Inc.
Series A, 5.38%, NVS(a)	1,144,666	23,740,373
Series C, 5.63%, NVS(a)	689,712	15,132,281
First Horizon Corp.
Series E, 6.50%, NVS(a)	517,319	12,684,662
Series F, 4.70%(a)	534,941	9,602,191

Security	Shares	Value

Banks (continued)
Flagstar Financial, Inc., Series A., 6.38%, NVS(a)	1,708,763	$40,463,508
Fulton Financial Corp., Series A, 5.13%, NVS(a)	687,890	13,799,073
Hancock Whitney Corp., 6.25%	594,921	14,516,072
Huntington Bancshares, Inc.
Series C, 5.70%, NVS(a)	603,553	13,954,145
Series H, 4.50%, NVS(a)	1,658,990	28,833,246
Series J, 6.88%, NVS(a)	1,078,321	27,605,018
JPMorgan Chase & Co.
Series DD, 5.75%, NVS(a)	5,321,029	130,844,103
Series EE, 6.00%, NVS(a)	5,811,657	145,407,658
Series GG, 4.75%, NVS(a)	2,765,606	56,860,859
Series JJ, 4.55%, NVS(a)	4,676,194	91,559,879
Series LL, 4.63%, NVS(a)	5,792,232	115,555,028
Series MM, 4.20%, NVS(a)	6,266,418	114,926,106
KeyCorp
6.20%, NVS(a)	1,990,725	47,359,348
Series E, 6.13%, NVS(a)(d)	1,658,991	39,948,503
Series F, 5.65%, NVS(a)	1,410,149	29,387,505
Series G, 5.63%, NVS(a)	1,493,047	30,980,725
M&T Bank Corp.
Series H, 5.63%, NVS(a)(d)	829,501	20,007,564
Series J, 7.50%, NVS(a)	2,488,487	64,949,511
Midland States Bancorp, Inc., 7.75%, NVS(a)	395,825	9,650,213
New York Community Capital Trust V, 6.00%, NVS(c)	249,582	9,304,417
Old National Bancorp
Series A, 7.00%, NVS(a)	372,786	9,286,099
Series C, 7.00%, NVS(a)	422,829	10,511,529
Pinnacle Financial Partners, Inc., Series B,
6.75%, NVS(a)	749,938	18,073,506
Popular Capital Trust II, 6.13%(d)	360,818	9,323,537
Regions Financial Corp.
6.95%(a)	1,658,990	41,673,829
Series C, 5.70%, NVS(a)	1,665,658	39,359,499
Series E, 4.45%, NVS(a)	1,327,183	22,814,276
Synovus Financial Corp.
Series D, (3-mo. CME Term SOFR + 3.614%), 7.90%, NVS(a)(b)(d)	690,405	17,294,645
Series E, 8.40%, NVS(a)	1,161,308	29,450,771
Texas Capital Bancshares, Inc., Series B, 5.75%, NVS(a)(d)	995,364	19,300,108
Truist Financial Corp.
Series I, (3-mo. CME Term SOFR + 0.792%), 5.08%, NVS(a)(b)	595,440	13,200,905
Series O, 5.25%, NVS(a)	1,907,827	40,579,480
Series R, 4.75%, NVS(a)	3,069,055	59,938,644
U.S. Bancorp
Series A, (3-mo. CME Term SOFR + 1.282%), 5.58%, NVS(a)(b)	47,701	41,070,561
Series B*, (3-mo. CME Term SOFR + 0.862%), 5.16%, NVS(a)(b)	3,317,897	71,533,859
Series K, 5.50%, NVS(a)	1,907,828	43,899,122
Series L, 3.75%, NVS(a)	1,658,990	25,896,834
Series M, 4.00%, NVS(a)	2,488,487	41,184,460
Series O, 4.50%, NVS(a)	1,493,008	28,576,173
UMB Financial Corp., 7.00%(a)	381,559	9,439,770
Valley National Bancorp
Series A, 6.25%, NVS(a)	395,820	9,745,088
Series B, 8.43%, NVS(a)(b)	341,129	8,238,265
Series C, 8.25%(a)	517,751	12,980,018
WaFd, Inc., Series A, 4.88%, NVS(a)	1,028,313	16,699,803

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Webster Financial Corp.
Series F, 5.25%, NVS(a)	517,746	$10,354,920
Series G, 6.50%(a)	465,986	10,717,678
Wells Fargo & Co.
Series AA, 4.70%, NVS(a)	3,194,190	61,392,332
Series CC, 4.38%, NVS(a)	2,848,274	51,268,932
Series DD, 4.25%, NVS(a)	3,410,498	60,297,605
Series L, 7.50%, NVS(a)(c)	280,150	336,404,120
Series Y, 5.63%, NVS(a)(d)	1,858,599	43,268,185
Series Z, 4.75%, NVS(a)	5,569,107	110,880,920
WesBanco, Inc., Series A, 6.75%, NVS(a)	517,746	13,042,022
Western Alliance Bancorp, Series A, 4.25%, NVS(a)	995,364	21,838,286
Wintrust Financial Corp.
Series D, 6.50%, NVS(a)	431,484	10,907,916
Series E, 6.88%, NVS(a)	953,879	24,199,910

		3,475,593,276

Broadline Retail — 0.5%
Dillard’s Capital Trust I, 7.50%(d)	663,546	17,019,955
QVC Group, Inc., 8.00%	1,064,497	27,474,668
QVC, Inc.
6.25%	1,659,787	16,199,521
6.38%	775,912	7,828,952

		68,523,096

Capital Markets — 13.1%
Affiliated Managers Group, Inc.
4.20%	688,398	10,828,501
4.75%	949,250	16,649,845
5.88%	995,364	21,251,021
6.75%	1,493,047	35,833,128
Ares Management Corp., Series B, 6.75%, NVS	2,488,487	119,969,958
B Riley Financial, Inc.
6.50%	621,438	7,979,264
6.00%(d)	907,606	7,778,183
5.50%(d)	750,547	16,241,837
5.25%(d)	1,399,637	12,036,878
5.00%(d)	1,089,286	11,165,182
Bank of New York Mellon Corp. (The), Series K, 6.15%, NVS(a)	1,661,047	42,356,698
Brookfield Finance I UK PLC, 4.50%(a)	770,015	11,881,331
Brookfield Finance, Inc., Series 50, 4.63%, NVS	1,333,811	20,927,495
Brookfield Oaktree Holdings LLC
Series A, 6.63%, NVS(a)	620,826	13,385,009
Series B, 6.55%, NVS(a)	783,265	16,268,414
Carlyle Finance LLC, 4.63%, NVS	1,658,990	28,866,426
Charles Schwab Corp. (The)
Series D, 5.95%, NVS(a)(d)	2,488,487	61,913,557
Series J, 4.45%, NVS(a)	1,990,725	38,620,065
CION Investment Corp., 7.50%	517,285	12,901,088
Crescent Capital BDC, Inc., 5.00%	389,985	9,632,630
DigitalBridge Group, Inc.
Series H, 7.13%, NVS(a)	724,422	17,284,709
Series I, 7.15%, NVS(a)	1,067,271	24,984,814
Series J, 7.13%, NVS(a)(d)	963,435	22,611,819
Gladstone Investment Corp.
5.00%, NVS	446,200	11,114,842
4.88%	469,289	10,896,891
7.88%	438,775	11,144,885
Goldman Sachs Group, Inc. (The)
Series A, (3-mo. CME Term SOFR + 1.012%), 5.31%, NVS(a)(b)(d)	2,488,328	55,838,080

Security	Shares	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The)
Series C, (3-mo. CME Term SOFR + 1.012%), 5.31%, NVS(a)(b)(d)	690,406	$15,720,545
Series D, (3-mo. CME Term SOFR + 0.932%), 5.23%, NVS(a)(b)	4,479,136	98,988,906
KKR & Co., Inc., Series D, 6.25%	4,296,860	212,264,884
KKR Group Finance Co. IX LLC, 4.63%, NVS	1,659,104	29,532,051
Morgan Stanley
Series A, (3-mo. CME Term SOFR + 0.962%), 5.26%(a)(b)(d)	3,566,420	81,314,376
Series E, 7.13%, NVS(a)(b)	2,788,991	70,059,454
Series F, 6.88%, NVS(a)(b)	2,747,570	69,018,958
Series I, 6.38%, NVS(a)(b)	3,241,994	80,595,971
Series K, 5.85%, NVS(a)(b)(d)	3,239,731	76,943,611
Series L, 4.88%, NVS(a)	1,580,657	32,134,757
Series O, 4.25%, NVS(a)	4,210,450	75,493,368
Series P, 6.50%, NVS(a)	3,243,018	81,886,204
Series Q, 6.63%, NVS(a)	3,243,778	82,716,339
New Mountain Finance Corp., 8.25%(d)	395,820	10,097,368
Northern Trust Corp., Series E, 4.70%, NVS(a)	1,327,183	26,225,136
Prospect Capital Corp., Series A, 5.35%(a)(d)	451,876	7,379,135
Saratoga Investment Corp., Series 2027, 6.00%(d)	350,010	8,540,244
State Street Corp., Series G, 5.35%, NVS(a)(b)	1,658,991	37,393,657
Stifel Financial Corp.
5.20%	746,524	15,288,812
Series B, 6.25%, NVS(a)	552,285	13,343,206
Series C, 6.13%, NVS(a)	746,523	17,550,756
Series D, 4.50%, NVS(a)	995,364	17,170,029
Trinity Capital, Inc.
7.88%, NVS	395,696	9,943,840
7.88%	395,825	9,966,874

		1,849,931,031

Chemicals — 1.0%
Albemarle Corp., 7.25%, NVS(c)	3,819,267	136,156,868
EIDP, Inc., Series B, 4.50%, NVS(a)	144,249	10,449,398

		146,606,266

Commercial Services & Supplies — 0.2%
Pitney Bowes, Inc., 6.70%	1,416,543	27,211,791

Consumer Finance — 2.7%
Atlanticus Holdings Corp.
6.13%	511,554	12,389,838
9.25%, NVS	545,285	13,773,899
Capital One Financial Corp.
Series I, 5.00%, NVS(a)	4,976,898	94,461,524
Series J, 4.80%, NVS(a)	4,147,397	75,233,781
Series K, 4.63%, NVS(a)	430,223	7,593,436
Series L, 4.38%, NVS(a)	2,239,566	36,818,465
Series N, 4.25%, NVS(a)	1,410,149	22,703,399
Navient Corp., 6.00%(d)	996,085	18,487,338
SLM Corp., Series B, (3-mo. CME Term SOFR + 1.962%), 6.26%(a)(b)	209,591	15,446,857
Synchrony Financial
Series A, 5.63%, NVS(a)	2,488,566	43,873,418
Series B, 8.25%, NVS(a)	1,658,990	41,507,930

		382,289,885

Diversified REITs — 0.5%
Armada Hoffler Properties, Inc., Series A, 6.75%, NVS(a)	570,246	12,568,222
CTO Realty Growth, Inc., Series A, 6.38%, NVS(a)	399,113	8,177,825

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified REITs (continued)
Global Net Lease, Inc.
Series A, 7.25%, NVS(a)	563,977	$12,604,886
Series B, 6.88%(a)	396,689	8,572,449
Series D, 7.50%, NVS(a)	683,986	16,135,230
LXP Industrial Trust, Series C, 6.50%, NVS(a)(c)	160,521	7,319,758

		65,378,370

Diversified Telecommunication Services — 2.7%
AT&T Inc.
5.35%	4,387,957	99,826,022
Series A, 5.00%, NVS(a)	3,981,533	80,466,782
Series C, 4.75%, NVS(a)	5,806,383	110,727,724
Qwest Corp.
6.75%	2,189,793	36,569,543
6.50%, NVS	3,243,291	53,644,033

		381,234,104

Electric Utilities — 8.7%
BIP Bermuda Holdings I Ltd., 5.13%(a)	995,364	16,254,294
Brookfield BRP Holdings Canada, Inc.
4.63%, NVS(a)	1,166,603	17,114,066
4.88%(a)	896,658	14,176,163
7.25%(a)	510,470	12,297,222
Brookfield Infrastructure Finance ULC
5.00%	833,261	13,732,141
7.25%	524,406	12,680,137
Duke Energy Corp.
5.63%	1,658,990	39,616,681
Series A, 5.75%, NVS(a)	3,317,896	81,520,705
Entergy Arkansas LLC, 4.88%(d)	1,360,383	28,282,362
Entergy Louisiana LLC, 4.88%	895,825	18,355,454
Entergy Mississippi LLC, 4.90%	862,701	17,745,760
Georgia Power Co., Series 2017, 5.00%	899,895	19,851,684
NextEra Energy Capital Holdings, Inc., Series N, 5.65%	2,281,051	51,848,289
NextEra Energy, Inc.
6.93%(c)	3,317,896	134,806,114
7.30%(c)	3,332,960	159,348,818
7.23%(c)	2,488,487	113,350,583
Pacific Gas & Electric Co., Series A, 6.00%(a)	363,083	8,583,282
PG&E Corp., Series A, 6.00%, NVS	2,670,924	119,497,140
SCE Trust II, 5.10%, NVS(a)	729,969	13,139,442
SCE Trust IV, Series J, 5.38%, NVS(a)	1,082,124	24,066,438
SCE Trust V, Series K, 5.45%, NVS(a)	999,879	22,907,228
SCE Trust VI, 5.00%, NVS(a)	1,576,024	27,028,812
SCE Trust VII, Series M, 7.50%(a)	1,824,865	41,971,895
SCE Trust VIII, Series N, 6.95%, NVS(a)(d)	1,161,308	26,373,305
Southern Co. (The)
5.25%	1,493,047	32,145,302
6.50%	1,874,638	48,065,718
Series 2020, 4.95%	3,317,896	67,751,436
Series C, 4.20%	2,488,487	45,713,506

		1,228,223,977

Electrical Equipment — 0.2%
Babcock & Wilcox Enterprises, Inc.
6.50%	528,317	9,789,714
8.13%	666,328	14,092,837
Series A, 7.75%, NVS(a)	636,098	4,980,648

		28,863,199

Financial Services — 5.7%
Apollo Global Management, Inc.
6.75%(c)	2,384,723	174,299,404
7.63%	1,990,725	51,619,499

Security	Shares	Value

Financial Services (continued)
Citigroup Capital XIII, (3-mo. CME Term SOFR + 6.632%), 10.92%, NVS(b)	7,452,083	$222,519,198
Compass Diversified Holdings
Series A, 7.25%, NVS(a)	403,193	8,922,661
Series B, 7.88%, NVS(a)	560,078	12,612,957
Series C, 7.88%, NVS(a)	613,923	13,727,318
Corebridge Financial, Inc., 6.38%	1,990,725	49,529,238
Equitable Holdings, Inc.
Series A, 5.25%, NVS(a)	2,656,491	54,750,280
Series C, 4.30%(a)	1,031,753	17,333,450
Federal Agricultural Mortgage Corp.
Series D, 5.70%, NVS(a)	344,909	7,839,782
Series F, 5.25%, NVS(a)	413,530	8,601,424
Series G, 4.88%, NVS(a)	431,079	8,449,148
Jackson Financial, Inc., 8.00%(a)	1,826,328	48,068,953
Merchants Bancorp
8.25%, NVS(a)	493,522	12,629,228
7.63%, NVS(a)	763,085	19,061,863
Series C, 6.00%, NVS(a)	654,079	13,238,559
National Rural Utilities Cooperative Finance
Corp., Series US, 5.50%	829,501	19,725,534
NewtekOne, Inc., 5.50%	396,710	9,834,441
TPG Operating Group II LP, 6.95%, NVS	1,327,183	33,179,575
Voya Financial, Inc., Series B, 5.35%, NVS(a)	995,364	23,619,988

		809,562,500

Food Products — 1.4%
CHS, Inc.
8.00%, NVS(a)	1,017,972	28,299,622
Series 1, 7.88%, NVS(a)(d)	1,780,033	46,280,858
Series 2, 7.10%, NVS(a)(b)(d)	1,393,507	34,837,675
Series 3, 6.75%, NVS(a)(b)	1,634,157	40,085,871
Series 4, 7.50%(a)	1,717,044	44,454,269

		193,958,295

Gas Utilities — 0.2%
Entergy New Orleans LLC, 5.50%	364,906	7,852,777
Spire, Inc., Series A, 5.90%, NVS(a)	829,501	19,957,794

		27,810,571

Health Care Providers & Services — 0.3%
BrightSpring Health Services, Inc., 6.75%, NVS(c)	666,567	43,326,855

Health Care REITs — 0.2%
Diversified Healthcare Trust
6.25%, NVS	862,934	12,529,801
5.63%	1,166,576	15,515,461

		28,045,262

Hotel & Resort REITs — 0.8%
Braemar Hotels & Resorts, Inc., Series B, 5.50%, NVS(a)(c)	259,291	3,373,376
Chatham Lodging Trust, Series A, 6.63%, NVS(a)(d)	404,678	7,968,110
DiamondRock Hospitality Co., 8.25%, NVS(a)	394,785	9,778,824
Pebblebrook Hotel Trust
Series E, 6.38%, NVS(a)	376,226	6,452,276
Series F, 6.30%, NVS(a)	497,661	8,714,044
Series G, 6.38%, NVS(a)	763,086	13,514,253
Series H, 5.70%, NVS(a)	688,311	11,226,352
RLJ Lodging Trust, Series A, 1.95%(a)(c)	1,068,308	26,066,715
Summit Hotel Properties, Inc.
Series E, 6.25%, NVS(a)	530,883	10,553,954
Series F, 5.88%, NVS(a)	345,389	6,693,639

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotel & Resort REITs (continued)
Sunstone Hotel Investors, Inc.
Series H, 6.13%(a)	388,591	$7,690,216
Series I, 5.70%, NVS(a)	338,434	6,267,798

		118,299,557

Hotels, Restaurants & Leisure — 0.0%
FAT Brands, Inc., Series B, 8.25%, NVS(a)	701,389	5,625,140

Independent Power and Renewable Electricity Producers — 0.3%
Brookfield Renewable Partners LP, Series 17, 5.25%, NVS(a)	666,576	11,771,732
Tennessee Valley Authority
Series A, (30-yr. CMT + 0.840%), 2.22%(b)	691,338	16,287,923
Series D, (30-yr. CMT + 0.940%), 2.13%(b)	850,913	20,226,202

		48,285,857

Industrial Conglomerates — 0.1%
Steel Partners Holdings LP, Series A, 6.00%, NVS	487,057	11,811,132

Insurance — 11.8%
Abacus Global Management, Inc., 9.88%(d)	57,787	1,411,736
AEGON Funding Co. LLC, 5.10%, NVS	3,069,055	61,196,957
Allstate Corp. (The)
(3-mo. CME Term SOFR + 3.427%), 7.73%, NVS(b)(d)	1,658,990	44,112,544
Series H, 5.10%, NVS(a)	3,815,579	80,127,159
Series I, 4.75%, NVS(a)	995,364	19,359,830
Series J, 7.38%(a)	1,990,725	52,097,273
American Financial Group, Inc.
5.88%	430,218	9,430,379
4.50%	690,405	11,895,678
5.63%	517,751	11,110,936
5.13%	690,405	13,476,706
American National Group, Inc.
7.38%, NVS(a)	995,364	25,600,762
Series B, 6.63%, NVS(a)	995,360	24,943,722
Arch Capital Group Ltd.
Series F, 5.45%, NVS(a)(d)	1,094,904	22,675,462
Series G, 4.55%(a)	1,658,990	28,916,196
Argo Group International Holdings, Inc., 7.00%, NVS(a)	497,682	12,437,073
Argo Group U.S., Inc., 6.50%	477,286	9,884,593
Aspen Insurance Holdings Ltd.
5.63%, NVS(a)	795,810	15,422,798
5.63%, NVS(a)	862,835	16,989,221
7.00%, NVS(a)	746,523	18,700,401
Assurant, Inc., 5.25%	829,501	15,934,714
Athene Holding Ltd.
7.25%, NVS	1,907,827	48,096,319
Series A, 6.35%, NVS(a)	2,873,798	69,919,505
Series B, 5.63%, NVS(a)	1,144,666	22,515,580
Series C, 6.38%, NVS(a)	1,990,725	49,648,681
Series D, 4.88%(a)	1,907,827	32,623,842
Series E, 7.75%, NVS(a)(d)	1,658,990	43,382,588
Axis Capital Holdings Ltd., Series E, 5.50%, NVS(a)	1,824,865	37,227,246
Brighthouse Financial, Inc.
6.25%	1,244,205	26,165,631
Series A, 6.60%, NVS(a)	1,410,149	27,624,819
Series B, 6.75%, NVS(a)	1,335,453	26,668,996
Series C, 5.38%(a)	1,907,827	30,029,197
Series D, 4.63%, NVS(a)	1,161,308	16,107,342
CNO Financial Group, Inc., 5.13%	497,683	9,406,209

Security	Shares	Value

Insurance (continued)
Enstar Group Ltd.
Series D, 7.00%, NVS(a)	1,328,384	$27,683,523
Series E, 7.00%, NVS(a)	374,830	7,597,804
F&G Annuities & Life, Inc.
7.95%, NVS	1,144,667	29,280,582
7.30%	1,244,206	30,781,656
Globe Life, Inc., 4.25%, NVS	1,078,342	17,264,255
Hartford Insurance Group, Inc. (The), Series G, 6.00%, NVS(a)	1,144,680	28,365,170
Kemper Corp., 5.88%	497,682	11,217,752
Lincoln National Corp., Series D, 9.00%(a)	1,658,990	44,129,134
Maiden Holdings Ltd., 6.63%	369,770	4,962,313
Maiden Holdings North America Ltd., 7.75%	525,934	8,877,766
MetLife, Inc.
Series A, (3-mo. CME Term SOFR + 1.262%), 5.56%, NVS(a)(b)	1,990,725	47,319,533
Series E, 5.63%, NVS(a)	2,670,913	62,980,129
Series F, 4.75%, NVS(a)	3,317,896	65,694,341
Prudential Financial, Inc.
5.95%(d)	995,365	24,605,423
5.63%	1,874,628	43,491,370
4.13%, NVS(d)	1,659,019	29,016,242
Reinsurance Group of America, Inc.
7.13%	2,322,658	59,738,764
5.75%, NVS(d)	1,327,183	32,661,974
RenaissanceRe Holdings Ltd.
Series F, 5.75%, NVS(a)	829,501	17,850,862
Series G, 4.20%, NVS(a)	1,658,990	26,294,992
Selective Insurance Group, Inc., Series B, 4.60%(a)(d)	663,546	12,030,089
SiriusPoint Ltd., Series B, 8.00%, NVS(a)	664,091	16,708,530
Unum Group, 6.25%	995,364	25,073,219
W R Berkley Corp.
5.70%	638,556	14,067,389
5.10%	995,364	19,767,929
4.13%	995,364	16,662,393
4.25%	829,501	14,118,107

		1,673,381,336

Leisure Products — 0.2%
Brunswick Corp.
6.50%	638,561	15,421,248
6.38%	763,085	17,947,759

		33,369,007

Machinery — 0.3%
Chart Industries, Inc., Series B, 6.75%, NVS(c)	670,796	36,739,497

Marine Transportation — 0.1%
Global Ship Lease, Inc., 8.75%, NVS(a)	363,191	9,323,113

Media — 0.1%
Liberty Broadband Corp., Series A, 7.00%(a)	596,971	14,351,183

Mortgage Real Estate Investment Trusts (REITs) — 6.1%
ACRES Commercial Realty Corp.
Series C, (3-mo. CME Term SOFR + 5.927%), 10.22%(a)(b)	398,125	10,048,675
Series D, 7.88%, NVS(a)(d)	373,938	8,159,327
AGNC Investment Corp.
Series C, (3-mo. CME Term SOFR + 5.373%), 9.68%, NVS(a)(b)	1,078,342	28,112,376
Series D, (3-mo. CME Term SOFR + 4.594%), 8.90%, NVS(a)(b)	779,724	19,727,017

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
AGNC Investment Corp.
Series E, (3-mo. CME Term SOFR + 5.255%), 9.56%, NVS(a)(b)	1,335,464	$34,174,524
Series F, 6.13%, NVS(a)	1,907,828	48,191,735
Series G, 7.75%, NVS(a)	516,248	13,468,910
Annaly Capital Management, Inc.
Series F, (3-mo. CME Term SOFR + 5.255%), 9.54%, NVS(a)(b)	2,388,952	60,966,055
Series G, (3-mo. CME Term SOFR + 4.434%), 8.72%, NVS(a)(b)	1,410,149	35,437,044
Series I, (3-mo. CME Term SOFR + 5.251%), 9.54%, NVS(a)(b)	1,468,221	37,483,682
Arbor Realty Trust, Inc.
Series D, 6.38%, NVS(a)	766,604	13,507,562
Series E, 6.25%, NVS(a)	491,776	8,197,906
Series F, 6.25%, NVS(a)	940,817	19,738,341
ARMOUR Residential REIT, Inc., Series C, 7.00%(a)	567,912	12,102,205
Chimera Investment Corp.
Series A, 8.00%, NVS(a)	498,781	10,968,194
Series B, (3-mo. CME Term SOFR + 6.053%), 10.35%, NVS(a)(b)	1,078,342	25,740,024
Series C, 7.75%, NVS(a)(d)	862,701	19,428,027
Series D, (3-mo. CME Term SOFR + 5.600%), 9.90%, NVS(a)(b)	666,613	15,432,091
Dynex Capital, Inc., Series C, 6.90%, NVS(a)	369,949	9,478,093
Ellington Financial, Inc.
10.27%, NVS(a)(b)	397,186	9,881,988
Series B, 6.25%, NVS(a)	414,705	9,409,656
Series C, 8.63%(a)	345,389	8,548,378
Franklin BSP Realty Trust, Inc., Series E, 7.50%, NVS(a)	856,724	17,382,930
Granite Point Mortgage Trust, Inc., Series A, 7.00%, NVS(a)	682,659	11,714,428
Invesco Mortgage Capital, Inc., Series C, 7.50%, NVS(a)	595,408	14,158,802
KKR Real Estate Finance Trust, Inc., Series A, 6.50%, NVS(a)	1,092,453	20,876,777
MFA Financial, Inc.
8.88%, NVS	395,100	9,905,157
Series B, 7.50%, NVS(a)	663,547	14,020,748
Series C, 6.50%, NVS(a)(b)	912,467	22,629,182
New York Mortgage Trust, Inc.
Series D, 8.00%, NVS(a)	507,008	11,002,074
Series E, 11.28%, NVS(a)(b)	609,078	14,983,319
Series F, 6.88%, NVS(a)	495,650	10,760,561
PennyMac Mortgage Investment Trust
9.00%, NVS	585,945	14,929,879
Series A, 8.13%, NVS(a)(b)	395,740	9,754,991
Series B, 8.00%, NVS(a)(b)	646,984	15,754,060
Series C, 6.75%, NVS(a)	833,319	16,333,052
Ready Capital Corp.
6.20%	347,095	8,479,531
5.75%	684,401	16,938,925
9.00%	450,759	10,687,496
Series E, 6.50%, NVS(a)	387,439	6,214,522
Rithm Capital Corp.
Series A, (3-mo. CME Term SOFR + 6.064%), 10.39%, NVS(a)(b)	361,519	9,276,578
Series B, (3-mo. CME Term SOFR + 5.902%), 10.23%(a)(b)	934,050	23,566,081

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Rithm Capital Corp.
Series C, (3-mo. CME Term SOFR + 5.231%), 9.55%, NVS(a)(b)	1,319,130	$33,136,546
Series D, 7.00%, NVS(a)	1,542,809	37,258,837
TPG RE Finance Trust, Inc., Series C, 6.25%, NVS(a)(d)	670,842	11,612,275
Two Harbors Investment Corp.
Series A, 8.13%, NVS(a)	428,531	10,584,716
Series B, 7.63%, NVS(a)	846,594	19,835,697
Series C, 7.25%, NVS(a)(b)	801,390	20,066,806

		870,065,780

Multi-Utilities — 1.8%
Algonquin Power & Utilities Corp., Series 19-A, 8.86%, NVS(b)	1,161,308	29,264,962
Brookfield Infrastructure Partners LP
Series 13, 5.13%, NVS(a)	669,587	11,155,319
Series 14, 5.00%, NVS(a)	669,587	10,900,876
CMS Energy Corp.
5.88%	2,090,264	47,678,922
5.88%, NVS	929,029	20,810,250
5.63%	690,410	15,078,554
Series C, 4.20%, NVS(a)	793,895	13,797,895
DTE Energy Co.
4.38%	929,029	16,778,264
Series E, 5.25%(d)	1,327,207	28,707,487
Series G, 4.38%	793,897	14,258,390
Sempra, 5.75%	2,513,330	53,860,662

		262,291,581

Office REITs — 0.8%
City Office REIT, Inc., Series A, 6.63%, NVS(a)	386,801	7,233,179
Hudson Pacific Properties, Inc., Series C, 4.75%, NVS(a)	1,415,650	18,629,954
Office Properties Income Trust, 6.38%	554,300	4,123,992
SL Green Realty Corp., Series I, 6.50%, NVS(a)	765,704	17,182,398
Vornado Realty Trust
Series L, 5.40%, NVS(a)	1,000,852	16,884,373
Series M, 5.25%, NVS(a)	1,064,983	17,401,822
Series N, 5.25%, NVS(a)	997,171	16,463,293
Series O, 4.45%, NVS(a)	1,036,122	15,158,465

		113,077,476

Oil, Gas & Consumable Fuels — 0.5%
El Paso Energy Capital Trust I, 4.75%(c)	365,899	17,804,645
NGL Energy Partners LP, Series B, (3-mo. CME Term SOFR + 7.475%), 11.76%, NVS(a)(b)	1,174,945	28,186,931
Seapeak LLC
9.00%, NVS(a)	409,133	10,269,238
Series B, 8.50%, NVS(a)	547,126	13,710,978

		69,971,792

Real Estate Management & Development — 0.5%
Brookfield Property Partners LP
Series A, 5.75%, NVS(a)	962,541	11,945,134
Series A-1, 6.50%, NVS(a)	635,103	8,643,752
Series A2, 6.38%, NVS(a)	842,638	11,645,257
Brookfield Property Preferred LP, 6.25%	2,236,838	31,874,941

		64,109,084

Residential REITs — 0.3%
American Homes 4 Rent
Series G, 5.88%, NVS(a)	381,570	8,470,854

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs (continued)
American Homes 4 Rent
Series H, 6.25%, NVS(a)	397,186	$9,381,533
UMH Properties, Inc., Series D, 6.38%, NVS(a)	1,058,947	23,699,234

		41,551,621

Retail REITs — 0.6%
Agree Realty Corp., Series A, 4.25%, NVS(a)	580,660	9,993,159
Federal Realty Investment Trust, Series C, 5.00%, NVS(a)	497,650	10,162,013
Kimco Realty Corp.
Series L, 5.13%, NVS(a)	738,402	15,218,465
Series M, 5.25%, NVS(a)	868,025	18,167,763
Regency Centers Corp.
Series A, 6.25%, NVS(a)	396,946	9,264,720
Series B, 5.88%, NVS(a)	396,573	8,692,880
Saul Centers, Inc., Series E, 6.00%, NVS(a)	364,928	7,521,166

		79,020,166

Semiconductors & Semiconductor Equipment — 0.7%
Microchip Technology, Inc., 7.50%	2,023,201	101,827,706

Software — 0.8%
MicroStrategy, Inc.
8.00%, NVS(a)(d)	623,648	52,392,668
10.00%, NVS(a)	529,506	49,244,058
Soluna Holdings, Inc., Series A, 9.00%, NVS(a)(d)	462,863	2,703,120
Synchronoss Technologies, Inc., 8.38%	404,549	9,891,223

		114,231,069

Specialized REITs — 2.7%
Digital Realty Trust, Inc.
Series J, 5.25%, NVS(a)(d)	688,383	14,414,740
Series K, 5.85%, NVS(a)	696,747	16,255,108
Series L, 5.20%, NVS(a)	1,148,563	23,109,088
EPR Properties
Series C, 5.75%, NVS(a)(c)	465,605	10,746,163
Series E, 9.00%, NVS(a)(c)(d)	297,392	8,924,734
Series G, 5.75%, NVS(a)	518,061	10,697,960
Gladstone Land Corp., Series B, 6.00%(a)	489,545	9,732,155
National Storage Affiliates Trust, Series A, 6.00%, NVS(a)	755,840	16,545,338
Public Storage
Series F, 5.15%, NVS(a)	929,029	19,639,673
Series G, 5.05%, NVS(a)(d)	995,364	20,823,015
Series H, 5.60%(a)	945,586	21,682,287
Series I, 4.88%, NVS(a)	1,049,275	21,100,920
Series J, 4.70%, NVS(a)	858,477	16,731,717
Series K, 4.75%, NVS(a)	793,176	15,625,567
Series L, 4.63%, NVS(a)(d)	1,874,627	35,430,450
Series M, 4.13%, NVS(a)	793,176	13,571,241
Series N, 3.88%, NVS(a)(d)	974,243	15,734,024
Series O, 3.90%, NVS(a)	593,780	9,530,169
Series P, 4.00%, NVS(a)	2,003,223	32,572,406
Series Q, 3.95%, NVS(a)	503,409	8,175,362
Series R, 4.00%, NVS(a)	1,443,269	23,467,554
Series S, 4.10%, NVS(a)(d)	862,128	14,440,644

		378,950,315

Technology Hardware, Storage & Peripherals — 0.8%
Hewlett Packard Enterprise Co., 7.63%	2,488,487	118,800,369

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.1%
Fossil Group, Inc., 7.00%	517,319	$9,311,742

Trading Companies & Distributors — 0.8%
FTAI Aviation Ltd., Series C, 8.25%, NVS(a)(d)	362,108	9,143,227
Triton International Ltd.
8.00%, NVS(a)	496,176	12,478,827
7.38%, NVS(a)	604,023	14,569,035
6.88%, NVS(a)	517,751	11,721,883
7.63%(a)	498,275	12,611,340
Series E, 5.75%, NVS(a)	604,018	11,657,547
WESCO International, Inc., Series A, 10.63%, NVS(a)	1,786,636	45,130,425

		117,312,284

Transportation Infrastructure — 0.2%
Atlas Corp.
Series D, 7.95%(a)	439,564	10,936,352
Series H, 7.88%, NVS(a)	748,604	18,490,519

		29,426,871

Wireless Telecommunication Services — 1.3%
Telephone & Data Systems, Inc.
Series UU, 6.63%, NVS(a)(d)	1,393,507	28,929,205
Series VV, 6.00%, NVS(a)	2,297,230	40,546,110
United States Cellular Corp.
6.25%	1,658,990	39,550,322
5.50%	1,658,990	36,613,909
5.50%	1,658,990	36,696,859

		182,336,405

Total Long-Term Investments — 98.7% (Cost: $15,961,728,395)		13,984,728,705

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(e)(f)(g)	40,829,769	40,850,184
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(e)(f)	168,468,346	168,468,346

Total Short-Term Securities — 1.5% (Cost: $209,300,795)		209,318,530

Total Investments — 100.2% (Cost: $16,171,029,190)		14,194,047,235

Liabilities in Excess of Other Assets — (0.2)%		(33,596,428)

Net Assets — 100.0%		$14,160,450,807

(a)	Perpetual security with no stated maturity date.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Convertible security.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Preferred and Income Securities ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$142,225,542	$—	$(101,400,561	)(a)	$20,292	$4,911	$40,850,184	40,829,769	$2,137,607	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	406,927,713	—	(238,459,367	)(a)	—	—	168,468,346	168,468,346	5,631,874		—

					$20,292	$4,911	$209,318,530		$7,769,481		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Preferred Securities
Preferred Stocks	$13,984,728,705	$—	$—	$13,984,728,705
Short-Term Securities
Money Market Funds	209,318,530	—	—	209,318,530

	$14,194,047,235	$—	$—	$14,194,047,235

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

March 31, 2025

iShares Preferred and Income Securities ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$13,984,728,705
Investments, at value — affiliated(c)	209,318,530
Cash	14,069
Receivables:
Investments sold	407,853,481
Securities lending income — affiliated	383,545
Capital shares sold	163,835
Dividends — unaffiliated	35,613,917
Dividends — affiliated	418,204

Total assets	14,638,494,286

LIABILITIES
Collateral on securities loaned	40,704,570
Payables:
Investments purchased	431,755,473
Investment advisory fees	5,583,436

Total liabilities	478,043,479

Commitments and contingent liabilities

NET ASSETS	$14,160,450,807

NET ASSETS CONSIST OF:
Paid-in capital	$19,085,610,462
Accumulated loss	(4,925,159,655)

NET ASSETS	$14,160,450,807

NET ASSET VALUE

Shares outstanding	461,950,000

Net asset value	$30.65

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$15,961,728,395

(b) Securities loaned, at value	$38,825,942

(c) Investments, at cost — affiliated	$209,300,795

See notes to financial statements.

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Operations

Year Ended March 31, 2025

iShares Preferred and Income Securities ETF

INVESTMENT INCOME
Dividends — unaffiliated	$957,857,302
Dividends — affiliated	5,631,874
Interest — unaffiliated	188,725
Securities lending income — affiliated — net	2,137,607
Foreign taxes withheld	(1,086,188)

Total investment income	964,729,320

EXPENSES
Investment advisory	66,634,982
Interest expense	5,405

Total expenses	66,640,387

Less:
Payment by affiliate	(851)

Total expenses after payment by affiliate	66,639,536

Net investment income	898,089,784

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(578,638,215)
Investments — affiliated	20,292
In-kind redemptions — unaffiliated(a)	68,069,011

(510,548,912)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(192,291,589)
Investments — affiliated	4,911

(192,286,678)

Net realized and unrealized loss	(702,835,590)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$195,254,194

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

S T A T E M E N T O F O P E R A T I O N S	11

Statements of Changes in Net Assets

	iShares Preferred and Income Securities ETF

	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$898,089,784	$867,924,083
Net realized loss	(510,548,912)	(415,652,921)
Net change in unrealized appreciation (depreciation)	(192,286,678)	846,470,347

Net increase in net assets resulting from operations	195,254,194	1,298,741,509

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(915,567,083)	(870,372,798)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	36,715,242	1,433,710,878

NET ASSETS
Total increase (decrease) in net assets	(683,597,647)	1,862,079,589
Beginning of year	14,844,048,454	12,981,968,865

End of year	$14,160,450,807	$14,844,048,454

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	iShares Preferred and Income Securities ETF

	Year Ended 03/31/25		Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$32.15		$31.18	$36.39	$38.27	$31.50

Net investment income(a)	1.95		2.02	1.90	1.75	1.81
Net realized and unrealized gain (loss)(b)	(1.46)		0.99	(5.13)	(1.94)	6.78

Net increase (decrease) from investment operations	0.49		3.01	(3.23)	(0.19)	8.59

Distributions from net investment income(c)	(1.99)		(2.04)	(1.98)	(1.69)	(1.82)

Net asset value, end of year	$30.65		$32.15	$31.18	$36.39	$38.27

Total Return(d)
Based on net asset value	1.46	%(e)	10.14%	(8.99)%	(0.67)%	27.88%

Ratios to Average Net Assets(f)
Total expenses	0.45	%(g)	0.46%	0.46%	0.45%	0.46%

Net investment income	6.10%		6.58%	5.80%	4.56%	4.97%

Supplemental Data
Net assets, end of year (000)	$14,160,451		$14,844,048	$12,981,969	$17,711,748	$18,364,340

Portfolio turnover rate(h)	20%		21%	16%	21%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes payment from an affiliate with no financial impact to the expense ratios.
(h)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Preferred and Income Securities	Diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2025, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividend and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 - Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 - Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Capital, Inc.	$679,728	$(679,728)	$—		$—
BNP Paribas SA	213,828	(213,828)	—		—
BofA Securities, Inc.	8,708,926	(8,708,926)	—		—
Citigroup Global Markets, Inc.	702,539	(702,539)	—		—
Goldman Sachs & Co. LLC	33,300	(33,300)	—		—
J.P. Morgan Securities LLC	5,368,460	(5,368,460)	—		—
Morgan Stanley	18,074,181	(18,074,181)	—		—
National Financial Services LLC	670,810	(670,810)	—		—
Toronto-Dominion Bank	3,159,552	(3,159,552)	—		—
UBS AG	816,562	(816,562)	—		—
UBS Securities LLC	398,056	(398,056)	—		—

	$38,825,942	$(38,825,942)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.4800%
Over $46 billion, up to and including $81 billion	0.456000
Over $81 billion, up to and including $111 billion	0.433200
Over $111 billion, up to and including $141 billion	0.411540
Over $141 billion, up to and including $171 billion	0.390963
Over $171 billion	0.371400

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SLAgency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statement of Operations. For the year ended March 31, 2025, the Fund paid BTC $529,435 for securities lending agent services.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

For the year ended March 31, 2025, the Fund received a reimbursement of $851 from an affiliate, which is included in payment by affiliate in the Statement of Operations, related to an operating event.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6. PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Preferred and Income Securities	$2,924,132,562	$2,923,509,084

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Preferred and Income Securities	$1,236,207,685	$1,216,073,353

7. INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Preferred and Income Securities	$59,155,213	$(59,155,213)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24
Preferred and Income Securities Ordinary income	$915,567,083	$870,372,798

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Preferred and Income Securities	$62,903,240	$(2,995,430,407)	$(1,992,632,488)	$(4,925,159,655)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the the tax deferral of losses on wash sales, timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of realized gains / losses for tax purposes, dividends deemed recognized for tax purposes and the classification of investments.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Preferred and Income Securities	$16,186,679,723	$56,676,675	$(2,049,309,163)	$(1,992,632,488)

8. PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manage counterparty credit risk by

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Fund invests.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24
iShares ETF	Shares	Amount	Shares	Amount
Preferred and Income Securities
Shares sold	41,100,000	$1,325,665,881	75,050,000	$2,326,504,374
Shares redeemed	(40,900,000)	(1,288,950,639)	(29,600,000)	(892,793,496)

	200,000	$36,715,242	45,450,000	$1,433,710,878

The consideration of the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shared sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares Preferred and Income Securities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Preferred and Income Securities ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2025, the related statement of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2025 and the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income

Preferred and Income Securities	$565,745,365

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income

Preferred and Income Securities	$82,127,128

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Preferred and Income Securities	60.19%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2025:

Fund Name	Interest Dividends

Preferred and Income Securities	$215,592,123

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2025:

Fund Name	Interest-Related Dividends

Preferred and Income Securities	$206,842,412

I M P O R T A N T T A X I N F O R M A T I O N	21

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the Fund to be marketed to investors in the EU and/or UK.

Report on Remuneration

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established, and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Remuneration information at an individual AIF level is not readily available. Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Preferred and Income Securities ETF is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

22	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Additional Information (continued)

The iShares Preferred and Income Securities ETF has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

A D D I T I O N A L I N F O R M A T I O N	23

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

CME	Chicago Mercantile Exchange

CMT	Constant Maturity Treasury

LP	Limited Partnership

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

24	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares Core S&P Mid-Cap ETF | IJH | NYSE Arca
•	iShares Core S&P Small-Cap ETF | IJR | NYSE Arca
•	iShares Core S&P U.S. Growth ETF | IUSG | NASDAQ
•	iShares Core S&P U.S. Value ETF | IUSV | NASDAQ

2

Schedule of Investments March 31, 2025	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
BWX Technologies, Inc.	2,986,813	$294,649,102
Curtiss-Wright Corp.	1,230,047	390,257,012
Hexcel Corp.	2,650,642	145,149,156
Woodward, Inc.	1,938,862	353,822,926

		1,183,878,196

Air Freight & Logistics — 0.2%
GXO Logistics, Inc.(a)(b)	3,903,868	152,563,161

Automobile Components — 0.8%
Autoliv, Inc.	2,336,758	206,686,245
Gentex Corp.	7,428,682	173,088,291
Goodyear Tire & Rubber Co. (The)(a)(b)	9,294,788	85,883,841
Lear Corp.	1,752,637	154,617,636
Visteon Corp.(a)(b)	900,799	69,920,018

		690,196,031

Automobiles — 0.2%
Harley-Davidson, Inc.	3,737,651	94,375,688
Thor Industries, Inc.	1,735,871	131,596,380

		225,972,068

Banks — 6.7%
Associated Banc-Corp	5,358,127	120,718,601
Bank OZK	3,441,188	149,519,619
Cadence Bank	4,729,501	143,587,650
Columbia Banking System, Inc.	6,844,409	170,699,560
Comerica, Inc.	4,292,186	253,496,505
Commerce Bancshares, Inc.	3,987,419	248,137,084
Cullen/Frost Bankers, Inc.	2,098,091	262,680,993
East West Bancorp, Inc.	4,528,005	406,433,729
First Financial Bankshares, Inc.	4,202,073	150,938,462
First Horizon Corp.	17,115,296	332,379,048
Flagstar Financial, Inc.(b)	9,905,372	115,100,423
FNB Corp.	11,747,946	158,009,874
Glacier Bancorp, Inc.	3,704,491	163,812,592
Hancock Whitney Corp.	2,806,890	147,221,381
Home BancShares, Inc.	6,039,084	170,724,905
International Bancshares Corp.	1,748,789	110,278,634
Old National Bancorp	10,418,968	220,777,932
Pinnacle Financial Partners, Inc.	2,499,646	265,062,462
Prosperity Bancshares, Inc.	3,111,943	222,099,372
SouthState Corp.	3,206,844	297,659,260
Synovus Financial Corp.	4,610,873	215,512,204
Texas Capital Bancshares, Inc.(a)	1,502,913	112,267,601
UMB Financial Corp.	2,222,925	224,737,718
United Bankshares, Inc.	4,656,445	161,438,948
Valley National Bancorp	15,520,160	137,974,222
Webster Financial Corp.	5,598,104	288,582,261
Western Alliance Bancorp	3,562,497	273,706,645
Wintrust Financial Corp.	2,171,915	244,253,561
Zions Bancorp N.A.	4,829,875	240,817,568

		6,008,628,814

Beverages — 0.6%
Boston Beer Co., Inc. (The), Class A, NVS(a)(b)	281,099	67,137,685
Celsius Holdings, Inc.(a)(b)	5,143,504	183,211,613
Coca-Cola Consolidated, Inc.	192,530	259,915,500

		510,264,798

Biotechnology — 2.6%
BioMarin Pharmaceutical, Inc.(a)(b)	6,224,974	440,043,412
Cytokinetics, Inc.(a)(b)	3,854,927	154,929,516
Exelixis, Inc.(a)(b)	9,141,696	337,511,416

Security	Shares	Value

Biotechnology (continued)
Halozyme Therapeutics, Inc.(a)(b)	4,155,585	$265,167,879
Neurocrine Biosciences, Inc.(a)(b)	3,256,610	360,181,066
Roivant Sciences Ltd.(a)(b)	13,731,280	138,548,615
Sarepta Therapeutics, Inc.(a)(b)	3,119,953	199,115,401
United Therapeutics Corp.(a)(b)	1,458,225	449,527,021

		2,345,024,326

Broadline Retail — 0.5%
Macy’s, Inc.	9,074,951	113,981,385
Nordstrom, Inc.	3,176,135	77,656,501
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	2,001,476	232,891,747

		424,529,633

Building Products — 2.4%
AAON, Inc.	2,203,595	172,166,877
Advanced Drainage Systems, Inc.(b)	2,305,771	250,522,019
Carlisle Cos., Inc.	1,452,119	494,446,520
Fortune Brands Innovations, Inc.	4,057,566	247,024,618
Owens Corning	2,801,942	400,173,356
Simpson Manufacturing Co., Inc.	1,377,195	216,329,791
Trex Co., Inc.(a)(b)	3,499,622	203,328,038
UFP Industries, Inc.	1,983,452	212,308,702

		2,196,299,921

Capital Markets — 3.5%
Affiliated Managers Group, Inc.(b)	955,742	160,593,328
Carlyle Group, Inc. (The)	6,892,881	300,460,683
Evercore, Inc., Class A	1,156,402	230,956,607
Federated Hermes, Inc., Class B	2,541,407	103,613,163
Hamilton Lane, Inc., Class A	1,415,046	210,374,889
Houlihan Lokey, Inc., Class A	1,764,635	284,988,553
Interactive Brokers Group, Inc., Class A	3,556,293	588,886,558
Janus Henderson Group PLC	4,155,588	150,224,506
Jefferies Financial Group, Inc.	5,317,991	284,884,778
Morningstar, Inc.	882,450	264,620,282
SEI Investments Co.	3,148,634	244,428,457
Stifel Financial Corp.	3,337,193	314,563,812

		3,138,595,616

Chemicals — 1.7%
Ashland, Inc.	1,538,920	91,242,567
Avient Corp.	2,986,715	110,986,329
Axalta Coating Systems Ltd.(a)	7,125,158	236,341,491
Cabot Corp.	1,775,777	147,638,100
NewMarket Corp.	248,889	140,983,174
Olin Corp.	3,779,084	91,604,996
RPM International, Inc.	4,199,391	485,785,551
Scotts Miracle-Gro Co. (The)	1,405,930	77,171,498
Westlake Corp.	1,091,490	109,181,744

		1,490,935,450

Commercial Services & Supplies — 1.7%
Brink’s Co. (The)	1,426,307	122,890,611
Clean Harbors, Inc.(a)(b)	1,654,863	326,173,497
MSA Safety, Inc.	1,282,082	188,068,609
RB Global, Inc.(b)	6,023,506	604,157,651
Tetra Tech, Inc.	8,754,801	256,077,929

		1,497,368,297

Communications Equipment — 0.5%
Ciena Corp.(a)	4,641,903	280,510,199
Lumentum Holdings, Inc.(a)(b)	2,257,080	140,706,367

		421,216,566

Construction & Engineering — 2.2%
AECOM	4,334,024	401,894,045

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Comfort Systems U.S.A., Inc.	1,158,878	$373,541,146
EMCOR Group, Inc.	1,502,554	555,389,035
Fluor Corp.(a)(b)	5,602,186	200,670,302
MasTec, Inc.(a)	2,010,870	234,688,638
Valmont Industries, Inc.	654,396	186,744,987

		1,952,928,153

Construction Materials — 0.5%
Eagle Materials, Inc.(b)	1,087,275	241,298,941
Knife River Corp.(a)(b)	1,849,278	166,823,368

		408,122,309

Consumer Finance — 0.8%
Ally Financial, Inc.	8,977,336	327,403,444
FirstCash Holdings, Inc.	1,272,208	153,072,067
SLM Corp.	6,872,241	201,837,718

		682,313,229

Consumer Staples Distribution & Retail — 3.3%
Albertsons Cos., Inc., Class A	13,246,888	291,299,067
BJ’s Wholesale Club Holdings, Inc.(a)(b)	4,314,553	492,290,497
Casey’s General Stores, Inc.(b)	1,212,372	526,217,943
Maplebear, Inc.(a)(b)	5,286,269	210,869,271
Performance Food Group Co.(a)(b)	5,102,448	401,205,486
Sprouts Farmers Market, Inc.(a)(b)	3,265,981	498,519,340
U.S. Foods Holding Corp.(a)(b)	7,524,819	492,574,652

		2,912,976,256

Containers & Packaging — 1.7%
AptarGroup, Inc.	2,171,915	322,268,748
Berry Global Group, Inc.	3,782,349	264,045,784
Crown Holdings, Inc.	3,823,468	341,282,754
Graphic Packaging Holding Co.	9,805,822	254,559,139
Greif, Inc., Class A, NVS	845,888	46,515,381
Silgan Holdings, Inc.	2,647,249	135,327,369
Sonoco Products Co.	3,210,190	151,649,375

		1,515,648,550

Diversified Consumer Services — 1.4%
Duolingo, Inc., Class A(a)(b)	1,237,818	384,392,002
Graham Holdings Co., Class B	109,950	105,646,557
Grand Canyon Education, Inc.(a)	938,954	162,457,821
H&R Block, Inc.	4,371,877	240,059,766
Service Corp. International	4,710,362	377,771,032

		1,270,327,178

Diversified REITs — 0.5%
WP Carey, Inc.	7,148,220	451,124,164

Diversified Telecommunication Services — 0.4%
Frontier Communications Parent, Inc.(a)	7,238,838	259,584,731
Iridium Communications, Inc.	3,549,944	96,984,470

		356,569,201

Electric Utilities — 1.1%
ALLETE, Inc.	1,892,354	124,327,658
IDACORP, Inc.	1,739,950	202,216,989
OGE Energy Corp.	6,563,524	301,659,563
Portland General Electric Co.	3,572,132	159,317,087
TXNM Energy, Inc.	2,946,661	157,587,430

		945,108,727

Electrical Equipment — 1.4%
Acuity, Inc.	1,001,412	263,721,850
EnerSys	1,289,959	118,134,445
NEXTracker, Inc., Class A(a)(b)	4,693,970	197,803,896
nVent Electric PLC	5,383,346	282,194,998

Security	Shares	Value

Electrical Equipment (continued)
Regal Rexnord Corp.	2,163,186	$246,278,726
Sensata Technologies Holding PLC	4,888,385	118,641,104

		1,226,775,019

Electronic Equipment, Instruments & Components — 2.7%
Arrow Electronics, Inc.(a)(b)	1,702,189	176,738,284
Avnet, Inc.	2,825,484	135,877,525
Belden, Inc.(b)	1,315,917	131,920,679
Cognex Corp.	5,551,726	165,607,987
Coherent Corp.(a)(b)	5,061,655	328,703,876
Crane NXT Co.	1,603,820	82,436,348
Fabrinet(a)(b)	1,175,531	232,179,128
Flex Ltd.(a)(b)	12,507,186	413,737,713
IPG Photonics Corp.(a)(b)	872,731	55,104,235
Littelfuse, Inc.	810,586	159,474,690
Novanta, Inc.(a)(b)	1,173,530	150,059,281
TD SYNNEX Corp.	2,460,822	255,827,055
Vontier Corp.(b)	4,861,701	159,706,878

		2,447,373,679

Energy Equipment & Services — 0.6%
ChampionX Corp.	6,232,060	185,715,388
NOV, Inc.	12,438,641	189,316,116
Valaris Ltd.(a)(b)	2,134,070	83,783,588
Weatherford International PLC	2,380,637	127,483,112

		586,298,204

Entertainment — 0.2%
Warner Music Group Corp., Class A	4,736,649	148,493,946

Financial Services — 1.8%
Equitable Holdings, Inc.	8,185,440	426,379,570
Essent Group Ltd.	3,430,091	197,984,853
Euronet Worldwide, Inc.(a)(b)	1,349,265	144,168,965
MGIC Investment Corp.	8,115,034	201,090,543
Shift4 Payments, Inc., Class A(a)(b)	2,242,790	183,258,371
Voya Financial, Inc.	3,142,744	212,952,333
Western Union Co. (The)	9,480,549	100,304,208
WEX, Inc.(a)(b)	1,140,354	179,058,385

		1,645,197,228

Food Products — 1.0%
Darling Ingredients, Inc.(a)(b)	5,195,467	162,306,389
Flowers Foods, Inc.	6,401,319	121,689,074
Ingredion, Inc.	2,106,754	284,854,209
Lancaster Colony Corp.	629,545	110,170,375
Pilgrim’s Pride Corp.(a)(b)	1,316,728	71,774,843
Post Holdings, Inc.(a)(b)	1,494,409	173,889,431

		924,684,321

Gas Utilities — 1.2%
National Fuel Gas Co.	2,957,677	234,218,441
New Jersey Resources Corp.	3,276,146	160,727,723
ONE Gas, Inc.	1,847,856	139,679,435
Southwest Gas Holdings, Inc.	1,969,039	141,377,000
Spire, Inc.	1,906,223	149,161,950
UGI Corp.	7,016,386	232,031,885

		1,057,196,434

Ground Transportation — 1.5%
Avis Budget Group, Inc.(a)	551,084	41,827,276
Knight-Swift Transportation Holdings, Inc.	5,287,874	229,969,640
Landstar System, Inc.	1,153,609	173,272,072
Ryder System, Inc.	1,374,616	197,683,527

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Saia, Inc.(a)(b)	868,664	$303,537,261
XPO, Inc.(a)(b)	3,829,486	411,976,104

		1,358,265,880

Health Care Equipment & Supplies — 1.6%
DENTSPLY SIRONA, Inc.	6,483,433	96,862,489
Envista Holdings Corp.(a)(b)	5,616,124	96,934,300
Globus Medical, Inc., Class A(a)(b)	3,714,967	271,935,584
Haemonetics Corp.(a)(b)	1,642,467	104,378,778
Lantheus Holdings, Inc.(a)(b)	2,270,946	221,644,330
LivaNova PLC(a)(b)	1,773,786	69,674,314
Masimo Corp.(a)(b)	1,451,500	241,819,900
Penumbra, Inc.(a)(b)	1,253,567	335,216,352

		1,438,466,047

Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.(a)(b)	3,029,581	91,856,896
Amedisys, Inc.(a)(b)	1,068,230	98,950,145
Chemed Corp.(b)	489,387	301,129,609
Encompass Health Corp.	3,290,774	333,289,591
Ensign Group, Inc. (The)	1,862,435	240,999,089
HealthEquity, Inc.(a)(b)	2,830,653	250,144,806
Hims & Hers Health, Inc., Class A(a)	6,244,857	184,535,524
Option Care Health, Inc.(a)(b)	5,558,585	194,272,546
Tenet Healthcare Corp.(a)(b)	3,106,131	417,774,619

		2,112,952,825

Health Care REITs — 0.8%
Healthcare Realty Trust, Inc.	11,575,300	195,622,570
Omega Healthcare Investors, Inc.	9,205,584	350,548,639
Sabra Health Care REIT, Inc.	7,716,621	134,809,369

		680,980,578

Health Care Technology — 0.3%
Doximity, Inc., Class A(a)(b)	4,360,547	253,042,542

Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	6,732,124	71,899,084

Hotels, Restaurants & Leisure — 3.4%
Aramark	8,659,068	298,911,027
Boyd Gaming Corp.	2,165,925	142,582,843
Cava Group, Inc.(a)(b)	2,657,171	229,606,146
Choice Hotels International, Inc.(b)	728,688	96,755,193
Churchill Downs, Inc.(b)	2,400,615	266,636,308
Hilton Grand Vacations, Inc.(a)(b)	2,023,779	75,709,572
Hyatt Hotels Corp., Class A(b)	1,392,950	170,636,375
Light & Wonder, Inc., Class A(a)(b)	2,884,386	249,816,671
Marriott Vacations Worldwide Corp.	1,047,561	67,295,319
Planet Fitness, Inc., Class A(a)(b)	2,749,590	265,637,890
Texas Roadhouse, Inc.	2,179,065	363,097,601
Travel + Leisure Co.	2,236,521	103,528,557
Vail Resorts, Inc.	1,222,831	195,677,417
Wendy’s Co. (The)	5,592,529	81,818,699
Wingstop, Inc.	954,145	215,236,029
Wyndham Hotels & Resorts, Inc.	2,539,404	229,841,456

		3,052,787,103

Household Durables — 1.7%
KB Home	2,271,734	132,033,180
Somnigroup International, Inc.	6,245,929	374,006,229
Taylor Morrison Home Corp., Class A(a)(b)	3,379,879	202,927,935
Toll Brothers, Inc.	3,262,650	344,503,213
TopBuild Corp.(a)(b)	957,704	292,051,835
Whirlpool Corp.	1,809,189	163,062,205

		1,508,584,597

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
Ormat Technologies, Inc.(b)	1,877,969	$132,903,866

Industrial REITs — 1.2%
EastGroup Properties, Inc.	1,696,503	298,839,003
First Industrial Realty Trust, Inc.	4,324,326	233,340,631
Rexford Industrial Realty, Inc.	7,432,351	290,976,542
STAG Industrial, Inc.	6,093,728	220,105,455

		1,043,261,631

Insurance — 5.0%
American Financial Group, Inc.	2,358,943	309,823,574
Brighthouse Financial, Inc.(a)(b)	1,914,280	111,009,097
CNO Financial Group, Inc.	3,323,316	138,416,111
Fidelity National Financial, Inc., Class A	8,490,916	552,588,813
First American Financial Corp.	3,364,401	220,805,638
Hanover Insurance Group, Inc. (The)	1,176,935	204,727,843
Kemper Corp.	1,961,955	131,156,692
Kinsale Capital Group, Inc.(b)	722,623	351,707,840
Old Republic International Corp.	7,619,326	298,829,966
Primerica, Inc.	1,089,985	310,133,432
Reinsurance Group of America, Inc.	2,151,562	423,642,558
RenaissanceRe Holdings Ltd.(b)	1,608,671	386,081,040
RLI Corp.	2,723,920	218,812,494
Ryan Specialty Holdings, Inc., Class A	3,475,194	256,712,581
Selective Insurance Group, Inc.	1,986,064	181,804,298
Unum Group	5,227,777	425,854,714

		4,522,106,691

Interactive Media & Services — 0.1%
ZoomInfo Technologies, Inc., Class A(a)(b)	8,847,504	88,475,040

IT Services — 0.4%
ASGN, Inc.(a)(b)	1,441,639	90,852,090
Kyndryl Holdings, Inc.(a)(b)	7,600,462	238,654,507

		329,506,597

Leisure Products — 0.5%
Brunswick Corp.	2,156,781	116,142,657
Mattel, Inc.(a)(b)	11,004,089	213,809,449
Polaris, Inc.	1,712,300	70,101,562
YETI Holdings, Inc.(a)(b)	2,766,660	91,576,446

		491,630,114

Life Sciences Tools & Services — 1.8%
Avantor, Inc.(a)(b)	22,240,186	360,513,415
Bio-Rad Laboratories, Inc., Class A(a)(b)	629,520	153,325,891
Bruker Corp.(b)	3,615,498	150,910,886
Illumina, Inc.(a)(b)	5,173,780	410,487,705
Medpace Holdings, Inc.(a)(b)	816,017	248,632,220
Repligen Corp.(a)(b)	1,701,894	216,548,993
Sotera Health Co.(a)(b)	4,999,435	58,293,412

		1,598,712,522

Machinery — 5.1%
AGCO Corp.	2,023,635	187,327,892
Chart Industries, Inc.(a)(b)	1,373,473	198,274,562
CNH Industrial NV	28,556,685	350,676,092
Crane Co.	1,588,956	243,396,280
Donaldson Co., Inc.	3,900,753	261,584,496
Esab Corp.(b)	1,855,932	216,216,078
Flowserve Corp.	4,291,109	209,577,764
Graco, Inc.	5,515,115	460,567,254
ITT, Inc.	2,658,755	343,404,796
Lincoln Electric Holdings, Inc.	1,843,030	348,627,555
Middleby Corp. (The)(a)(b)	1,757,027	267,032,963
Mueller Industries, Inc.	3,714,902	282,852,638

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Oshkosh Corp.	2,125,202	$199,939,004
RBC Bearings, Inc.(a)(b)	1,021,395	328,654,269
Terex Corp.	2,168,803	81,937,377
Timken Co. (The)	2,084,616	149,821,352
Toro Co. (The)	3,286,725	239,109,244
Watts Water Technologies, Inc., Class A	893,881	182,280,214

		4,551,279,830

Marine Transportation — 0.2%
Kirby Corp.(a)(b)	1,874,843	189,377,891

Media — 0.6%
EchoStar Corp., Class A(a)	3,940,762	100,804,692
New York Times Co. (The), Class A	5,329,711	264,353,666
Nexstar Media Group, Inc., Class A	952,529	170,712,247

		535,870,605

Metals & Mining — 2.5%
Alcoa Corp.	8,438,596	257,377,178
ATI, Inc.(a)(b)	4,659,120	242,414,014
Carpenter Technology Corp.(b)	1,631,472	295,590,097
Cleveland-Cliffs, Inc.(a)(b)	15,788,423	129,780,837
Commercial Metals Co.	3,712,026	170,790,316
Reliance, Inc.	1,767,714	510,427,417
Royal Gold, Inc.	2,147,873	351,198,714
United States Steel Corp.	7,354,707	310,809,918

		2,268,388,491

Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Annaly Capital Management, Inc.	18,890,781	383,671,762
Starwood Property Trust, Inc.	10,461,927	206,832,297

		590,504,059

Multi-Utilities — 0.3%
Black Hills Corp.	2,335,867	141,670,334
Northwestern Energy Group, Inc.	2,004,676	116,010,600

		257,680,934

Office REITs — 0.6%
COPT Defense Properties	3,668,515	100,040,404
Cousins Properties, Inc.	5,476,888	161,568,196
Kilroy Realty Corp.	3,475,508	113,857,642
Vornado Realty Trust(b)	5,423,231	200,605,315

		576,071,557

Oil, Gas & Consumable Fuels — 3.5%
Antero Midstream Corp.	10,942,820	196,970,760
Antero Resources Corp.(a)(b)	9,554,164	386,370,392
Chord Energy Corp.	1,996,676	225,065,319
Civitas Resources, Inc.	2,896,060	101,043,533
CNX Resources Corp.(a)(b)	4,862,554	153,073,200
DT Midstream, Inc.	3,309,559	319,306,252
HF Sinclair Corp.	5,223,853	171,760,287
Matador Resources Co.	3,790,149	193,638,712
Murphy Oil Corp.	4,480,275	127,239,810
Ovintiv, Inc.	8,502,908	363,924,462
PBF Energy, Inc., Class A	3,201,475	61,116,158
Permian Resources Corp., Class A	20,894,022	289,382,205
Range Resources Corp.	7,881,860	314,722,670
Viper Energy, Inc., Class A	4,289,052	193,650,698

		3,097,264,458

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	2,041,805	187,805,224

Security	Shares	Value

Passenger Airlines — 0.5%
Alaska Air Group, Inc.(a)	4,020,071	$197,867,895
American Airlines Group, Inc.(a)(b)	21,477,933	226,592,193

		424,460,088

Personal Care Products — 0.5%
BellRing Brands, Inc.(a)(b)	4,190,076	311,993,059
Coty, Inc., Class A(a)(b)	11,962,307	65,433,819
elf Beauty, Inc.(a)(b)	1,843,385	115,746,144

		493,173,022

Pharmaceuticals — 0.4%
Jazz Pharmaceuticals PLC(a)(b)	1,974,626	245,149,818
Perrigo Co. PLC	4,458,678	125,021,331

		370,171,149

Professional Services — 2.5%
CACI International, Inc., Class A(a)(b)	732,301	268,695,883
Concentrix Corp.	1,519,013	84,517,883
ExlService Holdings, Inc.(a)(b)	5,254,853	248,081,610
Exponent, Inc.	1,658,775	134,460,301
FTI Consulting, Inc.(a)(b)	1,153,784	189,312,879
Genpact Ltd.	5,248,552	264,422,050
Insperity, Inc.	1,156,459	103,190,837
KBR, Inc.	4,352,058	216,776,009
ManpowerGroup, Inc.	1,530,885	88,607,624
Maximus, Inc.	1,849,732	126,133,225
Parsons Corp.(a)(b)	1,523,975	90,234,560
Paylocity Holding Corp.(a)(b)	1,423,828	266,739,937
Science Applications International Corp.	1,597,156	179,312,704

		2,260,485,502

Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.(a)(b)	1,549,681	384,181,417

Residential REITs — 1.1%
American Homes 4 Rent, Class A	10,361,608	391,772,398
Equity LifeStyle Properties, Inc.	6,240,451	416,238,082
Independence Realty Trust, Inc.	7,528,987	159,840,394

		967,850,874

Retail REITs — 1.1%
Agree Realty Corp.	3,495,932	269,850,991
Brixmor Property Group, Inc.	9,992,587	265,303,185
Kite Realty Group Trust	7,175,979	160,526,650
NNN REIT, Inc.	6,125,998	261,273,815

		956,954,641

Semiconductors & Semiconductor Equipment — 2.5%
Allegro MicroSystems, Inc.(a)(b)	4,263,884	107,151,405
Amkor Technology, Inc.	3,700,354	66,828,393
Cirrus Logic, Inc.(a)	1,735,944	172,995,499
Entegris, Inc.(b)	4,936,231	431,821,488
Lattice Semiconductor Corp.(a)(b)	4,506,520	236,366,974
MACOM Technology Solutions Holdings, Inc.(a)(b)	1,942,519	194,990,057
MKS Instruments, Inc.	2,198,177	176,183,887
Onto Innovation, Inc.(a)(b)	1,613,252	195,751,998
Power Integrations, Inc.(b)	1,856,979	93,777,439
Rambus, Inc.(a)(b)	3,481,033	180,230,484
Silicon Laboratories, Inc.(a)(b)	1,058,698	119,177,634
Synaptics, Inc.(a)(b)	1,291,971	82,324,392
Universal Display Corp.	1,441,694	201,087,479

		2,258,687,129

Software — 3.3%
Appfolio, Inc., Class A(a)(b)	759,220	166,952,478
BILL Holdings, Inc.(a)(b)	3,071,019	140,929,062

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Blackbaud, Inc.(a)(b)	1,240,536	$76,975,259
Commvault Systems, Inc.(a)(b)	1,437,099	226,716,738
Docusign, Inc.(a)(b)	6,598,635	537,128,889
Dolby Laboratories, Inc., Class A	1,999,434	160,574,545
Dropbox, Inc., Class A(a)(b)	7,069,629	188,829,791
Dynatrace, Inc.(a)(b)	9,777,601	461,013,887
Guidewire Software, Inc.(a)(b)	2,727,965	511,111,522
Manhattan Associates, Inc.(a)(b)	1,996,480	345,470,899
Qualys, Inc.(a)(b)	1,195,403	150,537,100

		2,966,240,170

Specialized REITs — 1.7%
CubeSmart	7,386,781	315,489,416
EPR Properties	2,474,965	130,207,909
Gaming & Leisure Properties, Inc.	8,962,408	456,186,567
Lamar Advertising Co., Class A	2,872,295	326,809,725
National Storage Affiliates Trust	2,290,477	90,244,794
PotlatchDeltic Corp.	2,338,473	105,511,902
Rayonier, Inc.	4,592,297	128,033,240

		1,552,483,553

Specialty Retail — 3.6%
Abercrombie & Fitch Co., Class A(a)(b)	1,647,493	125,819,040
AutoNation, Inc.(a)(b)	844,016	136,663,071
Bath & Body Works, Inc.	7,074,168	214,488,774
Burlington Stores, Inc.(a)(b)	2,051,486	488,930,658
Chewy, Inc., Class A(a)(b)	5,410,608	175,898,866
Dick’s Sporting Goods, Inc.	1,891,310	381,212,444
Five Below, Inc.(a)(b)	1,797,598	134,685,030
Floor & Decor Holdings, Inc., Class A(a)(b)	3,502,463	281,843,198
GameStop Corp., Class A(a)(b)	13,280,291	296,416,095
Gap, Inc. (The)	7,257,218	149,571,263
Lithia Motors, Inc., Class A	870,035	255,390,074
Murphy U.S.A., Inc.(b)	594,935	279,506,412
Penske Automotive Group, Inc.	609,781	87,796,268
RH(a)(b)	492,533	115,454,661
Valvoline, Inc.(a)(b)	4,145,516	144,305,412

		3,267,981,266

Technology Hardware, Storage & Peripherals — 0.5%
Pure Storage, Inc., Class A(a)(b)	10,123,022	448,146,184

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.(a)(b)	3,845,755	75,876,746
Columbia Sportswear Co.	1,044,650	79,069,559

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Crocs, Inc.(a)(b)	1,830,949	$194,446,784
PVH Corp.(b)	1,817,127	117,459,089
Skechers U.S.A., Inc., Class A(a)(b)	4,298,194	244,051,455
Under Armour, Inc., Class A(a)(b)	6,145,788	38,411,175
Under Armour, Inc., Class C, NVS(a)(b)	4,240,137	25,228,815
VF Corp.	10,816,382	167,870,249

		942,413,872

Trading Companies & Distributors — 1.9%
Applied Industrial Technologies, Inc.(b)	1,253,501	282,463,915
Core & Main, Inc., Class A(a)(b)	6,213,501	300,174,233
GATX Corp.	1,160,805	180,238,193
MSC Industrial Direct Co., Inc., Class A	1,457,569	113,209,384
Watsco, Inc.	1,137,644	578,264,445
WESCO International, Inc.	1,450,368	225,242,151

		1,679,592,321

Water Utilities — 0.4%
Essential Utilities, Inc.	8,251,998	326,201,481

Total Long-Term Investments — 99.5% (Cost: $78,075,278,754)		89,053,450,310

Short-Term Securities

Money Market Funds — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	3,931,909,249	3,933,875,204
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	396,535,059	396,535,059

Total Short-Term Securities — 4.9% (Cost: $4,328,255,471)		4,330,410,263

Total Investments — 104.4% (Cost: $82,403,534,225)		93,383,860,573

Liabilities in Excess of Other Assets — (4.4)%		(3,918,657,766)

Net Assets — 100.0%		$89,465,202,807

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,953,977,091	$—	$(19,892,407	)(a)	$20,463	$(229,943)	$3,933,875,204	3,931,909,249	$9,479,280	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	620,525,039	—	(223,989,980	)(a)	—	—	396,535,059	396,535,059	18,316,194		—

					$20,463	$(229,943)	$4,330,410,263		$27,795,474		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	789	06/20/25	$231,856	$4,401,267

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/18/26–08/19/26	$51,151,425	$(40,865	)(c)	$51,065,451	0.1%
	Monthly	HSBC Bank PLC(d)	02/09/28	57,414,881	3,205,083	(e)	60,697,699	0.1
	Monthly	JPMorgan Chase Bank NA(f)	02/09/26	53,701,188	1,169,824	(g)	54,916,232	0.1

					$4,334,042		$166,679,382

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $45,109 of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(77,735) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(45,220) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 18, 2026 to August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	589,229	$17,888,992	35.0%

Financial Services
Equitable Holdings, Inc.	516,446	26,901,672	52.7
Western Union Co. (The)	593,080	6,274,787	12.3

		33,176,459

Net Value of Reference Entity — Goldman Sachs Bank USA		$51,065,451

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 09, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	293,390	$8,907,321	14.7%

Financial Services
Equitable Holdings, Inc.	994,248	51,790,378	85.3

Net Value of Reference Entity — HSBC Bank PLC		$60,697,699

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 09, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	380,529	$11,552,860	21.0%

Financial Services
Equitable Holdings, Inc.	422,767	22,021,933	40.1
Western Union Co. (The)	959,532	10,151,849	18.5

		32,173,782

Insurance
Unum Group	137,363	11,189,590	20.4

Net Value of Reference Entity — JPMorgan Chase Bank NA		$54,916,232

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$4,374,907	$(40,865)

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,401,267	$—	$—	$—	$4,401,267
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	4,374,907	—	—	—	4,374,907

	$—	$—	$8,776,174	$—	$—	$—	$8,776,174

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$40,865	$—	$—	$—	$40,865

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,230,551	$—	$—	$—	$1,230,551
Swaps	—	—	70,839,809	—	—	—	70,839,809

	$—	$—	$72,070,360	$—	$—	$—	$72,070,360

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,252,223)	$—	$—	$—	$(1,252,223)
Swaps	—	—	(34,511,508)	—	—	—	(34,511,508)

	$—	$—	$(35,763,731)	$—	$—	$—	$(35,763,731)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$242,406,143
Total return swaps:
Average notional value	205,067,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$569,160	$—
Swaps — OTC(a)	4,374,907	40,865

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,944,067	$40,865

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(569,160)	—

Total derivative assets and liabilities subject to an MNA	$4,374,907	$40,865

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Mid-Cap ETF

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
HSBC Bank PLC	$3,205,083	$—	$—	$(2,980,000)	$225,083
JPMorgan Chase Bank N.A.	1,169,824	—	—	—	1,169,824

	$4,374,907	$—	$—	$(2,980,000)	$1,394,907

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Goldman Sachs Bank USA	$40,865	$—	$—	$—	$40,865

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$89,053,450,310	$—	$—	$89,053,450,310
Short-Term Securities
Money Market Funds	4,330,410,263	—	—	4,330,410,263

	$93,383,860,573	$—	$—	$93,383,860,573

Derivative Financial Instruments(a)
Assets
Equity Contracts	$4,401,267	$4,374,907	$—	$8,776,174
Liabilities
Equity Contracts	—	(40,865)	—	(40,865)

	$4,401,267	$4,334,042	$—	$8,735,309

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments March 31, 2025	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
AAR Corp.(a)(b)(c)	2,188,708	$122,545,761
AeroVironment, Inc.(a)(b)(c)	1,731,594	206,388,689
Kratos Defense & Security Solutions, Inc.(a)(b)(c)	9,451,343	280,610,374
Mercury Systems, Inc.(a)(b)(c)	3,136,717	135,161,136
Moog, Inc., Class A(a)(c)	1,753,086	303,897,458
National Presto Industries, Inc.	324,371	28,515,455
Triumph Group, Inc.(a)(b)	4,076,599	103,301,019

		1,180,419,892

Air Freight & Logistics — 0.2%
Forward Air Corp.(b)(c)	1,265,797	25,429,862
Hub Group, Inc., Class A(a)	3,756,131	139,615,389

		165,045,251

Automobile Components — 1.8%
Adient PLC(a)(b)	5,189,262	66,733,909
American Axle & Manufacturing Holdings, Inc.(a)(b)(c)	7,414,625	30,177,524
BorgWarner, Inc.(a)	13,522,978	387,433,320
Dana, Inc.(a)	7,978,178	106,349,113
Dorman Products, Inc.(a)(b)(c)	1,679,456	202,441,626
Fox Factory Holding Corp.(a)(b)(c)	2,577,097	60,149,444
Gentherm, Inc.(a)(b)	1,915,369	51,216,967
LCI Industries(a)	1,574,383	137,648,306
Patrick Industries, Inc.(a)	2,080,508	175,927,756
Phinia, Inc.(a)	2,523,566	107,074,905
Standard Motor Products, Inc.(a)	1,299,465	32,395,662
XPEL, Inc.(a)(b)(c)	1,401,697	41,181,858

		1,398,730,390

Automobiles — 0.1%
Winnebago Industries, Inc.(a)	1,755,675	60,500,561

Banks — 8.9%
Ameris Bancorp(a)	4,003,209	230,464,742
Atlantic Union Bankshares Corp.	5,555,891	173,010,446
Axos Financial, Inc.(a)(b)(c)	3,357,121	216,601,447
Banc of California, Inc.(a)	8,528,742	121,022,849
BancFirst Corp.	1,232,330	135,396,097
Bancorp, Inc. (The)(a)(b)(c)	2,954,487	156,115,093
Bank of Hawaii Corp.(a)	2,460,015	169,667,235
BankUnited, Inc.(a)	4,626,175	159,325,467
Banner Corp.(a)	2,132,739	136,004,766
Berkshire Hills Bancorp, Inc.(a)	2,657,484	69,333,758
Brookline Bancorp, Inc.(a)	5,514,301	60,105,881
Capitol Federal Financial, Inc.(a)	7,560,056	42,336,314
Cathay General Bancorp(a)	4,406,527	189,612,857
Central Pacific Financial Corp.(a)	1,597,517	43,196,860
City Holding Co.(a)	909,911	106,887,245
Community Financial System, Inc.(a)	3,259,638	185,343,017
Customers Bancorp, Inc.(a)(b)(c)	1,804,270	90,574,354
CVB Financial Corp.(a)	8,121,750	149,927,505
Dime Community Bancshares, Inc.(a)	2,427,280	67,672,566
Eagle Bancorp, Inc.(a)	1,869,912	39,268,152
FB Financial Corp.	2,163,868	100,316,920
First BanCorp/Puerto Rico(a)	10,078,091	193,197,004
First Bancorp/Southern Pines NC(a)	2,558,978	102,717,377
First Commonwealth Financial Corp.(a)	6,278,213	97,563,430
First Financial Bancorp(a)	5,910,213	147,637,121
First Hawaiian, Inc.(a)	7,817,336	191,055,692
Fulton Financial Corp.(a)	11,269,541	203,865,997
Hanmi Financial Corp.(a)	1,892,259	42,878,589
Heritage Financial Corp.(a)	2,103,713	51,183,337

Security	Shares	Value

Banks (continued)
Hilltop Holdings, Inc.	2,847,365	$86,702,264
Hope Bancorp, Inc.(a)	7,473,624	78,248,843
Independent Bank Corp.(a)	2,629,904	164,763,486
Lakeland Financial Corp.(a)	1,578,821	93,845,120
National Bank Holdings Corp., Class A(a)	2,355,173	90,132,471
NBT Bancorp, Inc.(a)	2,919,551	125,248,738
Northwest Bancshares, Inc.(a)	7,891,507	94,855,914
OFG Bancorp(a)	2,840,640	113,682,413
Pacific Premier Bancorp, Inc.(a)	5,968,823	127,255,306
Park National Corp.(a)	899,244	136,145,542
Pathward Financial, Inc.(a)(c)	1,475,836	107,662,236
Preferred Bank	577,112	48,281,190
Provident Financial Services, Inc.(a)	6,854,136	117,685,515
Renasant Corp.(a)	3,939,357	133,662,383
S&T Bancorp, Inc.(a)	2,367,861	87,729,250
Seacoast Banking Corp. of Florida(a)	5,248,606	135,046,632
ServisFirst Bancshares, Inc.(a)	3,105,365	256,503,149
Simmons First National Corp., Class A(a)	7,776,639	159,654,399
Southside Bancshares, Inc.(a)	1,769,701	51,250,541
Stellar Bancorp, Inc.(a)	2,939,963	81,319,377
Tompkins Financial Corp.(a)	776,496	48,903,718
Triumph Financial, Inc.(a)(b)(c)	1,358,272	78,508,122
TrustCo Bank Corp.(a)	1,177,153	35,879,623
Trustmark Corp.(a)	3,775,803	130,227,445
United Community Banks, Inc.(a)	7,389,717	207,872,739
Veritex Holdings, Inc.(a)	3,374,073	84,250,603
WaFd, Inc.(a)	5,041,096	144,074,524
Westamerica BanCorp(a)	1,658,796	83,984,841
WSFS Financial Corp.(a)	3,630,299	188,303,609

		6,963,962,111

Beverages — 0.1%
MGP Ingredients, Inc.(c)	892,676	26,226,821
National Beverage Corp.	1,446,963	60,106,843

		86,333,664

Biotechnology — 2.8%
ACADIA Pharmaceuticals, Inc.(b)(c)	7,613,353	126,457,793
ADMA Biologics, Inc.(a)(b)(c)	14,617,603	290,013,244
Alkermes PLC(a)(b)(c)	10,055,636	332,037,101
Arcus Biosciences, Inc.(b)(c)	4,237,655	33,265,592
Arrowhead Pharmaceuticals, Inc.(a)(b)(c)	7,845,407	99,950,485
Catalyst Pharmaceuticals, Inc.(a)(b)(c)	6,932,598	168,115,501
Dynavax Technologies Corp.(a)(b)(c)	7,558,839	98,038,142
Krystal Biotech, Inc.(a)(b)(c)	1,565,075	282,183,022
Myriad Genetics, Inc.(a)(b)(c)	5,628,350	49,923,464
Protagonist Therapeutics, Inc.(a)(b)(c)	3,685,241	178,218,255
TG Therapeutics, Inc.(a)(b)(c)	8,253,624	325,440,394
Vericel Corp.(a)(b)(c)	3,051,948	136,177,920
Vir Biotechnology, Inc.(b)(c)	5,818,628	37,704,709
Xencor, Inc.(a)(b)(c)	4,326,704	46,036,131

		2,203,561,753

Broadline Retail — 0.5%
Etsy, Inc.(a)(b)(c)	6,956,176	328,192,384
Kohl’s Corp.(a)(c)	6,882,351	56,297,631

		384,490,015

Building Products — 2.6%
American Woodmark Corp.(a)(b)(c)	930,736	54,755,199
Apogee Enterprises, Inc.(a)	1,357,260	62,881,856
Armstrong World Industries, Inc.(a)	2,695,390	379,726,543
AZZ, Inc.(a)	1,852,681	154,902,658
CSW Industrials, Inc.(a)(c)	1,037,817	302,544,412
Gibraltar Industries, Inc.(a)(b)	1,876,027	110,047,744

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Griffon Corp.(a)	2,445,150	$174,828,225
Hayward Holdings, Inc.(b)(c)	8,791,266	122,374,423
Insteel Industries, Inc.(a)(c)	1,202,590	31,628,117
Masterbrand, Inc.(a)(b)(c)	7,858,797	102,635,889
Quanex Building Products Corp.(a)	2,918,743	54,259,432
Resideo Technologies, Inc.(a)(b)(c)	9,110,868	161,262,364
Zurn Elkay Water Solutions Corp.(a)	8,833,231	291,319,958

		2,003,166,820

Capital Markets — 2.5%
Acadian Asset Management, Inc.	1,730,428	44,748,868
Artisan Partners Asset Management, Inc., Class A(a)	4,363,969	170,631,188
BGC Group, Inc., Class A(a)	21,380,777	196,061,725
Cohen & Steers, Inc.	1,656,839	132,961,330
Donnelley Financial Solutions, Inc.(a)(b)(c)	1,641,456	71,748,042
Moelis & Co., Class A	3,252,111	189,793,198
Piper Sandler Cos.(a)	995,570	246,562,866
PJT Partners, Inc., Class A(a)(c)	1,465,632	202,081,340
StepStone Group, Inc., Class A(a)	4,098,405	214,059,693
StoneX Group, Inc.(a)(b)(c)	2,662,196	203,338,530
Virtu Financial, Inc., Class A(a)	4,996,045	190,449,235
Virtus Investment Partners, Inc.(a)	407,865	70,299,611
WisdomTree, Inc.	7,082,176	63,173,010

		1,995,908,636

Chemicals — 3.3%
AdvanSix, Inc.(a)	1,683,307	38,126,904
Balchem Corp.(a)	2,010,210	333,694,860
Celanese Corp., Class A(a)(c)	6,759,619	383,743,571
Chemours Co. (The)(a)	9,238,416	124,995,768
Element Solutions, Inc.(a)	13,776,821	311,493,923
FMC Corp.(a)	7,719,505	325,685,916
Hawkins, Inc.(a)(c)	1,177,605	124,731,922
HB Fuller Co.(a)	3,380,795	189,730,215
Ingevity Corp.(a)(b)(c)	2,247,429	88,975,714
Innospec, Inc.(a)	1,547,313	146,607,907
Koppers Holdings, Inc.(a)	1,253,146	35,088,088
Minerals Technologies, Inc.(a)	1,971,762	125,344,910
Quaker Chemical Corp.	846,876	104,682,342
Sensient Technologies Corp.(a)	2,619,378	194,960,305
Stepan Co.(a)	1,307,333	71,955,608

		2,599,817,953

Commercial Services & Supplies — 2.2%
ABM Industries, Inc.(a)	3,846,293	182,160,436
Brady Corp., Class A, NVS(a)	2,734,591	193,171,508
CoreCivic, Inc.(a)(b)	6,792,987	137,829,706
Deluxe Corp.(a)	2,737,155	43,274,421
Enviri Corp.(a)(b)(c)	4,984,841	33,149,193
GEO Group, Inc. (The)(a)(b)	8,414,766	245,795,315
Healthcare Services Group, Inc.(a)(b)(c)	4,615,245	46,521,670
HNI Corp.(a)	2,955,798	131,089,641
Interface, Inc., Class A(a)(c)	3,604,707	71,517,387
Liquidity Services, Inc.(b)(c)	1,405,470	43,583,625
Matthews International Corp., Class A(a)	1,926,797	42,851,965
MillerKnoll, Inc.(a)	4,213,986	80,655,692
OPENLANE, Inc.(a)(b)(c)	6,606,466	127,372,664
Pitney Bowes, Inc.	8,028,112	72,654,414
Pursuit Attractions & Hospitality, Inc.(b)(c)	1,335,130	47,250,251
UniFirst Corp.(a)	927,952	161,463,648
Vestis Corp.(a)	7,086,379	70,155,152

		1,730,496,688

Security	Shares	Value

Communications Equipment — 0.8%
Calix, Inc.(a)(b)(c)	3,649,422	$129,335,516
Digi International, Inc.(a)(b)(c)	2,307,213	64,209,738
Extreme Networks, Inc.(b)	5,919,863	78,319,787
Harmonic, Inc.(a)(b)(c)	7,236,912	69,401,986
NetScout Systems, Inc.(a)(b)(c)	4,436,520	93,211,285
Viasat, Inc.(b)(c)	5,344,380	55,688,440
Viavi Solutions, Inc.(a)(b)(c)	13,742,856	153,782,559

		643,949,311

Construction & Engineering — 1.6%
Arcosa, Inc.(a)(c)	3,016,179	232,607,724
Dycom Industries, Inc.(a)(b)(c)	1,804,158	274,845,430
Everus Construction Group, Inc.(a)(b)(c)	3,152,247	116,916,841
Granite Construction, Inc.(a)(c)	2,685,813	202,510,300
MYR Group, Inc.(a)(b)(c)	996,858	112,734,671
WillScot Holdings Corp., Class A(a)	11,425,110	317,618,058

		1,257,233,024

Consumer Finance — 0.7%
Bread Financial Holdings, Inc.	1,781,705	89,227,786
Encore Capital Group, Inc.(a)(b)(c)	1,464,719	50,210,567
Enova International, Inc.(a)(b)	1,598,395	154,341,021
EZCORP, Inc., Class A, NVS(a)(b)(c)	3,247,290	47,800,109
Navient Corp.	4,585,020	57,908,803
PRA Group, Inc.(a)(b)	2,437,616	50,263,642
PROG Holdings, Inc.(a)	2,568,444	68,320,610
World Acceptance Corp.(b)(c)	204,560	25,887,068

		543,959,606

Consumer Staples Distribution & Retail — 0.7%
Andersons, Inc. (The)(a)	1,986,331	85,273,190
Chefs’ Warehouse, Inc. (The)(a)(b)(c)	2,176,352	118,524,130
Grocery Outlet Holding Corp.(a)(b)(c)	6,005,480	83,956,610
PriceSmart, Inc.(a)	1,534,175	134,777,274
SpartanNash Co.(a)	2,125,607	43,064,798
United Natural Foods, Inc.(a)(b)(c)	3,704,728	101,472,500

		567,068,502

Containers & Packaging — 0.5%
O-I Glass, Inc.(a)(b)(c)	9,526,169	109,265,158
Sealed Air Corp.(a)	8,571,854	247,726,581

		356,991,739

Diversified Consumer Services — 1.3%
Adtalem Global Education, Inc.(a)(b)(c)	2,304,302	231,904,953
Frontdoor, Inc.(a)(b)(c)	4,712,725	181,062,894
Mister Car Wash, Inc.(b)(c)	5,777,814	45,586,952
Perdoceo Education Corp.(a)	3,823,151	96,266,942
Strategic Education, Inc.(a)	1,503,991	126,275,084
Stride, Inc.(a)(b)(c)	2,644,785	334,565,303

		1,015,662,128

Diversified REITs — 0.8%
Alexander & Baldwin, Inc.(a)	4,490,640	77,373,727
American Assets Trust, Inc.	2,919,353	58,795,769
Armada Hoffler Properties, Inc.(a)	5,025,445	37,741,092
Essential Properties Realty Trust, Inc.(a)	11,606,378	378,832,178
Global Net Lease, Inc.	9,066,379	72,893,687

		625,636,453

Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.(a)	2,610,806	160,068,516
Lumen Technologies, Inc.(b)(c)	47,061,267	184,480,167

		344,548,683

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 0.5%
MGE Energy, Inc.(a)	2,238,927	$208,130,654
Otter Tail Corp.(a)	2,586,438	207,872,022

		416,002,676

Electrical Equipment — 0.3%
Powell Industries, Inc.(c)	581,871	99,110,087
Sunrun, Inc.(a)(b)(c)	13,870,552	81,281,435
Vicor Corp.(b)(c)	1,424,634	66,644,379

		247,035,901

Electronic Equipment, Instruments & Components — 3.3%
Advanced Energy Industries, Inc.(a)(c)	2,329,565	222,030,840
Arlo Technologies, Inc.(a)(b)(c)	6,203,690	61,230,420
Badger Meter, Inc.(a)	1,818,703	346,008,246
Benchmark Electronics, Inc.(a)	2,225,633	84,640,823
CTS Corp.(a)	1,861,971	77,364,895
ePlus, Inc.(a)(b)(c)	1,628,667	99,397,547
Insight Enterprises, Inc.(a)(b)(c)	1,689,937	253,473,651
Itron, Inc.(a)(b)(c)	2,788,229	292,094,870
Knowles Corp.(a)(b)	5,420,025	82,384,380
OSI Systems, Inc.(a)(b)(c)	966,052	187,742,546
PC Connection, Inc.	763,914	47,683,512
Plexus Corp.(a)(b)(c)	1,672,033	214,237,588
Rogers Corp.(a)(b)(c)	1,049,906	70,900,152
Sanmina Corp.(a)(b)(c)	3,359,268	255,909,036
ScanSource, Inc.(a)(b)(c)	1,334,638	45,391,038
TTM Technologies, Inc.(a)(b)	6,305,057	129,316,719
Vishay Intertechnology, Inc.(a)(c)	6,947,218	110,460,766

		2,580,267,029

Energy Equipment & Services — 2.0%
Archrock, Inc.(a)	10,830,970	284,204,653
Atlas Energy Solutions, Inc.(c)	4,440,704	79,222,159
Bristow Group, Inc.(a)(b)(c)	1,522,161	48,069,844
Cactus, Inc., Class A(a)	4,121,658	188,895,586
Core Laboratories, Inc.(a)(c)	2,895,149	43,398,284
Helix Energy Solutions Group, Inc.(a)(b)(c)	8,839,748	73,458,306
Helmerich & Payne, Inc.(a)	6,151,469	160,676,370
Innovex International, Inc.(b)(c)	2,385,988	42,852,344
Liberty Energy, Inc., Class A(a)	10,023,507	158,672,116
Oceaneering International, Inc.(a)(b)(c)	6,248,765	136,285,565
Patterson-UTI Energy, Inc.(a)	21,741,964	178,718,944
ProPetro Holding Corp.(b)(c)	4,990,879	36,682,961
RPC, Inc.	5,233,479	28,784,134
Tidewater, Inc.(b)(c)	2,491,367	105,310,083

		1,565,231,349

Entertainment — 0.5%
Cinemark Holdings, Inc.(a)	6,634,969	165,144,378
Madison Square Garden Sports Corp., Class A(a)(b)(c)	1,035,911	201,712,590

		366,856,968

Financial Services — 2.3%
EVERTEC, Inc.(a)	3,942,365	144,960,761
HA Sustainable Infrastructure Capital, Inc.(a)	7,355,936	215,087,569
Jackson Financial, Inc., Class A	1,620,247	135,744,294
Mr. Cooper Group, Inc.(a)(b)(c)	3,936,222	470,772,151
NCR Atleos Corp.(a)(b)(c)	4,482,041	118,236,242
NMI Holdings, Inc., Class A(a)(b)(c)	4,862,766	175,302,714
Payoneer Global, Inc.(b)	15,891,035	116,163,466
Radian Group, Inc.	6,618,430	218,871,480
Walker & Dunlop, Inc.(a)	1,988,413	169,730,934

		1,764,869,611

Security	Shares	Value

Food Products — 1.4%
B&G Foods, Inc.(a)	4,992,032	$34,295,260
Cal-Maine Foods, Inc.(a)	2,516,477	228,747,759
Fresh Del Monte Produce, Inc.	2,074,853	63,967,718
Freshpet, Inc.(a)(b)	3,001,359	249,623,028
J & J Snack Foods Corp.	964,077	126,988,222
John B Sanfilippo & Son, Inc.(a)	558,974	39,608,898
Simply Good Foods Co. (The)(a)(b)(c)	5,685,007	196,075,891
Tootsie Roll Industries, Inc.	1,080,499	34,014,109
TreeHouse Foods, Inc.(a)(b)(c)	2,793,311	75,670,795
WK Kellogg Co.	4,098,936	81,691,794

		1,130,683,474

Gas Utilities — 0.6%
Chesapeake Utilities Corp.(a)	1,415,898	181,843,780
MDU Resources Group, Inc.(a)	12,607,494	213,192,724
Northwest Natural Holding Co.(a)	2,481,327	106,002,289

		501,038,793

Ground Transportation — 0.7%
ArcBest Corp.(a)(c)	1,439,827	101,622,990
Heartland Express, Inc.	2,718,692	25,066,340
Hertz Global Holdings, Inc.(b)(c)	7,736,922	30,483,473
Marten Transport Ltd.	3,575,985	49,062,514
RXO, Inc.(a)(b)(c)	8,760,383	167,323,315
Schneider National, Inc., Class B	2,905,792	66,397,347
Werner Enterprises, Inc.(a)	3,824,214	112,049,470

		552,005,449

Health Care Equipment & Supplies — 4.0%
Artivion, Inc.(a)(b)(c)	2,332,573	57,334,644
Avanos Medical, Inc.(a)(b)	2,841,345	40,716,474
CONMED Corp.(a)	1,910,009	115,345,444
Embecta Corp.(a)	3,638,699	46,393,412
Enovis Corp.(a)(b)(c)	3,526,340	134,741,451
Glaukos Corp.(a)(b)(c)	3,409,537	335,566,632
ICU Medical, Inc.(a)(b)(c)	1,513,986	210,232,096
Inspire Medical Systems, Inc.(a)(b)(c)	1,834,650	292,223,052
Integer Holdings Corp.(a)(b)(c)	2,074,108	244,765,485
Integra LifeSciences Holdings Corp.(a)(b)(c)	4,103,002	90,225,014
LeMaitre Vascular, Inc.(a)	1,265,066	106,139,037
Merit Medical Systems, Inc.(a)(b)(c)	3,603,840	380,961,926
Neogen Corp.(a)(b)(c)	12,206,389	105,829,393
Omnicell, Inc.(a)(b)(c)	2,863,735	100,116,176
QuidelOrtho Corp.(a)(b)(c)	4,075,516	142,520,795
STAAR Surgical Co.(a)(b)(c)	3,045,560	53,693,223
Tandem Diabetes Care, Inc.(a)(b)(c)	4,060,597	77,801,039
Teleflex, Inc.(a)	2,872,005	396,882,371
TransMedics Group, Inc.(a)(b)(c)	2,075,234	139,621,744
UFP Technologies, Inc.(a)(b)(c)	450,751	90,920,984

		3,162,030,392

Health Care Providers & Services — 2.3%
AdaptHealth Corp.(b)(c)	6,568,372	71,201,152
Addus HomeCare Corp.(a)(b)(c)	1,108,718	109,641,123
AMN Healthcare Services, Inc.(a)(b)	2,353,963	57,577,935
Astrana Health, Inc.(a)(b)(c)	2,569,977	79,694,987
Concentra Group Holdings Parent, Inc.(a)	6,692,904	145,236,017
CorVel Corp.(b)(c)	1,683,154	188,462,753
National HealthCare Corp.	763,726	70,873,773
NeoGenomics, Inc.(a)(b)(c)	7,936,103	75,313,617
Owens & Minor, Inc.(a)(b)(c)	4,569,436	41,262,007
Patterson Cos., Inc.(a)	4,875,811	152,320,336
Pediatrix Medical Group, Inc.(a)(b)	5,225,722	75,720,712
Premier, Inc., Class A(a)	5,645,499	108,845,221
Privia Health Group, Inc.(a)(b)(c)	6,405,892	143,812,275

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Progyny, Inc.(a)(b)	4,580,481	$102,327,946
RadNet, Inc.(b)(c)	3,513,849	174,708,572
Select Medical Holdings Corp.(a)	6,460,268	107,886,476
U.S. Physical Therapy, Inc.(a)	933,274	67,531,707

		1,772,416,609

Health Care REITs — 0.9%
CareTrust REIT, Inc.(a)	11,604,509	331,656,867
LTC Properties, Inc.(a)	2,798,434	99,204,485
Medical Properties Trust, Inc.(a)(c)	37,126,066	223,870,178
Universal Health Realty Income Trust(a)	787,790	32,267,878

		686,999,408

Health Care Technology — 0.3%
Certara, Inc.(b)(c)	6,768,212	67,005,299
HealthStream, Inc.	1,485,555	47,805,160
Schrodinger, Inc.(a)(b)(c)	3,426,070	67,630,622
Simulations Plus, Inc.(a)(c)	1,023,567	25,097,863

		207,538,944

Hotel & Resort REITs — 1.2%
Apple Hospitality REIT, Inc.(a)	13,797,192	178,121,749
DiamondRock Hospitality Co.(a)	12,835,275	99,088,323
Pebblebrook Hotel Trust(a)(c)	7,400,168	74,963,702
Ryman Hospitality Properties, Inc.(a)	3,704,138	338,706,379
Summit Hotel Properties, Inc.(a)	6,703,049	36,263,495
Sunstone Hotel Investors, Inc.(a)	12,421,960	116,890,644
Xenia Hotels & Resorts, Inc.(a)	6,294,983	74,029,000

		918,063,292

Hotels, Restaurants & Leisure — 2.0%
BJ’s Restaurants, Inc.(a)(b)(c)	1,410,687	48,330,137
Bloomin’ Brands, Inc.(a)	4,668,516	33,473,260
Brinker International, Inc.(a)(b)(c)	2,746,042	409,297,560
Cheesecake Factory, Inc. (The)(a)(c)	2,903,463	141,282,510
Cracker Barrel Old Country Store, Inc.(a)	1,376,188	53,423,618
Dave & Buster’s Entertainment, Inc.(a)(b)(c)	1,904,389	33,460,115
Golden Entertainment, Inc.	1,271,872	33,564,702
Jack in the Box, Inc.(a)	1,165,791	31,697,857
Monarch Casino & Resort, Inc.	786,535	61,153,096
Papa John’s International, Inc.(a)	2,018,199	82,907,615
Penn Entertainment, Inc.(a)(b)(c)	9,304,429	151,755,237
Sabre Corp.(a)(b)(c)	23,856,212	67,035,956
Shake Shack, Inc., Class A(a)(b)(c)	2,475,111	218,230,537
Six Flags Entertainment Corp.(a)(c)	5,766,764	205,700,472

		1,571,312,672

Household Durables — 3.0%
Cavco Industries, Inc.(a)(b)(c)	495,507	257,480,302
Century Communities, Inc.(a)	1,684,629	113,038,606
Champion Homes, Inc.(a)(b)(c)	3,258,442	308,769,964
Dream Finders Homes, Inc., Class A(b)(c)	1,694,042	38,217,588
Ethan Allen Interiors, Inc.(a)	1,427,288	39,535,878
Green Brick Partners, Inc.(b)	1,898,419	110,696,812
Helen of Troy Ltd.(a)(b)(c)	1,413,100	75,586,719
Installed Building Products, Inc.(a)	1,435,948	246,207,644
La-Z-Boy, Inc.(a)	2,564,745	100,255,882
Leggett & Platt, Inc.(a)	8,309,415	65,727,473
LGI Homes, Inc.(a)(b)(c)	1,279,326	85,036,799
M/I Homes, Inc.(a)(b)(c)	1,682,221	192,075,994
Meritage Homes Corp.(a)	4,474,485	317,151,497
Newell Brands, Inc.(a)	25,799,096	159,954,395
Sonos, Inc.(a)(b)(c)	7,362,653	78,559,508
Tri Pointe Homes, Inc.(a)(b)(c)	5,787,102	184,724,296

		2,373,019,357

Security	Shares	Value

Household Products — 0.6%
Central Garden & Pet Co.(a)(b)(c)	569,885	$20,891,984
Central Garden & Pet Co., Class A, NVS(a)(b)(c)	3,124,012	102,248,913
Energizer Holdings, Inc.(a)	4,061,971	121,534,172
WD-40 Co.(a)	837,618	204,378,792

		449,053,861

Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc., Class A(a)	2,140,050	60,905,823
Clearway Energy, Inc., Class C(a)	5,121,762	155,035,736

		215,941,559

Industrial REITs — 0.8%
Innovative Industrial Properties, Inc.(a)	1,751,783	94,753,942
LXP Industrial Trust(a)	18,377,769	158,967,702
Terreno Realty Corp.(a)	6,170,067	390,071,636

		643,793,280

Insurance — 2.6%
AMERISAFE, Inc.(a)	1,177,168	61,860,178
Assured Guaranty Ltd.(a)	2,957,396	260,546,588
Employers Holdings, Inc.(a)	1,529,680	77,462,995
Genworth Financial, Inc., Class A(a)(b)(c)	26,429,134	187,382,560
Goosehead Insurance, Inc., Class A(a)	1,515,598	178,931,500
HCI Group, Inc.	524,953	78,338,736
Horace Mann Educators Corp.(a)	2,522,524	107,787,451
Lincoln National Corp.(a)	8,547,054	306,924,709
Mercury General Corp.	1,643,815	91,889,258
Palomar Holdings, Inc.(a)(b)(c)	1,640,423	224,869,185
ProAssurance Corp.(a)(b)	3,166,060	73,927,501
Safety Insurance Group, Inc.(a)	917,380	72,362,934
SiriusPoint Ltd.(b)(c)	4,233,731	73,201,209
Stewart Information Services Corp.(a)	1,716,674	122,484,690
Trupanion, Inc.(b)(c)	2,068,194	77,081,590
United Fire Group, Inc.(a)	1,316,108	38,772,542

		2,033,823,626

Interactive Media & Services — 1.1%
Cargurus, Inc., Class A(a)(b)(c)	5,457,849	158,987,141
Cars.com, Inc.(a)(b)(c)	3,682,362	41,500,220
IAC, Inc.(a)(b)(c)	4,379,286	201,184,399
QuinStreet, Inc.(a)(b)(c)	3,491,271	62,284,275
Shutterstock, Inc.	1,516,892	28,259,698
TripAdvisor, Inc.(a)(b)(c)	6,806,605	96,449,593
Yelp, Inc.(a)(b)(c)	4,069,717	150,701,621
Ziff Davis, Inc.(a)(b)(c)	2,642,714	99,313,192

		838,680,139

IT Services — 0.5%
DigitalOcean Holdings, Inc.(b)(c)	3,937,208	131,463,375
DXC Technology Co.(a)(b)	11,195,105	190,876,540
Grid Dynamics Holdings, Inc., Class A(b)(c)	3,813,600	59,682,840

		382,022,755

Leisure Products — 0.3%
Acushnet Holdings Corp.(c)	1,691,761	116,156,310
Sturm Ruger & Co., Inc.(a)	1,038,132	40,788,206
Topgolf Callaway Brands Corp.(b)(c)	8,751,115	57,669,848

		214,614,364

Life Sciences Tools & Services — 0.3%
Azenta, Inc.(a)(b)(c)	2,825,407	97,872,098
BioLife Solutions, Inc.(b)(c)	2,236,990	51,092,852
Cytek Biosciences, Inc.(a)(b)(c)	6,610,606	26,508,530
Fortrea Holdings, Inc.(a)(b)(c)	5,551,559	41,914,270
Mesa Laboratories, Inc.(a)(c)	342,011	40,583,025

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
OmniAb, Inc., 12.50 Earnout Shares(b)(d)	450,637	$5
OmniAb, Inc., 15.00 Earnout Shares(b)(d)	450,637	5

		257,970,785

Machinery — 4.9%
Alamo Group, Inc.(a)	641,296	114,285,360
Albany International Corp., Class A(a)(c)	1,935,373	133,618,152
Astec Industries, Inc.(a)	1,409,758	48,566,163
Enerpac Tool Group Corp., Class A(a)(c)	3,363,704	150,895,761
Enpro, Inc.(a)(c)	1,298,065	210,013,936
ESCO Technologies, Inc.(a)	1,595,759	253,917,172
Federal Signal Corp.(a)(c)	3,778,606	277,916,471
Franklin Electric Co., Inc.(a)	2,429,587	228,089,628
Gates Industrial Corp. PLC(a)(b)(c)	14,056,649	258,782,908
Greenbrier Cos., Inc. (The)(a)	1,938,921	99,311,534
Hillenbrand, Inc.(a)	4,354,128	105,108,650
JBT Marel Corp.(a)(c)	2,855,135	348,897,497
Kadant, Inc.(a)(c)	726,278	244,690,321
Kennametal, Inc.(a)	4,783,141	101,880,903
Lindsay Corp.(a)	671,883	85,006,637
Mueller Water Products, Inc., Class A(a)(c)	9,683,613	246,157,442
Proto Labs, Inc.(a)(b)(c)	1,515,359	53,098,179
SPX Technologies, Inc.(a)(b)	2,866,752	369,180,323
Standex International Corp.(a)(c)	735,671	118,729,943
Tennant Co.(a)	1,166,893	93,059,717
Titan International, Inc.(b)(c)	3,026,362	25,391,177
Trinity Industries, Inc.(a)	5,100,184	143,111,163
Worthington Enterprises, Inc.	1,918,279	96,086,595

		3,805,795,632

Marine Transportation — 0.3%
Matson, Inc.(a)	2,053,605	263,210,553

Media — 0.6%
Cable One, Inc.(a)	284,927	75,725,049
John Wiley & Sons, Inc., Class A(a)	2,535,330	112,974,305
Scholastic Corp., NVS(a)	1,567,289	29,590,416
TechTarget, Inc.(b)(c)	1,679,112	24,867,649
TEGNA, Inc.(a)	9,962,923	181,524,457
Thryv Holdings, Inc.(a)(b)(c)	2,542,984	32,575,625

		457,257,501

Metals & Mining — 0.9%
Alpha Metallurgical Resources, Inc.(a)(b)	675,986	84,667,246
Century Aluminum Co.(b)(c)	3,212,944	59,632,241
Kaiser Aluminum Corp.(a)	985,511	59,741,677
Materion Corp.(a)(c)	1,283,053	104,697,125
Metallus, Inc.(a)(b)(c)	2,311,970	30,887,919
MP Materials Corp., Class A(b)(c)	7,467,981	182,293,416
SunCoke Energy, Inc.(a)	5,215,146	47,979,343
Warrior Met Coal, Inc.(c)	2,470,246	117,880,139
Worthington Steel, Inc.	2,165,170	54,843,756

		742,622,862

Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Apollo Commercial Real Estate Finance, Inc.(a)	7,899,007	75,593,497
Arbor Realty Trust, Inc.(a)(c)	10,045,038	118,029,196
ARMOUR Residential REIT, Inc.(a)	4,724,582	80,790,352
Blackstone Mortgage Trust, Inc., Class A(a)	10,610,693	212,213,860
Ellington Financial, Inc.(a)	5,605,277	74,325,973
Franklin BSP Realty Trust, Inc.(a)	5,185,363	66,061,525
KKR Real Estate Finance Trust, Inc.(a)	3,568,585	38,540,718
New York Mortgage Trust, Inc.(a)	5,703,873	37,018,136
PennyMac Mortgage Investment Trust(a)	5,370,291	78,674,763
Ready Capital Corp.(a)	10,419,596	53,035,744

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Redwood Trust, Inc.(a)	8,193,193	$49,732,682
Two Harbors Investment Corp.(a)	6,410,313	85,641,782

		969,658,228

Multi-Utilities — 0.3%
Avista Corp.(a)	4,896,274	205,006,992
Unitil Corp.(a)	1,004,426	57,945,336

		262,952,328

Office REITs — 1.0%
Brandywine Realty Trust(a)	10,675,249	47,611,611
Douglas Emmett, Inc.	8,150,864	130,413,824
Easterly Government Properties, Inc.(a)	6,144,758	65,134,435
Highwoods Properties, Inc.(a)	6,654,912	197,251,592
JBG SMITH Properties(a)	5,222,981	84,142,224
SL Green Realty Corp.(a)	4,330,822	249,888,429

		774,442,115

Oil, Gas & Consumable Fuels — 2.5%
California Resources Corp.	4,407,030	193,777,109
Comstock Resources, Inc.(b)	5,601,906	113,942,768
Core Natural Resources, Inc.(a)(c)	3,137,340	241,888,914
Crescent Energy Co., Class A(a)	11,309,001	127,113,171
CVR Energy, Inc.	2,113,248	40,997,011
Dorian LPG Ltd.(a)	2,249,439	50,252,467
International Seaways, Inc.(a)(c)	2,494,011	82,801,165
Magnolia Oil & Gas Corp., Class A(a)	11,813,073	298,398,224
Northern Oil & Gas, Inc.(a)	6,140,613	185,630,731
Par Pacific Holdings, Inc.(b)	2,703,882	38,557,357
Peabody Energy Corp.(a)	7,512,335	101,792,139
REX American Resources Corp.(a)(b)(c)	974,891	36,626,655
SM Energy Co.(a)	7,075,127	211,900,054
Talos Energy, Inc.(b)(c)	7,677,140	74,621,801
Vital Energy, Inc.(b)(c)	1,667,126	35,376,414
World Kinect Corp.(a)	3,590,924	101,838,605

		1,935,514,585

Paper & Forest Products — 0.2%
Sylvamo Corp.(a)	2,108,730	141,432,521

Passenger Airlines — 0.5%
Allegiant Travel Co.	899,217	46,444,558
JetBlue Airways Corp.(a)(b)(c)	18,822,014	90,722,107
SkyWest, Inc.(a)(b)(c)	2,493,838	217,886,626
Sun Country Airlines Holdings, Inc.(b)(c)	2,488,786	30,661,844

		385,715,135

Personal Care Products — 0.3%
Edgewell Personal Care Co.(a)	2,981,877	93,064,381
Interparfums, Inc.	1,109,077	126,290,598
USANA Health Sciences, Inc.(b)(c)	697,182	18,802,999

		238,157,978

Pharmaceuticals — 2.3%
Amphastar Pharmaceuticals, Inc.(b)(c)	2,318,671	67,218,272
ANI Pharmaceuticals, Inc.(b)(c)	1,026,091	68,696,792
Collegium Pharmaceutical, Inc.(a)(b)(c)	1,993,898	59,517,855
Corcept Therapeutics, Inc.(a)(b)(c)	5,766,321	658,629,185
Harmony Biosciences Holdings, Inc.(b)	2,362,438	78,409,317
Innoviva, Inc.(a)(b)(c)	3,405,927	61,749,457
Ligand Pharmaceuticals, Inc.(a)(b)(c)	1,168,316	122,836,744
Organon & Co.(a)	15,925,231	237,126,690
Pacira BioSciences, Inc.(a)(b)(c)	2,854,708	70,939,494
Phibro Animal Health Corp., Class A(a)	1,282,650	27,397,404

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Prestige Consumer Healthcare, Inc.(a)(b)(c)	3,063,253	$263,347,860
Supernus Pharmaceuticals, Inc.(a)(b)(c)	3,414,200	111,815,050

		1,827,684,120

Professional Services — 1.5%
Amentum Holdings, Inc.(b)(c)	8,875,107	161,526,947
CSG Systems International, Inc.(a)	1,706,929	103,217,997
Heidrick & Struggles International, Inc.(a)	1,261,811	54,043,365
Korn Ferry(a)	3,189,659	216,354,570
NV5 Global, Inc.(b)(c)	3,218,363	62,017,855
Robert Half, Inc.(a)	6,211,059	338,813,268
Verra Mobility Corp., Class A(a)(b)(c)	10,190,735	229,393,445

		1,165,367,447

Real Estate Management & Development — 0.5%
Cushman & Wakefield PLC(b)(c)	9,772,752	99,877,525
eXp World Holdings, Inc.(c)	5,221,400	51,065,292
Kennedy-Wilson Holdings, Inc.(a)	7,306,247	63,418,224
Marcus & Millichap, Inc.	1,487,681	51,250,610
St. Joe Co. (The)	2,370,763	111,307,323

		376,918,974

Residential REITs — 0.4%
Centerspace(a)	1,024,590	66,342,202
Elme Communities(a)	5,442,677	94,702,580
NexPoint Residential Trust, Inc.(a)	1,366,451	54,015,808
Veris Residential, Inc.(a)	4,994,145	84,500,933

		299,561,523

Retail REITs — 1.8%
Acadia Realty Trust(a)	7,398,876	155,006,452
Curbline Properties Corp.(a)	5,845,482	141,402,210
Getty Realty Corp.(a)	3,130,133	97,597,547
Macerich Co. (The)(a)	15,368,034	263,869,144
Phillips Edison & Co., Inc.(a)	7,740,511	282,451,246
Saul Centers, Inc.	764,612	27,579,555
SITE Centers Corp.(c)	2,516,603	32,313,183
Tanger, Inc.(a)	6,844,748	231,284,035
Urban Edge Properties(a)	7,757,556	147,393,564
Whitestone REIT(a)	2,806,546	40,891,375

		1,419,788,311

Semiconductors & Semiconductor Equipment — 2.5%
Alpha & Omega Semiconductor Ltd.(a)(b)(c)	1,501,169	37,319,061
Axcelis Technologies, Inc.(a)(b)(c)	2,009,892	99,831,336
CEVA, Inc.(a)(b)(c)	1,460,770	37,410,320
Cohu, Inc.(a)(b)(c)	2,881,978	42,393,896
Diodes, Inc.(a)(b)(c)	2,864,941	123,679,503
FormFactor, Inc.(a)(b)(c)	4,789,085	135,483,215
Ichor Holdings Ltd.(a)(b)(c)	2,093,421	47,332,249
Impinj, Inc.(a)(b)(c)	1,429,294	129,636,966
Kulicke & Soffa Industries, Inc.(a)	3,300,751	108,858,768
MaxLinear, Inc.(a)(b)(c)	4,761,643	51,711,443
PDF Solutions, Inc.(b)(c)	1,953,280	37,327,181
Penguin Solutions, Inc.(a)(b)(c)	3,294,763	57,230,033
Photronics, Inc.(a)(b)(c)	3,915,831	81,292,652
Qorvo, Inc.(a)(b)(c)	5,775,487	418,203,014
Semtech Corp.(a)(b)(c)	5,326,182	183,220,661
SiTime Corp.(a)(b)(c)	1,181,955	180,685,461
SolarEdge Technologies, Inc.(a)(b)(c)	3,582,822	57,970,060
Ultra Clean Holdings, Inc.(a)(b)(c)	2,785,884	59,645,776
Veeco Instruments, Inc.(a)(b)(c)	3,586,842	72,023,787
Wolfspeed, Inc.(a)(b)(c)	9,618,331	29,432,093

		1,990,687,475

Security	Shares	Value

Software — 4.0%
A10 Networks, Inc.(a)	4,556,187	$74,448,096
ACI Worldwide, Inc.(a)(b)(c)	6,486,063	354,852,507
Adeia, Inc.(a)	6,762,442	89,399,483
Agilysys, Inc.(b)(c)	1,388,028	100,687,551
Alarm.com Holdings, Inc.(a)(b)(c)	3,056,402	170,088,771
BlackLine, Inc.(a)(b)(c)	3,210,221	155,438,901
Box, Inc., Class A(a)(b)(c)	8,886,134	274,226,095
Cleanspark, Inc.(a)(b)(c)	17,189,469	115,513,232
Clear Secure, Inc., Class A(a)	5,816,257	150,699,219
DoubleVerify Holdings, Inc.(a)(b)	8,681,580	116,072,725
InterDigital, Inc.(a)	1,588,247	328,370,067
LiveRamp Holdings, Inc.(a)(b)(c)	4,066,043	106,286,364
MARA Holdings, Inc.(a)(b)(c)	20,986,291	241,342,346
N-able, Inc.(b)(c)	4,445,007	31,515,100
NCR Voyix Corp.(a)(b)(c)	9,024,898	87,992,755
Progress Software Corp.(a)	2,683,197	138,211,477
SolarWinds Corp.	3,395,083	62,571,380
Sprinklr, Inc., Class A(a)(b)(c)	6,986,439	58,336,766
SPS Commerce, Inc.(a)(b)(c)	2,346,469	311,446,830
Teradata Corp.(a)(b)(c)	5,917,353	133,022,095

		3,100,521,760

Specialized REITs — 0.8%
Four Corners Property Trust, Inc.(a)	6,211,274	178,263,564
Millrose Properties, Inc., Class A(b)(c)	7,436,217	197,134,113
Outfront Media, Inc.(a)(c)	8,518,554	137,489,462
Safehold, Inc.(c)	2,827,132	52,923,911
Uniti Group, Inc.(a)	15,092,657	76,066,991

		641,878,041

Specialty Retail — 2.8%
Academy Sports & Outdoors, Inc.(a)(c)	4,291,181	195,720,765
Advance Auto Parts, Inc.(a)	3,669,188	143,868,861
American Eagle Outfitters, Inc.(a)	10,809,040	125,601,045
Asbury Automotive Group, Inc.(a)(b)(c)	1,211,201	267,481,629
Boot Barn Holdings, Inc.(a)(b)(c)	1,891,726	203,228,124
Buckle, Inc. (The)	1,849,379	70,868,203
Caleres, Inc.(a)	2,079,149	35,823,737
Foot Locker, Inc.(a)(b)	5,104,027	71,966,781
Group 1 Automotive, Inc.(a)(c)	802,838	306,643,974
Guess?, Inc.	1,716,213	18,998,478
MarineMax, Inc.(a)(b)(c)	1,263,853	27,172,839
Monro, Inc.(a)	1,888,839	27,331,500
National Vision Holdings, Inc.(a)(b)(c)	4,868,808	62,223,366
ODP Corp. (The)(a)(b)(c)	1,908,234	27,344,993
Sally Beauty Holdings, Inc.(a)(b)(c)	6,303,411	56,919,801
Shoe Carnival, Inc.(c)	1,113,999	24,496,838
Signet Jewelers Ltd.(a)	2,689,196	156,134,720
Sonic Automotive, Inc., Class A	904,287	51,508,188
Upbound Group, Inc.(a)	3,157,912	75,663,572
Urban Outfitters, Inc.(b)(c)	3,480,582	182,382,497
Victoria’s Secret & Co.(a)(b)(c)	4,861,222	90,321,505

		2,221,701,416

Technology Hardware, Storage & Peripherals — 0.5%
Corsair Gaming, Inc.(b)(c)	2,835,051	25,118,552
Sandisk Corp.(b)(c)	7,125,909	339,264,527
Xerox Holdings Corp.(a)	7,154,786	34,557,616

		398,940,695

Textiles, Apparel & Luxury Goods — 0.9%
Carter’s, Inc.(a)	2,228,223	91,134,321
G-III Apparel Group Ltd.(a)(b)(c)	2,387,766	65,305,400
Hanesbrands, Inc.(a)(b)(c)	21,833,478	125,979,168
Kontoor Brands, Inc.(a)	3,068,670	196,793,807

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Oxford Industries, Inc.(a)	912,487	$53,535,612
Steven Madden Ltd.(a)	4,463,628	118,911,050
Wolverine World Wide, Inc.(a)	4,950,222	68,857,588

		720,516,946

Tobacco — 0.1%
Universal Corp.(a)	1,526,687	85,570,806

Trading Companies & Distributors — 1.4%
Air Lease Corp., Class A(a)	6,405,114	309,431,057
Boise Cascade Co.(a)	2,374,816	232,945,701
DNOW, Inc.(a)(b)(c)	6,532,502	111,575,134
DXP Enterprises, Inc.(a)(b)(c)	786,004	64,656,689
GMS, Inc.(a)(b)(c)	2,411,582	176,455,455
Rush Enterprises, Inc., Class A(a)	3,854,314	205,858,911

		1,100,922,947

Water Utilities — 0.7%
American States Water Co.(a)	2,343,654	184,398,697
California Water Service Group(a)	3,688,213	178,730,802
Middlesex Water Co.(a)	1,108,134	71,031,389
SJW Group(a)	1,870,994	102,324,662

		536,485,550

Wireless Telecommunication Services — 0.4%
Gogo, Inc.(b)(c)	3,654,922	31,505,428
Shenandoah Telecommunications Co.(a)	2,835,700	35,644,749
Telephone & Data Systems, Inc.(a)(c)	6,030,201	233,609,987

		300,760,164

Total Long-Term Investments — 98.4% (Cost: $71,670,652,761)		77,142,821,086

Security	Shares	Value

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(a)(e)(f)	3,906,886,037	$3,908,839,480
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(a)(e)	1,215,109,656	1,215,109,656

Total Short-Term Securities — 6.5% (Cost: $5,121,478,084)		5,123,949,136

Total Investments — 104.9% (Cost: $76,792,130,845)		82,266,770,222

Liabilities in Excess of Other Assets — (4.9)%		(3,842,241,989)

Net Assets — 100.0%		$78,424,528,233

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
3D Systems Corp.(a)	$40,138,763	$2,356,974	$(25,536,400)	$(81,229,400)	$64,270,063	$—	—	$—	$—
A10 Networks, Inc.	64,830,610	12,376,683	(15,772,810)	893,230	12,120,383	74,448,096	4,556,187	1,133,559	—
AAON, Inc.(a)	401,191,982	5,179,552	(362,569,155)	186,771,022	(230,573,401)	—	—	—	—
AAR Corp.	134,187,170	25,747,946	(29,122,311)	5,840,086	(14,107,130)	122,545,761	2,188,708	—	—
Abercrombie & Fitch Co., Class A(a)	426,616,928	18,112,646	(558,095,183)	465,896,115	(352,530,506)	—	—	—	—
ABM Industries, Inc.	189,430,417	32,437,452	(51,427,710)	5,046,391	6,673,886	182,160,436	3,846,293	3,847,096	—
Academy Sports & Outdoors, Inc.	338,208,644	36,509,397	(77,162,299)	10,697,837	(112,532,814)	195,720,765	4,291,181	2,151,049	—
Acadia Realty Trust	118,094,664	44,079,462	(31,076,201)	(2,675,204)	26,583,731	155,006,452	7,398,876	5,418,351	—
Acadian Asset Management, Inc.(b)(c)	50,100,613	7,348,846	(17,916,704)	3,641,524	(22,297,989)	N/A	N/A	77,201	—
ACI Worldwide, Inc.	244,471,131	45,262,815	(83,046,708)	15,671,718	132,493,551	354,852,507	6,486,063	—	—
Addus HomeCare Corp.	111,713,640	32,416,889	(28,666,468)	3,948,097	(9,771,035)	109,641,123	1,108,718	—	—
Adeia, Inc.	76,516,779	—	(3,200,044)	(1,907,423)	17,990,171	89,399,483	6,762,442	1,393,143	—
Adient PLC	—	134,424,421	(13,031,843)	(3,980,068)	(50,678,601)	66,733,909	5,189,262	—	—
ADMA Biologics, Inc.	—	318,742,866	(25,360,180)	(1,209,772)	(2,159,670)	290,013,244	14,617,603	—	—
Adtalem Global Education, Inc.	136,044,749	29,065,082	(54,614,370)	13,022,515	108,386,977	231,904,953	2,304,302	—	—
ADTRAN Holdings, Inc.(a)	26,105,510	532,784	(25,735,055)	(61,298,886)	60,395,647	—	—	—	—

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Advance Auto Parts, Inc.	$339,650,520	$30,172,151	$ (43,854,043)	$(10,507,339)	$(171,592,428)	$143,868,861	3,669,188	$3,871,262	$—
Advanced Energy Industries, Inc.	256,757,392	38,089,673	(57,161,200)	9,333,714	(24,988,739)	222,030,840	2,329,565	985,422	—
AdvanSix, Inc.	52,228,519	7,864,763	(11,305,606)	(832,886)	(9,827,886)	38,126,904	1,683,307	1,126,078	—
AeroVironment, Inc.	289,734,914	46,654,492	(72,129,309)	15,500,781	(73,372,189)	206,388,689	1,731,594	—	—
Agilysys, Inc.(c)	115,408,563	30,226,047	(25,852,352)	8,907,732	(67,913,724)	N/A	N/A	—	—
Air Lease Corp., Class A	358,689,114	45,351,944	(70,846,666)	(1,247,866)	(22,515,469)	309,431,057	6,405,114	5,837,406	—
Alamo Group, Inc.	159,303,329	19,361,051	(29,289,362)	4,197,694	(39,287,352)	114,285,360	641,296	727,112	—
Alarm.com Holdings, Inc.	244,650,169	31,301,376	(48,528,209)	(3,241,027)	(54,093,538)	170,088,771	3,056,402	—	—
Alaska Air Group, Inc.(a)	366,060,323	55,228,679	(502,609,759)	115,958,832	(34,638,075)	—	—	—	—
Albany International Corp., Class A	197,035,295	25,843,981	(39,490,846)	2,696,693	(52,466,971)	133,618,152	1,935,373	2,173,296	—
Alexander & Baldwin, Inc.	81,114,519	15,193,717	(22,459,303)	(3,211,052)	6,735,846	77,373,727	4,490,640	4,274,212	—
Alkermes PLC	305,075,002	43,704,544	(80,015,906)	2,955,735	60,317,726	332,037,101	10,055,636	—	—
Allegiant Travel Co.(c)	73,157,820	9,820,367	(13,723,930)	(12,427,233)	63,623,004	N/A	N/A	578,009	—
Alpha & Omega Semiconductor Ltd.	34,202,796	8,620,296	(9,713,730)	(141,921)	4,351,620	37,319,061	1,501,169	—	—
Alpha Metallurgical Resources, Inc.	264,412,751	28,153,512	(53,083,487)	(5,848,349)	(148,967,181)	84,667,246	675,986	—	—
AMC Networks, Inc., Class A(a)	24,968,356	821,764	(17,341,077)	(46,234,645)	37,785,602	—	—	—	—
American Assets Trust, Inc.(c)	72,317,307	11,272,096	(20,771,376)	(7,401,811)	47,093,358	N/A	N/A	3,459,941	—
American Axle & Manufacturing Holdings, Inc.	58,372,587	8,237,110	(10,958,149)	(8,999,349)	(16,474,675)	30,177,524	7,414,625	—	—
American Eagle Outfitters, Inc.	323,400,488	33,442,570	(64,052,629)	4,752,675	(171,942,059)	125,601,045	10,809,040	5,886,849	—
American Equity Investment Life Holding Co.(a)	237,031,953	2,699,524	(241,403,983)	102,729,246	(101,056,740)	—	—	1,608,040	—
American States Water Co.	180,425,468	30,003,650	(41,146,729)	3,101,379	12,014,929	184,398,697	2,343,654	4,474,577	—
American Woodmark Corp.	110,597,134	14,450,217	(25,751,987)	(257,768)	(44,282,397)	54,755,199	930,736	—	—
Ameris Bancorp	208,183,978	5,087,680	(21,530,160)	2,659,195	36,064,049	230,464,742	4,003,209	2,868,585	—
AMERISAFE, Inc.	64,964,180	11,317,397	(16,512,238)	(2,046,643)	4,137,482	61,860,178	1,177,168	5,713,279	—
AMN Healthcare Services, Inc.	159,966,403	16,560,364	(23,776,555)	(10,996,578)	(84,175,699)	57,577,935	2,353,963	—	—
Amphastar Pharmaceuticals, Inc.(c)	111,383,775	16,880,461	(25,320,530)	2,632,258	(50,508,985)	N/A	N/A	—	—
Andersons, Inc. (The)	122,629,580	16,097,888	(22,720,801)	2,498,944	(33,232,421)	85,273,190	1,986,331	1,184,756	—
Anywhere Real Estate, Inc.(a)	46,360,549	521,081	(25,187,544)	(34,503,698)	12,809,612	—	—	—	—
Apogee Enterprises, Inc.	88,313,909	14,935,472	(21,976,849)	1,917,089	(20,307,765)	62,881,856	1,357,260	1,444,876	—
Apollo Commercial Real Estate Finance, Inc.	98,659,427	12,378,215	(27,875,177)	(8,927,666)	1,358,698	75,593,497	7,899,007	2,738,588	—
Apple Hospitality REIT, Inc.	235,995,243	42,567,718	(51,030,876)	(2,469,677)	(46,940,659)	178,121,749	13,797,192	14,575,135	—
Arbor Realty Trust, Inc.	130,667,896	2,508,484	—	—	(15,147,184)	118,029,196	10,045,038	17,040,995	—
ArcBest Corp.	227,715,000	25,067,055	(39,070,493)	5,519,092	(117,607,664)	101,622,990	1,439,827	741,756	—
Archrock, Inc.	182,923,270	76,585,009	(43,560,519)	12,834,019	55,422,874	284,204,653	10,830,970	7,186,763	—
Arcosa, Inc.	282,727,707	42,275,351	(64,978,644)	13,556,639	(40,973,329)	232,607,724	3,016,179	633,582	—
Arlo Technologies, Inc.	81,276,705	12,723,683	(14,221,191)	2,028,595	(20,577,372)	61,230,420	6,203,690	—	—
Armada Hoffler Properties, Inc.	47,491,964	15,109,387	(11,335,003)	(1,832,031)	(11,693,225)	37,741,092	5,025,445	2,576,757	—

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
ARMOUR Residential REIT, Inc.	$65,625,863	$41,741,054	$(17,214,875)		$(22,199,016)	$12,837,326	$80,790,352	4,724,582	$8,135,773		$—
Armstrong World Industries, Inc.	370,612,482	54,371,568	(90,029,554)		8,116,646	36,655,401	379,726,543	2,695,390	3,360,752		—
Arrowhead Pharmaceuticals, Inc.	—	167,663,952	(4,254,801)		(560,903)	(62,897,763)	99,950,485	7,845,407	—		—
Artisan Partners Asset Management, Inc., Class A	210,773,276	1,120,963	(17,254,674)		96,649	(24,105,026)	170,631,188	4,363,969	9,440,345		—
Artivion, Inc.	55,906,434	10,266,068	(17,586,294)		1,278,070	7,470,366	57,334,644	2,332,573	—		—
Asbury Automotive Group, Inc.	327,638,238	45,703,201	(85,865,750)		17,515,702	(37,509,762)	267,481,629	1,211,201	—		—
Assured Guaranty Ltd.	320,280,790	40,688,995	(97,863,898)		22,797,121	(25,356,420)	260,546,588	2,957,396	4,226,528		—
Astec Industries, Inc.	67,137,118	8,490,792	(12,272,533)		(4,495,016)	(10,294,198)	48,566,163	1,409,758	777,211		—
Astrana Health, Inc.	119,433,375	19,137,264	(30,565,692)		(19,051,193)	(9,258,767)	79,694,987	2,569,977	—		—
ATI, Inc.(a)	440,845,464	128,871,394	(576,899,646)		314,067,784	(306,884,996)	—	—	—		—
Atlantic Union Bankshares Corp.(c)	172,030,744	31,015,749	(10,061,158)		(100,109)	(4,355,824)	N/A	N/A	7,582,484		—
Avanos Medical, Inc.	62,437,222	9,693,556	(15,092,398)		(8,760,726)	(7,561,180)	40,716,474	2,841,345	—		—
Avista Corp.	181,775,337	19,143,289	(29,972,522)		(5,068,689)	39,129,577	205,006,992	4,896,274	9,831,905		—
Axcelis Technologies, Inc.	246,790,637	30,510,818	(49,244,119)		5,773,554	(133,999,554)	99,831,336	2,009,892	—		—
Axos Financial, Inc.	184,564,001	15,064,577	(16,696,436)		1,953,360	31,715,945	216,601,447	3,357,121	—		—
Azenta, Inc.	—	148,930,710	(21,836,765)		494,497	(29,716,344)	97,872,098	2,825,407	—		—
AZZ, Inc.	130,942,421	43,969,442	(33,277,643)		5,959,286	7,309,152	154,902,658	1,852,681	1,262,423		—
B&G Foods, Inc.	60,938,752	7,325,057	(10,432,031)		(13,638,524)	(9,897,994)	34,295,260	4,992,032	3,837,793		—
Badger Meter, Inc.	320,684,928	55,433,714	(87,801,702)		24,698,399	32,992,907	346,008,246	1,818,703	2,481,275		—
Balchem Corp.	337,370,931	48,976,657	(74,770,188)		12,463,103	9,654,357	333,694,860	2,010,210	1,821,499		—
Banc of California, Inc.	142,775,981	19,318,843	(31,089,518)		(3,776,295)	(6,206,162)	121,022,849	8,528,742	3,603,980		—
Bancorp, Inc. (The)	119,020,466	—	(26,957,419)		12,218,770	51,833,276	156,115,093	2,954,487	—		—
Bank of Hawaii Corp.	164,414,620	—	(10,813,675)		3,801,993	12,264,297	169,667,235	2,460,015	7,141,113		—
BankUnited, Inc.	138,128,788	—	(10,189,411)		3,009,389	28,376,701	159,325,467	4,626,175	5,579,850		—
Banner Corp.	109,299,984	—	(8,138,722)		(661,353)	35,504,857	136,004,766	2,132,739	4,248,161		—
Barnes Group, Inc.(a)	127,508,496	18,109,373	(176,472,028)		3,237,723	27,616,436	—	—	1,090,735		—
Benchmark Electronics, Inc.	72,706,217	15,913,726	(23,476,216)		3,791,305	15,705,791	84,640,823	2,225,633	1,547,689		—
Berkshire Hills Bancorp, Inc.	65,145,745	5,905,927	(10,431,609)		(6,362,535)	15,076,230	69,333,758	2,657,484	1,957,539		—
BGC Group, Inc., Class A(d)	N/A	32,758,876	—		—	12,653,414	196,061,725	21,380,777	1,581,347		—
BioLife Solutions, Inc.(c)	44,461,976	8,095,591	(12,311,335)		(6,820,495)	60,332,311	N/A	N/A	—		—
BJ’s Restaurants, Inc.	56,788,309	7,978,841	(13,207,262)		(861,943)	(2,367,808)	48,330,137	1,410,687	—		—
BlackLine, Inc.	221,795,489	28,839,653	(39,647,776)		(4,634,945)	(50,913,520)	155,438,901	3,210,221	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	4,168,842,834	—	(260,089,717	)(e)	123,689	(37,326)	3,908,839,480	3,906,886,037	19,009,286	(f)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,650,477,675	—	(435,368,019	)(e)	—	—	1,215,109,656	1,215,109,656	73,925,047		—
Blackstone Mortgage Trust, Inc., Class A	231,674,194	33,734,805	(77,443,927)		(3,675,845)	27,924,633	212,213,860	10,610,693	—		—
Bloomin’ Brands, Inc.	168,157,121	14,070,681	(32,685,442)		(9,642,762)	(106,426,338)	33,473,260	4,668,516	4,692,120		—
Boise Cascade Co.	410,039,603	47,825,450	(82,800,431)		15,506,469	(157,625,390)	232,945,701	2,374,816	15,375,465		—
Boot Barn Holdings, Inc.	194,716,578	39,300,600	(61,053,435)		18,886,174	11,378,207	203,228,124	1,891,726	—		—
BorgWarner, Inc.	—	389,530,263	(1,353,420)		11,954	(755,477)	387,433,320	13,522,978	—		—
Box, Inc., Class A	274,622,552	41,717,700	(66,859,659)		1,370,033	23,375,469	274,226,095	8,886,134	—		—
Brady Corp., Class A, NVS(d)	N/A	29,543,064	(50,120,800)		9,094,224	68,763,325	193,171,508	2,734,591	2,747,482		—
Brandywine Realty Trust	55,576,656	5,166,894	(13,199,805)		(7,191,396)	7,259,262	47,611,611	10,675,249	2,908,668		—

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Brinker International, Inc.	$148,806,405	$39,103,742	$(65,042,572)	$21,293,224	$265,136,761	$409,297,560	2,746,042	$—	$—
Bristow Group, Inc.	44,244,635	8,881,634	(12,000,676)	1,099,834	5,844,417	48,069,844	1,522,161	—	—
Brookline Bancorp, Inc.	58,926,806	2,470,819	(6,211,534)	(4,506,232)	9,426,022	60,105,881	5,514,301	3,122,471	—
Cable One, Inc.	—	138,027,305	(22,728,149)	(2,704,008)	(36,870,099)	75,725,049	284,927	3,560,446	—
Cactus, Inc., Class A	—	246,588,525	(39,184,849)	(72,374)	(18,435,716)	188,895,586	4,121,658	1,685,817	—
Calavo Growers, Inc.(a)	33,535,384	2,226,183	(36,587,719)	(34,677,970)	35,504,122	—	—	115,398	—
Caleres, Inc.	92,489,498	13,226,083	(15,719,444)	(1,799,403)	(52,372,997)	35,823,737	2,079,149	617,067	—
California Resources Corp.(c)	240,636,797	49,984,157	(44,924,001)	(993,381)	(45,258,433)	N/A	N/A	6,512,869	—
California Water Service Group	181,161,610	27,948,233	(37,454,998)	(220,612)	7,296,569	178,730,802	3,688,213	4,531,060	—
Calix, Inc.	131,656,972	20,023,970	(31,783,957)	889,142	8,549,389	129,335,516	3,649,422	—	—
Cal-Maine Foods, Inc.	161,995,100	31,315,412	(48,947,442)	9,240,580	75,144,109	228,747,759	2,516,477	11,360,316	—
Capitol Federal Financial, Inc.	50,037,138	2,356,210	(8,980,538)	(4,757,692)	3,681,196	42,336,314	7,560,056	597,169	—
CareTrust REIT, Inc.	214,785,921	126,768,068	(48,155,658)	8,044,681	30,213,855	331,656,867	11,604,509	10,234,182	—
Cargurus, Inc., Class A	133,562,229	37,473,933	(44,407,809)	4,602,993	27,755,795	158,987,141	5,457,849	—	—
Carpenter Technology Corp.(a)	238,329,540	55,110,798	(613,636,148)	459,935,182	(139,739,372)	—	—	1,962,682	—
Cars.com, Inc.	71,846,245	10,965,030	(18,811,620)	(675,229)	(21,824,206)	41,500,220	3,682,362	—	—
Carter’s, Inc.	—	131,595,408	(6,433,734)	(1,197,851)	(32,829,502)	91,134,321	2,228,223	1,836,932	—
Catalyst Pharmaceuticals, Inc.	120,580,314	20,235,565	(33,137,213)	4,361,752	56,075,083	168,115,501	6,932,598	—	—
Cathay General Bancorp	166,360,187	3,969,008	(4,312,651)	626,109	22,970,204	189,612,857	4,406,527	6,093,328	—
Cavco Industries, Inc.	209,205,210	37,941,286	(50,789,754)	13,059,477	48,064,083	257,480,302	495,507	—	—
Celanese Corp., Class A	—	387,357,001	(1,358,417)	23,673	(2,278,686)	383,743,571	6,759,619	—	—
Centerspace	58,274,858	14,752,916	(15,972,692)	(806,520)	10,093,640	66,342,202	1,024,590	1,323,448	—
Central Garden & Pet Co.	27,644,281	3,860,555	(6,629,413)	531,837	(4,515,276)	20,891,984	569,885	—	—
Central Garden & Pet Co., Class A, NVS(d)	N/A	16,194,184	(33,408,960)	1,852,967	11,889,957	102,248,913	3,124,012	—	—
Central Pacific Financial Corp.	31,550,961	—	—	—	11,645,899	43,196,860	1,597,517	1,677,393	—
Century Communities, Inc.	184,307,376	24,049,946	(42,550,349)	8,336,172	(61,104,539)	113,038,606	1,684,629	1,963,453	—
Cerence, Inc.(a)	44,565,995	378,570	(9,546,056)	(75,386,085)	39,987,576	—	—	—	—
CEVA, Inc.	36,252,382	5,905,912	(9,458,927)	(2,257,151)	6,968,104	37,410,320	1,460,770	—	—
Champion Homes, Inc.	—	331,960,939	(18,965,750)	(60,145)	(4,165,080)	308,769,964	3,258,442	—	—
Chatham Lodging Trust(a)	33,462,988	625,364	(27,998,829)	(25,231,174)	19,141,651	—	—	—	—
Cheesecake Factory, Inc. (The)	114,054,371	21,562,006	(32,511,877)	5,224,907	32,953,103	141,282,510	2,903,463	3,313,933	—
Chefs’ Warehouse, Inc. (The)	89,802,643	15,259,240	(24,442,314)	3,590,565	34,313,996	118,524,130	2,176,352	—	—
Chemours Co. (The)	—	130,795,734	(504,334)	4,702	(5,300,334)	124,995,768	9,238,416	—	—
Chesapeake Utilities Corp.	161,134,020	25,045,296	(34,592,176)	3,503,387	26,753,253	181,843,780	1,415,898	3,761,108	—
Chuy’s Holdings, Inc.(a)	39,656,159	3,418,091	(46,890,632)	9,949,725	(6,133,343)	—	—	—	—
Cinemark Holdings, Inc.	128,753,594	28,542,098	(41,305,868)	5,868,112	43,286,442	165,144,378	6,634,969	542,097	—
City Holding Co.	102,477,442	2,036,369	(10,267,364)	2,883,350	9,757,448	106,887,245	909,911	2,851,405	—
Cleanspark, Inc.	—	128,519,645	(517,179)	31,514	(12,520,748)	115,513,232	17,189,469	—	—
Clear Secure, Inc., Class A	—	208,557,086	(16,522,296)	(1,456,217)	(39,879,354)	150,699,219	5,816,257	3,109,620	—
Clearwater Paper Corp.(a)	49,072,013	4,512,580	(33,698,675)	(12,263,768)	(7,622,150)	—	—	—	—
Clearway Energy, Inc., Class A	50,443,789	9,237,238	(18,372,367)	933,916	18,663,247	60,905,823	2,140,050	10,787	—
Clearway Energy, Inc., Class C	114,319,172	34,721,511	(41,587,040)	2,602,991	44,979,102	155,035,736	5,121,762	299,137	—
Cogent Communications Holdings, Inc.	185,461,025	32,082,211	(57,212,676)	7,944,618	(8,206,662)	160,068,516	2,610,806	—	—

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Cohu, Inc.	$107,492,550	$13,528,958	$(21,562,768)	$(2,847,531)	$(54,217,313)	$42,393,896	2,881,978	$—	$—
Collegium Pharmaceutical, Inc.	85,512,929	11,692,915	(18,995,876)	2,615,199	(21,307,312)	59,517,855	1,993,898	—	—
Community Financial System, Inc.(g)	169,987,632	—	(14,377,946)	(4,242,452)	33,975,783	185,343,017	3,259,638	6,211,817	—
Community Healthcare Trust, Inc.(a)	43,689,432	2,808,647	(30,359,291)	(33,258,396)	17,119,608	—	—	978,232	—
Compass Minerals International, Inc.(a)	36,124,701	2,144,523	(28,403,721)	(87,558,178)	77,692,675	—	—	—	—
Concentra Group Holdings Parent, Inc.	—	106,448,054	(11,386,358)	2,207,662	47,966,659	145,236,017	6,692,904	427,525	—
CONMED Corp.	166,319,593	21,814,699	(32,932,538)	(11,055,945)	(28,800,365)	115,345,444	1,910,009	1,608,165	—
Corcept Therapeutics, Inc.	154,327,618	38,472,384	(54,385,600)	14,344,279	505,870,504	658,629,185	5,766,321	—	—
Core Laboratories, Inc.	53,906,000	9,818,711	(13,566,545)	(2,829,522)	(3,930,360)	43,398,284	2,895,149	123,030	—
Core Natural Resources, Inc.(h)	350,189,705	52,834,336	(78,586,148)	7,255,015	(89,803,994)	241,888,914	3,137,340	3,161,949	—
CoreCivic, Inc.	120,375,922	18,914,423	(31,262,305)	1,928,609	27,873,057	137,829,706	6,792,987	—	—
Cracker Barrel Old Country Store, Inc.	109,535,744	11,318,535	(17,024,884)	(13,666,309)	(36,739,468)	53,423,618	1,376,188	3,014,323	—
Crescent Energy Co., Class A	—	156,558,361	(12,567,847)	192,265	(17,069,608)	127,113,171	11,309,001	2,508,575	—
Cross Country Healthcare, Inc.(a)	41,907,491	2,775,159	(32,176,655)	(4,099,721)	(8,406,274)	—	—	—	—
CSG Systems International, Inc.	98,425,216	14,576,751	(25,048,748)	1,223,793	14,040,985	103,217,997	1,706,929	2,248,518	—
CSW Industrials, Inc.	—	411,287,492	(35,150,879)	(4,001,803)	(69,590,398)	302,544,412	1,037,817	512,744	—
CTS Corp.	98,474,562	16,244,070	(27,428,767)	4,552,256	(14,477,226)	77,364,895	1,861,971	308,583	—
Curbline Properties Corp.	—	143,992,100	(109,821,617)	5,458,667	101,773,060	141,402,210	5,845,482	—	—
Customers Bancorp, Inc.	101,367,522	7,274,818	(12,156,650)	1,836,909	(7,748,245)	90,574,354	1,804,270	—	—
CVB Financial Corp.	156,554,438	12,633,949	(23,976,581)	(3,700,186)	8,415,885	149,927,505	8,121,750	6,837,381	—
Cytek Biosciences, Inc.	44,984,430	8,113,171	(8,694,360)	(4,503,176)	(13,391,535)	26,508,530	6,610,606	—	—
Dana, Inc.	110,753,068	16,000,878	(25,334,685)	(4,908,199)	9,838,051	106,349,113	7,978,178	3,382,574	—
Dave & Buster’s Entertainment, Inc.	135,937,089	12,210,627	(19,179,790)	(1,983,018)	(93,524,793)	33,460,115	1,904,389	—	—
Deluxe Corp.	60,961,307	9,777,620	(13,385,258)	(3,224,854)	(10,854,394)	43,274,421	2,737,155	3,474,440	—
Designer Brands, Inc., Class A(a)	31,716,095	1,864,352	(20,770,359)	(25,452,632)	12,642,544	—	—	143,920	—
DiamondRock Hospitality Co.	136,062,147	20,329,035	(31,660,477)	(4,401,497)	(21,240,885)	99,088,323	12,835,275	4,912,066	—
Digi International, Inc.	78,434,480	10,378,423	(14,108,934)	2,560,591	(13,054,822)	64,209,738	2,307,213	—	—
Dime Community Bancshares, Inc.	45,186,213	10,867,601	(6,798,946)	(870,494)	19,288,192	67,672,566	2,427,280	2,354,244	—
Dine Brands Global, Inc.(a)	48,734,326	2,746,342	(34,077,896)	(43,832,398)	26,429,626	—	—	1,053,066	—
Diodes, Inc.	218,729,916	28,259,041	(40,866,732)	(1,169,327)	(81,273,395)	123,679,503	2,864,941	—	—
DNOW, Inc.	109,719,194	15,567,189	(24,627,875)	2,915,000	8,001,626	111,575,134	6,532,502	—	—
Donnelley Financial Solutions, Inc.	104,157,515	19,182,631	(20,147,581)	4,950,220	(36,394,743)	71,748,042	1,641,456	—	—
Dorian LPG Ltd.	89,039,592	13,915,661	(15,735,777)	2,260,892	(39,227,901)	50,252,467	2,249,439	8,537,137	—
Dorman Products, Inc.	184,483,809	31,121,561	(56,673,806)	7,078,680	36,431,382	202,441,626	1,679,456	—	—
DoubleVerify Holdings, Inc.	330,969,132	27,464,718	(39,767,880)	(18,229,992)	(184,363,253)	116,072,725	8,681,580	—	—
Dril-Quip, Inc.(a)	52,021,387	3,082,143	(79,518,578)	(1,867,399)	26,282,447	—	—	—	—
DXC Technology Co.	261,941,846	35,808,746	(56,877,897)	(3,486,092)	(46,510,063)	190,876,540	11,195,105	—	—
DXP Enterprises, Inc.	48,388,486	7,920,322	(15,089,522)	3,679,952	19,757,451	64,656,689	786,004	—	—
Dycom Industries, Inc.	284,371,540	46,873,326	(76,827,956)	14,527,001	5,901,519	274,845,430	1,804,158	—	—

22	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Dynavax Technologies Corp.	$108,897,787	$15,624,690	$(30,153,605)	$(476,260)	$4,145,530	$98,038,142	7,558,839	$—	$—
Eagle Bancorp, Inc.	46,756,352	1,008,194	(3,476,194)	(5,026,393)	6,193	39,268,152	1,869,912	2,411,355	—
Easterly Government Properties, Inc.	73,901,601	12,423,951	(19,475,140)	(6,751,737)	5,035,760	65,134,435	6,144,758	3,340,875	—
EchoStar Corp.(a)	116,518,688	25,665,768	(239,898,979)	69,217,410	28,497,113	—	—	—	—
Edgewell Personal Care Co.	130,314,327	18,298,014	(31,428,476)	(2,014,792)	(22,104,692)	93,064,381	2,981,877	1,948,894	—
Element Solutions, Inc.	—	348,855,075	(1,168,981)	(6,495)	(36,185,676)	311,493,923	13,776,821	—	—
Ellington Financial, Inc.	63,431,203	15,908,522	(14,819,953)	(726,892)	10,533,093	74,325,973	5,605,277	7,222,178	—
Elme Communities	83,013,576	12,259,764	(24,004,752)	(6,243,584)	29,677,576	94,702,580	5,442,677	798,330	—
Embecta Corp.	51,766,934	9,516,827	(13,161,382)	(7,043,188)	5,314,221	46,393,412	3,638,699	2,283,599	—
Employers Holdings, Inc.	77,506,103	—	(8,139,196)	730,367	7,365,721	77,462,995	1,529,680	1,933,795	—
Encore Capital Group, Inc.	72,864,940	10,869,397	(16,213,967)	639,106	(17,948,909)	50,210,567	1,464,719	—	—
Encore Wire Corp.(a)	279,963,447	6,620,565	(315,509,362)	246,139,246	(217,213,896)	—	—	21,303	—
Energizer Holdings, Inc.	132,741,368	21,377,565	(33,863,465)	(2,768,903)	4,047,607	121,534,172	4,061,971	5,213,686	—
Enerpac Tool Group Corp., Class A	130,735,444	23,031,747	(35,002,741)	6,296,932	25,834,379	150,895,761	3,363,704	137,954	—
Enhabit, Inc.(a)	39,567,070	2,243,905	(29,425,018)	(44,271,422)	31,885,465	—	—	—	—
Enova International, Inc.	123,538,671	16,548,486	(43,736,366)	17,223,063	40,767,167	154,341,021	1,598,395	—	—
Enovis Corp.	—	165,356,886	(5,091,083)	(349,918)	(25,174,434)	134,741,451	3,526,340	—	—
Enpro, Inc.	238,291,764	32,844,001	(50,610,408)	10,039,044	(20,550,465)	210,013,936	1,298,065	1,662,871	—
Ensign Group, Inc. (The)(a)	472,263,109	34,818,663	(579,245,632)	311,973,488	(239,809,628)	—	—	435,326	—
Enviri Corp.	49,491,243	6,020,798	(9,468,772)	(6,863,429)	(6,030,647)	33,149,193	4,984,841	—	—
ePlus, Inc.	141,335,872	21,574,413	(34,488,039)	5,480,938	(34,505,637)	99,397,547	1,628,667	—	—
ESCO Technologies, Inc.	187,009,178	30,541,762	(49,619,747)	9,980,981	76,004,998	253,917,172	1,595,759	398,092	—
Essential Properties Realty Trust, Inc.	280,910,288	77,085,419	(49,447,135)	6,541,657	63,741,949	378,832,178	11,606,378	12,332,030	—
Ethan Allen Interiors, Inc.	53,540,771	8,043,405	(11,516,806)	703,988	(11,235,480)	39,535,878	1,427,288	2,949,601	—
Etsy, Inc.	—	424,327,878	(48,396,110)	(926,118)	(46,813,266)	328,192,384	6,956,176	—	—
EVERTEC, Inc.	174,163,939	23,786,520	(37,944,568)	3,762,673	(18,807,803)	144,960,761	3,942,365	837,617	—
Everus Construction Group, Inc.	—	175,427,897	(15,362,529)	(1,250,410)	(41,898,117)	116,916,841	3,152,247	—	—
EW Scripps Co. (The), Class A, NVS(a)	15,629,783	—	(13,012,784)	(49,687,334)	47,070,335	—	—	—	—
EZCORP, Inc., Class A, NVS(d)	N/A	5,803,817	(9,086,632)	1,330,851	18,090,535	47,800,109	3,247,290	—	—
Fabrinet(a)	463,452,278	36,229,939	(604,364,217)	390,445,457	(285,763,457)	—	—	—	—
FB Financial Corp.(c)	89,370,607	16,639,485	(25,523,076)	2,646,851	(4,424,617)	N/A	N/A	1,610,571	—
Federal Signal Corp.	349,207,715	51,914,298	(79,028,827)	18,989,753	(63,166,468)	277,916,471	3,778,606	1,992,548	—
First BanCorp/Puerto Rico	196,392,661	—	(21,358,429)	11,204,988	6,957,784	193,197,004	10,078,091	6,976,678	—
First Bancorp/Southern Pines NC	98,394,709	905,680	(7,118,448)	(1,791,749)	12,327,185	102,717,377	2,558,978	2,303,178	—
First Commonwealth Financial Corp.	94,229,992	2,332,431	(9,714,468)	(933,236)	11,648,711	97,563,430	6,278,213	3,437,651	—
First Financial Bancorp	141,381,955	—	(9,390,673)	(1,589,061)	17,234,900	147,637,121	5,910,213	5,827,048	—
First Hawaiian, Inc.	189,773,225	30,325,588	(48,281,117)	(241,522)	19,479,518	191,055,692	7,817,336	8,717,206	—
FMC Corp.	—	321,614,039	(1,137,787)	15,125	5,194,539	325,685,916	7,719,505	4,474,756	—
Foot Locker, Inc.	157,685,484	18,803,219	(28,281,184)	300,440	(76,541,178)	71,966,781	5,104,027	—	—
FormFactor, Inc.	239,877,184	35,775,572	(56,246,100)	11,049,490	(94,972,931)	135,483,215	4,789,085	—	—
Fortrea Holdings, Inc.	237,073,985	5,663,907	(10,930,872)	(10,901,008)	(178,991,742)	41,914,270	5,551,559	—	—
Forward Air Corp.(c)	64,716,795	8,764,473	(38,586,520)	(37,151,978)	59,886,089	N/A	N/A	—	—
Four Corners Property Trust, Inc.	149,675,869	32,649,804	(30,818,043)	2,538,150	24,217,784	178,263,564	6,211,274	7,839,962	—

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Fox Factory Holding Corp.	$—	$159,003,699	$(26,931,915)	$(4,034,707)	$(67,887,633)	$60,149,444	2,577,097	$—	$—
Franklin BSP Realty Trust, Inc.	74,448,306	10,644,843	(15,722,730)	(2,477,011)	(831,883)	66,061,525	5,185,363	7,447,031	—
Franklin Electric Co., Inc.	286,147,087	36,428,542	(60,366,879)	10,990,912	(45,110,034)	228,089,628	2,429,587	2,615,536	—
Freshpet, Inc.	—	260,978,547	(924,299)	3,178	(10,434,398)	249,623,028	3,001,359	—	—
Frontdoor, Inc.	175,197,419	33,978,812	(62,026,001)	10,278,285	23,634,379	181,062,894	4,712,725	—	—
Fulton Financial Corp.	158,776,503	36,903,722	(14,739,035)	(77,497)	23,002,304	203,865,997	11,269,541	6,027,642	—
Gates Industrial Corp. PLC	—	273,317,833	(30,198,901)	1,486,104	14,177,872	258,782,908	14,056,649	—	—
Gentherm, Inc.	127,545,919	15,046,386	(28,149,085)	(7,380,056)	(55,846,197)	51,216,967	1,915,369	—	—
Genworth Financial, Inc., Class A	188,577,805	—	(18,850,916)	6,305,455	11,350,216	187,382,560	26,429,134	—	—
GEO Group, Inc. (The)	116,993,858	30,685,640	(32,714,235)	8,029,630	122,800,422	245,795,315	8,414,766	—	—
Getty Realty Corp.	90,703,731	15,872,509	(22,901,339)	1,175,512	12,747,134	97,597,547	3,130,133	4,009,639	—
Gibraltar Industries, Inc.	165,982,396	21,213,759	(32,995,182)	3,227,165	(47,380,394)	110,047,744	1,876,027	—	—
G-III Apparel Group Ltd.	80,161,244	11,749,501	(23,143,367)	(563,664)	(2,898,314)	65,305,400	2,387,766	—	—
Glaukos Corp.	310,739,672	85,132,562	(67,975,227)	18,419,934	(10,750,309)	335,566,632	3,409,537	—	—
GMS, Inc.	261,751,056	37,249,119	(58,471,799)	11,760,890	(75,833,811)	176,455,455	2,411,582	—	—
Golden Entertainment, Inc.(c)	53,670,481	6,915,044	(12,532,922)	(6,256,994)	20,721,378	N/A	N/A	1,390,306	—
Goosehead Insurance, Inc., Class A(d)	N/A	23,233,446	(36,597,867)	4,123,190	71,761,017	178,931,500	1,515,598	9,267,447	—
Granite Construction, Inc.	169,512,080	32,512,811	(52,911,697)	11,904,114	41,492,992	202,510,300	2,685,813	1,448,728	—
Green Dot Corp.(a)	27,918,280	—	(23,456,310)	(80,248,742)	75,786,772	—	—	—	—
Green Plains, Inc.(a)	86,725,756	13,464,098	(26,608,688)	(78,192,373)	4,611,207	—	—	—	—
Greenbrier Cos., Inc. (The)	109,967,366	17,528,460	(26,088,111)	3,284,814	(5,380,995)	99,311,534	1,938,921	2,439,394	—
Griffon Corp.	189,755,002	38,255,392	(47,326,192)	14,883,665	(20,739,642)	174,828,225	2,445,150	1,688,022	—
Grocery Outlet Holding Corp.	—	153,298,645	(21,343,759)	(5,057,099)	(42,941,177)	83,956,610	6,005,480	—	—
Group 1 Automotive, Inc.	262,083,845	44,268,291	(79,278,732)	26,165,149	53,405,421	306,643,974	802,838	1,648,125	—
HA Sustainable Infrastructure Capital, Inc.(i)	212,931,073	28,067,446	(44,285,009)	1,819,987	16,554,072	215,087,569	7,355,936	255,920	—
Hain Celestial Group, Inc. (The)(a)	47,837,917	6,776,872	(31,444,421)	(75,062,037)	51,891,669	—	—	—	—
Hanesbrands, Inc.	137,124,946	21,562,431	(32,362,561)	2,995,897	(3,341,545)	125,979,168	21,833,478	—	—
Hanmi Financial Corp.	32,078,068	—	(2,166,080)	(1,561,803)	14,528,404	42,878,589	1,892,259	1,983,881	—
Harmonic, Inc.	102,565,814	15,166,609	(19,916,141)	3,839,665	(32,253,961)	69,401,986	7,236,912	—	—
Haverty Furniture Cos., Inc.(a)	30,833,016	2,230,829	(27,010,818)	4,127,202	(10,180,229)	—	—	577,094	—
Hawkins, Inc.	99,171,994	19,858,653	(30,995,054)	9,451,418	27,244,911	124,731,922	1,177,605	874,109	—
Haynes International, Inc.(a)	51,663,220	5,961,858	(58,251,606)	17,721,576	(17,095,048)	—	—	376,320	—
HB Fuller Co.	291,912,112	39,396,763	(57,893,092)	3,483,783	(87,169,351)	189,730,215	3,380,795	3,164,080	—
Healthcare Services Group, Inc.	62,441,758	8,649,000	(12,744,898)	(8,960,183)	(2,864,007)	46,521,670	4,615,245	—	—
HealthStream, Inc.(c)	43,213,567	7,357,083	(11,196,075)	635,048	(1,668,672)	N/A	N/A	181,149	—
Heidrick & Struggles International, Inc.	45,889,015	8,058,184	(11,813,199)	1,444,799	10,464,566	54,043,365	1,261,811	795,912	—
Helen of Troy Ltd.	—	95,362,701	(10,444,259)	(569,365)	(8,762,358)	75,586,719	1,413,100	—	—
Helix Energy Solutions Group, Inc.	104,258,014	15,838,660	(22,537,235)	3,138,622	(27,239,755)	73,458,306	8,839,748	—	—
Helmerich & Payne, Inc.	280,710,753	35,953,971	(50,448,281)	2,801,494	(108,341,567)	160,676,370	6,151,469	8,732,626	—
Heritage Financial Corp.	44,863,496	619,573	(5,040,307)	(2,798,505)	13,539,080	51,183,337	2,103,713	2,079,084	—
Hibbett, Inc.(a)	61,077,161	3,293,633	(72,781,737)	45,522,096	(37,111,153)	—	—	—	—

24	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Highwoods Properties, Inc.	$187,403,299	$32,438,698	$(47,709,069)	$4,228,346	$20,890,318	$197,251,592	6,654,912	$12,869,630	$—
Hillenbrand, Inc.	238,257,223	24,838,293	(35,343,268)	(6,539,359)	(116,104,239)	105,108,650	4,354,128	4,110,403	—
HNI Corp.	142,367,324	23,487,250	(31,940,294)	4,029,097	(6,853,736)	131,089,641	2,955,798	4,091,354	—
Hope Bancorp, Inc.	91,648,340	3,019,480	(8,001,652)	(4,671,254)	(3,746,071)	78,248,843	7,473,624	4,378,521	—
Horace Mann Educators Corp.	100,136,924	—	(6,560,587)	(1,779,339)	15,990,453	107,787,451	2,522,524	3,587,162	—
Hub Group, Inc., Class A	182,095,541	27,876,490	(46,506,172)	5,971,008	(29,821,478)	139,615,389	3,756,131	2,023,344	—
Hudson Pacific Properties, Inc.(a)	55,189,483	5,767,153	(30,104,930)	(81,347,612)	50,495,906	—	—	141,001	—
IAC, Inc.	—	288,936,032	(45,049,205)	(3,377,719)	(39,324,709)	201,184,399	4,379,286	—	—
Ichor Holdings Ltd.	76,787,219	17,931,252	(12,734,804)	(1,130,204)	(33,521,214)	47,332,249	2,093,421	—	—
ICU Medical, Inc.	146,979,247	67,290,964	(39,401,969)	6,073,585	29,290,269	210,232,096	1,513,986	—	—
Impinj, Inc.	—	313,570,601	(19,930,662)	(5,306,899)	(158,696,074)	129,636,966	1,429,294	—	—
Inari Medical, Inc.(a)	166,090,927	23,333,793	(291,448,731)	101,996,633	27,378	—	—	—	—
Independent Bank Corp.	147,955,908	—	(11,753,783)	(5,990,491)	34,551,852	164,763,486	2,629,904	6,198,320	—
Independent Bank Group, Inc.(a)	110,740,646	16,754,259	(133,877,585)	(2,467,030)	8,849,710	—	—	2,707,782	—
Ingevity Corp.	109,111,890	18,521,750	(20,197,370)	(1,785,807)	(16,674,749)	88,975,714	2,247,429	—	—
Innospec, Inc.	216,531,908	26,301,300	(39,912,906)	4,094,360	(60,406,755)	146,607,907	1,547,313	2,533,894	—
Innovative Industrial Properties, Inc.	196,591,916	29,921,092	(43,448,521)	(13,337,484)	(74,973,061)	94,753,942	1,751,783	13,725,421	—
Innoviva, Inc.	58,231,202	11,374,045	(18,275,550)	2,204,722	8,215,038	61,749,457	3,405,927	—	—
Insight Enterprises, Inc.	346,915,721	46,154,460	(78,057,641)	18,160,163	(79,699,052)	253,473,651	1,689,937	—	—
Inspire Medical Systems, Inc.	—	432,926,689	(39,000,920)	(3,884,420)	(97,818,297)	292,223,052	1,834,650	—	—
Installed Building Products, Inc.	409,605,812	47,718,568	(75,144,688)	16,161,995	(152,134,043)	246,207,644	1,435,948	4,664,430	—
Insteel Industries, Inc.	50,360,583	4,864,747	(8,130,484)	(1,401,784)	(14,064,945)	31,628,117	1,202,590	1,413,479	—
Integer Holdings Corp.	262,609,926	39,917,320	(61,211,356)	11,981,169	(8,531,574)	244,765,485	2,074,108	—	—
Integra LifeSciences Holdings Corp.	—	145,709,638	(19,522,441)	(5,832,841)	(30,129,342)	90,225,014	4,103,002	—	—
InterDigital, Inc.	185,290,969	37,093,086	(57,980,294)	13,209,096	150,757,210	328,370,067	1,588,247	2,804,072	—
Interface, Inc., Class A	66,217,195	12,398,751	(18,189,433)	1,726,526	9,364,348	71,517,387	3,604,707	152,103	—
International Seaways, Inc.	—	95,099,081	(5,715,854)	(112,012)	(6,470,050)	82,801,165	2,494,011	1,790,335	—
Ironwood Pharmaceuticals, Inc.(a)	80,834,305	6,884,890	(22,773,109)	(89,862,609)	24,916,523	—	—	—	—
Itron, Inc.	284,246,698	45,372,693	(73,911,917)	12,784,936	23,602,460	292,094,870	2,788,229	—	—
J & J Snack Foods Corp.(c)	151,372,390	24,780,407	(36,960,541)	732,757	1,122,758	N/A	N/A	3,122,660	—
Jack in the Box, Inc.	90,464,340	10,193,876	(15,954,154)	(10,747,514)	(42,258,691)	31,697,857	1,165,791	2,235,906	—
JBG SMITH Properties	92,662,861	8,524,832	(17,021,057)	(80,723)	56,311	84,142,224	5,222,981	2,970,577	—
JBT Marel Corp.(j)	225,538,359	154,001,675	(58,707,364)	(1,463,082)	29,527,909	348,897,497	2,855,135	930,026	—
JetBlue Airways Corp.	167,021,826	20,121,075	(41,437,342)	3,413,782	(58,397,234)	90,722,107	18,822,014	—	—
John B Sanfilippo & Son, Inc.	64,605,268	9,125,065	(13,482,303)	283,528	(20,922,660)	39,608,898	558,974	1,882,019	—
John Wiley & Sons, Inc., Class A	109,181,518	18,900,890	(32,280,948)	2,660,114	14,512,731	112,974,305	2,535,330	3,820,943	—
Kadant, Inc.	—	300,153,968	(10,466,512)	(1,215,543)	(43,781,592)	244,690,321	726,278	—	—
Kaiser Aluminum Corp.	95,942,079	11,712,063	(17,908,530)	(2,541,390)	(27,462,545)	59,741,677	985,511	3,204,084	—
Kaman Corp.(a)	88,158,700	592,447	(88,997,896)	1,782,858	(1,536,109)	—	—	—	—
Kennametal, Inc.	133,900,441	20,492,097	(33,794,347)	(1,221,378)	(17,495,910)	101,880,903	4,783,141	4,122,402	—
Kennedy-Wilson Holdings, Inc.	68,667,679	11,737,048	(18,177,442)	(5,663,304)	6,854,243	63,418,224	7,306,247	3,603,051	—

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
KKR Real Estate Finance Trust, Inc.	$39,683,551	$6,463,046	$(15,152,190)	$(4,340,095)	$11,886,406	$38,540,718	3,568,585	$—	$—
Knowles Corp.	96,889,478	16,425,758	(26,269,562)	1,095,450	(5,756,744)	82,384,380	5,420,025	—	—
Kohl’s Corp.	217,953,909	20,560,071	(29,806,974)	(5,561,080)	(146,848,295)	56,297,631	6,882,351	11,896,728	—
Kontoor Brands, Inc.	203,452,260	38,723,933	(60,113,806)	8,719,452	6,011,968	196,793,807	3,068,670	6,670,380	—
Koppers Holdings, Inc.	77,999,677	7,317,851	(12,766,291)	(741,885)	(36,721,264)	35,088,088	1,253,146	394,270	—
Korn Ferry	233,337,852	34,335,011	(57,848,775)	9,641,066	(3,110,584)	216,354,570	3,189,659	5,322,074	—
Kratos Defense & Security Solutions, Inc.	—	292,298,934	(1,045,952)	23,145	(10,665,753)	280,610,374	9,451,343	—	—
Krystal Biotech, Inc.	—	319,545,607	(44,493,978)	(1,316,900)	8,448,293	282,183,022	1,565,075	—	—
Kulicke & Soffa Industries, Inc.	191,938,838	25,892,381	(46,811,689)	2,730,565	(64,891,327)	108,858,768	3,300,751	2,907,722	—
Lakeland Financial Corp.	111,815,586	4,425,934	(10,973,839)	(1,056,342)	(10,366,219)	93,845,120	1,578,821	3,210,227	—
La-Z-Boy, Inc.	109,254,951	17,400,947	(30,780,806)	3,357,175	1,023,615	100,255,882	2,564,745	2,336,340	—
LCI Industries	211,026,488	27,498,897	(41,767,701)	(2,307,187)	(56,802,191)	137,648,306	1,574,383	7,332,240	—
Leggett & Platt, Inc.	—	119,781,822	(18,133,728)	(1,263,424)	(34,657,197)	65,727,473	8,309,415	1,308,380	—
LeMaitre Vascular, Inc.	88,815,428	17,910,150	(23,551,802)	6,138,652	16,826,609	106,139,037	1,265,066	897,361	—
Leslie’s, Inc.(a)	81,012,497	5,988,640	(23,216,988)	(139,163,345)	75,379,196	—	—	—	—
LGI Homes, Inc.	161,558,915	20,767,482	(29,948,135)	1,066,493	(68,407,956)	85,036,799	1,279,326	—	—
Liberty Energy, Inc., Class A	212,251,930	42,806,396	(44,097,307)	(1,959,283)	(50,329,620)	158,672,116	10,023,507	3,115,102	—
Ligand Pharmaceuticals, Inc.	80,927,840	26,787,792	(19,711,635)	2,389,968	32,442,779	122,836,744	1,168,316	—	—
Lincoln National Corp.(d)	N/A	16,682,846	—	—	83,166,926	306,924,709	8,547,054	14,865,885	—
Lindsay Corp	87,669,760	14,770,168	(23,505,112)	(211,227)	6,283,048	85,006,637	671,883	1,028,732	—
LiveRamp Holdings, Inc.	154,634,003	19,359,334	(30,899,278)	(1,666,221)	(35,141,474)	106,286,364	4,066,043	—	—
LTC Properties, Inc.	90,938,923	19,210,007	(20,503,187)	(1,058,430)	10,617,172	99,204,485	2,798,434	4,980,975	—
LXP Industrial Trust	178,269,512	28,217,272	(40,712,116)	(3,012,747)	(3,794,219)	158,967,702	18,377,769	9,672,561	—
M/I Homes, Inc.	256,983,654	37,856,850	(63,946,243)	14,465,010	(53,283,277)	192,075,994	1,682,221	—	—
Macerich Co. (The)	251,312,714	73,590,511	(56,784,369)	6,451,668	(10,701,380)	263,869,144	15,368,034	5,336,957	—
Madison Square Garden Sports Corp., Class A	208,081,912	34,867,582	(52,581,860)	(795,861)	12,140,817	201,712,590	1,035,911	—	—
Magnolia Oil & Gas Corp., Class A	324,595,238	49,319,556	(65,205,688)	336,743	(10,647,625)	298,398,224	11,813,073	6,586,028	—
MARA Holdings, Inc.(k)	—	456,470,489	(38,890,223)	(2,021,174)	(174,216,746)	241,342,346	20,986,291	—	—
Marcus Corp. (The)(a)	23,783,455	751,739	(19,122,637)	(17,131,903)	11,719,346	—	—	116,685	—
MarineMax, Inc.	45,467,684	6,250,981	(9,809,640)	653,132	(15,389,318)	27,172,839	1,263,853	—	—
Masterbrand, Inc.	160,872,762	21,233,875	(32,134,716)	3,893,972	(51,230,004)	102,635,889	7,858,797	—	—
Materion Corp.	183,669,118	22,667,019	(32,856,892)	4,225,801	(73,007,921)	104,697,125	1,283,053	734,674	—
Mativ Holdings, Inc.(a)	68,853,206	7,845,979	(32,330,804)	(108,110,416)	63,742,035	—	—	1,427,443	—
Matson, Inc.	265,182,398	42,088,241	(80,870,975)	19,660,694	17,150,195	263,210,553	2,053,605	2,972,014	—
Matthews International Corp., Class A	64,606,680	8,786,795	(12,304,238)	(6,335,237)	(11,902,035)	42,851,965	1,926,797	1,978,091	—
MaxLinear, Inc.	94,301,983	12,755,549	(16,897,212)	(12,016,511)	(26,432,366)	51,711,443	4,761,643	—	—
MDC Holdings, Inc.(a)	253,760,822	200,267	(254,323,597)	110,590,394	(110,227,886)	—	—	—	—
MDU Resources Group, Inc.	—	369,442,169	(183,075,261)	435,889	26,389,927	213,192,724	12,607,494	3,407,516	—
Medical Properties Trust, Inc.	190,134,937	28,238,610	(60,059,154)	5,069,097	60,486,688	223,870,178	37,126,066	8,360,615	—
Medifast, Inc.(a)	27,979,271	823,218	(15,497,089)	(71,591,006)	58,285,606	—	—	—	—
Mercury Systems, Inc.	104,629,420	18,462,860	(33,136,811)	(238,170)	45,443,837	135,161,136	3,136,717	—	—
Merit Medical Systems, Inc.	295,424,924	51,812,594	(80,012,439)	19,502,718	94,234,129	380,961,926	3,603,840	—	—
Meritage Homes Corp.	431,891,105	59,466,915	(94,478,035)	19,945,898	(99,674,386)	317,151,497	4,474,485	7,376,076	—
Mesa Laboratories, Inc.	38,095,952	6,914,958	(7,390,298)	(2,437,053)	5,399,466	40,583,025	342,011	221,902	—
Metallus, Inc.	57,724,176	7,034,608	(10,811,678)	(895,560)	(22,163,627)	30,887,919	2,311,970	—	—
Methode Electronics, Inc.(a)	29,439,340	599,877	(25,307,321)	(64,366,932)	59,635,036	—	—	335,507	—

26	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
MGE Energy, Inc.	$192,258,801	$30,714,467	$(47,615,339)	$1,987,237	$30,785,488	$208,130,654	2,238,927	$4,227,641	$—
Middlesex Water Co.	63,147,893	7,459,280	(12,696,081)	(4,718,261)	17,838,558	71,031,389	1,108,134	1,554,340	—
MillerKnoll, Inc.	121,771,339	18,491,961	(33,580,389)	1,252,625	(27,279,844)	80,655,692	4,213,986	3,497,910	—
Minerals Technologies, Inc.	165,905,226	24,582,816	(41,155,671)	3,053,398	(27,040,859)	125,344,910	1,971,762	884,486	—
ModivCare, Inc.(a)	19,550,593	—	(17,945,634)	(44,551,662)	42,946,703	—	—	—	—
Monro, Inc.	63,704,744	9,368,392	(12,123,223)	(8,415,768)	(25,202,645)	27,331,500	1,888,839	2,215,751	—
Moog, Inc., Class A	310,010,605	50,943,677	(83,377,718)	16,602,984	9,717,910	303,897,458	1,753,086	2,133,754	—
Movado Group, Inc.(a)	29,513,715	2,576,108	(22,256,969)	(11,159,138)	1,326,284	—	—	1,095,859	—
Mr. Cooper Group, Inc.	339,614,041	4,962,228	(43,661,239)	26,539,218	143,317,903	470,772,151	3,936,222	—	—
Mueller Industries, Inc.(a)	413,464,268	48,526,638	(668,804,307)	461,267,197	(254,453,796)	—	—	3,039,778	—
Mueller Water Products, Inc., Class A	—	260,893,814	(917,577)	2,837	(13,821,632)	246,157,442	9,683,613	—	—
Myers Industries, Inc.(a)	57,828,590	4,070,987	(32,639,712)	(19,384,499)	(9,875,366)	—	—	669,175	—
MYR Group, Inc.	199,465,733	22,847,152	(38,713,481)	6,602,708	(77,467,441)	112,734,671	996,858	—	—
Myriad Genetics, Inc.	127,489,656	18,240,755	(27,260,499)	(4,124,069)	(64,422,379)	49,923,464	5,628,350	—	—
Nabors Industries Ltd.(a)	51,914,858	6,812,640	(32,983,878)	(53,110,610)	27,366,990	—	—	—	—
National Bank Holdings Corp., Class A	90,295,690	—	(5,799,361)	(202,831)	5,838,973	90,132,471	2,355,173	2,777,173	—
National HealthCare Corp.(c)	86,093,317	15,561,166	(32,039,932)	2,687,573	(263,836)	N/A	N/A	1,966,515	—
National Vision Holdings, Inc.	117,699,450	9,858,971	(15,184,941)	(11,327,180)	(38,822,934)	62,223,366	4,868,808	—	—
NBT Bancorp, Inc.	114,503,002	—	(8,277,242)	91,950	18,931,028	125,248,738	2,919,551	4,059,972	—
NCR Atleos Corp.	89,256,550	25,552,553	(25,771,048)	2,096,274	27,101,913	118,236,242	4,482,041	—	—
NCR Voyix Corp.	114,431,766	21,466,462	(20,190,079)	(3,126,227)	(24,589,167)	87,992,755	9,024,898	—	—
Neogen Corp.	—	108,499,884	(430,697)	633	(2,240,427)	105,829,393	12,206,389	—	—
NeoGenomics, Inc.	135,337,127	18,461,824	(26,457,863)	(25,520,103)	(26,507,368)	75,313,617	7,936,103	—	—
NetScout Systems, Inc.	105,320,932	15,841,796	(23,948,599)	(7,417,962)	3,415,118	93,211,285	4,436,520	—	—
New York Mortgage Trust, Inc.	44,236,066	5,341,545	(12,699,967)	(10,852,167)	10,992,659	37,018,136	5,703,873	321,668	—
Newell Brands, Inc.	206,655,495	41,757,190	(39,417,999)	(4,139,499)	(44,900,792)	159,954,395	25,799,096	7,326,829	—
NexPoint Residential Trust, Inc.	48,921,300	4,716,787	(11,771,252)	(332,577)	12,481,550	54,015,808	1,366,451	1,935,458	—
NMI Holdings, Inc., Class A	177,566,683	29,472,969	(51,770,134)	9,068,377	10,964,819	175,302,714	4,862,766	—	—
Northern Oil & Gas, Inc.	245,218,591	46,995,421	(45,620,272)	(661,935)	(60,301,074)	185,630,731	6,140,613	10,481,293	—
Northfield Bancorp, Inc.(a)	25,858,223	321,637	(23,105,698)	(16,146,629)	13,072,467	—	—	342,180	—
Northwest Bancshares, Inc.	98,166,325	603,927	(7,085,350)	(2,838,070)	6,009,082	94,855,914	7,891,507	6,545,146	—
Northwest Natural Holding Co.	92,464,716	18,596,445	(18,603,423)	(3,136,146)	16,680,697	106,002,289	2,481,327	4,899,339	—
Nu Skin Enterprises, Inc., Class A(a)	46,295,787	2,711,195	(26,619,118)	(109,707,773)	87,319,909	—	—	400,197	—
NV5 Global, Inc.(c)	84,619,580	12,037,496	(16,272,431)	(4,576,995)	24,279,593	N/A	N/A	—	—
Oceaneering International, Inc.	159,186,222	24,291,704	(35,696,830)	4,557,812	(16,053,343)	136,285,565	6,248,765	—	—
ODP Corp. (The)	119,796,714	11,809,481	(21,816,986)	(2,279,574)	(80,164,642)	27,344,993	1,908,234	—	—
OFG Bancorp	114,835,642	2,293,987	(13,541,886)	4,981,456	5,113,214	113,682,413	2,840,640	3,088,709	—
O-I Glass, Inc.	173,363,990	18,460,637	(29,096,507)	(4,415,571)	(49,047,391)	109,265,158	9,526,169	—	—
Olympic Steel, Inc.(a)	47,046,671	1,368,136	(26,777,923)	8,428,612	(30,065,496)	—	—	195,049	—
Omnicell, Inc.	89,774,859	17,366,209	(25,079,969)	(4,861,276)	22,916,353	100,116,176	2,863,735	—	—
OPENLANE, Inc.	126,216,648	19,865,581	(32,191,462)	2,517,292	10,964,605	127,372,664	6,606,466	—	—
OraSure Technologies, Inc.(a)	30,618,556	578,057	(22,317,615)	(29,568,399)	20,689,401	—	—	—	—
Organon & Co.	324,517,911	43,848,720	(67,403,588)	1,725,878	(65,562,231)	237,126,690	15,925,231	18,843,215	—
OSI Systems, Inc.	151,681,838	24,245,505	(40,527,770)	8,755,424	43,587,549	187,742,546	966,052	—	—
Otter Tail Corp.	243,381,542	36,006,288	(53,343,905)	(67,063)	(18,104,840)	207,872,022	2,586,438	5,281,755	—

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Outfront Media, Inc.	$164,701,790	$28,820,379	$(47,234,169)	$(102,657)	$(8,695,881)	$137,489,462	8,518,554	$14,994,660	$—
Owens & Minor, Inc.	143,173,635	12,095,879	(20,937,963)	(12,316,829)	(80,752,715)	41,262,007	4,569,436	—	—
Oxford Industries, Inc.	112,066,622	14,137,611	(20,778,254)	(252,370)	(51,637,997)	53,535,612	912,487	2,566,722	—
Pacific Premier Bancorp, Inc.	152,583,384	—	(8,832,341)	(6,391,716)	(10,104,021)	127,255,306	5,968,823	8,169,627	—
Pacira BioSciences, Inc.	91,656,770	10,000,216	(16,116,629)	(16,758,144)	2,157,281	70,939,494	2,854,708	—	—
Palomar Holdings, Inc.	140,410,136	27,241,172	(31,568,128)	5,647,171	83,138,834	224,869,185	1,640,423	—	—
Papa John’s International, Inc.	147,738,047	16,846,106	(26,762,865)	(9,257,239)	(45,656,434)	82,907,615	2,018,199	3,963,137	—
Park National Corp.	131,604,688	22,550,609	(32,243,058)	5,079,421	9,153,882	136,145,542	899,244	4,496,683	—
Pathward Financial, Inc.	86,978,756	—	(16,398,747)	8,541,483	28,540,744	107,662,236	1,475,836	320,593	—
Patrick Industries, Inc.	168,332,872	32,755,713	(34,196,834)	8,323,802	712,203	175,927,756	2,080,508	3,274,772	—
Patterson Cos., Inc.	154,005,164	20,186,994	(37,952,272)	(3,025,209)	19,105,659	152,320,336	4,875,811	4,092,461	—
Patterson-UTI Energy, Inc.	259,086,203	53,253,456	(53,812,393)	806,025	(80,614,347)	178,718,944	21,741,964	7,044,797	—
PDF Solutions, Inc.(c)	69,614,307	10,009,075	(12,983,353)	1,490,409	(25,055,139)	N/A	N/A	—	—
Peabody Energy Corp.	180,432,391	50,195,900	(42,839,594)	(7,693,083)	(78,303,475)	101,792,139	7,512,335	2,275,016	—
Pebblebrook Hotel Trust	125,421,081	12,531,207	(22,423,055)	(1,123,155)	(39,442,376)	74,963,702	7,400,168	120,584	—
Pediatrix Medical Group, Inc.	56,116,907	9,523,489	(13,721,624)	(4,752,150)	28,554,090	75,720,712	5,225,722	—	—
Penguin Solutions, Inc.(l)	92,146,531	10,629,777	(14,662,442)	(13,165)	(30,870,668)	57,230,033	3,294,763	—	—
Penn Entertainment, Inc.	—	216,302,222	(31,109,297)	(710,126)	(32,727,562)	151,755,237	9,304,429	—	—
PennyMac Mortgage Investment Trust	85,896,365	11,486,184	(18,239,169)	(2,667,152)	2,198,535	78,674,763	5,370,291	9,052,988	—
Perdoceo Education Corp.	77,794,259	—	(13,410,187)	3,938,835	27,944,035	96,266,942	3,823,151	2,053,590	—
Perficient, Inc.(a)	132,847,665	12,227,741	(190,977,657)	64,611,894	(18,709,643)	—	—	—	—
Phibro Animal Health Corp., Class A	17,762,924	4,274,752	(6,214,534)	(1,236,577)	12,810,839	27,397,404	1,282,650	642,600	—
Phillips Edison & Co., Inc.	295,590,681	41,444,667	(61,264,112)	806,113	5,873,897	282,451,246	7,740,511	7,471,174	—
Phinia, Inc.	121,178,821	21,273,045	(49,750,829)	6,785,335	7,588,533	107,074,905	2,523,566	2,980,737	—
Photronics, Inc.	119,751,092	16,285,309	(23,230,110)	3,867,921	(35,381,560)	81,292,652	3,915,831	—	—
Piper Sandler Cos	203,757,726	39,923,618	(46,373,535)	14,527,210	34,727,847	246,562,866	995,570	5,626,928	—
PJT Partners, Inc., Class A(d)	N/A	69,480,914	(35,877,779)	4,310,833	52,129,596	202,081,340	1,465,632	1,506,122	—
Plexus Corp.	176,823,465	34,114,949	(56,571,485)	9,975,145	49,895,514	214,237,588	1,672,033	—	—
Powell Industries, Inc.(c)	88,840,309	17,931,940	(24,626,772)	7,792,528	(64,431,255)	N/A	N/A	648,366	—
PRA Group, Inc.	69,490,212	8,705,045	(13,291,741)	(5,596,024)	(9,043,850)	50,263,642	2,437,616	—	—
Premier, Inc., Class A	179,314,936	21,855,197	(69,205,280)	(7,013,114)	(16,106,518)	108,845,221	5,645,499	5,880,425	—
Prestige Consumer Healthcare, Inc.	243,915,011	33,842,522	(56,323,366)	9,580,540	32,333,153	263,347,860	3,063,253	—	—
PriceSmart, Inc.	142,081,464	20,617,464	(34,202,145)	2,149,653	4,130,838	134,777,274	1,534,175	3,666,073	—
Privia Health Group, Inc.	135,905,076	20,223,868	(30,303,311)	(7,298,193)	25,284,835	143,812,275	6,405,892	—	—
ProAssurance Corp.	43,453,464	904,102	(4,766,185)	(9,454,337)	43,790,457	73,927,501	3,166,060	—	—
PROG Holdings, Inc.	104,567,589	17,153,536	(34,964,788)	4,951,937	(23,387,664)	68,320,610	2,568,444	1,379,039	—
Progress Software Corp.	158,417,275	26,229,334	(40,989,911)	5,012,763	(10,457,984)	138,211,477	2,683,197	1,024,475	—
Progyny, Inc.	—	90,382,706	(14,580,762)	384,895	26,141,107	102,327,946	4,580,481	—	—
ProPetro Holding Corp.(c)	46,467,256	7,073,636	(13,334,613)	(8,896,969)	20,888,158	N/A	N/A	—	—
Protagonist Therapeutics, Inc.	—	151,538,580	(26,976,016)	3,488,045	50,167,646	178,218,255	3,685,241	—	—
Proto Labs, Inc.	62,269,171	9,133,986	(16,456,855)	(21,834,173)	19,986,050	53,098,179	1,515,359	—	—
Provident Financial Services, Inc.	72,965,846	29,742,785	—	—	14,976,884	117,685,515	6,854,136	6,100,385	—
Pursuit Attractions & Hospitality, Inc.(c)(m)	55,967,874	8,419,746	(11,197,476)	(1,086,438)	782,556	N/A	N/A	—	—
Qorvo, Inc.	—	440,501,199	(31,514,255)	311,410	8,904,660	418,203,014	5,775,487	—	—
Quaker Chemical Corp.(c)	192,463,746	22,222,538	(35,535,936)	(6,217,456)	(28,656,684)	N/A	N/A	1,688,385	—

28	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Quanex Building Products Corp.	$86,192,111	$37,427,547	$(15,268,102)	$371,808	$(54,463,932)	$54,259,432	2,918,743	$896,859	$—
QuidelOrtho Corp.	—	180,750,052	(21,139,201)	(331,354)	(16,758,702)	142,520,795	4,075,516	—	—
QuinStreet, Inc.	62,392,409	11,610,382	(11,746,343)	2,291,790	(2,263,963)	62,284,275	3,491,271	—	—
Ready Capital Corp.	97,658,707	16,019,623	(23,471,629)	(5,389,417)	(31,781,540)	53,035,744	10,419,596	3,321,598	—
Redwood Trust, Inc.	56,581,824	9,527,008	(16,992,149)	(7,132,091)	7,748,090	49,732,682	8,193,193	2,934,483	—
REGENXBIO, Inc.(a)	57,601,903	7,110,494	(26,826,143)	(97,158,499)	59,272,245	—	—	—	—
Renasant Corp.	116,570,065	18,027,747	(10,651,377)	(324,009)	10,039,957	133,662,383	3,939,357	3,501,444	—
Resideo Technologies, Inc.	221,196,393	32,276,613	(45,148,453)	1,706,492	(48,768,681)	161,262,364	9,110,868	—	—
Resources Connection, Inc.(a)	28,381,896	825,622	(23,420,046)	(11,211,720)	5,424,248	—	—	301,443	—
Retail Opportunity Investments Corp.(a)	109,657,421	20,200,762	(168,486,053)	3,843,383	34,784,487	—	—	3,779,448	—
REX American Resources Corp.	60,573,866	7,420,853	(9,819,625)	1,526,041	(23,074,480)	36,626,655	974,891	—	—
Robert Half, Inc.	—	492,849,081	(85,519,692)	(3,301,768)	(65,214,353)	338,813,268	6,211,059	10,958,010	—
Rogers Corp.	134,316,013	18,464,604	(25,698,014)	(7,855,349)	(48,327,102)	70,900,152	1,049,906	—	—
Rush Enterprises, Inc., Class A	222,647,642	31,308,785	(45,797,822)	(338,221)	(1,961,473)	205,858,911	3,854,314	2,876,812	—
RXO, Inc.	172,853,853	71,153,793	(42,118,823)	1,701,524	(36,267,032)	167,323,315	8,760,383	—	—
Ryman Hospitality Properties, Inc.	—	351,202,881	(1,213,947)	3,225	(11,285,780)	338,706,379	3,704,138	4,257,330	—
S&T Bancorp, Inc.	81,315,390	1,566,761	(7,687,234)	(820,846)	13,355,179	87,729,250	2,367,861	3,305,619	—
Sabre Corp.	62,219,185	13,737,942	(19,327,297)	(7,930,980)	18,337,106	67,035,956	23,856,212	—	—
Safety Insurance Group, Inc.	80,597,815	12,003,472	(16,684,079)	633,491	(4,187,765)	72,362,934	917,380	3,522,613	—
Sally Beauty Holdings, Inc.	87,991,813	12,119,743	(20,586,229)	(1,200,881)	(21,404,645)	56,919,801	6,303,411	—	—
Sanmina Corp.	234,219,748	37,930,226	(66,260,254)	14,661,211	35,358,105	255,909,036	3,359,268	—	—
ScanSource, Inc.	75,101,104	11,521,955	(27,939,959)	3,081,706	(16,373,768)	45,391,038	1,334,638	—	—
Scholastic Corp.	66,855,493	8,440,331	(14,888,223)	(2,873,976)	(27,943,209)	29,590,416	1,567,289	1,333,967	—
Schrodinger, Inc.	99,752,391	11,519,710	(16,829,162)	(10,730,680)	(16,081,637)	67,630,622	3,426,070	—	—
Seacoast Banking Corp.of Florida	143,325,915	462,303	(10,094,981)	(3,672,661)	5,026,056	135,046,632	5,248,606	3,923,964	—
Sealed Air Corp.(d)	N/A	90,101,044	—	—	(57,286,458)	247,726,581	8,571,854	6,245,541	—
Select Medical Holdings Corp.	214,075,673	30,798,434	(112,237,364)	7,876,030	(32,626,297)	107,886,476	6,460,268	3,037,078	—
Semtech Corp.	119,360,948	93,218,447	(35,442,287)	5,549,252	534,301	183,220,661	5,326,182	—	—
Sensient Technologies Corp.	197,426,746	30,079,251	(46,950,246)	2,293,863	12,110,691	194,960,305	2,619,378	4,551,712	—
Service Properties Trust(a)	76,310,453	6,461,195	(42,406,654)	(90,807,193)	50,442,199	—	—	—	—
ServisFirst Bancshares, Inc.	219,561,019	23,185,275	(36,641,776)	1,065,144	49,333,487	256,503,149	3,105,365	2,990,163	—
Shake Shack, Inc., Class A	263,417,588	46,459,308	(50,315,023)	7,976,674	(49,308,010)	218,230,537	2,475,111	—	—
Shenandoah Telecommunications Co.	58,975,232	7,161,459	(14,982,866)	(18,986,598)	3,477,522	35,644,749	2,835,700	293,354	—
Signet Jewelers Ltd.	299,493,299	36,570,492	(58,864,216)	11,107,429	(132,172,284)	156,134,720	2,689,196	3,361,717	—
Simmons First National Corp., Class A	161,479,352	618,843	(10,718,367)	(5,290,233)	13,564,804	159,654,399	7,776,639	6,801,615	—
Simply Good Foods Co. (The)	208,748,051	36,010,991	(51,305,410)	327,279	2,294,980	196,075,891	5,685,007	—	—
Simulations Plus, Inc.	44,532,695	6,379,638	(8,502,076)	(2,805,125)	(14,507,269)	25,097,863	1,023,567	127,791	—
SiTime Corp.	110,029,766	33,607,733	(31,638,577)	3,439,326	65,247,213	180,685,461	1,181,955	—	—

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Six Flags Entertainment Corp.	$128,971,343	$218,495,998	$(65,601,495)	$9,137,011	$(85,302,385)	$205,700,472	5,766,764	$—	$—
SJW Group	111,631,584	16,153,304	(21,353,375)	(4,177,760)	70,909	102,324,662	1,870,994	3,144,179	—
SkyWest, Inc.	191,019,809	36,581,273	(57,774,601)	14,523,480	33,536,665	217,886,626	2,493,838	—	—
SL Green Realty Corp.	241,273,192	56,841,625	(51,919,275)	10,216,399	(6,523,512)	249,888,429	4,330,822	13,167,688	—
SM Energy Co.	389,494,401	46,599,090	(75,449,640)	15,868,471	(164,612,268)	211,900,054	7,075,127	5,683,419	—
SolarEdge Technologies, Inc.	272,323,997	15,257,032	(21,938,276)	(36,589,021)	(171,083,672)	57,970,060	3,582,822	—	—
Sonos, Inc.	159,420,737	18,709,874	(31,514,351)	(25,971,079)	(42,085,673)	78,559,508	7,362,653	—	—
Southside Bancshares, Inc.	56,835,221	1,946,211	(7,059,703)	(1,043,701)	572,513	51,250,541	1,769,701	2,669,650	—
SpartanNash Co.	47,408,739	7,305,222	(11,852,520)	(2,074,489)	2,277,846	43,064,798	2,125,607	1,922,335	—
Sprinklr, Inc., Class A(d)	N/A	44,360,477	(19,717,262)	(6,644,059)	(29,999,618)	58,336,766	6,986,439	—	—
SPS Commerce, Inc.	458,220,474	66,060,244	(86,265,164)	21,824,580	(148,393,304)	311,446,830	2,346,469	—	—
SPX Technologies, Inc.	379,566,448	63,868,898	(93,458,554)	26,131,936	(6,928,405)	369,180,323	2,866,752	—	—
STAAR Surgical Co.	126,185,847	17,523,314	(23,375,905)	(4,687,080)	(61,952,953)	53,693,223	3,045,560	—	—
Standard Motor Products, Inc.	42,476,548	9,450,252	(7,841,504)	(1,666,178)	(10,023,456)	32,395,662	1,299,465	1,527,390	—
Standex International Corp.	146,514,355	21,387,273	(32,062,326)	5,577,367	(22,686,726)	118,729,943	735,671	968,158	—
Stellar Bancorp, Inc.	77,165,464	11,578,463	(17,094,696)	(881,590)	10,551,736	81,319,377	2,939,963	1,681,729	—
Stepan Co.	129,222,617	16,722,387	(25,161,286)	(7,460,676)	(41,367,434)	71,955,608	1,307,333	2,120,336	—
StepStone Group, Inc., Class A	—	214,849,713	(25,681,398)	2,440,210	22,451,168	214,059,693	4,098,405	2,781,252	—
Steven Madden Ltd.	200,254,146	33,937,875	(42,613,792)	3,479,994	(76,147,173)	118,911,050	4,463,628	3,913,123	—
Stewart Information Services Corp.	118,015,587	3,348,433	(10,048,550)	1,664,616	9,504,604	122,484,690	1,716,674	3,506,289	—
StoneX Group, Inc.	129,396,999	23,122,319	(29,144,998)	9,770,363	70,193,847	203,338,530	2,662,196	—	—
Strategic Education, Inc.	152,976,436	31,768,976	(27,888,488)	2,095,240	(32,677,080)	126,275,084	1,503,991	3,629,831	—
Stride, Inc.	169,468,753	41,984,799	(48,667,675)	12,636,595	159,142,831	334,565,303	2,644,785	—	—
Sturm Ruger & Co., Inc.	55,414,613	7,801,315	(14,328,271)	(5,271,547)	(2,827,904)	40,788,206	1,038,132	786,742	—
Summit Hotel Properties, Inc.	47,449,138	4,913,963	(8,552,961)	(5,312,913)	(2,233,732)	36,263,495	6,703,049	2,257,100	—
SunCoke Energy, Inc.	63,760,352	9,706,340	(12,966,100)	(11,870)	(12,509,379)	47,979,343	5,215,146	2,536,734	—
Sunrun, Inc.	193,939,904	28,058,148	(37,317,732)	(2,297,607)	(101,101,278)	81,281,435	13,870,552	—	—
Sunstone Hotel Investors, Inc.	154,572,981	20,482,455	(36,028,629)	(56,297)	(22,079,866)	116,890,644	12,421,960	4,632,457	—
Supernus Pharmaceuticals, Inc.	126,221,463	18,277,155	(27,160,920)	229,325	(5,751,973)	111,815,050	3,414,200	—	—
Sylvamo Corp.	147,284,474	24,883,383	(44,726,186)	9,433,961	4,556,889	141,432,521	2,108,730	3,718,073	—
Tandem Diabetes Care, Inc.	155,953,076	22,997,685	(35,429,480)	(179,390)	(65,540,852)	77,801,039	4,060,597	—	—
Tanger, Inc.	214,753,381	28,196,484	(41,175,167)	8,110,347	21,398,990	231,284,035	6,844,748	7,859,252	—
TechTarget, Inc.(c)	57,952,091	7,348,524	(28,355,707)	2,432,079	10,917,044	N/A	N/A	—	—
TEGNA, Inc.	—	174,631,646	(25,240,124)	1,754,540	30,378,395	181,524,457	9,962,923	2,629,228	—
Teleflex, Inc.	—	407,963,259	(1,388,325)	(3,909)	(9,688,654)	396,882,371	2,872,005	—	—
Telephone & Data Systems, Inc.	107,208,339	25,635,580	(42,468,262)	6,622,889	136,611,441	233,609,987	6,030,201	1,029,049	—
Tennant Co.	153,845,649	18,140,086	(26,538,221)	1,943,080	(54,330,877)	93,059,717	1,166,893	1,424,943	—
Teradata Corp.	—	136,052,006	(530,654)	13,400	(2,512,657)	133,022,095	5,917,353	—	—
Terreno Realty Corp.	—	386,941,229	(24,227,979)	1,367,868	25,990,518	390,071,636	6,170,067	3,022,692	—
TG Therapeutics, Inc.	—	230,398,344	(30,465,795)	4,073,332	121,434,513	325,440,394	8,253,624	—	—
Thryv Holdings, Inc.	46,606,862	13,314,975	(6,795,493)	(2,993,037)	(17,557,682)	32,575,625	2,542,984	—	—
Tompkins Financial Corp.	42,574,609	7,827,210	(11,484,934)	(2,108,739)	12,095,572	48,903,718	776,496	2,023,190	—
Topgolf Callaway Brands Corp.(c)	155,163,763	17,230,064	(25,031,419)	(5,284,269)	(20,881,663)	N/A	N/A	—	—
TransMedics Group, Inc.	—	345,248,880	(14,580,231)	(7,438,244)	(183,608,661)	139,621,744	2,075,234	—	—
TreeHouse Foods, Inc.	132,385,675	17,910,508	(39,468,105)	(2,529,054)	(32,628,229)	75,670,795	2,793,311	—	—

30	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Tri Pointe Homes, Inc.	$253,389,122	$39,057,356	$(66,712,868)	$9,215,863	$(50,225,177)	$184,724,296	5,787,102	$—	$—
Trinity Industries, Inc.	153,995,767	28,856,659	(41,582,603)	3,612,256	(1,770,916)	143,111,163	5,100,184	6,087,970	—
TripAdvisor, Inc.	202,911,686	18,882,350	(26,415,999)	(2,171,409)	(96,757,035)	96,449,593	6,806,605	—	—
Triumph Financial, Inc.	115,489,523	17,505,399	(23,571,214)	3,004,680	(33,920,266)	78,508,122	1,358,272	—	—
Triumph Group, Inc.	61,312,049	—	—	—	41,988,970	103,301,019	4,076,599	—	—
Trupanion, Inc.(c)	66,633,587	13,438,070	(26,950,072)	(19,285,764)	104,606,250	N/A	N/A	—	—
TrustCo Bank Corp.	35,514,998	527,000	(3,042,811)	(1,264,896)	4,145,332	35,879,623	1,177,153	1,776,725	—
Trustmark Corp.	113,806,258	—	(8,615,576)	(280,706)	25,317,469	130,227,445	3,775,803	3,657,775	—
TTM Technologies, Inc.	108,632,143	21,300,253	(33,458,557)	4,770,365	28,072,515	129,316,719	6,305,057	—	—
Two Harbors Investment Corp.	92,300,806	13,197,258	(24,900,544)	(14,793,598)	19,837,860	85,641,782	6,410,313	8,117,982	—
U.S. Physical Therapy, Inc.	114,832,471	15,216,759	(21,756,977)	(1,956,356)	(38,804,190)	67,531,707	933,274	1,745,134	—
U.S. Silica Holdings, Inc.(a)	64,870,433	4,238,254	(85,084,375)	9,932,300	6,043,388	—	—	—	—
UFP Technologies, Inc.	120,318,315	20,465,441	(25,318,285)	2,204,313	(26,748,800)	90,920,984	450,751	—	—
Ultra Clean Holdings, Inc.	139,488,908	18,350,545	(26,372,495)	1,136,285	(72,957,467)	59,645,776	2,785,884	—	—
UniFirst Corp.	176,994,333	29,411,710	(45,548,625)	1,256,510	(650,280)	161,463,648	927,952	1,344,694	—
United Community Banks, Inc.	207,604,711	—	(13,476,700)	(4,781,334)	18,526,062	207,872,739	7,389,717	7,271,338	—
United Fire Group, Inc.	31,301,864	4,261,809	(7,437,810)	(2,737,854)	13,384,533	38,772,542	1,316,108	888,129	—
United Natural Foods, Inc.	46,247,422	10,687,626	(17,070,740)	(8,548,623)	70,156,815	101,472,500	3,704,728	—	—
Uniti Group, Inc.	95,117,599	14,163,281	(19,445,709)	(11,627,511)	(2,140,669)	76,066,991	15,092,657	2,021,277	—
Unitil Corp.	56,924,500	9,273,706	(13,591,674)	(87,811)	5,426,615	57,945,336	1,004,426	1,834,626	—
Universal Corp.	86,291,355	13,648,693	(20,835,076)	(967,448)	7,433,282	85,570,806	1,526,687	5,164,329	—
Universal Health Realty Income Trust	31,627,868	5,349,331	(9,093,811)	(2,945,296)	7,329,786	32,267,878	787,790	1,637,809	—
Upbound Group, Inc.	106,422,507	22,020,339	(17,671,191)	4,207,298	(39,315,381)	75,663,572	3,157,912	4,594,127	—
Urban Edge Properties	137,221,047	28,290,659	(30,911,373)	1,942,180	10,851,051	147,393,564	7,757,556	5,522,160	—
Varex Imaging Corp.(a)	49,787,344	2,899,187	(32,657,682)	(42,029,799)	22,000,950	—	—	—	—
Vector Group Ltd.(a)	98,123,455	8,243,285	(142,140,129)	52,265,417	(16,492,028)	—	—	3,575,080	—
Veeco Instruments, Inc.	133,835,777	19,633,012	(26,576,611)	4,807,066	(59,675,457)	72,023,787	3,586,842	—	—
Vericel Corp.	167,672,945	23,950,172	(31,101,892)	413,960	(24,757,265)	136,177,920	3,051,948	—	—
Veris Residential, Inc.	82,807,301	15,166,534	(23,504,047)	964,268	9,066,877	84,500,933	4,994,145	534,685	—
Veritex Holdings, Inc.	73,789,592	—	(5,360,194)	(3,606,066)	19,427,271	84,250,603	3,374,073	2,804,048	—
Verra Mobility Corp., Class A	280,454,925	39,971,205	(65,660,187)	6,733,601	(32,106,099)	229,393,445	10,190,735	—	—
Vestis Corp.	171,066,689	18,410,468	(45,262,773)	(9,705,064)	(64,354,168)	70,155,152	7,086,379	1,131,423	—
Viavi Solutions, Inc.	136,641,825	19,716,946	(31,807,458)	(8,478,698)	37,709,944	153,782,559	13,742,856	—	—
Victoria’s Secret & Co.	101,365,792	19,378,887	(27,931,484)	760,575	(3,252,265)	90,321,505	4,861,222	—	—
Virtu Financial, Inc., Class A	—	154,458,756	(47,426,573)	8,195,973	75,221,079	190,449,235	4,996,045	3,939,950	—
Virtus Investment Partners, Inc.	113,691,887	13,930,070	(23,698,298)	2,311,982	(35,936,030)	70,299,611	407,865	3,614,356	—
Vishay Intertechnology, Inc.	—	127,253,877	(7,789,472)	(91,909)	(8,911,730)	110,460,766	6,947,218	714,791	—
Vista Outdoor, Inc.(a)	128,738,107	16,994,721	(191,291,348)	80,999,849	(35,441,329)	—	—	—	—
Wabash National Corp.(a)	91,802,028	9,781,783	(47,185,941)	(11,468,883)	(42,928,987)	—	—	923,782	—
WaFd, Inc.	133,084,058	40,312,758	(21,763,467)	(1,006,021)	(6,552,804)	144,074,524	5,041,096	5,120,456	—
Walker & Dunlop, Inc.	228,297,471	32,834,564	(59,591,745)	6,520,091	(38,329,447)	169,730,934	1,988,413	5,639,636	—
WD-40 Co.	232,005,109	35,052,480	(52,719,921)	7,167,628	(17,126,504)	204,378,792	837,618	3,160,729	—
Werner Enterprises, Inc.	—	167,903,058	(30,111,992)	(956,973)	(24,784,623)	112,049,470	3,824,214	1,682,983	—
Westamerica BanCorp	86,355,416	3,559,977	(8,847,672)	(1,775,906)	4,693,026	83,984,841	1,658,796	3,048,093	—
Whitestone REIT	40,052,823	5,885,462	(10,861,464)	982,612	4,831,942	40,891,375	2,806,546	1,498,787	—
WillScot Holdings Corp., Class A	—	341,151,177	(1,176,723)	3,527	(22,359,923)	317,618,058	11,425,110	—	—

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
Winnebago Industries, Inc.	$146,130,168	$18,067,290	$(28,146,118)	$(292,336)	$(75,258,443)	$60,500,561	1,755,675	$2,507,552	$—
WK Kellogg Co.(c)	83,731,628	11,915,495	(18,601,377)	2,374,074	(24,141,029)	N/A	N/A	2,804,137	—
Wolfspeed, Inc.	—	80,949,834	(4,920,542)	(786,264)	(45,810,935)	29,432,093	9,618,331	—	—
Wolverine World Wide, Inc.	60,404,233	13,914,352	(19,995,553)	(6,802,808)	21,337,364	68,857,588	4,950,222	1,543,248	—
World Kinect Corp.	108,100,039	16,667,635	(30,849,236)	(2,434,734)	10,354,901	101,838,605	3,590,924	2,574,003	—
WSFS Financial Corp.	181,742,487	—	(19,688,694)	(1,353,926)	27,603,742	188,303,609	3,630,299	2,305,495	—
Xencor, Inc.	90,997,852	25,939,302	(18,278,887)	(12,111,520)	(40,510,616)	46,036,131	4,326,704	—	—
Xenia Hotels & Resorts, Inc.	107,196,752	17,579,003	(29,516,686)	(7,697,117)	(13,532,952)	74,029,000	6,294,983	3,237,989	—
Xerox Holdings Corp.	136,703,750	12,499,195	(17,071,297)	(5,621,998)	(91,952,034)	34,557,616	7,154,786	6,458,962	—
XPEL, Inc.	77,628,307	10,429,743	(11,261,144)	(3,324,078)	(32,290,970)	41,181,858	1,401,697	—	—
Xperi, Inc.(a)	35,514,951	601,315	(23,925,493)	(45,649,564)	33,458,791	—	—	—	—
Yelp, Inc.	182,689,014	23,009,429	(43,203,443)	639,293	(12,432,672)	150,701,621	4,069,717	—	—
Ziff Davis, Inc.	—	156,678,009	(21,555,760)	(384,516)	(35,424,541)	99,313,192	2,642,714	—	—
Zurn Elkay Water Solutions Corp.	—	346,582,978	(37,845,753)	(866,627)	(16,550,640)	291,319,958	8,833,231	1,650,074	—

				$1,963,607,945	$(5,648,595,409)	$73,363,635,387		$1,230,674,370	$—

(a)	As of period end, the entity is no longer held.

(b)	Formerly the Brightsphere Investment Group, Inc.

(c)	As of period end, the entity was not considered an affiliate.

(d)	As of the beginning of the period, the entity was not considered an affiliate.

(e)	Represents net amount purchased (sold).

(f)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(g)	Formerly the Community Bank System, Inc.

(h)	Formerly Arch Resources, Inc. and CONSOL Energy, Inc.

(i)	Formerly the Hannon Armstrong Sustainable Infrastructure Capital, Inc.

(j)	Formerly the John Bean Technologies Corp.

(k)	Formerly the Marathon Digital Holdings, Inc.

(l)	Formerly the SMART Global Holdings, Inc.

(m)	Formerly the Viad Corp.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	2,105	06/20/25	$213,352	$1,489,165

32	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/18/26–08/19/26	$338,139,906	$(5,347,985	)(c)	$333,313,590	0.4%
	Monthly	HSBC Bank PLC(d)	02/09/28	590,949,707	(3,519,210	)(e)	588,415,002	0.8
	Monthly	JPMorgan Chase Bank NA(f)	02/09/26	127,948,196	3,067,369	(g)	131,393,395	0.2

					$(5,799,826)		$1,053,121,987

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(521,669) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(984,505) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(377,830) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0-175 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination dates August 18, 2026 to August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Triumph Group, Inc.	461,688	$11,699,174	3.5%

Banks
Berkshire Hills Bancorp, Inc.	163,438	4,264,097	1.3
Central Pacific Financial Corp.	41,778	1,129,677	0.3
Eagle Bancorp, Inc.	701	14,721	0.0
Renasant Corp.	5,239	177,759	0.1
Southside Bancshares, Inc.	6,476	187,545	0.1
United Community Banks, Inc.	2,245	63,152	0.0
WaFd, Inc.	8,754	250,189	0.1
Westamerica BanCorp	2,915	147,587	0.0

		6,234,727

Capital Markets
Moelis & Co., Class A	1,116,539	65,161,216	19.6

Commercial Services & Supplies
Enviri Corp.	25,694	170,865	0.0
Pitney Bowes, Inc.	1,762,108	15,947,078	4.8

		16,117,943

Communications Equipment
Extreme Networks, Inc.	2,201,766	29,129,364	8.7

Consumer Finance
Bread Financial Holdings, Inc.	45,474	2,277,338	0.7

	Shares	Value	% of Basket Value

Containers & Packaging
Sealed Air Corp.	145,631	$4,208,736	1.3%

Diversified REITs
Global Net Lease, Inc.	101,459	815,730	0.2

Diversified Telecommunication Services
Lumen Technologies, Inc.	1,061,544	4,161,253	1.2

Energy Equipment & Services
Tidewater, Inc.	41,501	1,754,247	0.5

Financial Services
Jackson Financial, Inc., Class A	1,252,098	104,900,771	31.5
Radian Group, Inc.	5,646	186,713	0.0

		105,087,484

Health Care Providers & Services
RadNet, Inc.	296,652	14,749,537	4.4

Insurance
Lincoln National Corp.	207,774	7,461,164	2.2
SiriusPoint Ltd.	1,476,526	25,529,135	7.7

		32,990,299

Metals & Mining
Warrior Met Coal, Inc.	45,821	2,186,578	0.7

Mortgage Real Estate Investment Trusts (REITs)
Arbor Realty Trust, Inc.	1,628,028	19,129,329	5.7

Office REITs
Douglas Emmett, Inc.	373,105	5,969,680	1.8

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	620,339	8,846,034	2.7

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Retail REITs
SITE Centers Corp.	202,282	$2,597,301	0.8%

Water Utilities
Middlesex Water Co.	3,083	197,620	0.1

Net Value of Reference Entity — Goldman Sachs Bank USA		$333,313,590

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 9, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Triumph Group, Inc.	252,517	$6,398,781	1.1%

Banks
Atlantic Union Bankshares Corp.	2,489,264	77,515,681	13.2
Preferred Bank	182,020	15,227,793	2.6
Provident Financial Services, Inc.	1,221,866	20,979,439	3.5
Renasant Corp.	1,748,671	59,332,407	10.1
Westamerica BanCorp	2,915	147,587	0.0

		173,202,907

Consumer Finance
Bread Financial Holdings, Inc.	1,216,164	60,905,493	10.4

Containers & Packaging
Sealed Air Corp.	299,435	8,653,671	1.5

Diversified REITs
Global Net Lease, Inc.	3,080,388	24,766,320	4.2

Diversified Telecommunication Services
Lumen Technologies, Inc.	14,684,197	57,562,052	9.8

Energy Equipment & Services
Tidewater, Inc.	446,355	18,867,426	3.2

Financial Services
Jackson Financial, Inc., Class A	1,698,996	142,341,885	24.2

	Shares	Value	% of Basket Value

Insurance
Lincoln National Corp.	1,787,750	$64,198,102	10.9%

Metals & Mining
Warrior Met Coal, Inc.	756	36,076	0.0

Office REITs
Douglas Emmett, Inc.	1,891,172	30,258,752	5.1

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	85,802	1,223,537	0.2

Net Value of Reference Entity — HSBC Bank PLC		$588,415,002

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 9, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Central Pacific Financial Corp.	35,828	$968,789	0.7%

Communications Equipment
Extreme Networks, Inc.	88,670	1,173,104	0.9

Financial Services
Radian Group, Inc.	2,365,207	78,217,396	59.5

Health Care Providers & Services
RadNet, Inc.	221,265	11,001,296	8.4

Metals & Mining
Warrior Met Coal, Inc.	753,842	35,973,340	27.4

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	52,862	753,812	0.6

Retail REITs
SITE Centers Corp.	257,450	3,305,658	2.5

Net Value of Reference Entity — JPMorgan Chase Bank NA		$131,393,395

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$3,067,369	$(8,867,195)

34	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,489,165	$—	$—	$—	$1,489,165
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	—	3,067,369	—	—	—	3,067,369

	$—	$—	$4,556,534	$—	$—	$—	$4,556,534

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$—	$8,867,195	$—	$—	$—	$8,867,195

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(12,023,656)	$—	$—	$—	$(12,023,656)
Swaps	—	—	123,000,721	—	—	—	123,000,721

	$—	$—	$110,977,065	$—	$—	$—	$110,977,065

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,043,299)	$—	$—	$—	$(2,043,299)
Swaps	—	—	(81,929,651)	—	—	—	(81,929,651)

	$—	$—	$(83,972,950)	$—	$—	$—	$(83,972,950)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$244,363,521
Total return swaps:
Average notional value	1,265,551,213

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$1,453,500
Swaps — OTC(a)	3,067,369	8,867,195

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,067,369	$10,320,695

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,453,500)

Total derivative assets and liabilities subject to an MNA	$3,067,369	$8,867,195

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P Small-Cap ETF

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
JPMorgan Chase Bank N.A.	$ 3,067,369	$—	$—	$(3,067,369)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Goldman Sachs Bank USA	$ 5,347,985	$—	$—	$(5,347,985)	$—
HSBC Bank PLC	3,519,210	—	—	(3,519,210)	—

	$ 8,867,195	$—	$—	$(8,867,195)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$77,142,821,076	$—	$10	$77,142,821,086

Short-Term Securities
Money Market Funds	5,123,949,136	—	—	5,123,949,136

	$82,266,770,212	$—	$10	$82,266,770,222

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,489,165	$3,067,369	$—	$4,556,534
Liabilities
Equity Contracts	—	(8,867,195)	—	(8,867,195)

	$1,489,165	$(5,799,826)	$—	$(4,310,661)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments March 31, 2025	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(a)	55,987	$29,446,363
BWX Technologies, Inc.	71,235	7,027,333
Curtiss-Wright Corp.	29,221	9,270,947
General Electric Co.	340,931	68,237,339
Hexcel Corp.	31,170	1,706,869
Howmet Aerospace, Inc.	313,800	40,709,274
RTX Corp.	588,283	77,923,966
TransDigm Group, Inc.	43,451	60,105,334
Woodward, Inc.	46,453	8,477,208

		302,904,633

Automobile Components — 0.0%
Gentex Corp.	72,271	1,683,914

Automobiles — 2.9%
Tesla, Inc.(a)	2,168,074	561,878,058

Banks — 1.8%
Commerce Bancshares, Inc.	54,650	3,400,870
Cullen/Frost Bankers, Inc.	34,923	4,372,360
East West Bancorp, Inc.	108,737	9,760,233
First Financial Bankshares, Inc.	55,096	1,979,048
Glacier Bancorp, Inc.	39,209	1,733,822
Home BancShares, Inc.	58,172	1,644,522
International Bancshares Corp.	29,376	1,852,451
JPMorgan Chase & Co.	1,234,804	302,897,421
Pinnacle Financial Partners, Inc.	38,507	4,083,282
Synovus Financial Corp.	55,952	2,615,197
UMB Financial Corp.	30,688	3,102,557
Western Alliance Bancorp	85,061	6,535,237
Wintrust Financial Corp.	27,729	3,118,403
Zions Bancorp N.A.	46,347	2,310,861

		349,406,264

Beverages — 0.1%
Celsius Holdings, Inc.(a)	78,339	2,790,435
Coca-Cola Consolidated, Inc.	4,516	6,096,600
Monster Beverage Corp.(a)	238,724	13,970,129

		22,857,164

Biotechnology — 1.7%
AbbVie, Inc.	574,448	120,358,345
Amgen, Inc.	179,310	55,864,030
Cytokinetics, Inc.(a)	45,921	1,845,565
Exelixis, Inc.(a)	216,842	8,005,807
Halozyme Therapeutics, Inc.(a)(b)	99,340	6,338,885
Incyte Corp.(a)	74,596	4,516,788
Neurocrine Biosciences, Inc.(a)	78,853	8,721,142
Roivant Sciences Ltd.(a)	332,102	3,350,909
Sarepta Therapeutics, Inc.(a)	74,263	4,739,465
United Therapeutics Corp.(a)	34,687	10,692,961
Vertex Pharmaceuticals, Inc.(a)	198,951	96,455,424

		320,889,321

Broadline Retail — 4.3%
Amazon.com, Inc.(a)	4,238,379	806,393,989
eBay, Inc.	250,119	16,940,560
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	28,282	3,290,893

		826,625,442

Building Products — 0.7%
AAON, Inc.	52,218	4,079,792
Advanced Drainage Systems, Inc.	26,504	2,879,660
Allegion PLC	35,634	4,648,812
Builders FirstSource, Inc.(a)	46,813	5,848,816

Security	Shares	Value

Building Products (continued)
Carlisle Cos., Inc.	34,443	$11,727,841
Carrier Global Corp.	300,318	19,040,161
Lennox International, Inc.	24,843	13,932,700
Masco Corp.	69,422	4,827,606
Owens Corning	67,304	9,612,357
Simpson Manufacturing Co., Inc.	21,635	3,398,426
Trane Technologies PLC	173,774	58,547,936
Trex Co., Inc.(a)	40,495	2,352,760

		140,896,867

Capital Markets — 2.0%
Affiliated Managers Group, Inc.	9,929	1,668,370
Ameriprise Financial, Inc.	74,530	36,080,718
Bank of New York Mellon Corp. (The)	300,256	25,182,471
Carlyle Group, Inc. (The)	63,574	2,771,191
Evercore, Inc., Class A	27,612	5,514,669
FactSet Research Systems, Inc.	13,225	6,012,614
Federated Hermes, Inc., Class B	41,228	1,680,866
Hamilton Lane, Inc., Class A	32,326	4,805,906
Houlihan Lokey, Inc., Class A	41,635	6,724,052
Interactive Brokers Group, Inc., Class A	84,359	13,969,007
Intercontinental Exchange, Inc.	231,940	40,009,650
Janus Henderson Group PLC	39,419	1,424,997
Jefferies Financial Group, Inc.	66,857	3,581,529
KKR & Co., Inc., Class A	229,769	26,563,594
Moody’s Corp.	62,363	29,041,825
Morgan Stanley	431,407	50,332,255
Morningstar, Inc.	21,150	6,342,251
MSCI, Inc., Class A	60,164	34,022,742
Nasdaq, Inc.	131,800	9,998,348
Raymond James Financial, Inc.	88,518	12,296,035
S&P Global, Inc.	114,707	58,282,627
SEI Investments Co.	46,734	3,627,960
Stifel Financial Corp.	56,442	5,320,223

		385,253,900

Chemicals — 0.4%
Axalta Coating Systems Ltd.(a)	93,369	3,097,050
Cabot Corp.	24,887	2,069,105
Ecolab, Inc.	95,420	24,190,878
NewMarket Corp.	2,809	1,591,158
RPM International, Inc.	56,829	6,573,979
Scotts Miracle-Gro Co. (The)	13,698	751,883
Sherwin-Williams Co. (The)	102,579	35,819,561

		74,093,614

Commercial Services & Supplies — 1.1%
Brink’s Co. (The)	17,894	1,541,747
Cintas Corp.	265,317	54,530,603
Clean Harbors, Inc.(a)	39,979	7,879,861
Copart, Inc.(a)(b)	681,166	38,547,184
MSA Safety, Inc.	15,593	2,287,337
RB Global, Inc.	143,837	14,426,851
Republic Services, Inc.	157,262	38,082,566
Rollins, Inc.	124,270	6,714,308
Tetra Tech, Inc.	208,420	6,096,285
Veralto Corp.	91,714	8,937,529
Waste Management, Inc.	149,936	34,711,684

		213,755,955

Communications Equipment — 0.7%
Arista Networks, Inc.(a)	800,335	62,009,956
Ciena Corp.(a)	67,758	4,094,616
F5, Inc.(a)	20,785	5,534,422

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Lumentum Holdings, Inc.(a)	33,901	$2,113,388
Motorola Solutions, Inc.	129,477	56,686,325

		130,438,707

Construction & Engineering — 0.3%
AECOM	55,758	5,170,439
Comfort Systems U.S.A., Inc.	27,538	8,876,324
EMCOR Group, Inc.	35,867	13,257,519
MasTec, Inc.(a)	47,843	5,583,757
Quanta Services, Inc.	114,733	29,162,834
Valmont Industries, Inc.	11,300	3,224,681

		65,275,554

Construction Materials — 0.2%
Eagle Materials, Inc.(b)	26,117	5,796,146
Knife River Corp.(a)	43,925	3,962,474
Martin Marietta Materials, Inc.	24,787	11,851,408
Vulcan Materials Co.	63,923	14,913,236

		36,523,264

Consumer Finance — 0.9%
American Express Co.	429,996	115,690,424
Discover Financial Services	194,407	33,185,275
FirstCash Holdings, Inc.	19,307	2,323,018
SLM Corp.	165,917	4,872,982
Synchrony Financial	301,185	15,944,734

		172,016,433

Consumer Staples Distribution & Retail — 2.8%
BJ’s Wholesale Club Holdings, Inc.(a)(b)	48,311	5,512,285
Casey’s General Stores, Inc.	20,122	8,733,753
Costco Wholesale Corp.	343,913	325,266,037
Maplebear, Inc.(a)	57,888	2,309,152
Sprouts Farmers Market, Inc.(a)	77,604	11,845,475
Walmart, Inc.	2,251,830	197,688,156

		551,354,858

Containers & Packaging — 0.1%
AptarGroup, Inc.	28,003	4,155,085
Graphic Packaging Holding Co.	93,582	2,429,389
Packaging Corp. of America	34,521	6,835,848

		13,420,322

Diversified Consumer Services — 0.1%
Duolingo, Inc., Class A(a)	29,471	9,151,924
Grand Canyon Education, Inc.(a)	22,102	3,824,088
H&R Block, Inc.	106,998	5,875,260
Service Corp. International	69,697	5,589,700

		24,440,972

Diversified Telecommunication Services — 0.0%
Iridium Communications, Inc.	43,372	1,184,923

Electric Utilities — 0.8%
Constellation Energy Corp.	242,292	48,853,336
IDACORP, Inc.	17,152	1,993,405
NextEra Energy, Inc.	1,067,461	75,672,310
NRG Energy, Inc.	157,530	15,037,814
PPL Corp.	302,552	10,925,153

		152,482,018

Electrical Equipment — 1.2%
Acuity, Inc.	23,770	6,259,830
AMETEK, Inc.	84,880	14,611,243
Eaton Corp. PLC	306,186	83,230,540
Emerson Electric Co.	297,083	32,572,180
GE Vernova, Inc.	214,290	65,418,451

Security	Shares	Value

Electrical Equipment (continued)
Generac Holdings, Inc.(a)	28,783	$3,645,367
Hubbell, Inc.	41,539	13,745,671
nVent Electric PLC	129,850	6,806,737

		226,290,019

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	935,601	61,366,070
Belden, Inc.	31,124	3,120,181
Cognex Corp.	52,803	1,575,113
Coherent Corp.(a)	120,082	7,798,125
Crane NXT Co.	15,324	787,654
Fabrinet(a)	28,178	5,565,437
Novanta, Inc.(a)	17,829	2,279,794
Trimble, Inc.(a)	83,469	5,479,740
Vontier Corp.	51,817	1,702,188
Zebra Technologies Corp., Class A(a)	17,978	5,079,864

		94,754,166

Energy Equipment & Services — 0.0%
ChampionX Corp.	62,981	1,876,834
Valaris Ltd.(a)(b)	47,807	1,876,903
Weatherford International PLC	27,721	1,484,459

		5,238,196

Entertainment — 1.8%
Electronic Arts, Inc.	74,451	10,759,659
Live Nation Entertainment, Inc.(a)(b)	122,207	15,957,790
Netflix, Inc.(a)	331,408	309,047,902
TKO Group Holdings, Inc., Class A	51,556	7,878,272
Warner Music Group Corp., Class A	54,059	1,694,750

		345,338,373

Financial Services — 7.2%
Apollo Global Management, Inc.	346,313	47,424,102
Berkshire Hathaway, Inc., Class B(a)	695,853	370,597,391
Corpay, Inc.(a)(b)	54,500	19,005,240
Equitable Holdings, Inc.	49,865	2,597,468
Euronet Worldwide, Inc.(a)	18,918	2,021,388
Fiserv, Inc.(a)	440,776	97,336,564
Jack Henry & Associates, Inc.	22,525	4,113,065
Mastercard, Inc., Class A	630,966	345,845,084
MGIC Investment Corp.	98,301	2,435,899
PayPal Holdings, Inc.(a)(b)	513,507	33,506,332
Shift4 Payments, Inc., Class A(a)(b)	54,473	4,450,989
Visa, Inc., Class A	1,335,200	467,934,192
Voya Financial, Inc.	38,766	2,626,784
WEX, Inc.(a)(b)	18,936	2,973,330

		1,402,867,828

Food Products — 0.0%
Ingredion, Inc.	22,391	3,027,487
Lancaster Colony Corp.	6,930	1,212,750
Pilgrim’s Pride Corp.(a)	32,218	1,756,203
Post Holdings, Inc.(a)	19,846	2,309,281

		8,305,721

Ground Transportation — 0.8%
CSX Corp.	690,955	20,334,806
Old Dominion Freight Line, Inc.	66,441	10,992,663
Ryder System, Inc.	18,129	2,607,131
Saia, Inc.(a)(b)	20,648	7,215,031
Uber Technologies, Inc.(a)	1,618,485	117,922,817
XPO, Inc.(a)	44,660	4,804,523

		163,876,971

38	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 1.9%
Boston Scientific Corp.(a)	1,141,864	$115,191,240
Dexcom, Inc.(a)	130,753	8,929,122
Globus Medical, Inc., Class A(a)	88,249	6,459,827
Haemonetics Corp.(a)	22,759	1,446,334
Insulet Corp.(a)	54,437	14,295,701
Intuitive Surgical, Inc.(a)	276,258	136,822,300
Lantheus Holdings, Inc.(a)(b)	54,075	5,277,720
LivaNova PLC(a)	17,281	678,798
Masimo Corp.(a)	34,537	5,753,864
Penumbra, Inc.(a)	19,466	5,205,403
ResMed, Inc.	113,836	25,482,189
Stryker Corp.	141,253	52,581,429

		378,123,927

Health Care Providers & Services — 0.3%
Chemed Corp.	5,176	3,184,896
DaVita, Inc.(a)	35,241	5,390,816
Encompass Health Corp.	55,609	5,632,080
Ensign Group, Inc. (The)	44,036	5,698,258
HCA Healthcare, Inc.	81,736	28,243,875
HealthEquity, Inc.(a)(b)	67,789	5,990,514
Hims & Hers Health, Inc., Class A(a)	148,125	4,377,094
Tenet Healthcare Corp.(a)	45,260	6,087,470

		64,605,003

Health Care REITs — 0.2%
Omega Healthcare Investors, Inc.	85,254	3,246,472
Welltower, Inc.	254,888	39,051,391

		42,297,863

Health Care Technology — 0.0%
Doximity, Inc., Class A(a)	103,434	6,002,275

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	346,643	4,925,797
Park Hotels & Resorts, Inc.	85,849	916,867

		5,842,664

Hotels, Restaurants & Leisure — 2.7%
Airbnb, Inc., Class A(a)	336,042	40,143,577
Booking Holdings, Inc.	25,640	118,121,173
Boyd Gaming Corp.	32,566	2,143,820
Carnival Corp.(a)	807,893	15,778,150
Cava Group, Inc.(a)	49,151	4,247,138
Chipotle Mexican Grill, Inc.(a)	1,050,062	52,723,613
Choice Hotels International, Inc.(b)	16,376	2,174,405
Churchill Downs, Inc.	57,182	6,351,205
Darden Restaurants, Inc.	39,029	8,108,665
Domino’s Pizza, Inc.	11,187	5,139,867
DoorDash, Inc., Class A(a)	262,844	48,039,998
Expedia Group, Inc.	95,649	16,078,597
Hilton Grand Vacations, Inc.(a)	46,838	1,752,210
Hilton Worldwide Holdings, Inc.(b)	186,408	42,417,140
Hyatt Hotels Corp., Class A	32,933	4,034,293
Las Vegas Sands Corp.	270,173	10,436,783
Light & Wonder, Inc., Class A(a)	69,342	6,005,711
Marriott International, Inc., Class A	177,287	42,229,763
Norwegian Cruise Line Holdings Ltd.(a)	340,667	6,459,046
Planet Fitness, Inc., Class A(a)	65,414	6,319,647
Royal Caribbean Cruises Ltd.	191,685	39,379,766
Texas Roadhouse, Inc.	51,817	8,634,267
Travel + Leisure Co.	53,952	2,497,438
Vail Resorts, Inc.	15,555	2,489,111
Wendy’s Co. (The)	64,102	937,812
Wingstop, Inc.	22,655	5,110,515

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc.	60,471	$5,473,230
Wynn Resorts Ltd.	69,401	5,794,984
Yum! Brands, Inc.	88,562	13,936,116

		522,958,040

Household Durables — 0.4%
Garmin Ltd.	119,375	25,919,894
KB Home	29,798	1,731,860
NVR, Inc.(a)	1,465	10,613,031
PulteGroup, Inc.	156,855	16,124,694
Somnigroup International, Inc.	87,414	5,234,350
Toll Brothers, Inc.	77,388	8,171,399
TopBuild Corp.(a)(b)	22,836	6,963,838

		74,759,066

Household Products — 0.1%
Colgate-Palmolive Co.	276,646	25,921,730

Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc.(b)	20,115	1,423,539
Vistra Corp.	263,235	30,914,318

		32,337,857

Industrial REITs — 0.0%
EastGroup Properties, Inc.	18,375	3,236,756
First Industrial Realty Trust, Inc.	52,879	2,853,351

		6,090,107

Insurance — 1.9%
American Financial Group, Inc.	25,241	3,315,153
Aon PLC, Class A	85,728	34,213,187
Arch Capital Group Ltd.	290,661	27,955,775
Arthur J. Gallagher & Co.	88,680	30,615,883
Brown & Brown, Inc.(b)	183,850	22,870,940
Cincinnati Financial Corp.	64,208	9,484,806
Erie Indemnity Co., Class A, NVS	19,239	8,062,103
Hartford Insurance Group, Inc. (The)	122,552	15,163,359
Kinsale Capital Group, Inc.(b)	17,190	8,366,545
Marsh & McLennan Cos., Inc.	167,868	40,964,828
Primerica, Inc.	25,851	7,355,385
Progressive Corp. (The)	453,863	128,447,768
RenaissanceRe Holdings Ltd.	38,155	9,157,200
RLI Corp.	62,322	5,006,326
Ryan Specialty Holdings, Inc., Class A	82,793	6,115,919
W R Berkley Corp.	128,552	9,147,760
Willis Towers Watson PLC	37,648	12,723,142

		378,966,079

Interactive Media & Services — 11.6%
Alphabet, Inc., Class A	4,519,195	698,848,315
Alphabet, Inc., Class C, NVS	3,662,633	572,213,154
Meta Platforms, Inc., Class A	1,696,653	977,882,923

		2,248,944,392

IT Services — 1.2%
Gartner, Inc.(a)	59,513	24,979,987
GoDaddy, Inc., Class A(a)	109,413	19,709,658
International Business Machines Corp.	716,379	178,134,802
Kyndryl Holdings, Inc.(a)	101,698	3,193,317

		226,017,764

Leisure Products — 0.0%
YETI Holdings, Inc.(a)(b)	27,429	907,900

Life Sciences Tools & Services — 0.2%
Bruker Corp.	40,189	1,677,489
Illumina, Inc.(a)	64,047	5,081,489

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Medpace Holdings, Inc.(a)(b)	19,713	$6,006,354
Mettler-Toledo International, Inc.(a)(b)	6,642	7,843,604
Repligen Corp.(a)	17,229	2,192,218
Sotera Health Co.(a)(b)	56,784	662,102
Waters Corp.(a)	21,209	7,817,001

		31,280,257

Machinery — 2.2%
Caterpillar, Inc.	370,283	122,119,333
Chart Industries, Inc.(a)	32,770	4,730,677
Crane Co.	20,415	3,127,170
Cummins, Inc.	106,569	33,402,987
Deere & Co.	86,343	40,525,087
Donaldson Co., Inc.	53,283	3,573,158
Dover Corp.	47,284	8,306,853
Esab Corp.	44,717	5,209,531
Flowserve Corp.	72,015	3,517,213
Graco, Inc.	62,540	5,222,715
Illinois Tool Works, Inc.	84,841	21,041,416
Ingersoll Rand, Inc.	312,962	25,046,349
ITT, Inc.	45,964	5,936,710
Lincoln Electric Holdings, Inc.	25,172	4,761,536
Mueller Industries, Inc.	88,544	6,741,740
PACCAR, Inc.	223,458	21,758,105
Parker-Hannifin Corp.	99,765	60,642,155
Pentair PLC	82,438	7,211,676
RBC Bearings, Inc.(a)	24,032	7,732,777
Toro Co. (The)	33,669	2,449,420
Watts Water Technologies, Inc., Class A	11,004	2,243,936
Westinghouse Air Brake Technologies Corp.	132,365	24,004,393

		419,304,937

Marine Transportation — 0.0%
Kirby Corp.(a)	44,036	4,448,076

Media — 0.0%
EchoStar Corp., Class A(a)	45,869	1,173,329
New York Times Co. (The), Class A	69,034	3,424,086

		4,597,415

Metals & Mining — 0.1%
ATI, Inc.(a)	110,514	5,750,043
Carpenter Technology Corp.(b)	38,699	7,011,485
Royal Gold, Inc.	23,698	3,874,860

		16,636,388

Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	182,579	15,026,252

Office REITs — 0.0%
COPT Defense Properties	44,942	1,225,568
Vornado Realty Trust	94,093	3,480,500

		4,706,068

Oil, Gas & Consumable Fuels — 0.9%
Antero Midstream Corp.	129,779	2,336,022
CNX Resources Corp.(a)(b)	118,305	3,724,241
DT Midstream, Inc.	78,505	7,574,162
Hess Corp.	214,242	34,220,875
Matador Resources Co.	60,023	3,066,575
ONEOK, Inc.	268,151	26,605,942
Permian Resources Corp., Class A	502,596	6,960,955
Range Resources Corp.	89,317	3,566,428
Targa Resources Corp.	168,945	33,868,404
Texas Pacific Land Corp.	14,584	19,323,654

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Viper Energy, Inc., Class A	101,735	$4,593,335
Williams Cos., Inc. (The)	492,472	29,430,127

		175,270,720

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	48,307	4,443,278

Passenger Airlines — 0.3%
Alaska Air Group, Inc.(a)	95,355	4,693,373
American Airlines Group, Inc.(a)	511,248	5,393,666
Delta Air Lines, Inc.	497,648	21,697,453
United Airlines Holdings, Inc.(a)	256,218	17,691,853

		49,476,345

Personal Care Products — 0.0%
BellRing Brands, Inc.(a)	45,699	3,402,747
elf Beauty, Inc.(a)(b)	43,753	2,747,251

		6,149,998

Pharmaceuticals — 2.6%
Eli Lilly & Co.	610,463	504,187,496

Professional Services — 0.7%
Automatic Data Processing, Inc.	179,682	54,898,242
Broadridge Financial Solutions, Inc.	39,891	9,671,972
CACI International, Inc., Class A(a)(b)	10,484	3,846,789
Dayforce, Inc.(a)(b)	122,622	7,152,541
ExlService Holdings, Inc.(a)	122,510	5,783,697
Exponent, Inc.	21,977	1,781,456
Genpact Ltd.	66,852	3,368,004
KBR, Inc.	44,292	2,206,185
Leidos Holdings, Inc.	54,120	7,302,953
Parsons Corp.(a)	36,258	2,146,836
Paychex, Inc.	116,451	17,966,060
Paycom Software, Inc.	36,482	7,970,587
Paylocity Holding Corp.(a)	33,742	6,321,226
Verisk Analytics, Inc.	48,449	14,419,391

		144,835,939

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)	229,005	29,949,274
Jones Lang LaSalle, Inc.(a)	19,540	4,844,161

		34,793,435

Residential REITs — 0.2%
American Homes 4 Rent, Class A	97,280	3,678,157
AvalonBay Communities, Inc.	48,160	10,336,099
Camden Property Trust	41,982	5,134,399
Equity LifeStyle Properties, Inc.	75,481	5,034,583
Essex Property Trust, Inc.	23,819	7,302,191
Independence Realty Trust, Inc.	101,736	2,159,855
Mid-America Apartment Communities, Inc.	36,970	6,195,432
UDR, Inc.	104,284	4,710,508

		44,551,224

Retail REITs — 0.2%
Agree Realty Corp.	33,998	2,624,306
Brixmor Property Group, Inc.	133,272	3,538,371
Kite Realty Group Trust	72,343	1,618,313
Simon Property Group, Inc.	237,487	39,441,841

		47,222,831

Semiconductors & Semiconductor Equipment — 14.6%
Allegro MicroSystems, Inc.(a)	35,081	881,586
Applied Materials, Inc.	264,450	38,376,984
Broadcom, Inc.	3,631,594	608,037,783
Cirrus Logic, Inc.(a)(b)	26,060	2,597,009

40	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Entegris, Inc.	61,044	$5,340,129
First Solar, Inc.(a)	44,029	5,566,587
KLA Corp.	102,958	69,990,848
Lattice Semiconductor Corp.(a)(b)	52,301	2,743,188
MACOM Technology Solutions Holdings, Inc.(a)	44,800	4,497,024
MKS Instruments, Inc.	21,535	1,726,030
Monolithic Power Systems, Inc.	37,051	21,488,839
NVIDIA Corp.	18,973,951	2,056,396,809
NXP Semiconductors NV	79,504	15,110,530
Onto Innovation, Inc.(a)	21,488	2,607,354
Power Integrations, Inc.	14,635	739,068
Rambus, Inc.(a)	82,710	4,282,310
Silicon Laboratories, Inc.(a)	11,603	1,306,150
Universal Display Corp.	15,714	2,191,789

		2,843,880,017

Software — 12.4%
Adobe, Inc.(a)	141,648	54,326,257
ANSYS, Inc.(a)(b)	30,012	9,500,599
Appfolio, Inc., Class A(a)	17,855	3,926,315
Autodesk, Inc.(a)	166,912	43,697,562
Blackbaud, Inc.(a)	15,509	962,333
Cadence Design Systems, Inc.(a)	116,494	29,627,919
Commvault Systems, Inc.(a)	33,597	5,300,263
Crowdstrike Holdings, Inc., Class A(a)(b)	190,830	67,282,841
Docusign, Inc.(a)	157,443	12,815,860
Dropbox, Inc., Class A(a)	107,229	2,864,087
Dynatrace, Inc.(a)	232,366	10,956,057
Fair Isaac Corp.(a)	18,922	34,895,196
Fortinet, Inc.(a)	492,471	47,405,259
Gen Digital, Inc.	245,167	6,506,732
Guidewire Software, Inc.(a)	64,904	12,160,413
Intuit, Inc.	216,870	133,156,011
Manhattan Associates, Inc.(a)	47,220	8,170,949
Microsoft Corp.	2,994,976	1,124,284,041
Oracle Corp.	1,256,847	175,719,779
Palantir Technologies, Inc., Class A(a)	1,588,119	134,037,244
Palo Alto Networks, Inc.(a)(b)	512,972	87,533,542
PTC, Inc.(a)	44,521	6,898,529
Qualys, Inc.(a)	16,211	2,041,451
Salesforce, Inc.	741,445	198,974,180
ServiceNow, Inc.(a)	159,600	127,063,944
Synopsys, Inc.(a)	62,078	26,622,150
Tyler Technologies, Inc.(a)(b)	33,324	19,374,240
Workday, Inc., Class A(a)	77,710	18,147,616

		2,404,251,369

Specialized REITs — 0.6%
CubeSmart	96,495	4,121,301
Equinix, Inc.	35,328	28,804,685
Extra Space Storage, Inc.	73,703	10,944,159
Gaming & Leisure Properties, Inc.	91,414	4,652,973
Iron Mountain, Inc.	228,171	19,631,833
Lamar Advertising Co., Class A	43,403	4,938,393
National Storage Affiliates Trust	53,576	2,110,894
Public Storage	122,163	36,562,164

		111,766,402

Specialty Retail — 1.9%
Abercrombie & Fitch Co., Class A(a)	39,824	3,041,359
AutoZone, Inc.(a)(b)	13,000	49,566,140
Bath & Body Works, Inc.	85,578	2,594,725
Burlington Stores, Inc.(a)	48,968	11,670,543
Chewy, Inc., Class A(a)	128,172	4,166,872

Security	Shares	Value

Specialty Retail (continued)
Dick’s Sporting Goods, Inc.	27,102	$5,462,679
Floor & Decor Holdings, Inc., Class A(a)	46,839	3,769,134
GameStop Corp., Class A(a)(b)	138,940	3,101,141
Home Depot, Inc. (The)	338,635	124,106,341
Murphy U.S.A., Inc.	14,507	6,815,534
O’Reilly Automotive, Inc.(a)	44,538	63,804,248
RH(a)(b)	5,844	1,369,892
TJX Cos., Inc. (The)	513,864	62,588,635
Tractor Supply Co.	224,259	12,356,671
Valvoline, Inc.(a)	97,955	3,409,814
Williams-Sonoma, Inc.	95,372	15,078,313

		372,902,041

Technology Hardware, Storage & Peripherals — 6.3%
Apple Inc.	5,353,734	1,189,224,933
Dell Technologies, Inc., Class C	112,444	10,249,271
NetApp, Inc.	74,540	6,547,594
Pure Storage, Inc., Class A(a)	242,240	10,723,965
Super Micro Computer, Inc.(a)(b)	391,317	13,398,694

		1,230,144,457

Textiles, Apparel & Luxury Goods — 0.2%
Crocs, Inc.(a)	43,429	4,612,160
Deckers Outdoor Corp.(a)	117,955	13,188,549
Lululemon Athletica, Inc.(a)	40,351	11,421,754
Ralph Lauren Corp., Class A	31,353	6,920,861
Tapestry, Inc.	160,384	11,292,637

		47,435,961

Tobacco — 0.7%
Altria Group, Inc.	603,000	36,192,060
Philip Morris International, Inc.	650,511	103,255,611

		139,447,671

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.(b)	30,225	6,810,901
Core & Main, Inc., Class A(a)	91,837	4,436,645
Fastenal Co.	251,574	19,509,564
GATX Corp.	17,558	2,726,231
United Rentals, Inc.	50,601	31,711,647
Watsco, Inc.	16,760	8,519,108
WW Grainger, Inc.	34,313	33,895,411

		107,609,507

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.	196,905	52,516,533

Total Long-Term Investments — 99.8% (Cost: $14,605,172,737)		19,424,712,741

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	187,146,068	$187,239,641
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	26,360,483	26,360,483

Total Short-Term Securities — 1.1% (Cost: $213,566,414)		213,600,124

Total Investments — 100.9% (Cost: $14,818,739,151)		19,638,312,865

Liabilities in Excess of Other Assets — (0.9)%		(181,021,344)

Net Assets — 100.0%		$19,457,291,521

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$97,971,347	$89,282,876	(a)	$—	$4,912	$(19,494)	$187,239,641	187,146,068	$299,877	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,101,428	8,259,055	(a)	—	—	—	26,360,483	26,360,483	1,120,312		—

					$4,912	$(19,494)	$213,600,124		$1,420,189		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NASDAQ 100 E-Mini Index	54	06/20/25	$20,995	$(64,565)
S&P 500 E-Mini Index	20	06/20/25	5,653	73,972

				$9,407

42	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$73,972	$—	$—	$—	$73,972

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$64,565	$—	$—	$—	$64,565

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$584,437	$—	$—	$—	$584,437

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(208,638)	$—	$—	$—	$(208,638)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,588,786

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$19,424,712,741	$—	$—	$19,424,712,741
Short-Term Securities
Money Market Funds	213,600,124	—	—	213,600,124

	$19,638,312,865	$—	$—	$19,638,312,865

Derivative Financial Instruments(a)
Assets
Equity Contracts	$73,972	$—	$—	$73,972
Liabilities
Equity Contracts	(64,565)	—	—	(64,565)

	$9,407	$—	$—	$9,407

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.5%
Boeing Co. (The)(a)	599,485	$102,242,167
General Dynamics Corp.	202,803	55,280,042
General Electric Co.	506,111	101,298,117
Hexcel Corp.	32,510	1,780,248
Huntington Ingalls Industries, Inc.	31,170	6,359,927
L3Harris Technologies, Inc.	151,013	31,608,531
Lockheed Martin Corp.	167,433	74,793,995
Northrop Grumman Corp.	109,056	55,837,762
RTX Corp.	457,807	60,641,115
Textron, Inc.	147,984	10,691,844

		500,533,748

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	94,369	9,663,386
Expeditors International of Washington, Inc.	111,343	13,388,996
FedEx Corp.	177,093	43,171,731
GXO Logistics, Inc.(a)	94,830	3,705,956
United Parcel Service, Inc., Class B	584,532	64,292,675

		134,222,744

Automobile Components — 0.1%
Aptiv PLC(a)(b)	183,382	10,911,229
Autoliv, Inc.	57,393	5,076,411
Gentex Corp.	106,649	2,484,922
Goodyear Tire & Rubber Co. (The)(a)(b)	228,311	2,109,593
Lear Corp.	43,644	3,850,274
Visteon Corp.(a)	21,822	1,693,823

		26,126,252

Automobiles — 0.4%
Ford Motor Co.	3,109,422	31,187,503
General Motors Co.	795,241	37,400,184
Harley-Davidson, Inc.	91,769	2,317,167
Thor Industries, Inc.	42,611	3,230,340

		74,135,194

Banks — 5.5%
Associated Banc-Corp.	132,228	2,979,097
Bank of America Corp.	5,292,080	220,838,498
Bank OZK	82,902	3,602,092
Cadence Bank	42,877	1,301,746
Citigroup, Inc.	1,500,237	106,501,825
Citizens Financial Group, Inc.	353,142	14,468,228
Columbia Banking System, Inc.	169,030	4,215,608
Comerica, Inc.	105,239	6,215,415
Commerce Bancshares, Inc.	43,866	2,729,781
Cullen/Frost Bankers, Inc.	16,039	2,008,083
Fifth Third Bancorp	536,825	21,043,540
First Financial Bankshares, Inc.	47,280	1,698,297
First Horizon Corp.	425,118	8,255,791
Flagstar Financial, Inc.(b)	242,327	2,815,840
FNB Corp.	298,673	4,017,152
Glacier Bancorp, Inc.	51,227	2,265,258
Hancock Whitney Corp.	69,977	3,670,294
Home BancShares, Inc.	90,627	2,562,025
Huntington Bancshares, Inc.	1,167,163	17,519,117
International Bancshares Corp.	14,276	900,244
JPMorgan Chase & Co.	960,936	235,717,601
KeyCorp	793,736	12,691,839
M&T Bank Corp.	132,512	23,686,520
Old National Bancorp	260,035	5,510,142
Pinnacle Financial Partners, Inc.	22,649	2,401,700
PNC Financial Services Group, Inc. (The)	317,104	55,737,370

Security	Shares	Value

Banks (continued)
Prosperity Bancshares, Inc.	77,961	$5,564,076
Regions Financial Corp.	728,193	15,823,634
SouthState Corp.	78,532	7,289,340
Synovus Financial Corp.	58,951	2,755,370
Texas Capital Bancshares, Inc.(a)	37,598	2,808,570
Truist Financial Corp.	1,051,739	43,279,060
U.S. Bancorp	1,246,806	52,640,149
UMB Financial Corp.	22,818	2,306,900
United Bankshares, Inc.	114,101	3,955,882
Valley National Bancorp	384,515	3,418,338
Webster Financial Corp.	138,507	7,140,036
Wells Fargo & Co.	2,628,596	188,706,907
Wintrust Financial Corp.	26,833	3,017,639
Zions Bancorp N.A.	72,480	3,613,853

		1,107,672,857

Beverages — 2.4%
Boston Beer Co., Inc. (The), Class A, NVS(a)	6,888	1,645,130
Brown-Forman Corp., Class B, NVS	146,087	4,958,193
Celsius Holdings, Inc.(a)	45,054	1,604,823
Coca-Cola Co. (The)	3,094,467	221,625,726
Constellation Brands, Inc., Class A	124,430	22,835,394
Keurig Dr. Pepper, Inc.	954,238	32,654,024
Molson Coors Beverage Co., Class B	139,378	8,483,939
Monster Beverage Corp.(a)	312,853	18,308,158
PepsiCo, Inc.	1,096,146	164,356,131

		476,471,518

Biotechnology — 2.2%
AbbVie, Inc.	818,341	171,458,806
Amgen, Inc.	244,731	76,245,943
Biogen, Inc.(a)	117,659	16,100,458
BioMarin Pharmaceutical, Inc.(a)(b)	151,334	10,697,800
Cytokinetics, Inc.(a)	47,086	1,892,386
Gilead Sciences, Inc.	996,054	111,607,851
Incyte Corp.(a)	51,085	3,093,197
Moderna, Inc.(a)	269,888	7,651,325
Regeneron Pharmaceuticals, Inc.	84,084	53,328,595

		452,076,361

Broadline Retail — 3.1%
Amazon.com, Inc.(a)	3,166,107	602,383,518
eBay, Inc.	126,295	8,553,960
Macy’s, Inc.	221,415	2,780,972
Nordstrom, Inc.	77,321	1,890,499
Ollie’s Bargain Outlet Holdings, Inc.(a)	19,951	2,321,498

		617,930,447

Building Products — 0.5%
A. O. Smith Corp.	94,347	6,166,520
Advanced Drainage Systems, Inc.	29,089	3,160,520
Allegion PLC	32,714	4,267,869
Builders FirstSource, Inc.(a)(b)	43,793	5,471,497
Carrier Global Corp.	335,624	21,278,562
Fortune Brands Innovations, Inc.	98,417	5,991,627
Johnson Controls International PLC	527,602	42,266,196
Masco Corp.	101,760	7,076,390
Simpson Manufacturing Co., Inc.	11,233	1,764,480
Trex Co., Inc.(a)(b)	43,401	2,521,598
UFP Industries, Inc.	48,826	5,226,335

		105,191,594

Capital Markets — 4.5%
Affiliated Managers Group, Inc.	14,310	2,404,509
Bank of New York Mellon Corp. (The)	263,852	22,129,267

44	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
BlackRock, Inc.(c)	116,360	$110,132,413
Blackstone, Inc., Class A, NVS	584,983	81,768,924
Carlyle Group, Inc. (The)	105,883	4,615,440
Cboe Global Markets, Inc.	83,063	18,796,326
Charles Schwab Corp. (The)	1,361,983	106,616,029
CME Group, Inc., Class A	288,013	76,406,969
FactSet Research Systems, Inc.	16,743	7,612,038
Federated Hermes, Inc., Class B	25,076	1,022,349
Franklin Resources, Inc.	247,207	4,758,735
Goldman Sachs Group, Inc. (The)	249,392	136,240,356
Intercontinental Exchange, Inc.	220,614	38,055,915
Invesco Ltd.	357,976	5,430,496
Janus Henderson Group PLC	61,123	2,209,596
Jefferies Financial Group, Inc.	60,869	3,260,752
KKR & Co., Inc., Class A	302,033	34,918,035
MarketAxess Holdings, Inc.	30,131	6,518,842
Moody’s Corp.	59,721	27,811,472
Morgan Stanley	543,037	63,356,127
Nasdaq, Inc.	194,758	14,774,342
Northern Trust Corp.	158,078	15,594,395
Raymond James Financial, Inc.	55,548	7,716,173
S&P Global, Inc.	133,429	67,795,275
SEI Investments Co.	31,356	2,434,166
State Street Corp.	230,557	20,641,768
Stifel Financial Corp.	23,970	2,259,412
T Rowe Price Group, Inc.	177,108	16,270,912

		901,551,033

Chemicals — 2.3%
Air Products & Chemicals, Inc.	177,813	52,440,610
Albemarle Corp.	93,738	6,751,011
Ashland, Inc.	39,247	2,326,955
Avient Corp.	73,487	2,730,777
Axalta Coating Systems Ltd.(a)	78,335	2,598,372
Cabot Corp.	19,014	1,580,824
CF Industries Holdings, Inc.	138,187	10,799,314
Corteva, Inc.	547,278	34,440,204
Dow, Inc.	563,453	19,675,779
DuPont de Nemours, Inc.	332,942	24,864,108
Eastman Chemical Co.	92,600	8,158,986
Ecolab, Inc.	102,549	25,998,222
International Flavors & Fragrances, Inc.	203,882	15,823,282
Linde PLC	380,562	177,204,890
LyondellBasell Industries NV, Class A	207,275	14,592,160
Mosaic Co. (The)	254,361	6,870,291
NewMarket Corp.	3,339	1,891,376
Olin Corp.	91,738	2,223,729
PPG Industries, Inc.	185,496	20,283,988
RPM International, Inc.	44,327	5,127,747
Scotts Miracle-Gro Co. (The)	21,424	1,175,963
Sherwin-Williams Co. (The)	79,377	27,717,655
Westlake Corp.	27,554	2,756,227

		468,032,470

Commercial Services & Supplies — 0.2%
Brink’s Co. (The)	16,699	1,438,786
MSA Safety, Inc.	16,262	2,385,473
Rollins, Inc.	95,250	5,146,358
Veralto Corp.	102,850	10,022,732
Waste Management, Inc.	136,814	31,673,809

		50,667,158

Communications Equipment — 1.1%
Ciena Corp.(a)	46,102	2,785,944

Security	Shares	Value

Communications Equipment (continued)
Cisco Systems, Inc.	3,183,153	$196,432,372
F5, Inc.(a)	25,113	6,686,838
Juniper Networks, Inc.	263,523	9,536,897
Lumentum Holdings, Inc.(a)(b)	20,303	1,265,689

		216,707,740

Construction & Engineering — 0.1%
AECOM	50,471	4,680,176
Fluor Corp.(a)	136,722	4,897,382
Valmont Industries, Inc.	4,372	1,247,638

		10,825,196

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	23,430	11,202,586
Vulcan Materials Co.	39,953	9,321,035

		20,523,621

Consumer Finance — 0.3%
Ally Financial, Inc.	217,741	7,941,014
Capital One Financial Corp.	304,827	54,655,481
FirstCash Holdings, Inc.	12,298	1,479,696

		64,076,191

Consumer Staples Distribution & Retail — 1.4%
Albertsons Cos., Inc., Class A	321,651	7,073,106
BJ’s Wholesale Club Holdings, Inc.(a)(b)	56,269	6,420,293
Casey’s General Stores, Inc.	9,461	4,106,452
Dollar General Corp.	175,247	15,409,469
Dollar Tree, Inc.(a)	161,137	12,096,555
Kroger Co. (The)	533,092	36,084,997
Maplebear, Inc.(a)	69,688	2,779,854
Performance Food Group Co.(a)	124,343	9,777,090
Sysco Corp.	391,502	29,378,310
Target Corp.	366,481	38,245,957
U.S. Foods Holding Corp.(a)	185,564	12,147,019
Walgreens Boots Alliance, Inc.	572,112	6,390,491
Walmart, Inc.	1,144,140	100,444,051

		280,353,644

Containers & Packaging — 0.6%
Amcor PLC	1,153,086	11,184,934
AptarGroup, Inc.	25,007	3,710,539
Avery Dennison Corp.	64,219	11,429,055
Ball Corp.	238,031	12,394,274
Berry Global Group, Inc.	93,822	6,549,714
Crown Holdings, Inc.	93,458	8,342,061
Graphic Packaging Holding Co.	146,962	3,815,134
Greif, Inc., Class A, NVS	21,010	1,155,340
International Paper Co.	422,635	22,547,577
Packaging Corp. of America	35,513	7,032,284
Silgan Holdings, Inc.	64,550	3,299,796
Smurfit WestRock PLC	393,625	17,736,743
Sonoco Products Co.	78,762	3,720,717

		112,918,168

Distributors — 0.2%
Genuine Parts Co.	110,851	13,206,788
LKQ Corp.	207,755	8,837,898
Pool Corp.	30,176	9,606,529

		31,651,215

Diversified Consumer Services — 0.0%
Graham Holdings Co., Class B	2,794	2,684,643
Service Corp. International	44,857	3,597,531

		6,282,174

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified REITs — 0.1%
WP Carey, Inc.	174,766	$11,029,482

Diversified Telecommunication Services — 1.6%
AT&T Inc.	5,737,042	162,243,548
Frontier Communications Parent, Inc.(a)	176,298	6,322,046
Iridium Communications, Inc.	46,952	1,282,729
Verizon Communications, Inc.	3,364,533	152,615,217

		322,463,540

Electric Utilities — 2.4%
ALLETE, Inc.	45,301	2,976,276
Alliant Energy Corp.	204,553	13,162,986
American Electric Power Co., Inc	426,158	46,566,285
Duke Energy Corp.	620,208	75,646,770
Edison International	308,156	18,156,551
Entergy Corp.	341,458	29,191,244
Evergy, Inc.	182,684	12,596,062
Eversource Energy	292,322	18,156,119
Exelon Corp.	804,678	37,079,562
FirstEnergy Corp.	407,862	16,485,782
IDACORP, Inc.	25,126	2,920,144
NextEra Energy, Inc.	541,163	38,363,045
OGE Energy Corp.	160,082	7,357,369
PG&E Corp.	1,753,652	30,127,741
Pinnacle West Capital Corp.	90,429	8,613,362
Portland General Electric Co.	88,883	3,964,182
PPL Corp.	286,739	10,354,145
Southern Co. (The)	875,707	80,521,259
TXNM Energy, Inc.	71,793	3,839,490
Xcel Energy, Inc.	460,118	32,571,753

		488,650,127

Electrical Equipment — 0.4%
AMETEK, Inc.	97,859	16,845,448
Emerson Electric Co.	145,556	15,958,760
EnerSys	31,314	2,867,736
Generac Holdings, Inc.(a)	18,034	2,284,006
NEXTracker, Inc., Class A(a)(b)	114,124	4,809,185
Regal Rexnord Corp.	52,941	6,027,333
Rockwell Automation, Inc.	90,422	23,363,236
Sensata Technologies Holding PLC	119,931	2,910,726

		75,066,430

Electronic Equipment, Instruments & Components — 0.9%
Arrow Electronics, Inc.(a)	42,102	4,371,451
Avnet, Inc.	69,953	3,364,040
CDW Corp.	106,015	16,989,964
Cognex Corp.	83,137	2,479,977
Corning, Inc.	614,097	28,113,360
Crane NXT Co.	23,917	1,229,334
Flex Ltd.(a)(b)	306,010	10,122,811
IPG Photonics Corp.(a)(b)	21,019	1,327,140
Jabil, Inc.(b)	87,544	11,912,112
Keysight Technologies, Inc.(a)	138,495	20,742,396
Littelfuse, Inc.	19,905	3,916,110
Novanta, Inc.(a)(b)	11,672	1,492,498
TD SYNNEX Corp.	60,726	6,313,075
TE Connectivity PLC	237,628	33,581,589
Teledyne Technologies, Inc.(a)	37,141	18,485,447
Trimble, Inc.(a)	109,382	7,180,928
Vontier Corp.(b)	67,638	2,221,908
Zebra Technologies Corp., Class A(a)	22,673	6,406,483

		180,250,623

Security	Shares	Value

Energy Equipment & Services — 0.5%
Baker Hughes Co., Class A	788,453	$34,652,509
ChampionX Corp.	88,817	2,646,747
Halliburton Co.	693,805	17,601,833
NOV, Inc.	313,587	4,772,794
Schlumberger NV	1,119,608	46,799,614
Weatherford International PLC	29,356	1,572,014

		108,045,511

Entertainment — 1.0%
Electronic Arts, Inc.	114,298	16,518,347
Take-Two Interactive Software, Inc.(a)	131,187	27,188,506
Walt Disney Co. (The)	1,444,845	142,606,201
Warner Bros Discovery, Inc., Class A(a)	1,779,659	19,095,741
Warner Music Group Corp., Class A	63,517	1,991,258

		207,400,053

Financial Services — 2.4%
Berkshire Hathaway, Inc., Class B(a)	747,130	397,906,495
Essent Group Ltd.	85,256	4,920,976
Euronet Worldwide, Inc.(a)	13,887	1,483,826
Fidelity National Information Services, Inc.	423,350	31,615,778
Global Payments, Inc.	197,902	19,378,564
Jack Henry & Associates, Inc.	35,241	6,435,007
MGIC Investment Corp.	107,004	2,651,559
PayPal Holdings, Inc.(a)	263,696	17,206,164
Voya Financial, Inc.	36,626	2,481,778
Western Union Co. (The)	215,347	2,278,371
WEX, Inc.(a)(b)	8,371	1,314,415

		487,672,933

Food Products — 1.3%
Archer-Daniels-Midland Co.	381,245	18,303,572
Bunge Global SA	106,679	8,152,409
Conagra Brands, Inc.	380,930	10,159,403
Darling Ingredients, Inc.(a)	127,468	3,982,100
Flowers Foods, Inc.	159,730	3,036,467
General Mills, Inc.	443,129	26,494,683
Hershey Co. (The)	117,356	20,071,397
Hormel Foods Corp.	232,262	7,186,186
Ingredion, Inc.	29,732	4,020,064
J M Smucker Co. (The)	84,905	10,053,601
Kellanova	213,951	17,648,818
Kraft Heinz Co. (The)	703,358	21,403,184
Lamb Weston Holdings, Inc.	113,384	6,043,367
Lancaster Colony Corp.	8,079	1,413,825
McCormick & Co., Inc., NVS	201,347	16,572,872
Mondelez International, Inc., Class A	1,033,828	70,145,230
Post Holdings, Inc.(a)	16,755	1,949,612
The Campbell’s Co.	157,531	6,288,638
Tyson Foods, Inc., Class A	227,451	14,513,648

		267,439,076

Gas Utilities — 0.2%
Atmos Energy Corp.	126,861	19,610,173
National Fuel Gas Co.	73,201	5,796,787
New Jersey Resources Corp.	79,548	3,902,625
ONE Gas, Inc.	45,188	3,415,761
Southwest Gas Holdings, Inc.	48,131	3,455,806
Spire, Inc.	46,247	3,618,828
UGI Corp.	171,038	5,656,227

		45,456,207

Ground Transportation — 1.1%
Avis Budget Group, Inc.(a)	13,240	1,004,916
CSX Corp.	831,868	24,481,875

46	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
JB Hunt Transport Services, Inc.	63,975	$9,465,101
Knight-Swift Transportation Holdings, Inc.	130,015	5,654,353
Landstar System, Inc.	28,740	4,316,748
Norfolk Southern Corp.	180,388	42,724,898
Old Dominion Freight Line, Inc.	80,507	13,319,883
Ryder System, Inc.	16,037	2,306,281
Union Pacific Corp.	482,742	114,042,970
XPO, Inc.(a)	47,319	5,090,578

		222,407,603

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,386,230	183,883,410
Align Technology, Inc.(a)	55,813	8,866,453
Baxter International, Inc.	407,018	13,932,226
Becton Dickinson & Co.	230,173	52,723,427
Cooper Cos., Inc. (The)(a)	160,224	13,514,894
DENTSPLY SIRONA, Inc.	158,659	2,370,365
Dexcom, Inc.(a)	176,759	12,070,872
Edwards Lifesciences Corp.(a)	469,626	34,038,493
Envista Holdings Corp.(a)	137,397	2,371,472
GE HealthCare Technologies, Inc.	364,030	29,380,861
Haemonetics Corp.(a)	16,876	1,072,470
Hologic, Inc.(a)	179,340	11,077,832
IDEXX Laboratories, Inc.(a)	65,592	27,545,360
LivaNova PLC(a)	25,688	1,009,025
Medtronic PLC	1,024,845	92,092,572
Penumbra, Inc.(a)(b)	10,506	2,809,410
Solventum Corp.(a)	110,285	8,386,071
STERIS PLC	78,929	17,889,258
Stryker Corp.	128,999	48,019,878
Zimmer Biomet Holdings, Inc.	158,778	17,970,494

		581,024,843

Health Care Providers & Services — 4.4%
Acadia Healthcare Co., Inc.(a)(b)	73,373	2,224,669
Amedisys, Inc.(a)	25,637	2,374,755
Cardinal Health, Inc.	192,708	26,549,381
Cencora, Inc.	137,933	38,357,788
Centene Corp.(a)	396,342	24,061,923
Chemed Corp.	6,447	3,966,968
Cigna Group (The)	218,821	71,992,109
CVS Health Corp.	1,007,669	68,269,575
Elevance Health, Inc.	185,358	80,623,316
Encompass Health Corp.	23,247	2,354,456
HCA Healthcare, Inc.	58,590	20,245,775
Henry Schein, Inc.(a)(b)	99,527	6,816,604
Humana, Inc.	96,746	25,598,992
Labcorp Holdings, Inc.	66,606	15,501,881
McKesson Corp.	100,166	67,410,716
Molina Healthcare, Inc.(a)(b)	44,357	14,610,752
Option Care Health, Inc.(a)	134,516	4,701,334
Quest Diagnostics, Inc.	88,901	15,042,049
Tenet Healthcare Corp.(a)	29,584	3,979,048
UnitedHealth Group, Inc.	735,522	385,229,648
Universal Health Services, Inc., Class B	46,859	8,804,806

		888,716,545

Health Care REITs — 0.5%
Alexandria Real Estate Equities, Inc.	124,125	11,482,804
Healthcare Realty Trust, Inc.	283,152	4,785,269
Healthpeak Properties, Inc.	560,257	11,328,396
Omega Healthcare Investors, Inc.	135,153	5,146,626
Sabra Health Care REIT, Inc.	188,482	3,292,781

Security	Shares	Value

Health Care REITs (continued)
Ventas, Inc.	349,378	$24,023,231
Welltower, Inc.	223,985	34,316,742

		94,375,849

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	206,386	2,932,745
Park Hotels & Resorts, Inc.	90,907	970,887

		3,903,632

Hotels, Restaurants & Leisure — 1.6%
Aramark	209,879	7,245,023
Boyd Gaming Corp.	20,399	1,342,866
Caesars Entertainment, Inc.(a)(b)	168,223	4,205,575
Cava Group, Inc.(a)(b)	14,303	1,235,922
Darden Restaurants, Inc.	53,452	11,105,188
Domino’s Pizza, Inc.	16,072	7,384,280
Marriott Vacations Worldwide Corp.	25,656	1,648,142
McDonald’s Corp.	572,748	178,909,293
MGM Resorts International(a)(b)	179,276	5,313,741
Starbucks Corp.	907,847	89,050,712
Vail Resorts, Inc.	13,961	2,234,039
Wendy’s Co. (The)	74,899	1,095,772
Yum! Brands, Inc.	131,666	20,718,962

		331,489,515

Household Durables — 0.4%
DR Horton, Inc.	226,672	28,816,811
KB Home	28,218	1,640,030
Lennar Corp., Class A	186,633	21,421,736
Mohawk Industries, Inc.(a)	41,840	4,777,291
NVR, Inc.(a)	889	6,440,263
Somnigroup International, Inc.	62,659	3,752,021
Taylor Morrison Home Corp., Class A(a)	81,916	4,918,237
Whirlpool Corp.	43,971	3,963,106

		75,729,495

Household Products — 2.1%
Church & Dwight Co., Inc.	196,588	21,642,373
Clorox Co. (The)	98,693	14,532,544
Colgate-Palmolive Co.	364,876	34,188,881
Kimberly-Clark Corp.	265,978	37,827,391
Procter & Gamble Co. (The)	1,875,264	319,582,491

		427,773,680

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp. (The)	566,920	7,041,147
Ormat Technologies, Inc.	25,182	1,782,130

		8,823,277

Industrial Conglomerates — 0.9%
3M Co.	433,620	63,681,433
Honeywell International, Inc.	519,701	110,046,687

		173,728,120

Industrial REITs — 0.5%
EastGroup Properties, Inc.	22,001	3,875,476
First Industrial Realty Trust, Inc.	48,918	2,639,615
Prologis, Inc.	740,776	82,811,349
Rexford Industrial Realty, Inc.	181,867	7,120,093
STAG Industrial, Inc.	151,456	5,470,591

		101,917,124

Insurance — 3.1%
Aflac, Inc.	395,592	43,985,874
Allstate Corp. (The)	211,794	43,856,184
American Financial Group, Inc.	32,303	4,242,676
American International Group, Inc.	474,209	41,227,730

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Aon PLC, Class A	84,890	$33,878,750
Arthur J. Gallagher & Co.	111,813	38,602,320
Assurant, Inc.	40,868	8,572,063
Brighthouse Financial, Inc.(a)	47,780	2,770,762
Chubb Ltd.	298,505	90,145,525
Cincinnati Financial Corp.	59,031	8,720,059
CNO Financial Group, Inc.	81,257	3,384,354
Everest Group Ltd.	34,317	12,468,396
Fidelity National Financial, Inc., Class A	207,724	13,518,678
First American Financial Corp.	82,186	5,393,867
Globe Life, Inc.	67,087	8,836,700
Hanover Insurance Group, Inc. (The)	28,803	5,010,282
Hartford Insurance Group, Inc. (The)	104,392	12,916,422
Kemper Corp.	48,046	3,211,875
Loews Corp.	141,203	12,977,968
Marsh & McLennan Cos., Inc.	219,866	53,653,900
MetLife, Inc.	463,120	37,183,905
Old Republic International Corp.	185,684	7,282,526
Principal Financial Group, Inc.	167,559	14,136,953
Prudential Financial, Inc.	283,644	31,677,362
Reinsurance Group of America, Inc.	52,471	10,331,540
Selective Insurance Group, Inc.	49,554	4,536,173
Travelers Cos., Inc. (The)	180,760	47,803,790
Unum Group	122,800	10,003,288
W R Berkley Corp.	108,642	7,730,965
Willis Towers Watson PLC	41,766	14,114,820

		632,175,707

Interactive Media & Services — 0.0%
Match Group, Inc.	200,994	6,271,013
ZoomInfo Technologies, Inc., Class A(a)	213,634	2,136,340

		8,407,353

IT Services — 1.1%
Accenture PLC, Class A	499,903	155,989,732
Akamai Technologies, Inc.(a)	119,432	9,614,276
ASGN, Inc.(a)	35,538	2,239,605
Cognizant Technology Solutions Corp., Class A	395,930	30,288,645
EPAM Systems, Inc.(a)	45,091	7,613,164
Kyndryl Holdings, Inc.(a)(b)	81,463	2,557,938
VeriSign, Inc.(a)	65,601	16,654,126

		224,957,486

Leisure Products — 0.1%
Brunswick Corp.	51,847	2,791,961
Hasbro, Inc.	104,487	6,424,906
Mattel, Inc.(a)(b)	266,104	5,170,401
Polaris, Inc.	42,641	1,745,722
YETI Holdings, Inc.(a)(b)	41,777	1,382,819

		17,515,809

Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	228,971	26,785,027
Avantor, Inc.(a)	540,288	8,758,068
Bio-Rad Laboratories, Inc., Class A(a)	15,454	3,763,976
Bio-Techne Corp.	126,986	7,445,189
Bruker Corp.(b)	46,551	1,943,039
Charles River Laboratories International, Inc.(a)	40,800	6,141,216
Danaher Corp.	511,872	104,933,760
Illumina, Inc.(a)	60,808	4,824,507
IQVIA Holdings, Inc.(a)	133,711	23,573,249
Mettler-Toledo International, Inc.(a)	9,902	11,693,371
Repligen Corp.(a)	23,820	3,030,857
Revvity, Inc.	97,097	10,272,863
Sotera Health Co.(a)(b)	62,794	732,178

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	305,708	$152,120,301
Waters Corp.(a)	25,593	9,432,812
West Pharmaceutical Services, Inc.	58,065	12,999,592

		388,450,005

Machinery — 1.4%
AGCO Corp.	49,664	4,597,397
CNH Industrial NV	697,952	8,570,851
Crane Co.	17,722	2,714,656
Deere & Co.	113,466	53,255,267
Donaldson Co., Inc.	39,804	2,669,256
Dover Corp.	60,828	10,686,263
Flowserve Corp.	31,647	1,545,640
Fortive Corp.	274,935	20,119,743
Graco, Inc.	70,063	5,850,961
IDEX Corp.	60,775	10,998,452
Illinois Tool Works, Inc.	126,030	31,256,700
ITT, Inc.	19,037	2,458,819
Lincoln Electric Holdings, Inc.	18,889	3,573,043
Middleby Corp. (The)(a)(b)	42,528	6,463,405
Nordson Corp.	43,629	8,800,842
Oshkosh Corp.	52,533	4,942,305
Otis Worldwide Corp.	317,676	32,784,163
PACCAR, Inc.	187,450	18,252,007
Pentair PLC	46,492	4,067,120
Snap-on, Inc.	41,810	14,090,388
Stanley Black & Decker, Inc.	122,938	9,451,473
Terex Corp.	52,505	1,983,639
Timken Co. (The)	50,516	3,630,585
Toro Co. (The)	47,689	3,469,375
Watts Water Technologies, Inc., Class A	10,312	2,102,823
Xylem, Inc.	194,035	23,179,421

		291,514,594

Media — 1.0%
Charter Communications, Inc., Class A(a)	76,978	28,368,702
Comcast Corp., Class A	3,014,368	111,230,179
EchoStar Corp., Class A(a)	49,247	1,259,738
Fox Corp., Class A, NVS	176,870	10,010,842
Fox Corp., Class B	104,865	5,527,434
Interpublic Group of Cos., Inc. (The)	298,405	8,104,680
New York Times Co. (The), Class A	58,575	2,905,320
News Corp., Class A, NVS	302,145	8,224,387
News Corp., Class B	89,333	2,713,043
Nexstar Media Group, Inc., Class A	23,223	4,162,026
Omnicom Group, Inc.	155,721	12,910,828
Paramount Global, Class B, NVS	474,165	5,671,014

		201,088,193

Metals & Mining — 0.8%
Alcoa Corp.	206,014	6,283,427
Cleveland-Cliffs, Inc.(a)(b)	389,484	3,201,558
Commercial Metals Co.	92,450	4,253,625
Freeport-McMoRan, Inc.	1,148,555	43,484,292
Newmont Corp.	910,729	43,969,996
Nucor Corp.	188,071	22,632,464
Reliance, Inc.	43,346	12,516,158
Royal Gold, Inc.	29,233	4,779,888
Steel Dynamics, Inc.	112,529	14,075,127
United States Steel Corp.	179,807	7,598,644

		162,795,179

48	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management, Inc.	462,246	$9,388,216
Starwood Property Trust, Inc.	255,526	5,051,749

		14,439,965

Multi-Utilities — 1.2%
Ameren Corp.	215,711	21,657,384
Black Hills Corp.	57,081	3,461,963
CenterPoint Energy, Inc.	519,314	18,814,746
CMS Energy Corp.	237,844	17,864,463
Consolidated Edison, Inc.	275,788	30,499,395
Dominion Energy, Inc.	672,567	37,710,832
DTE Energy Co.	164,887	22,798,925
NiSource, Inc.	375,593	15,057,523
Northwestern Energy Group, Inc.	49,615	2,871,220
Public Service Enterprise Group, Inc.	210,363	17,312,875
Sempra	507,224	36,195,505
WEC Energy Group, Inc.	253,960	27,676,561

		251,921,392

Office REITs — 0.1%
BXP, Inc.	115,846	7,783,693
COPT Defense Properties	42,578	1,161,102
Cousins Properties, Inc.	133,154	3,928,043
Kilroy Realty Corp.	84,794	2,777,852
Vornado Realty Trust	35,773	1,323,243

		16,973,933

Oil, Gas & Consumable Fuels — 5.9%
Antero Midstream Corp.	135,351	2,436,318
Antero Resources Corp.(a)	233,897	9,458,795
APA Corp.	292,782	6,154,278
Chevron Corp.	1,335,754	223,458,287
Chord Energy Corp.	48,418	5,457,677
Civitas Resources, Inc.	69,622	2,429,112
ConocoPhillips	1,019,716	107,090,574
Coterra Energy, Inc.	591,084	17,082,328
Devon Energy Corp.	527,627	19,733,250
Diamondback Energy, Inc.	149,709	23,935,475
EOG Resources, Inc.	449,531	57,647,855
EQT Corp.	476,196	25,443,152
Expand Energy Corp.	167,790	18,678,383
Exxon Mobil Corp.	3,479,059	413,764,487
HF Sinclair Corp.	128,314	4,218,964
Kinder Morgan, Inc.	1,546,303	44,116,025
Marathon Petroleum Corp.	252,560	36,795,466
Matador Resources Co.	33,009	1,686,430
Murphy Oil Corp.	108,020	3,067,768
Occidental Petroleum Corp.	540,759	26,691,864
ONEOK, Inc.	217,973	21,627,281
Ovintiv, Inc.	209,980	8,987,144
PBF Energy, Inc., Class A	78,471	1,498,011
PetroCorp Escrow(a)(d)	190	—
Phillips 66	329,160	40,644,677
Range Resources Corp.	107,023	4,273,428
Valero Energy Corp.	252,420	33,337,109
Williams Cos., Inc. (The)	466,214	27,860,949

		1,187,575,087

Passenger Airlines — 0.1%
Southwest Airlines Co.	477,473	16,033,543

Personal Care Products — 0.3%
BellRing Brands, Inc.(a)	55,978	4,168,122
Coty, Inc., Class A(a)	306,081	1,674,263

Security	Shares	Value

Personal Care Products (continued)
Estee Lauder Cos., Inc. (The), Class A	185,927	$12,271,182
Kenvue, Inc.	1,526,652	36,609,115

		54,722,682

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	1,621,891	98,919,132
Jazz Pharmaceuticals PLC(a)(b)	47,844	5,939,833
Johnson & Johnson	1,924,245	319,116,791
Merck & Co., Inc.	2,021,764	181,473,537
Perrigo Co. PLC	108,791	3,050,500
Pfizer, Inc.	4,529,245	114,771,068
Viatris, Inc.	951,316	8,285,962
Zoetis, Inc., Class A	358,802	59,076,749

		790,633,572

Professional Services — 0.8%
Automatic Data Processing, Inc.	139,753	42,698,734
Broadridge Financial Solutions, Inc.	52,196	12,655,442
CACI International, Inc., Class A(a)(b)	7,230	2,652,832
Concentrix Corp.	37,665	2,095,681
Equifax, Inc.	98,599	24,014,772
Exponent, Inc.	16,731	1,356,215
FTI Consulting, Inc.(a)	27,675	4,540,914
Genpact Ltd.	61,358	3,091,216
Insperity, Inc.	27,865	2,486,394
Jacobs Solutions, Inc.	99,161	11,987,573
KBR, Inc.	61,705	3,073,526
Leidos Holdings, Inc.	51,120	6,898,133
ManpowerGroup, Inc.	37,749	2,184,912
Maximus, Inc.	47,341	3,228,183
Paychex, Inc.	135,814	20,953,384
Science Applications International Corp.	39,117	4,391,666
Verisk Analytics, Inc.	62,975	18,742,619

		167,052,196

Real Estate Management & Development — 0.2%
CoStar Group, Inc.(a)(b)	336,327	26,647,188
Jones Lang LaSalle, Inc.(a)	17,775	4,406,600

		31,053,788

Residential REITs — 0.4%
American Homes 4 Rent, Class A	159,541	6,032,245
AvalonBay Communities, Inc.	63,661	13,662,924
Camden Property Trust	41,828	5,115,564
Equity LifeStyle Properties, Inc.	76,922	5,130,697
Equity Residential	272,295	19,490,876
Essex Property Trust, Inc.	26,642	8,167,638
Independence Realty Trust, Inc.	72,772	1,544,950
Invitation Homes, Inc.	454,742	15,847,759
Mid-America Apartment Communities, Inc.	55,121	9,237,177
UDR, Inc.	131,681	5,948,031

		90,177,861

Retail REITs — 0.4%
Agree Realty Corp.	51,666	3,988,099
Brixmor Property Group, Inc.	109,324	2,902,552
Federal Realty Investment Trust	60,917	5,958,901
Kimco Realty Corp.	547,247	11,623,526
Kite Realty Group Trust	100,752	2,253,822
NNN REIT, Inc.	151,582	6,464,972
Realty Income Corp.	697,890	40,484,599
Regency Centers Corp.	130,147	9,599,643

		83,276,114

Semiconductors & Semiconductor Equipment — 4.3%
Advanced Micro Devices, Inc.(a)	1,295,142	133,062,889

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Allegro MicroSystems, Inc.(a)	66,480	$1,670,642
Amkor Technology, Inc.	91,479	1,652,111
Analog Devices, Inc.	396,508	79,963,768
Applied Materials, Inc.	376,732	54,671,348
Cirrus Logic, Inc.(a)	16,744	1,668,623
Enphase Energy, Inc.(a)	107,701	6,682,847
Entegris, Inc.	57,822	5,058,269
First Solar, Inc.(a)	40,118	5,072,119
Intel Corp.	3,460,678	78,591,997
Lam Research Corp.	1,024,562	74,485,657
Lattice Semiconductor Corp.(a)(b)	55,964	2,935,312
Microchip Technology, Inc.	430,569	20,843,845
Micron Technology, Inc.	890,481	77,373,894
MKS Instruments, Inc.	31,848	2,552,617
NXP Semiconductors NV	121,312	23,056,559
ON Semiconductor Corp.(a)	338,950	13,791,875
Onto Innovation, Inc.(a)	17,261	2,094,450
Power Integrations, Inc.	29,136	1,471,368
QUALCOMM, Inc.	884,666	135,893,544
Silicon Laboratories, Inc.(a)	14,301	1,609,864
Skyworks Solutions, Inc.	127,691	8,252,669
Synaptics, Inc.(a)	31,594	2,013,170
Teradyne, Inc.	130,058	10,742,791
Texas Instruments, Inc.	727,567	130,743,790
Universal Display Corp.	18,887	2,634,359

		878,590,377

Software — 6.5%
Adobe, Inc.(a)	201,789	77,392,135
ANSYS, Inc.(a)	39,149	12,393,008
BILL Holdings, Inc.(a)	75,682	3,473,047
Blackbaud, Inc.(a)	14,903	924,731
Cadence Design Systems, Inc.(a)(b)	98,165	24,966,305
Dolby Laboratories, Inc., Class A	49,741	3,994,700
Dropbox, Inc., Class A(a)	68,407	1,827,151
Gen Digital, Inc.	182,691	4,848,619
Microsoft Corp.	2,851,911	1,070,578,870
PTC, Inc.(a)	51,302	7,949,245
Qualys, Inc.(a)	12,267	1,544,783
Roper Technologies, Inc.	85,704	50,529,364
Synopsys, Inc.(a)	59,304	25,432,520
Workday, Inc., Class A(a)	90,715	21,184,674

		1,307,039,152

Specialized REITs — 1.4%
American Tower Corp.	373,471	81,267,290
Crown Castle, Inc.	347,992	36,271,206
CubeSmart	82,958	3,543,136
Digital Realty Trust, Inc.	252,910	36,239,474
EPR Properties	61,812	3,251,929
Equinix, Inc.	41,226	33,613,619
Extra Space Storage, Inc.	93,062	13,818,776
Gaming & Leisure Properties, Inc.	124,632	6,343,769
Lamar Advertising Co., Class A	25,932	2,950,543
PotlatchDeltic Corp.	57,882	2,611,636
Rayonier, Inc.	114,265	3,185,708
SBA Communications Corp., Class A	85,398	18,788,414
VICI Properties, Inc.	843,641	27,519,570
Weyerhaeuser Co.	579,979	16,981,785

		286,386,855

Specialty Retail — 2.1%
AutoNation, Inc.(a)	20,957	3,393,358
Bath & Body Works, Inc.	84,816	2,571,621

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co., Inc.	155,769	$11,466,156
CarMax, Inc.(a)(b)	123,450	9,619,224
Dick’s Sporting Goods, Inc.	18,422	3,713,138
Five Below, Inc.(a)	43,741	3,277,294
Floor & Decor Holdings, Inc., Class A(a)(b)	37,503	3,017,866
GameStop Corp., Class A(a)(b)	181,337	4,047,442
Gap, Inc. (The)	176,850	3,644,879
Home Depot, Inc. (The)	444,596	162,939,988
Lithia Motors, Inc., Class A	21,268	6,243,009
Lowe’s Cos., Inc.	451,719	105,354,422
Penske Automotive Group, Inc.	14,977	2,156,389
RH(a)(b)	5,906	1,384,426
Ross Stores, Inc.	264,600	33,813,234
TJX Cos., Inc. (The)	368,219	44,849,074
Tractor Supply Co.	195,932	10,795,853
Ulta Beauty, Inc.(a)(b)	37,571	13,771,274

		426,058,647

Technology Hardware, Storage & Peripherals — 7.5%
Apple Inc.	6,483,312	1,440,138,095
Dell Technologies, Inc., Class C	132,143	12,044,834
Hewlett Packard Enterprise Co.	1,049,722	16,197,211
HP, Inc.	749,518	20,754,153
NetApp, Inc.	86,858	7,629,607
Seagate Technology Holdings PLC	168,058	14,276,527
Western Digital Corp.(a)	275,674	11,145,500

		1,522,185,927

Textiles, Apparel & Luxury Goods — 0.5%
Capri Holdings Ltd.(a)(b)	93,520	1,845,150
Columbia Sportswear Co.	25,204	1,907,691
Lululemon Athletica, Inc.(a)(b)	48,557	13,744,544
NIKE, Inc., Class B	944,081	59,930,262
PVH Corp.	44,654	2,886,435
Skechers U.S.A., Inc., Class A(a)	104,388	5,927,151
Under Armour, Inc., Class A(a)(b)	145,093	906,831
Under Armour, Inc., Class C, NVS(a)(b)	111,217	661,741
VF Corp.	264,653	4,107,414

		91,917,219

Tobacco — 0.7%
Altria Group, Inc.	732,224	43,948,084
Philip Morris International, Inc.	571,635	90,735,624

		134,683,708

Trading Companies & Distributors — 0.2%
Core & Main, Inc., Class A(a)(b)	58,472	2,824,782
Fastenal Co.	197,034	15,279,987
GATX Corp.	10,817	1,679,556
MSC Industrial Direct Co., Inc., Class A	34,532	2,682,100
Watsco, Inc.	10,750	5,464,225
WESCO International, Inc.	35,564	5,523,089

		33,453,739

Water Utilities — 0.1%
American Water Works Co., Inc.	155,762	22,978,010
Essential Utilities, Inc.	203,151	8,030,559

		31,008,569

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	180,131	48,042,739

Total Long-Term Investments — 99.7% (Cost: $18,921,148,628)		20,151,444,381

50	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(e)(f)	112,833,608	$112,890,025
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(e)	41,277,756	41,277,756

Total Short-Term Securities — 0.8% (Cost: $154,136,281)		154,167,781

Total Investments — 100.5% (Cost: $19,075,284,909)		20,305,612,162

Liabilities in Excess of Other Assets — (0.5)%		(92,185,078)

Net Assets — 100.0%		$20,213,427,084

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$85,100,789	$27,796,296	(a)	$—	$642	$(7,702)	$112,890,025	112,833,608	$237,482	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	26,469,410	14,808,346	(a)	—	—	—	41,277,756	41,277,756	1,749,966		—
BlackRock, Inc.	92,634,074	52,236,974		(49,286,147)	7,055,070	7,492,442	110,132,413	116,360	2,417,498		—

					$7,055,712	$7,484,740	$264,300,194		$4,404,946		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Select Sector Index	52	06/20/25	$4,318	$118,191
Russell 1000 Value E-Mini Index	598	06/20/25	55,740	904,012

				$1,022,203

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2025	iShares® Core S&P U.S. Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,022,203	$—	$—	$—	$1,022,203

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(148,184)	$—	$—	$—	$(148,184)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(211,100)	$—	$—	$—	$(211,100)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$53,598,218

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$20,151,444,381	$—	$—	$20,151,444,381
Short-Term Securities
Money Market Funds	154,167,781	—	—	154,167,781

	$20,305,612,162	$—	$—	$20,305,612,162

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,022,203	$—	$—	$1,022,203

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

52	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities

March 31, 2025

	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$89,053,450,310	$8,903,134,835	$19,424,712,741	$20,041,311,968
Investments, at value — affiliated(c)	4,330,410,263	73,363,635,387	213,600,124	264,300,194
Cash	25,756,565	—	1,065	—
Cash pledged:
Collateral — OTC derivatives	2,020,000	80,790,000	—	—
Futures contracts	20,186,000	26,134,000	1,735,620	3,316,190
Receivables:
Investments sold	3,036,988	107,546	2,260	2,260
Securities lending income — affiliated	843,644	1,330,740	36,177	18,986
Capital shares sold	2,051,729	744,984	60,609	—
Dividends — unaffiliated	94,950,175	93,323,222	4,987,062	17,584,126
Dividends — affiliated	1,453,464	4,665,896	81,040	146,094
Variation margin on futures contracts	569,160	—	11,350	521,830
Unrealized appreciation on OTC swaps	4,374,907	3,067,369	—	—

Total assets	93,539,103,205	82,476,933,979	19,645,228,048	20,327,201,648

LIABILITIES
Bank overdraft	—	15,783	—	271,058
Cash received:
Collateral — OTC derivatives	2,980,000	3,880,000	—	—
Collateral on securities loaned	3,932,345,644	3,907,644,824	187,181,889	112,797,832
Payables:
Investments purchased	130,916,110	—	81,848	23,869
Swaps	2,316,966	126,174,534	—	—
Capital shares redeemed	1,448,280	286,533	—	—
Investment advisory fees	3,852,533	4,083,377	672,790	681,805
Variation margin on futures contracts	—	1,453,500	—	—
Unrealized depreciation on OTC swaps	40,865	8,867,195	—	—

Total liabilities	4,073,900,398	4,052,405,746	187,936,527	113,774,564

Commitments and contingent liabilities

NET ASSETS	$89,465,202,807	$78,424,528,233	$19,457,291,521	$20,213,427,084

NET ASSETS CONSIST OF:
Paid-in capital	$82,126,173,706	$78,310,014,959	$16,478,532,828	$20,716,085,962
Accumulated earnings (loss)	7,339,029,101	114,513,274	2,978,758,693	(502,658,878)

NET ASSETS	$89,465,202,807	$78,424,528,233	$19,457,291,521	$20,213,427,084

NET ASSET VALUE
Shares outstanding	1,533,850,000	749,850,000	152,900,000	219,050,000

Net asset value	$58.33	$104.59	$127.26	$92.28

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$78,075,278,754	$9,286,373,194	$14,605,172,737	$18,833,598,638
(b) Securities loaned, at value	$3,845,498,183	$3,778,695,619	$182,713,937	$109,660,033
(c) Investments, at cost — affiliated	$4,328,255,471	$67,505,757,651	$213,566,414	$241,686,271

See notes to financial statements.

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	53

Statements of Operations

Year Ended March 31, 2025

	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,312,407,720	$71,747,925	$134,660,391	$397,652,374
Dividends — affiliated	18,316,194	1,211,665,084	1,120,312	4,167,464
Interest — unaffiliated	465,730	954,674	3,928	9,036
Securities lending income — affiliated — net	9,479,280	19,009,286	299,877	237,482
Foreign taxes withheld	(769,561)	(1,506,195)	(88,945)	(43,171)

Total investment income	1,339,899,363	1,301,870,774	135,995,563	402,023,185

EXPENSES
Investment advisory	45,039,395	50,345,706	7,825,650	7,545,873
Interest expense	4,425	62,406	266	1,672

Total expenses	45,043,820	50,408,112	7,825,916	7,547,545

Net investment income	1,294,855,543	1,251,462,662	128,169,647	394,475,640

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	612,907,163	(66,658,429)	(179,872,602)	(480,263,305)
Investments — affiliated	20,463	180,882,509	4,912	126,741
Futures contracts	1,230,551	(12,023,656)	584,437	(148,184)
In-kind redemptions — unaffiliated(a)	2,677,429,793	126,388,281	3,000,741,776	1,952,677,447
In-kind redemptions — affiliated(a)	—	1,782,725,436	—	6,928,971
Swaps	70,839,809	123,000,721	—	—

	3,362,427,779	2,134,314,862	2,821,458,523	1,479,321,670

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,358,374,778)	(710,268,482)	(1,284,107,144)	(1,091,516,489)
Investments — affiliated	(229,943)	(5,648,595,409)	(19,494)	7,484,740
Futures contracts	(1,252,223)	(2,043,299)	(208,638)	(211,100)
Swaps	(34,511,508)	(81,929,651)	—	—

	(7,394,368,452)	(6,442,836,841)	(1,284,335,276)	(1,084,242,849)

Net realized and unrealized gain (loss)	(4,031,940,673)	(4,308,521,979)	1,537,123,247	395,078,821

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,737,085,130)	$(3,057,059,317)	$1,665,292,894	$789,554,461

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

54	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	iShares Core S&P Mid-Cap ETF		iShares Core S&P Small-Cap ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,294,855,543	$1,150,069,713	$1,251,462,662	$1,196,313,259
Net realized gain	3,362,427,779	2,896,978,059	2,134,314,862	360,194,665
Net change in unrealized appreciation (depreciation)	(7,394,368,452)	11,692,625,873	(6,442,836,841)	9,163,432,520

Net increase (decrease) in net assets resulting from operations	(2,737,085,130)	15,739,673,645	(3,057,059,317)	10,719,940,444

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,228,803,824)	(1,078,873,318)	(1,760,277,664)	(1,000,635,614)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	8,369,383,012	3,892,631,820	2,882,602,598	3,883,131,718

NET ASSETS
Total increase (decrease) in net assets	4,403,494,058	18,553,432,147	(1,934,734,383)	13,602,436,548
Beginning of year	85,061,708,749	66,508,276,602	80,359,262,616	66,756,826,068

End of year	$89,465,202,807	$85,061,708,749	$78,424,528,233	$80,359,262,616

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	55

Statements of Changes in Net Assets (continued)

	iShares Core S&P U.S. Growth ETF		iShares Core S&P U.S. Value ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$128,169,647	$154,264,179	$394,475,640	$296,163,700
Net realized gain	2,821,458,523	298,655,874	1,479,321,670	1,406,996,728
Net change in unrealized appreciation (depreciation)	(1,284,335,276)	3,733,653,027	(1,084,242,849)	1,671,136,107

Net increase in net assets resulting from operations	1,665,292,894	4,186,573,080	789,554,461	3,374,296,535

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(124,512,004)	(151,138,533)	(393,543,488)	(286,055,103)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	994,309,005	563,304,631	2,815,407,464	629,781,643

NET ASSETS
Total increase in net assets	2,535,089,895	4,598,739,178	3,211,418,437	3,718,023,075
Beginning of year	16,922,201,626	12,323,462,448	17,002,008,647	13,283,985,572

End of year	$19,457,291,521	$16,922,201,626	$20,213,427,084	$17,002,008,647

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P Mid-Cap ETF

	Year Ended 03/31/25	Year Ended 03/31/24 (a)	Year Ended 03/31/23 (a)	Year Ended 03/31/22 (a)	Year Ended 03/31/21 (a)

Net asset value, beginning of year	$60.80	$50.03	$53.68	$52.03	$28.77

Net investment income(b)	0.88	0.83	0.80	0.68	0.55
Net realized and unrealized gain (loss)(c)	(2.52)	10.72	(3.62)	1.68	23.27

Net increase (decrease) from investment operations	(1.64)	11.55	(2.82)	2.36	23.82

Distributions from net investment income(d)	(0.83)	(0.78)	(0.83)	(0.71)	(0.56)

Net asset value, end of year	$58.33	$60.80	$50.03	$53.68	$52.03

Total Return(e)
Based on net asset value	(2.76)%	23.30%	(5.13)%	4.51%	83.36%

Ratios to Average Net Assets(f)
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.44%	1.59%	1.62%	1.26%	1.36%

Supplemental Data
Net assets, end of year (000)	$89,465,203	$85,061,709	$66,508,277	$66,023,819	$61,137,875

Portfolio turnover rate(g)(h)	18%	19%	18%	16%	20%

(a)	Per share amounts reflect a five-for-one stock split effective after the close of trading on February 21, 2024.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Small-Cap ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$110.59	$96.76	$107.93	$108.34	$56.22

Net investment income(a)	1.69	1.70	1.57	1.13	1.03
Net realized and unrealized gain (loss)(b)	(5.33)	13.55	(11.24)	0.12	52.13

Net increase (decrease) from investment operations	(3.64)	15.25	(9.67)	1.25	53.16

Distributions from net investment income(c)	(2.36)	(1.42)	(1.50)	(1.66)	(1.04)

Net asset value, end of year	$104.59	$110.59	$96.76	$107.93	$108.34

Total Return(d)
Based on net asset value	(3.46)%	15.91%	(8.90)%	1.12%	95.23	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%	0.06%	0.06%	0.06%

Net investment income	1.49%	1.71%	1.60%	1.02%	1.28%

Supplemental Data
Net assets, end of year (000)	$78,424,528	$80,359,263	$66,756,826	$72,070,280	$68,273,012

Portfolio turnover rate(g)(h)	25%	25%	19%	16%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

58	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Growth ETF
	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$117.27	$88.82	$105.47	$90.74	$57.16

Net investment income(a)	0.86	1.09	0.96	0.72	0.76
Net realized and unrealized gain (loss)(b)	9.96	28.42	(16.67)	14.73	33.62

Net increase (decrease) from investment operations	10.82	29.51	(15.71)	15.45	34.38

Distributions from net investment income(c)	(0.83)	(1.06)	(0.94)	(0.72)	(0.80)

Net asset value, end of year	$127.26	$117.27	$88.82	$105.47	$90.74

Total Return(d)
Based on net asset value	9.19%	33.45%	(14.86)%	17.03%	60.34%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Net investment income	0.66%	1.09%	1.10%	0.69%	0.96%

Supplemental Data
Net assets, end of year (000)	$19,457,292	$16,922,202	$12,323,462	$12,857,333	$10,461,747

Portfolio turnover rate(f)	21%	31%	36%	15%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Value ETF
	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$90.46	$73.78	$75.80	$68.82	$46.23

Net investment income(a)	1.94	1.63	1.55	1.50	1.43
Net realized and unrealized gain (loss)(b)	1.80	16.62	(2.02)	6.93	22.60

Net increase (decrease) from investment operations	3.74	18.25	(0.47)	8.43	24.03

Distributions from net investment income(c)	(1.92)	(1.57)	(1.55)	(1.45)	(1.44)

Net asset value, end of year	$92.28	$90.46	$73.78	$75.80	$68.82

Total Return(d)
Based on net asset value	4.14%	25.02%	(0.46)%	12.33%	52.59%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Net investment income	2.09%	2.05%	2.18%	2.04%	2.48%

Supplemental Data
Net assets, end of year (000)	$20,213,427	$17,002,009	$13,283,986	$12,123,855	$9,084,867

Portfolio turnover rate(f)	31%	33%	31%	20%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

60	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core S&P Mid-Cap	Diversified
Core S&P Small-Cap	Diversified
Core S&P U.S. Growth(a)	Diversified
Core S&P U.S. Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.

Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (continued)

Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and

62	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Core S&P Mid-Cap
Barclays Bank PLC	$146,907,443	$(146,907,443)	$—	$—
Barclays Capital, Inc.	30,554,492	(30,554,492)	—	—
BMO Capital Markets Corp.	479,475	(479,475)	—	—
BNP Paribas SA	278,065,047	(278,065,047)	—	—
BofA Securities, Inc.	347,835,377	(347,835,377)	—	—
Citadel Clearing LLC	27,793,534	(27,793,534)	—	—
Citigroup Global Markets, Inc.	461,471,334	(461,471,334)	—	—
Goldman Sachs & Co. LLC	448,662,327	(448,662,327)	—	—
HSBC Bank PLC	188,576,560	(188,576,560)	—	—
J.P. Morgan Securities LLC	369,787,102	(369,787,102)	—	—
Jefferies LLC	10,074,178	(10,074,178)	—	—
Morgan Stanley	724,681,560	(724,681,560)	—	—
National Bank of Canada	5,982,535	(5,982,535)	—	—
National Financial Services LLC	104,837,851	(104,837,851)	—	—
Natixis SA	30,492,985	(30,492,985)	—	—
RBC Capital Market LLC	1,137,717	(1,137,717)	—	—
Scotia Capital, Inc.	42,385,160	(42,385,160)	—	—
SG Americas Securities LLC	58,982,246	(58,247,787)	—	734,459
State Street Bank & Trust Co.	113,641,595	(113,641,595)	—	—
Toronto-Dominion Bank	831,277	(831,277)	—	—
UBS AG	138,371,326	(138,371,326)	—	—
UBS Securities LLC	10,716,936	(10,716,936)	—	—
Virtu Americas LLC	19,354,337	(19,354,337)	—	—
Wells Fargo Bank N.A.	219,576,242	(219,576,242)	—	—
Wells Fargo Securities LLC	64,299,547	(64,299,547)	—	—

	$3,845,498,183	$(3,844,763,724)	$—	$734,459

Core S&P Small-Cap
Barclays Bank PLC	$252,261,332	$(252,261,332)	$—	$—
Barclays Capital, Inc.	9,628,761	(9,628,761)	—	—
BMO Capital Markets Corp.	4,223,344	(4,223,344)	—	—
BNP Paribas SA	366,237,349	(366,237,349)	—	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Core S&P Small-Cap (continued)
BofA Securities, Inc.	$283,679,678	$(283,679,678)	$—	$—
Citadel Clearing LLC	30,955,081	(28,167,725)	—	2,787,356
Citigroup Global Markets, Inc.	209,483,964	(209,483,964)	—	—
Goldman Sachs & Co. LLC	913,506,235	(913,506,235)	—	—
HSBC Bank PLC	15,093,426	(15,093,426)	—	—
J.P. Morgan Securities LLC	496,241,449	(496,241,449)	—	—
Jefferies LLC	6,861,168	(6,861,168)	—	—
Mizuho Securities USA LLC	152,352	(152,352)	—	—
Morgan Stanley	562,627,969	(562,627,969)	—	—
National Bank of Canada	7,326,463	(7,326,463)	—	—
National Financial Services LLC	52,871,473	(52,871,473)	—	—
Natixis SA	23,692,125	(23,692,125)	—	—
Nomura Securities International, Inc.	24,440	(24,440)	—	—
RBC Capital Market LLC	8,073,040	(8,073,040)	—	—
Scotia Capital (USA), Inc.	3,501,906	(3,501,906)	—	—
Scotia Capital, Inc.	165,374,600	(165,374,600)	—	—
SG Americas Securities LLC	19,984,038	(19,984,038)	—	—
State Street Bank & Trust Co.	63,033,886	(63,033,886)	—	—
Toronto-Dominion Bank	16,642,737	(16,642,737)	—	—
UBS AG	88,354,678	(88,354,678)	—	—
UBS Securities LLC	945,674	(945,674)	—	—
Virtu Americas LLC	19,946,369	(19,946,369)	—	—
Wells Fargo Bank N.A.	90,385,048	(90,385,048)	—	—
Wells Fargo Securities LLC	67,587,034	(67,587,034)	—	—

	$3,778,695,619	$(3,775,908,263)	$—	$2,787,356

Core S&P U.S. Growth
Barclays Bank PLC	$254,647	$(254,647)	$—	$—
BNP Paribas SA	7,376,320	(7,371,621)	—	4,699
BofA Securities, Inc.	10,399,360	(10,399,360)	—	—
Citigroup Global Markets, Inc.	60,888,107	(60,888,107)	—	—
Goldman Sachs & Co. LLC	17,740,216	(17,740,216)	—	—
HSBC Bank PLC	7,355,781	(7,355,781)	—	—
J.P. Morgan Securities LLC	3,569,489	(3,569,489)	—	—
Jefferies LLC	354,273	(354,273)	—	—
Morgan Stanley	14,388,351	(14,388,351)	—	—
National Financial Services LLC	2,338,924	(2,338,924)	—	—
SG Americas Securities LLC	639,796	(639,796)	—	—
State Street Bank & Trust Co.	1,349,967	(1,349,967)	—	—
UBS Securities LLC	473,214	(473,214)	—	—
Virtu Americas LLC	316,904	(316,400)	—	504
Wells Fargo Bank N.A.	50,202,084	(50,202,084)	—	—
Wells Fargo Securities LLC	5,066,504	(4,956,700)	—	109,804

	$182,713,937	$(182,598,930)	$—	$115,007

Core S&P U.S. Value
Barclays Bank PLC	$3,524,131	$(3,524,131)	$—	$—
Barclays Capital, Inc.	3,636,919	(3,636,919)	—	—
BNP Paribas SA	23,086,453	(23,086,453)	—	—
BofA Securities, Inc.	15,711,454	(15,711,454)	—	—
Citigroup Global Markets, Inc.	6,542,032	(6,542,032)	—	—
Goldman Sachs & Co. LLC	12,597,558	(12,597,558)	—	—
J.P. Morgan Securities LLC	869,695	(869,695)	—	—

64	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Core S&P U.S. Value (continued)
Jefferies LLC	$2,608,997	$(2,608,997)	$—	$—
Morgan Stanley	17,996,093	(17,996,093)	—	—
National Financial Services LLC	1,825,025	(1,825,025)	—	—
Natixis SA	741,664	(741,664)	—	—
State Street Bank & Trust Co.	1,828,928	(1,828,928)	—	—
UBS AG	2,329,420	(2,329,420)	—	—
UBS Securities LLC	2,605,132	(2,605,132)	—	—
Virtu Americas LLC	890,758	(890,758)	—	—
Wells Fargo Bank N.A.	8,861,566	(8,861,566)	—	—
Wells Fargo Securities LLC	4,004,208	(3,991,650)	—	12,558

	$109,660,033	$(109,647,475)	$—	$12,558

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Core S&P Mid-Cap	0.05%
Core S&P Small-Cap	0.06
Core S&P U.S. Growth	0.04
Core S&P U.S. Value	0.04

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

66	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Core S&P Mid-Cap	$3,651,718
Core S&P Small-Cap	6,211,879
Core S&P U.S. Growth	122,157
Core S&P U.S. Value	94,962

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core S&P Mid-Cap	$3,586,378,544	$4,833,630,268	$(438,929,000)
Core S&P Small-Cap	3,535,018,171	4,085,094,846	1,160,916,759
Core S&P U.S. Growth	2,237,824,757	3,084,525,556	(142,921,632)
Core S&P U.S. Value	4,940,335,440	2,793,330,831	(153,792,655)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core S&P Mid-Cap	$17,176,208,372	$16,561,997,824
Core S&P Small-Cap	21,493,234,606	20,982,964,500
Core S&P U.S. Growth	4,034,948,982	4,075,430,740
Core S&P U.S. Value	5,890,467,663	5,915,291,966

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core S&P Mid-Cap	$15,498,362,791	$7,394,988,192
Core S&P Small-Cap	8,635,333,505	6,142,877,441
Core S&P U.S. Growth	6,696,110,147	5,669,231,527
Core S&P U.S. Value	8,208,019,895	5,374,103,949

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Core S&P Mid-Cap	$2,675,004,864	$(2,675,004,864)
Core S&P Small-Cap	1,902,480,803	(1,902,480,803)
Core S&P U.S. Growth	2,997,149,820	(2,997,149,820)
Core S&P U.S. Value	1,956,080,416	(1,956,080,416)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24
Core S&P Mid-Cap
Ordinary income	$1,228,803,824	$1,078,873,318

Core S&P Small-Cap
Ordinary income	$1,760,277,664	$1,000,635,614

Core S&P U.S. Growth
Ordinary income	$124,512,004	$151,138,533

Core S&P U.S. Value
Ordinary income	$393,543,488	$286,055,103

68	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
Core S&P Mid-Cap	$244,415,864	$(3,519,221,967)	$10,613,835,204	$—	$7,339,029,101
Core S&P Small-Cap	—	(4,902,101,296)	5,177,270,783	(160,656,213)	114,513,274
Core S&P U.S. Growth	8,055,133	(1,842,554,345)	4,813,257,905	—	2,978,758,693
Core S&P U.S. Value	13,421,085	(1,724,253,023)	1,208,173,060	—	(502,658,878)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the accounting for swap agreements, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and undistributed capital gains from underlying REIT investments.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2025, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Core S&P Mid-Cap	$766,226,800
Core S&P Small-Cap	62,515,388

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core S&P Mid-Cap	$82,770,025,371	$17,540,512,326	$(6,926,677,124)	$10,613,835,202
Core S&P Small-Cap	77,089,499,439	15,938,004,077	(10,760,733,294)	5,177,270,783
Core S&P U.S. Growth	14,825,054,960	5,026,436,365	(213,178,460)	4,813,257,905
Core S&P U.S. Value	19,097,422,160	2,319,128,283	(1,110,938,281)	1,208,190,002

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24

iShares ETF	Shares	Amount	Shares		Amount
Core S&P Mid-Cap
Shares sold	256,200,000	$15,854,479,058	284,400,000	(a)	$15,431,419,032
Shares redeemed	(121,450,000)	(7,485,096,046)	(214,550,000	)(a)	(11,538,787,212)

	134,750,000	$8,369,383,012	69,850,000		$3,892,631,820

Core S&P Small-Cap
Shares sold	75,700,000	$8,732,983,572	103,100,000		$10,394,445,497
Shares redeemed	(52,500,000)	(5,850,380,974)	(66,350,000)		(6,511,313,779)

	23,200,000	$2,882,602,598	36,750,000		$3,883,131,718

70	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

	Year Ended 03/31/25		Year Ended 03/31/24
iShares ETF	Shares	Amount	Shares	Amount

Core S&P U.S. Growth
Shares sold	49,450,000	$6,702,273,543	16,100,000	$1,637,491,864
Shares redeemed	(40,850,000)	(5,707,964,538)	(10,550,000)	(1,074,187,233)

	8,600,000	$994,309,005	5,550,000	$563,304,631

Core S&P U.S. Value
Shares sold	89,500,000	$8,256,381,910	71,500,000	$5,878,816,219
Shares redeemed	(58,400,000)	(5,440,974,446)	(63,600,000)	(5,249,034,576)

	31,100,000	$2,815,407,464	7,900,000	$629,781,643

(a)	Share transactions reflect five-for-one stock split effective after the close of trading on February 21, 2024.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Fund’s custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

The Board authorized a five-for-one stock split for the iShares Core S&P Mid-Cap ETF, effective after the close of trading on February 21, 2024, for the shareholders of record on February 16, 2024. The impact of the stock split was an increase in the number of shares outstanding by a factor of five, while decreasing the NAV per share by a factor of five, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2025 and each of the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

iShares Core S&P Mid-Cap ETF iShares Core S&P Small-Cap ETF iShares Core S&P U.S. Growth ETF iShares Core S&P U.S. Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP Philadelphia, Pennsylvania May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

72	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income
Core S&P Mid-Cap	$1,013,063,499
Core S&P Small-Cap	966,311,270
Core S&P U.S. Growth	126,348,206
Core S&P U.S. Value	374,731,108

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income
Core S&P Mid-Cap	$271,011,135
Core S&P Small-Cap	219,545,039
Core S&P U.S. Growth	5,677,981
Core S&P U.S. Value	23,909,601

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Core S&P Mid-Cap	74.58%
Core S&P Small-Cap	64.87
Core S&P U.S. Growth	95.19
Core S&P U.S. Value	91.02

I M P O R T A N T T A X I N F O R M A T I O N	73

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established, and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Remuneration information at an individual AIF level is not readily available. Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

74	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Additional Information (continued)

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

A D D I T I O N A L I N F O R M A T I O N	75

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

76	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares Russell Top 200 ETF | IWL | NYSE Arca
•	iShares Russell Top 200 Growth ETF | IWY | NYSE Arca
•	iShares Russell Top 200 Value ETF | IWX | NYSE Arca

2

Schedule of Investments March 31, 2025	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
Boeing Co. (The)(a)(b)	29,124	$4,967,098
General Dynamics Corp.	10,626	2,896,435
General Electric Co.	41,892	8,384,684
Lockheed Martin Corp.	8,196	3,661,235
Northrop Grumman Corp.	5,312	2,719,797
RTX Corp.	51,752	6,855,070
TransDigm Group, Inc.	2,124	2,938,108

		32,422,427

Air Freight & Logistics — 0.3%
FedEx Corp.	8,621	2,101,627
United Parcel Service, Inc., Class B	28,345	3,117,667

		5,219,294

Automobiles — 2.0%
Ford Motor Co.	152,497	1,529,545
General Motors Co.	38,485	1,809,950
Tesla, Inc.(a)	108,172	28,033,855

		31,373,350

Banks — 3.8%
Bank of America Corp.	259,168	10,815,081
Citigroup, Inc.	73,626	5,226,710
JPMorgan Chase & Co.	109,349	26,823,310
PNC Financial Services Group, Inc. (The)	15,421	2,710,549
Truist Financial Corp.	51,829	2,132,763
U.S. Bancorp	60,900	2,571,198
Wells Fargo & Co.	128,086	9,195,294

		59,474,905

Beverages — 1.5%
Coca-Cola Co. (The)	151,094	10,821,352
Constellation Brands, Inc., Class A	6,099	1,119,289
Keurig Dr. Pepper, Inc.	46,547	1,592,838
Monster Beverage Corp.(a)	27,492	1,608,832
PepsiCo, Inc.	53,510	8,023,289

		23,165,600

Biotechnology — 2.2%
AbbVie, Inc.	68,954	14,447,242
Amgen, Inc.	20,867	6,501,114
Gilead Sciences, Inc.	48,634	5,449,440
Moderna, Inc.(a)(b)	12,550	355,792
Regeneron Pharmaceuticals, Inc.	4,069	2,580,682
Vertex Pharmaceuticals, Inc.(a)	10,063	4,878,744

		34,213,014

Broadline Retail — 4.4%
Amazon.com, Inc.(a)	365,326	69,506,925

Building Products — 0.5%
Carrier Global Corp.	32,626	2,068,488
Johnson Controls International PLC	25,664	2,055,943
Trane Technologies PLC	8,806	2,966,918

		7,091,349

Capital Markets — 2.9%
BlackRock, Inc.(c)	5,749	5,441,314
Blackstone, Inc., Class A, NVS	28,050	3,920,829
Charles Schwab Corp. (The)	64,511	5,049,921
CME Group, Inc., Class A	13,981	3,709,020
Goldman Sachs Group, Inc. (The)	11,739	6,412,898
Intercontinental Exchange, Inc.	22,164	3,823,290
KKR & Co., Inc., Class A	26,167	3,025,167
Moody’s Corp.	6,142	2,860,268

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley	44,632	$5,207,215
S&P Global, Inc.	12,171	6,184,085

		45,634,007

Chemicals — 1.1%
Air Products & Chemicals, Inc.	8,624	2,543,390
Ecolab, Inc.	9,710	2,461,679
Linde PLC	18,700	8,707,468
Sherwin-Williams Co. (The)	9,116	3,183,216

		16,895,753

Commercial Services & Supplies — 0.7%
Cintas Corp.	13,503	2,775,272
Copart, Inc.(a)	33,872	1,916,816
Republic Services, Inc.	7,972	1,930,499
Waste Management, Inc.	15,586	3,608,315

		10,230,902

Communications Equipment — 1.0%
Arista Networks, Inc.(a)	40,139	3,109,970
Cisco Systems, Inc.	155,346	9,586,401
Motorola Solutions, Inc.	6,396	2,800,233

		15,496,604

Construction Materials — 0.2%
CRH PLC	26,862	2,363,050

Consumer Finance — 0.5%
American Express Co.	21,565	5,802,063
Capital One Financial Corp.	14,699	2,635,531

		8,437,594

Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	17,256	16,320,380
Target Corp.	18,069	1,885,681
Walmart, Inc.	168,926	14,830,013

		33,036,074

Diversified Telecommunication Services — 1.0%
AT&T Inc.	279,396	7,901,319
Verizon Communications, Inc.	164,168	7,446,660

		15,347,979

Electric Utilities — 1.1%
American Electric Power Co., Inc.	20,733	2,265,495
Constellation Energy Corp.	12,234	2,466,741
Duke Energy Corp.	30,037	3,663,613
NextEra Energy, Inc.	80,013	5,672,122
Southern Co. (The)	42,704	3,926,633

		17,994,604

Electrical Equipment — 0.6%
Eaton Corp. PLC	15,340	4,169,872
Emerson Electric Co.	22,186	2,432,473
GE Vernova, Inc.	10,584	3,231,084

		9,833,429

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., Class A	45,902	3,010,712

Energy Equipment & Services — 0.1%
Schlumberger NV	55,046	2,300,923

Entertainment — 1.6%
Netflix, Inc.(a)	16,653	15,529,422
Spotify Technology SA(a)	5,711	3,141,221
Walt Disney Co. (The)	70,667	6,974,833

		25,645,476

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services — 5.7%
Apollo Global Management, Inc.	20,266	$2,775,226
Berkshire Hathaway, Inc., Class B(a)	71,240	37,940,999
Fiserv, Inc.(a)	22,026	4,864,002
Mastercard, Inc., Class A	31,738	17,396,232
PayPal Holdings, Inc.(a)	39,124	2,552,841
Visa, Inc., Class A	67,171	23,540,749

		89,070,049

Food Products — 0.3%
Kraft Heinz Co. (The)	34,514	1,050,261
Mondelez International, Inc., Class A	52,153	3,538,581

		4,588,842

Ground Transportation — 1.0%
CSX Corp.	75,199	2,213,107
Norfolk Southern Corp.	8,768	2,076,701
Uber Technologies, Inc.(a)	79,095	5,762,862
Union Pacific Corp.	23,760	5,613,062

		15,665,732

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	67,319	8,929,865
Becton Dickinson & Co.	11,230	2,572,344
Boston Scientific Corp.(a)	57,226	5,772,959
Edwards Lifesciences Corp.(a)	22,763	1,649,862
Intuitive Surgical, Inc.(a)	13,749	6,809,467
Medtronic PLC	49,982	4,491,383
Stryker Corp.	14,099	5,248,353

		35,474,233

Health Care Providers & Services — 2.3%
Cigna Group (The)	10,470	3,444,630
CVS Health Corp.	49,039	3,322,392
Elevance Health, Inc.	9,062	3,941,608
HCA Healthcare, Inc.	7,222	2,495,562
McKesson Corp.	4,941	3,325,244
UnitedHealth Group, Inc.	35,794	18,747,107

		35,276,543

Health Care REITs — 0.2%
Welltower, Inc.	24,045	3,683,934

Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A(a)	16,656	1,989,726
Booking Holdings, Inc.	1,291	5,947,521
Chipotle Mexican Grill, Inc.(a)	53,041	2,663,189
DoorDash, Inc., Class A(a)	13,790	2,520,398
Marriott International, Inc., Class A	8,812	2,099,018
McDonald’s Corp.	28,044	8,760,104
Starbucks Corp.	44,130	4,328,712

		28,308,668

Household Products — 1.3%
Colgate-Palmolive Co.	31,710	2,971,227
Kimberly-Clark Corp.	12,896	1,834,069
Procter & Gamble Co. (The)	91,839	15,651,203

		20,456,499

Industrial Conglomerates — 0.5%
3M Co.	21,218	3,116,076
Honeywell International, Inc.	25,360	5,369,980

		8,486,056

Industrial REITs — 0.3%
Prologis, Inc.	35,977	4,021,869

Insurance — 1.6%
American International Group, Inc.	24,257	2,108,904

Security	Shares	Value

Insurance (continued)
Aon PLC, Class A	7,630	$3,045,057
Chubb Ltd.	15,758	4,758,758
Marsh & McLennan Cos., Inc.	19,203	4,686,108
MetLife, Inc.	22,522	1,808,291
Progressive Corp. (The)	22,720	6,429,987
Travelers Cos., Inc. (The)	8,798	2,326,719

		25,163,824

Interactive Media & Services — 7.3%
Alphabet, Inc., Class A	228,776	35,377,921
Alphabet, Inc., Class C, NVS	188,872	29,507,472
Meta Platforms, Inc., Class A	85,281	49,152,557

		114,037,950

IT Services — 1.2%
Accenture PLC, Class A	24,421	7,620,329
International Business Machines Corp.	35,706	8,878,654
Snowflake, Inc., Class A(a)	12,148	1,775,552

		18,274,535

Life Sciences Tools & Services — 0.8%
Danaher Corp.	25,121	5,149,805
Thermo Fisher Scientific, Inc.	14,863	7,395,829

		12,545,634

Machinery — 1.2%
Caterpillar, Inc.	18,784	6,194,963
Deere & Co.	9,701	4,553,165
Illinois Tool Works, Inc.	11,420	2,832,274
PACCAR, Inc.	19,978	1,945,258
Parker-Hannifin Corp.	4,972	3,022,230

		18,547,890

Media — 0.3%
Comcast Corp., Class A	145,937	5,385,075

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	55,634	2,106,303
Newmont Corp.	44,439	2,145,515
Southern Copper Corp.	3,411	318,792

		4,570,610

Multi-Utilities — 0.2%
Dominion Energy, Inc.	32,551	1,825,135
Sempra	24,573	1,753,529

		3,578,664

Oil, Gas & Consumable Fuels — 2.9%
Chevron Corp.	63,690	10,654,700
ConocoPhillips	50,342	5,286,917
EOG Resources, Inc.	21,799	2,795,504
Exxon Mobil Corp.	171,124	20,351,777
Marathon Petroleum Corp.	12,500	1,821,125
Occidental Petroleum Corp.	26,556	1,310,804
Phillips 66	16,102	1,988,275
Valero Energy Corp.	12,313	1,626,178

		45,835,280

Personal Care Products — 0.0%
Estee Lauder Cos., Inc. (The), Class A	8,950	590,700

Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co.	78,883	4,811,074
Eli Lilly & Co.	31,161	25,736,181
Johnson & Johnson	93,890	15,570,718
Merck & Co., Inc.	98,692	8,858,594

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Pfizer, Inc.	220,662	$5,591,575
Zoetis, Inc., Class A	17,572	2,893,230

		63,461,372

Professional Services — 0.3%
Automatic Data Processing, Inc.	15,987	4,884,508

Semiconductors & Semiconductor Equipment — 11.1%
Advanced Micro Devices, Inc.(a)	62,654	6,437,072
Analog Devices, Inc.	19,307	3,893,643
Applied Materials, Inc.	31,669	4,595,805
Broadcom, Inc.	179,019	29,973,151
Intel Corp.	168,710	3,831,404
KLA Corp.	5,175	3,517,965
Lam Research Corp.	49,953	3,631,583
Marvell Technology, Inc.	33,257	2,047,633
Micron Technology, Inc.	42,856	3,723,758
NVIDIA Corp.	910,844	98,717,273
QUALCOMM, Inc.	43,465	6,676,659
Texas Instruments, Inc.	35,412	6,363,536

		173,409,482

Software — 10.8%
Adobe, Inc.(a)	16,938	6,496,231
Atlassian Corp., Class A(a)	6,289	1,334,589
Autodesk, Inc.(a)	8,369	2,191,004
Cadence Design Systems, Inc.(a)	10,643	2,706,834
Crowdstrike Holdings, Inc., Class A(a)	8,979	3,165,816
Fortinet, Inc.(a)	24,530	2,361,258
Intuit, Inc.	10,629	6,526,100
Microsoft Corp.	289,462	108,661,140
Oracle Corp.	62,216	8,698,419
Palo Alto Networks, Inc.(a)	25,157	4,292,790
Roper Technologies, Inc.	4,163	2,454,422
Salesforce, Inc.	35,968	9,652,373
ServiceNow, Inc.(a)	7,989	6,360,362
Synopsys, Inc.(a)	6,000	2,573,100
Workday, Inc., Class A(a)	8,216	1,918,682

		169,393,120

Specialized REITs — 0.6%
American Tower Corp.	18,184	3,956,839
Equinix, Inc.	3,741	3,050,224
Public Storage	6,149	1,840,334

		8,847,397

Specialty Retail — 1.9%
AutoZone, Inc.(a)	656	2,501,184

Security	Shares	Value

Specialty Retail (continued)
Home Depot, Inc. (The)	38,604	$14,147,980
Lowe’s Cos., Inc.	21,988	5,128,261
O’Reilly Automotive, Inc.(a)	2,248	3,220,440
TJX Cos., Inc. (The)	44,133	5,375,399

		30,373,264

Technology Hardware, Storage & Peripherals — 8.2%
Apple Inc.	573,556	127,403,994
Dell Technologies, Inc., Class C	10,621	968,104

		128,372,098

Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica, Inc.(a)	4,521	1,279,714
NIKE, Inc., Class B	46,127	2,928,142

		4,207,856

Tobacco — 0.9%
Altria Group, Inc.	65,899	3,955,258
Philip Morris International, Inc.	60,472	9,598,721

		13,553,979

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.	18,328	4,888,261

Total Long-Term Investments — 99.8% (Cost: $1,324,013,956)		1,563,647,895

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	5,420,837	5,423,547
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	2,330,601	2,330,601

Total Short-Term Securities — 0.5% (Cost: $7,754,148)		7,754,148

Total Investments — 100.3% (Cost: $1,331,768,104)		1,571,402,043

Liabilities in Excess of Other Assets — (0.3)%		(4,751,673)

Net Assets — 100.0%		$1,566,650,370

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$5,421,774	(a)	$—	$1,773	$—	$5,423,547	5,420,837	$3,969	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	1,552,462	778,139	(a)	—	—	—	2,330,601	2,330,601	116,906		—

BlackRock, Inc.	4,425,280	1,526,258		(1,112,925)	258,767	343,934	5,441,314	5,749	115,994		—

					$260,540	$343,934	$13,195,462		$236,869		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	10	06/20/25	$2,827	$33,109

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$33,109	$—	$—	$—	$33,109

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(123,248)	$—	$—	$—	$(123,248)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(13,647)	$—	$—	$—	$(13,647)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,508,003

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,563,647,895	$—	$—	$1,563,647,895

Short-Term Securities
Money Market Funds	7,754,148	—	—	7,754,148

	$1,571,402,043	$—	$—	$1,571,402,043

Derivative Financial Instruments(a)
Assets
Equity Contracts	$33,109	$—	$—	$33,109

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments March 31, 2025	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Boeing Co. (The)(a)	72,077	$12,292,732
General Electric Co.	135,952	27,210,793
Lockheed Martin Corp.	39,648	17,711,158
TransDigm Group, Inc.	6,459	8,934,670

		66,149,353

Automobiles — 3.4%
Tesla, Inc.(a)	1,539,844	399,065,971

Beverages — 1.8%
Coca-Cola Co. (The)	1,308,742	93,732,102
Monster Beverage Corp.(a)	331,994	19,428,289
PepsiCo, Inc.	639,012	95,813,459

		208,973,850

Biotechnology — 1.8%
AbbVie, Inc.	450,311	94,349,161
Amgen, Inc.	245,815	76,583,663
Regeneron Pharmaceuticals, Inc.	5,156	3,270,090
Vertex Pharmaceuticals, Inc.(a)	76,189	36,937,951

		211,140,865

Broadline Retail — 6.8%
Amazon.com, Inc.(a)	4,206,263	800,283,598

Building Products — 0.1%
Trane Technologies PLC	45,349	15,278,985

Capital Markets — 1.3%
Blackstone, Inc., Class A, NVS	424,686	59,362,609
Charles Schwab Corp. (The)	97,334	7,619,305
Goldman Sachs Group, Inc. (The)	47,675	26,044,376
KKR & Co., Inc., Class A	113,936	13,172,141
Moody’s Corp.	92,824	43,227,209
Morgan Stanley	39,751	4,637,749

		154,063,389

Chemicals — 0.6%
Ecolab, Inc.	127,286	32,269,547
Sherwin-Williams Co. (The)	125,862	43,949,752

		76,219,299

Commercial Services & Supplies — 1.0%
Cintas Corp.	193,361	39,741,486
Copart, Inc.(a)	477,436	27,018,103
Waste Management, Inc.	236,082	54,655,344

		121,414,933

Communications Equipment — 0.6%
Arista Networks, Inc.(a)	606,682	47,005,721
Motorola Solutions, Inc.	46,074	20,171,658

		67,177,379

Consumer Finance — 0.3%
American Express Co.	122,513	32,962,123

Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	260,839	246,696,309

Electric Utilities — 0.1%
Constellation Energy Corp.	29,410	5,929,938

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., Class A	404,508	26,531,680

Security	Shares	Value

Entertainment — 2.4%
Netflix, Inc.(a)	251,742	$234,756,967
Spotify Technology SA(a)	86,521	47,589,146

		282,346,113

Financial Services — 5.7%
Apollo Global Management, Inc.	230,061	31,504,553
Fiserv, Inc.(a)	105,793	23,362,268
Mastercard, Inc., Class A	479,778	262,975,918
Visa, Inc., Class A	1,014,992	355,714,096

		673,556,835

Ground Transportation — 1.1%
Uber Technologies, Inc.(a)(b)	1,195,818	87,127,300
Union Pacific Corp.	172,188	40,677,693

		127,804,993

Health Care Equipment & Supplies — 1.1%
Edwards Lifesciences Corp.(a)	65,633	4,757,080
Intuitive Surgical, Inc.(a)	207,848	102,940,879
Stryker Corp.	63,139	23,503,493

		131,201,452

Health Care Providers & Services — 0.5%
Cigna Group (The)	14,383	4,732,007
Elevance Health, Inc.	21,855	9,506,051
HCA Healthcare, Inc.	26,640	9,205,452
McKesson Corp.	32,140	21,629,898
UnitedHealth Group, Inc.	36,741	19,243,099

		64,316,507

Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A(a)	251,445	30,037,620
Booking Holdings, Inc.	18,290	84,260,384
Chipotle Mexican Grill, Inc.(a)	804,889	40,413,477
DoorDash, Inc., Class A(a)	181,869	33,240,197
McDonald’s Corp.	27,093	8,463,040
Starbucks Corp.	516,540	50,667,408

		247,082,126

Household Products — 0.8%
Colgate-Palmolive Co.	262,557	24,601,591
Kimberly-Clark Corp.	79,995	11,376,889
Procter & Gamble Co. (The)	309,864	52,807,023

		88,785,503

Industrial Conglomerates — 0.2%
3M Co.	59,418	8,726,127
Honeywell International, Inc.	59,340	12,565,245

		21,291,372

Insurance — 0.8%
Marsh & McLennan Cos., Inc.	39,681	9,683,354
Progressive Corp. (The)	289,500	81,931,395

		91,614,749

Interactive Media & Services — 10.6%
Alphabet, Inc., Class A	2,647,188	409,361,152
Alphabet, Inc., Class C, NVS	2,185,444	341,431,916
Meta Platforms, Inc., Class A	867,621	500,062,040

		1,250,855,108

IT Services — 0.2%
Snowflake, Inc., Class A(a)	183,398	26,805,452

Machinery — 0.3%
Caterpillar, Inc.	40,270	13,281,046
Illinois Tool Works, Inc.	64,474	15,990,197

		29,271,243

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.0%
Southern Copper Corp.	51,575	$4,820,200

Personal Care Products — 0.0%
Estee Lauder Cos., Inc. (The), Class A	48,874	3,225,684

Pharmaceuticals — 4.7%
Eli Lilly & Co.	455,884	376,519,154
Merck & Co., Inc.	1,491,893	133,912,316
Zoetis, Inc., Class A	219,584	36,154,506

		546,585,976

Professional Services — 0.6%
Automatic Data Processing, Inc.	224,510	68,594,540

Semiconductors & Semiconductor Equipment — 15.3%
Advanced Micro Devices, Inc.(a)	625,326	64,245,993
Applied Materials, Inc.	440,140	63,873,117
Broadcom, Inc.	2,211,137	370,210,668
KLA Corp.	78,269	53,207,266
Lam Research Corp.	756,742	55,015,144
Marvell Technology, Inc.	40,265	2,479,116
NVIDIA Corp.(b)	10,033,864	1,087,470,180
QUALCOMM, Inc.	616,282	94,667,078
Texas Instruments, Inc.	64,704	11,627,309

		1,802,795,871

Software — 17.4%
Adobe, Inc.(a)	256,090	98,218,198
Atlassian Corp., Class A(a)	94,893	20,137,243
Autodesk, Inc.(a)	126,986	33,244,935
Cadence Design Systems, Inc.(a)	160,102	40,718,742
Crowdstrike Holdings, Inc., Class A(a)	135,504	47,776,000
Fortinet, Inc.(a)	302,466	29,115,377
Intuit, Inc.	160,650	98,637,493
Microsoft Corp.	3,172,797	1,191,036,266
Oracle Corp.	940,418	131,479,841
Palo Alto Networks, Inc.(a)	380,736	64,968,791
Salesforce, Inc.	461,063	123,730,867
ServiceNow, Inc.(a)	120,802	96,175,304
Synopsys, Inc.(a)	90,850	38,961,022
Workday, Inc., Class A(a)	124,305	29,028,947

		2,043,229,026

Specialized REITs — 0.6%
American Tower Corp.	274,808	59,798,221

Security	Shares	Value

Specialized REITs (continued)
Equinix, Inc.	3,057	$2,492,525
Public Storage	14,117	4,225,077

		66,515,823

Specialty Retail — 2.5%
AutoZone, Inc.(a)	9,083	34,631,481
Home Depot, Inc. (The)	465,707	170,676,958
O’Reilly Automotive, Inc.(a)	31,407	44,993,040
TJX Cos., Inc. (The)	393,430	47,919,774

		298,221,253

Technology Hardware, Storage & Peripherals — 11.8%
Apple Inc.	6,220,763	1,381,818,085
Dell Technologies, Inc., Class C	25,524	2,326,513

		1,384,144,598

Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc.(a)(b)	68,231	19,313,467
NIKE, Inc., Class B	429,181	27,244,410

		46,557,877

Total Long-Term Investments — 99.8% (Cost: $10,185,802,790)		11,731,509,973

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	75,744,919	75,782,792
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	16,726,822	16,726,822

Total Short-Term Securities — 0.8% (Cost: $92,509,614)		92,509,614

Total Investments — 100.6% (Cost: $10,278,312,404)		11,824,019,587

Liabilities in Excess of Other Assets — (0.6)%		(73,777,128)

Net Assets — 100.0%		$11,750,242,459

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$25,082,556	$50,705,921	(a)	$—	$(3,100)	$(2,585)	$75,782,792	75,744,919	$60,363	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	11,458,189	5,268,633	(a)	—	—	—	16,726,822	16,726,822	845,885		—

					$(3,100)	$(2,585)	$92,509,614		$906,248		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Growth E-Mini Index	99	06/20/25	$18,158	$(313,014)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$313,014	$—	$—	$—	$313,014

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(4,794,390)	$—	$—	$—	$(4,794,390)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(601,979)	$—	$—	$—	$(601,979)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$208,059,613

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 Growth ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$11,731,509,973	$—	$—	$11,731,509,973
Short-Term Securities
Money Market Funds	92,509,614	—	—	92,509,614

	$11,824,019,587	$—	$—	$11,824,019,587

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(313,014)	$—	$—	$(313,014)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments March 31, 2025	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.4%
Boeing Co. (The)(a)	117,589	$20,054,804
General Dynamics Corp.	51,328	13,990,986
General Electric Co.	158,852	31,794,228
Lockheed Martin Corp.	26,963	12,044,642
Northrop Grumman Corp.	25,669	13,142,785
RTX Corp.	249,997	33,114,602
TransDigm Group, Inc.	8,166	11,295,946

		135,437,993

Air Freight & Logistics — 0.8%
FedEx Corp.	41,647	10,152,706
United Parcel Service, Inc., Class B	137,048	15,073,909

		25,226,615

Automobiles — 0.5%
Ford Motor Co.	738,282	7,404,969
General Motors Co.	185,968	8,746,075

		16,151,044

Banks — 9.3%
Bank of America Corp.	1,251,949	52,243,832
Citigroup, Inc.	355,813	25,259,165
JPMorgan Chase & Co.	528,220	129,572,366
PNC Financial Services Group, Inc. (The)	74,642	13,119,824
Truist Financial Corp.	250,887	10,324,000
U.S. Bancorp	293,093	12,374,386
Wells Fargo & Co.	618,763	44,420,996

		287,314,569

Beverages — 1.5%
Coca-Cola Co. (The)	311,659	22,321,018
Constellation Brands, Inc., Class A	29,577	5,427,971
Keurig Dr. Pepper, Inc.	223,749	7,656,691
Monster Beverage Corp.(a)	26,901	1,574,246
PepsiCo, Inc.	54,281	8,138,893

		45,118,819

Biotechnology — 3.2%
AbbVie, Inc.	189,203	39,641,813
Amgen, Inc.	22,285	6,942,892
Gilead Sciences, Inc.	234,640	26,291,412
Moderna, Inc.(a)	60,369	1,711,461
Regeneron Pharmaceuticals, Inc.	17,996	11,413,603
Vertex Pharmaceuticals, Inc.(a)	24,304	11,783,065

		97,784,246

Building Products — 0.9%
Carrier Global Corp.	157,685	9,997,229
Johnson Controls International PLC	123,971	9,931,317
Trane Technologies PLC	28,046	9,449,258

		29,377,804

Capital Markets — 5.5%
BlackRock, Inc.(b)	27,755	26,269,552
Charles Schwab Corp. (The)	280,337	21,944,780
CME Group, Inc., Class A	67,579	17,928,033
Goldman Sachs Group, Inc. (The)	41,459	22,648,637
Intercontinental Exchange, Inc.	106,817	18,425,933
KKR & Co., Inc., Class A	90,142	10,421,317
Morgan Stanley	202,887	23,670,826
S&P Global, Inc.	58,836	29,894,572

		171,203,650

Chemicals — 1.8%
Air Products & Chemicals, Inc.	41,721	12,304,357

Security	Shares	Value

Chemicals (continued)
Ecolab, Inc.	6,134	$1,555,092
Linde PLC	90,333	42,062,658
Sherwin-Williams Co. (The)	3,949	1,378,951

		57,301,058

Commercial Services & Supplies — 0.3%
Cintas Corp.	3,376	693,869
Copart, Inc.(a)	11,143	630,583
Republic Services, Inc.	38,574	9,341,080

		10,665,532

Communications Equipment — 1.7%
Cisco Systems, Inc.	750,435	46,309,344
Motorola Solutions, Inc.	16,251	7,114,850

		53,424,194

Construction Materials — 0.4%
CRH PLC	129,133	11,359,830

Consumer Finance — 1.0%
American Express Co.	65,105	17,516,500
Capital One Financial Corp.	71,166	12,760,064

		30,276,564

Consumer Staples Distribution & Retail — 2.6%
Target Corp.	87,100	9,089,756
Walmart, Inc.	816,024	71,638,747

		80,728,503

Diversified Telecommunication Services — 2.4%
AT&T Inc.	1,349,682	38,169,007
Verizon Communications, Inc.	792,295	35,938,501

		74,107,508

Electric Utilities — 2.7%
American Electric Power Co., Inc.	100,148	10,943,172
Constellation Energy Corp.	49,701	10,021,213
Duke Energy Corp.	145,053	17,692,114
NextEra Energy, Inc.	386,585	27,405,011
Southern Co. (The)	205,870	18,929,746

		84,991,256

Electrical Equipment — 1.5%
Eaton Corp. PLC	74,193	20,167,883
Emerson Electric Co.	107,415	11,776,981
GE Vernova, Inc.	51,216	15,635,220

		47,580,084

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., Class A	92,380	6,059,204

Energy Equipment & Services — 0.4%
Schlumberger NV	265,351	11,091,672

Entertainment — 1.1%
Walt Disney Co. (The)	341,411	33,697,266

Financial Services — 6.9%
Apollo Global Management, Inc.	24,659	3,376,803
Berkshire Hathaway, Inc., Class B(a)	344,146	183,285,277
Fiserv, Inc.(a)	72,607	16,033,804
PayPal Holdings, Inc.(a)	188,502	12,299,755

		214,995,639

Food Products — 0.7%
Kraft Heinz Co. (The)	167,448	5,095,443
Mondelez International, Inc., Class A	251,753	17,081,441

		22,176,884

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation — 1.1%
CSX Corp.	362,312	$10,662,842
Norfolk Southern Corp.	42,476	10,060,441
Union Pacific Corp.	59,755	14,116,521

		34,839,804

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories	325,200	43,137,780
Becton Dickinson & Co.	54,345	12,448,266
Boston Scientific Corp.(a)	276,142	27,857,205
Edwards Lifesciences Corp.(a)	88,962	6,447,966
Medtronic PLC	241,340	21,686,812
Stryker Corp.	47,829	17,804,345

		129,382,374

Health Care Providers & Services — 4.8%
Cigna Group (The)	45,975	15,125,775
CVS Health Corp.	237,137	16,066,032
Elevance Health, Inc.	36,720	15,971,731
HCA Healthcare, Inc.	26,276	9,079,672
McKesson Corp.	13,579	9,138,531
UnitedHealth Group, Inc.	161,151	84,402,836

		149,784,577

Health Care REITs — 0.6%
Welltower, Inc.	115,851	17,749,532

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.	380	1,750,626
DoorDash, Inc., Class A(a)	8,388	1,533,075
Marriott International, Inc., Class A	42,563	10,138,506
McDonald’s Corp.	126,799	39,608,203
Starbucks Corp.	47,807	4,689,389

		57,719,799

Household Products — 2.3%
Colgate-Palmolive Co.	68,827	6,449,090
Kimberly-Clark Corp.	36,688	5,217,767
Procter & Gamble Co. (The)	344,709	58,745,308

		70,412,165

Industrial Conglomerates — 1.1%
3M Co.	83,218	12,221,396
Honeywell International, Inc.	103,523	21,920,995

		34,142,391

Industrial REITs — 0.6%
Prologis, Inc.	173,719	19,420,047

Insurance — 3.0%
American International Group, Inc.	117,201	10,189,455
Aon PLC, Class A	36,903	14,727,618
Chubb Ltd.	76,063	22,970,265
Marsh & McLennan Cos., Inc.	79,991	19,520,204
MetLife, Inc.	108,793	8,734,990
Progressive Corp. (The)	17,210	4,870,602
Travelers Cos., Inc. (The)	42,493	11,237,699

		92,250,833

IT Services — 2.6%
Accenture PLC, Class A	117,972	36,811,983
International Business Machines Corp.	172,478	42,888,379

		79,700,362

Life Sciences Tools & Services — 2.0%
Danaher Corp.	121,356	24,877,980
Thermo Fisher Scientific, Inc.	71,797	35,726,187

		60,604,167

Security	Shares	Value

Machinery — 2.6%
Caterpillar, Inc.	77,864	$25,679,547
Deere & Co.	46,855	21,991,394
Illinois Tool Works, Inc.	34,394	8,530,056
PACCAR, Inc.	96,670	9,412,758
Parker-Hannifin Corp.	24,047	14,616,969

		80,230,724

Media — 0.8%
Comcast Corp., Class A	705,005	26,014,685

Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	269,022	10,185,173
Newmont Corp.	214,210	10,342,059

		20,527,232

Multi-Utilities — 0.6%
Dominion Energy, Inc.	157,509	8,831,530
Sempra	119,070	8,496,835

		17,328,365

Oil, Gas & Consumable Fuels — 7.1%
Chevron Corp.	307,724	51,479,148
ConocoPhillips	243,293	25,550,631
EOG Resources, Inc.	105,302	13,503,929
Exxon Mobil Corp.	826,689	98,318,123
Marathon Petroleum Corp.	60,386	8,797,636
Occidental Petroleum Corp.	128,090	6,322,522
Phillips 66	77,584	9,580,072
Valero Energy Corp.	59,328	7,835,449

		221,387,510

Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	27,630	1,823,580

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	381,336	23,257,683
Johnson & Johnson	453,547	75,216,234
Pfizer, Inc.	1,065,949	27,011,148
Zoetis, Inc., Class A	14,998	2,469,421

		127,954,486

Professional Services — 0.0%
Automatic Data Processing, Inc.	5,564	1,699,969

Semiconductors & Semiconductor Equipment — 3.4%
Advanced Micro Devices, Inc.(a)	102,906	10,572,562
Analog Devices, Inc.	93,156	18,786,770
Applied Materials, Inc.	12,390	1,798,037
Intel Corp.	814,932	18,507,106
Marvell Technology, Inc.	148,186	9,123,812
Micron Technology, Inc.	207,246	18,007,605
QUALCOMM, Inc.	12,919	1,984,488
Texas Instruments, Inc.	150,423	27,031,013

		105,811,393

Software — 0.7%
Fortinet, Inc.(a)(c)	21,754	2,094,040
Roper Technologies, Inc.	20,072	11,834,050
Salesforce, Inc.	26,409	7,087,119

		21,015,209

Specialized REITs — 0.7%
Equinix, Inc.	17,141	13,975,914
Public Storage	25,221	7,548,393

		21,524,307

Specialty Retail — 1.7%
AutoZone, Inc.(a)	276	1,052,327
Home Depot, Inc. (The)	37,671	13,806,045

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Lowe’s Cos., Inc.	106,228	$24,775,556
O’Reilly Automotive, Inc.(a)	846	1,211,963
TJX Cos., Inc. (The)	87,134	10,612,921

		51,458,812

Technology Hardware, Storage & Peripherals — 0.1%
Dell Technologies, Inc., Class C	43,531	3,967,851

Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	84,925	5,391,039

Tobacco — 2.1%
Altria Group, Inc.	318,823	19,135,756
Philip Morris International, Inc.	292,272	46,392,335

		65,528,091

Wireless Telecommunication Services — 0.8%
T-Mobile U.S., Inc.	88,553	23,617,971

Total Long-Term Investments — 99.7% (Cost: $2,877,764,146)		3,087,357,209

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(b)(d)(e)	148,052	148,126
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(b)(d)	5,002,035	5,002,035

Total Short-Term Securities — 0.2% (Cost: $5,150,161)		5,150,161

Total Investments — 99.9% (Cost: $2,882,914,307)		3,092,507,370

Other Assets Less Liabilities — 0.1%		2,213,855

Net Assets — 100.0%		$3,094,721,225

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$151,885	(a)	$—	$(3,759)	$—	$148,126	148,052	$4,533	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,978,323	2,023,712	(a)	—	—	—	5,002,035	5,002,035	187,201		—

BlackRock, Inc	19,215,951	17,069,777		(13,533,198)	3,592,222	(75,200)	26,269,552	27,755	511,206		—

					$3,588,463	$(75,200)	$31,419,713		$702,940		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Value E-Mini Index	71	06/20/25	$6,618	$97,470

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$97,470	$—	$—	$—	$97,470

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$70,874	$—	$—	$—	$70,874

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(46,702)	$—	$—	$—	$(46,702)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2025	iShares® Russell Top 200 Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,792,700

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,087,357,209	$—	$—	$3,087,357,209
Short-Term Securities
Money Market Funds	5,150,161	—	—	5,150,161

	$3,092,507,370	$—	$—	$3,092,507,370

Derivative Financial Instruments(a)
Assets
Equity Contracts	$97,470	$—	$—	$97,470

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities

March 31, 2025

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,558,206,581	$11,731,509,973	$3,061,087,657
Investments, at value — affiliated(c)	13,195,462	92,509,614	31,419,713
Cash	1	4,008	4
Cash pledged:
Futures contracts	142,000	1,255,000	395,971
Receivables:
Securities lending income — affiliated	662	8,903	1,296
Capital shares sold	—	—	9,354
Dividends — unaffiliated	709,167	2,764,651	2,377,377
Dividends — affiliated	9,172	62,477	16,927
Variation margin on futures contracts	13,434	28,710	64,610

Total assets	1,572,276,479	11,828,143,336	3,095,372,909

LIABILITIES
Collateral on securities loaned	5,423,547	75,784,922	148,126
Payables:
Capital shares redeemed	—	18,685	—
Investment advisory fees	202,562	2,097,270	503,558

Total liabilities	5,626,109	77,900,877	651,684

Commitments and contingent liabilities

NET ASSETS	$1,566,650,370	$11,750,242,459	$3,094,721,225

NET ASSETS CONSIST OF:
Paid-in capital	$1,369,710,478	$10,583,002,163	$3,025,165,480
Accumulated earnings	196,939,892	1,167,240,296	69,555,745

NET ASSETS	$1,566,650,370	$11,750,242,459	$3,094,721,225

NET ASSET VALUE
Shares outstanding	11,400,000	55,750,000	37,650,000

Net asset value	$137.43	$210.77	$82.20

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$1,319,500,551	$10,185,802,790	$2,854,618,284
(b) Securities loaned, at value	$5,198,529	$73,289,227	$144,390
(c) Investments, at cost — affiliated	$12,267,553	$92,509,614	$28,296,023

See notes to financial statements.

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	17

Statements of Operations

Year Ended March 31, 2025

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$18,969,069	$77,078,311	$54,179,380
Dividends — affiliated	232,900	845,885	698,407
Interest — unaffiliated	200	1,510	878
Securities lending income — affiliated — net	3,969	60,363	4,533

Total investment income	19,206,138	77,986,069	54,883,198

EXPENSES
Investment advisory	2,292,941	24,032,562	5,006,654
Interest expense	78	805	177

Total expenses	2,293,019	24,033,367	5,006,831

Net investment income	16,913,119	53,952,702	49,876,367

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,221,219)	(48,700,897)	(51,135,985)
Investments — affiliated	(12,191)	(3,100)	(49,360)
Futures contracts	(123,248)	(4,794,390)	70,874
In-kind redemptions — unaffiliated(a)	114,286,719	1,355,346,344	321,974,423
In-kind redemptions — affiliated(a)	272,731	—	3,637,823

	105,202,792	1,301,847,957	274,497,775

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,085,186	(664,866,816)	(61,398,947)
Investments — affiliated	343,934	(2,585)	(75,200)
Futures contracts	(13,647)	(601,979)	(46,702)

	1,415,473	(665,471,380)	(61,520,849)

Net realized and unrealized gain	106,618,265	636,376,577	212,976,926

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,531,384	$690,329,279	$262,853,293

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	iShares Russell Top 200 ETF		iShares Russell Top 200 Growth ETF
	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,913,119	$13,243,831	$53,952,702	$50,928,661
Net realized gain	105,202,792	40,766,873	1,301,847,957	1,117,696,451
Net change in unrealized appreciation (depreciation)	1,415,473	238,711,187	(665,471,380)	1,578,837,131

Net increase in net assets resulting from operations	123,531,384	292,721,891	690,329,279	2,747,462,243

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(16,927,143)	(13,527,019)	(53,727,357)	(54,476,201)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	150,691,155	226,752,885	892,207,702	1,593,895,605

NET ASSETS
Total increase in net assets	257,295,396	505,947,757	1,528,809,624	4,286,881,647
Beginning of year	1,309,354,974	803,407,217	10,221,432,835	5,934,551,188

End of year	$1,566,650,370	$1,309,354,974	$11,750,242,459	$10,221,432,835

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	19

Statements of Changes in Net Assets (continued)

	iShares Russell Top 200 Value ETF
	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$49,876,367	$40,358,205
Net realized gain	274,497,775	60,591,305
Net change in unrealized appreciation (depreciation)	(61,520,849)	237,069,606

Net increase in net assets resulting from operations	262,853,293	338,019,116

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(49,326,184)	(40,150,011)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	739,577,805	286,589,409

NET ASSETS
Total increase in net assets	953,104,914	584,458,514
Beginning of year	2,141,616,311	1,557,157,797

End of year	$3,094,721,225	$2,141,616,311

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Top 200 ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$127.12	$97.38	$107.99	$94.64	$61.54

Net investment income(a)	1.53	1.47	1.42	1.26	1.23
Net realized and unrealized gain (loss)(b)	10.30	29.74	(10.59)	13.37	33.09

Net increase (decrease) from investment operations	11.83	31.21	(9.17)	14.63	34.32

Distributions from net investment income(c)	(1.52)	(1.47)	(1.44)	(1.28)	(1.22)

Net asset value, end of year	$137.43	$127.12	$97.38	$107.99	$94.64

Total Return(d)
Based on net asset value	9.29%	32.29%	(8.41)%	15.48%	56.06%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.11%	1.34%	1.51%	1.20%	1.48%

Supplemental Data
Net assets, end of year (000)	$1,566,650	$1,309,355	$803,407	$1,042,089	$865,920

Portfolio turnover rate(f)	5%	4%	5%	4%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Growth ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$195.25	$138.98	$158.56	$134.47	$84.14

Net investment income(a)	0.98	1.10	1.14	0.89	0.93
Net realized and unrealized gain (loss)(b)	15.52	56.34	(19.62)	24.09	50.31

Net increase (decrease) from investment operations	16.50	57.44	(18.48)	24.98	51.24

Distributions from net investment income(c)	(0.98)	(1.17)	(1.10)	(0.89)	(0.91)

Net asset value, end of year	$210.77	$195.25	$138.98	$158.56	$134.47

Total Return(d)
Based on net asset value	8.43%	41.48%	(11.60)%	18.58%	61.04%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	0.45%	0.66%	0.87%	0.57%	0.77%

Supplemental Data
Net assets, end of year (000)	$11,750,242	$10,221,433	$5,934,551	$4,820,372	$3,529,895

Portfolio turnover rate(f)	28%	11%	12%	10%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

22	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Value ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$76.35	$65.15	$69.61	$63.58	$44.04

Net investment income(a)	1.58	1.55	1.40	1.30	1.26
Net realized and unrealized gain (loss)(b)	5.77	11.18	(4.52)	6.01	19.49

Net increase (decrease) from investment operations	7.35	12.73	(3.12)	7.31	20.75

Distributions from net investment income(c)	(1.50)	(1.53)	(1.34)	(1.28)	(1.21)

Net asset value, end of year	$82.20	$76.35	$65.15	$69.61	$63.58

Total Return(d)
Based on net asset value	9.71%	19.82%	(4.37)%	11.56%	47.63%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.99%	2.28%	2.17%	1.91%	2.31%

Supplemental Data
Net assets, end of year (000)	$3,094,721	$2,141,616	$1,557,158	$1,287,723	$1,153,937

Portfolio turnover rate(f)	18%	14%	18%	15%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Russell Top 200(a)	Diversified
Russell Top 200 Growth(a)	Diversified
Russell Top 200 Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its

24	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)

resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Russell Top 200
Citigroup Global Markets, Inc.	$346,040	$(346,040)	$—	$—
SG Americas Securities LLC	4,852,489	(4,852,489)	—	—

	$5,198,529	$(5,198,529)	$—	$—

Russell Top 200 Growth
BNP Paribas SA	$45,844,740	$(45,844,740)	$—	$—
Citigroup Global Markets, Inc.	27,444,487	(27,444,487)	—	—

	$73,289,227	$(73,289,227)	$—	$—

Russell Top 200 Value
Jefferies LLC	$144,390	$(144,390)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Russell Top 200	0.15%
Russell Top 200 Growth	0.20
Russell Top 200 Value	0.20

26	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Russell Top 200	$ 1,630
Russell Top 200 Growth	24,683
Russell Top 200 Value	1,887

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Russell Top 200	$55,093,920	$41,689,709	$(5,910,790)
Russell Top 200 Growth	1,178,323,829	1,114,966,711	(66,400,971)
Russell Top 200 Value	378,450,860	127,426,254	(15,290,692)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Russell Top 200	$79,611,531	$79,833,283
Russell Top 200 Growth	3,324,364,793	3,331,139,844
Russell Top 200 Value	439,662,202	442,971,872

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Russell Top 200	$449,913,567	$299,663,949
Russell Top 200 Growth	4,180,833,125	3,291,281,694
Russell Top 200 Value	1,965,603,616	1,223,713,405

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Russell Top 200	$114,415,419	$(114,415,419)
Russell Top 200 Growth	1,354,904,805	(1,354,904,805)
Russell Top 200 Value	324,478,883	(324,478,883)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24
Russell Top 200
Ordinary income	$16,927,143	$13,527,019

Russell Top 200 Growth
Ordinary income	$53,727,357	$54,476,201

Russell Top 200 Value
Ordinary income	$49,326,184	$40,150,011

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Russell Top 200	$429,147	$(41,055,528)	$237,566,273	$196,939,892
Russell Top 200 Growth	1,481,950	(335,650,507)	1,501,408,853	1,167,240,296
Russell Top 200 Value	1,752,402	(137,574,885)	205,378,228	69,555,745

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains(losses) on certain futures contracts.

28	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell Top 200	$1,333,835,770	$286,623,458	$(49,057,185)	$237,566,273
Russell Top 200 Growth	10,322,610,734	1,782,849,665	(281,440,812)	1,501,408,853
Russell Top 200 Value	2,887,129,142	307,944,819	(102,566,591)	205,378,228

9. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24
iShares ETF	Shares	Amount	Shares	Amount
Russell Top 200
Shares sold	3,300,000	$450,814,008	3,650,000	$398,960,552
Shares redeemed	(2,200,000)	(300,122,853)	(1,600,000)	(172,207,667)

	1,100,000	$150,691,155	2,050,000	$226,752,885

Russell Top 200 Growth
Shares sold	19,050,000	$4,187,470,365	24,600,000	$4,159,076,206
Shares redeemed	(15,650,000)	(3,295,262,663)	(14,950,000)	(2,565,180,601)

	3,400,000	$892,207,702	9,650,000	$1,593,895,605

Russell Top 200 Value
Shares sold	24,750,000	$1,971,403,174	9,700,000	$658,415,263
Shares redeemed	(15,150,000)	(1,231,825,369)	(5,550,000)	(371,825,854)

	9,600,000	$739,577,805	4,150,000	$286,589,409

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Fund’s custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2025 and each of the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

iShares Russell Top 200 ETF iShares Russell Top 200 Growth ETF iShares Russell Top 200 Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income

Russell Top 200	$ 18,642,200
Russell Top 200 Growth	75,138,647
Russell Top 200 Value	53,354,036

The following maximum amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income

Russell Top 200	$ 362,737
Russell Top 200 Growth	1,233,653
Russell Top 200 Value	1,056,078

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Russell Top 200	100.00%
Russell Top 200 Growth	100.00
Russell Top 200 Value	100.00

32	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

A D D I T I O N A L I N F O R M A T I O N	33

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

34	2 0 2 5 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares Russell 3000 ETF | IWV | NYSE Arca

•	iShares Russell Mid-Cap Value ETF | IWS | NYSE Arca

2

Schedule of Investments March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
AAR Corp.(a)(b)	9,372	$524,738
AeroVironment, Inc.(a)	7,769	925,987
AerSale Corp.(a)	7,419	55,568
Archer Aviation, Inc., Class A(a)	85,647	608,950
Astronics Corp.(a)(b)	7,699	186,085
Axon Enterprise, Inc.(a)(b)	19,323	10,162,932
Boeing Co. (The)(a)	200,027	34,114,605
BWX Technologies, Inc.	25,169	2,482,922
Byrna Technologies, Inc.(a)(b)	5,755	96,914
Cadre Holdings, Inc.	6,699	198,357
Curtiss-Wright Corp.	10,030	3,182,218
Ducommun, Inc.(a)	2,609	151,400
General Dynamics Corp.	72,936	19,880,895
General Electric Co.	288,285	57,700,243
HEICO Corp.(b)	11,880	3,174,217
HEICO Corp., Class A	21,529	4,541,973
Hexcel Corp.	23,172	1,268,899
Howmet Aerospace, Inc.(b)	108,173	14,033,283
Huntington Ingalls Industries, Inc.	10,799	2,203,428
Intuitive Machines, Inc., Class A(a)	11,140	82,993
Kratos Defense & Security Solutions, Inc.(a)(b)	40,757	1,210,075
L3Harris Technologies, Inc.	50,755	10,623,529
Leonardo DRS, Inc.	19,522	641,883
Loar Holdings, Inc.(a)(b)	8,058	569,298
Lockheed Martin Corp.	56,488	25,233,755
Mercury Systems, Inc.(a)	13,110	564,910
Moog, Inc., Class A	7,676	1,330,635
Northrop Grumman Corp.	36,506	18,691,437
Park Aerospace Corp.	6,365	85,609
Rocket Lab U.S.A., Inc., Class A(a)	92,244	1,649,323
RTX Corp.	356,293	47,194,571
Spirit AeroSystems Holdings, Inc., Class A(a)	32,442	1,117,951
Standardaero, Inc.(a)(b)	28,116	749,010
Textron, Inc.	50,770	3,668,133
TransDigm Group, Inc.	14,537	20,108,887
Triumph Group, Inc.(a)	15,918	403,362
V2X, Inc.(a)	3,337	163,680
Virgin Galactic Holdings, Inc., Shares C(a)(b)	3,321	10,063
Woodward, Inc.	15,433	2,816,368

		292,409,086

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(a)	15,829	355,203
CH Robinson Worldwide, Inc.	30,724	3,146,138
Expeditors International of Washington, Inc.	37,182	4,471,135
FedEx Corp.	59,233	14,439,821
Forward Air Corp.(a)	7,325	147,159
GXO Logistics, Inc.(a)(b)	31,007	1,211,753
Hub Group, Inc., Class A	17,336	644,379
United Parcel Service, Inc., Class B	195,439	21,496,336

		45,911,924

Automobile Components — 0.1%
Adient PLC(a)	24,831	319,327
American Axle & Manufacturing Holdings, Inc.(a)(b)	30,117	122,576
Aptiv PLC(a)	62,835	3,738,682
BorgWarner, Inc.	57,291	1,641,387
Cooper-Standard Holdings, Inc.(a)	713	10,923
Dana, Inc.	34,073	454,193
Dorman Products, Inc.(a)	7,407	892,840
Fox Factory Holding Corp.(a)(b)	11,219	261,851

Security	Shares	Value

Automobile Components (continued)
Gentex Corp.	62,685	$1,460,561
Gentherm, Inc.(a)	8,456	226,113
Goodyear Tire & Rubber Co. (The)(a)	75,182	694,682
LCI Industries	6,949	607,551
Lear Corp.	14,389	1,269,398
Luminar Technologies, Inc., Class A(a)(b)	4,404	23,738
Modine Manufacturing Co.(a)(b)	14,247	1,093,457
Patrick Industries, Inc.	8,820	745,819
Phinia, Inc.	12,467	528,975
QuantumScape Corp., Class A(a)(b)	97,867	407,127
Solid Power, Inc., Class A(a)(b)	37,794	39,684
Standard Motor Products, Inc.	5,083	126,719
Stoneridge, Inc.(a)	6,828	31,341
Visteon Corp.(a)	6,978	541,632
XPEL, Inc.(a)	6,634	194,907

		15,433,483

Automobiles — 1.5%
Ford Motor Co.	1,052,085	10,552,413
General Motors Co.	264,518	12,440,282
Harley-Davidson, Inc.	31,800	802,950
Lucid Group, Inc.(a)(b)	264,362	639,756
Rivian Automotive, Inc., Class A(a)(b)	219,634	2,734,443
Tesla, Inc.(a)	743,167	192,599,160
Thor Industries, Inc.	13,313	1,009,258
Winnebago Industries, Inc.	7,817	269,374

		221,047,636

Banks — 3.9%
1st Source Corp.	4,039	241,573
ACNB Corp.	3,174	130,642
Amalgamated Financial Corp.	5,063	145,561
Amerant Bancorp, Inc., Class A	7,746	159,877
Ameris Bancorp	16,302	938,506
Arrow Financial Corp.	4,983	131,003
Associated Banc-Corp.	42,915	966,875
Atlantic Union Bankshares Corp.	23,799	741,101
Axos Financial, Inc.(a)	15,606	1,006,899
Banc of California, Inc.	33,041	468,852
BancFirst Corp.	5,962	655,045
Bancorp, Inc. (The)(a)	11,572	611,465
Bank First Corp.	2,941	296,276
Bank of America Corp.	1,780,503	74,300,390
Bank of Hawaii Corp.	10,335	712,805
Bank of Marin Bancorp	4,498	99,271
Bank of NT Butterfield & Son Ltd. (The)	14,034	546,203
Bank OZK	29,479	1,280,863
BankUnited, Inc.	20,108	692,520
Banner Corp.	9,732	620,610
Bar Harbor Bankshares	4,806	141,777
BayCom Corp.	6,212	156,356
BCB Bancorp, Inc.	5,751	56,705
Berkshire Hills Bancorp, Inc.	11,623	303,244
Blue Foundry Bancorp(a)(b)	8,852	81,438
BOK Financial Corp.	6,049	630,003
Bridgewater Bancshares, Inc.(a)	8,163	113,384
Brookline Bancorp, Inc.	17,954	195,699
Burke & Herbert Financial Services Corp.	3,919	219,895
Business First Bancshares, Inc.	6,535	159,127
Byline Bancorp, Inc.	7,350	192,276
Cadence Bank	38,190	1,159,448
California BanCorp(a)(b)	8,947	128,211
Camden National Corp.	3,718	150,467
Capital City Bank Group, Inc.	4,560	163,978

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Capitol Federal Financial, Inc.	39,739	$222,538
Carter Bankshares, Inc.(a)	8,302	134,326
Cathay General Bancorp	17,603	757,457
Central Pacific Financial Corp.	8,258	223,296
Citigroup, Inc.	506,828	35,979,720
Citizens & Northern Corp.	5,805	116,797
Citizens Financial Group, Inc.	117,134	4,798,980
Citizens Financial Services, Inc.	1,356	78,716
City Holding Co.	3,834	450,380
Civista Bancshares, Inc.	6,024	117,709
CNB Financial Corp.	5,061	112,607
Coastal Financial Corp.(a)	2,794	252,606
Colony Bankcorp, Inc.	2,323	37,516
Columbia Banking System, Inc.	54,454	1,358,083
Columbia Financial, Inc.(a)	8,604	129,060
Comerica, Inc.	35,904	2,120,490
Commerce Bancshares, Inc.	33,410	2,079,104
Community Financial System, Inc.	14,133	803,602
Community Trust Bancorp, Inc.	3,844	193,584
Community West Bancshares	7,138	131,910
ConnectOne Bancorp, Inc.	10,426	253,456
Cullen/Frost Bankers, Inc.	16,174	2,024,985
Customers Bancorp, Inc.(a)	7,352	369,070
CVB Financial Corp.	34,578	638,310
Dime Community Bancshares, Inc.	9,351	260,706
Eagle Bancorp, Inc.	7,887	165,627
East West Bancorp, Inc.	37,259	3,344,368
Eastern Bankshares, Inc.	48,496	795,334
Enterprise Bancorp, Inc.	4,074	158,601
Enterprise Financial Services Corp.	9,350	502,469
Equity Bancshares, Inc., Class A	3,966	156,260
Esquire Financial Holdings, Inc.	2,265	170,736
Farmers & Merchants Bancorp, Inc.	4,346	103,913
Farmers National Banc Corp.	10,810	141,071
FB Financial Corp.	10,401	482,190
Fidelity D&D Bancorp, Inc.	2,321	96,577
Fifth Third Bancorp	180,255	7,065,996
Financial Institutions, Inc.	4,621	115,340
First Bancorp, Inc. (The)	3,785	93,565
First BanCorp/Puerto Rico	43,678	837,307
First Bancorp/Southern Pines NC	8,919	358,009
First Bancshares, Inc. (The)	9,175	310,207
First Bank	9,380	138,918
First Busey Corp.	22,543	486,929
First Business Financial Services, Inc.	3,308	155,972
First Citizens BancShares, Inc., Class A(b)	3,074	5,699,565
First Commonwealth Financial Corp.	23,135	359,518
First Community Bankshares, Inc.	4,404	165,987
First Financial Bancorp	24,585	614,133
First Financial Bankshares, Inc.	34,440	1,237,085
First Financial Corp.	2,795	136,899
First Foundation, Inc.	11,597	60,188
First Hawaiian, Inc.	35,359	864,174
First Horizon Corp.	141,367	2,745,347
First Internet Bancorp	4,021	107,682
First Interstate BancSystem, Inc., Class A	23,662	677,916
First Merchants Corp.	14,309	578,656
First Mid Bancshares, Inc.	6,937	242,101
First of Long Island Corp. (The)	6,602	81,535
Five Star Bancorp	3,919	108,948
Flagstar Financial, Inc.	62,827	730,050
Flushing Financial Corp.	8,566	108,788
FNB Corp.	93,880	1,262,686

Security	Shares	Value

Banks (continued)
FS Bancorp, Inc.	3,225	$122,582
Fulton Financial Corp.	43,550	787,820
German American Bancorp, Inc.	6,489	243,338
Glacier Bancorp, Inc.	31,610	1,397,794
Great Southern Bancorp, Inc.	2,579	142,799
Guaranty Bancshares, Inc.	3,124	125,054
Hancock Whitney Corp.	23,598	1,237,715
Hanmi Financial Corp.	8,508	192,791
HarborOne Bancorp, Inc.	17,051	176,819
HBT Financial, Inc.	5,122	114,784
Heritage Commerce Corp.	16,514	157,213
Heritage Financial Corp.	9,212	224,128
Hilltop Holdings, Inc.	13,800	420,210
Hingham Institution For Savings (The)(b)	465	110,577
Home Bancorp, Inc.	2,898	129,830
Home BancShares, Inc.	52,422	1,481,970
HomeStreet, Inc.(a)	4,887	57,373
HomeTrust Bancshares, Inc.	5,430	186,140
Hope Bancorp, Inc.	29,353	307,326
Horizon Bancorp, Inc.	10,546	159,034
Huntington Bancshares, Inc.	383,478	5,756,005
Independent Bank Corp.	11,527	722,167
Independent Bank Corp.	5,188	159,739
International Bancshares Corp.	14,642	923,325
John Marshall Bancorp, Inc.	5,899	97,451
JPMorgan Chase & Co.	751,231	184,276,964
Kearny Financial Corp.	15,648	97,957
KeyCorp	244,598	3,911,122
Lakeland Financial Corp.	5,935	352,776
Live Oak Bancshares, Inc.(b)	8,464	225,650
M&T Bank Corp.	44,778	8,004,068
Mercantile Bank Corp.	4,760	206,774
Metrocity Bankshares, Inc.	7,573	208,788
Metropolitan Bank Holding Corp.(a)	2,460	137,735
Mid Penn Bancorp, Inc.	5,597	145,018
Middlefield Banc Corp.	4,204	117,502
Midland States Bancorp, Inc.	6,217	106,435
MidWestOne Financial Group, Inc.	6,066	179,614
MVB Financial Corp.	5,590	96,819
National Bank Holdings Corp., Class A	8,169	312,628
NB Bancorp, Inc.(a)	10,319	186,464
NBT Bancorp, Inc.	11,816	506,906
Nicolet Bankshares, Inc.	3,263	355,537
Northeast Bank	1,266	115,890
Northeast Community Bancorp, Inc.	7,083	166,026
Northfield Bancorp, Inc.	12,253	133,680
Northrim BanCorp, Inc.	2,487	182,098
Northwest Bancshares, Inc.	26,773	321,811
NU Holdings Ltd., Class A(a)	867,250	8,880,640
OceanFirst Financial Corp.	15,162	257,906
OFG Bancorp	11,298	452,146
Old National Bancorp	83,665	1,772,861
Old Second Bancorp, Inc.	11,924	198,415
Orange County Bancorp, Inc.	5,034	117,745
Origin Bancorp, Inc.	7,013	243,141
Orrstown Financial Services, Inc.	6,498	195,005
Pacific Premier Bancorp, Inc.	22,786	485,798
Park National Corp.	3,560	538,984
Pathward Financial, Inc.	6,553	478,041
Peapack-Gladstone Financial Corp.	4,848	137,683
Peoples Bancorp, Inc.	9,639	285,893
Peoples Financial Services Corp.	3,236	143,905
Pinnacle Financial Partners, Inc.	20,253	2,147,628

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
PNC Financial Services Group, Inc. (The)	106,523	$18,723,548
Popular, Inc.	19,175	1,771,195
Preferred Bank	2,334	195,262
Primis Financial Corp.	9,719	94,955
Prosperity Bancshares, Inc.	24,704	1,763,125
Provident Financial Services, Inc.	36,608	628,559
QCR Holdings, Inc.	5,053	360,380
RBB Bancorp	4,885	80,603
Red River Bancshares, Inc.	2,062	106,502
Regions Financial Corp.	240,537	5,226,869
Renasant Corp.	16,209	549,971
Republic Bancorp, Inc., Class A	3,136	200,140
S&T Bancorp, Inc.	8,869	328,596
Sandy Spring Bancorp, Inc.	10,977	306,807
Seacoast Banking Corp. of Florida	16,955	436,252
ServisFirst Bancshares, Inc.	13,673	1,129,390
Shore Bancshares, Inc.	6,800	92,072
Sierra Bancorp	2,158	60,165
Simmons First National Corp., Class A	34,010	698,225
SmartFinancial, Inc.	6,423	199,627
South Plains Financial, Inc.	3,545	117,410
Southern First Bancshares, Inc.(a)	2,912	95,863
Southern Missouri Bancorp, Inc.	2,556	132,963
Southside Bancshares, Inc.	9,376	271,529
SouthState Corp.	26,564	2,465,671
Stellar Bancorp, Inc.	13,580	375,623
Stock Yards Bancorp, Inc.	7,589	524,096
Synovus Financial Corp.	37,520	1,753,685
Texas Capital Bancshares, Inc.(a)	13,033	973,565
Third Coast Bancshares, Inc.(a)	1,133	37,808
Timberland Bancorp, Inc.	3,800	114,570
Tompkins Financial Corp.	3,418	215,266
Towne Bank	16,979	580,512
TriCo Bancshares	7,279	290,942
Triumph Financial, Inc.(a)(b)	5,808	335,702
Truist Financial Corp.	355,948	14,647,260
TrustCo Bank Corp.	5,288	161,178
Trustmark Corp.	16,710	576,328
U.S. Bancorp	417,425	17,623,684
UMB Financial Corp.	18,062	1,826,068
United Bankshares, Inc.	35,794	1,240,978
United Community Banks, Inc.	25,283	711,211
Unity Bancorp, Inc.	3,480	141,636
Univest Financial Corp.	7,185	203,767
Valley National Bancorp	124,179	1,103,951
Veritex Holdings, Inc.	12,013	299,965
WaFd, Inc.	19,364	553,423
Washington Trust Bancorp, Inc.	3,588	110,726
Webster Financial Corp.	46,642	2,404,395
Wells Fargo & Co.	880,009	63,175,846
WesBanco, Inc.	24,051	744,619
West BanCorp, Inc.	5,730	114,256
Westamerica BanCorp	7,723	391,016
Western Alliance Bancorp	28,243	2,169,910
Wintrust Financial Corp.	17,109	1,924,078
WSFS Financial Corp.	15,922	825,874
Zions Bancorp N.A	39,549	1,971,913

		559,981,567

Beverages — 1.2%
Boston Beer Co., Inc. (The), Class A, NVS(a)	2,414	576,560
Brown-Forman Corp., Class A	14,139	473,232
Brown-Forman Corp., Class B, NVS	45,723	1,551,839

Security	Shares	Value

Beverages (continued)
Celsius Holdings, Inc.(a)	47,000	$1,674,140
Coca-Cola Co. (The)	1,037,970	74,339,411
Coca-Cola Consolidated, Inc.	1,570	2,119,500
Constellation Brands, Inc., Class A	42,354	7,772,806
Keurig Dr. Pepper, Inc.	320,205	10,957,415
MGP Ingredients, Inc.(b)	3,867	113,613
Molson Coors Beverage Co., Class B	46,367	2,822,359
Monster Beverage Corp.(a)	188,874	11,052,907
National Beverage Corp.	6,724	279,315
PepsiCo, Inc.	367,612	55,119,743
Primo Brands Corp., Class A(b)	53,074	1,883,596
Vita Coco Co., Inc. (The)(a)(b)	11,843	362,988

		171,099,424

Biotechnology — 2.3%
2seventy bio, Inc.(a)	19,295	95,317
4D Molecular Therapeutics, Inc.(a)(b)	12,449	40,210
89bio, Inc.(a)	16,237	118,043
AbbVie, Inc.	473,737	99,257,376
ABSCI CORP(a)	34,800	87,348
ACADIA Pharmaceuticals, Inc.(a)	34,528	573,510
ACELYRIN, Inc.(a)(b)	10,839	26,772
ADC Therapeutics SA(a)(b)	46,833	66,035
ADMA Biologics, Inc.(a)	64,580	1,281,267
Aerovate Therapeutics, Inc.(a)(b)	4,622	11,601
Agenus, Inc.(a)(b)	3,084	4,641
Agios Pharmaceuticals, Inc.(a)	16,248	476,066
Akebia Therapeutics, Inc.(a)	44,924	86,254
Akero Therapeutics, Inc.(a)	20,240	819,315
Aldeyra Therapeutics, Inc.(a)(b)	14,654	84,261
Alector, Inc.(a)	16,148	19,862
Alkermes PLC(a)	42,446	1,401,567
Allogene Therapeutics, Inc.(a)(b)	24,848	36,278
Alnylam Pharmaceuticals, Inc.(a)	34,627	9,349,983
Altimmune, Inc.(a)(b)	22,887	114,435
ALX Oncology Holdings, Inc.(a)	9,154	5,703
Amgen, Inc.	143,393	44,674,089
Amicus Therapeutics, Inc.(a)	80,276	655,052
AnaptysBio, Inc.(a)(b)	7,258	134,926
Anavex Life Sciences Corp.(a)(b)	19,261	165,259
Anika Therapeutics, Inc.(a)	5,998	90,150
Annexon, Inc.(a)	23,215	44,805
Apellis Pharmaceuticals, Inc.(a)	26,425	577,915
Apogee Therapeutics, Inc.(a)(b)	10,999	410,923
Applied Therapeutics, Inc.(a)	31,456	15,379
Arbutus Biopharma Corp.(a)	48,405	168,933
Arcellx, Inc.(a)	10,855	712,088
Arcturus Therapeutics Holdings, Inc.(a)	8,768	92,853
Arcus Biosciences, Inc.(a)	12,064	94,702
Arcutis Biotherapeutics, Inc.(a)	24,679	385,980
Ardelyx, Inc.(a)	55,948	274,705
ArriVent Biopharma, Inc.(a)(b)	7,497	138,620
Arrowhead Pharmaceuticals, Inc.(a)	30,746	391,704
ARS Pharmaceuticals, Inc.(a)	17,368	218,489
Astria Therapeutics, Inc.(a)	11,299	60,337
Aura Biosciences, Inc.(a)(b)	8,690	50,923
Aurinia Pharmaceuticals, Inc.(a)	37,661	302,794
Avidity Biosciences, Inc.(a)	28,642	845,512
Avita Medical, Inc.(a)(b)	7,131	58,046
Beam Therapeutics, Inc.(a)	24,360	475,751
Bicara Therapeutics, Inc.(a)(b)	9,274	120,840
BioCryst Pharmaceuticals, Inc.(a)	64,287	482,153
Biogen, Inc.(a)	39,227	5,367,823

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Biohaven Ltd.(a)	23,526	$565,565
BioMarin Pharmaceutical, Inc.(a)	49,810	3,521,069
Biomea Fusion, Inc.(a)(b)	5,220	11,119
Bluebird Bio, Inc.(a)(b)	860	4,197
Blueprint Medicines Corp.(a)(b)	16,881	1,494,137
Bridgebio Pharma, Inc.(a)	38,255	1,322,475
C4 Therapeutics, Inc.(a)(b)	21,047	33,675
Cabaletta Bio, Inc.(a)(b)	9,402	13,022
Capricor Therapeutics, Inc.(a)(b)	7,319	69,457
CareDx, Inc.(a)(b)	12,869	228,425
Cargo Therapeutics, Inc.(a)(b)	11,714	47,676
Caribou Biosciences, Inc.(a)(b)	17,901	16,345
Catalyst Pharmaceuticals, Inc.(a)	32,435	786,549
Celcuity, Inc.(a)	7,891	79,778
Celldex Therapeutics, Inc.(a)	16,522	299,874
Century Therapeutics, Inc.(a)	10,207	4,859
CG oncology, Inc.(a)	12,617	308,990
Cogent Biosciences, Inc.(a)	24,710	148,013
Coherus Biosciences, Inc.(a)(b)	16,562	13,366
Compass Therapeutics, Inc.(a)(b)	33,280	63,232
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	3,220	17,098
Crinetics Pharmaceuticals, Inc.(a)(b)	23,257	780,040
Cullinan Therapeutics, Inc.(a)	16,553	125,306
Cytokinetics, Inc.(a)	29,584	1,188,981
Day One Biopharmaceuticals, Inc.(a)	18,210	144,405
Denali Therapeutics, Inc.(a)	32,277	438,806
Design Therapeutics, Inc.(a)	8,894	34,331
Dianthus Therapeutics, Inc.(a)(b)	6,331	114,844
Disc Medicine, Inc.(a)(b)	5,345	265,326
Dynavax Technologies Corp.(a)	37,300	483,781
Dyne Therapeutics, Inc.(a)(b)	21,368	223,509
Editas Medicine, Inc.(a)(b)	18,684	21,673
Enanta Pharmaceuticals, Inc.(a)	4,829	26,656
Entrada Therapeutics, Inc.(a)	7,466	67,493
Erasca, Inc.(a)(b)	67,519	92,501
Exact Sciences Corp.(a)	48,276	2,089,868
Exelixis, Inc.(a)	76,400	2,820,688
Fate Therapeutics, Inc.(a)	20,265	16,011
Generation Bio Co.(a)	20,981	8,497
Geron Corp.(a)	165,068	262,458
Gilead Sciences, Inc.	334,380	37,467,279
GRAIL, Inc.(a)(b)	7,048	180,006
Halozyme Therapeutics, Inc.(a)	33,051	2,108,984
Heron Therapeutics, Inc.(a)(b)	28,316	62,295
HilleVax, Inc.(a)(b)	5,819	8,438
Humacyte, Inc.(a)(b)	24,438	41,667
Ideaya Biosciences, Inc.(a)	21,712	355,643
IGM Biosciences, Inc.(a)(b)	5,372	6,178
ImmunityBio, Inc.(a)(b)	47,697	143,568
Immunome, Inc.(a)	13,616	91,636
Immunovant, Inc.(a)(b)	16,132	275,696
Incyte Corp.(a)	42,628	2,581,125
Inhibrx Biosciences, Inc.(a)	1,911	26,735
Inovio Pharmaceuticals, Inc.(a)(b)	14,035	22,877
Inozyme Pharma, Inc.(a)(b)	23,704	21,571
Insmed, Inc.(a)(b)	45,810	3,494,845
Intellia Therapeutics, Inc.(a)	23,247	165,286
Ionis Pharmaceuticals, Inc.(a)	41,848	1,262,554
Iovance Biotherapeutics, Inc.(a)(b)	63,437	211,245
Ironwood Pharmaceuticals, Inc., Class A(a)	40,323	59,275
iTeos Therapeutics, Inc.(a)	6,599	39,396
Janux Therapeutics, Inc.(a)(b)	6,657	179,739
KalVista Pharmaceuticals, Inc.(a)	6,484	74,825

Security	Shares	Value

Biotechnology (continued)
Keros Therapeutics, Inc.(a)	6,951	$70,831
Kiniksa Pharmaceuticals International PLC(a)	11,512	255,682
Kodiak Sciences, Inc.(a)(b)	14,104	39,562
Korro Bio, Inc.(a)(b)	3,228	56,200
Krystal Biotech, Inc.(a)	6,630	1,195,389
Kura Oncology, Inc.(a)	16,665	109,989
Kymera Therapeutics, Inc.(a)(b)	12,933	353,976
Larimar Therapeutics, Inc.(a)(b)	16,892	36,318
LENZ Therapeutics, Inc.(a)(b)	5,716	146,958
Lexicon Pharmaceuticals, Inc.(a)(b)	34,943	16,102
Lyell Immunopharma, Inc.(a)	40,876	21,991
MacroGenics, Inc.(a)	16,318	20,724
Madrigal Pharmaceuticals, Inc.(a)	4,649	1,539,888
MannKind Corp.(a)	81,780	411,353
MeiraGTx Holdings PLC(a)	17,131	116,148
Mersana Therapeutics, Inc.(a)	22,252	7,659
Metsera, Inc.(a)(b)	4,108	111,820
MiMedx Group, Inc.(a)(b)	33,384	253,718
Mineralys Therapeutics, Inc.(a)(b)	6,213	98,662
Mirum Pharmaceuticals, Inc.(a)	10,397	468,385
Moderna, Inc.(a)	86,273	2,445,840
Monte Rosa Therapeutics, Inc.(a)(b)	14,164	65,721
Myriad Genetics, Inc.(a)	22,726	201,580
Natera, Inc.(a)	30,619	4,329,833
Neurocrine Biosciences, Inc.(a)	26,258	2,904,135
Neurogene, Inc.(a)(b)	4,381	51,302
Nkarta, Inc.(a)	8,713	16,032
Novavax, Inc.(a)(b)	40,910	262,233
Nurix Therapeutics, Inc.(a)	17,443	207,223
Nuvalent, Inc., Class A(a)(b)	9,462	671,045
Ocugen, Inc.(a)(b)	109,618	77,423
Olema Pharmaceuticals, Inc.(a)	11,772	44,263
Organogenesis Holdings, Inc., Class A(a)(b)	30,996	133,903
ORIC Pharmaceuticals, Inc.(a)(b)	17,195	95,948
Outlook Therapeutics, Inc.(a)(b)	3,212	3,919
PepGen, Inc.(a)(b)	7,399	10,396
Perspective Therapeutics, Inc.(a)(b)	14,759	31,437
Praxis Precision Medicines, Inc.(a)	4,568	172,990
Precigen, Inc.(a)(b)	60,441	90,057
Prime Medicine, Inc.(a)(b)	10,386	20,668
ProKidney Corp., Class A(a)(b)	16,208	14,201
Protagonist Therapeutics, Inc.(a)	15,813	764,717
Prothena Corp. PLC(a)(b)	10,752	133,056
PTC Therapeutics, Inc.(a)(b)	19,810	1,009,518
Q32 Bio, Inc.(a)(b)	3,132	5,168
RAPT Therapeutics, Inc.(a)(b)	5,452	6,651
Recursion Pharmaceuticals, Inc., Class A(a)(b)	66,040	349,352
Regeneron Pharmaceuticals, Inc.	28,026	17,774,930
REGENXBIO, Inc.(a)	9,264	66,238
Relay Therapeutics, Inc.(a)	19,965	52,308
Replimune Group, Inc.(a)(b)	22,528	219,648
Revolution Medicines, Inc.(a)(b)	43,957	1,554,320
Rhythm Pharmaceuticals, Inc.(a)	13,495	714,830
Rigel Pharmaceuticals, Inc.(a)	6,371	114,614
Rocket Pharmaceuticals, Inc.(a)	18,656	124,436
Roivant Sciences Ltd.(a)(b)	114,030	1,150,563
Sage Therapeutics, Inc.(a)	13,529	107,556
Sana Biotechnology, Inc.(a)(b)	48,791	81,969
Sarepta Therapeutics, Inc.(a)	24,868	1,587,076
Savara, Inc.(a)	41,916	116,107
Scholar Rock Holding Corp.(a)	21,829	701,802
Soleno Therapeutics, Inc.(a)(b)	5,832	416,696
SpringWorks Therapeutics, Inc.(a)	18,851	831,895

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Spyre Therapeutics, Inc.(a)(b)	9,172	$147,990
Stoke Therapeutics, Inc.(a)(b)	7,759	51,597
Summit Therapeutics, Inc.(a)(b)	23,287	449,206
Sutro Biopharma, Inc.(a)(b)	22,462	14,614
Syndax Pharmaceuticals, Inc.(a)	19,617	240,995
Tango Therapeutics, Inc.(a)	12,925	17,707
Taysha Gene Therapies, Inc.(a)(b)	68,779	95,603
Tenaya Therapeutics, Inc.(a)(b)	15,776	8,994
TG Therapeutics, Inc.(a)	35,683	1,406,981
Tourmaline Bio, Inc.(a)	9,987	151,902
Travere Therapeutics, Inc.(a)	16,850	301,952
TScan Therapeutics, Inc.(a)	20,578	28,398
Twist Bioscience Corp.(a)	15,079	592,002
Tyra Biosciences, Inc.(a)(b)	6,494	60,394
Ultragenyx Pharmaceutical, Inc.(a)	25,054	907,205
United Therapeutics Corp.(a)	11,491	3,542,331
Upstream Bio, Inc.(a)(b)	9,409	57,583
UroGen Pharma Ltd.(a)(b)	9,441	104,417
Vanda Pharmaceuticals, Inc.(a)(b)	14,855	68,184
Vaxcyte, Inc.(a)(b)	33,464	1,263,601
Vera Therapeutics, Inc., Class A(a)	10,661	256,077
Veracyte, Inc.(a)	19,897	589,946
Vericel Corp.(a)	14,291	637,664
Vertex Pharmaceuticals, Inc.(a)	69,360	33,627,115
Verve Therapeutics, Inc.(a)	12,439	56,846
Viking Therapeutics, Inc.(a)	27,351	660,527
Vir Biotechnology, Inc.(a)	20,086	130,157
Viridian Therapeutics, Inc.(a)	19,039	256,646
Voyager Therapeutics, Inc.(a)	8,953	30,261
X4 Pharmaceuticals, Inc.(a)(b)	55,192	13,047
Xencor, Inc.(a)	14,930	158,855
Y-mAbs Therapeutics, Inc.(a)	9,117	40,388
Zentalis Pharmaceuticals, Inc.(a)	14,031	22,309
Zymeworks, Inc.(a)(b)	14,016	166,931

		329,324,932

Broadline Retail — 3.5%
Amazon.com, Inc.(a)	2,509,841	477,522,349
Coupang, Inc., Class A(a)	309,182	6,780,361
Dillard’s, Inc., Class A	1,049	375,678
eBay, Inc.	128,155	8,679,938
Etsy, Inc.(a)(b)	30,606	1,443,991
Kohl’s Corp.	29,301	239,682
Macy’s, Inc.	73,730	926,049
Nordstrom, Inc.	29,032	709,833
Ollie’s Bargain Outlet Holdings, Inc.(a)	16,982	1,976,026
Savers Value Village, Inc.(a)(b)	6,847	47,244

		498,701,151

Building Products — 0.7%
A. O. Smith Corp.	31,799	2,078,383
AAON, Inc.	17,545	1,370,791
Advanced Drainage Systems, Inc.	19,135	2,079,018
Allegion PLC	23,073	3,010,104
American Woodmark Corp.(a)	4,761	280,090
Apogee Enterprises, Inc.	6,965	322,688
Armstrong World Industries, Inc.	12,116	1,706,902
AZEK Co., Inc. (The), Class A(a)	39,581	1,935,115
AZZ, Inc.	6,731	562,779
Builders FirstSource, Inc.(a)	30,666	3,831,410
Carlisle Cos., Inc.	11,906	4,053,993
Carrier Global Corp.	223,960	14,199,064
CSW Industrials, Inc.	4,397	1,281,813
Fortune Brands Innovations, Inc.	32,648	1,987,610

Security	Shares	Value

Building Products (continued)
Gibraltar Industries, Inc.(a)	8,129	$476,847
Griffon Corp.	11,099	793,579
Hayward Holdings, Inc.(a)	37,794	526,092
Insteel Industries, Inc.	4,963	130,527
Janus International Group, Inc.(a)(b)	37,587	270,626
JELD-WEN Holding, Inc.(a)	21,756	129,883
Johnson Controls International PLC	176,311	14,124,274
Lennox International, Inc.	8,444	4,735,649
Masco Corp.	56,696	3,942,640
Masterbrand, Inc.(a)	34,150	445,999
Owens Corning	22,950	3,277,719
Quanex Building Products Corp.	11,730	218,061
Resideo Technologies, Inc.(a)	37,825	669,503
Simpson Manufacturing Co., Inc.	11,604	1,822,756
Tecnoglass, Inc.	5,944	425,293
Trane Technologies PLC	60,495	20,381,975
Trex Co., Inc.(a)	28,491	1,655,327
UFP Industries, Inc.	16,319	1,746,786
Zurn Elkay Water Solutions Corp.	38,898	1,282,856

		95,756,152

Capital Markets — 3.3%
Acadian Asset Management, Inc.	8,528	220,534
Affiliated Managers Group, Inc.	8,358	1,404,395
Ameriprise Financial, Inc.	25,714	12,448,405
Ares Management Corp., Class A	49,905	7,316,572
Artisan Partners Asset Management, Inc., Class A	14,871	581,456
B Riley Financial, Inc.(b)	5,770	22,330
Bank of New York Mellon Corp. (The)	192,104	16,111,763
BGC Group, Inc., Class A	87,698	804,191
BlackRock, Inc.(c)	39,465	37,352,833
Blackstone, Inc., Class A, NVS	193,232	27,009,969
Blue Owl Capital, Inc., Class A	140,534	2,816,301
Carlyle Group, Inc. (The)	57,212	2,493,871
Cboe Global Markets, Inc.	28,435	6,434,556
Charles Schwab Corp. (The)	442,240	34,618,547
CME Group, Inc., Class A	96,385	25,569,977
Cohen & Steers, Inc.	7,948	637,827
Coinbase Global, Inc., Class A(a)	54,236	9,341,066
Diamond Hill Investment Group, Inc., Class A	685	97,845
DigitalBridge Group, Inc., Class A	41,896	369,523
Donnelley Financial Solutions, Inc.(a)	6,445	281,711
Evercore, Inc., Class A	9,503	1,897,939
FactSet Research Systems, Inc.	10,296	4,680,973
Forge Global Holdings, Inc.(a)(b)	46,554	26,163
Franklin Resources, Inc.	80,346	1,546,661
GCM Grosvenor, Inc., Class A	13,015	172,188
Goldman Sachs Group, Inc. (The)	80,663	44,065,390
Hamilton Lane, Inc., Class A	10,514	1,563,116
Houlihan Lokey, Inc., Class A	13,825	2,232,738
Interactive Brokers Group, Inc., Class A	27,954	4,628,903
Intercontinental Exchange, Inc.	151,984	26,217,240
Invesco Ltd.	100,056	1,517,850
Janus Henderson Group PLC	34,643	1,252,345
Jefferies Financial Group, Inc.	47,430	2,540,825
KKR & Co., Inc., Class A	179,644	20,768,643
Lazard, Inc.	28,999	1,255,657
LPL Financial Holdings, Inc.	19,695	6,443,022
MarketAxess Holdings, Inc.	9,987	2,160,688
Moelis & Co., Class A	16,331	953,077
Moody’s Corp.	42,109	19,609,740
Morgan Stanley	306,643	35,776,039

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Morningstar, Inc.	7,222	$2,165,661
MSCI, Inc., Class A	20,357	11,511,884
Nasdaq, Inc.	109,947	8,340,579
Northern Trust Corp.	52,171	5,146,669
Open Lending Corp.(a)(b)	26,870	74,161
P10, Inc., Class A	9,797	115,115
Patria Investments Ltd., Class A	14,291	161,345
Perella Weinberg Partners, Class A	15,993	294,271
Piper Sandler Cos	4,443	1,100,353
PJT Partners, Inc., Class A	6,282	866,162
Raymond James Financial, Inc.	54,162	7,523,643
Robinhood Markets, Inc., Class A(a)	180,890	7,528,642
S&P Global, Inc.	83,841	42,599,612
SEI Investments Co.	26,869	2,085,841
State Street Corp.	78,389	7,018,167
StepStone Group, Inc., Class A	17,552	916,741
Stifel Financial Corp.	25,928	2,443,973
StoneX Group, Inc.(a)	11,904	909,228
T Rowe Price Group, Inc.	57,936	5,322,580
TPG, Inc., Class A	22,875	1,084,961
Tradeweb Markets, Inc., Class A	31,516	4,678,865
Victory Capital Holdings, Inc., Class A	10,896	630,552
Virtu Financial, Inc., Class A	21,727	828,233
Virtus Investment Partners, Inc.	1,749	301,458
WisdomTree, Inc.	40,398	360,350
XP, Inc., Class A	108,894	1,497,293

		480,749,208

Chemicals — 1.4%
AdvanSix, Inc.	7,868	178,210
Air Products & Chemicals, Inc.	59,139	17,441,274
Albemarle Corp.	30,917	2,226,642
American Vanguard Corp.	8,812	38,773
Ashland, Inc.	13,690	811,680
Aspen Aerogels, Inc.(a)	15,745	100,610
Avient Corp.	23,010	855,052
Axalta Coating Systems Ltd.(a)	60,661	2,012,125
Balchem Corp.	8,150	1,352,900
Cabot Corp.	14,104	1,172,607
Celanese Corp., Class A	29,726	1,687,545
CF Industries Holdings, Inc.	46,312	3,619,283
Chemours Co. (The)	38,234	517,306
Core Molding Technologies, Inc.(a)	4,115	62,548
Corteva, Inc.	183,864	11,570,561
Dow, Inc.	188,567	6,584,760
DuPont de Nemours, Inc.	111,641	8,337,350
Eastman Chemical Co.	31,781	2,800,224
Ecolab, Inc.	66,850	16,947,812
Ecovyst, Inc.(a)	25,630	158,906
Element Solutions, Inc.	58,882	1,331,322
FMC Corp.	32,998	1,392,186
Hawkins, Inc.	5,600	593,152
HB Fuller Co.	15,066	845,504
Huntsman Corp.	45,052	711,371
Ingevity Corp.(a)	9,720	384,815
Innospec, Inc.	6,507	616,538
International Flavors & Fragrances, Inc.	68,340	5,303,867
Intrepid Potash, Inc.(a)	2,891	84,966
Koppers Holdings, Inc.	5,206	145,768
Linde PLC	128,471	59,821,236
LSB Industries, Inc.(a)(b)	19,470	128,307
LyondellBasell Industries NV, Class A	69,407	4,886,253
Mativ Holdings, Inc.	13,787	85,893

Security	Shares	Value

Chemicals (continued)
Minerals Technologies, Inc.	8,077	$513,455
Mosaic Co. (The)	87,697	2,368,696
NewMarket Corp.	1,768	1,001,484
Olin Corp.	33,408	809,810
Orion SA	15,976	206,570
Perimeter Solutions, Inc.(a)	38,474	387,433
PPG Industries, Inc.	61,214	6,693,751
PureCycle Technologies, Inc.(a)(b)	27,717	191,802
Quaker Chemical Corp.	3,546	438,321
Rayonier Advanced Materials, Inc.(a)	16,214	93,230
RPM International, Inc.	34,601	4,002,644
Scotts Miracle-Gro Co. (The)	10,720	588,421
Sensient Technologies Corp.	11,408	849,097
Sherwin-Williams Co. (The)	62,609	21,862,437
Stepan Co.	6,100	335,744
Tronox Holdings PLC	33,998	239,346
Westlake Corp.	9,039	904,171

		196,293,758

Commercial Services & Supplies — 0.7%
ABM Industries, Inc.	17,523	829,889
ACCO Brands Corp.	27,765	116,335
ACV Auctions, Inc., Class A(a)	41,339	582,467
Aris Water Solutions, Inc., Class A	6,490	207,940
BrightView Holdings, Inc.(a)	13,921	178,746
Brink’s Co. (The)	11,650	1,003,764
Casella Waste Systems, Inc., Class A(a)(b)	17,273	1,926,112
CECO Environmental Corp.(a)	8,441	192,455
Cimpress PLC(a)	4,449	201,228
Cintas Corp.	92,333	18,977,201
Clean Harbors, Inc.(a)	13,479	2,656,711
Copart, Inc.(a)	233,705	13,225,366
CoreCivic, Inc.(a)	30,546	619,778
Deluxe Corp.	10,886	172,108
Driven Brands Holdings, Inc.(a)(b)	16,963	290,746
Ennis, Inc.	6,509	130,766
Enviri Corp.(a)	22,923	152,438
GEO Group, Inc. (The)(a)	33,120	967,435
Healthcare Services Group, Inc.(a)	20,217	203,787
HNI Corp.	12,905	572,337
Interface, Inc., Class A	14,421	286,113
Liquidity Services, Inc.(a)	6,747	209,224
Matthews International Corp., Class A	7,915	176,030
MillerKnoll, Inc.	21,024	402,399
Montrose Environmental Group, Inc.(a)	8,974	127,969
MSA Safety, Inc.	9,627	1,412,185
OPENLANE, Inc.(a)	28,487	549,229
Pitney Bowes, Inc.	49	443
Pursuit Attractions & Hospitality, Inc.(a)	5,038	178,295
RB Global, Inc.	48,431	4,857,629
Republic Services, Inc.	54,814	13,273,758
Rollins, Inc.	74,588	4,029,990
Steelcase, Inc., Class A	25,226	276,477
Tetra Tech, Inc.	71,122	2,080,319
UniFirst Corp.	4,111	715,314
Veralto Corp.	65,921	6,424,001
Vestis Corp.	40,422	400,178
VSE Corp.(b)	4,609	553,034
Waste Management, Inc.	107,105	24,795,879

		103,956,075

Communications Equipment — 0.8%
ADTRAN Holdings, Inc.(a)	18,498	161,303
Applied Optoelectronics, Inc.(a)	11,806	181,222

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Arista Networks, Inc.(a)	275,820	$21,370,534
Aviat Networks, Inc.(a)	3,536	67,785
Calix, Inc.(a)	14,518	514,518
Ciena Corp.(a)	38,252	2,311,568
Cisco Systems, Inc.	1,066,616	65,820,873
Clearfield, Inc.(a)(b)	3,403	101,137
CommScope Holding Co., Inc.(a)	51,905	275,616
Digi International, Inc.(a)	8,652	240,785
Extreme Networks, Inc.(a)	35,111	464,519
F5, Inc.(a)	15,722	4,186,297
Harmonic, Inc.(a)	32,093	307,772
Juniper Networks, Inc.	87,729	3,174,912
Lumentum Holdings, Inc.(a)	17,324	1,079,978
Motorola Solutions, Inc.	44,164	19,335,441
NETGEAR, Inc.(a)	8,748	213,976
NetScout Systems, Inc.(a)	16,550	347,715
Ribbon Communications, Inc.(a)	23,429	91,842
Ubiquiti, Inc.	1,058	328,128
Viasat, Inc.(a)	31,130	324,375
Viavi Solutions, Inc.(a)	63,848	714,459

		121,614,755

Construction & Engineering — 0.3%
AECOM	35,633	3,304,248
Ameresco, Inc., Class A(a)	7,987	96,483
API Group Corp.(a)	60,698	2,170,560
Arcosa, Inc.	12,787	986,133
Argan, Inc.	3,841	503,824
Bowman Consulting Group Ltd.(a)	3,331	72,716
Centuri Holdings, Inc.(a)	7,443	121,991
Comfort Systems U.S.A., Inc.	9,516	3,067,292
Construction Partners, Inc., Class A(a)	11,712	841,741
Dycom Industries, Inc.(a)	7,161	1,090,907
EMCOR Group, Inc.	12,190	4,505,790
Everus Construction Group, Inc.(a)	13,033	483,394
Fluor Corp.(a)	45,229	1,620,103
Granite Construction, Inc.	11,050	833,170
Great Lakes Dredge & Dock Corp.(a)	14,708	127,960
IES Holdings, Inc.(a)(b)	2,050	338,475
Limbach Holdings, Inc.(a)	3,636	270,773
MasTec, Inc.(a)	16,757	1,955,709
MYR Group, Inc.(a)	4,074	460,729
Northwest Pipe Co.(a)	4,000	165,200
Primoris Services Corp.	13,629	782,441
Quanta Services, Inc.	38,943	9,898,532
Sterling Infrastructure, Inc.(a)	8,246	933,530
Tutor Perini Corp.(a)	13,250	307,135
Valmont Industries, Inc.	5,507	1,571,533
WillScot Holdings Corp., Class A	49,238	1,368,816

		37,879,185

Construction Materials — 0.2%
CRH PLC	183,409	16,134,490
Eagle Materials, Inc.	9,005	1,998,480
Knife River Corp.(a)	15,276	1,378,048
Martin Marietta Materials, Inc.	16,338	7,811,688
United States Lime & Minerals, Inc.	3,423	302,525
Vulcan Materials Co.	35,352	8,247,621

		35,872,852

Consumer Finance — 0.6%
Ally Financial, Inc.	72,613	2,648,196
American Express Co.	148,151	39,860,027
Bread Financial Holdings, Inc.	12,814	641,725
Capital One Financial Corp.	101,440	18,188,192

Security	Shares	Value

Consumer Finance (continued)
Credit Acceptance Corp.(a)	1,823	$941,306
Dave, Inc., Class A(a)	2,085	172,346
Discover Financial Services	67,116	11,456,701
Encore Capital Group, Inc.(a)(b)	6,509	223,129
Enova International, Inc.(a)	7,238	698,901
FirstCash Holdings, Inc.	9,745	1,172,518
Green Dot Corp., Class A(a)	14,236	120,152
LendingClub Corp.(a)	25,709	265,317
LendingTree, Inc.(a)	3,868	194,444
Moneylion, Inc., Class A(a)(b)	2,258	195,340
Navient Corp.	25,321	319,804
Nelnet, Inc., Class A	3,236	358,970
NerdWallet, Inc., Class A(a)	5,901	53,404
OneMain Holdings, Inc.	29,490	1,441,471
PRA Group, Inc.(a)	9,553	196,983
PROG Holdings, Inc.	10,647	283,210
Regional Management Corp.	3,381	101,802
SLM Corp.	57,983	1,702,961
SoFi Technologies, Inc.(a)(b)	283,019	3,291,511
Synchrony Financial	104,800	5,548,112
Upstart Holdings, Inc.(a)(b)	20,168	928,333
World Acceptance Corp.(a)	984	124,525

		91,129,380

Consumer Staples Distribution & Retail — 2.0%
Albertsons Cos., Inc., Class A	110,388	2,427,432
Andersons, Inc. (The)	9,825	421,787
BJ’s Wholesale Club Holdings, Inc.(a)(b)	35,021	3,995,896
Casey’s General Stores, Inc.	9,979	4,331,285
Chefs’ Warehouse, Inc. (The)(a)	10,490	571,285
Costco Wholesale Corp.	118,544	112,116,544
Dollar General Corp.	59,030	5,190,508
Dollar Tree, Inc.(a)	54,877	4,119,616
Grocery Outlet Holding Corp.(a)	26,178	365,969
Ingles Markets, Inc., Class A	4,227	275,305
Kroger Co. (The)	177,878	12,040,562
Maplebear, Inc.(a)	45,921	1,831,789
Natural Grocers by Vitamin Cottage, Inc.	3,540	142,308
Performance Food Group Co.(a)	39,962	3,142,212
PriceSmart, Inc.	7,354	646,049
SpartanNash Co.	9,005	182,441
Sprouts Farmers Market, Inc.(a)	26,361	4,023,743
Sysco Corp.	131,582	9,873,913
Target Corp.	123,777	12,917,368
U.S. Foods Holding Corp.(a)	58,133	3,805,386
United Natural Foods, Inc.(a)(b)	14,097	386,117
Walgreens Boots Alliance, Inc.	191,258	2,136,352
Walmart, Inc.	1,160,537	101,883,543
Weis Markets, Inc.	4,736	364,909

		287,192,319

Containers & Packaging — 0.3%
Amcor PLC	388,202	3,765,559
AptarGroup, Inc.	17,353	2,574,838
Ardagh Metal Packaging SA	41,863	126,426
Avery Dennison Corp.	21,626	3,848,779
Ball Corp.	79,010	4,114,051
Berry Global Group, Inc.	30,613	2,137,094
Crown Holdings, Inc.	31,211	2,785,894
Graphic Packaging Holding Co.	77,748	2,018,338
Greif, Inc., Class A, NVS	6,317	347,372
Greif, Inc., Class B	1,995	118,264
International Paper Co.	140,255	7,482,604
Myers Industries, Inc.	9,702	115,745

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
O-I Glass, Inc.(a)	43,601	$500,103
Packaging Corp. of America	23,960	4,744,559
Pactiv Evergreen, Inc.	10,575	190,456
Ranpak Holdings Corp., Class A(a)(b)	17,925	97,154
Sealed Air Corp.	38,026	1,098,951
Silgan Holdings, Inc.	22,030	1,126,174
Smurfit WestRock PLC	138,583	6,244,550
Sonoco Products Co.	26,047	1,230,460
TriMas Corp.	9,851	230,809

		44,898,180

Distributors — 0.1%
A-Mark Precious Metals, Inc.	5,144	130,503
Genuine Parts Co.	37,021	4,410,682
GigaCloud Technology, Inc., Class A(a)(b)	6,216	88,267
LKQ Corp.	70,612	3,003,835
Pool Corp.	9,829	3,129,062

		10,762,349

Diversified Consumer Services — 0.1%
ADT, Inc.	99,451	809,531
Adtalem Global Education, Inc.(a)	10,559	1,062,658
Bright Horizons Family Solutions, Inc.(a)	14,969	1,901,662
Carriage Services, Inc.	3,906	151,357
Chegg, Inc.(a)	32,062	20,494
Coursera, Inc.(a)	34,806	231,808
Duolingo, Inc., Class A(a)	9,788	3,039,565
European Wax Center, Inc., Class A(a)	6,825	26,959
Frontdoor, Inc.(a)	20,165	774,739
Graham Holdings Co., Class B	845	811,927
Grand Canyon Education, Inc.(a)	8,051	1,392,984
H&R Block, Inc.	36,581	2,008,663
KinderCare Learning Cos., Inc.(a)	8,606	99,744
Laureate Education, Inc., Class A(a)	35,306	722,008
Lincoln Educational Services Corp.(a)	11,436	181,489
Mister Car Wash, Inc.(a)	20,203	159,402
OneSpaWorld Holdings Ltd.	26,618	446,916
Perdoceo Education Corp.	20,257	510,071
Service Corp. International	38,259	3,068,372
Strategic Education, Inc.	5,898	495,196
Stride, Inc.(a)(b)	11,151	1,410,601
Udemy, Inc.(a)	22,331	173,289
Universal Technical Institute, Inc.(a)(b)	13,797	354,307

		19,853,742

Diversified REITs — 0.1%
Alexander & Baldwin, Inc.	20,210	348,218
American Assets Trust, Inc.	12,451	250,763
Armada Hoffler Properties, Inc.	14,810	111,223
Broadstone Net Lease, Inc.	46,573	793,604
CTO Realty Growth, Inc.	6,697	129,319
Empire State Realty Trust, Inc., Class A	38,680	302,478
Essential Properties Realty Trust, Inc.	46,169	1,506,956
Gladstone Commercial Corp.	9,782	146,535
Global Net Lease, Inc.	54,982	442,055
NexPoint Diversified Real Estate Trust	11,174	42,797
One Liberty Properties, Inc.	4,612	121,157
WP Carey, Inc.	58,265	3,677,104

		7,872,209

Diversified Telecommunication Services — 0.8%
Anterix, Inc.(a)	3,192	116,827
AST SpaceMobile, Inc., Class A(a)(b)	31,253	710,693
AT&T Inc.	1,919,502	54,283,517
ATN International, Inc.	3,067	62,291

Security	Shares	Value

Diversified Telecommunication Services (continued)
Bandwidth, Inc., Class A(a)	8,510	$111,481
Cogent Communications Holdings, Inc.	11,544	707,763
Frontier Communications Parent, Inc.(a)	67,181	2,409,111
GCI Liberty, Inc. Escrow, Class A(a)(d)	28,033	—
Globalstar, Inc.(a)	11,467	239,202
IDT Corp., Class B	5,251	269,429
Iridium Communications, Inc.	28,389	775,587
Liberty Global Ltd., Class A(a)	44,265	509,490
Liberty Global Ltd., Class C, NVS(a)	45,912	549,567
Liberty Latin America Ltd., Class A(a)	11,891	75,270
Liberty Latin America Ltd., Class C, NVS(a)	42,806	265,825
Lumen Technologies, Inc.(a)	268,357	1,051,959
Verizon Communications, Inc.	1,126,793	51,111,330

		113,249,342

Electric Utilities — 1.5%
ALLETE, Inc.	15,006	985,894
Alliant Energy Corp.	67,561	4,347,550
American Electric Power Co., Inc.	141,342	15,444,440
Constellation Energy Corp.	83,948	16,926,435
Duke Energy Corp.	206,415	25,176,438
Edison International	102,230	6,023,392
Entergy Corp.	114,542	9,792,196
Evergy, Inc.	59,580	4,108,041
Eversource Energy	96,955	6,021,875
Exelon Corp.	266,410	12,276,173
FirstEnergy Corp.	153,692	6,212,231
Genie Energy Ltd., Class B	3,940	59,297
Hawaiian Electric Industries, Inc.(a)	43,919	480,913
IDACORP, Inc.	14,311	1,663,224
MGE Energy, Inc.	9,494	882,562
NextEra Energy, Inc.	550,897	39,053,088
NRG Energy, Inc.	53,909	5,146,153
OGE Energy Corp.	55,098	2,532,304
Otter Tail Corp.	10,567	849,270
PG&E Corp.	583,598	10,026,214
Pinnacle West Capital Corp.	30,648	2,919,222
Portland General Electric Co.	26,799	1,195,235
PPL Corp.	199,320	7,197,445
Southern Co. (The)	293,185	26,958,361
TXNM Energy, Inc.	22,380	1,196,882
Xcel Energy, Inc.	153,897	10,894,369

		218,369,204

Electrical Equipment — 0.8%
Acuity, Inc.	8,549	2,251,379
Allient, Inc.	3,506	77,062
American Superconductor Corp.(a)(b)	9,042	164,022
AMETEK, Inc.	62,012	10,674,746
Array Technologies, Inc.(a)	41,184	200,566
Atkore, Inc.	9,962	597,620
Blink Charging Co.(a)(b)	9,923	9,106
Bloom Energy Corp., Class A(a)(b)	51,753	1,017,464
ChargePoint Holdings, Inc., Class A(a)(b)	87,676	53,044
Eaton Corp. PLC	105,725	28,739,227
Emerson Electric Co.	152,861	16,759,680
Energy Vault Holdings, Inc.(a)(b)	35,835	24,920
EnerSys	11,491	1,052,346
Enovix Corp.(a)(b)	38,219	280,527
Fluence Energy, Inc., Class A(a)(b)	15,565	75,490
FuelCell Energy, Inc.(a)(b)	3,350	15,376
GE Vernova, Inc.	72,731	22,203,320
Generac Holdings, Inc.(a)	15,529	1,966,748
GrafTech International Ltd.(a)	57,076	49,907

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Hubbell, Inc.	14,423	$4,772,715
LSI Industries, Inc.	8,988	152,796
NANO Nuclear Energy, Inc.(a)(b)	6,503	172,069
NEXTracker, Inc., Class A(a)	38,371	1,616,954
NuScale Power Corp., Class A(a)(b)	22,447	317,850
nVent Electric PLC	44,178	2,315,811
Plug Power, Inc.(a)(b)	205,157	276,962
Powell Industries, Inc.(b)	2,839	483,567
Preformed Line Products Co.	880	123,279
Regal Rexnord Corp.	17,352	1,975,525
Rockwell Automation, Inc.	30,215	7,806,952
Sensata Technologies Holding PLC	40,381	980,047
SES AI Corp., Class A(a)(b)	45,078	23,472
Shoals Technologies Group, Inc., Class A(a)(b)	42,986	142,714
Stem, Inc.(a)(b)	42,360	14,839
Sunrun, Inc.(a)(b)	53,647	314,371
Thermon Group Holdings, Inc.(a)	8,750	243,687
TPI Composites, Inc.(a)(b)	10,593	8,538
Vertiv Holdings Co., Class A	95,573	6,900,371
Vicor Corp.(a)(b)	5,541	259,208

		115,114,277

Electronic Equipment, Instruments & Components — 0.6%
908 Devices, Inc.(a)(b)	7,909	35,432
Advanced Energy Industries, Inc.	9,575	912,593
Amphenol Corp., Class A	315,273	20,678,756
Arlo Technologies, Inc.(a)	21,674	213,922
Arrow Electronics, Inc.(a)	14,337	1,488,611
Avnet, Inc.	24,355	1,171,232
Badger Meter, Inc.	8,070	1,535,318
Bel Fuse, Inc., Class B, NVS	2,749	205,790
Belden, Inc.	11,203	1,123,101
Benchmark Electronics, Inc.	10,642	404,715
CDW Corp.	35,674	5,717,115
Climb Global Solutions, Inc.	774	85,728
Cognex Corp.	45,333	1,352,283
Coherent Corp.(a)	34,765	2,257,639
Corning, Inc.	205,762	9,419,784
Crane NXT Co.	12,623	648,822
CTS Corp.	8,282	344,117
Daktronics, Inc.(a)(b)	13,681	166,635
ePlus, Inc.(a)	7,596	463,584
Evolv Technologies Holdings, Inc., Class A(a)(b)	34,268	106,916
Fabrinet(a)	9,439	1,864,297
FARO Technologies, Inc.(a)	4,206	114,824
Ingram Micro Holding Corp.(b)	7,398	131,241
Insight Enterprises, Inc.(a)	7,355	1,103,177
IPG Photonics Corp.(a)	8,515	537,637
Itron, Inc.(a)(b)	11,794	1,235,540
Jabil, Inc.(b)	28,509	3,879,220
Keysight Technologies, Inc.(a)	46,490	6,962,807
Kimball Electronics, Inc.(a)	6,036	99,292
Knowles Corp.(a)	26,082	396,446
Lightwave Logic, Inc.(a)(b)	31,651	32,442
Littelfuse, Inc.	6,291	1,237,691
Methode Electronics, Inc.	9,292	59,283
MicroVision, Inc.(a)(b)	41,730	51,745
Mirion Technologies, Inc., Class A(a)	56,286	816,147
Napco Security Technologies, Inc.	10,208	234,988
nLight, Inc.(a)	10,901	84,701
Novanta, Inc.(a)	9,804	1,253,638
OSI Systems, Inc.(a)	4,561	886,385
Ouster, Inc., Class A(a)	14,390	129,222

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
PAR Technology Corp.(a)(b)	10,016	$614,382
PC Connection, Inc.	2,990	186,636
Plexus Corp.(a)	7,460	955,850
Powerfleet, Inc. NJ(a)(b)	31,732	174,209
Rogers Corp.(a)	5,015	338,663
Sanmina Corp.(a)	14,018	1,067,891
ScanSource, Inc.(a)	6,810	231,608
SmartRent, Inc., Class A(a)	38,464	46,541
TD SYNNEX Corp.	20,117	2,091,363
Teledyne Technologies, Inc.(a)	12,382	6,162,645
Trimble, Inc.(a)	64,646	4,244,010
TTM Technologies, Inc.(a)	24,099	494,271
Vishay Intertechnology, Inc.	32,337	514,158
Vishay Precision Group, Inc.(a)(b)	3,256	78,437
Vontier Corp.	42,747	1,404,239
Zebra Technologies Corp., Class A(a)	13,518	3,819,646

		91,867,365

Energy Equipment & Services — 0.4%
Archrock, Inc.	42,209	1,107,564
Atlas Energy Solutions, Inc.	17,993	320,995
Baker Hughes Co., Class A	268,012	11,779,127
Borr Drilling Ltd.(b)	62,818	137,571
Bristow Group, Inc.(a)	6,181	195,196
Cactus, Inc., Class A	17,400	797,442
ChampionX Corp.	51,466	1,533,687
Core Laboratories, Inc.(b)	12,325	184,752
DMC Global, Inc.(a)(b)	6,412	53,989
Expro Group Holdings NV(a)(b)	25,502	253,490
Halliburton Co.	235,341	5,970,601
Helix Energy Solutions Group, Inc.(a)	35,731	296,925
Helmerich & Payne, Inc.	27,024	705,867
Innovex International, Inc.(a)	9,947	178,648
Kodiak Gas Services, Inc.	9,875	368,337
Liberty Energy, Inc., Class A	41,314	654,001
Nabors Industries Ltd.(a)	2,252	93,931
Noble Corp. PLC	37,207	881,806
NOV, Inc.	105,128	1,600,048
NPK International, Inc.(a)	26,307	152,844
Oceaneering International, Inc.(a)	24,769	540,212
Oil States International, Inc.(a)	23,112	119,027
Patterson-UTI Energy, Inc.	105,764	869,380
ProFrac Holding Corp., Class A(a)(b)	8,201	62,246
ProPetro Holding Corp.(a)	20,021	147,154
RPC, Inc.	20,793	114,361
Schlumberger NV	378,010	15,800,818
Seadrill Ltd.(a)	19,707	492,675
Select Water Solutions, Inc., Class A	22,585	237,142
Solaris Energy Infrastructure, Inc., Class A	6,657	144,856
TechnipFMC PLC	116,329	3,686,466
TETRA Technologies, Inc.(a)	42,466	142,686
Tidewater, Inc.(a)	13,062	552,131
Transocean Ltd.(a)(b)	193,193	612,422
Valaris Ltd.(a)	15,703	616,500
Weatherford International PLC	19,429	1,040,423

		52,445,320

Entertainment — 1.6%
AMC Entertainment Holdings, Inc., Class A(a)	90,053	258,452
Atlanta Braves Holdings, Inc., Class A(a)(b)	3,138	137,664
Atlanta Braves Holdings, Inc., Class C, NVS(a)(b)	13,443	537,855
Cinemark Holdings, Inc.	29,257	728,207
Electronic Arts, Inc.	70,135	10,135,910
Eventbrite, Inc., Class A(a)	18,644	39,339

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
IMAX Corp.(a)(b)	14,869	$391,798
Liberty Media Corp. - Liberty Formula One, Class A(a)	6,572	535,421
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	56,674	5,101,227
Liberty Media Corp. - Liberty Live, Class A(a)	5,009	336,805
Liberty Media Corp. - Liberty Live, Class C, NVS(a)	12,279	836,691
Lions Gate Entertainment Corp., Class A(a)(b)	14,243	126,051
Lions Gate Entertainment Corp., Class B, NVS(a)	33,710	266,983
Live Nation Entertainment, Inc.(a)(b)	41,985	5,482,401
Madison Square Garden Entertainment Corp.(a)	11,370	372,254
Madison Square Garden Sports Corp., Class A(a)	5,276	1,027,343
Marcus Corp. (The)	7,274	121,403
Netflix, Inc.(a)	114,410	106,690,757
Playstudios, Inc., Class A(a)	27,643	35,107
Playtika Holding Corp.	25,479	131,726
ROBLOX Corp., Class A(a)	140,594	8,195,224
Roku, Inc., Class A(a)	33,355	2,349,526
Sphere Entertainment Co., Class A(a)(b)	6,880	225,114
Spotify Technology SA(a)(b)	39,113	21,513,323
Take-Two Interactive Software, Inc.(a)	46,223	9,579,717
TKO Group Holdings, Inc., Class A	21,061	3,218,331
Vivid Seats, Inc., Class A(a)(b)	22,475	66,526
Walt Disney Co. (The)	486,274	47,995,244
Warner Bros Discovery, Inc., Class A(a)	647,962	6,952,632

		233,389,031

Financial Services — 4.8%
Acacia Research Corp.(a)(b)	30,895	98,864
Affirm Holdings, Inc., Class A(a)	69,392	3,135,824
Alerus Financial Corp.	5,584	103,081
Apollo Global Management, Inc.	139,472	19,099,296
AvidXchange Holdings, Inc.(a)	50,088	424,746
Banco Latinoamericano de Comercio Exterior SA, Class E	10,902	399,013
Berkshire Hathaway, Inc., Class B(a)	489,439	260,665,423
Block, Inc., Class A(a)(b)	149,737	8,135,211
Burford Capital Ltd.	53,084	701,240
Cannae Holdings, Inc.	16,769	307,376
Cantaloupe, Inc.(a)	24,585	193,484
Cass Information Systems, Inc.	3,403	147,180
Compass Diversified Holdings	20,256	378,180
Corpay, Inc.(a)	18,308	6,384,366
Enact Holdings, Inc.	8,486	294,888
Equitable Holdings, Inc.	83,503	4,349,671
Essent Group Ltd.	29,237	1,687,560
Euronet Worldwide, Inc.(a)	11,032	1,178,769
EVERTEC, Inc.	19,133	703,520
Federal Agricultural Mortgage Corp., Class C, NVS	2,521	472,713
Fidelity National Information Services, Inc.	144,043	10,757,131
Fiserv, Inc.(a)	151,721	33,504,548
Flywire Corp.(a)	30,373	288,543
Global Payments, Inc.	67,945	6,653,174
HA Sustainable Infrastructure Capital, Inc.	31,612	924,335
I3 Verticals, Inc., Class A(a)	6,133	151,301
International Money Express, Inc.(a)	9,555	120,584
Jack Henry & Associates, Inc.	19,931	3,639,401
Jackson Financial, Inc., Class A	18,498	1,549,762
Marqeta, Inc., Class A(a)	141,207	581,773
Mastercard, Inc., Class A	218,046	119,515,374
Merchants Bancorp	5,197	192,289

Security	Shares	Value

Financial Services (continued)
MGIC Investment Corp.	68,951	$1,708,606
Mr. Cooper Group, Inc.(a)	16,837	2,013,705
NCR Atleos Corp.(a)	21,426	565,218
NewtekOne, Inc.	6,641	79,426
NMI Holdings, Inc., Class A(a)	22,151	798,544
Onity Group, Inc.(a)	3,458	111,763
Pagseguro Digital Ltd., Class A(a)	52,592	401,277
Payoneer Global, Inc.(a)	73,498	537,270
PayPal Holdings, Inc.(a)	268,607	17,526,607
Paysafe Ltd.(a)(b)	7,761	121,770
Paysign, Inc.(a)	30,381	64,408
PennyMac Financial Services, Inc., Class A	6,758	676,543
Priority Technology Holdings, Inc.(a)(b)	15,794	107,636
Radian Group, Inc.	39,481	1,305,637
Remitly Global, Inc.(a)	37,699	784,139
Repay Holdings Corp., Class A(a)(b)	20,864	116,212
Rocket Cos., Inc., Class A(b)	40,158	484,707
Sezzle, Inc.(a)	3,510	122,464
Shift4 Payments, Inc., Class A(a)(b)	16,902	1,381,062
StoneCo Ltd., Class A(a)	76,358	800,232
TFS Financial Corp.	15,191	188,216
Toast, Inc., Class A(a)	122,563	4,065,415
UWM Holdings Corp., Class A	33,131	180,895
Velocity Financial, Inc.(a)(b)	7,799	145,919
Visa, Inc., Class A	461,286	161,662,292
Voya Financial, Inc.	26,018	1,762,980
Walker & Dunlop, Inc.	9,460	807,506
Waterstone Financial, Inc.	8,270	111,231
Western Union Co. (The)	72,596	768,066
WEX, Inc.(a)(b)	10,935	1,717,014

		687,855,380

Food Products — 0.7%
Archer-Daniels-Midland Co.	127,840	6,137,598
B&G Foods, Inc.	16,897	116,082
Beyond Meat, Inc.(a)(b)	15,075	45,979
BRC, Inc., Class A(a)(b)	14,117	29,504
Bunge Global SA	35,481	2,711,458
Calavo Growers, Inc.	4,134	99,175
Cal-Maine Foods, Inc.	11,675	1,061,257
Conagra Brands, Inc.	126,272	3,367,674
Darling Ingredients, Inc.(a)	42,385	1,324,107
Dole PLC	18,799	271,646
Flowers Foods, Inc.	49,404	939,170
Fresh Del Monte Produce, Inc.	8,950	275,928
Freshpet, Inc.(a)	12,155	1,010,931
General Mills, Inc.	147,240	8,803,480
Hain Celestial Group, Inc. (The)(a)	23,412	97,160
Hershey Co. (The)	38,631	6,607,060
Hormel Foods Corp.	78,235	2,420,591
Ingredion, Inc.	17,898	2,419,989
J & J Snack Foods Corp.	4,113	541,764
J M Smucker Co. (The)	27,333	3,236,500
John B Sanfilippo & Son, Inc.	1,972	139,736
Kellanova	69,437	5,727,858
Kraft Heinz Co. (The)	237,280	7,220,430
Lamb Weston Holdings, Inc.	38,755	2,065,641
Lancaster Colony Corp.	5,053	884,275
Limoneira Co.	7,425	131,571
McCormick & Co., Inc., NVS	67,841	5,583,993
Mission Produce, Inc.(a)	10,445	109,464
Mondelez International, Inc., Class A	357,883	24,282,362
Pilgrim’s Pride Corp.(a)	10,425	568,267

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Post Holdings, Inc.(a)	13,357	$1,554,220
Seaboard Corp.	75	202,284
Seneca Foods Corp., Class A(a)	2,100	186,984
Simply Good Foods Co. (The)(a)	22,826	787,269
SunOpta, Inc.(a)	27,987	136,017
The Campbell’s Co.	50,741	2,025,581
TreeHouse Foods, Inc.(a)	13,263	359,295
Tyson Foods, Inc., Class A	75,149	4,795,258
Utz Brands, Inc., Class A	15,596	219,592
Vital Farms, Inc.(a)	8,716	265,576
Westrock Coffee Co.(a)(b)	10,057	72,612
WK Kellogg Co.	17,359	345,965

		99,181,303

Gas Utilities — 0.1%
Atmos Energy Corp.	41,433	6,404,713
Brookfield Infrastructure Corp., Class A(b)	31,602	1,143,676
Chesapeake Utilities Corp.	5,856	752,086
MDU Resources Group, Inc.	52,123	881,400
National Fuel Gas Co.	24,526	1,942,214
New Jersey Resources Corp.	26,378	1,294,105
Northwest Natural Holding Co.	8,678	370,724
ONE Gas, Inc.	14,435	1,091,142
Southwest Gas Holdings, Inc.	17,152	1,231,514
Spire, Inc.	15,689	1,227,664
UGI Corp.	56,348	1,863,428

		18,202,666

Ground Transportation — 0.9%
ArcBest Corp.	6,167	435,267
Avis Budget Group, Inc.(a)	5,415	410,999
Covenant Logistics Group, Inc., Class A	7,458	165,568
CSX Corp.	516,136	15,189,883
FTAI Infrastructure, Inc.	32,513	147,284
Heartland Express, Inc.	11,896	109,681
Hertz Global Holdings, Inc.(a)(b)	35,628	140,374
JB Hunt Transport Services, Inc.	21,974	3,251,053
Knight-Swift Transportation Holdings, Inc.	42,035	1,828,102
Landstar System, Inc.	9,222	1,385,144
Lyft, Inc., Class A(a)	93,060	1,104,622
Marten Transport Ltd.	14,100	193,452
Norfolk Southern Corp.	60,346	14,292,950
Old Dominion Freight Line, Inc.	51,784	8,567,663
RXO, Inc.(a)	42,361	809,095
Ryder System, Inc.	10,937	1,572,850
Saia, Inc.(a)	7,085	2,475,712
Schneider National, Inc., Class B	14,794	338,043
Uber Technologies, Inc.(a)	544,319	39,659,082
U-Haul Holding Co.(a)	2,311	151,047
U-Haul Holding Co., NVS	26,719	1,581,230
Union Pacific Corp.	162,873	38,477,118
Universal Logistics Holdings, Inc.	3,518	92,312
Werner Enterprises, Inc.	16,360	479,348
XPO, Inc.(a)	30,183	3,247,087

		136,104,966

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	462,292	61,323,034
Accuray, Inc.(a)(b)	29,459	52,732
Align Technology, Inc.(a)	20,004	3,177,835
Alphatec Holdings, Inc.(a)	21,325	216,236
AngioDynamics, Inc.(a)	10,215	95,919
Artivion, Inc.(a)	10,546	259,221
AtriCure, Inc.(a)(b)	12,039	388,378
Avanos Medical, Inc.(a)	12,063	172,863

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Axogen, Inc.(a)	10,960	$202,760
Baxter International, Inc.	136,083	4,658,121
Becton Dickinson & Co.	77,612	17,777,805
Beta Bionics, Inc.(a)(b)	3,526	43,158
Bioventus, Inc., Class A(a)	14,630	133,865
Boston Scientific Corp.(a)	393,525	39,698,802
Cerus Corp.(a)	38,797	53,928
CONMED Corp.	7,833	473,035
Cooper Cos., Inc. (The)(a)	52,040	4,389,574
CVRx, Inc.(a)(b)	5,143	62,899
DENTSPLY SIRONA, Inc.	52,706	787,428
Dexcom, Inc.(a)	104,453	7,133,095
Edwards Lifesciences Corp.(a)	156,396	11,335,582
Embecta Corp.	16,091	205,160
Enovis Corp.(a)	13,980	534,176
Envista Holdings Corp.(a)	43,140	744,596
GE HealthCare Technologies, Inc.	121,624	9,816,273
Glaukos Corp.(a)	13,259	1,304,951
Globus Medical, Inc., Class A(a)	29,880	2,187,216
Haemonetics Corp.(a)	13,691	870,063
Hologic, Inc.(a)	60,254	3,721,890
ICU Medical, Inc.(a)	5,963	828,022
IDEXX Laboratories, Inc.(a)	21,750	9,133,912
Inmode Ltd.(a)(b)	20,348	360,974
Inogen, Inc.(a)	4,670	33,297
Inspire Medical Systems, Inc.(a)	7,705	1,227,252
Insulet Corp.(a)	18,961	4,979,348
Integer Holdings Corp.(a)	9,094	1,073,183
Integra LifeSciences Holdings Corp.(a)	19,296	424,319
Intuitive Surgical, Inc.(a)	94,611	46,857,990
iRadimed Corp.	2,754	144,530
iRhythm Technologies, Inc.(a)	7,963	833,567
Lantheus Holdings, Inc.(a)	18,824	1,837,222
LeMaitre Vascular, Inc.	4,765	399,784
LivaNova PLC(a)	13,790	541,671
Masimo Corp.(a)	11,499	1,915,733
Medtronic PLC	342,725	30,797,268
Merit Medical Systems, Inc.(a)	15,527	1,641,359
Neogen Corp.(a)(b)	57,097	495,031
Nevro Corp.(a)	9,086	53,062
Novocure Ltd.(a)	26,886	479,109
Omnicell, Inc.(a)	11,575	404,662
OraSure Technologies, Inc.(a)	20,658	69,617
Orthofix Medical, Inc.(a)	9,082	148,127
OrthoPediatrics Corp.(a)	2,860	70,442
Paragon 28, Inc.(a)(b)	14,742	192,531
Penumbra, Inc.(a)	9,645	2,579,169
PROCEPT BioRobotics Corp.(a)(b)	11,052	643,890
Pulmonx Corp.(a)	8,024	54,002
Pulse Biosciences, Inc.(a)(b)	9,313	149,846
QuidelOrtho Corp.(a)(b)	16,631	581,586
ResMed, Inc.	38,589	8,638,148
RxSight, Inc.(a)	8,156	205,939
SI-BONE, Inc.(a)(b)	13,804	193,670
Solventum Corp.(a)	36,759	2,795,154
STAAR Surgical Co.(a)	12,638	222,808
STERIS PLC	26,226	5,944,123
Stryker Corp.	96,666	35,983,918
Surmodics, Inc.(a)	3,843	117,327
Tactile Systems Technology, Inc.(a)	7,232	95,607
Tandem Diabetes Care, Inc.(a)	16,373	313,707
Teleflex, Inc.	12,805	1,769,523
TransMedics Group, Inc.(a)(b)	8,753	588,902

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Treace Medical Concepts, Inc.(a)	10,726	$89,991
UFP Technologies, Inc.(a)	1,979	399,184
Utah Medical Products, Inc.	1,146	64,222
Varex Imaging Corp.(a)(b)	9,809	113,784
Zimmer Biomet Holdings, Inc.	53,040	6,003,067
Zimvie, Inc.(a)	9,006	97,265
Zynex, Inc.(a)(b)	7,354	16,179

		344,423,618

Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc.(a)	24,574	745,084
Accolade, Inc.(a)	14,924	104,170
AdaptHealth Corp.(a)	20,135	218,263
Addus HomeCare Corp.(a)(b)	4,427	437,786
agilon health, Inc.(a)	75,739	327,950
Alignment Healthcare, Inc.(a)	30,244	563,143
Amedisys, Inc.(a)	8,769	812,272
AMN Healthcare Services, Inc.(a)	9,589	234,547
Astrana Health, Inc.(a)	12,388	384,152
BrightSpring Health Services, Inc.(a)(b)	15,309	276,940
Brookdale Senior Living, Inc.(a)(b)	49,447	309,538
Cardinal Health, Inc.	64,760	8,921,985
Castle Biosciences, Inc.(a)	5,370	107,507
Cencora, Inc.	46,304	12,876,679
Centene Corp.(a)	135,109	8,202,467
Chemed Corp.	3,932	2,419,438
Cigna Group (The)	71,934	23,666,286
Community Health Systems, Inc.(a)	41,007	110,719
Concentra Group Holdings Parent, Inc.	27,514	597,054
CorVel Corp.(a)	7,641	855,563
Cross Country Healthcare, Inc.(a)	11,998	178,650
CVS Health Corp.	337,581	22,871,113
DaVita, Inc.(a)(b)	12,445	1,903,712
DocGo, Inc.(a)(b)	24,584	64,902
Elevance Health, Inc.	62,102	27,011,886
Encompass Health Corp.	27,199	2,754,715
Enhabit, Inc.(a)	14,381	126,409
Ensign Group, Inc. (The)	14,935	1,932,589
Fulgent Genetics, Inc.(a)(b)	5,249	88,708
GeneDx Holdings Corp., Class A(a)	4,357	385,878
Guardant Health, Inc.(a)	32,658	1,391,231
HCA Healthcare, Inc.	49,562	17,126,149
HealthEquity, Inc.(a)	22,992	2,031,803
Henry Schein, Inc.(a)	33,463	2,291,881
Hims & Hers Health, Inc., Class A(a)	50,275	1,485,626
Humana, Inc.	32,191	8,517,739
Labcorp Holdings, Inc.	22,708	5,285,060
LifeStance Health Group, Inc.(a)	44,953	299,387
McKesson Corp.	33,939	22,840,608
ModivCare, Inc.(a)(b)	3,092	4,066
Molina Healthcare, Inc.(a)	15,081	4,967,531
Nano-X Imaging Ltd.(a)(b)	14,538	72,617
National HealthCare Corp.	3,503	325,078
National Research Corp., Class A	3,763	48,166
NeoGenomics, Inc.(a)	34,368	326,152
OPKO Health, Inc.(a)(b)	100,675	167,120
Option Care Health, Inc.(a)	44,136	1,542,553
Owens & Minor, Inc.(a)	19,491	176,004
Patterson Cos., Inc.	21,559	673,503
Pediatrix Medical Group, Inc.(a)	20,683	299,697
Pennant Group, Inc. (The)(a)	8,592	216,089
Performant Healthcare, Inc.(a)	40,111	118,729
Premier, Inc., Class A	25,572	493,028

Security	Shares	Value

Health Care Providers & Services (continued)
Privia Health Group, Inc.(a)	29,162	$654,687
Progyny, Inc.(a)	21,029	469,788
Quest Diagnostics, Inc.	29,398	4,974,142
RadNet, Inc.(a)	17,407	865,476
Select Medical Holdings Corp.	26,423	441,264
Surgery Partners, Inc.(a)	19,887	472,316
Talkspace, Inc.(a)	53,036	135,772
Tenet Healthcare Corp.(a)	25,493	3,428,808
U.S. Physical Therapy, Inc.	3,530	255,431
UnitedHealth Group, Inc.	245,908	128,794,315
Universal Health Services, Inc., Class B	15,263	2,867,918
Viemed Healthcare, Inc.(a)	11,654	84,841

		333,634,680

Health Care REITs — 0.4%
Alexandria Real Estate Equities, Inc.	45,370	4,197,179
American Healthcare REIT, Inc.	40,403	1,224,211
CareTrust REIT, Inc.	49,336	1,410,023
Community Healthcare Trust, Inc.	5,774	104,856
Diversified Healthcare Trust.	82,426	197,822
Global Medical REIT, Inc.	11,638	101,832
Healthcare Realty Trust, Inc.	99,333	1,678,728
Healthpeak Properties, Inc.	188,138	3,804,150
LTC Properties, Inc.	9,864	349,679
Medical Properties Trust, Inc.(b)	157,542	949,978
National Health Investors, Inc.	11,372	839,936
Omega Healthcare Investors, Inc.	72,203	2,749,490
PACS Group, Inc.(a)	10,480	117,795
Sabra Health Care REIT, Inc.	63,112	1,102,567
Universal Health Realty Income Trust	3,241	132,751
Ventas, Inc.	112,054	7,704,833
Welltower, Inc.	165,027	25,283,787

		51,949,617

Health Care Technology — 0.1%
Certara, Inc.(a)	28,542	282,566
Definitive Healthcare Corp., Class A(a)	10,423	30,122
Doximity, Inc., Class A(a)	33,103	1,920,967
Evolent Health, Inc., Class A(a)(b)	28,939	274,052
Health Catalyst, Inc.(a)	12,079	54,718
HealthStream, Inc.	6,891	221,752
OptimizeRx Corp.(a)(b)	5,220	45,205
Phreesia, Inc.(a)	12,778	326,606
Schrodinger, Inc.(a)(b)	15,656	309,049
Simulations Plus, Inc.	4,161	102,028
Teladoc Health, Inc.(a)(b)	44,487	354,117
Veeva Systems, Inc., Class A(a)	39,682	9,191,542
Waystar Holding Corp.(a)	20,900	780,824

		13,893,548

Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.	63,725	822,690
Braemar Hotels & Resorts, Inc.	22,712	56,553
Chatham Lodging Trust	12,878	91,820
DiamondRock Hospitality Co.	56,752	438,125
Host Hotels & Resorts, Inc.	187,054	2,658,037
Park Hotels & Resorts, Inc.	59,365	634,018
Pebblebrook Hotel Trust	34,047	344,896
RLJ Lodging Trust	46,782	369,110
Ryman Hospitality Properties, Inc.	15,472	1,414,760
Service Properties Trust	43,268	112,929
Summit Hotel Properties, Inc.	28,938	156,555

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotel & Resort REITs (continued)
Sunstone Hotel Investors, Inc.	54,705	$514,774
Xenia Hotels & Resorts, Inc.	30,910	363,502

		7,977,769

Hotels, Restaurants & Leisure — 2.1%
Accel Entertainment, Inc., Class A(a)	12,999	128,950
Airbnb, Inc., Class A(a)	114,439	13,670,883
Aramark	69,776	2,408,667
BJ’s Restaurants, Inc.(a)	6,014	206,040
Bloomin’ Brands, Inc.	23,127	165,821
Booking Holdings, Inc.	8,859	40,812,616
Boyd Gaming Corp.	16,961	1,116,543
Brinker International, Inc.(a)	12,039	1,794,413
Caesars Entertainment, Inc.(a)(b)	57,409	1,435,225
Carnival Corp.(a)	274,731	5,365,496
Cava Group, Inc.(a)(b)	20,140	1,740,297
Cheesecake Factory, Inc. (The)	11,620	565,429
Chipotle Mexican Grill, Inc.(a)	364,688	18,310,984
Choice Hotels International, Inc.(b)	7,533	1,000,232
Churchill Downs, Inc.	19,276	2,140,985
Cracker Barrel Old Country Store, Inc.	5,792	224,845
Darden Restaurants, Inc.	31,219	6,486,059
Dave & Buster’s Entertainment, Inc.(a)	9,510	167,091
Denny’s Corp.(a)	17,519	64,295
Despegar.com Corp.(a)	16,287	306,033
Dine Brands Global, Inc.	4,549	105,855
Domino’s Pizza, Inc.	9,410	4,323,424
DoorDash, Inc., Class A(a)	94,647	17,298,632
DraftKings, Inc., Class A(a)	122,295	4,061,417
Dutch Bros, Inc., Class A(a)	29,290	1,808,365
El Pollo Loco Holdings, Inc.(a)	11,370	117,111
Everi Holdings, Inc.(a)	24,099	329,433
Expedia Group, Inc.	32,863	5,524,270
First Watch Restaurant Group, Inc.(a)	6,376	106,160
Global Business Travel Group I, Class A(a)	33,238	241,308
Golden Entertainment, Inc.	5,225	137,888
Hilton Grand Vacations, Inc.(a)	20,344	761,069
Hilton Worldwide Holdings, Inc.	64,121	14,590,734
Hyatt Hotels Corp., Class A	11,680	1,430,800
Inspired Entertainment, Inc.(a)	6,615	56,492
International Game Technology PLC	28,787	468,077
Jack in the Box, Inc.	5,435	147,778
Krispy Kreme, Inc.	22,287	109,652
Kura Sushi U.S.A., Inc., Class A(a)(b)	1,514	77,517
Las Vegas Sands Corp.	91,237	3,524,485
Life Time Group Holdings, Inc.(a)	22,381	675,906
Light & Wonder, Inc., Class A(a)	23,620	2,045,728
Lindblad Expeditions Holdings, Inc.(a)	12,480	115,690
Marriott International, Inc., Class A	60,531	14,418,484
Marriott Vacations Worldwide Corp.	9,757	626,790
McDonald’s Corp.	192,523	60,138,409
MGM Resorts International(a)	61,091	1,810,737
Monarch Casino & Resort, Inc.	3,637	282,777
Norwegian Cruise Line Holdings Ltd.(a)	115,298	2,186,050
Papa John’s International, Inc.	8,729	358,587
Penn Entertainment, Inc.(a)	43,232	705,114
Planet Fitness, Inc., Class A(a)	22,557	2,179,232
PlayAGS, Inc.(a)	15,957	193,239
Portillo’s, Inc., Class A(a)(b)	10,484	124,655
Potbelly Corp.(a)	10,157	96,593
RCI Hospitality Holdings, Inc.(b)	2,940	126,244
Red Rock Resorts, Inc., Class A	12,858	557,651
Royal Caribbean Cruises Ltd.	63,113	12,965,935

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Rush Street Interactive, Inc., Class A(a)(b)	23,030	$246,882
Sabre Corp.(a)	85,556	240,412
Shake Shack, Inc., Class A(a)	9,463	834,353
Six Flags Entertainment Corp.	24,689	880,657
Starbucks Corp.	302,653	29,687,233
Super Group SGHC Ltd.	35,840	230,810
Sweetgreen, Inc., Class A(a)(b)	25,067	627,176
Target Hospitality Corp.(a)(b)	9,598	63,155
Texas Roadhouse, Inc.	18,218	3,035,665
Travel + Leisure Co.	18,920	875,807
United Parks & Resorts, Inc.(a)	10,080	458,237
Vail Resorts, Inc.	10,146	1,623,563
Wendy’s Co. (The)	47,938	701,333
Wingstop, Inc.	7,790	1,757,268
Wyndham Hotels & Resorts, Inc.	19,952	1,805,856
Wynn Resorts Ltd.	28,002	2,338,167
Xponential Fitness, Inc., Class A(a)	4,849	40,392
Yum! Brands, Inc.	75,300	11,849,208

		310,235,366

Household Durables — 0.4%
Beazer Homes U.S.A., Inc.(a)	9,831	200,454
Cavco Industries, Inc.(a)	2,101	1,091,743
Century Communities, Inc.	7,161	480,503
Champion Homes, Inc.(a)	15,081	1,429,075
Cricut, Inc., Class A	12,566	64,715
DR Horton, Inc.	75,846	9,642,302
Dream Finders Homes, Inc., Class A(a)(b)	7,834	176,735
Ethan Allen Interiors, Inc.	6,025	166,892
Garmin Ltd.	41,388	8,986,576
GoPro, Inc., Class A(a)(b)	31,683	21,003
Green Brick Partners, Inc.(a)	8,268	482,107
Helen of Troy Ltd.(a)	6,394	342,015
Hooker Furnishings Corp.	5,246	52,670
Hovnanian Enterprises, Inc., Class A(a)	1,530	160,206
Installed Building Products, Inc.	6,016	1,031,503
iRobot Corp.(a)(b)	7,264	19,613
KB Home	18,134	1,053,948
Landsea Homes Corp.(a)	9,738	62,518
La-Z-Boy, Inc.	12,768	499,101
Leggett & Platt, Inc.	36,278	286,959
Lennar Corp., Class A	61,383	7,045,541
Lennar Corp., Class B	3,010	328,301
LGI Homes, Inc.(a)	5,951	395,563
Lovesac Co. (The)(a)(b)	3,834	69,702
M/I Homes, Inc.(a)	7,287	832,030
Meritage Homes Corp.	19,582	1,387,972
Mohawk Industries, Inc.(a)	13,860	1,582,535
Newell Brands, Inc.	115,213	714,321
NVR, Inc.(a)	748	5,418,804
PulteGroup, Inc.	53,916	5,542,565
SharkNinja, Inc.(a)	17,671	1,473,938
Somnigroup International, Inc.	43,984	2,633,762
Sonos, Inc.(a)	32,259	344,203
Taylor Morrison Home Corp., Class A(a)	26,846	1,611,834
Toll Brothers, Inc.	27,298	2,882,396
TopBuild Corp.(a)	8,057	2,456,982
Tri Pointe Homes, Inc.(a)	25,765	822,419
Whirlpool Corp.	14,266	1,285,795

		63,079,301

Household Products — 1.1%
Central Garden & Pet Co.(a)(b)	2,586	94,803
Central Garden & Pet Co., Class A, NVS(a)	15,129	495,172

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Church & Dwight Co., Inc.	65,699	$7,232,803
Clorox Co. (The)	33,005	4,859,986
Colgate-Palmolive Co.	217,034	20,336,086
Energizer Holdings, Inc.	19,298	577,396
Kimberly-Clark Corp.	88,584	12,598,416
Oil-Dri Corp. of America	3,892	178,721
Procter & Gamble Co. (The)	630,939	107,524,624
Reynolds Consumer Products, Inc.	14,309	341,413
Spectrum Brands Holdings, Inc.	8,098	579,412
WD-40 Co.	3,583	874,252

		155,693,084

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	189,286	2,350,932
Altus Power, Inc., Class A(a)(b)	14,014	69,369
Brookfield Renewable Corp.(b)	34,506	963,408
Clearway Energy, Inc., Class A	8,306	236,389
Clearway Energy, Inc., Class C	22,916	693,667
Montauk Renewables, Inc.(a)(b)	18,899	39,499
Ormat Technologies, Inc.	16,130	1,141,520
Sunnova Energy International, Inc.(a)(b)	27,449	10,211
Vistra Corp.	90,805	10,664,139

		16,169,134

Industrial Conglomerates — 0.4%
3M Co.	145,639	21,388,544
Brookfield Business Corp., Class A(b)	5,441	144,839
Honeywell International, Inc.	174,019	36,848,523

		58,381,906

Industrial REITs — 0.3%
Americold Realty Trust, Inc.	76,032	1,631,647
EastGroup Properties, Inc.	13,056	2,299,814
First Industrial Realty Trust, Inc.	34,412	1,856,871
Industrial Logistics Properties Trust	28,691	98,697
Innovative Industrial Properties, Inc.	7,779	420,766
Lineage, Inc.(b)	16,517	968,392
LXP Industrial Trust	74,439	643,897
Plymouth Industrial REIT, Inc.	11,783	192,063
Prologis, Inc.	246,853	27,595,697
Rexford Industrial Realty, Inc.	57,035	2,232,920
STAG Industrial, Inc.	49,932	1,803,544
Terreno Realty Corp.	25,303	1,599,656

		41,343,964

Insurance — 2.5%
Aflac, Inc.	147,593	16,410,866
Allstate Corp. (The)	69,955	14,485,582
Ambac Financial Group, Inc.(a)	13,012	113,855
American Coastal Insurance Corp.	11,875	137,394
American Financial Group, Inc.	19,453	2,554,957
American International Group, Inc.	166,690	14,492,029
AMERISAFE, Inc.	4,901	257,548
Aon PLC, Class A	52,417	20,919,101
Arch Capital Group Ltd.	96,503	9,281,659
Arthur J. Gallagher & Co.	65,817	22,722,661
Assurant, Inc.	13,774	2,889,096
Assured Guaranty Ltd.	12,971	1,142,745
Axis Capital Holdings Ltd.	21,166	2,121,680
Baldwin Insurance Group, Inc. (The), Class A(a)(b)	16,279	727,508
Bowhead Specialty Holdings, Inc.(a)	4,412	179,348
Brighthouse Financial, Inc.(a)	17,405	1,009,316
Brown & Brown, Inc.(b)	63,788	7,935,227
Chubb Ltd.	108,069	32,635,757
Cincinnati Financial Corp.	40,841	6,033,032

Security	Shares	Value

Insurance (continued)
CNA Financial Corp.	5,091	$258,572
CNO Financial Group, Inc.	27,579	1,148,665
Donegal Group, Inc., Class A	6,970	136,821
Employers Holdings, Inc.	6,511	329,717
Enstar Group Ltd.(a)	3,145	1,045,335
Everest Group Ltd.	11,198	4,068,569
F&G Annuities & Life, Inc.	4,698	169,363
Fidelis Insurance Holdings Ltd.	16,108	260,950
Fidelity National Financial, Inc., Class A	69,458	4,520,327
First American Financial Corp.	27,529	1,806,728
Genworth Financial, Inc., Class A(a)	107,420	761,608
Globe Life, Inc.	22,122	2,913,910
Goosehead Insurance, Inc., Class A	6,333	747,674
Greenlight Capital Re Ltd., Class A(a)	10,949	148,359
Hamilton Insurance Group Ltd., Class B(a)	10,529	218,266
Hanover Insurance Group, Inc. (The)	9,418	1,638,261
Hartford Insurance Group, Inc. (The)	77,822	9,628,916
HCI Group, Inc.	2,438	363,823
Heritage Insurance Holdings, Inc.(a)	8,942	128,944
Hippo Holdings, Inc.(a)	6,402	163,635
Horace Mann Educators Corp.	10,907	466,056
Investors Title Co.	635	153,086
James River Group Holdings Ltd.	8,175	34,335
Kemper Corp.	16,363	1,093,867
Kinsale Capital Group, Inc.(b)	5,783	2,814,644
Lemonade, Inc.(a)(b)	14,029	440,931
Lincoln National Corp.	45,044	1,617,530
Loews Corp.	47,388	4,355,431
Markel Group, Inc.(a)	3,400	6,356,674
Marsh & McLennan Cos., Inc.	131,671	32,131,674
MBIA, Inc.(a)	15,009	74,745
Mercury General Corp.	7,029	392,921
MetLife, Inc.	154,730	12,423,272
Old Republic International Corp.	62,754	2,461,212
Oscar Health, Inc., Class A(a)(b)	52,656	690,320
Palomar Holdings, Inc.(a)	7,250	993,830
Primerica, Inc.	8,880	2,526,626
Principal Financial Group, Inc.	61,244	5,167,156
ProAssurance Corp.(a)	12,959	302,593
Progressive Corp. (The)	156,376	44,255,972
Prudential Financial, Inc.	95,953	10,716,031
Reinsurance Group of America, Inc.	17,576	3,460,714
RenaissanceRe Holdings Ltd.(b)	13,662	3,278,880
RLI Corp.	23,054	1,851,928
Root, Inc., Class A(a)(b)	2,043	272,618
Ryan Specialty Holdings, Inc., Class A	26,781	1,978,312
Safety Insurance Group, Inc.	3,769	297,299
Selective Insurance Group, Inc.	16,700	1,528,718
Selectquote, Inc.(a)	44,663	149,174
SiriusPoint Ltd.(a)	17,678	305,653
Skyward Specialty Insurance Group, Inc.(a)	8,518	450,773
Stewart Information Services Corp.	6,944	495,454
Tiptree, Inc.	6,810	164,053
Travelers Cos., Inc. (The)	60,437	15,983,169
Trupanion, Inc.(a)	9,621	358,575
United Fire Group, Inc.	5,981	176,200
Universal Insurance Holdings, Inc.	9,209	218,253
Unum Group	44,094	3,591,897
W R Berkley Corp.	78,340	5,574,674
White Mountains Insurance Group Ltd.(b)	649	1,249,851
Willis Towers Watson PLC	26,952	9,108,428

		366,471,333

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 5.5%
Alphabet, Inc., Class A	1,571,735	$243,053,101
Alphabet, Inc., Class C, NVS	1,297,580	202,720,923
Bumble, Inc., Class A(a)	23,214	100,749
Cargurus, Inc., Class A(a)	25,746	749,981
Cars.com, Inc.(a)	18,757	211,391
EverQuote, Inc., Class A(a)	7,760	203,234
fuboTV, Inc.(a)	88,483	258,370
Getty Images Holdings, Inc., Class A(a)(b)	38,626	66,823
Grindr, Inc.(a)	6,506	116,457
IAC, Inc.(a)	20,390	936,717
Match Group, Inc.	68,901	2,149,711
MediaAlpha, Inc., Class A(a)	7,550	69,762
Meta Platforms, Inc., Class A	585,891	337,684,137
Nextdoor Holdings, Inc., Class A(a)	39,148	59,897
Outbrain, Inc.(a)	3,851	14,364
Pinterest, Inc., Class A(a)	156,595	4,854,445
QuinStreet, Inc.(a)	12,384	220,931
Shutterstock, Inc.	6,029	112,320
TripAdvisor, Inc.(a)	27,636	391,602
TrueCar, Inc.(a)	36,186	57,174
Trump Media & Technology Group Corp., Class A(a)(b)	19,938	389,589
Vimeo, Inc.(a)	38,820	204,193
Yelp, Inc.(a)	18,757	694,572
Ziff Davis, Inc.(a)	13,057	490,682
ZipRecruiter, Inc., Class A(a)	21,455	126,370
ZoomInfo Technologies, Inc., Class A(a)	82,669	826,690

		796,764,185

IT Services — 1.3%
Accenture PLC, Class A	167,669	52,319,435
Akamai Technologies, Inc.(a)	39,656	3,192,308
Amdocs Ltd.	30,677	2,806,946
Applied Digital Corp.(a)(b)	41,771	234,753
ASGN, Inc.(a)	11,998	756,114
BigBear.ai Holdings, Inc.(a)(b)	47,514	135,890
BigCommerce Holdings, Inc., Series 1(a)	19,891	114,572
Cloudflare, Inc., Class A(a)	80,761	9,100,957
Cognizant Technology Solutions Corp., Class A	132,514	10,137,321
Couchbase, Inc.(a)	9,415	148,286
DigitalOcean Holdings, Inc.(a)	17,651	589,367
DXC Technology Co.(a)	47,937	817,326
EPAM Systems, Inc.(a)	14,949	2,523,989
Fastly, Inc., Class A(a)(b)	32,949	208,567
Gartner, Inc.(a)	20,280	8,512,327
Globant SA(a)	10,883	1,281,147
GoDaddy, Inc., Class A(a)	37,778	6,805,329
Grid Dynamics Holdings, Inc., Class A(a)	11,342	177,502
Hackett Group, Inc. (The)	7,888	230,487
International Business Machines Corp.	245,729	61,102,973
Kyndryl Holdings, Inc.(a)	58,995	1,852,443
MongoDB, Inc., Class A(a)	18,922	3,318,919
Okta, Inc., Class A(a)	43,551	4,582,436
Snowflake, Inc., Class A(a)	83,469	12,199,829
Tucows, Inc., Class A(a)(b)	2,730	46,082
Twilio, Inc., Class A(a)	40,950	4,009,415
Unisys Corp.(a)	18,060	82,896
VeriSign, Inc.(a)	22,349	5,673,741

		192,961,357

Leisure Products — 0.1%
Acushnet Holdings Corp.	7,120	488,859
AMMO, Inc.(a)(b)	36,692	50,635
Brunswick Corp.	18,879	1,016,634

Security	Shares	Value

Leisure Products (continued)
Funko, Inc., Class A(a)	7,104	$48,733
Hasbro, Inc.	37,116	2,282,263
JAKKS Pacific, Inc.	3,461	85,383
Johnson Outdoors, Inc., Class A	1,488	36,962
Malibu Boats, Inc., Class A(a)(b)	5,096	156,345
MasterCraft Boat Holdings, Inc.(a)	5,232	90,095
Mattel, Inc.(a)	88,538	1,720,293
Peloton Interactive, Inc., Class A(a)(b)	99,328	627,753
Polaris, Inc.	14,576	596,741
Smith & Wesson Brands, Inc.	15,011	139,903
Sturm Ruger & Co., Inc.	4,134	162,425
Topgolf Callaway Brands Corp.(a)	38,083	250,967
YETI Holdings, Inc.(a)(b)	22,636	749,252

		8,503,243

Life Sciences Tools & Services — 1.0%
10X Genomics, Inc., Class A(a)	30,173	263,410
Adaptive Biotechnologies Corp.(a)	29,424	218,620
Agilent Technologies, Inc.	76,876	8,992,954
Avantor, Inc.(a)	178,846	2,899,094
Azenta, Inc.(a)(b)	10,453	362,092
BioLife Solutions, Inc.(a)	9,531	217,688
Bio-Rad Laboratories, Inc., Class A(a)	5,148	1,253,847
Bio-Techne Corp.	41,890	2,456,011
Bruker Corp.	29,266	1,221,563
Charles River Laboratories International, Inc.(a)	13,775	2,073,413
Codexis, Inc.(a)	16,638	44,756
CryoPort, Inc.(a)(b)	10,095	61,378
Cytek Biosciences, Inc.(a)	27,860	111,719
Danaher Corp.	172,505	35,363,525
Fortrea Holdings, Inc.(a)	23,447	177,025
Illumina, Inc.(a)	42,308	3,356,717
IQVIA Holdings, Inc.(a)	48,137	8,486,553
Maravai LifeSciences Holdings, Inc., Class A(a)(b)	29,831	65,926
MaxCyte, Inc.(a)	25,072	68,446
Medpace Holdings, Inc.(a)	6,789	2,068,540
Mesa Laboratories, Inc.	1,381	163,869
Mettler-Toledo International, Inc.(a)	5,636	6,655,609
Niagen Bioscience, Inc.(a)	20,702	142,844
OmniAb, Inc.(a)(b)	19,103	45,847
OmniAb, Inc., 12.50 Earnout Shares(a)(d)	1,502	—
OmniAb, Inc., 15.00 Earnout Shares(a)(d)	1,502	—
Pacific Biosciences of California, Inc.(a)(b)	67,713	79,901
QIAGEN NV(b)	57,485	2,308,023
Quanterix Corp.(a)	12,262	79,826
Quantum-Si, Inc., Class A(a)(b)	34,970	41,964
Repligen Corp.(a)(b)	14,633	1,861,903
Revvity, Inc.	31,860	3,370,788
Sotera Health Co.(a)(b)	40,290	469,781
Standard BioTools, Inc.(a)	81,577	88,103
Thermo Fisher Scientific, Inc.	102,051	50,780,578
Waters Corp.(a)	15,880	5,852,892
West Pharmaceutical Services, Inc.	19,383	4,339,466

		146,044,671

Machinery — 1.8%
3D Systems Corp.(a)	31,035	65,794
AGCO Corp.	16,342	1,512,779
Alamo Group, Inc.	2,391	426,100
Albany International Corp., Class A	7,972	550,387
Allison Transmission Holdings, Inc.	23,178	2,217,439
Astec Industries, Inc.	5,973	205,770
Atmus Filtration Technologies, Inc.	22,382	822,091
Blue Bird Corp.(a)(b)	9,864	319,298

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Caterpillar, Inc.	129,069	$42,566,956
Chart Industries, Inc.(a)(b)	11,249	1,623,906
CNH Industrial NV	233,012	2,861,387
Columbus McKinnon Corp.	6,609	111,890
Commercial Vehicle Group, Inc.(a)	11,112	12,779
Crane Co.	13,563	2,077,580
Cummins, Inc.	36,496	11,439,306
Deere & Co.	66,639	31,277,015
Donaldson Co., Inc.	32,628	2,188,034
Douglas Dynamics, Inc.	5,466	126,975
Dover Corp.	36,459	6,405,117
Energy Recovery, Inc.(a)	14,863	236,173
Enerpac Tool Group Corp., Class A	15,843	710,717
Enpro, Inc.	6,032	975,917
Esab Corp.	15,103	1,759,500
ESCO Technologies, Inc.	6,617	1,052,897
Federal Signal Corp.	16,817	1,236,890
Flowserve Corp.	35,514	1,734,504
Fortive Corp.	93,624	6,851,404
Franklin Electric Co., Inc.	11,771	1,105,062
Gates Industrial Corp. PLC(a)	63,326	1,165,832
Gorman-Rupp Co. (The)	4,743	166,479
Graco, Inc.	44,238	3,694,315
Graham Corp.(a)	4,487	129,315
Greenbrier Cos., Inc. (The)	8,365	428,455
Helios Technologies, Inc.	8,137	261,116
Hillenbrand, Inc.	18,944	457,308
Hillman Solutions Corp.(a)	46,379	407,671
Hyliion Holdings Corp., Class A(a)(b)	54,629	76,481
Hyster-Yale, Inc., Class A	2,684	111,493
IDEX Corp.	20,101	3,637,678
Illinois Tool Works, Inc.	78,387	19,440,760
Ingersoll Rand, Inc.	107,073	8,569,052
ITT, Inc.	22,007	2,842,424
JBT Marel Corp.	12,502	1,527,744
Kadant, Inc.(b)	3,319	1,118,204
Kennametal, Inc.	22,132	471,412
Lincoln Electric Holdings, Inc.	14,912	2,820,754
Lindsay Corp.	3,102	392,465
Luxfer Holdings PLC	7,264	86,151
Manitowoc Co., Inc. (The)(a)	9,194	78,976
Middleby Corp. (The)(a)	14,387	2,186,536
Miller Industries, Inc.	3,045	129,017
Mueller Industries, Inc.	29,073	2,213,618
Mueller Water Products, Inc., Class A	40,177	1,021,299
Nordson Corp.	15,441	3,114,759
Omega Flex, Inc.	1,087	37,806
Oshkosh Corp.	17,872	1,681,398
Otis Worldwide Corp.	106,408	10,981,306
PACCAR, Inc.	137,666	13,404,538
Parker-Hannifin Corp.	34,270	20,831,020
Pentair PLC	44,122	3,859,793
Proto Labs, Inc.(a)	7,126	249,695
RBC Bearings, Inc.(a)	7,758	2,496,292
REV Group, Inc.	14,999	473,968
Shyft Group, Inc. (The)	8,897	71,977
Snap-on, Inc.	13,841	4,664,555
SPX Technologies, Inc.(a)	12,282	1,581,676
Standex International Corp.	3,097	499,825
Stanley Black & Decker, Inc.	40,729	3,131,246
Tennant Co.	4,621	368,525
Terex Corp.	17,947	678,038
Timken Co. (The)	16,665	1,197,714

Security	Shares	Value

Machinery (continued)
Titan International, Inc.(a)	11,163	$93,658
Toro Co. (The)	27,925	2,031,544
Trinity Industries, Inc.	20,138	565,072
Wabash National Corp.	12,546	138,633
Watts Water Technologies, Inc., Class A	7,010	1,429,479
Westinghouse Air Brake Technologies Corp.	45,641	8,276,995
Worthington Enterprises, Inc.	7,794	390,401
Xylem, Inc.	64,101	7,657,506

		265,815,641

Marine Transportation — 0.0%
Costamare, Inc.	17,993	177,051
Genco Shipping & Trading Ltd.	9,042	120,801
Golden Ocean Group Ltd.	30,139	240,509
Kirby Corp.(a)	15,646	1,580,403
Matson, Inc.	8,250	1,057,403
Pangaea Logistics Solutions Ltd.	16,907	80,477
Safe Bulkers, Inc.	13,717	50,616

		3,307,260

Media — 0.6%
Advantage Solutions, Inc., Class A(a)	38,405	57,992
AMC Networks, Inc., Class A(a)	7,649	52,625
Boston Omaha Corp., Class A(a)	4,941	72,040
Cable One, Inc.	1,447	384,569
Cardlytics, Inc.(a)(b)	12,252	22,299
Charter Communications, Inc., Class A(a)	24,629	9,076,525
Clear Channel Outdoor Holdings, Inc.(a)	98,574	109,417
Comcast Corp., Class A	1,002,666	36,998,375
EchoStar Corp., Class A(a)	31,478	805,207
Entravision Communications Corp., Class A	23,410	49,161
EW Scripps Co. (The), Class A, NVS(a)	13,680	40,493
Fox Corp., Class A, NVS	58,793	3,327,684
Fox Corp., Class B	34,010	1,792,667
Gannett Co., Inc.(a)	26,170	75,631
Gray Media, Inc.	21,485	92,815
Ibotta, Inc., Class A(a)(b)	4,371	184,456
iHeartMedia, Inc., Class A(a)	28,301	46,697
Integral Ad Science Holding Corp.(a)	23,507	189,466
Interpublic Group of Cos., Inc. (The)	99,558	2,703,995
John Wiley & Sons, Inc., Class A	12,061	537,438
Liberty Broadband Corp., Class A(a)	4,112	349,520
Liberty Broadband Corp., Class C, NVS(a)	28,880	2,456,244
Magnite, Inc.(a)(b)	33,950	387,370
National CineMedia, Inc.	24,361	142,268
New York Times Co. (The), Class A	43,660	2,165,536
News Corp., Class A, NVS	103,624	2,820,645
News Corp., Class B	31,466	955,622
Nexstar Media Group, Inc., Class A	8,178	1,465,661
Omnicom Group, Inc.	51,483	4,268,456
Paramount Global, Class A(b)	4,179	95,072
Paramount Global, Class B, NVS	152,636	1,825,527
PubMatic, Inc., Class A(a)	11,348	103,721
Scholastic Corp., NVS	6,933	130,895
Sinclair, Inc., Class A	11,891	189,424
Sirius XM Holdings, Inc.	57,600	1,298,592
Stagwell, Inc., Class A(a)	33,893	205,053
TechTarget, Inc.(a)(b)	7,369	109,135
TEGNA, Inc.	45,153	822,688
Thryv Holdings, Inc.(a)	6,649	85,174
Trade Desk, Inc. (The), Class A(a)	119,535	6,540,955
WideOpenWest, Inc.(a)	14,825	73,384

		83,110,494

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.5%
Alcoa Corp.	66,805	$2,037,552
Alpha Metallurgical Resources, Inc.(a)	3,023	378,631
ATI, Inc.(a)	32,969	1,715,377
Caledonia Mining Corp. PLC	10,036	125,350
Carpenter Technology Corp.	12,432	2,252,430
Century Aluminum Co.(a)	15,277	283,541
Cleveland-Cliffs, Inc.(a)(b)	130,481	1,072,554
Coeur Mining, Inc.(a)	166,212	983,975
Commercial Metals Co.	31,683	1,457,735
Compass Minerals International, Inc.	8,998	83,591
Constellium SE, Class A(a)	30,462	307,362
Freeport-McMoRan, Inc.	380,384	14,401,338
Hecla Mining Co.	167,246	929,888
i-80 Gold Corp.(a)(b)	51,191	29,783
Ivanhoe Electric, Inc.(a)(b)	27,416	159,287
Kaiser Aluminum Corp.	4,345	263,394
MAC Copper Ltd., Class A(a)	14,265	136,088
Materion Corp.	5,010	408,816
Metallus, Inc.(a)	10,041	134,148
MP Materials Corp., Class A(a)(b)	36,837	899,191
Newmont Corp.	304,934	14,722,213
Novagold Resources, Inc.(a)	65,450	191,114
Nucor Corp.	62,901	7,569,506
Olympic Steel, Inc.	2,537	79,966
Perpetua Resources Corp.(a)	16,940	181,089
Piedmont Lithium, Inc.(a)(b)	4,873	30,700
Radius Recycling, Inc., Class A	6,168	178,132
Ramaco Resources, Inc., Class A	11,325	93,205
Ramaco Resources, Inc., Class B	335	2,382
Reliance, Inc.	14,402	4,158,577
Royal Gold, Inc.	17,898	2,926,502
Ryerson Holding Corp.	9,009	206,847
Southern Copper Corp.	22,789	2,129,860
SSR Mining, Inc.(a)	53,082	532,412
Steel Dynamics, Inc.	38,273	4,787,187
SunCoke Energy, Inc.	26,298	241,942
Tredegar Corp.(a)	11,404	87,811
United States Steel Corp.	59,229	2,503,017
Warrior Met Coal, Inc.	14,548	694,230
Worthington Steel, Inc.	7,794	197,422

		69,574,145

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Advanced Flower Capital, Inc.	6,468	36,027
AGNC Investment Corp.	219,299	2,100,884
Annaly Capital Management, Inc.	150,033	3,047,170
Apollo Commercial Real Estate Finance, Inc.	41,119	393,509
Arbor Realty Trust, Inc.(b)	41,214	484,264
Ares Commercial Real Estate Corp.	11,095	51,370
ARMOUR Residential REIT, Inc.	16,018	273,908
Blackstone Mortgage Trust, Inc., Class A	47,600	952,000
BrightSpire Capital, Inc., Class A	40,640	225,958
Chicago Atlantic Real Estate Finance, Inc.	7,463	109,706
Chimera Investment Corp.	20,033	257,023
Claros Mortgage Trust, Inc.	23,477	87,569
Dynex Capital, Inc.	17,549	228,488
Ellington Financial, Inc.	19,084	253,054
Franklin BSP Realty Trust, Inc.	21,973	279,936
Granite Point Mortgage Trust, Inc.	16,006	41,615
Invesco Mortgage Capital, Inc.	8,694	68,596
KKR Real Estate Finance Trust, Inc.	15,956	172,325
Ladder Capital Corp., Class A	28,007	319,560
MFA Financial, Inc.	29,816	305,912

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
New York Mortgage Trust, Inc.	24,426	$158,525
Orchid Island Capital, Inc.	29,882	224,713
PennyMac Mortgage Investment Trust	23,749	347,923
Ready Capital Corp.	38,654	196,749
Redwood Trust, Inc.	31,639	192,049
Rithm Capital Corp.	135,652	1,553,215
Starwood Property Trust, Inc.	83,597	1,652,713
Sunrise Realty Trust, Inc.	2,160	23,911
TPG RE Finance Trust, Inc.	14,899	121,427
Two Harbors Investment Corp.	24,036	321,121

		14,481,220

Multi-Utilities — 0.6%
Ameren Corp.	71,644	7,193,058
Avista Corp.	18,236	763,541
Black Hills Corp.	17,571	1,065,681
CenterPoint Energy, Inc.	170,900	6,191,707
CMS Energy Corp.	79,681	5,984,840
Consolidated Edison, Inc.	93,298	10,317,826
Dominion Energy, Inc.	224,506	12,588,051
DTE Energy Co.	55,810	7,716,849
NiSource, Inc.	125,024	5,012,212
Northwestern Energy Group, Inc.	15,521	898,200
Public Service Enterprise Group, Inc.	133,097	10,953,883
Sempra	169,913	12,124,992
Unitil Corp.	3,421	197,357
WEC Energy Group, Inc.	85,267	9,292,398

		90,300,595

Office REITs — 0.1%
Brandywine Realty Trust	49,544	220,966
BXP, Inc.	41,671	2,799,874
City Office REIT, Inc.	12,917	67,039
COPT Defense Properties	29,764	811,664
Cousins Properties, Inc.	43,085	1,271,008
Douglas Emmett, Inc.	44,551	712,816
Easterly Government Properties, Inc.	26,055	276,183
Highwoods Properties, Inc.	27,088	802,888
Hudson Pacific Properties, Inc.	39,594	116,802
JBG SMITH Properties	23,261	374,735
Kilroy Realty Corp.	31,042	1,016,936
NET Lease Office Properties(a)(b)	3,742	117,424
Orion Properties, Inc.	14,412	30,842
Paramount Group, Inc.	46,965	201,950
Peakstone Realty Trust, Class E	7,308	92,081
Piedmont Office Realty Trust, Inc., Class A	33,924	250,020
Postal Realty Trust, Inc., Class A	3,862	55,149
SL Green Realty Corp.	18,690	1,078,413
Vornado Realty Trust	47,334	1,750,885

		12,047,675

Oil, Gas & Consumable Fuels — 3.4%
Amplify Energy Corp.(a)(b)	12,505	46,769
Antero Midstream Corp.	88,997	1,601,946
Antero Resources Corp.(a)	77,060	3,116,306
APA Corp.	99,146	2,084,049
Ardmore Shipping Corp.	13,308	130,285
Berry Corp.	22,991	73,801
California Resources Corp.	19,430	854,337
Centrus Energy Corp., Class A(a)(b)	3,320	206,537
Cheniere Energy, Inc.	59,802	13,838,183
Chevron Corp.	437,670	73,217,814
Chord Energy Corp.	16,921	1,907,335
Civitas Resources, Inc.	26,677	930,761
Clean Energy Fuels Corp.(a)(b)	41,825	64,829

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp.(a)	39,333	$1,238,203
Comstock Resources, Inc.(a)	22,414	455,901
ConocoPhillips	345,153	36,247,968
Core Natural Resources, Inc.	14,715	1,134,527
Coterra Energy, Inc.	195,461	5,648,823
Crescent Energy Co., Class A	44,207	496,887
CVR Energy, Inc.	7,539	146,257
Delek U.S. Holdings, Inc.	19,173	288,937
Devon Energy Corp.	167,987	6,282,714
DHT Holdings, Inc.	31,301	328,661
Diamondback Energy, Inc.	50,563	8,084,012
Diversified Energy Co. PLC	12,445	168,256
Dorian LPG Ltd.	9,451	211,135
DT Midstream, Inc.	26,502	2,556,913
Encore Energy Corp.(a)(b)	43,516	59,617
Energy Fuels, Inc.(a)(b)	39,656	147,917
EOG Resources, Inc.	149,761	19,205,351
EQT Corp.	156,324	8,352,391
Evolution Petroleum Corp.	14,058	72,820
Excelerate Energy, Inc., Class A	4,869	139,643
Expand Energy Corp.	61,082	6,799,648
Exxon Mobil Corp.	1,175,738	139,830,520
FLEX LNG Ltd.(b)	7,245	166,563
Golar LNG Ltd.	25,248	959,172
Granite Ridge Resources, Inc.	21,625	131,480
Green Plains, Inc.(a)(b)	9,663	46,866
Gulfport Energy Corp.(a)	3,736	687,947
Hallador Energy Co.(a)(b)	10,112	124,175
Hess Corp.	74,382	11,881,037
HF Sinclair Corp.	42,885	1,410,059
Infinity Natural Resources, Inc., Class A(a)	3,385	63,469
International Seaways, Inc.	10,694	355,041
Kinder Morgan, Inc.	517,554	14,765,816
Kinetik Holdings, Inc., Class A	9,680	502,779
Kosmos Energy Ltd.(a)	124,198	283,171
Magnolia Oil & Gas Corp., Class A	48,322	1,220,614
Marathon Petroleum Corp.	85,886	12,512,731
Matador Resources Co.	32,826	1,677,080
Murphy Oil Corp.	38,001	1,079,228
New Fortress Energy, Inc., Class A(b)	18,550	154,151
NextDecade Corp.(a)(b)	31,522	245,241
Nordic American Tankers Ltd.	51,520	126,739
Northern Oil & Gas, Inc.	24,399	737,582
Occidental Petroleum Corp.	182,261	8,996,403
ONEOK, Inc.	165,744	16,445,120
Ovintiv, Inc.	71,585	3,063,838
Par Pacific Holdings, Inc.(a)	16,152	230,328
PBF Energy, Inc., Class A	28,973	553,095
Peabody Energy Corp.	30,529	413,668
Permian Resources Corp., Class A	178,086	2,466,491
PetroCorp Escrow(a)(d)	1,248	—
Phillips 66	110,564	13,652,443
Range Resources Corp.	62,336	2,489,077
REX American Resources Corp.(a)	4,594	172,597
Riley Exploration Permian, Inc.	3,306	96,436
Ring Energy, Inc.(a)(b)	50,008	57,509
Sable Offshore Corp., Class A(a)(b)	13,363	339,019
SandRidge Energy, Inc.	9,991	114,097
Scorpio Tankers, Inc.	12,792	480,723
SFL Corp. Ltd.	35,137	288,123
Sitio Royalties Corp., Class A	19,139	380,292
SM Energy Co.	31,878	954,746
Talos Energy, Inc.(a)	35,867	348,627

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp.	57,549	$11,536,848
Teekay Corp. Ltd.	21,974	144,369
Teekay Tankers Ltd., Class A	6,378	244,086
Texas Pacific Land Corp.(b)	5,047	6,687,225
Uranium Energy Corp.(a)(b)	105,053	502,153
Ur-Energy, Inc.(a)(b)	123,043	82,943
VAALCO Energy, Inc.	27,899	104,900
Valero Energy Corp.	84,530	11,163,877
Viper Energy, Inc., Class A	34,183	1,543,362
Vital Energy, Inc.(a)	7,287	154,630
Vitesse Energy, Inc.	6,365	156,515
W&T Offshore, Inc.	33,149	51,381
Williams Cos., Inc. (The)	325,478	19,450,565
World Kinect Corp.	17,789	504,496

		488,970,976

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	4,518	114,622
Louisiana-Pacific Corp.	16,815	1,546,644
Sylvamo Corp.	9,379	629,049

		2,290,315

Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a)	32,602	1,604,670
Allegiant Travel Co.	3,667	189,401
American Airlines Group, Inc.(a)	174,399	1,839,909
Blade Air Mobility, Inc., Class A(a)	23,415	63,923
Delta Air Lines, Inc.	173,452	7,562,507
Frontier Group Holdings, Inc.(a)	9,811	42,580
JetBlue Airways Corp.(a)(b)	80,431	387,677
Joby Aviation, Inc., Class A(a)(b)	106,463	640,907
SkyWest, Inc.(a)	11,345	991,213
Southwest Airlines Co.	160,987	5,405,944
Sun Country Airlines Holdings, Inc.(a)	12,095	149,010
United Airlines Holdings, Inc.(a)	87,171	6,019,158

		24,896,899

Personal Care Products — 0.2%
Beauty Health Co. (The), Class A(a)(b)	24,133	32,338
BellRing Brands, Inc.(a)	35,495	2,642,958
Coty, Inc., Class A(a)	98,786	540,359
Edgewell Personal Care Co.	15,125	472,051
elf Beauty, Inc.(a)(b)	14,314	898,776
Estee Lauder Cos., Inc. (The), Class A	61,250	4,042,500
Herbalife Ltd.(a)	28,336	244,540
Honest Co., Inc. (The)(a)	16,208	76,178
Interparfums, Inc.	5,032	572,994
Kenvue, Inc.	511,243	12,259,607
Medifast, Inc.(a)	3,192	43,028
Nu Skin Enterprises, Inc., Class A	11,863	86,125
Olaplex Holdings, Inc.(a)(b)	34,547	43,875
USANA Health Sciences, Inc.(a)	3,616	97,524
Waldencast PLC, Class A(a)	11,537	34,611

		22,087,464

Pharmaceuticals — 3.2%
Amneal Pharmaceuticals, Inc., Class A(a)	47,763	400,254
Amphastar Pharmaceuticals, Inc.(a)	10,464	303,351
ANI Pharmaceuticals, Inc.(a)	5,340	357,513
Aquestive Therapeutics, Inc.(a)(b)	33,352	96,721
Arvinas, Inc.(a)(b)	14,517	101,909
Atea Pharmaceuticals, Inc.(a)(b)	18,217	54,469
Avadel Pharmaceuticals PLC(a)(b)	24,481	191,686
Axsome Therapeutics, Inc.(a)	9,964	1,162,101
Bristol-Myers Squibb Co.	541,904	33,050,725

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Cassava Sciences, Inc.(a)(b)	9,968	$14,952
Collegium Pharmaceutical, Inc.(a)	9,066	270,620
Corcept Therapeutics, Inc.(a)	23,001	2,627,174
CorMedix, Inc.(a)(b)	22,406	138,021
Edgewise Therapeutics, Inc.(a)	20,530	451,660
Elanco Animal Health, Inc.(a)	129,858	1,363,509
Eli Lilly & Co.	214,068	176,800,902
Enliven Therapeutics, Inc.(a)(b)	11,828	232,775
Esperion Therapeutics, Inc.(a)(b)	64,364	92,684
Evolus, Inc.(a)	11,556	139,019
EyePoint Pharmaceuticals, Inc.(a)	11,238	60,910
Fulcrum Therapeutics, Inc.(a)(b)	22,743	65,500
Harmony Biosciences Holdings, Inc.(a)	11,525	382,515
Harrow, Inc.(a)(b)	6,834	181,784
Innoviva, Inc.(a)	18,520	335,768
Intra-Cellular Therapies, Inc.(a)	27,949	3,687,032
Jazz Pharmaceuticals PLC(a)	16,446	2,041,771
Johnson & Johnson	645,029	106,971,609
Ligand Pharmaceuticals, Inc.(a)(b)	3,903	410,361
Liquidia Corp.(a)(b)	20,918	308,541
Merck & Co., Inc.	677,822	60,841,303
Mind Medicine MindMed, Inc.(a)(b)	19,305	112,934
Neumora Therapeutics, Inc.(a)	24,268	24,268
Nuvation Bio, Inc., Class A(a)	46,469	81,785
Ocular Therapeutix, Inc.(a)(b)	44,621	327,072
Omeros Corp.(a)(b)	19,403	159,493
Organon & Co.	68,242	1,016,123
Pacira BioSciences, Inc.(a)	11,812	293,528
Perrigo Co. PLC	36,941	1,035,826
Pfizer, Inc.	1,513,859	38,361,187
Phathom Pharmaceuticals, Inc.(a)(b)	9,128	57,233
Phibro Animal Health Corp., Class A	3,815	81,488
Pliant Therapeutics, Inc.(a)	14,838	20,031
Prestige Consumer Healthcare, Inc.(a)	13,629	1,171,685
Royalty Pharma PLC, Class A	104,457	3,251,746
Scilex Holding Co. (Acquired 01/13/23, Cost $96,475)(a)(e)	19,201	4,753
scPharmaceuticals, Inc.(a)(b)	10,890	28,641
Septerna, Inc.(a)(b)	6,771	39,204
SIGA Technologies, Inc.(a)	12,118	66,407
Supernus Pharmaceuticals, Inc.(a)	13,102	429,090
Tarsus Pharmaceuticals, Inc.(a)	9,705	498,546
Terns Pharmaceuticals, Inc.(a)	11,252	31,056
Theravance Biopharma, Inc.(a)(b)	15,390	137,433
Third Harmonic Bio, Inc.(a)	10,631	36,890
Ventyx Biosciences, Inc.(a)(b)	12,296	14,140
Viatris, Inc.	319,760	2,785,110
WaVe Life Sciences Ltd.(a)	19,392	156,687
Xeris Biopharma Holdings, Inc.(a)(b)	25,040	137,470
Zevra Therapeutics, Inc.(a)(b)	18,545	138,902
Zoetis, Inc., Class A	120,731	19,878,359

		463,514,226

Professional Services — 0.9%
Alight, Inc., Class A	116,088	688,402
Amentum Holdings, Inc.(a)	39,736	723,195
Asure Software, Inc.(a)	3,420	32,661
Automatic Data Processing, Inc.	109,805	33,548,722
Barrett Business Services, Inc.	6,964	286,569
Booz Allen Hamilton Holding Corp., Class A	33,071	3,458,565
Broadridge Financial Solutions, Inc.	31,397	7,612,517
CACI International, Inc., Class A(a)(b)	6,061	2,223,902
CBIZ, Inc.(a)(b)	13,562	1,028,813

Security	Shares	Value

Professional Services (continued)
Clarivate PLC(a)(b)	123,068	$483,657
Concentrix Corp.	13,231	736,173
Conduent, Inc.(a)	41,134	111,062
CRA International, Inc.	1,733	300,156
CSG Systems International, Inc.	7,856	475,052
Dayforce, Inc.(a)(b)	39,090	2,280,120
Dun & Bradstreet Holdings, Inc.	83,053	742,494
Equifax, Inc.	32,895	8,011,906
ExlService Holdings, Inc.(a)	40,465	1,910,353
Exponent, Inc.	13,394	1,085,718
First Advantage Corp.(a)	18,919	266,569
Forrester Research, Inc.(a)	3,631	33,550
Franklin Covey Co.(a)	4,373	120,782
FTI Consulting, Inc.(a)	9,391	1,540,875
Genpact Ltd.	47,138	2,374,812
Heidrick & Struggles International, Inc.	4,455	190,808
Huron Consulting Group, Inc.(a)	4,691	672,924
ICF International, Inc.	4,855	412,529
Innodata, Inc.(a)(b)	8,523	305,976
Insperity, Inc.	9,406	839,297
Jacobs Solutions, Inc.	32,223	3,895,438
KBR, Inc.	36,412	1,813,682
Kelly Services, Inc., Class A, NVS	10,083	132,793
Kforce, Inc.	5,053	247,041
Korn Ferry	14,146	959,523
Legalzoom.com, Inc.(a)	35,999	309,951
Leidos Holdings, Inc.	35,945	4,850,418
ManpowerGroup, Inc.	11,905	689,061
Maximus, Inc.	16,424	1,119,953
NV5 Global, Inc.(a)	14,728	283,809
Parsons Corp.(a)	12,432	736,099
Paychex, Inc.	85,849	13,244,784
Paycom Software, Inc.	13,932	3,043,863
Paycor HCM, Inc.(a)	23,846	535,104
Paylocity Holding Corp.(a)	12,032	2,254,075
Planet Labs PBC, Class A(a)(b)	44,806	151,444
Resolute Holdings Management, Inc.(a)	896	28,081
Resources Connection, Inc.	10,703	69,998
Robert Half, Inc.	28,323	1,545,020
Science Applications International Corp.	13,519	1,517,778
SS&C Technologies Holdings, Inc.	56,966	4,758,370
TransUnion	51,910	4,308,011
TriNet Group, Inc.	8,499	673,461
TrueBlue, Inc.(a)	9,987	53,031
TTEC Holdings, Inc.	4,661	15,335
Upwork, Inc.(a)(b)	30,416	396,929
Verisk Analytics, Inc.	37,790	11,247,060
Verra Mobility Corp., Class A(a)	44,101	992,713
Willdan Group, Inc.(a)	2,038	82,987
WNS Holdings Ltd.(a)(b)	12,272	754,605

		133,208,576

Real Estate Management & Development — 0.2%
Anywhere Real Estate, Inc.(a)	31,507	104,918
CBRE Group, Inc., Class A(a)	82,011	10,725,399
Compass, Inc., Class A(a)(b)	107,837	941,417
CoStar Group, Inc.(a)	110,557	8,759,431
Cushman & Wakefield PLC(a)	40,265	411,508
eXp World Holdings, Inc.(b)	16,219	158,622
Forestar Group, Inc.(a)	6,594	139,397
FRP Holdings, Inc.(a)	5,036	143,879
Howard Hughes Holdings, Inc.(a)	7,761	574,935
Jones Lang LaSalle, Inc.(a)	12,713	3,151,680

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Kennedy-Wilson Holdings, Inc.	31,683	$275,008
Marcus & Millichap, Inc.	5,887	202,807
Newmark Group, Inc., Class A	41,635	506,698
Opendoor Technologies, Inc., Class A(a)(b)	146,839	149,776
Real Brokerage, Inc. (The)(a)(b)	25,226	102,418
Redfin Corp.(a)	27,031	248,955
REX Holdings, Inc., Class A(a)	5,438	45,516
RMR Group, Inc. (The), Class A	4,134	68,831
Seaport Entertainment Group, Inc.(a)(b)	2,428	52,129
St. Joe Co. (The)	8,413	394,990
Star Holdings(a)(b)	2,411	20,518
Tejon Ranch Co.(a)(b)	8,438	133,742
Zillow Group, Inc., Class A(a)(b)	12,549	839,026
Zillow Group, Inc., Class C, NVS(a)(b)	42,192	2,892,684

		31,044,284

Residential REITs — 0.4%
American Homes 4 Rent, Class A	88,253	3,336,846
Apartment Investment & Management Co., Class A	40,502	356,418
AvalonBay Communities, Inc.	38,031	8,162,213
Camden Property Trust	27,661	3,382,940
Centerspace	4,662	301,864
Elme Communities	23,758	413,389
Equity LifeStyle Properties, Inc.	51,501	3,435,117
Equity Residential	101,662	7,276,966
Essex Property Trust, Inc.	17,212	5,276,683
Independence Realty Trust, Inc.	57,888	1,228,962
Invitation Homes, Inc.	163,271	5,689,994
Mid-America Apartment Communities, Inc.	31,051	5,203,527
NexPoint Residential Trust, Inc.	6,201	245,126
Sun Communities, Inc.	33,125	4,261,200
UDR, Inc.	88,189	3,983,497
UMH Properties, Inc.	15,546	290,710
Veris Residential, Inc.	24,153	408,669

		53,254,121

Retail REITs — 0.4%
Acadia Realty Trust	31,359	656,971
Agree Realty Corp.	27,214	2,100,649
Alexander’s, Inc.	555	116,084
Brixmor Property Group, Inc.	80,178	2,128,726
CBL & Associates Properties, Inc.	8,970	238,423
Curbline Properties Corp.	23,970	579,834
Federal Realty Investment Trust	22,400	2,191,168
Getty Realty Corp.	11,844	369,296
InvenTrust Properties Corp.	18,521	543,962
Kimco Realty Corp.	180,112	3,825,579
Kite Realty Group Trust	55,343	1,238,023
Macerich Co. (The)	62,836	1,078,894
NETSTREIT Corp.	15,948	252,776
NNN REIT, Inc.	48,726	2,078,164
Phillips Edison & Co., Inc.	33,586	1,225,553
Realty Income Corp.	233,685	13,556,067
Regency Centers Corp.	48,207	3,555,748
Saul Centers, Inc.	3,194	115,207
Simon Property Group, Inc.	86,998	14,448,628
SITE Centers Corp.	11,985	153,887
Tanger, Inc.	28,840	974,503
Urban Edge Properties	30,219	574,161
Whitestone REIT	15,745	229,405

		52,231,708

Semiconductors & Semiconductor Equipment — 8.7%
ACM Research, Inc., Class A(a)	15,976	372,880

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Advanced Micro Devices, Inc.(a)	430,124	$44,190,940
Aehr Test Systems(a)(b)	6,791	49,506
Allegro MicroSystems, Inc.(a)	32,924	827,380
Alpha & Omega Semiconductor Ltd.(a)	6,375	158,483
Ambarella, Inc.(a)	9,253	465,704
Amkor Technology, Inc.	28,996	523,668
Analog Devices, Inc.	132,311	26,683,159
Applied Materials, Inc.	217,585	31,575,935
Astera Labs, Inc.(a)(b)	28,940	1,726,850
Axcelis Technologies, Inc.(a)	8,826	438,387
Broadcom, Inc.	1,229,824	205,909,432
CEVA, Inc.(a)	5,657	144,876
Cirrus Logic, Inc.(a)	14,325	1,427,558
Cohu, Inc.(a)	11,090	163,134
Credo Technology Group Holding Ltd.(a)	37,215	1,494,554
Diodes, Inc.(a)	12,129	523,609
Enphase Energy, Inc.(a)	35,917	2,228,650
Entegris, Inc.	39,848	3,485,903
First Solar, Inc.(a)	28,416	3,592,635
FormFactor, Inc.(a)	20,395	576,975
GLOBALFOUNDRIES, Inc.(a)(b)	26,241	968,555
Ichor Holdings Ltd.(a)	7,317	165,437
Impinj, Inc.(a)(b)	6,080	551,456
indie Semiconductor, Inc., Class A(a)(b)	32,760	66,667
Intel Corp.	1,158,960	26,319,982
KLA Corp.	35,544	24,162,811
Kulicke & Soffa Industries, Inc.	15,063	496,778
Lam Research Corp.	344,264	25,027,993
Lattice Semiconductor Corp.(a)	36,541	1,916,575
MACOM Technology Solutions Holdings, Inc.(a)	16,658	1,672,130
Marvell Technology, Inc.	229,457	14,127,668
MaxLinear, Inc.(a)	18,736	203,473
Microchip Technology, Inc.	142,569	6,901,765
Micron Technology, Inc.	294,645	25,601,704
MKS Instruments, Inc.	17,584	1,409,358
Monolithic Power Systems, Inc.	12,534	7,269,469
Navitas Semiconductor Corp.(a)(b)	26,808	54,956
NVE Corp.	1,250	79,675
NVIDIA Corp.	6,257,599	678,198,580
ON Semiconductor Corp.(a)(b)	115,079	4,682,565
Onto Innovation, Inc.(a)	13,389	1,624,621
PDF Solutions, Inc.(a)	7,542	144,128
Penguin Solutions, Inc.(a)	14,097	244,865
Photronics, Inc.(a)	16,227	336,873
Power Integrations, Inc.	15,623	788,962
Qorvo, Inc.(a)	26,092	1,889,322
QUALCOMM, Inc.	298,223	45,810,035
Rambus, Inc.(a)	29,230	1,513,383
Rigetti Computing, Inc.(a)(b)	50,183	397,449
Semtech Corp.(a)(b)	19,641	675,650
Silicon Laboratories, Inc.(a)	8,361	941,198
SiTime Corp.(a)	5,223	798,440
SkyWater Technology, Inc.(a)(b)	9,602	68,078
Skyworks Solutions, Inc.	43,318	2,799,642
Synaptics, Inc.(a)	10,249	653,066
Teradyne, Inc.	41,989	3,468,291
Texas Instruments, Inc.	243,319	43,724,424
Ultra Clean Holdings, Inc.(a)	11,489	245,979
Universal Display Corp.	12,610	1,758,843
Veeco Instruments, Inc.(a)(b)	15,180	304,814
Wolfspeed, Inc.(a)(b)	32,600	99,756

		1,254,725,634

22	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 9.6%
8x8, Inc.(a)(b)	28,083	$56,166
A10 Networks, Inc.	14,908	243,597
ACI Worldwide, Inc.(a)	27,545	1,506,987
Adeia, Inc.	28,005	370,226
Adobe, Inc.(a)	116,386	44,637,523
Agilysys, Inc.(a)	6,274	455,116
Alarm.com Holdings, Inc.(a)	12,200	678,930
Alkami Technology, Inc.(a)	12,590	330,488
Amplitude, Inc., Class A(a)	17,200	175,268
ANSYS, Inc.(a)	23,196	7,342,926
Appfolio, Inc., Class A(a)	6,033	1,326,657
Appian Corp., Class A(a)	10,301	296,772
AppLovin Corp., Class A(a)	69,958	18,536,771
Arteris, Inc.(a)	13,661	94,398
Asana, Inc., Class A(a)(b)	19,674	286,650
Atlassian Corp., Class A(a)	42,947	9,113,783
Aurora Innovation, Inc., Class A(a)(b)	244,948	1,647,275
Autodesk, Inc.(a)	57,495	15,052,191
AvePoint, Inc., Class A(a)(b)	39,212	566,221
Bentley Systems, Inc., Class B	37,404	1,471,473
BILL Holdings, Inc.(a)	26,921	1,235,405
Bit Digital, Inc.(a)(b)	25,413	51,334
Blackbaud, Inc.(a)	11,285	700,234
BlackLine, Inc.(a)(b)	14,872	720,102
Blend Labs, Inc., Class A(a)	61,165	204,903
Box, Inc., Class A(a)(b)	37,402	1,154,226
Braze, Inc., Class A(a)	17,988	649,007
C3.ai, Inc., Class A(a)(b)	29,397	618,807
Cadence Design Systems, Inc.(a)	73,142	18,602,205
CCC Intelligent Solutions Holdings, Inc.(a)(b)	129,077	1,165,565
Cerence, Inc.(a)(b)	9,922	78,384
Cipher Mining, Inc.(a)(b)	45,738	105,197
Cleanspark, Inc.(a)(b)	61,095	410,558
Clear Secure, Inc., Class A	21,906	567,584
Clearwater Analytics Holdings, Inc., Class A(a)	48,179	1,291,197
Commvault Systems, Inc.(a)	11,411	1,800,199
Confluent, Inc., Class A(a)	64,517	1,512,278
Consensus Cloud Solutions, Inc.(a)	5,672	130,910
Core Scientific, Inc.(a)(b)	47,244	342,047
Crowdstrike Holdings, Inc., Class A(a)	61,619	21,725,627
CS Disco, Inc.(a)	9,701	39,677
Daily Journal Corp.(a)(b)	396	157,489
Datadog, Inc., Class A(a)	81,217	8,057,539
Digimarc Corp.(a)(b)	5,296	67,895
Digital Turbine, Inc.(a)	22,599	61,356
Docusign, Inc.(a)	53,683	4,369,796
Dolby Laboratories, Inc., Class A	15,491	1,244,082
Domo, Inc., Class B(a)	6,891	53,474
DoubleVerify Holdings, Inc.(a)	36,928	493,727
Dropbox, Inc., Class A(a)	58,614	1,565,580
D-Wave Quantum, Inc.(a)(b)	48,440	368,144
Dynatrace, Inc.(a)	79,044	3,726,925
E2open Parent Holdings, Inc., Class A(a)(b)	53,827	107,654
Elastic NV(a)	23,295	2,075,584
Enfusion, Inc., Class A(a)(b)	8,060	89,869
EverCommerce, Inc.(a)	11,339	114,297
Fair Isaac Corp.(a)	6,360	11,728,858
Five9, Inc.(a)	19,382	526,221
Fortinet, Inc.(a)	168,634	16,232,709
Freshworks, Inc., Class A(a)	54,010	762,081
Gen Digital, Inc.	146,285	3,882,404
Gitlab, Inc., Class A(a)(b)	31,620	1,486,140
Guidewire Software, Inc.(a)(b)	21,805	4,085,385

Security	Shares	Value

Software (continued)
HubSpot, Inc.(a)	13,050	$7,455,334
Hut 8 Corp.(a)(b)	21,249	246,913
Informatica, Inc., Class A(a)	21,586	376,676
Intapp, Inc.(a)	14,159	826,602
InterDigital, Inc.	6,514	1,346,770
Intuit, Inc.	72,962	44,797,938
Jamf Holding Corp.(a)	26,044	316,435
Life360, Inc.(a)(b)	3,263	125,267
LiveRamp Holdings, Inc.(a)	16,661	435,519
Logility Supply Chain Solutions, Inc., Class A	8,803	125,531
Manhattan Associates, Inc.(a)	16,496	2,854,468
MARA Holdings, Inc.(a)(b)	90,469	1,040,394
MeridianLink, Inc.(a)	6,042	111,958
Microsoft Corp.	1,988,623	746,509,188
MicroStrategy, Inc., Class A(a)(b)	61,765	17,804,997
Mitek Systems, Inc.(a)	10,951	90,346
N-able, Inc.(a)	17,945	127,230
nCino, Inc.(a)(b)	20,362	559,344
NCR Voyix Corp.(a)	44,203	430,979
NextNav, Inc.(a)(b)	22,897	278,656
Nutanix, Inc., Class A(a)	67,469	4,710,011
Olo, Inc., Class A(a)	26,718	161,377
ON24, Inc.(a)	15,128	78,666
OneSpan, Inc.	10,981	167,460
Ooma, Inc.(a)	7,099	92,926
Oracle Corp.	427,394	59,753,955
Pagaya Technologies Ltd., Class A(a)(b)	11,449	119,986
PagerDuty, Inc.(a)	26,661	487,096
Palantir Technologies, Inc., Class A(a)	550,443	46,457,389
Palo Alto Networks, Inc.(a)	173,287	29,569,694
Pegasystems, Inc.	12,614	876,925
Porch Group, Inc.(a)	28,085	204,740
Procore Technologies, Inc.(a)(b)	28,099	1,855,096
Progress Software Corp.	11,732	604,315
PROS Holdings, Inc.(a)	11,777	224,116
PTC, Inc.(a)	31,597	4,895,955
Q2 Holdings, Inc.(a)	16,219	1,297,682
Qualys, Inc.(a)	9,986	1,257,537
Rapid7, Inc.(a)	15,165	402,024
Red Violet, Inc.	5,778	217,195
Rimini Street, Inc.(a)	25,220	87,766
RingCentral, Inc., Class A(a)(b)	24,397	604,070
Riot Platforms, Inc.(a)(b)	72,136	513,608
Roper Technologies, Inc.	28,479	16,790,649
Salesforce, Inc.	247,459	66,408,097
Sapiens International Corp. NV	6,870	186,108
SEMrush Holdings, Inc., Class A(a)	12,188	113,714
SentinelOne, Inc., Class A(a)	73,667	1,339,266
ServiceNow, Inc.(a)	55,005	43,791,681
SolarWinds Corp.	12,279	226,302
SoundHound AI, Inc., Class A(a)(b)	82,440	669,413
SoundThinking, Inc.(a)	2,877	48,765
Sprinklr, Inc., Class A(a)	30,731	256,604
Sprout Social, Inc., Class A(a)	13,667	300,537
SPS Commerce, Inc.(a)	9,813	1,302,479
Synopsys, Inc.(a)	41,226	17,679,770
Tenable Holdings, Inc.(a)	31,322	1,095,644
Teradata Corp.(a)(b)	26,277	590,707
Terawulf, Inc.(a)(b)	67,096	183,172
Tyler Technologies, Inc.(a)	11,333	6,588,893
UiPath, Inc., Class A(a)	119,014	1,225,844
Unity Software, Inc.(a)	83,274	1,631,338
Varonis Systems, Inc.(a)	30,194	1,221,347

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Verint Systems, Inc.(a)	17,754	$316,909
Vertex, Inc., Class A(a)(b)	14,373	503,199
Viant Technology, Inc., Class A(a)	7,770	96,426
Weave Communications, Inc.(a)	13,398	148,584
Workday, Inc., Class A(a)	56,496	13,193,511
Workiva, Inc., Class A(a)	13,056	991,081
Xperi, Inc.(a)(b)	12,389	95,643
Yext, Inc.(a)	25,506	157,117
Zeta Global Holdings Corp., Class A(a)(b)	47,327	641,754
Zoom Communications, Inc., Class A(a)	70,773	5,220,924
Zscaler, Inc.(a)	25,324	5,024,788

		1,387,092,473

Specialized REITs — 1.0%
American Tower Corp.	124,997	27,199,347
Crown Castle, Inc.	116,018	12,092,556
CubeSmart	58,674	2,505,967
Digital Realty Trust, Inc.	88,709	12,711,113
EPR Properties	20,655	1,086,660
Equinix, Inc.	25,820	21,052,337
Extra Space Storage, Inc.	56,240	8,351,078
Farmland Partners, Inc.	10,242	114,198
Four Corners Property Trust, Inc.	27,775	797,142
Gaming & Leisure Properties, Inc.	68,195	3,471,125
Gladstone Land Corp.	9,254	97,352
Iron Mountain, Inc.	78,580	6,761,023
Lamar Advertising Co., Class A	23,286	2,649,481
Millrose Properties, Inc., Class A(a)	33,960	900,280
National Storage Affiliates Trust	18,423	725,866
Outfront Media, Inc.	38,776	625,845
PotlatchDeltic Corp.	21,639	976,352
Public Storage	42,453	12,705,758
Rayonier, Inc.	39,417	1,098,946
Safehold, Inc.	14,478	271,028
SBA Communications Corp., Class A	28,449	6,259,064
Uniti Group, Inc.	61,591	310,419
VICI Properties, Inc.	277,041	9,037,077
Weyerhaeuser Co.	195,910	5,736,245

		137,536,259

Specialty Retail — 2.0%
1-800-Flowers.com, Inc., Class A(a)(b)	10,716	63,224
Abercrombie & Fitch Co., Class A(a)	13,696	1,045,963
Academy Sports & Outdoors, Inc.	20,130	918,129
Advance Auto Parts, Inc.	15,575	610,696
American Eagle Outfitters, Inc.	48,535	563,977
America’s Car-Mart, Inc.(a)	1,954	88,692
Arhaus, Inc., Class A(a)	13,571	118,068
Arko Corp., Class A	20,825	82,259
Asbury Automotive Group, Inc.(a)	5,414	1,195,628
AutoNation, Inc.(a)	6,873	1,112,876
AutoZone, Inc.(a)	4,518	17,226,140
Bath & Body Works, Inc.	61,205	1,855,736
Best Buy Co., Inc.	57,542	4,235,667
Beyond, Inc.(a)(b)	11,545	66,961
Boot Barn Holdings, Inc.(a)	8,173	878,025
Buckle, Inc. (The)	6,794	260,346
Build-A-Bear Workshop, Inc.	4,262	158,419
Burlington Stores, Inc.(a)	17,021	4,056,615
Caleres, Inc.	10,678	183,982
Camping World Holdings, Inc., Class A	14,899	240,768
CarMax, Inc.(a)(b)	40,999	3,194,642
Carvana Co., Class A(a)	29,005	6,064,365
Designer Brands, Inc., Class A	17,717	64,667

Security	Shares	Value

Specialty Retail (continued)
Destination XL Group, Inc.(a)	15,298	$22,335
Dick’s Sporting Goods, Inc.	15,115	3,046,579
EVgo, Inc., Class A(a)	20,695	55,049
Five Below, Inc.(a)	14,617	1,095,179
Floor & Decor Holdings, Inc., Class A(a)	27,828	2,239,319
Foot Locker, Inc.(a)	20,800	293,280
GameStop Corp., Class A(a)(b)	100,422	2,241,419
Gap, Inc. (The)	53,211	1,096,679
Genesco, Inc.(a)	3,192	67,766
Group 1 Automotive, Inc.	3,368	1,286,408
GrowGeneration Corp.(a)	28,053	30,297
Haverty Furniture Cos., Inc.	4,587	90,456
Home Depot, Inc. (The)	265,224	97,201,944
Leslie’s, Inc.(a)(b)	41,806	30,748
Lithia Motors, Inc., Class A	7,049	2,069,163
Lowe’s Cos., Inc.	151,078	35,235,922
MarineMax, Inc.(a)	5,418	116,487
Monro, Inc.	8,413	121,736
Murphy U.S.A., Inc.	4,920	2,311,465
National Vision Holdings, Inc.(a)	20,655	263,971
ODP Corp. (The)(a)	9,007	129,070
OneWater Marine, Inc., Class A(a)(b)	3,374	54,591
O’Reilly Automotive, Inc.(a)	15,395	22,054,569
Penske Automotive Group, Inc.	5,322	766,262
Petco Health & Wellness Co., Inc.(a)	23,404	71,382
RealReal, Inc. (The)(a)	26,712	143,978
Revolve Group, Inc., Class A(a)	9,724	208,969
RH(a)	4,166	976,552
Ross Stores, Inc.	86,561	11,061,630
Sally Beauty Holdings, Inc.(a)(b)	27,735	250,447
Shoe Carnival, Inc.	5,531	121,627
Signet Jewelers Ltd.	11,740	681,624
Sleep Number Corp.(a)	5,782	36,658
Sonic Automotive, Inc., Class A	3,335	189,962
Stitch Fix, Inc., Class A(a)	26,273	85,387
ThredUp, Inc., Class A(a)	29,478	71,042
TJX Cos., Inc. (The)	302,708	36,869,834
Tractor Supply Co.	141,881	7,817,643
Ulta Beauty, Inc.(a)	12,259	4,493,414
Upbound Group, Inc.	16,364	392,081
Urban Outfitters, Inc.(a)	18,817	986,011
Valvoline, Inc.(a)	34,076	1,186,186
Victoria’s Secret & Co.(a)	21,201	393,915
Warby Parker, Inc., Class A(a)	25,859	471,410
Wayfair, Inc., Class A(a)(b)	24,640	789,219
Williams-Sonoma, Inc.	32,580	5,150,898
Winmark Corp.	774	246,031
Zumiez, Inc.(a)	5,402	80,436

		288,982,875

Technology Hardware, Storage & Peripherals — 6.3%
Apple Inc.	3,939,884	875,166,433
CompoSecure, Inc., Class A	10,762	116,983
Corsair Gaming, Inc.(a)(b)	10,214	90,496
Dell Technologies, Inc., Class C	72,883	6,643,285
Diebold Nixdorf, Inc.(a)(b)	6,701	292,968
Eastman Kodak Co.(a)(b)	20,031	126,596
Hewlett Packard Enterprise Co.	344,863	5,321,236
HP, Inc.	250,536	6,937,342
Immersion Corp.	5,015	38,014
IonQ, Inc.(a)(b)	52,592	1,160,705
NetApp, Inc.	53,706	4,717,535
Pure Storage, Inc., Class A(a)	82,282	3,642,624

24	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Sandisk Corp.(a)	30,828	$1,467,721
Super Micro Computer, Inc.(a)(b)	132,220	4,527,213
Turtle Beach Corp.(a)	8,457	120,681
Western Digital Corp.(a)	92,486	3,739,209
Xerox Holdings Corp.	33,565	162,119

		914,271,160

Textiles, Apparel & Luxury Goods — 0.4%
Amer Sports, Inc.(a)	15,599	416,961
Birkenstock Holding PLC(a)(b)	11,721	537,408
Capri Holdings Ltd.(a)	30,426	600,305
Carter’s, Inc.	9,822	401,720
Columbia Sportswear Co.	8,162	617,782
Crocs, Inc.(a)	14,849	1,576,964
Deckers Outdoor Corp.(a)	40,860	4,568,557
Figs, Inc., Class A(a)(b)	37,929	174,094
G-III Apparel Group Ltd.(a)	11,240	307,414
Hanesbrands, Inc.(a)	95,108	548,773
Kontoor Brands, Inc.	14,137	906,606
Lululemon Athletica, Inc.(a)	31,024	8,781,654
Movado Group, Inc.	4,350	72,732
NIKE, Inc., Class B	316,606	20,098,149
Oxford Industries, Inc.	4,596	269,647
PVH Corp.	14,624	945,295
Ralph Lauren Corp., Class A	10,949	2,416,882
Skechers U.S.A., Inc., Class A(a)	34,881	1,980,543
Steven Madden Ltd.	19,278	513,566
Tapestry, Inc.	62,693	4,414,214
Under Armour, Inc., Class A(a)	50,233	313,956
Under Armour, Inc., Class C, NVS(a)	51,121	304,170
VF Corp.	92,433	1,434,560
Wolverine World Wide, Inc.	22,577	314,046

		52,515,998

Tobacco — 0.7%
Altria Group, Inc.	454,181	27,259,944
Philip Morris International, Inc.	415,524	65,956,124
Turning Point Brands, Inc.	6,097	362,406
Universal Corp.	6,650	372,732

		93,951,206

Trading Companies & Distributors — 0.5%
Air Lease Corp., Class A	28,357	1,369,927
Alta Equipment Group, Inc., Class A	8,942	41,938
Applied Industrial Technologies, Inc.	10,570	2,381,844
Beacon Roofing Supply, Inc.(a)	15,992	1,978,210
BlueLinx Holdings, Inc.(a)	2,283	171,179
Boise Cascade Co.	10,948	1,073,889
Core & Main, Inc., Class A(a)	51,425	2,484,342
Custom Truck One Source, Inc.(a)(b)	17,209	72,622
Distribution Solutions Group, Inc.(a)(b)	3,987	111,636
DNOW, Inc.(a)	27,657	472,381
DXP Enterprises, Inc.(a)	2,835	233,207
Fastenal Co.	152,206	11,803,575
Ferguson Enterprises, Inc.	53,126	8,512,379
FTAI Aviation Ltd.	27,317	3,033,006
GATX Corp.	9,023	1,401,001
Global Industrial Co.	3,959	88,682
GMS, Inc.(a)	11,159	816,504
H&E Equipment Services, Inc.	8,138	771,401
Herc Holdings, Inc.	7,429	997,492
Hudson Technologies, Inc.(a)	11,333	69,925
McGrath RentCorp.	6,147	684,776
MRC Global, Inc.(a)	23,326	267,782
MSC Industrial Direct Co., Inc., Class A	12,340	958,448

Security	Shares	Value

Trading Companies & Distributors (continued)
Rush Enterprises, Inc., Class A	15,473	$826,413
Rush Enterprises, Inc., Class B	3,356	189,681
SiteOne Landscape Supply, Inc.(a)(b)	12,232	1,485,454
Titan Machinery, Inc.(a)(b)	5,717	97,418
Transcat, Inc.(a)(b)	2,612	194,463
United Rentals, Inc.	17,536	10,989,811
Watsco, Inc.	9,232	4,692,626
WESCO International, Inc.	11,639	1,807,537
Willis Lease Finance Corp.	1,180	186,405
WW Grainger, Inc.	11,614	11,472,658
Xometry, Inc., Class A(a)	9,470	235,992

		71,974,604

Water Utilities — 0.1%
American States Water Co.	10,197	802,300
American Water Works Co., Inc.	52,120	7,688,743
California Water Service Group	15,495	750,888
Consolidated Water Co. Ltd.	4,713	115,421
Essential Utilities, Inc.	68,017	2,688,712
Middlesex Water Co.	5,223	334,794
SJW Group.	7,670	419,472
York Water Co. (The)	3,295	114,271

		12,914,601

Wireless Telecommunication Services — 0.2%
Gogo, Inc.(a)(b)	17,421	150,169
Shenandoah Telecommunications Co.	13,303	167,219
Spok Holdings, Inc.	7,659	125,914
Telephone & Data Systems, Inc.	27,573	1,068,178
T-Mobile U.S., Inc.	125,939	33,589,190

		35,100,670

Total Common Stocks — 99.8% (Cost: $9,653,914,686)		14,400,246,076

Rights

Biotechnology — 0.0%
Aduro Biotech CVR(a)(d)	4,039	1,898
Chinook Therapeutics, Inc., CVR(a)(d)	16,679	14,177
GTX, Inc., Contingent Rights(a)(b)(d)	684	701
Inhibrx, Inc., CVR(a)(d)	7,685	8,684

		25,460

Total Rights — 0.0% (Cost: $1,402)		25,460

Warrants(a)

Oil, Gas & Consumable Fuels — 0.0%
Chord Energy Corp., 0.58 Share for 1 Warrant, Expires 09/01/25, Strike Price USD 83.45)	204	445

Total Warrants — 0.0% (Cost: $22,807)		445

Total Long-Term Investments — 99.8% (Cost: $9,653,938,895)		14,400,271,981

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(f)(g)	206,317,865	$206,421,024
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(f)	23,775,370	23,775,370

Total Short-Term Securities — 1.6% (Cost: $230,040,813)		230,196,394

Total Investments — 101.4% (Cost: $9,883,979,708)		14,630,468,375
Liabilities in Excess of Other Assets — (1.4)%		(198,300,413)

Net Assets — 100.0%		$14,432,167,962

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,753, representing less than 0.05% of its net assets as of period end, and an original cost of $96,475.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$223,915,337	$—		$(17,495,142	)(a)	$31,346	$(30,517)	$206,421,024	206,317,865	$1,200,626	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	18,894,297	4,881,073	(a)	—		—	—	23,775,370	23,775,370	1,164,813		—

BlackRock, Inc.	33,310,484	2,967,402		(3,427,882)		1,534,701	2,968,128	37,352,833	39,465	818,858		—

						$1,566,047	$2,937,611	$267,549,227		$3,184,297		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	31	06/20/25	$3,142	$18,088
S&P 500 E-Mini Index	96	06/20/25	27,136	316,298

				$334,386

26	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell 3000 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$334,386	$—	$—	$—	$334,386

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(898,889)	$—	$—	$—	$(898,889)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(258,766)	$—	$—	$—	$(258,766)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$29,412,308

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$14,400,241,323	$4,753	$—	$14,400,246,076
Rights	—	—	25,460	25,460
Warrants	—	445	—	445
Short-Term Securities
Money Market Funds	230,196,394	—	—	230,196,394

	$14,630,437,717	$5,198	$25,460	$14,630,468,375

Derivative Financial Instruments(a)
Assets
Equity Contracts	$334,386	$—	$—	$334,386

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
BWX Technologies, Inc.	113,925	$11,238,701
Curtiss-Wright Corp.	60,087	19,063,802
Hexcel Corp.	128,797	7,052,924
Howmet Aerospace, Inc.(a)	593,605	77,008,377
Huntington Ingalls Industries, Inc.	60,766	12,398,695
L3Harris Technologies, Inc.	296,452	62,050,368
Loar Holdings, Inc.(a)(b)	6,274	443,258
Spirit AeroSystems Holdings, Inc., Class A(a)(b)	158,327	5,455,948
Standardaero, Inc.(a)(b)	111,583	2,972,571
Textron, Inc.(a)	291,831	21,084,790
Woodward, Inc.	92,481	16,876,858

		235,646,292

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	182,455	18,683,392
Expeditors International of Washington, Inc.	181,907	21,874,317
GXO Logistics, Inc.(a)(b)	182,988	7,151,171

		47,708,880

Automobile Components — 0.4%
Aptiv PLC(a)(b)	367,338	21,856,611
BorgWarner, Inc.	339,330	9,721,804
Gentex Corp.	352,709	8,218,120
Lear Corp.	84,174	7,425,830
QuantumScape Corp., Class A(a)(b)	572,423	2,381,280

		49,603,645

Automobiles — 0.2%
Harley-Davidson, Inc.	179,217	4,525,229
Lucid Group, Inc.(a)(b)	1,537,396	3,720,498
Rivian Automotive, Inc., Class A(a)(b)	1,318,894	16,420,230
Thor Industries, Inc.	79,424	6,021,134

		30,687,091

Banks — 3.3%
Bank OZK	167,164	7,263,276
BOK Financial Corp.	36,055	3,755,128
Citizens Financial Group, Inc.	692,683	28,379,223
Columbia Banking System, Inc.	329,106	8,207,904
Comerica, Inc.	210,011	12,403,250
Commerce Bancshares, Inc.	194,352	12,094,525
Cullen/Frost Bankers, Inc.	92,555	11,587,886
East West Bancorp, Inc.	216,137	19,400,457
Fifth Third Bancorp	1,061,524	41,611,741
First Citizens BancShares, Inc., Class A(a)	18,050	33,466,866
First Hawaiian, Inc.	202,603	4,951,617
First Horizon Corp.	818,195	15,889,347
FNB Corp.	554,767	7,461,616
Huntington Bancshares, Inc.	2,266,022	34,012,990
KeyCorp	1,443,662	23,084,155
M&T Bank Corp.	260,282	46,525,408
Pinnacle Financial Partners, Inc.	119,026	12,621,517
Popular, Inc.	98,287	9,078,770
Prosperity Bancshares, Inc.	141,265	10,082,083
Regions Financial Corp.	1,427,065	31,010,123
Synovus Financial Corp.	223,474	10,445,175
Webster Financial Corp.	267,997	13,815,245
Western Alliance Bancorp	167,963	12,904,597
Wintrust Financial Corp.	101,994	11,470,245
Zions Bancorp N.A.	226,158	11,276,238

		432,799,382

Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A, NVS(b)	10,356	2,473,427

Security	Shares	Value

Beverages (continued)
Brown-Forman Corp., Class A	75,698	$2,533,612
Brown-Forman Corp., Class B, NVS	270,708	9,187,829
Coca-Cola Consolidated, Inc.	9,485	12,804,750
Molson Coors Beverage Co., Class B	268,325	16,332,943

		43,332,561

Biotechnology — 0.8%
Alnylam Pharmaceuticals, Inc.(b)	22,572	6,094,891
Biogen, Inc.(b)	226,697	31,021,217
BioMarin Pharmaceutical, Inc.(a)(b)	294,547	20,821,527
Exact Sciences Corp.(a)(b)	171,202	7,411,335
Exelixis, Inc.(b)	72,060	2,660,455
GRAIL, Inc.(a)(b)	41,488	1,059,604
Incyte Corp.(b)	233,425	14,133,884
Ionis Pharmaceuticals, Inc.(b)	18,973	572,415
Roivant Sciences Ltd.(a)(b)	651,753	6,576,188
United Therapeutics Corp.(b)	68,217	21,029,255

		111,380,771

Broadline Retail — 0.6%
Dillard’s, Inc., Class A(a)	4,848	1,736,214
eBay, Inc.	748,223	50,677,144
Etsy, Inc.(a)(b)	60,160	2,838,349
Kohl’s Corp.	173,291	1,417,520
Macy’s, Inc.	427,955	5,375,115
Nordstrom, Inc.	157,402	3,848,479
Ollie’s Bargain Outlet Holdings, Inc.(b)	94,332	10,976,472

		76,869,293

Building Products — 1.2%
A. O. Smith Corp.	184,592	12,064,933
Advanced Drainage Systems, Inc.	67,941	7,381,790
Allegion PLC	136,427	17,798,266
Armstrong World Industries, Inc.	45,122	6,356,787
AZEK Co., Inc. (The), Class A(b)	66,153	3,234,220
Builders FirstSource, Inc.(b)	160,856	20,097,349
Carlisle Cos., Inc.	60,782	20,696,271
Fortune Brands Innovations, Inc.	192,180	11,699,918
Hayward Holdings, Inc.(b)	221,781	3,087,192
Masco Corp.	335,832	23,353,757
Owens Corning	133,871	19,119,456
Simpson Manufacturing Co., Inc.	59,681	9,374,692

		154,264,631

Capital Markets — 4.6%
Affiliated Managers Group, Inc.	46,475	7,809,194
Ameriprise Financial, Inc.	13,578	6,573,246
Bank of New York Mellon Corp. (The)	1,122,971	94,183,578
Carlyle Group, Inc. (The)	343,047	14,953,419
Cboe Global Markets, Inc.	164,712	37,272,678
Coinbase Global, Inc., Class A(b)	51,006	8,784,763
Evercore, Inc., Class A	55,347	11,053,903
FactSet Research Systems, Inc.	38,388	17,452,720
Franklin Resources, Inc.	482,757	9,293,072
Houlihan Lokey, Inc., Class A	75,713	12,227,650
Interactive Brokers Group, Inc., Class A	165,016	27,324,999
Invesco Ltd.	568,871	8,629,773
Janus Henderson Group PLC	203,783	7,366,755
Jefferies Financial Group, Inc.	197,356	10,572,361
Lazard, Inc.	13,788	597,020
MarketAxess Holdings, Inc.	57,866	12,519,309
MSCI, Inc., Class A	49,939	28,240,505
Nasdaq, Inc.	642,601	48,747,712
Northern Trust Corp.	305,281	30,115,971
Raymond James Financial, Inc.	316,889	44,019,051

28	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Robinhood Markets, Inc., Class A(b)	1,048,143	$43,623,712
SEI Investments Co.	155,262	12,052,989
State Street Corp.	457,663	40,974,568
Stifel Financial Corp.	157,815	14,875,642
T Rowe Price Group, Inc.	342,586	31,473,376
TPG, Inc., Class A	100,446	4,764,154
Tradeweb Markets, Inc., Class A	110,460	16,398,892
Virtu Financial, Inc., Class A	126,714	4,830,338
XP, Inc., Class A	578,783	7,958,266

		614,689,616

Chemicals — 3.0%
Albemarle Corp.	182,246	13,125,357
Ashland, Inc.	74,725	4,430,445
Axalta Coating Systems Ltd.(b)	339,298	11,254,515
Celanese Corp., Class A(a)	126,848	7,201,161
CF Industries Holdings, Inc.	272,032	21,259,301
Chemours Co. (The)	216,619	2,930,855
Corteva, Inc.	1,073,279	67,541,447
Dow, Inc.	1,103,500	38,534,220
DuPont de Nemours, Inc.	654,170	48,853,415
Eastman Chemical Co.	183,163	16,138,492
Element Solutions, Inc.	352,906	7,979,205
FMC Corp.	195,069	8,229,961
Huntsman Corp.	255,857	4,039,982
International Flavors & Fragrances, Inc.	398,895	30,958,241
LyondellBasell Industries NV, Class A	409,929	28,859,002
Mosaic Co. (The)	494,063	13,344,642
NewMarket Corp.	10,584	5,995,307
Olin Corp.	183,051	4,437,156
PPG Industries, Inc.	361,437	39,523,136
RPM International, Inc.	154,478	17,870,015
Scotts Miracle-Gro Co. (The)	66,981	3,676,587
Westlake Corp.	52,338	5,235,370

		401,417,812

Commercial Services & Supplies — 0.6%
Clean Harbors, Inc.(b)	79,431	15,655,850
MSA Safety, Inc.	57,443	8,426,314
RB Global, Inc.	284,845	28,569,953
Tetra Tech, Inc.	324,450	9,490,162
Veralto Corp.	210,955	20,557,565
Vestis Corp.	175,264	1,735,114

		84,434,958

Communications Equipment — 0.5%
Ciena Corp.(b)	220,897	13,348,806
F5, Inc.(b)	90,221	24,023,145
Juniper Networks, Inc.	511,725	18,519,328
Lumentum Holdings, Inc.(b)	106,304	6,626,991
Ubiquiti, Inc.	3,406	1,056,337

		63,574,607

Construction & Engineering — 0.9%
AECOM	206,995	19,194,646
API Group Corp.(a)(b)	360,028	12,874,601
EMCOR Group, Inc.	43,028	15,904,440
Everus Construction Group, Inc.(b)	79,159	2,936,007
MasTec, Inc.(b)	97,489	11,377,941
Quanta Services, Inc.(a)	157,254	39,970,822
Valmont Industries, Inc.	31,240	8,914,959
WillScot Holdings Corp., Class A	196,915	5,474,237

		116,647,653

Security	Shares	Value

Construction Materials — 0.6%
Eagle Materials, Inc.	12,618	$2,800,313
Martin Marietta Materials, Inc.	90,284	43,167,489
Vulcan Materials Co.	153,186	35,738,294

		81,706,096

Consumer Finance — 1.1%
Ally Financial, Inc.	372,638	13,590,108
Credit Acceptance Corp.(b)	2,171	1,120,996
Discover Financial Services	390,932	66,732,092
OneMain Holdings, Inc.	181,252	8,859,598
SLM Corp.	328,500	9,648,045
SoFi Technologies, Inc.(a)(b)	1,406,851	16,361,677
Synchrony Financial	611,524	32,374,081

		148,686,597

Consumer Staples Distribution & Retail — 2.0%
Albertsons Cos., Inc., Class A	656,434	14,434,984
BJ’s Wholesale Club Holdings, Inc.(a)(b)	205,627	23,462,041
Casey’s General Stores, Inc.	47,487	20,611,257
Dollar General Corp.	343,294	30,185,841
Dollar Tree, Inc.(b)	315,663	23,696,821
Grocery Outlet Holding Corp.(b)	142,966	1,998,665
Kroger Co. (The)	1,035,078	70,064,430
Maplebear, Inc.(b)	259,479	10,350,617
Performance Food Group Co.(b)	204,744	16,099,021
Sysco Corp.	290,420	21,793,117
U.S. Foods Holding Corp.(b)	338,205	22,138,899
Walgreens Boots Alliance, Inc.	1,117,352	12,480,822

		267,316,515

Containers & Packaging — 1.8%
Amcor PLC	2,255,513	21,878,476
AptarGroup, Inc.	103,394	15,341,602
Avery Dennison Corp.	78,610	13,990,222
Ball Corp.	462,390	24,076,647
Berry Global Group, Inc.	181,557	12,674,494
Crown Holdings, Inc.	182,380	16,279,239
Graphic Packaging Holding Co.	473,137	12,282,636
International Paper Co.	816,523	43,561,502
Packaging Corp. of America	138,567	27,439,037
Sealed Air Corp.	119,462	3,452,452
Silgan Holdings, Inc.	131,365	6,715,379
Smurfit WestRock PLC	808,013	36,409,066
Sonoco Products Co.	152,733	7,215,107

		241,315,859

Distributors — 0.3%
Genuine Parts Co.	216,866	25,837,415
LKQ Corp.	407,710	17,343,984

		43,181,399

Diversified Consumer Services — 0.3%
ADT, Inc.	579,517	4,717,268
Bright Horizons Family Solutions, Inc.(b)	75,929	9,646,020
Grand Canyon Education, Inc.(b)	30,236	5,231,433
H&R Block, Inc.	171,276	9,404,765
Service Corp. International	219,374	17,593,795

		46,593,281

Diversified REITs — 0.2%
WP Carey, Inc.	337,980	21,329,918

Diversified Telecommunication Services — 0.2%
Frontier Communications Parent, Inc.(b)	384,164	13,776,121
GCI Liberty, Inc. Escrow, Class A(b)(c)	193,912	2
Iridium Communications, Inc.	159,102	4,346,667

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Liberty Global Ltd., Class A(b)	262,477	$3,021,110
Liberty Global Ltd., Class C, NVS(a)(b)	238,364	2,853,217

		23,997,117

Electric Utilities — 3.8%
Alliant Energy Corp.	398,984	25,674,620
Edison International	593,487	34,968,254
Entergy Corp.	665,145	56,863,246
Evergy, Inc.	349,701	24,111,884
Eversource Energy	571,562	35,499,716
Exelon Corp.	1,561,041	71,932,769
FirstEnergy Corp.	899,545	36,359,609
IDACORP, Inc.	82,737	9,615,694
NRG Energy, Inc.	186,454	17,798,899
OGE Energy Corp.	313,978	14,430,429
PG&E Corp.	3,409,089	58,568,149
Pinnacle West Capital Corp.	178,528	17,004,792
PPL Corp.	1,153,258	41,644,146
Xcel Energy, Inc.	896,759	63,481,570

		507,953,777

Electrical Equipment — 1.4%
Acuity, Inc.	47,818	12,592,870
AMETEK, Inc.	360,313	62,024,280
Generac Holdings, Inc.(b)	45,840	5,805,636
Hubbell, Inc.	83,633	27,674,996
nVent Electric PLC	257,650	13,506,013
Regal Rexnord Corp.	103,037	11,730,762
Rockwell Automation, Inc.	160,107	41,368,447
Sensata Technologies Holding PLC	232,669	5,646,877

		180,349,881

Electronic Equipment, Instruments & Components — 2.1%
Arrow Electronics, Inc.(b)	81,648	8,477,512
Avnet, Inc.	135,257	6,504,509
CDW Corp.	104,967	16,822,011
Cognex Corp.	254,291	7,585,500
Coherent Corp.(b)	193,720	12,580,177
Corning, Inc.	1,195,752	54,741,527
Crane NXT Co.	75,237	3,867,182
Ingram Micro Holding Corp.(a)	20,681	366,881
IPG Photonics Corp.(a)(b)	42,304	2,671,075
Jabil, Inc.(a)	153,208	20,847,013
Keysight Technologies, Inc.(b)	271,839	40,713,327
Littelfuse, Inc.	37,888	7,454,085
TD SYNNEX Corp.	118,216	12,289,735
Teledyne Technologies, Inc.(a)(b)	72,537	36,102,390
Trimble, Inc.(a)(b)	380,934	25,008,317
Vontier Corp.	233,685	7,676,552
Zebra Technologies Corp., Class A(b)	62,709	17,719,055

		281,426,848

Energy Equipment & Services — 1.0%
Baker Hughes Co., Class A	1,560,198	68,570,702
Halliburton Co.	1,377,353	34,943,446
NOV, Inc.	603,555	9,186,107
TechnipFMC PLC	663,914	21,039,435

		133,739,690

Entertainment — 1.6%
Electronic Arts, Inc.	412,300	59,585,596
Liberty Media Corp. - Liberty Formula One, Class A(b)	23,314	1,899,392
Liberty Media Corp. - Liberty Formula One, Class C, NVS(b)	210,453	18,942,875

Security	Shares	Value

Entertainment (continued)
Liberty Media Corp. - Liberty Live, Class A(b)	30,814	$2,071,933
Liberty Media Corp. - Liberty Live, Class C, NVS(b)	71,763	4,889,931
Madison Square Garden Sports Corp., Class A(b)	26,673	5,193,767
Playtika Holding Corp.	108,752	562,248
Roku, Inc., Class A(b)	168,678	11,881,678
Take-Two Interactive Software, Inc.(a)(b)	268,984	55,746,934
TKO Group Holdings, Inc., Class A	106,751	16,312,620
Warner Bros Discovery, Inc., Class A(b)	3,778,243	40,540,547

		217,627,521

Financial Services — 1.6%
Affirm Holdings, Inc., Class A(b)	405,879	18,341,672
Block, Inc., Class A(a)(b)	500,608	27,198,033
Euronet Worldwide, Inc.(b)	65,062	6,951,875
Fidelity National Information Services, Inc.	842,578	62,923,725
Global Payments, Inc.	397,082	38,882,270
Jack Henry & Associates, Inc.	113,175	20,665,755
MGIC Investment Corp.	394,530	9,776,453
Rocket Cos., Inc., Class A(a)	218,492	2,637,198
TFS Financial Corp.	78,403	971,413
UWM Holdings Corp., Class A	58,037	316,882
Voya Financial, Inc.	150,770	10,216,175
Western Union Co. (The)	377,551	3,994,490
WEX, Inc.(a)(b)	56,016	8,795,632

		211,671,573

Food Products — 2.6%
Archer-Daniels-Midland Co.	744,911	35,763,177
Bunge Global SA	207,658	15,869,224
Conagra Brands, Inc.	745,116	19,872,244
Darling Ingredients, Inc.(a)(b)	245,872	7,681,041
Flowers Foods, Inc.	292,050	5,551,871
Freshpet, Inc.(b)	49,833	4,144,611
General Mills, Inc.	862,879	51,591,535
Hershey Co. (The)	195,728	33,475,360
Hormel Foods Corp.	454,825	14,072,286
Ingredion, Inc.	102,833	13,904,050
J M Smucker Co. (The)	161,139	19,080,469
Kellanova	408,962	33,735,275
Lamb Weston Holdings, Inc.	149,804	7,984,553
McCormick & Co., Inc., NVS	392,858	32,336,142
Pilgrim’s Pride Corp.(b)	60,028	3,272,126
Post Holdings, Inc.(a)(b)	81,546	9,488,693
Seaboard Corp.	370	997,934
Smithfield Foods, Inc.(b)	36,205	738,220
The Campbell’s Co.	298,640	11,921,709
Tyson Foods, Inc., Class A	438,950	28,009,399

		349,489,919

Gas Utilities — 0.5%
Atmos Energy Corp.	241,682	37,359,203
MDU Resources Group, Inc.	316,524	5,352,421
National Fuel Gas Co.	138,722	10,985,395
UGI Corp.	335,309	11,088,669

		64,785,688

Ground Transportation — 0.5%
Avis Budget Group, Inc.(b)	16,404	1,245,064
JB Hunt Transport Services, Inc.	126,175	18,667,591
Knight-Swift Transportation Holdings, Inc.	243,310	10,581,552
Landstar System, Inc.	54,753	8,223,901
Lyft, Inc., Class A(a)(b)	176,083	2,090,105
Ryder System, Inc.	64,773	9,315,005
Saia, Inc.(a)(b)	17,122	5,982,940

30	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Schneider National, Inc., Class B	73,734	$1,684,822
U-Haul Holding Co.(a)(b)	7,013	458,370
U-Haul Holding Co., NVS	88,743	5,251,811

		63,501,161

Health Care Equipment & Supplies — 2.3%
Align Technology, Inc.(b)	48,496	7,704,075
Baxter International, Inc.	791,744	27,101,397
Cooper Cos., Inc. (The)(b)	304,787	25,708,783
DENTSPLY SIRONA, Inc.	305,762	4,568,084
Enovis Corp.(a)(b)	87,629	3,348,304
Envista Holdings Corp.(b)	267,927	4,624,420
GE HealthCare Technologies, Inc.	642,688	51,871,349
Globus Medical, Inc., Class A(b)	173,411	12,693,685
Hologic, Inc.(a)(b)	346,198	21,384,650
Masimo Corp.(b)	32,537	5,420,664
QuidelOrtho Corp.(a)(b)	101,096	3,535,327
ResMed, Inc.	165,010	36,937,489
Solventum Corp.(b)	216,233	16,442,357
STERIS PLC	153,752	34,847,891
Teleflex, Inc.	72,292	9,990,032
Zimmer Biomet Holdings, Inc.	308,783	34,948,060

		301,126,567

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc.(b)	141,561	4,292,129
Amedisys, Inc.(b)	49,981	4,629,740
Cardinal Health, Inc.	154,717	21,315,361
Centene Corp.(b)	788,797	47,887,866
Chemed Corp.	20,586	12,666,977
Encompass Health Corp.	155,274	15,726,151
Henry Schein, Inc.(b)	192,486	13,183,366
Humana, Inc.	188,081	49,766,233
Labcorp Holdings, Inc.	131,235	30,543,634
Molina Healthcare, Inc.(a)(b)	33,020	10,876,458
Premier, Inc., Class A	150,335	2,898,459
Quest Diagnostics, Inc.	172,874	29,250,281
Tenet Healthcare Corp.(b)	148,428	19,963,566
Universal Health Services, Inc., Class B	88,669	16,660,905

		279,661,126

Health Care REITs — 0.9%
Alexandria Real Estate Equities, Inc.	266,313	24,636,616
Healthcare Realty Trust, Inc.	550,287	9,299,850
Healthpeak Properties, Inc.	1,090,353	22,046,938
Medical Properties Trust, Inc.(a)	923,590	5,569,248
Omega Healthcare Investors, Inc.	423,855	16,140,398
Ventas, Inc.	652,535	44,868,306

		122,561,356

Health Care Technology — 0.1%
Certara, Inc.(b)	187,238	1,853,656
Doximity, Inc., Class A(b)	181,030	10,505,171

		12,358,827

Hotel & Resort REITs — 0.1%
Host Hotels & Resorts, Inc.	1,091,045	15,503,749
Park Hotels & Resorts, Inc.	322,639	3,445,785

		18,949,534

Hotels, Restaurants & Leisure — 2.2%
Aramark	408,437	14,099,245
Boyd Gaming Corp.	98,787	6,503,148
Caesars Entertainment, Inc.(a)(b)	329,023	8,225,575
Carnival Corp.(b)	1,604,493	31,335,748
Choice Hotels International, Inc.(a)	6,331	840,630

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	86,508	$17,972,902
Domino’s Pizza, Inc.	35,315	16,225,477
Dutch Bros, Inc., Class A(b)	103,181	6,370,395
Hilton Worldwide Holdings, Inc.	182,317	41,486,233
Hyatt Hotels Corp., Class A	54,628	6,691,930
Marriott Vacations Worldwide Corp.	54,078	3,473,971
MGM Resorts International(a)(b)	356,709	10,572,855
Penn Entertainment, Inc.(a)(b)	230,028	3,751,757
Planet Fitness, Inc., Class A(a)(b)	60,187	5,814,666
Royal Caribbean Cruises Ltd.	241,526	49,619,102
Travel + Leisure Co.	104,113	4,819,391
Vail Resorts, Inc.	9,368	1,499,067
Wendy’s Co. (The)	136,222	1,992,928
Wyndham Hotels & Resorts, Inc.	107,722	9,749,918
Wynn Resorts Ltd.	144,948	12,103,158
Yum! Brands, Inc.	270,887	42,626,778

		295,774,874

Household Durables — 2.1%
DR Horton, Inc.	442,109	56,205,317
Garmin Ltd.	241,583	52,454,917
Leggett & Platt, Inc.	205,582	1,626,154
Lennar Corp., Class A	359,007	41,206,823
Lennar Corp., Class B	17,526	1,911,561
Mohawk Industries, Inc.(b)	81,594	9,316,403
Newell Brands, Inc.	643,363	3,988,851
NVR, Inc.(b)	4,371	31,665,229
PulteGroup, Inc.	317,774	32,667,167
SharkNinja, Inc.(b)	82,911	6,915,606
Toll Brothers, Inc.	156,281	16,501,711
TopBuild Corp.(b)	42,294	12,897,555
Whirlpool Corp.	83,419	7,518,554

		274,875,848

Household Products — 0.4%
Church & Dwight Co., Inc.	380,751	41,916,877
Reynolds Consumer Products, Inc.	87,067	2,077,419
Spectrum Brands Holdings, Inc.	42,345	3,029,785

		47,024,081

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	1,114,957	13,847,766
Brookfield Renewable Corp.(a)	211,322	5,900,110
Clearway Energy, Inc., Class A	53,893	1,533,795
Clearway Energy, Inc., Class C	126,172	3,819,227

		25,100,898

Industrial REITs — 0.5%
Americold Realty Trust, Inc.	445,768	9,566,181
EastGroup Properties, Inc.	76,069	13,399,554
First Industrial Realty Trust, Inc.	204,809	11,051,494
Lineage, Inc.(a)	96,185	5,639,326
Rexford Industrial Realty, Inc.	343,645	13,453,702
STAG Industrial, Inc.	282,790	10,214,375

		63,324,632

Insurance — 7.3%
Aflac, Inc.	862,924	95,948,520
Allstate Corp. (The)	346,639	71,778,538
American Financial Group, Inc.	114,446	15,031,338
Arch Capital Group Ltd.	565,929	54,431,051
Arthur J. Gallagher & Co.	357,493	123,420,883
Assurant, Inc.	81,234	17,038,832
Assured Guaranty Ltd.	78,312	6,899,287
Axis Capital Holdings Ltd.	119,549	11,983,592

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Brighthouse Financial, Inc.(b)	94,871	$5,501,569
Brown & Brown, Inc.(a)	211,201	26,273,404
Cincinnati Financial Corp.	240,868	35,581,021
CNA Financial Corp.	40,713	2,067,813
Everest Group Ltd.	56,190	20,415,513
Fidelity National Financial, Inc., Class A	404,755	26,341,455
First American Financial Corp.	156,776	10,289,209
Globe Life, Inc.	130,634	17,207,111
Hanover Insurance Group, Inc. (The)	57,510	10,003,865
Hartford Insurance Group, Inc. (The)	452,239	55,955,532
Kemper Corp.	99,189	6,630,785
Lincoln National Corp.	253,726	9,111,301
Loews Corp.	282,841	25,995,916
Markel Group, Inc.(a)(b)	15,261	28,532,118
Old Republic International Corp.	368,497	14,452,452
Primerica, Inc.	52,529	14,946,076
Principal Financial Group, Inc.	355,174	29,966,030
Prudential Financial, Inc.	560,783	62,628,245
Reinsurance Group of America, Inc.	103,756	20,429,556
RenaissanceRe Holdings Ltd.	81,312	19,514,880
RLI Corp.	123,511	9,921,639
Unum Group	279,014	22,728,480
W R Berkley Corp.	463,172	32,959,320
White Mountains Insurance Group Ltd.(a)	3,957	7,620,430
Willis Towers Watson PLC	157,461	53,213,945

		964,819,706

Interactive Media & Services — 0.2%
IAC, Inc.(a)(b)	115,909	5,324,860
Match Group, Inc.	392,132	12,234,518
TripAdvisor, Inc.(a)(b)	159,607	2,261,631
Trump Media & Technology Group Corp., Class A(a)(b)	43,400	848,036
ZoomInfo Technologies, Inc., Class A(b)	441,203	4,412,030

		25,081,075

IT Services — 1.4%
Akamai Technologies, Inc.(b)	232,110	18,684,855
Amdocs Ltd.	174,821	15,996,121
Cognizant Technology Solutions Corp., Class A	776,511	59,403,091
DXC Technology Co.(b)	280,974	4,790,607
EPAM Systems, Inc.(b)	80,509	13,593,140
Globant SA(a)(b)	16,262	1,914,363
Kyndryl Holdings, Inc.(a)(b)	355,578	11,165,149
Okta, Inc., Class A(b)	140,841	14,819,290
Twilio, Inc., Class A(b)	191,492	18,748,982
VeriSign, Inc.(b)	121,462	30,835,558

		189,951,156

Leisure Products — 0.2%
Brunswick Corp.	102,174	5,502,070
Hasbro, Inc.	27,599	1,697,063
Mattel, Inc.(b)	525,558	10,211,592
Polaris, Inc.	81,578	3,339,803
YETI Holdings, Inc.(a)(b)	90,790	3,005,149

		23,755,677

Life Sciences Tools & Services — 2.1%
10X Genomics, Inc., Class A(b)	57,355	500,709
Agilent Technologies, Inc.	448,042	52,411,953
Avantor, Inc.(a)(b)	1,061,061	17,199,799
Azenta, Inc.(b)	62,273	2,157,137
Bio-Rad Laboratories, Inc., Class A(a)(b)	29,437	7,169,676
Bio-Techne Corp.	246,708	14,464,490
Bruker Corp.(a)	63,222	2,638,886

Security	Shares	Value

Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc.(b)	79,561	$11,975,522
Fortrea Holdings, Inc.(b)	124,399	939,212
Illumina, Inc.(b)	248,938	19,750,741
IQVIA Holdings, Inc.(b)	249,411	43,971,159
Mettler-Toledo International, Inc.(a)(b)	32,447	38,316,987
QIAGEN NV(a)	339,610	13,635,342
Repligen Corp.(b)	74,051	9,422,249
Revvity, Inc.(a)	188,924	19,988,159
Sotera Health Co.(a)(b)	234,883	2,738,736
Waters Corp.(b)	35,716	13,163,846
West Pharmaceutical Services, Inc.	44,215	9,898,854

		280,343,457

Machinery — 4.9%
AGCO Corp.	96,392	8,923,007
Allison Transmission Holdings, Inc.	135,760	12,988,159
CNH Industrial NV	1,366,797	16,784,267
Crane Co.	76,617	11,736,192
Cummins, Inc.	213,150	66,809,736
Donaldson Co., Inc.	186,513	12,507,562
Dover Corp.	214,158	37,623,277
Esab Corp.	87,813	10,230,214
Flowserve Corp.	207,045	10,112,078
Fortive Corp.(a)	542,231	39,680,465
Gates Industrial Corp. PLC(b)	369,505	6,802,587
Graco, Inc.	261,001	21,796,194
IDEX Corp.	118,530	21,450,374
Ingersoll Rand, Inc.	629,544	50,382,406
ITT, Inc.	128,509	16,598,222
Lincoln Electric Holdings, Inc.	61,849	11,699,357
Middleby Corp. (The)(a)(b)	82,949	12,606,589
Nordson Corp.	88,976	17,948,239
Oshkosh Corp.	101,821	9,579,320
Otis Worldwide Corp.	622,941	64,287,511
Pentair PLC	257,597	22,534,586
RBC Bearings, Inc.(b)	44,329	14,263,742
Snap-on, Inc.	80,901	27,264,446
Stanley Black & Decker, Inc.	241,259	18,547,992
Timken Co. (The)	100,665	7,234,794
Toro Co. (The)	158,013	11,495,446
Westinghouse Air Brake Technologies Corp.	266,351	48,302,754
Xylem, Inc.	376,985	45,034,628

		655,224,144

Marine Transportation — 0.1%
Kirby Corp.(b)	88,145	8,903,527

Media — 1.5%
Charter Communications, Inc., Class A(b)	144,259	53,163,769
Fox Corp., Class A, NVS	344,586	19,503,568
Fox Corp., Class B	209,631	11,049,650
Interpublic Group of Cos., Inc. (The)	584,374	15,871,598
Liberty Broadband Corp., Class A(b)	19,283	1,639,055
Liberty Broadband Corp., Class C, NVS(b)	130,734	11,118,927
New York Times Co. (The), Class A	248,178	12,309,629
News Corp., Class A, NVS	597,328	16,259,268
News Corp., Class B	176,837	5,370,540
Nexstar Media Group, Inc., Class A	28,211	5,055,975
Omnicom Group, Inc.	302,252	25,059,713
Paramount Global, Class A(a)	11,046	251,296
Paramount Global, Class B, NVS	922,278	11,030,445
Sirius XM Holdings, Inc.	335,323	7,559,857

		195,243,290

32	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 1.2%
Alcoa Corp.	384,226	$11,718,893
ATI, Inc.(a)(b)	193,747	10,080,656
Cleveland-Cliffs, Inc.(a)(b)	505,394	4,154,339
MP Materials Corp., Class A(a)(b)	204,561	4,993,334
Nucor Corp.	365,369	43,968,506
Reliance, Inc.	83,911	24,229,301
Royal Gold, Inc.	102,785	16,806,375
Steel Dynamics, Inc.	223,565	27,963,510
United States Steel Corp.	349,560	14,772,406

		158,687,320

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
AGNC Investment Corp.	1,357,746	13,007,207
Annaly Capital Management, Inc.	874,675	17,764,649
Rithm Capital Corp.	826,417	9,462,474
Starwood Property Trust, Inc.	500,684	9,898,523

		50,132,853

Multi-Utilities — 2.7%
Ameren Corp.	415,653	41,731,561
CenterPoint Energy, Inc.	1,006,126	36,451,945
CMS Energy Corp.	465,280	34,947,181
Consolidated Edison, Inc.	540,302	59,751,998
DTE Energy Co.	322,916	44,649,595
NiSource, Inc.	728,126	29,190,571
Public Service Enterprise Group, Inc.	777,839	64,016,150
WEC Energy Group, Inc.	493,417	53,772,585

		364,511,586

Office REITs — 0.3%
BXP, Inc.	245,876	16,520,409
Cousins Properties, Inc.	261,947	7,727,437
Highwoods Properties, Inc.	160,671	4,762,288
Kilroy Realty Corp.	183,299	6,004,875
Vornado Realty Trust	274,663	10,159,784

		45,174,793

Oil, Gas & Consumable Fuels — 5.2%
Antero Midstream Corp.	331,976	5,975,568
Antero Resources Corp.(b)	454,635	18,385,439
APA Corp.	563,114	11,836,656
Cheniere Energy, Inc.	170,890	39,543,946
Chord Energy Corp.	94,479	10,649,673
Civitas Resources, Inc.	108,675	3,791,671
Coterra Energy, Inc.	1,139,244	32,924,152
Devon Energy Corp.	971,244	36,324,526
Diamondback Energy, Inc.	294,255	47,045,489
DT Midstream, Inc.	157,726	15,217,404
EQT Corp.	862,684	46,093,206
Expand Energy Corp.	359,631	40,034,123
Hess Corp.	153,673	24,546,188
HF Sinclair Corp.	240,888	7,920,397
Kinder Morgan, Inc.	3,024,528	86,289,784
Matador Resources Co.	170,253	8,698,226
New Fortress Energy, Inc., Class A(a)	61,418	510,384
ONEOK, Inc.	967,834	96,028,490
Ovintiv, Inc.	406,250	17,387,500
Permian Resources Corp., Class A	801,794	11,104,847
Range Resources Corp.	370,647	14,799,935
Viper Energy, Inc., Class A	141,528	6,389,989
Williams Cos., Inc. (The)	1,898,766	113,470,256

		694,967,849

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	29,352	2,699,797

Security	Shares	Value

Passenger Airlines — 1.0%
Alaska Air Group, Inc.(b)	191,111	$9,406,483
American Airlines Group, Inc.(a)(b)	952,624	10,050,183
Delta Air Lines, Inc.	1,007,176	43,912,874
Southwest Airlines Co.	929,517	31,213,181
United Airlines Holdings, Inc.(b)	510,445	35,246,227

		129,828,948

Personal Care Products — 0.7%
BellRing Brands, Inc.(b)	202,118	15,049,706
Coty, Inc., Class A(b)	595,267	3,256,111
Kenvue, Inc.	2,987,630	71,643,367

		89,949,184

Pharmaceuticals — 0.5%
Elanco Animal Health, Inc.(b)	775,337	8,141,038
Jazz Pharmaceuticals PLC(a)(b)	92,525	11,486,979
Organon & Co.	401,911	5,984,455
Perrigo Co. PLC	209,055	5,861,902
Royalty Pharma PLC, Class A	604,637	18,822,350
Viatris, Inc.	1,858,137	16,184,373

		66,481,097

Professional Services — 2.3%
Amentum Holdings, Inc.(b)	230,895	4,202,289
Broadridge Financial Solutions, Inc.	16,085	3,899,969
CACI International, Inc., Class A(b)	34,452	12,641,128
Clarivate PLC(a)(b)	600,716	2,360,814
Concentrix Corp.	73,912	4,112,464
Dayforce, Inc.(a)(b)	211,174	12,317,779
Dun & Bradstreet Holdings, Inc.	478,111	4,274,312
Equifax, Inc.	153,306	37,339,209
FTI Consulting, Inc.(b)	54,929	9,012,750
Genpact Ltd.	267,789	13,491,210
Jacobs Solutions, Inc.	192,008	23,211,847
KBR, Inc.	191,034	9,515,404
Leidos Holdings, Inc.	207,267	27,968,609
ManpowerGroup, Inc.	71,537	4,140,562
Parsons Corp.(b)	71,234	4,217,765
Paychex, Inc.	321,742	49,638,356
Paycom Software, Inc.	29,099	6,357,550
Paycor HCM, Inc.(a)(b)	115,059	2,581,924
Robert Half, Inc.	156,894	8,558,568
Science Applications International Corp.	75,698	8,498,614
SS&C Technologies Holdings, Inc.	337,500	28,191,375
TransUnion	285,849	23,722,608

		300,255,106

Real Estate Management & Development — 1.1%
CBRE Group, Inc., Class A(b)	477,162	62,403,247
CoStar Group, Inc.(b)	647,784	51,323,926
Howard Hughes Holdings, Inc.(b)	48,439	3,588,361
Jones Lang LaSalle, Inc.(b)	50,531	12,527,140
Seaport Entertainment Group, Inc.(a)(b)	12,445	267,194
Zillow Group, Inc., Class A(a)(b)	73,078	4,885,995
Zillow Group, Inc., Class C, NVS(b)	241,717	16,572,118

		151,567,981

Residential REITs — 2.2%
American Homes 4 Rent, Class A	524,290	19,823,405
AvalonBay Communities, Inc.	221,294	47,494,118
Camden Property Trust	161,978	19,809,909
Equity LifeStyle Properties, Inc.	294,275	19,628,143
Equity Residential	589,255	42,178,873
Essex Property Trust, Inc.	99,664	30,553,993
Invitation Homes, Inc.	952,145	33,182,253

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs (continued)
Mid-America Apartment Communities, Inc.	181,104	$30,349,408
Sun Communities, Inc.	196,708	25,304,517
UDR, Inc.	512,618	23,154,955

		291,479,574

Retail REITs — 1.8%
Agree Realty Corp.	159,013	12,274,213
Brixmor Property Group, Inc.	473,210	12,563,726
Federal Realty Investment Trust	131,513	12,864,602
Kimco Realty Corp.	1,029,202	21,860,251
NNN REIT, Inc.	290,468	12,388,460
Realty Income Corp.	1,360,326	78,912,511
Regency Centers Corp.	281,265	20,746,106
Simon Property Group, Inc.	377,030	62,617,142

		234,227,011

Semiconductors & Semiconductor Equipment — 1.4%
Allegro MicroSystems, Inc.(a)(b)	180,384	4,533,050
Amkor Technology, Inc.	172,575	3,116,704
Astera Labs, Inc.(a)(b)	163,397	9,749,899
Cirrus Logic, Inc.(b)	82,924	8,263,791
First Solar, Inc.(b)	166,320	21,027,838
GLOBALFOUNDRIES, Inc.(a)(b)	153,988	5,683,697
Lattice Semiconductor Corp.(b)	28,078	1,472,691
MACOM Technology Solutions Holdings, Inc.(b)	96,409	9,677,535
Microchip Technology, Inc.	827,263	40,047,802
MKS Instruments, Inc.	97,791	7,837,949
ON Semiconductor Corp.(a)(b)	661,120	26,900,973
Onto Innovation, Inc.(b)	57,104	6,928,999
Qorvo, Inc.(b)	144,807	10,485,475
Skyworks Solutions, Inc.	251,382	16,246,819
Teradyne, Inc.	21,537	1,778,956
Universal Display Corp.	36,134	5,039,970
Wolfspeed, Inc.(a)(b)	233,797	715,419

		179,507,567

Software — 2.2%
ANSYS, Inc.(b)	136,111	43,087,298
BILL Holdings, Inc.(b)	117,957	5,413,047
CCC Intelligent Solutions Holdings, Inc.(a)(b)	752,282	6,793,106
Dolby Laboratories, Inc., Class A	94,286	7,572,109
DoubleVerify Holdings, Inc.(b)	97,922	1,309,217
Dropbox, Inc., Class A(b)	242,779	6,484,627
Fair Isaac Corp.(b)	5,690	10,493,270
Gen Digital, Inc.	848,192	22,511,016
Guidewire Software, Inc.(b)	69,330	12,989,669
Informatica, Inc., Class A(a)(b)	125,719	2,193,797
MicroStrategy, Inc., Class A(a)(b)	337,685	97,344,455
nCino, Inc.(a)(b)	49,152	1,350,205
Nutanix, Inc., Class A(b)	279,297	19,497,724
PTC, Inc.(b)	72,279	11,199,631
SentinelOne, Inc., Class A(a)(b)	366,005	6,653,971
Tyler Technologies, Inc.(b)	9,973	5,798,203
UiPath, Inc., Class A(a)(b)	97,750	1,006,825
Unity Software, Inc.(a)(b)	264,604	5,183,592
Zoom Communications, Inc., Class A(b)	411,334	30,344,109

		297,225,871

Specialized REITs — 3.0%
Crown Castle, Inc.	678,261	70,695,144
CubeSmart	349,915	14,944,870
Digital Realty Trust, Inc.	516,978	74,077,777
EPR Properties	117,716	6,193,039
Extra Space Storage, Inc.	326,279	48,449,169
Gaming & Leisure Properties, Inc.	409,195	20,828,025

Security	Shares	Value

Specialized REITs (continued)
Iron Mountain, Inc.	195,377	$16,810,237
Lamar Advertising Co., Class A	102,610	11,674,966
Millrose Properties, Inc., Class A(b)	189,095	5,012,908
National Storage Affiliates Trust	110,744	4,363,313
Rayonier, Inc.	240,536	6,706,144
SBA Communications Corp., Class A	167,069	36,756,851
VICI Properties, Inc.	1,642,261	53,570,554
Weyerhaeuser Co.	1,135,096	33,235,611

		403,318,608

Specialty Retail — 1.7%
Advance Auto Parts, Inc.	92,379	3,622,181
AutoNation, Inc.(b)	40,474	6,553,550
Bath & Body Works, Inc.	341,471	10,353,401
Best Buy Co., Inc.	332,664	24,487,397
CarMax, Inc.(a)(b)	225,986	17,608,829
Carvana Co., Class A(a)(b)	109,713	22,938,794
Dick’s Sporting Goods, Inc.	79,386	16,001,042
Five Below, Inc.(b)	17,738	1,329,020
Floor & Decor Holdings, Inc., Class A(a)(b)	104,375	8,399,056
GameStop Corp., Class A(a)(b)	611,416	13,646,805
Gap, Inc. (The)	318,466	6,563,584
Lithia Motors, Inc., Class A	40,776	11,969,387
Penske Automotive Group, Inc.	29,067	4,185,067
RH(a)(b)	18,712	4,386,280
Ross Stores, Inc.	390,694	49,926,786
Ulta Beauty, Inc.(b)	9,725	3,564,602
Wayfair, Inc., Class A(a)(b)	149,335	4,783,200
Williams-Sonoma, Inc.	77,551	12,260,813

		222,579,794

Technology Hardware, Storage & Peripherals — 0.8%
Hewlett Packard Enterprise Co.	2,052,119	31,664,196
HP, Inc.	1,114,545	30,861,751
NetApp, Inc.	175,368	15,404,325
Pure Storage, Inc., Class A(b)	61,325	2,714,858
Sandisk Corp.(b)	180,085	8,573,847
Western Digital Corp.(b)	540,301	21,844,369

		111,063,346

Textiles, Apparel & Luxury Goods — 0.7%
Amer Sports, Inc.(a)(b)	98,413	2,630,580
Birkenstock Holding PLC(a)(b)	61,144	2,803,453
Capri Holdings Ltd.(a)(b)	177,695	3,505,922
Carter’s, Inc.	54,798	2,241,238
Columbia Sportswear Co.	49,216	3,725,159
Crocs, Inc.(b)	72,960	7,748,352
PVH Corp.	86,564	5,595,497
Ralph Lauren Corp., Class A	62,136	13,715,901
Skechers U.S.A., Inc., Class A(b)	187,349	10,637,676
Tapestry, Inc.	364,052	25,632,901
Under Armour, Inc., Class A(b)	293,195	1,832,469
Under Armour, Inc., Class C, NVS(b)	297,796	1,771,886
VF Corp.	543,910	8,441,483

		90,282,517

Trading Companies & Distributors — 1.3%
Air Lease Corp., Class A	163,947	7,920,280
Core & Main, Inc., Class A(a)(b)	102,722	4,962,500
Fastenal Co.	139,789	10,840,637
Ferguson Enterprises, Inc.	290,932	46,616,034
MSC Industrial Direct Co., Inc., Class A	71,505	5,553,793
SiteOne Landscape Supply, Inc.(a)(b)	43,792	5,318,100
United Rentals, Inc.	77,540	48,594,318
Watsco, Inc.	53,965	27,430,409

34	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
WESCO International, Inc.	65,515	$10,174,480
WW Grainger, Inc.	8,855	8,747,235

		176,157,786

Water Utilities — 0.5%
American Water Works Co., Inc.	303,687	44,799,906
Essential Utilities, Inc.	395,121	15,619,133

		60,419,039

Total Long-Term Investments — 99.8% (Cost: $11,832,933,254)		13,252,327,434

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(d)(e)(f)	423,168,776	423,380,361
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(d)(e)	14,015,923	14,015,923

Total Short-Term Securities — 3.3% (Cost: $437,187,198)		437,396,284

Total Investments — 103.1% (Cost: $12,270,120,452)		13,689,723,718

Liabilities in Excess of Other Assets — (3.1)%		(407,500,235)

Net Assets — 100.0%		$13,282,223,483

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash
Funds: Institutional, SL Agency Shares	$324,395,686	$98,981,978	(a)	$—		$46,056	$(43,359)	$423,380,361	423,168,776	$2,065,490	(b)	$—
BlackRock Cash
Funds: Treasury, SL Agency Shares	20,880,703	—		(6,864,780	)(a)	—	—	14,015,923	14,015,923	984,439		—

						$46,056	$(43,359)	$437,396,284		$3,049,929		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	17	06/20/25	$4,805	$43,492
S&P Mid 400 E-Mini Index	80	06/20/25	23,509	351,136

				$394,628

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$394,628	$—	$—	$—	$394,628

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,357,540)	$—	$—	$—	$(1,357,540)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(695,156)	$—	$—	$—	$(695,156)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$35,414,312

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Russell Mid-Cap Value ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$13,252,327,432	$—	$2	$13,252,327,434
Short-Term Securities
Money Market Funds	437,396,284	—	—	437,396,284

	$13,689,723,716	$—	$2	$13,689,723,718

Derivative Financial Instruments(a)
Assets
Equity Contracts	$394,628	$—	$—	$394,628

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Statements of Assets and Liabilities

March 31, 2025

	iShares Russell 3000 ETF	iShares Russell Mid-Cap Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$14,362,919,148	$13,252,327,434
Investments, at value — affiliated(c)	267,549,227	437,396,284
Cash	14,778	2,245
Cash pledged:
Futures contracts	1,683,459	1,535,590
Receivables:
Investments sold	2,242	165,511
Securities lending income — affiliated	78,122	91,893
Dividends — unaffiliated	8,472,866	16,004,492
Dividends — affiliated	88,138	91,305
Variation margin on futures contracts	130,075	52,170

Total assets	14,640,938,055	13,707,666,924

LIABILITIES
Collateral on securities loaned	206,251,866	422,867,867
Payables:
Investment advisory fees	2,503,139	2,574,387
Variation margin on futures contracts	15,088	1,187

Total liabilities	208,770,093	425,443,441

Commitments and contingent liabilities

NET ASSETS	$14,432,167,962	$13,282,223,483

NET ASSETS CONSIST OF:
Paid-in capital	$10,068,216,880	$13,235,523,283
Accumulated earnings	4,363,951,082	46,700,200

NET ASSETS	$14,432,167,962	$13,282,223,483

NET ASSET VALUE
Shares outstanding	45,450,000	105,400,000

Net asset value	$317.54	$126.02

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$9,629,716,297	$11,832,933,254
(b) Securities loaned, at value	$197,636,657	$411,733,603
(c) Investments, at cost — affiliated	$254,263,411	$437,187,198

See notes to financial statements.

38	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Operations

Year Ended March 31, 2025

	iShares Russell 3000 ETF	iShares Russell Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$191,795,966	$243,553,672
Dividends — affiliated	1,983,671	984,439
Interest — unaffiliated	20,985	21,963
Securities lending income — affiliated — net	1,200,626	2,065,490
Foreign taxes withheld	(47,525)	(121,722)

Total investment income	194,953,723	246,503,842

EXPENSES
Investment advisory	29,532,196	30,641,067
Interest expense	974	2,309

Total expenses	29,533,170	30,643,376

Less:
Payment by affiliate	—	(7,673)

Total expenses after payment by affiliate	29,533,170	30,635,703

Net investment income	165,420,553	215,868,139

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(32,094,389)	(384,595,392)
Investments — affiliated	(27,350)	46,056
Futures contracts	(898,889)	(1,357,540)
Foreign currency transactions	1,866	11,348
In-kind redemptions — unaffiliated(a)	651,912,127	1,466,492,930
In-kind redemptions — affiliated(a)	1,593,397	—

	620,486,762	1,080,597,402

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	195,193,865	(1,064,446,146)
Investments — affiliated	2,937,611	(43,359)
Futures contracts	(258,766)	(695,156)

	197,872,710	(1,065,184,661)

Net realized and unrealized gain	818,359,472	15,412,741

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$983,780,025	$231,280,880

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

S T A T E M E N T S O F O P E R A T I O N S	39

Statements of Changes in Net Assets

	iShares Russell 3000 ETF		iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$165,420,553	$157,100,133	$215,868,139	$233,069,958
Net realized gain	620,486,762	654,202,645	1,080,597,402	481,689,892
Net change in unrealized appreciation (depreciation)	197,872,710	2,281,956,309	(1,065,184,661)	1,640,792,069

Net increase in net assets resulting from operations	983,780,025	3,093,259,087	231,280,880	2,355,551,919

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(169,322,017)	(156,637,292)	(207,879,928)	(221,935,419)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(37,513,336)	(9,302,037)	(870,180,334)	(680,739,278)

NET ASSETS
Total increase (decrease) in net assets	776,944,672	2,927,319,758	(846,779,382)	1,452,877,222
Beginning of year	13,655,223,290	10,727,903,532	14,129,002,865	12,676,125,643

End of year	$14,432,167,962	$13,655,223,290	$13,282,223,483	$14,129,002,865

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 3000 ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$300.11	$235.52	$262.10	$237.19	$148.31

Net investment income(a)	3.60	3.47	3.37	2.87	2.73
Net realized and unrealized gain (loss)(b)	17.52	64.59	(26.44)	25.00	89.03

Net increase (decrease) from investment operations	21.12	68.06	(23.07)	27.87	91.76

Distributions from net investment income(c)	(3.69)	(3.47)	(3.51)	(2.96)	(2.88)

Net asset value, end of year	$317.54	$300.11	$235.52	$262.10	$237.19

Total Return(d)
Based on net asset value	7.02%	29.12%	(8.72)%	11.75%	62.21%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.12%	1.34%	1.47%	1.10%	1.37%

Supplemental Data
Net assets, end of year (000)	$14,432,168	$13,655,223	$10,727,904	$12,017,483	$10,958,347

Portfolio turnover rate(f)	3%	3%	4%	5%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/25		Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$125.42		$106.21	$119.55	$109.15	$64.10

Net investment income(a)	2.07		2.03	2.04	1.62	1.43
Net realized and unrealized gain (loss)(b)	0.53		19.12	(13.31)	10.55	45.22

Net increase (decrease) from investment operations	2.60		21.15	(11.27)	12.17	46.65

Distributions from net investment income(c)	(2.00)		(1.94)	(2.07)	(1.77)	(1.60)

Net asset value, end of year	$126.02		$125.42	$106.21	$119.55	$109.15

Total Return(d)
Based on net asset value	2.06	%(e)	20.17%	(9.37)%	11.19%	73.40%

Ratios to Average Net Assets(f)
Total expenses	0.23	%(g)	0.23%	0.23%	0.23%	0.23%

Net investment income	1.62%		1.84%	1.88%	1.39%	1.65%

Supplemental Data
Net assets, end of year (000)	$13,282,223		$14,129,003	$12,676,126	$14,907,745	$13,120,026

Portfolio turnover rate(h)	19%		19%	19%	21%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes payment from an affiliate with no financial impact to the expense ratios.
(h)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

42	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Russell 3000	Diversified
Russell Mid-Cap Value	Diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (continued)

Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

44	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

Russell 3000

Barclays Bank PLC	$14,036,379	$(14,036,379)	$—	$—

Barclays Capital, Inc.	331,229	(331,229)	—	—

BMO Capital Markets Corp.	316,499	(316,499)	—	—

BNP Paribas SA	20,937,220	(20,937,220)	—	—

BofA Securities, Inc.	15,064,256	(15,064,256)	—	—

Citadel Clearing LLC	67,450	(67,450)	—	—

Citigroup Global Markets, Inc.	34,784,741	(34,784,741)	—	—

Goldman Sachs & Co. LLC	23,728,406	(23,728,406)	—	—

HSBC Bank PLC	731,077	(731,077)	—	—

J.P. Morgan Securities LLC	37,531,332	(37,531,332)	—	—

Jefferies LLC	5,069,967	(5,069,967)	—	—

Morgan Stanley	10,720,245	(10,720,245)	—	—

National Financial Services LLC	2,889,631	(2,889,631)	—	—

Natixis SA	671,244	(671,244)	—	—

Nomura Securities International, Inc.	22,410	(22,410)	—	—

Scotia Capital (USA), Inc.	293	(293)	—	—

Scotia Capital, Inc.	775,362	(775,362)	—	—

SG Americas Securities LLC	364,097	(364,097)	—	—

State Street Bank & Trust Co.	5,029,225	(5,029,225)	—	—

Toronto-Dominion Bank	1,437,921	(1,437,921)	—	—

UBS AG	9,086,841	(9,086,841)	—	—

UBS Securities LLC	22,494	(22,494)	—	—

Virtu Americas LLC	701,938	(701,938)	—	—

Wells Fargo Bank N.A.	12,277,267	(12,277,267)	—	—

Wells Fargo Securities LLC	1,039,133	(1,039,133)	—	—

	$197,636,657	$(197,636,657)	$—	$—

Russell Mid-Cap Value

Barclays Bank PLC	$17,717,506	$(17,717,506)	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

Russell Mid-Cap Value (continued)

Barclays Capital, Inc.	$13,803,138	$(13,770,447)	$—	$32,691

BNP Paribas SA	56,448,244	(56,448,244)	—	—

BofA Securities, Inc.	29,464,869	(29,464,869)	—	—

Citigroup Global Markets, Inc.	49,740,639	(49,740,639)	—	—

Goldman Sachs & Co. LLC	57,883,511	(57,883,511)	—	—

HSBC Bank PLC	16,661,524	(16,661,524)	—	—

J.P. Morgan Securities LLC	58,667,153	(58,667,153)	—	—

Jefferies LLC	1,850,943	(1,850,943)	—	—

Morgan Stanley	67,205,390	(67,205,390)	—	—

National Financial Services LLC	11,359,077	(11,359,077)	—	—

Natixis SA	6,021,000	(6,021,000)	—	—

Nomura Securities International, Inc.	151,331	(151,331)	—	—

Pershing LLC	206,799	(206,799)	—	—

Scotia Capital, Inc.	155,147	(155,147)	—	—

SG Americas Securities LLC	6,794,308	(6,794,308)	—	—

State Street Bank & Trust Co.	539,664	(539,664)	—	—

UBS AG	3,773,712	(3,773,712)	—	—

UBS Securities LLC	207,124	(207,124)	—	—

Virtu Americas LLC	2,963,875	(2,963,875)	—	—

Wells Fargo Bank N.A.	4,788,481	(4,788,481)	—	—

Wells Fargo Securities LLC	5,330,168	(5,328,700)	—	1,468

	$411,733,603	$(411,699,444)	$—	$34,159

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and

46	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the following fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund, as follows:

iShares ETF	Investment Advisory Fees
Russell 3000	0.20%

For its investment advisory services to the iShares Russell Mid-Cap Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $121 billion	0.2500%
Over $121 billion, up to and including $181 billion	0.237500
Over $181 billion, up to and including $231 billion	0.225625
Over $231 billion, up to and including $281 billion	0.214343
Over $281 billion	0.203626

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Russell 3000	$366,802
Russell Mid-Cap Value	619,909

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Russell 3000	$106,312,376	$88,807,810	$(4,795,798)
Russell Mid-Cap Value	1,487,189,756	774,584,472	(170,045,666)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

For the year ended March 31, 2025, the iShares Russell Mid-Cap Value ETF received a reimbursement of $7,673 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Russell 3000	$411,821,726	$410,375,371
Russell Mid-Cap Value	2,588,017,848	2,567,996,611

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Russell 3000	$1,059,752,942	$1,103,988,216
Russell Mid-Cap Value	3,147,349,235	4,016,603,081

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Russell 3000	$652,932,404	$(652,932,404)
Russell Mid-Cap Value	1,461,149,743	(1,461,149,743)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24
Russell 3000
Ordinary income	$169,322,017	$156,637,292

Russell Mid-Cap Value
Ordinary income	$207,879,928	$221,935,419

48	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Russell 3000	$2,744,925	$(323,445,112)	$4,684,651,269	$4,363,951,082
Russell Mid-Cap Value	23,351,096	(1,344,766,416)	1,368,115,520	46,700,200

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and undistributed capital gains from underlying REIT investments.

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell 3000	$9,945,798,100	$5,552,041,040	$(867,370,765)	$4,684,670,275
Russell Mid-Cap Value	12,321,575,132	2,598,408,554	(1,230,259,968)	1,368,148,586

9. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24

iShares ETF	Shares	Amount	Shares	Amount
Russell 3000
Shares sold	3,300,000	$1,066,361,962	4,750,000	$1,270,572,088
Shares redeemed	(3,350,000)	(1,103,875,298)	(4,800,000)	(1,279,874,125)

	(50,000)	$(37,513,336)	(50,000)	$(9,302,037)

Russell Mid-Cap Value
Shares sold	25,650,000	$3,176,533,677	17,150,000	$1,915,705,208
Shares redeemed	(32,900,000)	(4,046,714,011)	(23,850,000)	(2,596,444,486)

	(7,250,000)	$(870,180,334)	(6,700,000)	$(680,739,278)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Fund’s custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

50	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2025 and each of the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

iShares Russell 3000 ETF iShares Russell Mid-Cap Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

52	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income
Russell 3000	$179,303,269
Russell Mid-Cap Value	198,163,880

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income
Russell 3000	$10,429,203
Russell Mid-Cap Value	37,936,070

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Russell 3000	100.00%
Russell Mid-Cap Value	86.27

I M P O R T A N T T A X I N F O R M A T I O N	53

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares Russell 3000 ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established, and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Remuneration information at an individual AIF level is not readily available. Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above. The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

iShares Russell 3000 ETF is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

54	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Additional Information (continued)

iShares Russell 3000 ETF has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

A D D I T I O N A L I N F O R M A T I O N	55

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

56	2 0 2 5 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares Mortgage Real Estate ETF | REM | Cboe BZX Exchange
•	iShares Residential and Multisector Real Estate ETF | REZ | NYSE Arca

2

Schedule of Investments March 31, 2025	iShares® Mortgage Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Mortgage REITs — 97.9%
Advanced Flower Capital, Inc.	294,763	$1,641,830
AG Mortgage Investment Trust, Inc.	442,947	3,233,513
AGNC Investment Corp.	9,484,076	90,857,448
Angel Oak Mortgage REIT, Inc.	194,350	1,852,155
Annaly Capital Management, Inc.	6,142,345	124,751,027
Apollo Commercial Real Estate Finance, Inc.	2,019,968	19,331,094
Arbor Realty Trust, Inc.(a)	1,842,664	21,651,302
Ares Commercial Real Estate Corp.	814,077	3,769,177
ARMOUR Residential REIT, Inc.	817,676	13,982,260
Blackstone Mortgage Trust, Inc., Class A	1,500,989	30,019,780
BrightSpire Capital, Inc., Class A	1,892,333	10,521,371
Chicago Atlantic Real Estate Finance, Inc.	264,019	3,881,079
Chimera Investment Corp.	1,179,062	15,127,365
Claros Mortgage Trust, Inc.	1,296,786	4,837,012
Dynex Capital, Inc.	1,229,923	16,013,597
Ellington Financial, Inc.	1,286,918	17,064,533
Franklin BSP Realty Trust, Inc.	1,195,325	15,228,441
Granite Point Mortgage Trust, Inc.	789,984	2,053,958
Invesco Mortgage Capital, Inc.	905,634	7,145,452
KKR Real Estate Finance Trust, Inc.	863,622	9,327,118
Ladder Capital Corp., Class A	1,656,191	18,897,139
MFA Financial, Inc.	1,497,831	15,367,746
New York Mortgage Trust, Inc.	1,336,003	8,670,659
Nexpoint Real Estate Finance, Inc.	132,072	2,019,381
Orchid Island Capital, Inc.	1,157,371	8,703,430
PennyMac Mortgage Investment Trust	1,268,369	18,581,606
Ready Capital Corp.	2,364,124	12,033,391
Redwood Trust, Inc.	1,925,989	11,690,753

Security	Shares	Value

Mortgage REITs (continued)
Rithm Capital Corp.	2,594,023	$29,701,563
Seven Hills Realty Trust	201,199	2,512,976
Starwood Property Trust, Inc.	3,494,702	69,090,259
TPG RE Finance Trust, Inc.	882,774	7,194,608
Two Harbors Investment Corp.	1,512,778	20,210,714

		636,963,737

Total Long-Term Investments — 97.9% (Cost: $840,811,285)		636,963,737

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(b)(c)(d)	8,501,031	8,505,282
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(b)(c)	216,674	216,674

Total Short-Term Securities — 1.3% (Cost: $8,720,179)		8,721,956

Total Investments — 99.2% (Cost: $849,531,464)		645,685,693

Other Assets Less Liabilities — 0.8%		5,319,018

Net Assets — 100.0%		$651,004,711

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$23,622,779	$—		$(15,120,325	)(a)	$3,243	$(415)	$8,505,282	8,501,031	$762,875	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	28,433	188,241	(a)	—		—	—	216,674	216,674	64,437		—

						$3,243	$(415)	$8,721,956		$827,312		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® Mortgage Real Estate ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	379	06/20/25	$13,936	$150,327

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$150,327	$—	$—	$—	$150,327

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(343,986)	$—	$—	$—	$(343,986)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$69,488	$—	$—	$—	$69,488

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,001,913

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Mortgage Real Estate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$636,963,737	$—	$—	$636,963,737
Short-Term Securities
Money Market Funds	8,721,956	—	—	8,721,956

	$645,685,693	$—	$—	$645,685,693

Derivative Financial Instruments(a)
Assets
Equity Contracts	$150,327	$—	$—	$150,327

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments March 31, 2025	iShares® Residential and Multisector Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 39.8%
Alexandria Real Estate Equities, Inc.	328,868	$30,423,579
American Healthcare REIT, Inc.	289,451	8,770,365
CareTrust REIT, Inc.	358,071	10,233,669
Community Healthcare Trust, Inc.	51,691	938,708
Diversified Healthcare Trust	415,360	996,864
Global Medical REIT, Inc.	117,685	1,029,744
Healthcare Realty Trust, Inc.	677,345	11,447,130
Healthpeak Properties, Inc.	1,340,059	27,095,993
LTC Properties, Inc.	85,277	3,023,070
Medical Properties Trust, Inc.(a)	1,138,672	6,866,192
National Health Investors, Inc.	83,373	6,157,930
Omega Healthcare Investors, Inc.	517,324	19,699,698
Sabra Health Care REIT, Inc.	450,267	7,866,164
Sila Realty Trust, Inc.(a)	109,167	2,915,851
Universal Health Realty Income Trust	24,449	1,001,431
Ventas, Inc.	692,292	47,601,998
Welltower, Inc.	1,019,680	156,225,173

		342,293,559

Residential REITs — 41.8%
American Homes 4 Rent, Class A	647,584	24,485,151
Apartment Investment & Management Co., Class A	262,497	2,309,974
AvalonBay Communities, Inc.	234,633	50,356,934
BRT Apartments Corp.	21,796	370,532
Camden Property Trust	198,466	24,272,392
Centerspace	31,609	2,046,683
Elme Communities	167,364	2,912,134
Equity LifeStyle Properties, Inc.	362,080	24,150,736
Equity Residential	535,136	38,305,035
Essex Property Trust, Inc.	122,455	37,541,029
Independence Realty Trust, Inc.	430,222	9,133,613
Invitation Homes, Inc.	1,126,462	39,257,201
Mid-America Apartment Communities, Inc.	222,744	37,327,439
NexPoint Residential Trust, Inc.	42,765	1,690,500

Security	Shares	Value

Residential REITs (continued)
Sun Communities, Inc.	241,795	$31,104,509
UDR, Inc.	629,671	28,442,239
UMH Properties, Inc.	137,947	2,579,609
Veris Residential, Inc.	149,803	2,534,667

		358,820,377

Specialized REITs — 17.8%
CubeSmart	429,141	18,328,612
Extra Space Storage, Inc.	345,940	51,368,631
National Storage Affiliates Trust	134,150	5,285,510
Public Storage	261,604	78,295,461

		153,278,214

Total Long-Term Investments — 99.4% (Cost: $918,487,689)		854,392,150

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(b)(c)(d)	7,768,133	7,772,017
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(b)(c)	1,770,542	1,770,542

Total Short-Term Securities — 1.1% (Cost: $9,542,451)		9,542,559

Total Investments — 100.5% (Cost: $928,030,140)		863,934,709

Liabilities in Excess of Other Assets — (0.5)%		(4,567,978)

Net Assets — 100.0%		$859,366,731

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$7,772,145	(a)	$—	$(236)	$108	$7,772,017	7,768,133	$62,214	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	594,732	1,175,810	(a)	—	—	—	1,770,542	1,770,542	61,740		—

					$(236)	$108	$9,542,559		$123,954		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® Residential and Multisector Real Estate ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	139	06/20/25	$5,111	$76,409

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$76,409	$—	$—	$—	$76,409

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(184,700)	$—	$—	$—	$(184,700)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$44,210	$—	$—	$—	$44,210

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,509,995

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	iShares® Residential and Multisector Real Estate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$854,392,150	$—	$—	$854,392,150
Short-Term Securities
Money Market Funds	9,542,559	—	—	9,542,559

	$863,934,709	$—	$—	$863,934,709

Derivative Financial Instruments(a)
Assets
Equity Contracts	$76,409	$—	$—	$76,409

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities

March 31, 2025

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$636,963,737	$854,392,150
Investments, at value — affiliated(c)	8,721,956	9,542,559
Cash	14,400	—
Cash pledged:
Futures contracts	922,000	154,000
Receivables:
Securities lending income — affiliated	37,869	10,043
Dividends — unaffiliated	12,966,346	3,336,694
Dividends — affiliated	4,698	4,924
Variation margin on futures contracts	140,230	49,650

Total assets	659,771,236	867,490,020

LIABILITIES
Bank overdraft	—	102
Collateral on securities loaned	8,497,224	7,772,145
Payables:
Investment advisory fees	269,301	351,042

Total liabilities	8,766,525	8,123,289

Commitments and contingent liabilities

NET ASSETS	$651,004,711	$859,366,731

NET ASSETS CONSIST OF:
Paid-in capital	$1,271,971,919	$995,502,068
Accumulated loss	(620,967,208)	(136,135,337)

NET ASSETS	$651,004,711	$859,366,731

NET ASSET VALUE

Shares outstanding	29,000,000	9,950,000

Net asset value	$22.45	$86.37

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$840,811,285	$918,487,689
(b) Securities loaned, at value	$8,320,199	$7,572,860
(c) Investments, at cost — affiliated	$8,720,179	$9,542,451

See notes to financial statements.

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	9

Statements of Operations

Year Ended March 31, 2025

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

INVESTMENT INCOME
Dividends — unaffiliated	$54,424,594	$24,260,471
Dividends — affiliated	64,437	61,740
Interest — unaffiliated	819	1,562
Securities lending income — affiliated — net	762,875	62,214

Total investment income	55,252,725	24,385,987

EXPENSES
Investment advisory	2,992,088	4,134,342
Interest expense	104	188

Total expenses	2,992,192	4,134,530

Net investment income	52,260,533	20,251,457

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(41,112,099)	(17,689,384)
Investments — affiliated	3,243	(236)
Futures contracts	(343,986)	(184,700)
In-kind redemptions — unaffiliated(a)	7,096,747	25,529,358

	(34,356,095)	7,655,038

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,749,668	84,663,173
Investments — affiliated	(415)	108
Futures contracts	69,488	44,210

	11,818,741	84,707,491

Net realized and unrealized gain (loss)	(22,537,354)	92,362,529

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,723,179	$112,613,986

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	iShares Mortgage Real Estate ETF		iShares Residential and Multisector Real Estate ETF
	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,260,533	$61,735,077	$20,251,457	$17,332,339
Net realized gain (loss)	(34,356,095)	(62,478,799)	7,655,038	(18,677,634)
Net change in unrealized appreciation (depreciation)	11,818,741	91,577,726	84,707,491	32,232,152

Net increase in net assets resulting from operations	29,723,179	90,834,004	112,613,986	30,886,857

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(56,819,167)	(58,520,634)	(21,608,968)	(18,530,026)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	59,070,723	(7,446,184)	144,885,427	(17,222,678)

NET ASSETS
Total increase (decrease) in net assets	31,974,735	24,867,186	235,890,445	(4,865,847)
Beginning of year	619,029,976	594,162,790	623,476,286	628,342,133

End of year	$651,004,711	$619,029,976	$859,366,731	$623,476,286

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	11

Financial Highlights

(For a share outstanding throughout each period)

	iShares Mortgage Real Estate ETF
	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$23.23	$21.84	$32.67	$35.20	$18.67

Net investment income(a)	1.91	2.31	2.26	0.82	1.38
Net realized and unrealized gain (loss)(b)	(0.64)	1.28	(10.57)	(1.27)	17.37

Net increase (decrease) from investment operations	1.27	3.59	(8.31)	(0.45)	18.75

Distributions(c)
From net investment income	(2.05)	(2.20)	(2.29)	(2.08)	(1.34)
Return of capital	—	—	(0.23)	—	(0.88)

Total distributions	(2.05)	(2.20)	(2.52)	(2.08)	(2.22)

Net asset value, end of year	$22.45	$23.23	$21.84	$32.67	$35.20

Total Return(d)
Based on net asset value	5.82%	16.91%	(26.00)%	(1.65)%	103.62%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	8.38%	10.23%	8.57%	2.30%	4.94%

Supplemental Data
Net assets, end of year (000)	$651,005	$619,030	$594,163	$975,109	$1,513,587

Portfolio turnover rate(f)	24%	29%	28%	20%	30%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Residential and Multisector Real Estate ETF
	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$72.08	$70.60	$95.78	$73.95	$55.26

Net investment income(a)	1.93	1.96	1.66	1.46	1.51
Net realized and unrealized gain (loss)(b)	14.25	1.62	(24.47)	21.98	19.29

Net increase (decrease) from investment operations	16.18	3.58	(22.81)	23.44	20.80

Distributions(c)
From net investment income	(1.89)	(2.10)	(2.37)	(1.50)	(2.11)
From net realized gain	—	—	—	(0.11)	—

Total distributions	(1.89)	(2.10)	(2.37)	(1.61)	(2.11)

Net asset value, end of year	$86.37	$72.08	$70.60	$95.78	$73.95

Total Return(d)
Based on net asset value	22.58%	5.21%	(23.84)%	31.85%	38.23%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.35%	2.79%	2.10%	1.64%	2.36%

Supplemental Data
Net assets, end of year (000)	$859,367	$623,476	$628,342	$1,288,274	$495,459

Portfolio turnover rate(f)	13%	14%	18%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Mortgage Real Estate	Non-Diversified
Residential and Multisector Real Estate	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

Mortgage Real Estate
Goldman Sachs & Co. LLC	$1,016,869	$(1,016,869)	$—	$—
J.P. Morgan Securities LLC	7,303,330	(7,303,330)	—	—

	$8,320,199	$(8,320,199)	$—	$—

Residential and Multisector Real Estate
Barclays Bank PLC	$195,077	$(195,077)	$—	$—
BNP Paribas SA	913,135	(913,135)	—	—
Goldman Sachs & Co. LLC	6,464,648	(6,464,648)	—	—

	$7,572,860	$(7,572,860)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Mortgage Real Estate	0.48%
Residential and Multisector Real Estate	0.48

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Mortgage Real Estate	$187,003
Residential and Multisector Real Estate	16,180

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Mortgage Real Estate	$7,229,013	$15,956,254	$(5,043,795)
Residential and Multisector Real Estate	34,152,579	31,243,381	(4,819,172)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Mortgage Real Estate	$167,184,902	$150,195,071
Residential and Multisector Real Estate	120,342,319	114,128,584

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Mortgage Real Estate	$253,932,990	$211,972,675
Residential and Multisector Real Estate	653,645,108	516,411,199

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Mortgage Real Estate	$6,452,428	$(6,452,428)
Residential and Multisector Real Estate	24,118,012	(24,118,012)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24

Mortgage Real Estate
Ordinary income	$56,819,167	$58,520,634

Residential and Multisector Real Estate
Ordinary income	$21,608,968	$18,530,026

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Mortgage Real Estate	$(399,539,908)	$(221,427,300)	$(620,967,208)
Residential and Multisector Real Estate	(67,746,716)	(68,388,621)	(136,135,337)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and characterization of corporate actions.

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mortgage Real Estate	$867,112,993	$5,018,417	$(226,445,717)	$(221,427,300)
Residential and Multisector Real Estate	932,323,330	45,805,356	(114,193,977)	(68,388,621)

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24

iShares ETF	Shares	Amount	Shares	Amount
Mortgage Real Estate
Shares sold	11,500,000	$266,864,836	10,000,000	$229,325,478
Shares redeemed	(9,150,000)	(207,794,113)	(10,550,000)	(236,771,662)

	2,350,000	$59,070,723	(550,000)	$(7,446,184)

Residential and Multisector Real Estate
Shares sold	7,600,000	$655,979,636	1,050,000	$72,722,036
Shares redeemed	(6,300,000)	(511,094,209)	(1,300,000)	(89,944,714)

	1,300,000	$144,885,427	(250,000)	$(17,222,678)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Fund’s custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2025 and each of the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

iShares Mortgage Real Estate ETF iShares Residential and Multisector Real Estate ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income
Mortgage Real Estate	$4,253,614
Residential and Multisector Real Estate	503,613

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income
Mortgage Real Estate	$52,444,822
Residential and Multisector Real Estate	19,620,755

22	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

A D D I T I O N A L I N F O R M A T I O N	23

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

REIT	Real Estate Investment Trust

24	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares MSCI USA Quality GARP ETF | GARP | Cboe BZX Exchange

2

Schedule of Investments March 31, 2025	iShares® MSCI USA Quality GARP ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.9%
Axon Enterprise, Inc.(a)	395	$207,750
Boeing Co. (The)(a)	4,076	695,162
General Electric Co.	29,475	5,899,421
Howmet Aerospace, Inc.	14,716	1,909,107
TransDigm Group, Inc.	306	423,287

		9,134,727

Automobile Components — 0.3%
Aptiv PLC(a)	17,908	1,065,526

Automobiles — 3.5%
Tesla, Inc.(a)	42,492	11,012,227

Biotechnology — 0.7%
Alnylam Pharmaceuticals, Inc.(a)	704	190,094
Incyte Corp.(a)	1,809	109,535
Neurocrine Biosciences, Inc.(a)	1,104	122,102
United Therapeutics Corp.(a)	1,387	427,571
Vertex Pharmaceuticals, Inc.(a)	2,807	1,360,890

		2,210,192

Broadline Retail — 2.3%
Amazon.com, Inc.(a)	25,772	4,903,381
MercadoLibre, Inc.(a)	1,243	2,424,931

		7,328,312

Building Products — 0.4%
Lennox International, Inc.	2,447	1,372,351

Capital Markets — 1.6%
Ameriprise Financial, Inc.	3,173	1,536,081
Ares Management Corp., Class A	1,115	163,470
Goldman Sachs Group, Inc. (The)	3,419	1,867,766
KKR & Co., Inc., Class A	6,775	783,258
LPL Financial Holdings, Inc.	2,459	804,437

		5,155,012

Commercial Services & Supplies — 1.2%
Copart, Inc.(a)	66,121	3,741,787

Communications Equipment — 1.0%
Arista Networks, Inc.(a)	39,713	3,076,963

Construction & Engineering — 0.4%
EMCOR Group, Inc.	3,508	1,296,662

Consumer Finance — 0.0%
Ally Financial, Inc.	2,990	109,045

Electrical Equipment — 0.7%
GE Vernova, Inc.	4,503	1,374,676
Vertiv Holdings Co., Class A	11,659	841,780

		2,216,456

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	29,807	1,955,041
Jabil, Inc.(b)	2,774	377,458

		2,332,499

Energy Equipment & Services — 0.5%
Schlumberger NV	38,550	1,611,390

Entertainment — 0.9%
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	1,278	115,033
Live Nation Entertainment, Inc.(a)	978	127,707

Security	Shares	Value

Entertainment (continued)
Netflix, Inc.(a)	2,557	$2,384,479
Warner Bros Discovery, Inc., Class A(a)(b)	28,008	300,526

		2,927,745

Financial Services — 9.2%
Apollo Global Management, Inc.	4,386	600,619
Block, Inc., Class A(a)	6,053	328,859
Corpay, Inc.(a)	2,175	758,466
Mastercard, Inc., Class A	31,251	17,129,298
Toast, Inc., Class A(a)(b)	6,559	217,562
Visa, Inc., Class A	28,258	9,903,299

		28,938,103

Ground Transportation — 1.4%
Uber Technologies, Inc.(a)	61,928	4,512,074

Health Care Equipment & Supplies — 0.5%
Dexcom, Inc.(a)	4,255	290,574
IDEXX Laboratories, Inc.(a)	2,678	1,124,626
Insulet Corp.(a)	382	100,317

		1,515,517

Health Care Providers & Services — 0.6%
Cencora, Inc.	1,895	526,981
DaVita, Inc.(a)	495	75,720
McKesson Corp.	1,383	930,745
Molina Healthcare, Inc.(a)	623	205,210
Universal Health Services, Inc., Class B	656	123,262

		1,861,918

Hotels, Restaurants & Leisure — 5.1%
Airbnb, Inc., Class A(a)	23,576	2,816,389
Booking Holdings, Inc.	361	1,663,095
Chipotle Mexican Grill, Inc.(a)	51,949	2,608,359
DoorDash, Inc., Class A(a)	13,374	2,444,366
DraftKings, Inc., Class A(a)	11,949	396,826
Expedia Group, Inc.	9,368	1,574,761
Hilton Worldwide Holdings, Inc.	1,336	304,007
Hyatt Hotels Corp., Class A	3,225	395,063
Royal Caribbean Cruises Ltd.	19,476	4,001,149

		16,204,015

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.	1,854	217,734

Insurance — 2.3%
American International Group, Inc.	6,975	606,407
Arch Capital Group Ltd.	12,305	1,183,495
Progressive Corp. (The)	19,141	5,417,094

		7,206,996

Interactive Media & Services — 9.0%
Alphabet, Inc., Class A	76,095	11,767,331
Alphabet, Inc., Class C, NVS	21,618	3,377,380
Meta Platforms, Inc., Class A	22,547	12,995,189
Pinterest, Inc., Class A(a)	3,548	109,988
Reddit, Inc., Class A(a)	395	41,435
Snap, Inc., Class A, NVS(a)	6,408	55,814

		28,347,137

IT Services — 0.6%
Gartner, Inc.(a)	955	400,851
GoDaddy, Inc., Class A(a)	3,472	625,446
Okta, Inc., Class A(a)	4,059	427,088
Twilio, Inc., Class A(a)	3,603	352,770

		1,806,155

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® MSCI USA Quality GARP ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 0.0%
Trade Desk, Inc. (The), Class A(a)	2,689	$147,142

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	7,828	296,368
Steel Dynamics, Inc.	7,905	988,757

		1,285,125

Oil, Gas & Consumable Fuels — 2.8%
Cheniere Energy, Inc.	1,223	283,002
Coterra Energy, Inc.	40,107	1,159,092
Diamondback Energy, Inc.	2,069	330,792
EQT Corp.	30,873	1,649,544
Expand Energy Corp.	15,860	1,765,535
Hess Corp.	4,534	724,216
Phillips 66	13,497	1,666,610
Targa Resources Corp.	1,146	229,739
Texas Pacific Land Corp.	745	987,117

		8,795,647

Passenger Airlines — 0.1%
Delta Air Lines, Inc.	5,402	235,527
Southwest Airlines Co.	4,950	166,221

		401,748

Pharmaceuticals — 3.4%
Eli Lilly & Co.	13,183	10,887,972

Professional Services — 0.3%
Paycom Software, Inc.	3,958	864,744

Real Estate Management & Development — 0.4%
CoStar Group, Inc.(a)	15,629	1,238,286

Semiconductors & Semiconductor Equipment — 18.4%
Advanced Micro Devices, Inc.(a)	40,127	4,122,648
Applied Materials, Inc.	60,358	8,759,153
Broadcom, Inc.	55,052	9,217,356
Entegris, Inc.	3,742	327,350
First Solar, Inc.(a)	2,514	317,845
KLA Corp.	16,534	11,239,813
Lam Research Corp.	95,444	6,938,779
Marvell Technology, Inc.	21,398	1,317,475
Monolithic Power Systems, Inc.	604	350,308
NVIDIA Corp.	131,955	14,301,283
NXP Semiconductors NV	6,283	1,194,147

		58,086,157

Software — 20.0%
Adobe, Inc.(a)	32,288	12,383,417
AppLovin Corp., Class A(a)	2,586	685,212
Atlassian Corp., Class A(a)	1,996	423,571
Autodesk, Inc.(a)	2,657	695,603
Cadence Design Systems, Inc.(a)	3,390	862,179
Crowdstrike Holdings, Inc., Class A(a)	3,048	1,074,664
Datadog, Inc., Class A(a)	3,485	345,747
Docusign, Inc.(a)	14,986	1,219,860
Dynatrace, Inc.(a)	7,386	348,250
Fair Isaac Corp.(a)	301	555,092
Fortinet, Inc.(a)	56,381	5,427,235
HubSpot, Inc.(a)	607	346,773

Security	Shares	Value

Software (continued)
Manhattan Associates, Inc.(a)	5,288	$915,035
Microsoft Corp.	44,904	16,856,513
Nutanix, Inc., Class A(a)	3,157	220,390
Oracle Corp.	41,496	5,801,556
Palantir Technologies, Inc., Class A(a)	26,014	2,195,582
Palo Alto Networks, Inc.(a)(b)	8,110	1,383,890
Salesforce, Inc.	23,664	6,350,471
Samsara, Inc., Class A(a)(b)	3,223	123,538
ServiceNow, Inc.(a)	2,550	2,030,157
Synopsys, Inc.(a)	3,823	1,639,493
Workday, Inc., Class A(a)	5,293	1,236,074

		63,120,302

Specialized REITs — 0.6%
American Tower Corp.	2,553	555,533
SBA Communications Corp., Class A	1,171	257,632
Weyerhaeuser Co.	39,572	1,158,668

		1,971,833

Specialty Retail — 0.7%
Burlington Stores, Inc.(a)	3,458	824,145
Williams-Sonoma, Inc.	9,388	1,484,243

		2,308,388

Technology Hardware, Storage & Peripherals — 5.7%
Apple Inc.	75,244	16,713,950
Dell Technologies, Inc., Class C	7,979	727,286
Super Micro Computer, Inc.(a)(b)	13,030	446,147

		17,887,383

Textiles, Apparel & Luxury Goods — 1.2%
Deckers Outdoor Corp.(a)	11,582	1,294,983
Lululemon Athletica, Inc.(a)	8,449	2,391,574

		3,686,557

Total Long-Term Investments — 99.9%
(Cost: $336,728,343)		315,881,827

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	2,181,900	2,182,991
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	255,937	255,937

Total Short-Term Securities — 0.8%
(Cost: $2,438,928)		2,438,928

Total Investments — 100.7%
(Cost: $339,167,271)		318,320,755
Liabilities in Excess of Other Assets — (0.7)%		(2,136,286)

Net Assets — 100.0%		$316,184,469

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® MSCI USA Quality GARP ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$93,417	$2,089,666	(a)	$—	$(83)	$(9)	$2,182,991	2,181,900	$2,488	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	106,816	149,121	(a)	—	—	—	255,937	255,937	13,906		—

					$(83)	$(9)	$2,438,928		$16,394		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 Micro E-Mini Index	5	06/20/25	$194	$(4,796)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$4,796	$—	$—	$—	$4,796

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(58,088)	$—	$—	$—	$(58,088)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(4,796)	$—	$—	$—	$(4,796)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$193,305

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	iShares® MSCI USA Quality GARP ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$315,881,827	$—	$—	$315,881,827
Short-Term Securities
Money Market Funds	2,438,928	—	—	2,438,928

	$318,320,755	$—	$—	$318,320,755

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(4,796)	$—	$—	$(4,796)

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities

March 31, 2025

iShares MSCI USA Quality GARP ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$315,881,827
Investments, at value — affiliated(c)	2,438,928
Cash	1,011
Cash pledged:
Futures contracts	13,000
Receivables:
Securities lending income — affiliated	455
Dividends — unaffiliated	71,339
Dividends — affiliated	1,887

Total assets	318,408,447

LIABILITIES
Collateral on securities loaned	2,183,392
Payables:
Investment advisory fees	40,411
Variation margin on futures contracts	175

Total liabilities	2,223,978

Commitments and contingent liabilities

NET ASSETS	$316,184,469

NET ASSETS CONSIST OF:
Paid-in capital	$344,695,931
Accumulated loss	(28,511,462)

NET ASSETS	$316,184,469

NET ASSET VALUE

Shares outstanding	6,200,000

Net asset value	$51.00

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$336,728,343
(b) Securities loaned, at value	$2,130,140
(c) Investments, at cost — affiliated	$2,438,928

See notes to financial statements.

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	7

Statement of Operations

Year Ended March 31, 2025

iShares MSCI USA Quality GARP ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,053,413
Dividends — affiliated	13,906
Interest — unaffiliated	170
Securities lending income — affiliated — net	2,488
Foreign taxes withheld	(1,965)

Total investment income	1,068,012

EXPENSES
Investment advisory	242,567
Interest expense	8

Total expenses	242,575

Net investment income	825,437

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,722,438)
Investments — affiliated	(83)
Futures contracts	(58,088)
In-kind redemptions — unaffiliated(a)	13,915,548

7,134,939

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(25,246,244)
Investments — affiliated	(9)
Futures contracts	(4,796)

(25,251,049)

Net realized and unrealized loss	(18,116,110)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,290,673)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	iShares MSCI USA Quality GARP ETF

	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$825,437	$102,916
Net realized gain	7,134,939	2,400,383
Net change in unrealized appreciation (depreciation)	(25,251,049)	4,482,733

Net increase (decrease) in net assets resulting from operations	(17,290,673)	6,986,032

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(794,675)	(96,580)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	286,701,630	39,023,747

NET ASSETS
Total increase in net assets	268,616,282	45,913,199
Beginning of year	47,568,187	1,654,988

End of year	$316,184,469	$47,568,187

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI USA Quality GARP ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$47.57	$33.10	$36.39	$32.35	$20.27

Net investment income(a)	0.28	0.30	0.32	0.24	0.25
Net realized and unrealized gain (loss)(b)	3.38	14.46	(3.08)	4.06	12.08

Net increase (decrease) from investment operations	3.66	14.76	(2.76)	4.30	12.33

Distributions from net investment income(c)	(0.23)	(0.29)	(0.53)	(0.26)	(0.25)

Net asset value, end of year	$51.00	$47.57	$33.10	$36.39	$32.35

Total Return(d)
Based on net asset value	7.67%	44.83%	(7.47)%	13.28%	61.00%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.51%	0.73%	1.01%	0.66%	0.88%

Supplemental Data
Net assets, end of year (000)	$316,184	$47,568	$1,655	$5,459	$4,852

Portfolio turnover rate(f)	69%	53%	67%	111%	103%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
MSCI USA Quality GARP ETF(a)	Non-Diversified

(a)	Formerly iShares Factors US Growth Style ETF

On March 5, 2024, the Board approved a proposal to change the Fund’s investment objective and underlying index and change the name of the Fund to iShares MSCI USA Quality GARP ETF. The Fund’s ticker also changed from STLG to GARP. These changes became effective on May 31, 2024.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2025, if any, are disclosed in the Statement of Assets and Liabilities.

Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	11

Notes to Financial Statements (continued)

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

BNP Paribas SA	$484,428	$(484,428)	$—	$—
Citigroup Global Markets, Inc.	120,318	(120,318)	—	—
J.P. Morgan Securities LLC	416,598	(416,598)	—	—
Morgan Stanley	120,313	(120,313)	—	—
Wells Fargo Bank N.A.	691,262	(691,262)	—	—
Wells Fargo Securities LLC	297,221	(297,221)	—	—

	$2,130,140	$(2,130,140)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investment and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements (continued)

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fees
MSCI USA Quality GARP ETF	0.15%

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SLAgency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statement of Operations. For the year ended March 31, 2025, the Fund paid BTC $1,016 for securities lending agent services.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2025, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI USA Quality GARP ETF	$35,902,172	$65,175,252	$(3,952,813)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI USA Quality GARP ETF	$113,315,443	$112,215,093

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI USA Quality GARP ETF	$357,641,541	$72,264,905

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
MSCI USA Quality GARP ETF	$13,904,827	$(13,904,827)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24
MSCI USA Quality GARP ETF
Ordinary income	$794,675	$96,580

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI USA Quality GARP ETF	$37,245	$(7,635,766)	$(20,912,941)	$(28,511,462)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI USA Quality GARP ETF	$339,233,697	$8,040,920	$(28,953,862)	$(20,912,942)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invest.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

iShares ETF	Year Ended 03/31/25		Year Ended 03/31/24
	Shares	Amount	Shares	Amount
MSCI USA Quality GARP ETF
Shares sold	6,600,000	$358,709,832	1,400,000	$57,020,865
Shares redeemed	(1,400,000)	(72,008,202)	(450,000)	(17,997,118)

	5,200,000	$286,701,630	950,000	$39,023,747

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares MSCI USA Quality GARP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares MSCI USA Quality GARP ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2025, the related statement of operations for the year ended March 31, 2025, the statement of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2025 and the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income
MSCI USA Quality GARP ETF	$957,815

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income
MSCI USA Quality GARP ETF	$4,586

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI USA Quality GARP ETF	100.00%

I M P O R T A N T T A X I N F O R M A T I O N	19

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	21

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust

•	iShares ESG Select Screened S&P 500 ETF | XVV | Cboe BZX Exchange

•	iShares ESG Select Screened S&P Mid-Cap ETF | XJH | Cboe BZX Exchange

•	iShares ESG Select Screened S&P Small-Cap ETF | XJR | Cboe BZX Exchange

2

Schedule of Investments March 31, 2025	iShares® ESG Select Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
Axon Enterprise, Inc.(a)	499	$262,449
General Electric Co.	7,430	1,487,114
Howmet Aerospace, Inc.	2,812	364,801

		2,114,364

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	827	84,685
Expeditors International of Washington, Inc.	974	117,123
FedEx Corp.	1,534	373,959
United Parcel Service, Inc., Class B	5,053	555,779

		1,131,546

Automobile Components — 0.0%
Aptiv PLC(a)	1,583	94,188

Automobiles — 1.9%
Ford Motor Co.	26,931	270,118
General Motors Co.	6,888	323,942
Tesla, Inc.(a)	19,373	5,020,707

		5,614,767

Banks — 3.8%
Bank of America Corp.	45,838	1,912,820
Citigroup, Inc.	12,994	922,444
Citizens Financial Group, Inc.	3,049	124,917
Fifth Third Bancorp	4,648	182,202
Huntington Bancshares, Inc.	9,977	149,755
JPMorgan Chase & Co.	19,357	4,748,272
KeyCorp	6,873	109,899
M&T Bank Corp.	1,147	205,026
PNC Financial Services Group, Inc. (The)	2,743	482,137
Regions Financial Corp.	6,322	137,377
Truist Financial Corp.	9,110	374,876
U.S. Bancorp	10,822	456,905
Wells Fargo & Co.	22,768	1,634,515

		11,441,145

Beverages — 1.4%
Brown-Forman Corp., Class B, NVS	1,286	43,647
Coca-Cola Co. (The)	26,804	1,919,703
Constellation Brands, Inc., Class A	1,082	198,569
Keurig Dr. Pepper, Inc.	8,265	282,828
Molson Coors Beverage Co., Class B	1,178	71,705
Monster Beverage Corp.(a)	4,856	284,173
PepsiCo, Inc.	9,492	1,423,230

		4,223,855

Biotechnology — 2.1%
AbbVie, Inc.	12,221	2,560,544
Amgen, Inc.	3,718	1,158,343
Biogen, Inc.(a)	1,009	138,071
Gilead Sciences, Inc.	8,622	966,095
Incyte Corp.(a)	1,116	67,574
Moderna, Inc.(a)	2,368	67,133
Regeneron Pharmaceuticals, Inc.	729	462,354
Vertex Pharmaceuticals, Inc.(a)	1,777	861,525

		6,281,639

Broadline Retail — 4.2%
Amazon.com, Inc.(a)	65,295	12,423,027
eBay, Inc.	3,322	224,999

		12,648,026

Building Products — 0.6%
A. O. Smith Corp.	819	53,530

Security	Shares	Value

Building Products (continued)
Allegion PLC	601	$78,407
Builders FirstSource, Inc.(a)	795	99,327
Carrier Global Corp.	5,590	354,406
Johnson Controls International PLC	4,570	366,103
Lennox International, Inc.	221	123,943
Masco Corp.	1,461	101,598
Trane Technologies PLC	1,551	522,563

		1,699,877

Capital Markets — 3.5%
Ameriprise Financial, Inc.	666	322,417
Bank of New York Mellon Corp. (The)	4,969	416,750
BlackRock, Inc.(b)	1,008	954,052
Blackstone, Inc., Class A, NVS	5,067	708,265
Cboe Global Markets, Inc.	719	162,703
Charles Schwab Corp. (The)	11,822	925,426
CME Group, Inc., Class A	2,499	662,960
FactSet Research Systems, Inc.	265	120,480
Franklin Resources, Inc.	2,113	40,675
Goldman Sachs Group, Inc. (The)	2,161	1,180,533
Intercontinental Exchange, Inc.	3,979	686,377
Invesco Ltd.	3,202	48,574
KKR & Co., Inc., Class A	4,683	541,402
MarketAxess Holdings, Inc.	261	56,467
Moody’s Corp.	1,068	497,357
Morgan Stanley	8,566	999,395
MSCI, Inc., Class A	537	303,673
Nasdaq, Inc.	2,852	216,353
Northern Trust Corp.	1,344	132,586
Raymond James Financial, Inc.	1,268	176,138
S&P Global, Inc.	2,180	1,107,658
State Street Corp.	1,998	178,881
T Rowe Price Group, Inc.	1,546	142,031

		10,581,153

Chemicals — 1.4%
Air Products & Chemicals, Inc.	1,537	453,292
Albemarle Corp.	805	57,976
CF Industries Holdings, Inc.	1,208	94,405
Corteva, Inc.	4,764	299,799
Dow, Inc.	4,890	170,759
Ecolab, Inc.	1,745	442,392
International Flavors & Fragrances, Inc.	1,788	138,767
Linde PLC	3,296	1,534,749
LyondellBasell Industries NV, Class A	1,810	127,424
Mosaic Co. (The)	2,147	57,991
PPG Industries, Inc.	1,604	175,397
Sherwin-Williams Co. (The)	1,606	560,799

		4,113,750

Commercial Services & Supplies — 0.7%
Cintas Corp.	2,372	487,517
Copart, Inc.(a)	6,058	342,822
Republic Services, Inc.	1,400	339,024
Rollins, Inc.	1,926	104,062
Veralto Corp.	1,718	167,419
Waste Management, Inc.	2,530	585,721

		2,026,565

Communications Equipment — 1.0%
Arista Networks, Inc.(a)	7,163	554,989
Cisco Systems, Inc.	27,563	1,700,913
F5, Inc.(a)	399	106,242

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Juniper Networks, Inc.	2,275	$82,332
Motorola Solutions, Inc.	1,158	506,984

		2,951,460

Construction & Engineering — 0.1%
Quanta Services, Inc.	1,020	259,264

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	425	203,205
Vulcan Materials Co.	917	213,936

		417,141

Consumer Finance — 0.6%
American Express Co.	3,843	1,033,959
Capital One Financial Corp.	2,645	474,248
Discover Financial Services	1,738	296,677
Synchrony Financial	2,698	142,832

		1,947,716

Consumer Staples Distribution & Retail — 1.4%
Costco Wholesale Corp.	3,073	2,906,382
Dollar General Corp.	1,520	133,654
Dollar Tree, Inc.(a)	1,408	105,698
Kroger Co. (The)	4,630	313,405
Sysco Corp.	3,395	254,761
Target Corp.	3,165	330,299
Walgreens Boots Alliance, Inc.	5,078	56,721

		4,100,920

Containers & Packaging — 0.3%
Amcor PLC	10,167	98,620
Avery Dennison Corp.	548	97,528
Ball Corp.	2,059	107,212
International Paper Co.	3,638	194,087
Packaging Corp. of America	616	121,980
Smurfit WestRock PLC	3,446	155,277

		774,704

Distributors — 0.1%
Genuine Parts Co.	971	115,685
LKQ Corp.	1,769	75,253
Pool Corp.	265	84,363

		275,301

Diversified Telecommunication Services — 0.9%
AT&T Inc.	49,705	1,405,658
Verizon Communications, Inc.	29,162	1,322,788

		2,728,446

Electric Utilities — 0.8%
Constellation Energy Corp.	2,172	437,940
Edison International	2,689	158,436
Entergy Corp.	2,968	253,734
Eversource Energy	2,514	156,145
Exelon Corp.	6,978	321,546
NextEra Energy, Inc.	14,238	1,009,332

		2,337,133

Electrical Equipment — 0.8%
AMETEK, Inc.	1,602	275,768
Eaton Corp. PLC	2,731	742,368
Emerson Electric Co.	3,904	428,035
GE Vernova, Inc.	1,911	583,390
Generac Holdings, Inc.(a)	418	52,940
Hubbell, Inc.	372	123,098
Rockwell Automation, Inc.	786	203,087

		2,408,686

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	8,357	$548,136
CDW Corp.	920	147,439
Corning, Inc.	5,365	245,610
Jabil, Inc.	755	102,733
Keysight Technologies, Inc.(a)	1,201	179,874
TE Connectivity PLC	2,054	290,271
Trimble, Inc.(a)	1,679	110,226
Zebra Technologies Corp., Class A(a)	359	101,439

		1,725,728

Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A	6,843	300,750
Halliburton Co.	6,009	152,448
Schlumberger NV	9,698	405,377

		858,575

Entertainment — 1.6%
Electronic Arts, Inc.	1,649	238,313
Live Nation Entertainment, Inc.(a)	1,096	143,116
Netflix, Inc.(a)	2,961	2,761,221
Take-Two Interactive Software, Inc.(a)	1,126	233,364
Walt Disney Co. (The)	12,515	1,235,231
Warner Bros Discovery, Inc., Class A(a)	15,559	166,948

		4,778,193

Financial Services — 5.5%
Apollo Global Management, Inc.	3,094	423,692
Berkshire Hathaway, Inc., Class B(a)	12,689	6,757,908
Corpay, Inc.(a)	479	167,037
Fidelity National Information Services, Inc.	3,667	273,852
Fiserv, Inc.(a)	3,944	870,953
Global Payments, Inc.	1,714	167,835
Jack Henry & Associates, Inc.	507	92,578
Mastercard, Inc., Class A	5,638	3,090,300
PayPal Holdings, Inc.(a)	6,848	446,832
Visa, Inc., Class A	11,930	4,180,988

		16,471,975

Food Products — 0.7%
Archer-Daniels-Midland Co.	3,338	160,257
Bunge Global SA	924	70,612
Conagra Brands, Inc.	3,249	86,651
General Mills, Inc.	3,834	229,235
Hershey Co. (The)	1,024	175,135
Hormel Foods Corp.	1,985	61,416
J M Smucker Co. (The)	738	87,386
Kellanova	1,860	153,431
Kraft Heinz Co. (The)	6,039	183,767
Lamb Weston Holdings, Inc.	972	51,807
McCormick & Co., Inc., NVS	1,732	142,561
Mondelez International, Inc., Class A	8,955	607,597
The Campbell’s Co.	1,390	55,489
Tyson Foods, Inc., Class A	1,959	125,004

		2,190,348

Gas Utilities — 0.1%
Atmos Energy Corp.	1,099	169,883

Ground Transportation — 1.0%
CSX Corp.	13,329	392,273
JB Hunt Transport Services, Inc.	554	81,964
Norfolk Southern Corp.	1,573	372,565
Old Dominion Freight Line, Inc.	1,308	216,409
Uber Technologies, Inc.(a)	14,462	1,053,701
Union Pacific Corp.	4,183	988,192

		3,105,104

4	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	12,003	$1,592,198
Align Technology, Inc.(a)	477	75,776
Baxter International, Inc.	3,508	120,079
Becton Dickinson & Co.	1,988	455,371
Boston Scientific Corp.(a)	10,198	1,028,774
Cooper Cos., Inc. (The)(a)	1,366	115,222
Dexcom, Inc.(a)	2,707	184,861
Edwards Lifesciences Corp.(a)	4,089	296,371
GE HealthCare Technologies, Inc.	3,180	256,658
Hologic, Inc.(a)	1,553	95,929
IDEXX Laboratories, Inc.(a)	564	236,852
Insulet Corp.(a)	491	128,941
Intuitive Surgical, Inc.(a)	2,465	1,220,841
Medtronic PLC	8,879	797,867
ResMed, Inc.	1,019	228,103
STERIS PLC	689	156,162
Stryker Corp.	2,373	883,349
Zimmer Biomet Holdings, Inc.	1,381	156,302

		8,029,656

Health Care Providers & Services — 2.6%
Cardinal Health, Inc.	1,683	231,867
Cencora, Inc.	1,194	332,040
Centene Corp.(a)	3,433	208,417
Cigna Group (The)	1,895	623,455
CVS Health Corp.	8,716	590,509
DaVita, Inc.(a)	299	45,738
Elevance Health, Inc.	1,606	698,546
HCA Healthcare, Inc.	1,238	427,791
Henry Schein, Inc.(a)	878	60,134
Humana, Inc.	830	219,618
Labcorp Holdings, Inc.	578	134,524
McKesson Corp.	868	584,155
Molina Healthcare, Inc.(a)	383	126,156
Quest Diagnostics, Inc.	763	129,100
UnitedHealth Group, Inc.	6,375	3,338,906
Universal Health Services, Inc., Class B	400	75,160

		7,826,116

Health Care REITs — 0.3%
Alexandria Real Estate Equities, Inc.	1,058	97,876
Healthpeak Properties, Inc.	4,848	98,026
Ventas, Inc.	3,026	208,068
Welltower, Inc.	4,218	646,240

		1,050,210

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	4,932	70,084

Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc., Class A(a)	3,000	358,380
Booking Holdings, Inc.	228	1,050,375
Caesars Entertainment, Inc.(a)	1,436	35,900
Carnival Corp.(a)	7,201	140,636
Chipotle Mexican Grill, Inc.(a)	9,382	471,070
Darden Restaurants, Inc.	808	167,870
Domino’s Pizza, Inc.	237	108,890
Expedia Group, Inc.	848	142,549
Hilton Worldwide Holdings, Inc.	1,665	378,871
Las Vegas Sands Corp.	2,407	92,982
Marriott International, Inc., Class A	1,584	377,309
McDonald’s Corp.	4,965	1,550,917
MGM Resorts International(a)	1,524	45,171
Norwegian Cruise Line Holdings Ltd.(a)	3,058	57,980
Royal Caribbean Cruises Ltd.	1,714	352,124

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	7,865	$771,478
Wynn Resorts Ltd.	636	53,106
Yum! Brands, Inc.	1,936	304,649

		6,460,257

Household Durables — 0.3%
DR Horton, Inc.	1,963	249,556
Garmin Ltd.	1,063	230,809
Lennar Corp., Class A	1,616	185,484
Mohawk Industries, Inc.(a)	370	42,247
NVR, Inc.(a)	21	152,132
PulteGroup, Inc.	1,402	144,126

		1,004,354

Household Products — 1.3%
Church & Dwight Co., Inc.	1,701	187,263
Clorox Co. (The)	861	126,782
Colgate-Palmolive Co.	5,618	526,407
Kimberly-Clark Corp.	2,293	326,110
Procter & Gamble Co. (The)	16,233	2,766,428

		3,932,990

Industrial REITs — 0.2%
Prologis, Inc.	6,405	716,015

Insurance — 2.6%
Aflac, Inc.	3,427	381,048
Allstate Corp. (The)	1,837	380,387
American International Group, Inc.	4,108	357,149
Aon PLC, Class A	1,500	598,635
Arch Capital Group Ltd.	2,611	251,126
Arthur J. Gallagher & Co.	1,760	607,622
Assurant, Inc.	356	74,671
Brown & Brown, Inc.	1,649	205,136
Chubb Ltd.	2,580	779,134
Cincinnati Financial Corp.	1,083	159,981
Erie Indemnity Co., Class A, NVS	172	72,077
Globe Life, Inc.	574	75,607
Hartford Insurance Group, Inc. (The)	1,983	245,357
Loews Corp.	1,223	112,406
Marsh & McLennan Cos., Inc.	3,395	828,482
MetLife, Inc.	3,997	320,919
Principal Financial Group, Inc.	1,448	122,168
Progressive Corp. (The)	4,056	1,147,888
Prudential Financial, Inc.	2,440	272,499
Travelers Cos., Inc. (The)	1,571	415,467
W R Berkley Corp.	2,104	149,721
Willis Towers Watson PLC	688	232,510

		7,789,990

Interactive Media & Services — 6.7%
Alphabet, Inc., Class A	40,380	6,244,363
Alphabet, Inc., Class C, NVS	32,726	5,112,783
Match Group, Inc.	1,698	52,978
Meta Platforms, Inc., Class A	15,160	8,737,617

		20,147,741

IT Services — 0.8%
Accenture PLC, Class A	4,323	1,348,949
Akamai Technologies, Inc.(a)	1,038	83,559
Cognizant Technology Solutions Corp., Class A	3,419	261,554
EPAM Systems, Inc.(a)	399	67,367
Gartner, Inc.(a)	531	222,882
GoDaddy, Inc., Class A(a)	967	174,195
VeriSign, Inc.(a)	569	144,452

		2,302,958

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.0%
Hasbro, Inc.	890	$54,726

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	1,966	229,983
Bio-Techne Corp.	1,108	64,962
Charles River Laboratories International, Inc.(a)	359	54,037
Danaher Corp.	4,430	908,150
IQVIA Holdings, Inc.(a)	1,158	204,155
Mettler-Toledo International, Inc.(a)	144	170,051
Revvity, Inc.	833	88,131
Thermo Fisher Scientific, Inc.	2,648	1,317,645
Waters Corp.(a)	410	151,114
West Pharmaceutical Services, Inc.	503	112,611

		3,300,839

Machinery — 1.8%
Caterpillar, Inc.	3,308	1,090,979
Cummins, Inc.	954	299,022
Deere & Co.	1,752	822,301
Dover Corp.	941	165,315
Fortive Corp.	2,352	172,119
IDEX Corp.	521	94,285
Illinois Tool Works, Inc.	1,849	458,571
Ingersoll Rand, Inc.	2,809	224,804
Nordson Corp.	381	76,855
Otis Worldwide Corp.	2,731	281,839
PACCAR, Inc.	3,621	352,577
Parker-Hannifin Corp.	894	543,418
Pentair PLC	1,130	98,852
Snap-on, Inc.	365	123,009
Stanley Black & Decker, Inc.	1,066	81,954
Westinghouse Air Brake Technologies Corp.	1,178	213,630
Xylem, Inc.	1,690	201,888

		5,301,418

Media — 0.6%
Charter Communications, Inc., Class A(a)	671	247,284
Comcast Corp., Class A	26,110	963,459
Fox Corp., Class A, NVS	1,505	85,183
Fox Corp., Class B	891	46,965
Interpublic Group of Cos., Inc. (The)	2,607	70,806
News Corp., Class A, NVS	2,648	72,078
News Corp., Class B	753	22,869
Omnicom Group, Inc.	1,341	111,182
Paramount Global, Class B, NVS	4,155	49,694

		1,669,520

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	9,952	376,783
Newmont Corp.	7,872	380,060
Nucor Corp.	1,630	196,154
Steel Dynamics, Inc.	971	121,453

		1,074,450

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.	4,518	163,687
Consolidated Edison, Inc.	2,397	265,084
Dominion Energy, Inc.	5,800	325,206
Public Service Enterprise Group, Inc.	3,463	285,005
Sempra	4,371	311,915

		1,350,897

Office REITs — 0.0%
BXP, Inc.	1,001	67,257

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.9%
Kinder Morgan, Inc.	13,352	$380,932
Marathon Petroleum Corp.	2,187	318,624
ONEOK, Inc.	4,305	427,142
Phillips 66	2,862	353,400
Targa Resources Corp.	1,504	301,507
Valero Energy Corp.	2,196	290,026
Williams Cos., Inc. (The)	8,435	504,076

		2,575,707

Passenger Airlines — 0.2%
Delta Air Lines, Inc.	4,473	195,023
Southwest Airlines Co.	4,108	137,946
United Airlines Holdings, Inc.(a)	2,296	158,539

		491,508

Personal Care Products — 0.0%
Estee Lauder Cos., Inc. (The), Class A	1,626	107,316

Pharmaceuticals — 2.8%
Bristol-Myers Squibb Co.	14,035	855,995
Eli Lilly & Co.	5,454	4,504,513
Merck & Co., Inc.	17,506	1,571,338
Pfizer, Inc.	39,250	994,595
Viatris, Inc.	8,301	72,302
Zoetis, Inc., Class A	3,100	510,415

		8,509,158

Professional Services — 0.7%
Automatic Data Processing, Inc.	2,816	860,372
Broadridge Financial Solutions, Inc.	811	196,635
Dayforce, Inc.(a)	1,104	64,396
Equifax, Inc.	860	209,462
Paychex, Inc.	2,213	341,422
Paycom Software, Inc.	325	71,006
Verisk Analytics, Inc.	979	291,370

		2,034,663

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)	2,046	267,576
CoStar Group, Inc.(a)	2,917	231,114

		498,690

Residential REITs — 0.3%
AvalonBay Communities, Inc.	989	212,259
Camden Property Trust	745	91,114
Equity Residential	2,380	170,360
Essex Property Trust, Inc.	445	136,424
Invitation Homes, Inc.	3,917	136,507
Mid-America Apartment Communities, Inc.	811	135,907
UDR, Inc.	2,094	94,586

		977,157

Retail REITs — 0.3%
Federal Realty Investment Trust	535	52,334
Kimco Realty Corp.	4,701	99,849
Realty Income Corp.	6,083	352,875
Regency Centers Corp.	1,121	82,685
Simon Property Group, Inc.	2,133	354,248

		941,991

Semiconductors & Semiconductor Equipment — 10.9%
Advanced Micro Devices, Inc.(a)	11,236	1,154,387
Analog Devices, Inc.	3,439	693,543
Applied Materials, Inc.	5,626	816,445
Broadcom, Inc.	32,449	5,432,936
Enphase Energy, Inc.(a)	901	55,907
First Solar, Inc.(a)	734	92,800

6	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	29,907	$679,188
KLA Corp.	919	624,736
Lam Research Corp.	8,884	645,867
Microchip Technology, Inc.	3,747	181,392
Micron Technology, Inc.	7,713	670,182
Monolithic Power Systems, Inc.	331	191,973
NVIDIA Corp.	169,536	18,374,312
NXP Semiconductors NV	1,752	332,985
ON Semiconductor Corp.(a)	2,933	119,344
QUALCOMM, Inc.	7,656	1,176,038
Skyworks Solutions, Inc.	1,101	71,158
Teradyne, Inc.	1,136	93,834
Texas Instruments, Inc.	6,302	1,132,469

		32,539,496

Software — 10.8%
Adobe, Inc.(a)	3,013	1,155,576
ANSYS, Inc.(a)	606	191,835
Autodesk, Inc.(a)	1,483	388,249
Cadence Design Systems, Inc.(a)	1,904	484,244
Crowdstrike Holdings, Inc., Class A(a)	1,705	601,149
Fair Isaac Corp.(a)	168	309,819
Fortinet, Inc.(a)	4,398	423,351
Gen Digital, Inc.	3,778	100,268
Intuit, Inc.	1,939	1,190,527
Microsoft Corp.	51,463	19,318,696
Oracle Corp.	11,230	1,570,066
Palantir Technologies, Inc., Class A(a)	14,215	1,199,746
Palo Alto Networks, Inc.(a)	4,583	782,043
PTC, Inc.(a)	827	128,144
Roper Technologies, Inc.	745	439,237
Salesforce, Inc.	6,623	1,777,348
ServiceNow, Inc.(a)	1,427	1,136,092
Synopsys, Inc.(a)	1,070	458,870
Tyler Technologies, Inc.(a)	294	170,929
Workday, Inc., Class A(a)	1,481	345,858

		32,172,047

Specialized REITs — 1.1%
American Tower Corp.	3,241	705,241
Crown Castle, Inc.	2,999	312,586
Digital Realty Trust, Inc.	2,190	313,805
Equinix, Inc.	674	549,546
Extra Space Storage, Inc.	1,461	216,944
Iron Mountain, Inc.	2,045	175,952
Public Storage	1,093	327,124
SBA Communications Corp., Class A	746	164,127
VICI Properties, Inc.	7,261	236,854
Weyerhaeuser Co.	5,017	146,898

		3,149,077

Specialty Retail — 2.1%
AutoZone, Inc.(a)	116	442,283
Best Buy Co., Inc.	1,367	100,625
CarMax, Inc.(a)	1,046	81,504
Home Depot, Inc. (The)	6,872	2,518,519
Lowe’s Cos., Inc.	3,909	911,696
O’Reilly Automotive, Inc.(a)	398	570,167

Security	Shares	Value

Specialty Retail (continued)
Ross Stores, Inc.	2,284	$291,872
TJX Cos., Inc. (The)	7,782	947,848
Tractor Supply Co.	3,688	203,209
Ulta Beauty, Inc.(a)	326	119,492

		6,187,215

Technology Hardware, Storage & Peripherals — 8.0%
Apple Inc.	103,992	23,099,743
Dell Technologies, Inc., Class C	2,160	196,884
Hewlett Packard Enterprise Co.	8,966	138,345
HP, Inc.	6,492	179,764
NetApp, Inc.	1,419	124,645
Seagate Technology Holdings PLC	1,456	123,687
Super Micro Computer, Inc.(a)(c)	3,485	119,326
Western Digital Corp.(a)	2,397	96,911

		24,079,305

Textiles, Apparel & Luxury Goods — 0.3%
Deckers Outdoor Corp.(a)	1,055	117,960
Lululemon Athletica, Inc.(a)	775	219,371
NIKE, Inc., Class B	8,178	519,139
Ralph Lauren Corp., Class A	273	60,262
Tapestry, Inc.	1,433	100,898

		1,017,630

Trading Companies & Distributors — 0.2%
Fastenal Co.	3,956	306,788
United Rentals, Inc.	454	284,522

		591,310

Water Utilities — 0.1%
American Water Works Co., Inc.	1,342	197,972

Wireless Telecommunication Services — 0.3% T-Mobile U.S., Inc.	3,319	885,210

Total Long-Term Investments — 99.8% (Cost: $279,198,953)		298,576,382

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(b)(d)(e)	119,088	119,148
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(b)(d)	491,759	491,759

Total Short-Term Securities — 0.2% (Cost: $610,911)		610,907

Total Investments — 100.0% (Cost: $279,809,864)		299,187,289

Other Assets Less Liabilities — 0.0%		36,169

Net Assets — 100.0%		$299,223,458

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P 500 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$96,777	$24,716	(a)	$—	$(2,308)	$(37)	$119,148	119,088	$1,156	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	306,229	185,530	(a)	—	—	—	491,759	491,759	21,163		—

BlackRock, Inc.	732,822	323,844		(191,230)	36,168	52,448	954,052	1,008	18,650		—

					$33,860	$52,411	$1,564,959		$40,969		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini S&P 500 Index	20	06/20/25	$565	$(3,912)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,912	$—	$—	$—	$3,912

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$24,171	$—	$—	$—	$24,171

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(11,338)	$—	$—	$—	$(11,338)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$500,779

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

8	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P 500 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$298,576,382	$—	$—	$298,576,382
Short-Term Securities
Money Market Funds	610,907	—	—	610,907

	$299,187,289	$—	$—	$299,187,289

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(3,912)	$—	$—	$(3,912)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments March 31, 2025	iShares® ESG Select Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Curtiss-Wright Corp.	3,953	$1,254,168
Hexcel Corp.	8,640	473,126
Woodward, Inc.	6,230	1,136,913

		2,864,207

Air Freight & Logistics — 0.2%
GXO Logistics, Inc.(a)(b)	12,741	497,918

Automobile Components — 0.9%
Autoliv, Inc.	7,475	661,164
Gentex Corp.	24,216	564,233
Goodyear Tire & Rubber Co. (The)(a)	29,795	275,306
Lear Corp.	5,637	497,296
Visteon Corp.(a)	2,888	224,166

		2,222,165

Automobiles — 0.3%
Harley-Davidson, Inc.	12,247	309,237
Thor Industries, Inc.	5,662	429,236

		738,473

Banks — 7.6%
Associated Banc-Corp.	17,344	390,760
Bank OZK	11,031	479,297
Cadence Bank	13,810	419,272
Columbia Banking System, Inc.	22,009	548,905
Comerica, Inc.	13,793	814,615
Commerce Bancshares, Inc.	12,813	797,353
Cullen/Frost Bankers, Inc.	6,742	844,098
East West Bancorp, Inc.	14,552	1,306,188
First Financial Bankshares, Inc.	13,709	492,427
First Horizon Corp.	55,001	1,068,119
Flagstar Financial, Inc.	32,373	376,174
FNB Corp.	37,787	508,235
Glacier Bancorp, Inc.	12,083	534,310
Hancock Whitney Corp.	8,998	471,945
Home BancShares, Inc.	19,699	556,891
International Bancshares Corp.	5,634	355,280
Old National Bancorp	33,483	709,505
Pinnacle Financial Partners, Inc.	8,033	851,819
Prosperity Bancshares, Inc.	10,143	723,906
SouthState Corp.	10,305	956,510
Synovus Financial Corp.	14,818	692,593
Texas Capital Bancshares, Inc.(a)	4,846	361,996
UMB Financial Corp.	7,143	722,157
United Bankshares, Inc.	14,981	519,391
Valley National Bancorp	50,587	449,719
Webster Financial Corp.	17,990	927,385
Western Alliance Bancorp	11,448	879,550
Wintrust Financial Corp.	6,980	784,971
Zions Bancorp N.A.	15,521	773,877

		19,317,248

Beverages — 0.6%
Boston Beer Co., Inc. (The), Class A, NVS(a)	913	218,061
Celsius Holdings, Inc.(a)	16,538	589,083
Coca-Cola Consolidated, Inc.	619	835,650

		1,642,794

Biotechnology — 3.0%
BioMarin Pharmaceutical, Inc.(a)	20,004	1,414,083
Cytokinetics, Inc.(a)	12,399	498,316
Exelixis, Inc.(a)	29,377	1,084,599
Halozyme Therapeutics, Inc.(a)	13,355	852,183

Security	Shares	Value

Biotechnology (continued)
Neurocrine Biosciences, Inc.(a)	10,466	$1,157,540
Roivant Sciences Ltd.(a)	44,016	444,121
Sarepta Therapeutics, Inc.(a)	10,026	639,859
United Therapeutics Corp.(a)	4,687	1,444,861

		7,535,562

Broadline Retail — 0.5%
Macy’s, Inc.	29,028	364,592
Nordstrom, Inc.	10,460	255,747
Ollie’s Bargain Outlet Holdings, Inc.(a)	6,432	748,427

		1,368,766

Building Products — 2.8%
AAON, Inc.	7,191	561,833
Advanced Drainage Systems, Inc.	7,409	804,988
Carlisle Cos., Inc.	4,666	1,588,773
Fortune Brands Innovations, Inc.	13,039	793,814
Owens Corning	9,004	1,285,951
Simpson Manufacturing Co., Inc.	4,426	695,236
Trex Co., Inc.(a)(b)	11,247	653,451
UFP Industries, Inc.	6,374	682,273

		7,066,319

Capital Markets — 3.2%
Affiliated Managers Group, Inc.	3,075	516,692
Evercore, Inc., Class A	3,759	750,747
Federated Hermes, Inc., Class B	8,261	336,801
Hamilton Lane, Inc., Class A	4,514	671,096
Houlihan Lokey, Inc., Class A	5,671	915,867
Interactive Brokers Group, Inc., Class A	11,428	1,892,363
Janus Henderson Group PLC	13,299	480,759
Jefferies Financial Group, Inc.	17,090	915,511
SEI Investments Co.	10,118	785,460
Stifel Financial Corp.	10,725	1,010,939

		8,276,235

Chemicals — 1.8%
Ashland, Inc.	4,933	292,477
Avient Corp.	9,688	360,006
Axalta Coating Systems Ltd.(a)	22,897	759,493
Cabot Corp.	5,700	473,898
NewMarket Corp.	797	451,461
RPM International, Inc.	13,495	1,561,102
Scotts Miracle-Gro Co. (The)	4,613	253,208
Westlake Corp.	3,570	357,107

		4,508,752

Commercial Services & Supplies — 1.9%
Brink’s Co. (The)	4,654	400,989
Clean Harbors, Inc.(a)	5,318	1,048,178
MSA Safety, Inc.	4,121	604,509
RB Global, Inc.	19,357	1,941,507
Tetra Tech, Inc.	28,134	822,919

		4,818,102

Communications Equipment — 0.5%
Ciena Corp.(a)	14,917	901,434
Lumentum Holdings, Inc.(a)	7,344	457,825

		1,359,259

Construction & Engineering — 2.2%
AECOM	13,928	1,291,543
Comfort Systems U.S.A., Inc.	3,724	1,200,357
EMCOR Group, Inc.	4,829	1,784,943

10	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
MasTec, Inc.(a)	6,462	$754,180
Valmont Industries, Inc.	2,104	600,419

		5,631,442

Construction Materials — 0.5%
Eagle Materials, Inc.	3,494	775,424
Knife River Corp.(a)	6,034	544,327

		1,319,751

Consumer Finance — 0.7%
Ally Financial, Inc.	28,849	1,052,123
SLM Corp.	21,999	646,111

		1,698,234

Consumer Staples Distribution & Retail — 2.5%
BJ’s Wholesale Club Holdings, Inc.(a)	13,865	1,581,996
Casey’s General Stores, Inc.	3,896	1,691,020
Sprouts Farmers Market, Inc.(a)	10,496	1,602,109
U.S. Foods Holding Corp.(a)	24,182	1,582,954

		6,458,079

Containers & Packaging — 1.9%
AptarGroup, Inc.	6,980	1,035,692
Berry Global Group, Inc.	12,270	856,569
Crown Holdings, Inc.	12,287	1,096,738
Graphic Packaging Holding Co.	31,512	818,051
Greif, Inc., Class A, NVS	2,703	148,638
Silgan Holdings, Inc.	8,610	440,143
Sonoco Products Co.	10,328	487,895

		4,883,726

Diversified Consumer Services — 1.6%
Duolingo, Inc., Class A(a)	3,978	1,235,328
Graham Holdings Co., Class B	353	339,184
Grand Canyon Education, Inc.(a)	3,060	529,441
H&R Block, Inc.	14,050	771,486
Service Corp. International	15,137	1,213,987

		4,089,426

Diversified REITs — 0.6%
WP Carey, Inc.	22,972	1,449,763

Diversified Telecommunication Services — 0.5%
Frontier Communications Parent, Inc.(a)	23,263	834,211
Iridium Communications, Inc.	11,468	313,306

		1,147,517

Electrical Equipment — 1.3%
Acuity, Inc.	3,218	847,460
EnerSys	4,122	377,493
nVent Electric PLC	17,470	915,777
Regal Rexnord Corp.	6,952	791,485
Sensata Technologies Holding PLC	15,950	387,107

		3,319,322

Electronic Equipment, Instruments & Components — 3.1%
Arrow Electronics, Inc.(a)	5,480	568,988
Avnet, Inc.	9,098	437,523
Belden, Inc.	4,282	429,271
Cognex Corp.	17,844	532,287
Coherent Corp.(a)	16,266	1,056,314
Crane NXT Co.	5,141	264,247
Fabrinet(a)	3,763	743,230
Flex Ltd.(a)	40,213	1,330,246
IPG Photonics Corp.(a)(b)	2,847	179,760
Littelfuse, Inc.	2,642	519,787
Novanta, Inc.(a)	3,776	482,837

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TD SYNNEX Corp.	7,908	$822,116
Vontier Corp.	15,624	513,248

		7,879,854

Energy Equipment & Services — 0.7%
ChampionX Corp.	20,034	597,013
NOV, Inc.	39,985	608,572
Valaris Ltd.(a)(b)	6,938	272,386
Weatherford International PLC	7,706	412,656

		1,890,627

Entertainment — 0.2%
Warner Music Group Corp., Class A	15,254	478,213

Financial Services — 2.1%
Equitable Holdings, Inc.	26,474	1,379,031
Essent Group Ltd.	11,025	636,363
Euronet Worldwide, Inc.(a)	4,400	470,140
MGIC Investment Corp.	26,080	646,262
Shift4 Payments, Inc., Class A(a)(b)	7,209	589,047
Voya Financial, Inc.	10,100	684,376
Western Union Co. (The)	30,184	319,347
WEX, Inc.(a)(b)	3,652	573,437

		5,298,003

Food Products — 1.2%
Darling Ingredients, Inc.(a)(b)	16,710	522,020
Flowers Foods, Inc.	20,774	394,914
Ingredion, Inc.	6,770	915,372
Lancaster Colony Corp.	2,018	353,150
Pilgrim’s Pride Corp.(a)	4,342	236,682
Post Holdings, Inc.(a)	4,807	559,343

		2,981,481

Gas Utilities — 1.0%
New Jersey Resources Corp.	10,567	518,417
ONE Gas, Inc.	6,043	456,790
Southwest Gas Holdings, Inc.	6,337	454,997
Spire, Inc.	6,190	484,368
UGI Corp.	22,547	745,629

		2,660,201

Ground Transportation — 1.7%
Avis Budget Group, Inc.(a)	1,852	140,567
Knight-Swift Transportation Holdings, Inc.	16,993	739,026
Landstar System, Inc.	3,710	557,242
Ryder System, Inc.	4,419	635,496
Saia, Inc.(a)(b)	2,791	975,259
XPO, Inc.(a)(b)	12,307	1,323,987

		4,371,577

Health Care Equipment & Supplies — 1.8%
DENTSPLY SIRONA, Inc.	21,079	314,920
Envista Holdings Corp.(a)	18,244	314,891
Globus Medical, Inc., Class A(a)	11,939	873,935
Haemonetics Corp.(a)	5,330	338,722
Lantheus Holdings, Inc.(a)	7,297	712,187
LivaNova PLC(a)	5,677	222,993
Masimo Corp.(a)	4,664	777,022
Penumbra, Inc.(a)(b)	4,029	1,077,395

		4,632,065

Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.(a)	9,846	298,531
Amedisys, Inc.(a)	3,424	317,165
Chemed Corp.(b)	1,573	967,898
Encompass Health Corp.	10,575	1,071,036

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Ensign Group, Inc. (The)	5,986	$774,588
HealthEquity, Inc.(a)(b)	9,096	803,814
Option Care Health, Inc.(a)	18,124	633,434
Tenet Healthcare Corp.(a)	9,982	1,342,579

		6,209,045

Health Care REITs — 0.9%
Healthcare Realty Trust, Inc.	37,734	637,704
Omega Healthcare Investors, Inc.	29,583	1,126,521
Sabra Health Care REIT, Inc.	24,885	434,741

		2,198,966

Health Care Technology — 0.3%
Doximity, Inc., Class A(a)	14,010	813,000

Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	22,098	236,007

Hotels, Restaurants & Leisure — 3.6%
Aramark	28,051	968,321
Boyd Gaming Corp.	7,034	463,048
Choice Hotels International, Inc.(b)	2,368	314,423
Churchill Downs, Inc.	7,715	856,905
Hilton Grand Vacations, Inc.(a)(b)	6,576	246,008
Hyatt Hotels Corp., Class A	4,502	551,495
Light & Wonder, Inc., Class A(a)	9,269	802,788
Marriott Vacations Worldwide Corp.	3,358	215,718
Planet Fitness, Inc., Class A(a)	8,836	853,646
Texas Roadhouse, Inc.	7,002	1,166,743
Travel + Leisure Co.	7,152	331,066
Vail Resorts, Inc.	3,930	628,879
Wendy’s Co. (The)	17,902	261,906
Wingstop, Inc.	3,066	691,629
Wyndham Hotels & Resorts, Inc.	8,161	738,652

		9,091,227

Household Durables — 1.9%
KB Home	7,299	424,218
Somnigroup International, Inc.	20,072	1,201,911
Taylor Morrison Home Corp., Class A(a)	11,018	661,521
Toll Brothers, Inc.	10,485	1,107,111
TopBuild Corp.(a)(b)	3,077	938,331
Whirlpool Corp.	5,879	529,874

		4,862,966

Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc.	6,118	432,971

Industrial REITs — 1.3%
EastGroup Properties, Inc.	5,451	960,194
First Industrial Realty Trust, Inc.	13,897	749,882
Rexford Industrial Realty, Inc.	23,884	935,058
STAG Industrial, Inc.	19,582	707,302

		3,352,436

Insurance — 5.7%
American Financial Group, Inc.	7,581	995,688
Brighthouse Financial, Inc.(a)	6,174	358,030
CNO Financial Group, Inc.	10,904	454,152
Fidelity National Financial, Inc., Class A	27,285	1,775,708
First American Financial Corp.	10,811	709,526
Hanover Insurance Group, Inc. (The)	3,783	658,053
Kemper Corp.	6,426	429,578
Kinsale Capital Group, Inc.(b)	2,323	1,130,627
Old Republic International Corp.	24,485	960,302
Primerica, Inc.	3,503	996,709
Reinsurance Group of America, Inc.	6,915	1,361,563

Security	Shares	Value

Insurance (continued)
RenaissanceRe Holdings Ltd.	5,169	$1,240,560
RLI Corp.	8,884	713,652
Ryan Specialty Holdings, Inc., Class A	11,168	824,980
Selective Insurance Group, Inc.	6,473	592,538
Unum Group	15,532	1,265,237

		14,466,903

Interactive Media & Services — 0.1%
ZoomInfo Technologies, Inc., Class A(a)	28,997	289,970

IT Services — 0.4%
ASGN, Inc.(a)	4,690	295,564
Kyndryl Holdings, Inc.(a)	24,425	766,945

		1,062,509

Leisure Products — 0.6%
Brunswick Corp.	7,036	378,888
Mattel, Inc.(a)	35,363	687,103
Polaris, Inc.	5,672	232,212
YETI Holdings, Inc.(a)(b)	8,869	293,564

		1,591,767

Life Sciences Tools & Services — 1.9%
Avantor, Inc.(a)	71,470	1,158,529
Bio-Rad Laboratories, Inc., Class A(a)	2,025	493,209
Bruker Corp.	11,630	485,436
Illumina, Inc.(a)	16,626	1,319,107
Medpace Holdings, Inc.(a)	2,622	798,897
Repligen Corp.(a)	5,470	696,003

		4,951,181

Machinery — 5.3%
AGCO Corp.	6,596	610,592
Chart Industries, Inc.(a)	4,414	637,205
CNH Industrial NV	91,410	1,122,515
Crane Co.	5,106	782,137
Donaldson Co., Inc.	12,535	840,597
Esab Corp.	5,964	694,806
Flowserve Corp.	13,790	673,504
Graco, Inc.	17,724	1,480,131
ITT, Inc.	8,544	1,103,543
Lincoln Electric Holdings, Inc.	5,923	1,120,395
Middleby Corp. (The)(a)	5,646	858,079
Mueller Industries, Inc.	11,938	908,959
Oshkosh Corp.	6,830	642,566
Terex Corp.	7,082	267,558
Timken Co. (The)	6,706	481,960
Toro Co. (The)	10,562	768,386
Watts Water Technologies, Inc., Class A	2,915	594,427

		13,587,360

Marine Transportation — 0.2%
Kirby Corp.(a)	6,112	617,373

Media — 0.6%
New York Times Co. (The), Class A	17,127	849,499
Nexstar Media Group, Inc., Class A	3,064	549,130

		1,398,629

Metals & Mining — 2.6%
Alcoa Corp.	27,118	827,099
Carpenter Technology Corp.	5,243	949,927
Cleveland-Cliffs, Inc.(a)	50,887	418,291
Commercial Metals Co.	12,136	558,377
Reliance, Inc.	5,680	1,640,100

12	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Royal Gold, Inc.	6,902	$1,128,546
United States Steel Corp.	23,635	998,815

		6,521,155

Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Annaly Capital Management, Inc.	60,703	1,232,878
Starwood Property Trust, Inc.	33,621	664,687

		1,897,565

Office REITs — 0.7%
COPT Defense Properties	11,760	320,695
Cousins Properties, Inc.	17,814	525,513
Kilroy Realty Corp.	11,117	364,193
Vornado Realty Trust	17,429	644,699

		1,855,100

Oil, Gas & Consumable Fuels — 0.9%
Antero Midstream Corp.	35,172	633,096
DT Midstream, Inc.	10,634	1,025,968
HF Sinclair Corp.	17,033	560,045
PBF Energy, Inc., Class A	10,373	198,021

		2,417,130

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	6,663	612,863

Passenger Airlines — 0.3%
American Airlines Group, Inc.(a)	69,021	728,172

Personal Care Products — 0.6%
BellRing Brands, Inc.(a)	13,465	1,002,604
Coty, Inc., Class A(a)	39,777	217,580
elf Beauty, Inc.(a)	5,979	375,421

		1,595,605

Pharmaceuticals — 0.3%
Jazz Pharmaceuticals PLC(a)	6,411	795,926

Professional Services — 1.9%
Concentrix Corp.	4,843	269,464
ExlService Holdings, Inc.(a)	16,887	797,235
Exponent, Inc.	5,411	438,616
FTI Consulting, Inc.(a)	3,709	608,573
Genpact Ltd.	16,919	852,379
Insperity, Inc.	3,698	329,973
ManpowerGroup, Inc.	4,977	288,069
Maximus, Inc.	5,918	403,548
Paylocity Holding Corp.(a)	4,576	857,268

		4,845,125

Real Estate Management & Development — 0.5%
Jones Lang LaSalle, Inc.(a)(b)	4,980	1,234,592

Residential REITs — 1.2%
American Homes 4 Rent, Class A	33,298	1,258,997
Equity LifeStyle Properties, Inc.	20,054	1,337,602
Independence Realty Trust, Inc.	24,190	513,554

		3,110,153

Retail REITs — 1.2%
Agree Realty Corp.	11,233	867,075
Brixmor Property Group, Inc.	32,163	853,928
Kite Realty Group Trust	23,410	523,682
NNN REIT, Inc.	19,687	839,650

		3,084,335

Semiconductors & Semiconductor Equipment — 2.3%
Allegro MicroSystems, Inc.(a)	13,855	348,176
Amkor Technology, Inc.	11,862	214,228

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc.(a)	5,659	$563,948
Lattice Semiconductor Corp.(a)(b)	14,482	759,581
MACOM Technology Solutions Holdings, Inc.(a)	6,257	628,078
MKS Instruments, Inc.	7,068	566,500
Onto Innovation, Inc.(a)	5,185	629,148
Power Integrations, Inc.	6,029	304,464
Rambus, Inc.(a)	11,348	587,543
Silicon Laboratories, Inc.(a)(b)	3,394	382,062
Synaptics, Inc.(a)	4,097	261,061
Universal Display Corp.	4,633	646,211

		5,891,000

Software — 3.7%
Appfolio, Inc., Class A(a)	2,442	536,996
BILL Holdings, Inc.(a)	9,860	452,475
Blackbaud, Inc.(a)	3,976	246,711
Commvault Systems, Inc.(a)	4,657	734,688
Docusign, Inc.(a)	21,205	1,726,087
Dolby Laboratories, Inc., Class A	6,430	516,393
Dropbox, Inc., Class A(a)	22,726	607,012
Dynatrace, Inc.(a)	31,421	1,481,500
Guidewire Software, Inc.(a)(b)	8,767	1,642,585
Manhattan Associates, Inc.(a)(b)	6,416	1,110,225
Qualys, Inc.(a)	3,885	489,238

		9,543,910

Specialized REITs — 2.0%
CubeSmart	23,739	1,013,893
EPR Properties	8,076	424,878
Gaming & Leisure Properties, Inc.	28,801	1,465,971
Lamar Advertising Co., Class A	9,230	1,050,189
National Storage Affiliates Trust	7,332	288,881
PotlatchDeltic Corp.	7,496	338,220
Rayonier, Inc.	14,748	411,174

		4,993,206

Specialty Retail — 3.0%
Abercrombie & Fitch Co., Class A(a)	5,300	404,761
AutoNation, Inc.(a)	2,712	439,127
Burlington Stores, Inc.(a)	6,592	1,571,071
Chewy, Inc., Class A(a)	17,550	570,551
Five Below, Inc.(a)	5,785	433,441
Floor & Decor Holdings, Inc., Class A(a)	11,256	905,770
GameStop Corp., Class A(a)	42,677	952,551
Gap, Inc. (The)	23,386	481,986
Lithia Motors, Inc., Class A	2,796	820,738
Penske Automotive Group, Inc.	1,955	281,481
RH(a)	1,610	377,400
Valvoline, Inc.(a)	13,361	465,096

		7,703,973

Technology Hardware, Storage & Peripherals — 0.6%
Pure Storage, Inc., Class A(a)	32,531	1,440,147

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.(a)	12,328	243,232
Columbia Sportswear Co.	3,397	257,119
Crocs, Inc.(a)(b)	5,885	624,987
PVH Corp.	5,816	375,946
Skechers U.S.A., Inc., Class A(a)	13,813	784,302
Under Armour, Inc., Class A(a)	20,648	129,050
Under Armour, Inc., Class C, NVS(a)	13,962	83,074

		2,497,710

Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	4,029	907,895

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Core & Main, Inc., Class A(a)	19,963	$964,412
GATX Corp.	3,789	588,318
MSC Industrial Direct Co., Inc., Class A	4,771	370,564
Watsco, Inc.	3,656	1,858,345
WESCO International, Inc	4,660	723,698

		5,413,232

Water Utilities — 0.4%
Essential Utilities, Inc.	26,519	1,048,296

Total Long-Term Investments — 99.7% (Cost: $245,994,943)		254,796,586

Short-Term Securities

Money Market Funds — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(c)(d)(e)	12,006,212	12,012,215
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(c)(d)	440,236	440,236

Total Short-Term Securities — 4.9% (Cost: $12,451,072)		12,452,451

Total Investments — 104.6% (Cost: $258,446,015)		267,249,037

Liabilities in Excess of Other Assets — (4.6)%		(11,709,477)

Net Assets — 100.0%		$255,539,560

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,474,748	$3,535,888	(a)	$—	$2,017	$(438)	$12,012,215	12,006,212	$23,162	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	258,761	181,475	(a)	—	—	—	440,236	440,236	24,296		—

					$2,017	$(438)	$12,452,451		$47,458		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

14	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Mid-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	1	06/20/25	$294	$(1,201)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,201	$—	$—	$—	$1,201

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(51,122)	$—	$—	$—	$(51,122)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(4,349)	$—	$—	$—	$(4,349)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$526,658

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Mid-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$254,796,586	$—	$—	$254,796,586
Short-Term Securities
Money Market Funds	12,452,451	—	—	12,452,451

	$267,249,037	$—	$—	$267,249,037

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,201)	$—	$—	$(1,201)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
AAR Corp.(a)	2,968	$166,178
AeroVironment, Inc.(a)	2,359	281,169
Mercury Systems, Inc.(a)	4,265	183,779
Triumph Group, Inc.(a)	6,517	165,141

		796,267

Air Freight & Logistics — 0.2%
Forward Air Corp.(a)	1,689	33,932
Hub Group, Inc., Class A	5,103	189,678

		223,610

Automobile Components — 1.3%
Adient PLC(a)	7,056	90,740
American Axle & Manufacturing Holdings, Inc.(a)(b)	9,884	40,228
Dana, Inc.	10,862	144,791
Dorman Products, Inc.(a)	2,291	276,157
Fox Factory Holding Corp.(a)	3,504	81,783
Gentherm, Inc.(a)	2,610	69,791
LCI Industries	2,140	187,100
Patrick Industries, Inc.	2,832	239,474
Standard Motor Products, Inc.	1,747	43,553
XPEL, Inc.(a)	1,912	56,175

		1,229,792

Automobiles — 0.1%
Winnebago Industries, Inc.	2,387	82,256

Banks — 9.1%
Ameris Bancorp	4,954	285,202
Atlantic Union Bankshares Corp.	6,165	191,978
Axos Financial, Inc.(a)	4,436	286,211
Banc of California, Inc.	11,218	159,183
BancFirst Corp.	1,680	184,582
Bancorp, Inc. (The)(a)(b)	3,634	192,021
Bank of Hawaii Corp.	2,950	203,462
BankUnited, Inc.	5,522	190,178
Banner Corp.	2,537	161,785
Berkshire Hills Bancorp, Inc.	3,833	100,003
Brookline Bancorp, Inc.	6,958	75,842
Capitol Federal Financial, Inc.	10,200	57,120
Cathay General Bancorp	4,848	208,609
Central Pacific Financial Corp.	1,892	51,160
City Holding Co.	1,126	132,271
Community Financial System, Inc.	3,956	224,938
Customers Bancorp, Inc.(a)	2,133	107,077
CVB Financial Corp.	11,020	203,429
Dime Community Bancshares, Inc.	3,272	91,223
Eagle Bancorp, Inc.	2,182	45,822
FB Financial Corp.	2,951	136,808
First BanCorp/Puerto Rico	11,139	213,535
First Bancorp/Southern Pines NC	3,039	121,986
First Commonwealth Financial Corp.	7,284	113,193
First Financial Bancorp	7,166	179,007
First Hawaiian, Inc.	10,628	259,748
Fulton Financial Corp.	12,992	235,025
Hanmi Financial Corp.	1,808	40,969
Heritage Financial Corp.	2,413	58,708
Hilltop Holdings, Inc.	3,873	117,933
Hope Bancorp, Inc.	8,905	93,235
Independent Bank Corp.	2,948	184,692
Lakeland Financial Corp.	2,035	120,960
National Bank Holdings Corp., Class A	2,912	111,442
NBT Bancorp, Inc.	3,612	154,955

Security	Shares	Value

Banks (continued)
Northwest Bancshares, Inc.	9,383	$112,784
OFG Bancorp	3,302	132,146
Pacific Premier Bancorp, Inc.	6,665	142,098
Park National Corp.	1,222	185,011
Pathward Financial, Inc.	1,738	126,787
Preferred Bank	561	46,933
Provident Financial Services, Inc.	7,629	130,990
Renasant Corp.	4,649	157,741
S&T Bancorp, Inc.	2,913	107,927
Seacoast Banking Corp. of Florida	6,010	154,637
ServisFirst Bancshares, Inc.	4,212	347,911
Simmons First National Corp., Class A	9,189	188,650
Southside Bancshares, Inc.	2,138	61,917
Stellar Bancorp, Inc.	3,989	110,336
Tompkins Financial Corp.	1,057	66,570
Triumph Financial, Inc.(a)	1,841	106,410
TrustCo Bank Corp.	1,323	40,325
Trustmark Corp.	4,243	146,341
United Community Banks, Inc.	8,263	232,438
Veritex Holdings, Inc.	4,019	100,354
WaFd, Inc.	6,784	193,887
Westamerica BanCorp	1,959	99,184
WSFS Financial Corp.	4,151	215,312

		8,500,981

Beverages — 0.1%
MGP Ingredients, Inc.	1,181	34,698
National Beverage Corp.	1,974	82,000

		116,698

Biotechnology — 3.2%
ACADIA Pharmaceuticals, Inc.(a)	10,351	171,930
ADMA Biologics, Inc.(a)	19,895	394,717
Alkermes PLC(a)	13,670	451,383
Arcus Biosciences, Inc.(a)	5,610	44,039
Arrowhead Pharmaceuticals, Inc.(a)	10,600	135,044
Catalyst Pharmaceuticals, Inc.(a)	9,458	229,356
Dynavax Technologies Corp.(a)	10,249	132,930
Krystal Biotech, Inc.(a)	2,130	384,039
Myriad Genetics, Inc.(a)	7,641	67,776
Protagonist Therapeutics, Inc.(a)	5,011	242,332
TG Therapeutics, Inc.(a)	11,226	442,641
Vericel Corp.(a)(b)	4,160	185,619
Vir Biotechnology, Inc.(a)	7,757	50,265
Xencor, Inc.(a)(b)	5,894	62,712

		2,994,783

Broadline Retail — 0.6%
Etsy, Inc.(a)	9,464	446,511
Kohl’s Corp.	9,416	77,023

		523,534

Building Products — 2.9%
American Woodmark Corp.(a)	1,265	74,420
Apogee Enterprises, Inc.	1,850	85,710
Armstrong World Industries, Inc.	3,665	516,325
AZZ, Inc.	2,522	210,864
CSW Industrials, Inc.(b)	1,411	411,335
Gibraltar Industries, Inc.(a)	2,556	149,935
Griffon Corp.	3,316	237,094
Hayward Holdings, Inc.(a)	11,964	166,539
Insteel Industries, Inc.	1,509	39,687
Masterbrand, Inc.(a)	10,700	139,742
Quanex Building Products Corp.	3,959	73,598

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Resideo Technologies, Inc.(a)	12,361	$218,790
Zurn Elkay Water Solutions Corp.	12,008	396,024

		2,720,063

Capital Markets — 2.8%
Acadian Asset Management, Inc.	2,371	61,314
Artisan Partners Asset Management, Inc., Class A	5,070	198,237
BGC Group, Inc., Class A	24,410	223,840
Cohen & Steers, Inc.	2,254	180,883
Donnelley Financial Solutions, Inc.(a)	2,249	98,304
Moelis & Co., Class A	3,649	212,956
Piper Sandler Cos	1,353	335,084
PJT Partners, Inc., Class A	1,993	274,795
StepStone Group, Inc., Class A	5,547	289,720
StoneX Group, Inc.(a)(b)	3,601	275,044
Virtu Financial, Inc., Class A	6,803	259,330
Virtus Investment Partners, Inc.	560	96,522
WisdomTree, Inc.	9,558	85,257

		2,591,286

Chemicals — 2.1%
AdvanSix, Inc.	2,256	51,098
Balchem Corp.	2,734	453,844
Hawkins, Inc.	1,603	169,790
HB Fuller Co.	4,593	257,759
Ingevity Corp.(a)	3,069	121,502
Innospec, Inc.	2,106	199,544
Koppers Holdings, Inc.	1,689	47,292
Minerals Technologies, Inc.	2,681	170,431
Quaker Chemical Corp.	1,156	142,893
Sensient Technologies Corp.	3,568	265,566
Stepan Co.	1,774	97,641

		1,977,360

Commercial Services & Supplies — 2.2%
ABM Industries, Inc.	5,229	247,646
Brady Corp., Class A, NVS	3,718	262,640
Deluxe Corp.	3,743	59,177
Enviri Corp.(a)	6,743	44,841
GEO Group, Inc. (The)(a)	11,432	333,929
Healthcare Services Group, Inc.(a)	6,192	62,415
HNI Corp.	4,021	178,331
Interface, Inc., Class A	4,892	97,057
Liquidity Services, Inc.(a)(b)	1,915	59,384
Matthews International Corp., Class A	2,588	57,557
MillerKnoll, Inc.	5,730	109,672
OPENLANE, Inc.(a)	8,987	173,269
Pitney Bowes, Inc.	9,798	88,672
Pursuit Attractions & Hospitality, Inc.(a)	1,788	63,277
UniFirst Corp.	1,265	220,110

		2,057,977

Communications Equipment — 1.0%
Calix, Inc.(a)	4,964	175,924
Digi International, Inc.(a)	3,102	86,329
Extreme Networks, Inc.(a)	11,178	147,885
Harmonic, Inc.(a)	9,882	94,768
NetScout Systems, Inc.(a)	6,054	127,195
Viasat, Inc.(a)	7,158	74,586
Viavi Solutions, Inc.(a)	18,720	209,477

		916,164

Construction & Engineering — 1.2%
Arcosa, Inc.	4,106	316,655
Dycom Industries, Inc.(a)	2,453	373,690

Security	Shares	Value

Construction & Engineering (continued)
Granite Construction, Inc.(b)	3,651	$275,285
MYR Group, Inc.(a)	1,359	153,689

		1,119,319

Consumer Finance — 0.7%
Bread Financial Holdings, Inc.	1,688	84,535
Encore Capital Group, Inc.(a)	1,989	68,183
Enova International, Inc.(a)	2,170	209,535
Navient Corp.	6,234	78,735
PRA Group, Inc.(a)	3,327	68,603
PROG Holdings, Inc.	3,516	93,526
World Acceptance Corp.(a)	271	34,295

		637,412

Consumer Staples Distribution & Retail — 0.8%
Andersons, Inc. (The)	2,716	116,598
Chefs’ Warehouse, Inc. (The)(a)	2,956	160,984
Grocery Outlet Holding Corp.(a)	8,209	114,762
PriceSmart, Inc.	2,090	183,606
SpartanNash Co.	2,854	57,822
United Natural Foods, Inc.(a)	5,055	138,456

		772,228

Containers & Packaging — 0.5%
O-I Glass, Inc.(a)	12,958	148,628
Sealed Air Corp.	10,295	297,526

		446,154

Diversified Consumer Services — 1.4%
Adtalem Global Education, Inc.(a)	3,133	315,305
Frontdoor, Inc.(a)	6,390	245,504
Mister Car Wash, Inc.(a)(b)	7,908	62,394
Perdoceo Education Corp.	4,208	105,957
Strategic Education, Inc.	2,046	171,782
Stride, Inc.(a)	3,597	455,021

		1,355,963

Diversified REITs — 0.9%
Alexander & Baldwin, Inc.	6,100	105,103
American Assets Trust, Inc.	3,951	79,573
Armada Hoffler Properties, Inc.	6,757	50,745
Essential Properties Realty Trust, Inc.	15,777	514,961
Global Net Lease, Inc.	16,617	133,601

		883,983

Diversified Telecommunication Services — 0.6%
Cogent Communications Holdings, Inc.	3,552	217,773
Lumen Technologies, Inc.(a)	85,368	334,643

		552,416

Electric Utilities — 0.3%
Otter Tail Corp.	3,523	283,143

Electrical Equipment — 0.4%
Powell Industries, Inc.(b)	792	134,902
Sunrun, Inc.(a)	18,891	110,701
Vicor Corp.(a)(b)	1,936	90,566

		336,169

Electronic Equipment, Instruments & Components — 3.7%
Advanced Energy Industries, Inc.	3,171	302,228
Arlo Technologies, Inc.(a)	8,438	83,283
Badger Meter, Inc.	2,474	470,679
Benchmark Electronics, Inc.	3,018	114,775
CTS Corp.	2,526	104,955
ePlus, Inc.(a)(b)	2,214	135,120
Insight Enterprises, Inc.(a)(b)	2,300	344,977

18	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Itron, Inc.(a)	3,794	$397,459
Knowles Corp.(a)	7,369	112,009
OSI Systems, Inc.(a)	1,313	255,168
PC Connection, Inc.	1,046	65,291
Plexus Corp.(a)	2,273	291,240
Rogers Corp.(a)	1,434	96,838
Sanmina Corp.(a)	4,567	347,914
ScanSource, Inc.(a)	1,815	61,728
TTM Technologies, Inc.(a)	8,558	175,525
Vishay Intertechnology, Inc.	9,445	150,176

		3,509,365

Energy Equipment & Services — 1.1%
Archrock, Inc.	14,739	386,751
Bristow Group, Inc.(a)	2,077	65,592
Cactus, Inc., Class A	5,617	257,427
Core Laboratories, Inc.(b)	3,966	59,450
Helix Energy Solutions Group, Inc.(a)	12,019	99,878
Tidewater, Inc.(a)	4,041	170,813

		1,039,911

Entertainment — 0.5%
Cinemark Holdings, Inc.	8,987	223,687
Madison Square Garden Sports Corp., Class A(a)	1,410	274,555

		498,242

Financial Services — 2.3%
EVERTEC, Inc.	5,355	196,903
HA Sustainable Infrastructure Capital, Inc.	10,000	292,400
Jackson Financial, Inc., Class A	428	35,858
Mr. Cooper Group, Inc.(a)	5,346	639,382
NMI Holdings, Inc., Class A(a)	6,595	237,750
Payoneer Global, Inc.(a)	18,776	137,252
Radian Group, Inc.	12,194	403,255
Walker & Dunlop, Inc.	2,705	230,899

		2,173,699

Food Products — 1.2%
B&G Foods, Inc.	6,655	45,720
Cal-Maine Foods, Inc.	3,427	311,514
Fresh Del Monte Produce, Inc.	2,826	87,126
J & J Snack Foods Corp.	1,311	172,685
John B Sanfilippo & Son, Inc.	763	54,066
Simply Good Foods Co. (The)(a)	7,729	266,573
Tootsie Roll Industries, Inc.	1,508	47,472
TreeHouse Foods, Inc.(a)	3,798	102,888

		1,088,044

Gas Utilities — 0.7%
Chesapeake Utilities Corp.	1,920	246,585
MDU Resources Group, Inc.	17,193	290,734
Northwest Natural Holding Co.	3,374	144,137

		681,456

Ground Transportation — 0.8%
ArcBest Corp.	1,955	137,984
Heartland Express, Inc.	3,630	33,469
Hertz Global Holdings, Inc.(a)(b)	10,247	40,373
Marten Transport Ltd.	4,878	66,926
RXO, Inc.(a)	11,886	227,023
Schneider National, Inc., Class B	3,944	90,120
Werner Enterprises, Inc.	5,200	152,360

		748,255

Health Care Equipment & Supplies — 3.9%
Artivion, Inc.(a)	3,175	78,042

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Avanos Medical, Inc.(a)	3,886	$55,686
CONMED Corp.	2,601	157,074
Embecta Corp.	4,870	62,093
Enovis Corp.(a)	4,780	182,644
Glaukos Corp.(a)(b)	4,638	456,472
ICU Medical, Inc.(a)	2,062	286,329
Inspire Medical Systems, Inc.(a)(b)	2,494	397,244
Integer Holdings Corp.(a)	2,823	333,142
Integra LifeSciences Holdings Corp.(a)	5,599	123,122
LeMaitre Vascular, Inc.	1,723	144,560
Merit Medical Systems, Inc.(a)	4,901	518,085
Omnicell, Inc.(a)	3,904	136,484
QuidelOrtho Corp.(a)	5,556	194,293
STAAR Surgical Co.(a)	4,160	73,341
Tandem Diabetes Care, Inc.(a)	5,523	105,821
TransMedics Group, Inc.(a)(b)	2,822	189,864
UFP Technologies, Inc.(a)	613	123,648

		3,617,944

Health Care Providers & Services — 2.4%
AdaptHealth Corp.(a)	8,955	97,072
Addus HomeCare Corp.(a)	1,510	149,324
AMN Healthcare Services, Inc.(a)	3,205	78,394
Astrana Health, Inc.(a)	3,485	108,070
CorVel Corp.(a)	2,291	256,523
National HealthCare Corp.	1,041	96,605
NeoGenomics, Inc.(a)	10,830	102,777
Owens & Minor, Inc.(a)	6,241	56,356
Patterson Cos., Inc.	6,620	206,809
Pediatrix Medical Group, Inc.(a)	7,094	102,792
Premier, Inc., Class A	7,676	147,993
Privia Health Group, Inc.(a)	8,715	195,652
Progyny, Inc.(a)	6,248	139,580
RadNet, Inc.(a)(b)	5,487	272,814
Select Medical Holdings Corp.	8,797	146,910
U.S. Physical Therapy, Inc.	1,267	91,680

		2,249,351

Health Care REITs — 1.0%
CareTrust REIT, Inc.	15,775	450,849
LTC Properties, Inc.	3,808	134,994
Medical Properties Trust, Inc.	50,553	304,835
Universal Health Realty Income Trust	1,071	43,868

		934,546

Health Care Technology — 0.3%
Certara, Inc.(a)	9,269	91,763
HealthStream, Inc.	2,029	65,293
Schrodinger, Inc.(a)	4,693	92,640
Simulations Plus, Inc.	1,368	33,543

		283,239

Hotel & Resort REITs — 0.8%
Apple Hospitality REIT, Inc.	18,760	242,192
DiamondRock Hospitality Co.	17,380	134,174
Pebblebrook Hotel Trust	10,046	101,766
Summit Hotel Properties, Inc.	9,174	49,631
Sunstone Hotel Investors, Inc.	16,862	158,671
Xenia Hotels & Resorts, Inc.	8,611	101,265

		787,699

Hotels, Restaurants & Leisure — 2.3%
BJ’s Restaurants, Inc.(a)(b)	1,928	66,053
Bloomin’ Brands, Inc.	6,369	45,666
Brinker International, Inc.(a)	3,736	556,851

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cheesecake Factory, Inc. (The)	3,965	$192,937
Cracker Barrel Old Country Store, Inc.	1,869	72,555
Dave & Buster’s Entertainment, Inc.(a)	2,589	45,489
Golden Entertainment, Inc.	1,740	45,919
Jack in the Box, Inc.	1,592	43,286
Monarch Casino & Resort, Inc.	1,067	82,959
Papa John’s International, Inc.	2,741	112,600
Penn Entertainment, Inc.(a)(b)	12,594	205,408
Sabre Corp.(a)	32,404	91,055
Shake Shack, Inc., Class A(a)	3,371	297,221
Six Flags Entertainment Corp.	7,853	280,117

		2,138,116

Household Durables — 3.4%
Cavco Industries, Inc.(a)	674	350,231
Century Communities, Inc.	2,290	153,659
Champion Homes, Inc.(a)	4,430	419,787
Dream Finders Homes, Inc., Class A(a)	2,303	51,956
Ethan Allen Interiors, Inc.	1,919	53,156
Green Brick Partners, Inc.(a)	2,588	150,906
Helen of Troy Ltd.(a)	1,917	102,540
Installed Building Products, Inc.	1,955	335,204
La-Z-Boy, Inc.	3,480	136,033
Leggett & Platt, Inc.	11,269	89,138
LGI Homes, Inc.(a)	1,747	116,123
M/I Homes, Inc.(a)	2,283	260,673
Meritage Homes Corp.	6,087	431,447
Newell Brands, Inc.	35,096	217,595
Sonos, Inc.(a)	10,010	106,807
Tri Pointe Homes, Inc.(a)	7,877	251,434

		3,226,689

Household Products — 0.7%
Central Garden & Pet Co.(a)	775	28,412
Central Garden & Pet Co., Class A, NVS(a)	4,247	139,004
Energizer Holdings, Inc.	5,533	165,547
WD-40 Co.	1,140	278,160

		611,123

Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc., Class A	2,910	82,818
Clearway Energy, Inc., Class C	6,970	210,982

		293,800

Industrial REITs — 0.9%
Innovative Industrial Properties, Inc.	2,385	129,005
LXP Industrial Trust	24,860	215,039
Terreno Realty Corp.	8,388	530,289

		874,333

Insurance — 2.8%
AMERISAFE, Inc.	1,607	84,448
Assured Guaranty Ltd.	4,027	354,779
Employers Holdings, Inc.	1,863	94,342
Genworth Financial, Inc., Class A(a)	29,115	206,425
Goosehead Insurance, Inc., Class A	2,049	241,905
HCI Group, Inc.	716	106,849
Horace Mann Educators Corp.	2,976	127,164
Lincoln National Corp.	9,926	356,443
Mercury General Corp.	2,230	124,657
Palomar Holdings, Inc.(a)	2,230	305,688
ProAssurance Corp.(a)	3,574	83,453
Safety Insurance Group, Inc.	1,250	98,600
SiriusPoint Ltd.(a)	5,670	98,034
Stewart Information Services Corp.	2,343	167,173

Security	Shares	Value

Insurance (continued)
Trupanion, Inc.(a)	2,814	$104,878
United Fire Group, Inc.	1,789	52,704

		2,607,542

Interactive Media & Services — 1.2%
Cargurus, Inc., Class A(a)	7,414	215,970
Cars.com, Inc.(a)	5,015	56,519
IAC, Inc.(a)	5,961	273,848
QuinStreet, Inc.(a)	4,747	84,686
Shutterstock, Inc.	2,049	38,173
TripAdvisor, Inc.(a)	9,279	131,483
Yelp, Inc.(a)	5,551	205,554
Ziff Davis, Inc.(a)	3,594	135,063

		1,141,296

IT Services — 0.6%
DigitalOcean Holdings, Inc.(a)(b)	5,349	178,603
DXC Technology Co.(a)	15,262	260,217
Grid Dynamics Holdings, Inc., Class A(a)	5,185	81,145

		519,965

Leisure Products — 0.3%
Acushnet Holdings Corp.	2,300	157,918
Topgolf Callaway Brands Corp.(a)	11,912	78,500

		236,418

Life Sciences Tools & Services — 0.3%
Azenta, Inc.(a)	3,841	133,052
BioLife Solutions, Inc.(a)(b)	3,046	69,571
Cytek Biosciences, Inc.(a)	8,905	35,709
Mesa Laboratories, Inc.	459	54,465
OmniAb, Inc., 12.50 Earnout Shares(a)(c)	262	—
OmniAb, Inc., 15.00 Earnout Shares(a)(c)	262	—

		292,797

Machinery — 5.0%
Alamo Group, Inc.	873	155,577
Astec Industries, Inc.	1,923	66,247
Enerpac Tool Group Corp., Class A	4,576	205,279
Enpro, Inc.	1,768	286,045
ESCO Technologies, Inc.	2,169	345,131
Federal Signal Corp.	5,142	378,194
Franklin Electric Co., Inc.	3,308	310,555
Gates Industrial Corp. PLC(a)	19,109	351,797
Greenbrier Cos., Inc. (The)	2,642	135,323
Hillenbrand, Inc.	5,903	142,499
JBT Marel Corp.	3,881	474,258
Kadant, Inc.	987	332,530
Kennametal, Inc.	6,507	138,599
Lindsay Corp.	910	115,133
Proto Labs, Inc.(a)	2,065	72,358
SPX Technologies, Inc.(a)	3,898	501,985
Standex International Corp.	1,000	161,390
Tennant Co.	1,593	127,042
Titan International, Inc.(a)	4,034	33,845
Trinity Industries, Inc.	6,923	194,259
Worthington Enterprises, Inc.	2,616	131,036

		4,659,082

Marine Transportation — 0.4%
Matson, Inc.	2,795	358,235

Media — 0.6%
Cable One, Inc.	389	103,385
John Wiley & Sons, Inc., Class A	3,457	154,044
Scholastic Corp., NVS	2,115	39,931

20	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
TEGNA, Inc.	13,569	$247,227
Thryv Holdings, Inc.(a)	3,411	43,695

		588,282

Metals & Mining — 0.7%
Century Aluminum Co.(a)	4,371	81,126
Kaiser Aluminum Corp.	1,328	80,503
Materion Corp.	1,751	142,882
Metallus, Inc.(a)	3,177	42,445
MP Materials Corp., Class A(a)(b)	10,177	248,420
SunCoke Energy, Inc.	7,103	65,348

		660,724

Mortgage Real Estate Investment Trusts (REITs) — 1.4%
Apollo Commercial Real Estate Finance, Inc.	10,769	103,059
Arbor Realty Trust, Inc.(b)	12,194	143,280
ARMOUR Residential REIT, Inc.	6,424	109,850
Blackstone Mortgage Trust, Inc., Class A	14,425	288,500
Ellington Financial, Inc.	7,613	100,948
Franklin BSP Realty Trust, Inc.	6,983	88,964
KKR Real Estate Finance Trust, Inc.	4,852	52,402
New York Mortgage Trust, Inc.	7,614	49,415
PennyMac Mortgage Investment Trust	7,295	106,872
Ready Capital Corp.	14,164	72,095
Redwood Trust, Inc.	11,161	67,747
Two Harbors Investment Corp.	8,765	117,100

		1,300,232

Multi-Utilities — 0.1%
Unitil Corp.	1,365	78,747

Office REITs — 1.1%
Brandywine Realty Trust	14,566	64,964
Douglas Emmett, Inc.	11,952	191,232
Easterly Government Properties, Inc.	8,356	88,574
Highwoods Properties, Inc.	9,047	268,153
JBG SMITH Properties	7,098	114,349
SL Green Realty Corp.	5,888	339,737

		1,067,009

Oil, Gas & Consumable Fuels — 0.5%
CVR Energy, Inc.	2,887	56,008
Dorian LPG Ltd.	3,074	68,673
International Seaways, Inc.	3,391	112,581
Par Pacific Holdings, Inc.(a)	4,716	67,250
REX American Resources Corp.(a)	1,300	48,841
World Kinect Corp.	4,903	139,049

		492,402

Paper & Forest Products — 0.2%
Sylvamo Corp.	2,867	192,290

Passenger Airlines — 0.6%
Allegiant Travel Co.	1,231	63,581
JetBlue Airways Corp.(a)	25,520	123,006
SkyWest, Inc.(a)	3,396	296,709
Sun Country Airlines Holdings, Inc.(a)	3,315	40,841

		524,137

Personal Care Products — 0.3%
Edgewell Personal Care Co.	4,052	126,463
Interparfums, Inc.	1,509	171,830
USANA Health Sciences, Inc.(a)	929	25,055

		323,348

Pharmaceuticals — 2.6%
Amphastar Pharmaceuticals, Inc.(a)	3,144	91,144

Security	Shares	Value

Pharmaceuticals (continued)
ANI Pharmaceuticals, Inc.(a)	1,400	$93,730
Collegium Pharmaceutical, Inc.(a)	2,719	81,162
Corcept Therapeutics, Inc.(a)	7,844	895,942
Harmony Biosciences Holdings, Inc.(a)	3,210	106,540
Innoviva, Inc.(a)	4,641	84,141
Ligand Pharmaceuticals, Inc.(a)	1,590	167,173
Organon & Co.	21,684	322,875
Pacira BioSciences, Inc.(a)	3,882	96,468
Phibro Animal Health Corp., Class A	1,710	36,526
Prestige Consumer Healthcare, Inc.(a)	4,164	357,979
Supernus Pharmaceuticals, Inc.(a)	4,650	152,287

		2,485,967

Professional Services — 1.5%
CSG Systems International, Inc.	2,319	140,230
Heidrick & Struggles International, Inc.	1,722	73,753
Korn Ferry	4,336	294,111
NV5 Global, Inc.(a)	4,391	84,614
Robert Half, Inc.	8,443	460,566
Verra Mobility Corp., Class A(a)	13,878	312,394

		1,365,668

Real Estate Management & Development — 0.5%
Cushman & Wakefield PLC(a)	11,824	120,841
eXp World Holdings, Inc.	7,112	69,555
Kennedy-Wilson Holdings, Inc.	9,936	86,245
Marcus & Millichap, Inc.	2,031	69,968
St. Joe Co. (The)	3,204	150,428

		497,037

Residential REITs — 0.4%
Centerspace	1,398	90,521
Elme Communities	7,387	128,534
NexPoint Residential Trust, Inc.	1,866	73,763
Veris Residential, Inc.	6,784	114,785

		407,603

Retail REITs — 2.1%
Acadia Realty Trust	10,084	211,260
Curbline Properties Corp.	7,942	192,117
Getty Realty Corp.	4,275	133,294
Macerich Co. (The)	20,892	358,716
Phillips Edison & Co., Inc.	10,523	383,984
Saul Centers, Inc.	1,016	36,647
SITE Centers Corp.	3,992	51,257
Tanger, Inc.	9,290	313,909
Urban Edge Properties	10,547	200,393
Whitestone REIT	3,747	54,594

		1,936,171

Semiconductors & Semiconductor Equipment — 2.9%
Alpha & Omega Semiconductor Ltd.(a)	2,046	50,864
Axcelis Technologies, Inc.(a)	2,736	135,897
CEVA, Inc.(a)	1,992	51,015
Cohu, Inc.(a)	3,928	57,781
Diodes, Inc.(a)	3,910	168,795
FormFactor, Inc.(a)(b)	6,521	184,479
Ichor Holdings Ltd.(a)	2,835	64,099
Impinj, Inc.(a)	1,943	176,230
Kulicke & Soffa Industries, Inc.	4,488	148,014
MaxLinear, Inc.(a)	6,436	69,895
PDF Solutions, Inc.(a)	2,627	50,202
Penguin Solutions, Inc.(a)	4,481	77,835
Photronics, Inc.(a)	5,314	110,319
Qorvo, Inc.(a)	7,851	568,491

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Semtech Corp.(a)(b)	7,221	$248,402
SiTime Corp.(a)	1,607	245,662
SolarEdge Technologies, Inc.(a)(b)	4,871	78,813
Ultra Clean Holdings, Inc.(a)	3,779	80,908
Veeco Instruments, Inc.(a)(b)	4,870	97,790
Wolfspeed, Inc.(a)(b)	13,078	40,019

		2,705,510

Software — 4.1%
A10 Networks, Inc.	6,189	101,128
ACI Worldwide, Inc.(a)	8,822	482,652
Adeia, Inc.	9,165	121,161
Agilysys, Inc.(a)	1,892	137,246
Alarm.com Holdings, Inc.(a)	4,148	230,836
BlackLine, Inc.(a)	4,368	211,498
Box, Inc., Class A(a)	12,080	372,789
Clear Secure, Inc., Class A	7,937	205,648
DoubleVerify Holdings, Inc.(a)	11,851	158,448
InterDigital, Inc.	2,159	446,373
LiveRamp Holdings, Inc.(a)	5,528	144,502
MARA Holdings, Inc.(a)(b)	28,530	328,095
N-able, Inc.(a)	5,973	42,349
NCR Voyix Corp.(a)(b)	12,309	120,013
Progress Software Corp.	3,646	187,805
SolarWinds Corp.	4,598	84,741
Sprinklr, Inc., Class A(a)	9,451	78,916
SPS Commerce, Inc.(a)	3,190	423,409

		3,877,609

Specialized REITs — 0.6%
Four Corners Property Trust, Inc.	8,404	241,195
Outfront Media, Inc.	11,581	186,917
Safehold, Inc.	3,864	72,334
Uniti Group, Inc.	20,488	103,260

		603,706

Specialty Retail — 2.9%
Advance Auto Parts, Inc.	5,003	196,168
American Eagle Outfitters, Inc.	14,673	170,500
Asbury Automotive Group, Inc.(a)	1,649	364,165
Boot Barn Holdings, Inc.(a)	2,572	276,310
Buckle, Inc. (The)	2,514	96,337
Caleres, Inc.	2,827	48,709
Foot Locker, Inc.(a)	6,973	98,319
Group 1 Automotive, Inc.(b)	1,091	416,708
Guess?, Inc.	2,257	24,985
MarineMax, Inc.(a)	1,680	36,120
Monro, Inc.	2,548	36,870
National Vision Holdings, Inc.(a)	6,633	84,770
ODP Corp. (The)(a)	2,567	36,785
Sally Beauty Holdings, Inc.(a)	8,581	77,486
Shoe Carnival, Inc.	1,467	32,259
Signet Jewelers Ltd.	3,656	212,267
Sonic Automotive, Inc., Class A	1,228	69,947
Upbound Group, Inc.	4,294	102,884
Urban Outfitters, Inc.(a)	4,740	248,376
Victoria’s Secret & Co.(a)	6,596	122,554

		2,752,519

Technology Hardware, Storage & Peripherals — 0.1%
Corsair Gaming, Inc.(a)	3,785	33,535
Xerox Holdings Corp.	9,749	47,088

		80,623

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s, Inc.	3,030	$123,927
G-III Apparel Group Ltd.(a)(b)	3,244	88,723
Hanesbrands, Inc.(a)	29,737	171,582
Kontoor Brands, Inc.	4,181	268,128
Oxford Industries, Inc.	1,245	73,044
Steven Madden Ltd.	6,085	162,104
Wolverine World Wide, Inc.	6,772	94,199

		981,707

Trading Companies & Distributors — 1.6%
Air Lease Corp., Class A	8,715	421,022
Boise Cascade Co.	3,233	317,125
DNOW, Inc.(a)	8,873	151,551
DXP Enterprises, Inc.(a)	1,067	87,771
GMS, Inc.(a)	3,263	238,754
Rush Enterprises, Inc., Class A	5,250	280,402

		1,496,625

Water Utilities — 0.8%
American States Water Co.	3,185	250,596
California Water Service Group	4,967	240,701
Middlesex Water Co.	1,340	85,894
SJW Group	2,539	138,858

		716,049

Wireless Telecommunication Services — 0.4%
Gogo, Inc.(a)(b)	4,969	42,833
Shenandoah Telecommunications Co.	3,888	48,872
Telephone & Data Systems, Inc.	8,212	318,133

		409,838

Total Long-Term Investments — 97.1% (Cost: $89,755,987)		91,232,508

Short-Term Securities

Money Market Funds — 8.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(d)(e)(f)	5,431,105	5,433,821
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.31%(d)(e)	2,623,639	2,623,639

Total Short-Term Securities — 8.6% (Cost: $8,056,758)		8,057,460

Total Investments — 105.7% (Cost: $97,812,745)		99,289,968

Liabilities in Excess of Other Assets — (5.7)%		(5,344,788)

Net Assets — 100.0%		$93,945,180

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,022,533	$3,411,158	(a)	$—	$77	$53	$5,433,821	5,431,105	$14,359	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	2,555,741	67,898	(a)	—	—	—	2,623,639	2,623,639	94,102		—

					$77	$53	$8,057,460		$108,461		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini Russell 2000 Index	19	06/20/25	$193	$(5,895)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/18/26–08/19/26	$797,689	$(2,410)	(c)	$795,971	0.8%
	Monthly	HSBC Bank PLC(d)	02/09/28	966,240	10,897	(e)	978,249	1.0
	Monthly	JPMorgan Chase Bank NA(f)	02/09/26	693,850	24,945	(g)	720,284	0.7

					$33,432		$2,494,504

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(692) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(1,112) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(1,489) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0-175 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination dates August 18, 2026 to August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Ameris Bancorp	212	$12,205	1.5%
Atlantic Union Bankshares Corp.	340	10,588	1.3
Bancorp, Inc. (The)	86	4,544	0.6
BankUnited, Inc.	518	17,840	2.2
Banner Corp.	208	13,264	1.7
Brookline Bancorp, Inc.	486	5,297	0.7
Cathay General Bancorp	436	18,761	2.3
Central Pacific Financial Corp.	110	2,974	0.4
City Holding Co.	52	6,109	0.8
Community Financial System, Inc.	95	5,402	0.7
Customers Bancorp, Inc.	152	7,631	1.0
Eagle Bancorp, Inc.	140	2,940	0.4
First BanCorp/Puerto Rico	1,454	27,873	3.5
First Bancorp/Southern Pines NC	356	14,290	1.8
First Commonwealth Financial Corp.	670	10,412	1.3
First Financial Bancorp	810	20,234	2.5
Fulton Financial Corp.	1,313	23,752	3.0
Hanmi Financial Corp.	171	3,875	0.5
Heritage Financial Corp.	285	6,934	0.9
Hope Bancorp, Inc.	694	7,266	0.9
Independent Bank Corp.	278	17,417	2.2
Lakeland Financial Corp.	96	5,706	0.7
NBT Bancorp, Inc.	166	7,121	0.9
Northwest Bancshares, Inc.	665	7,993	1.0
OFG Bancorp	296	11,846	1.5
Pacific Premier Bancorp, Inc.	791	16,864	2.1
Pathward Financial, Inc.	80	5,836	0.7
Preferred Bank	144	12,047	1.5
Provident Financial Services, Inc.	1,308	22,458	2.8
Renasant Corp.	363	12,317	1.5
S&T Bancorp, Inc.	86	3,186	0.4
Seacoast Banking Corp. of Florida	627	16,133	2.0
Southside Bancshares, Inc.	242	7,008	0.9
TrustCo Bank Corp.	101	3,079	0.4
Trustmark Corp.	506	17,452	2.2
United Community Banks, Inc.	1,163	32,715	4.1
Veritex Holdings, Inc.	243	6,068	0.8
WaFd, Inc.	71	2,029	0.2
Westamerica BanCorp	156	7,898	1.0
WSFS Financial Corp.	751	38,954	4.9

		476,318

Capital Markets
Moelis & Co., Class A	426	24,861	3.1

Commercial Services & Supplies
Pitney Bowes, Inc.	1,796	16,254	2.1

Consumer Finance
Bread Financial Holdings, Inc.	1,159	58,043	7.3

Containers & Packaging
Sealed Air Corp.	691	19,970	2.5

	Shares	Value	% of Basket Value

Diversified Consumer Services
Perdoceo Education Corp.	991	$24,953	3.1%

Financial Services
Jackson Financial, Inc., Class A	457	38,287	4.8
Payoneer Global, Inc.	331	2,420	0.3

		40,707

Insurance
Employers Holdings, Inc.	118	5,976	0.8
Genworth Financial, Inc., Class A	2,615	18,540	2.3
Horace Mann Educators Corp.	341	14,571	1.8
Lincoln National Corp.	1,078	38,711	4.9
ProAssurance Corp.	304	7,098	0.9

		84,896

Mortgage Real Estate Investment Trusts (REITs)
Arbor Realty Trust, Inc.	3,714	43,640	5.5

Office REITs
Douglas Emmett, Inc.	31	496	0.1

Water Utilities
Middlesex Water Co.	91	5,833	0.7

Net Value of Reference Entity — Goldman Sachs Bank USA		$795,971

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 9, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Ameris Bancorp	263	$15,141	1.6%
Atlantic Union Bankshares Corp.	4,448	138,511	14.2
Bancorp, Inc. (The)	200	10,568	1.1
Bank of Hawaii Corp.	401	27,657	2.8
BankUnited, Inc.	262	9,023	0.9
Banner Corp.	73	4,655	0.5
Cathay General Bancorp	398	17,126	1.8
Central Pacific Financial Corp.	142	3,840	0.4
City Holding Co.	59	6,931	0.7
Community Financial System, Inc.	178	10,121	1.0
Customers Bancorp, Inc.	169	8,484	0.9
Eagle Bancorp, Inc.	200	4,200	0.4
First BanCorp/Puerto Rico	1,077	20,646	2.1
First Bancorp/Southern Pines NC	83	3,332	0.3
First Commonwealth Financial Corp.	586	9,106	0.9
First Financial Bancorp	78	1,948	0.2
Fulton Financial Corp.	317	5,735	0.6
Hanmi Financial Corp.	529	11,987	1.2
Heritage Financial Corp.	155	3,771	0.4
Hope Bancorp, Inc.	581	6,083	0.6
Independent Bank Corp.	249	15,600	1.6
Lakeland Financial Corp.	16	951	0.1
NBT Bancorp, Inc.	184	7,894	0.8

24	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Banks (continued)
Northwest Bancshares, Inc.	676	$8,125	0.8%
OFG Bancorp	261	10,445	1.1
Pacific Premier Bancorp, Inc.	642	13,687	1.4
Pathward Financial, Inc.	118	8,608	0.9
Preferred Bank	110	9,203	0.9
Renasant Corp.	2,733	92,731	9.5
S&T Bancorp, Inc.	223	8,262	0.9
Seacoast Banking Corp. of Florida	509	13,097	1.3
Simmons First National Corp., Class A	1,398	28,701	2.9
TrustCo Bank Corp.	164	4,999	0.5
Trustmark Corp.	388	13,382	1.4
United Community Banks, Inc.	317	8,917	0.9
Westamerica BanCorp	135	6,835	0.7
WSFS Financial Corp.	23	1,193	0.1

		571,495

Building Products
Insteel Industries, Inc.	118	3,103	0.3

Capital Markets
Artisan Partners Asset Management, Inc., Class A	835	32,648	3.4
Moelis & Co., Class A	1,866	108,900	11.1

		141,548

Commercial Services & Supplies
Pitney Bowes, Inc.	1,709	15,467	1.6

Consumer Finance
Bread Financial Holdings, Inc.	478	23,938	2.4

Containers & Packaging
Sealed Air Corp.	1,092	31,559	3.2

Financial Services
Jackson Financial, Inc., Class A	503	42,141	4.3
Payoneer Global, Inc.	1,580	11,550	1.2

		53,691

Insurance
Employers Holdings, Inc.	106	5,368	0.6
Genworth Financial, Inc., Class A	4,250	30,132	3.1
Horace Mann Educators Corp.	114	4,871	0.5
Lincoln National Corp.	1,781	63,956	6.5
ProAssurance Corp.	417	9,737	1.0

		114,064

Office REITs
Douglas Emmett, Inc.	1,157	18,512	1.9

Water Utilities
Middlesex Water Co.	76	4,872	0.5

Net Value of Reference Entity — HSBC Bank PLC		$978,249

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 9, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Atlantic Union Bankshares Corp.	2	$62	0.0%
Axos Financial, Inc.	131	8,452	1.2
Banc of California, Inc.	361	5,123	0.7
Bancorp, Inc. (The)	103	5,443	0.7
Banner Corp.	76	4,847	0.7
Cathay General Bancorp	294	12,651	1.8
Central Pacific Financial Corp.	117	3,164	0.4
Community Financial System, Inc.	199	11,315	1.6
Fulton Financial Corp.	709	12,826	1.8
Independent Bank Corp.	107	6,703	0.9
National Bank Holdings Corp., Class A	288	11,022	1.5
Pathward Financial, Inc.	69	5,032	0.7
Preferred Bank	221	18,489	2.6
Provident Financial Services, Inc.	2,020	34,684	4.8
United Community Banks, Inc.	302	8,495	1.2
Veritex Holdings, Inc.	329	8,215	1.1

		156,523

Consumer Finance
Bread Financial Holdings, Inc.	802	40,164	5.6

Containers & Packaging
Sealed Air Corp.	182	5,260	0.7

Financial Services
Jackson Financial, Inc., Class A	4,823	404,071	56.1
Payoneer Global, Inc.	860	6,287	0.9

		410,358

Insurance
Lincoln National Corp.	1,538	55,229	7.7
SiriusPoint Ltd.	2,086	36,067	5.0

		91,296

Office REITs
Douglas Emmett, Inc.	973	15,568	2.2

Water Utilities
California Water Service Group	23	1,115	0.1

Net Value of Reference Entity — JPMorgan Chase Bank NA		$720,284

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$35,842	$(2,410)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$—	$—	$35,842	$—	$—	$—	$35,842

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,895	$—	$—	$—	$5,895
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	—	2,410	—	—	—	2,410

	$—	$—	$8,305	$—	$—	$—	$8,305

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(17,432)	$—	$—	$—	$(17,432)
Swaps	—	—	16,726	—	—	—	16,726

	$—	$—	$(706)	$—	$—	$—	$(706)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(8,606)	$—	$—	$—	$(8,606)
Swaps	—	—	(64,566)	—	—	—	(64,566)

	$—	$—	$(73,172)	$—	$—	$—	$(73,172)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$196,529
Total return swaps:
Average notional value	1,832,130

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$1,350
Swaps — OTC(a)	35,842	2,410

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$35,842	$3,760

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,350)

Total derivative assets and liabilities subject to an MNA	$35,842	$2,410

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

26	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	iShares® ESG Select Screened S&P Small-Cap ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
HSBC Bank PLC	$10,897	$—	$—	$—	$10,897
J.P. Morgan Securities LLC	24,945	—	—	—	24,945

	$35,842	$—	$—	$—	$35,842

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Goldman Sachs Bank USA	$2,410	$—	$—	$—	$2,410

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$91,232,508	$—	$—	$91,232,508
Short-Term Securities
Money Market Funds	8,057,460	—	—	8,057,460

	$99,289,968	$—	$—	$99,289,968

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$35,842	$—	$35,842
Liabilities
Equity Contracts	(5,895)	(2,410)	—	(8,305)

	$(5,895)	$33,432	$—	$27,537

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Statements of Assets and Liabilities

March 31, 2025

	iShares ESG Select Screened S&P 500 ETF	iShares ESG Select Screened S&P Mid-Cap ETF	iShares ESG Select Screened S&P Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$297,622,330	$254,796,586	$91,232,508
Investments, at value — affiliated(c)	1,564,959	12,452,451	8,057,460
Cash	—	21,245	—
Cash pledged:
Futures contracts	35,000	22,000	25,000
Receivables:
Investments sold	—	—	31,289
Securities lending income — affiliated	21	2,207	1,387
Dividends — unaffiliated	138,193	277,121	106,645
Dividends — affiliated	1,757	3,105	10,222
Variation margin on futures contracts	3,025	540	—
Unrealized appreciation on OTC swaps	—	—	35,842

Total assets	299,365,285	267,575,255	99,500,353

LIABILITIES
Bank overdraft	103	—	6
Collateral on securities loaned	119,157	12,009,450	5,433,244
Payables:
Swaps	—	—	108,424
Capital shares redeemed	1,644	—	—
Investment advisory fees	20,923	26,245	9,739
Variation margin on futures contracts	—	—	1,350
Unrealized depreciation on OTC swaps	—	—	2,410

Total liabilities	141,827	12,035,695	5,555,173

Commitments and contingent liabilities

NET ASSETS	$299,223,458	$255,539,560	$93,945,180

NET ASSETS CONSIST OF:
Paid-in capital	$285,741,929	$255,475,441	$97,539,918
Accumulated earnings (loss)	13,481,529	64,119	(3,594,738)

NET ASSETS	$299,223,458	$255,539,560	$93,945,180

NET ASSET VALUE
Shares outstanding	7,000,000	6,550,000	2,500,000

Net asset value	$42.75	$39.01	$37.58

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$278,276,006	$245,994,943	$89,755,987
(b) Securities loaned, at value	$118,950	$11,711,233	$5,222,478
(c) Investments, at cost — affiliated	$1,533,858	$12,451,072	$8,056,758

See notes to financial statements.

28	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Operations

Year Ended March 31, 2025

	iShares ESG Select Screened S&P 500 ETF	iShares ESG Select Screened S&P Mid-Cap ETF	iShares ESG Select Screened S&P Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,325,316	$3,333,941	$1,234,116
Dividends — affiliated	39,813	24,296	94,102
Interest — unaffiliated	167	548	1,032
Securities lending income — affiliated — net	1,156	23,162	14,359
Foreign taxes withheld	(1,004)	(1,605)	(1,561)

Total investment income	3,365,448	3,380,342	1,342,048

EXPENSES
Investment advisory	224,110	274,593	101,817
Interest expense	8	27	4

Total expenses	224,118	274,620	101,821

Net investment income	3,141,330	3,105,722	1,240,227

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,060,318)	(2,192,382)	(1,144,496)
Investments — affiliated	(2,370)	2,017	77
Futures contracts	24,171	(51,122)	(17,432)
In-kind redemptions — unaffiliated(a)	16,608,046	1,470,036	1,636
In-kind redemptions — affiliated(a)	36,230	—	—
Swaps	—	—	16,726

	14,605,759	(771,451)	(1,143,489)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(934,818)	(12,694,587)	(3,685,824)
Investments — affiliated	52,411	(438)	53
Futures contracts	(11,338)	(4,349)	(8,606)
Swaps	—	—	(64,566)

	(893,745)	(12,699,374)	(3,758,943)

Net realized and unrealized gain (loss)	13,712,014	(13,470,825)	(4,902,432)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,853,344	$(10,365,103)	$(3,662,205)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

S T A T E M E N T S O F O P E R A T I O N S	29

Statements of Changes in Net Assets

	iShares ESG Select Screened S&P 500 ETF		iShares ESG Select Screened S&P Mid-Cap ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,141,330	$2,389,088	$3,105,722	$1,795,748
Net realized gain (loss)	14,605,759	3,146,303	(771,451)	19,446
Net change in unrealized appreciation (depreciation)	(893,745)	46,160,509	(12,699,374)	26,412,516

Net increase (decrease) in net assets resulting from operations	16,853,344	51,695,900	(10,365,103)	28,227,710

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,138,284)	(2,298,420)	(3,036,172)	(1,726,166)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	31,894,568	74,422,478	86,129,476	54,263,797

NET ASSETS

Total increase in net assets	45,609,628	123,819,958	72,728,201	80,765,341
Beginning of year	253,613,830	129,793,872	182,811,359	102,046,018

End of year	$299,223,458	$253,613,830	$255,539,560	$182,811,359

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets (continued)

	iShares ESG Select Screened S&P Small-Cap ETF

	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,240,227	$897,657
Net realized gain (loss)	(1,143,489)	80,613
Net change in unrealized appreciation (depreciation)	(3,758,943)	8,660,188

Net increase (decrease) in net assets resulting from operations	(3,662,205)	9,638,458

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,683,657)	(362,825)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	26,859,538	19,055,998

NET ASSETS
Total increase in net assets	21,513,676	28,331,631
Beginning of year	72,431,504	44,099,873

End of year	$93,945,180	$72,431,504

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	31

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Select Screened S&P 500 ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$40.26	$30.90	$34.35	$30.27	$25.29

Net investment income(b)	0.49	0.46	0.42	0.39	0.21
Net realized and unrealized gain (loss)(c)	2.48	9.35	(3.45)	4.07	4.91

Net increase (decrease) from investment operations	2.97	9.81	(3.03)	4.46	5.12

Distributions from net investment income(d)	(0.48)	(0.45)	(0.42)	(0.38)	(0.14)

Net asset value, end of period	$42.75	$40.26	$30.90	$34.35	$30.27

Total Return(e)
Based on net asset value	7.35%	31.95%	(8.72)%	14.74%	20.27	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08	%(h)

Net investment income	1.12%	1.33%	1.40%	1.12%	1.37	%(h)

Supplemental Data
Net assets, end of period (000)	$299,223	$253,614	$129,794	$228,414	$30,274

Portfolio turnover rate(i)	5%	3%	4%	3%	6%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

32	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Select Screened S&P Mid-Cap ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$41.08	$34.02	$36.51	$35.89	$25.19

Net investment income(b)	0.56	0.53	0.52	0.46	0.22
Net realized and unrealized gain (loss)(c)	(2.10)	7.02	(2.50)	0.58	10.66

Net increase (decrease) from investment operations	(1.54)	7.55	(1.98)	1.04	10.88

Distributions from net investment income(d)	(0.53)	(0.49)	(0.51)	(0.42)	(0.18)

Net asset value, end of period	$39.01	$41.08	$34.02	$36.51	$35.89

Total Return(e)
Based on net asset value	(3.81)%	22.43%	(5.35)%	2.88%	43.29	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%	0.12%	0.12	%(h)

Net investment income	1.36%	1.50%	1.55%	1.23%	1.29	%(h)

Supplemental Data
Net assets, end of period (000)	$255,540	$182,811	$102,046	$76,666	$19,740

Portfolio turnover rate(i)	21%	26%	20%	26%	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Select Screened S&P Small-Cap ETF

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$39.15	$33.92	$37.87	$38.81	$25.18

Net investment income(b)	0.59	0.58	0.51	0.39	0.20
Net realized and unrealized gain (loss)(c)	(1.36)	4.90	(3.97)	(0.55)	13.69

Net increase (decrease) from investment operations	(0.77)	5.48	(3.46)	(0.16)	13.89

Distributions from net investment income(d)	(0.80)	(0.25)	(0.49)	(0.78)	(0.26)

Net asset value, end of period	$37.58	$39.15	$33.92	$37.87	$38.81

Total Return(e)
Based on net asset value	(2.14)%	16.29%	(9.08)%	(0.47)%	55.32	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%	0.12%	0.12	%(h)

Net investment income	1.46%	1.65%	1.49%	1.00%	1.13	%(h)

Supplemental Data
Net assets, end of period (000)	$93,945	$72,432	$44,100	$24,616	$9,701

Portfolio turnover rate(i)(j)	27%	28%	23%	34%	18%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

34	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Select Screened S&P 500(a)	Non-Diversified
ESG Select Screened S&P Mid-Cap(b)	Diversified
ESG Select Screened S&P Small-Cap(c)	Diversified

(a)	Formerly known as the iShares ESG Screened S&P 500 ETF.
(b)	Formerly known as the iShares ESG Screened S&P Mid-Cap ETF.
(c)	Formerly known as the iShares ESG Screened S&P Small-Cap ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not

36	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

ESG Select Screened S&P 500

J.P. Morgan Securities LLC	$118,950	$(118,950)	$—	$—

ESG Select Screened S&P Mid-Cap

Barclays Capital, Inc.	$10,758	$(10,758)	$—	$—

BMO Capital Markets Corp.	563,231	(563,231)	—	—

BNP Paribas SA	2,019,600	(2,019,600)	—	—

BofA Securities, Inc.	2,500,499	(2,500,499)	—	—

Citigroup Global Markets, Inc.	766,401	(766,401)	—	—

HSBC Bank PLC	1,027,924	(1,027,924)	—	—

J.P. Morgan Securities LLC	943,461	(943,461)	—	—

Morgan Stanley	1,307,795	(1,307,795)	—	—

National Financial Services LLC	1,082,662	(1,082,662)	—	—

RBC Capital Market LLC	246,891	(246,891)	—	—

UBS AG	263,042	(263,042)	—	—

UBS Securities LLC	239,424	(239,424)	—	—

Wells Fargo Bank N.A.	739,545	(739,545)	—	—

	$11,711,233	$(11,711,233)	$—	$—

ESG Select Screened S&P Small-Cap

Barclays Bank PLC	$208,884	$(208,884)	$—	$—

Barclays Capital, Inc.	182,942	(182,942)	—	—

BNP Paribas SA	1,240,802	(1,240,802)	—	—

BofA Securities, Inc.	1,297,466	(1,297,466)	—	—

Goldman Sachs & Co. LLC	1,267,640	(1,267,640)	—	—

J.P. Morgan Securities LLC	845,971	(845,971)	—	—

UBS AG	39,967	(39,967)	—	—

Wells Fargo Bank N.A.	123,856	(123,856)	—	—

Wells Fargo Securities LLC	14,950	(14,950)	—	—

	$5,222,478	$(5,222,478)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares ESG Select Screened S&P Small-Cap to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

38	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
ESG Select Screened S&P 500	0.08%
ESG Select Screened S&P Mid-Cap	0.12
ESG Select Screened S&P Small-Cap	0.12

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
ESG Select Screened S&P 500	$479
ESG Select Screened S&P Mid-Cap	8,860
ESG Select Screened S&P Small-Cap	4,632

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Select Screened S&P 500	$3,879,552	$3,158,277	$(1,180,647)
ESG Select Screened S&P Mid-Cap	25,275,774	14,577,871	(3,636,665)
ESG Select Screened S&P Small-Cap	11,545,196	6,191,510	(37,671)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
ESG Select Screened S&P 500	$13,091,273	$13,183,797
ESG Select Screened S&P Mid-Cap	49,463,848	47,491,148
ESG Select Screened S&P Small-Cap	25,235,459	22,237,513

For the year ended March 31, 2025, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Select Screened S&P 500	$91,787,456	$59,949,733
ESG Select Screened S&P Mid-Cap	88,569,501	4,442,638
ESG Select Screened S&P Small-Cap	22,980,996	365,334

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

40	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
ESG Select Screened S&P 500	$16,631,239	$(16,631,239)
ESG Select Screened S&P Mid-Cap	1,467,978	(1,467,978)
ESG Select Screened S&P Small-Cap	1,636	(1,636)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/25	Year Ended 03/31/24
ESG Select Screened S&P 500
Ordinary income	$3,138,284	$2,298,420

ESG Select Screened S&P Mid-Cap
Ordinary income	$3,036,172	$1,726,166

ESG Select Screened S&P Small-Cap
Ordinary income	$1,683,657	$362,825

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
ESG Select Screened S&P 500	$110,754	$(5,733,973)	$19,104,748	$—	$13,481,529
ESG Select Screened S&P Mid-Cap	142,219	(8,180,698)	8,102,598	—	64,119
ESG Select Screened S&P Small-Cap	—	(4,666,735)	1,144,031	(72,034)	(3,594,738)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the accounting for swap agreements, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and undistributed capital gains from underlying REIT investments.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Select Screened S&P 500	$280,082,394	$39,246,243	$(20,141,348)	$19,104,895
ESG Select Screened S&P Mid-Cap	259,146,438	29,425,645	(21,323,046)	8,102,599
ESG Select Screened S&P Small-Cap	98,145,937	11,730,633	(10,586,602)	1,144,031

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

42	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24

iShares ETF	Shares	Amount	Shares	Amount

ESG Select Screened S&P 500

Shares sold	2,100,000	$91,926,990	3,250,000	$112,611,144

Shares redeemed	(1,400,000)	(60,032,422)	(1,150,000)	(38,188,666)

	700,000	$31,894,568	2,100,000	$74,422,478

ESG Select Screened S&P Mid-Cap

Shares sold	2,200,000	$90,472,921	1,550,000	$58,217,481

Shares redeemed	(100,000)	(4,343,445)	(100,000)	(3,953,684)

	2,100,000	$86,129,476	1,450,000	$54,263,797

ESG Select Screened S&P Small-Cap

Shares sold	650,000	$26,859,538	800,000	$28,341,130

Shares redeemed	—	—	(250,000)	(9,285,132)

	650,000	$26,859,538	550,000	$19,055,998

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Fund’s custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2025 and the period September 22, 2020 (commencement of operations) through March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2025 and each of the financial highlights for each of the four years in the period ended March 31, 2025 and the period September 22, 2020 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Select Screened S&P 500 ETF
iShares ESG Select Screened S&P Mid-Cap ETF
iShares ESG Select Screened S&P Small-Cap ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

44	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Dividend Income
ESG Select Screened S&P 500	$3,138,975
ESG Select Screened S&P Mid-Cap	2,424,609
ESG Select Screened S&P Small-Cap	935,363

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

iShares ETF	Qualified Business Income
ESG Select Screened S&P 500	$174,286
ESG Select Screened S&P Mid-Cap	756,394
ESG Select Screened S&P Small-Cap	236,769

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
ESG Select Screened S&P 500	94.76%
ESG Select Screened S&P Mid-Cap	76.52
ESG Select Screened S&P Small-Cap	71.92

I M P O R T A N T T A X I N F O R M A T I O N	45

Additional Information

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

46	2 0 2 5 I S H A R E S A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	47

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: May 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: May 22, 2025

By:	/s/ Trent Walker
Trent Walker
Treasurer and Chief Financial Officer (principal financial officer) of
iShares Trust

Date: May 22, 2025